UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

METROPOLITAN SERIES FUND

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Copy to:

Michael P. Lawlor c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned 3.34%, 3.19%, and 3.31%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 5.56%.

MARKET ENVIRONMENT / CONDITIONS

We find ourselves at a relatively unusual juncture as just about any asset class one cares to name has enjoyed positive returns over the last decade (the exceptions mainly being exoticisms such as Venezuelan Debt). As such, the market over the last six months is one in which it is increasingly difficult to establish relative value between asset classes and, increasingly, relative value within asset classes. A rising tide has indeed lifted all boats. Against this unusual backdrop, it becomes somewhat harder for equity stock-pickers to use the market as a sounding board. Is it really reasonable to treat it as a barometer, discounting the future as a wise crowd, or is it instead a depth meter, simply indicative of the degree of prevalence of liquidity?

Thankfully, we don’t have to be too anxious about this given our strong focus on company fundamentals and long-term holding horizon. There will always be secular growth opportunities, where the direction of travel of the company and its industry far outweighs the shorter term significance of the equity market’s opinion and companies in transformation, whose fates are being invigorated by new managements, technologies or markets. However, those ‘magpie moments’(magpies are crow-like birds which will steal away shiny objects, often valuable, given a chance), when the market has a short-term upset or gets carried away in a certain direction allowing us to buy long-followed holdings at attractive valuations, certainly seem fewer and further between. This is despite some quite significant geopolitical tensions and an economic backdrop that remains mixed, to say the least.

While you must always be careful what you wish for, volatility is as much an opportunity as a threat and its continuing absence is not healthy for markets over a sustained period. For a stock picking portfolio, the discipline of developing a list of followed stocks to buy on sudden periods of weakness helps encourage the necessary fortitude to cope with periods of volatility, as does patience. However, neither of these would seem to count for much if central banks remain as active as they have been, though guidance in the U.S. and U.K. now indicates policy normalisation.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark in the first half of the year. A number of factors combined to generate this underperformance, some to do with asset allocation but the majority to do with stock selection, as would be expected in a Portfolio constructed on the basis of the attractions of individual stocks.

Our investment time horizon is three to five years and several of the stocks in the Portfolio have been held for longer. In the short term, whilst equity market returns can be an indicator that there are pressures bearing on a company’s immediate prospects, we avoid inferring too much from short term stock prices and instead focus on operational and fundamental factors when assessing whether a company is meeting our initial expectations. The asset allocation of the Portfolio, whether it is overweight or underweight in a specific sector, country or region is therefore a secondary factor to selecting individual companies as part of our investment process but will have an influence on short term performance nevertheless.

In the first half of 2014 for example, it was the Energy sector which was the most significant detractor from performance. We have long favored the more dynamic exploration and production companies and oil services companies over the more stalwart national and large capitalization oil companies within the Index, but it was these latter that performed better in the first half of the year. Whilst no individual energy companies within the Portfolio were a source of concern, our overall positioning in the more cyclical companies was a headwind in a market where a combination of geopolitical unrest and fears over weakening Chinese growth led investors to prefer the larger oil companies, many of which pay a healthy dividend, within the sector.

Similarly, Emerging Markets outperformed other regions after a difficult 2013, but the effect on the Portfolio was muted despite an overweight position. There remain concerns over growth in several key markets not to mention geopolitical disruption in the Ukraine and the Middle East to contend with. This weighed on the Portfolio’s Russian holdings, retail bank Sberbank (Russia) and hypermarket operator Magnit (Russia).

The country allocation of the Portfolio is dictated by the number of attractive investments that we identify which are listed in that country. In the case of the U.K., the variety and global reach of the companies listed in London outstrips the attractions of the U.K. market itself and we were overweight as a consequence. However, many of the companies that we hold find their major markets, growth prospects and earnings outside the U.K. and are not necessarily beneficiaries of the improving U.K. economy to the extent one might expect. For example, ARM Holdings (U.K.), the dominant provider of mobile chipset designs, was weak due to investor concerns over a slowdown in high-end smartphone growth. However, this concern assumes that ARM Holdings is constrained to earning royalties from this maturing market. We believe that the company has the technical ability and customer relationships to diversify meaningfully from mobile devices (handsets, smartphones, tablets etc) into areas like networking and servers.

The economic backdrop in Europe remains mixed; however, the region was one of the stronger performers. Within the Portfolio however, several European stocks detracted. In the case of pay TV company Sky Deutschland (Germany), the share price fell significantly which usually suggests something untoward but this is not

MSF-1

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

the case here. The stock had risen sharply in recent years, so a period of profit taking was probably to be expected. Underlying demand for ‘full price’ pay TV services has grown in Germany and market research shows that ‘interest in pay TV’ and ‘intention to buy pay TV’ have strengthened considerably.

Our asset allocation did help with regard to Japan where we have a significant underweight. Japan was one of the weaker markets in the first half despite signs that government intervention is achieving some traction in generating inflation and wage growth. This has yet to feed into the domestic economy in a tangible way in terms of demand growth. For example, Fast Retailing (Japan), the operator behind the Uniqlo brand, lowered its full year profit guidance in April, citing slowing domestic sales combined with higher staff costs.

In terms of positive contributions, the Financials sector, where the Portfolio is underweight helped performance. Notable stock contributors included insurer Fairfax Financial (Canada). Fairfax continues to adopt an extremely defensive investment stance with around 30% in cash and much of the equity portfolio hedged. This represents an impediment to all but the very long-term or very defensive investor but does allow the company the chance to exploit market weakness and take opportunistic holdings in its investment portfolio. With many investors cautious with regard to the sustainability of current equity market valuations, this hedging is attractive.

Notable contributions came from several of the Emerging Markets stocks as those markets fared better. This included one of the weaker performers of last year, TSMC (Taiwan). After a period of inventory correction, semiconductor fabricator TSMC (Taiwan) revised up its guidance as most semiconductor companies have started to restock inventories and double book foundry capacity given the likelihood of potential capacity tightness later this year.

At period end we remained underweight in the commercial banking industry, particularly the large U.K. and European commercial banks where little has occurred to convince us that these franchises are likely to prove attractive growth investments in the wake of the restructuring undertaken since the financial crisis. At the end of June, too many question marks remained over balance sheet quality, particularly in Europe, while the U.K. housing boom is again breaking historic records in the southeast of the country. Similarly, while we remained open minded about the possibilities for the success of the government’s intervention and de-regulation drive in Japan, we struggled to find companies which are growing, well managed, and shareholder aware in that country. Corporate governance standards are well known to fall short of Western norms and the pace of change is glacial. As a consequence, at the end of the reporting period, our underweight to that market remained.

Over the reporting period, we did take advantage of bouts of market weakness to make small changes to the Portfolio. For example we purchased the leading Russian search engine company Yandex (Russia) following the outbreak of hostilities in the Crimea. We also added to our holding in online fashion retailer ASOS (U.K.) after a difficult set of results and the release of the company’s long term investment plan left the market disappointed. We consider that the intended investments in the company’s infrastructure are both pressing and sensible in order to fulfil its ambition to become a truly global clothing retailer.

By the end of June, the Portfolio was overweight in Industrials, Consumer Discretionary, Information Technology and Consumer Staples. Whilst the last of these is often referred to as a defensive sector, our positioning within it was predominantly made of up Emerging Markets staples companies which we consider will be key beneficiaries of discretionary spending growth within those markets. As a growth manager, our preference for sectors geared to a growing global economy is unsurprising, however the key challenge for us as stock pickers is that there is relatively little differential in the markets’ inclination to reward companies which are compounding their earnings at high rates and those which are growing less strongly.

Jonathan Bates

Angus Franklin

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	3.34	20.62	8.32	3.66
Class B	3.19	20.22	8.04	3.38
Class E	3.31	20.53	8.17	3.50
MSCI All Country World ex-U.S. Index	5.56	21.75	11.11	7.75

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9
Naspers, Ltd. - N Shares	2.8
Nestle S.A.	2.8
Samsung Electronics Co., Ltd.	2.6
Svenska Handelsbanken AB - A Shares	2.3
Rio Tinto plc	2.2
Atlas Copco AB - B Shares	2.0
British American Tobacco plc	1.9
Kone Oyj - Class B	1.9
ARM Holdings plc	1.8

Top Countries

% of Net Assets
United Kingdom	20.0
Japan	9.6
Germany	6.9
South Korea	5.4
Sweden	5.1
Ireland	4.8
Switzerland	4.1
Taiwan	3.7
Denmark	3.6
France	3.5

MSF-3

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.74%	$1,000.00	$1,033.40	$3.73
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B(a)	Actual	0.99%	$1,000.00	$1,031.90	$4.99
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class E(a)	Actual	0.89%	$1,000.00	$1,033.10	$4.49
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Argentina—1.2%
MercadoLibre, Inc. (a)	248,238	$23,681,905

Australia—3.2%
Brambles, Ltd.	2,453,692	21,278,391
Cochlear, Ltd. (a)	254,010	14,787,714
Treasury Wine Estates, Ltd.	2,544,228	12,022,089
Woolworths, Ltd.	545,520	18,114,195

		66,202,389

Brazil—1.6%
Embraer S.A. (ADR)	542,616	19,767,501
Itau Unibanco Holding S.A. (ADR)	882,189	12,685,878

		32,453,379

Canada—2.7%
Cenovus Energy, Inc.	318,499	10,324,615
Fairfax Financial Holdings, Ltd.	70,650	33,517,120
Ritchie Bros. Auctioneers, Inc. (a)	443,057	10,921,355

		54,763,090

China—2.7%
Baidu, Inc. (ADR) (b)	161,600	30,188,496
Sun Art Retail Group, Ltd. (a)	6,227,000	7,094,566
Want Want China Holdings, Ltd. (a)	12,275,626	17,646,675

		54,929,737

Denmark—3.6%
DSV A/S	747,876	24,379,493
Novo Nordisk A/S - Class B	554,798	25,610,929
Novozymes A/S - B Shares	456,837	22,922,481

		72,912,903

Finland—3.4%
Kone Oyj - Class B (a)	905,073	37,790,238
Sampo Oyj - A Shares	605,911	30,668,781

		68,459,019

France—3.5%
Edenred	541,183	16,398,363
Essilor International S.A. (a)	228,234	24,231,028
Lafarge S.A. (a)	353,083	30,654,688

		71,284,079

Germany—6.9%
Brenntag AG	105,748	18,888,186
Continental AG	127,376	29,507,067
Deutsche Boerse AG	404,503	31,392,222
MTU Aero Engines AG (a)	132,264	12,169,891
SAP AG	312,201	24,113,792
Sky Deutschland AG (b)	2,710,312	24,971,782

		141,042,940

Hong Kong—3.1%
China Mobile, Ltd.	1,129,500	10,965,409
Hang Seng Bank, Ltd.	1,215,900	19,919,124
Hong Kong Exchanges and Clearing, Ltd.	1,710,200	31,901,766

		62,786,299

India—0.6%
IDFC, Ltd.	5,006,671	11,260,463

Ireland—4.8%
CRH plc	684,861	17,568,049
Experian plc	1,442,300	24,359,904
James Hardie Industries plc	1,857,471	24,267,278
Ryanair Holdings plc (ADR) (b)	561,248	31,317,638

		97,512,869

Japan—9.6%
FANUC Corp.	112,600	19,458,245
Fast Retailing Co., Ltd.	59,200	19,525,915
Japan Exchange Group, Inc.	1,173,200	28,979,046
Rakuten, Inc. (a)	2,044,000	26,474,785
Shimano, Inc.	176,200	19,589,207
SMC Corp.	103,600	27,781,244
Tokyo Electron, Ltd.	238,600	16,175,072
Toyota Tsusho Corp.	751,400	21,652,665
Trend Micro, Inc.	490,400	16,177,819

		195,813,998

Netherlands—2.4%
Heineken Holding NV (a)	400,974	26,363,952
Unilever NV	667,612	29,202,326

		55,566,278

Norway—0.6%
Seadrill, Ltd. (a)	318,477	12,618,993

Peru—0.8%
Credicorp, Ltd.	101,691	15,809,900

Portugal—0.3%
Galp Energia SGPS S.A.	388,533	7,114,283

Russia—2.3%
Magnit OJSC (GDR)	436,486	25,695,039
Sberbank of Russia (ADR)	1,173,704	11,863,690
Yandex NV - Class A (b)	118,280	4,215,499

		41,774,228

Singapore—1.7%
United Overseas Bank, Ltd. (a)	1,867,473	33,750,737

South Africa—3.3%
Massmart Holdings, Ltd. (a)	758,903	9,422,921
Naspers, Ltd. - N Shares	491,246	57,822,954

		67,245,875

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—5.4%
Hyundai Mobis	46,659	$13,094,089
NAVER Corp.	31,260	25,865,948
Samsung Electronics Co., Ltd.	41,245	53,929,166
SK Telecom Co., Ltd.	76,078	17,803,062

		110,692,265

Spain—1.6%
Inditex S.A.	209,074	32,238,746

Sweden—5.1%
Atlas Copco AB - B Shares	1,510,973	40,321,499
Svenska Handelsbanken AB - A Shares	973,986	47,623,571
Volvo AB - B Shares	1,238,624	17,042,994

		104,988,064

Switzerland—4.1%
Nestle S.A.	732,330	56,743,093
Wolseley plc	505,043	27,653,581

		84,396,674

Taiwan—3.7%
Hon Hai Precision Industry Co., Ltd.	5,189,410	17,377,467
Taiwan Semiconductor Manufacturing Co., Ltd.	13,890,000	58,513,084

		75,890,551

Turkey—0.8%
BIM Birlesik Magazalar A/S (a)	681,093	15,624,835

United Kingdom—20.0%
Amlin plc	2,960,100	23,753,455
Antofagasta plc	978,543	12,835,768
ARM Holdings plc	2,461,400	37,154,824
ASOS plc (a) (b)	193,858	9,798,037
BG Group plc	861,000	18,202,662
BHP Billiton plc	505,800	16,468,483
British American Tobacco plc	655,883	39,029,713
Burberry Group plc	518,692	13,150,940
Capita Group plc	1,604,300	31,412,867
Hargreaves Lansdown plc	919,100	19,441,349
Petrofac, Ltd.	671,200	13,794,535
Premier Farnell plc	3,022,212	10,520,002
Prudential plc	1,509,470	34,625,408
Rio Tinto plc	816,600	44,062,631
Rolls-Royce Holdings plc (b)	1,047,723	19,135,689
St. James’s Place plc	1,171,779	15,284,007
Standard Chartered plc	1,206,722	24,660,341
Tullow Oil plc	1,630,893	23,796,275

		407,126,986

United States—0.4%
Pricesmart, Inc. (a)	104,457	9,091,937

Total Common Stocks (Cost $1,629,445,254)		2,027,033,422

Short-Term Investments—10.3%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—10.0%
State Street Navigator Securities Lending MET Portfolio (c)	204,825,271	$204,825,271

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $5,886,834 on 07/01/14, collateralized by $5,985,000 Federal National Mortgage Association at 0.500% due 09/28/15 with a value of $6,007,444.	5,886,834	5,886,834

Total Short-Term Investments (Cost $210,712,105)		210,712,105

Total Investments—109.7% (Cost $1,840,157,359) (d)		2,237,745,527
Other assets and liabilities (net)—(9.7)%		(198,268,111)

Net Assets—100.0%		$2,039,477,416

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $232,330,181 and the collateral received consisted of cash in the amount of $204,825,271 and non-cash collateral with a value of $36,865,512. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,840,157,359. The aggregate unrealized appreciation and depreciation of investments were $441,936,400 and $(44,348,232), respectively, resulting in net unrealized appreciation of $397,588,168.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of June 30, 2014 (Unaudited)	% of Net Assets
Banks	8.1
Semiconductors & Semiconductor Equipment	8.1
Machinery	7.0
Insurance	6.7
Food Products	5.1
Diversified Financial Services	5.1
Food & Staples Retailing	4.2
Internet Software & Services	4.1
Media	4.1
Metals & Mining	3.6

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$23,681,905	$—	$—	$23,681,905
Australia	—	66,202,389	—	66,202,389
Brazil	32,453,379	—	—	32,453,379
Canada	54,763,090	—	—	54,763,090
China	30,188,496	24,741,241	—	54,929,737
Denmark	—	72,912,903	—	72,912,903
Finland	—	68,459,019	—	68,459,019
France	—	71,284,079	—	71,284,079
Germany	—	141,042,940	—	141,042,940
Hong Kong	—	62,786,299	—	62,786,299
India	—	11,260,463	—	11,260,463
Ireland	31,317,638	66,195,231	—	97,512,869
Japan	—	195,813,998	—	195,813,998
Netherlands	—	55,566,278	—	55,566,278
Norway	—	12,618,993	—	12,618,993
Peru	15,809,900	—	—	15,809,900
Portugal	—	7,114,283	—	7,114,283
Russia	4,215,499	37,558,729	—	41,774,228
Singapore	—	33,750,737	—	33,750,737
South Africa	—	67,245,875	—	67,245,875
South Korea	—	110,692,265	—	110,692,265
Spain	—	32,238,746	—	32,238,746
Sweden	—	104,988,064	—	104,988,064
Switzerland	—	84,396,674	—	84,396,674
Taiwan	—	75,890,551	—	75,890,551
Turkey	—	15,624,835	—	15,624,835
United Kingdom	—	407,126,986	—	407,126,986
United States	9,091,937	—	—	9,091,937
Total Common Stocks	201,521,844	1,825,511,578	—	2,027,033,422
Short-Term Investments
Mutual Fund	204,825,271	—	—	204,825,271
Repurchase Agreement	—	5,886,834	—	5,886,834
Total Short-Term Investments	204,825,271	5,886,834	—	210,712,105
Total Investments	$406,347,115	$1,831,398,412	$—	$2,237,745,527

Collateral for securities loaned (Liability)	$—	$(204,825,271)	$—	$(204,825,271)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$2,237,745,527
Cash denominated in foreign currencies (c)	6,164,374
Receivable for:
Investments sold	3,383,369
Fund shares sold	87,944
Dividends	2,897,636

Total Assets	2,250,278,850
Liabilities
Collateral for securities loaned	204,825,271
Payables for:
Investments purchased	2,760,133
Fund shares redeemed	1,545,197
Accrued expenses:
Management fees	1,113,807
Distribution and service fees	90,656
Deferred trustees’ fees	89,099
Other expenses	377,271

Total Liabilities	210,801,434

Net Assets	$2,039,477,416

Net assets consist of:
Paid in surplus	$2,014,827,191
Undistributed net investment income	24,914,447
Accumulated net realized loss	(397,918,505)
Unrealized appreciation on investments and foreign currency transactions	397,654,283

Net Assets	$2,039,477,416

Net Assets
Class A	$1,590,986,684
Class B	423,074,042
Class E	25,416,690
Capital Shares Outstanding*
Class A	148,137,433
Class B	39,972,836
Class E	2,389,368
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.74
Class B	10.58
Class E	10.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,840,157,359.
(b)	Includes securities loaned at value of $232,330,181.
(c)	Identified cost of cash denominated in foreign currencies was $6,127,311.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$32,077,160
Securities lending income	1,256,066

Total investment income	33,333,226
Expenses
Management fees	8,119,983
Administration fees	23,842
Custodian and accounting fees	625,436
Distribution and service fees—Class B	525,925
Distribution and service fees—Class E	19,104
Audit and tax services	26,964
Legal	13,587
Trustees’ fees and expenses	20,308
Shareholder reporting	85,452
Insurance	6,879
Miscellaneous	6,453

Total expenses	9,473,933
Less management fee waiver	(1,299,188)

Net expenses	8,174,745

Net Investment Income	25,158,481

Net Realized and Unrealized Gain
Net realized gain on:
Investments	32,503,387
Foreign currency transactions	15,880

Net realized gain	32,519,267

Net change in unrealized appreciation (depreciation) on:
Investments	8,637,028
Foreign currency transactions	(46,643)

Net change in unrealized appreciation	8,590,385

Net realized and unrealized gain	41,109,652

Net Increase in Net Assets From Operations	$66,268,133

(a)	Net of foreign withholding taxes of $3,570,740.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$25,158,481	$30,994,569
Net realized gain	32,519,267	21,915,768
Net change in unrealized appreciation	8,590,385	229,395,258

Increase in net assets from operations	66,268,133	282,305,595

From Distributions to Shareholders
Net investment income
Class A	(23,080,583)	(24,733,409)
Class B	(5,182,984)	(1,391,154)
Class E	(320,223)	(402,216)

Total distributions	(28,583,790)	(26,526,779)

Increase (decrease) in net assets from capital share transactions	(140,532,543)	285,595,731

Total increase (decrease) in net assets	(102,848,200)	541,374,547

Net Assets
Beginning of period	2,142,325,616	1,600,951,069

End of period	$2,039,477,416	$2,142,325,616

Undistributed net investment income
End of period	$24,914,447	$28,339,756

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	5,693,529	$59,005,750	13,914,522	$132,496,071
Reinvestments	2,243,011	23,080,583	2,723,944	24,733,409
Redemptions	(19,232,497)	(200,891,979)	(16,279,447)	(156,565,254)

Net increase (decrease)	(11,295,957)	$(118,805,646)	359,019	$664,226

Class B
Sales	796,322	$8,069,263	1,400,012	$13,236,229
Shares issued through acquisition	0	0	36,865,244	343,584,075
Reinvestments	510,639	5,182,984	155,090	1,391,154
Redemptions	(3,207,384)	(33,112,301)	(7,239,361)	(69,828,994)

Net increase (decrease)	(1,900,423)	$(19,860,054)	31,180,985	$288,382,464

Class E
Sales	26,908	$278,363	171,847	$1,652,354
Reinvestments	31,395	320,223	44,691	402,216
Redemptions	(237,830)	(2,465,429)	(575,018)	(5,505,529)

Net decrease	(179,527)	$(1,866,843)	(358,480)	$(3,450,959)

Increase (decrease) derived from capital shares transactions		$(140,532,543)		$285,595,731

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.54		$9.28	$7.87	$9.98	$9.45	$7.80

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.16	0.16	0.10	0.10	0.14
Net realized and unrealized gain (loss) on investments	0.22		1.26	1.37	(2.04)	0.57	1.57

Total from investment operations	0.35		1.42	1.53	(1.94)	0.67	1.71

Less Distributions
Distributions from net investment income	(0.15)		(0.16)	(0.12)	(0.17)	(0.14)	(0.06)

Total distributions	(0.15)		(0.16)	(0.12)	(0.17)	(0.14)	(0.06)

Net Asset Value, End of Period	$10.74		$10.54	$9.28	$7.87	$9.98	$9.45

Total Return (%) (b)	3.34	(c)	15.54	19.52	(19.87)	7.21	22.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.91	0.95	0.94	0.96
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.77	0.81	0.90	0.91	0.93
Ratio of net investment income to average net assets (%)	2.50	(d)	1.70	1.83	1.06	1.10	1.74
Portfolio turnover rate (%)	4	(c)	19	62	96	140	147
Net assets, end of period (in millions)	$1,591.0		$1,680.7	$1,476.3	$623.9	$1,183.7	$975.1

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.38		$9.15	$7.75	$9.84	$9.33	$7.69

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.13 (f)	0.14	0.08	0.07	0.12
Net realized and unrealized gain (loss) on investments	0.22		1.23	1.35	(2.03)	0.56	1.55

Total from investment operations	0.33		1.36	1.49	(1.95)	0.63	1.67

Less Distributions
Distributions from net investment income	(0.13)		(0.13)	(0.09)	(0.14)	(0.12)	(0.03)

Total distributions	(0.13)		(0.13)	(0.09)	(0.14)	(0.12)	(0.03)

Net Asset Value, End of Period	$10.58		$10.38	$9.15	$7.75	$9.84	$9.33

Total Return (%) (b)	3.19	(c)	15.14	19.37	(20.13)	6.86	21.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(d)	1.13	1.16	1.20	1.19	1.21
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	1.03	1.06	1.15	1.16	1.18
Ratio of net investment income to average net assets (%)	2.24	(d)	1.34 (f)	1.68	0.87	0.86	1.47
Portfolio turnover rate (%)	4	(c)	19	62	96	140	147
Net assets, end of period (in millions)	$423.1		$434.8	$97.8	$89.5	$112.5	$106.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.43		$9.19	$7.79	$9.88	$9.36	$7.72

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.15	0.15	0.09	0.09	0.13
Net realized and unrealized gain (loss) on investments	0.22		1.23	1.35	(2.03)	0.56	1.55

Total from investment operations	0.34		1.38	1.50	(1.94)	0.65	1.68

Less Distributions
Distributions from net investment income	(0.13)		(0.14)	(0.10)	(0.15)	(0.13)	(0.04)

Total distributions	(0.13)		(0.14)	(0.10)	(0.15)	(0.13)	(0.04)

Net Asset Value, End of Period	$10.64		$10.43	$9.19	$7.79	$9.88	$9.36

Total Return (%) (b)	3.31	(c)	15.30	19.39	(19.98)	7.04	21.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(d)	1.02	1.06	1.10	1.09	1.11
Net ratio of expenses to average net assets (%) (e)	0.89	(d)	0.92	0.96	1.05	1.06	1.08
Ratio of net investment income to average net assets (%)	2.32	(d)	1.56	1.79	0.97	0.99	1.59
Portfolio turnover rate (%)	4	(c)	19	62	96	140	147
Net assets, end of period (in millions)	$25.4		$26.8	$26.9	$25.0	$36.5	$40.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $5,886,834, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MSF-14

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$80,285,206	$0	$207,175,922

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $20,138,038 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$8,119,983	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MSF-15

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period December 1, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$26,526,779	$10,931,444	$—	$—	$26,526,779	$10,931,444

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,429,548	$—	$383,290,637	$(414,093,824)	$(10,570,687)	$(12,944,326)

MSF-16

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the post-enactment accumulated short-term capital losses were $10,570,687. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2016	Total
$169,332,274	$244,761,550	$414,093,824

8. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, and Class E net assets of $1,514,112,574, $98,152,323, and $26,620,393 respectively, acquired all of the assets and liabilities of American Funds International Portfolio of the Met Investors Series Trust (“American Funds International”).

The acquisition was accomplished by a taxable exchange of 36,865,244 Class B shares of the Portfolio (valued at $343,584,075) for 41,617,864 Class C shares of American Funds International. Each shareholder of American Funds International received Class B shares of the Portfolio at the Class B’s NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the American Funds International Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the American Funds International Portfolio. All other costs associated with the merger were not borne by the shareholders of either Portfolio.

American Funds International’s net assets on April 26, 2013, were $343,584,075, all for Class C shares, with investments valued at $334,864,216. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value. The fair value of the investments received by the Portfolio became the new cost basis of the investments in the Portfolio.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,982,469,365. Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$30,222,657	(a)
Net realized and unrealized gain on investments	258,968,602	(b)

Net increase in net assets from operations	$289,191,259

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of American Funds International that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$30,994,569 net investment income as reported December 31, 2013 minus $ 428,522 from American Funds International pre-merger net investment loss, minus $724,668 in higher net advisory fees, plus $334,481 in lower distribution and service fees, plus $46,797 of pro-forma eliminated other expenses.
(b)	$389,063,898 unrealized appreciation as reported December 31, 2013 minus $184,533,324 pro-forma December 31, 2012 unrealized appreciation, plus $21,915,768 net realized gain as reported December 31, 2013, plus $32,522,260 in net realized gain from American Funds International pre-merger.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, E, and G shares of the Barclays Aggregate Bond Index Portfolio returned 3.73%, 3.65%, 3.69%, and 3.63%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 3.93%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (the “Committee”) met four times during the six-month period and held the target range for the federal funds rate at zero to 0.25%, a range set in December 2008. Following their most recent meeting, the Committee noted that economic growth had rebounded in recent months. The Committee expected that economic activity would expand at a measured pace and that labor market conditions would continue to improve. The Committee pledged that, beginning in July 2014, it would add to its holding of agency mortgage-backed securities (“MBS”) at a pace of $15 billion per month, down from the $20 billion per month target set in April, and that it would add to its holdings of longer-term Treasury securities at a pace of $20 billion per month, down from $25 billion per month. The Committee also stated that it would maintain the program of reinvesting principal payments from its retained agency debt and agency MBS into agency MBS and would continue rolling over maturing Treasury securities at auction.

By June 30, 2014, the yield curve flattened from the 2013 year-end levels. The 2-year Treasury finished at 0.46% (up from 0.38% on December 31, 2013), and the 30-year Treasury finished at 3.36% (down from 3.97% on December 31, 2013).

Crude oil prices fluctuated during the six-month period. After posting a high of approximately $107 per barrel and a low of $92 per barrel, crude oil finished the period at approximately $105 per barrel.

The Corporate sector was the strongest performing Index sector for the six-month period on a total return basis. Total returns for the Index sectors were: 5.68% for Corporate; 4.38% for Government-Related; 4.03% for MBS; 2.72% for Treasury; 2.62% for Commercial Mortgage-Backed Securities (“CMBS”); and 1.31% for Asset-Backed Securities (“ABS”).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include: sampling, transaction costs, contributions and withdrawals.

Stacey Lituchy

Tresa Lau

Tomas Cambara

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Aggregate Bond Index Portfolio
Class A	3.73	4.11	4.41	4.69	—
Class B	3.65	3.85	4.16	4.43	—
Class E	3.69	3.97	4.26	4.54	—
Class G	3.63	3.83	4.12	—	4.19
Barclays U.S. Aggregate Bond Index	3.93	4.37	4.85	4.93	—

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	68.7
Corporate Bonds & Notes	25.0
Foreign Government	2.0
Mortgage-Backed Securities	1.7
Municipals	0.7
Asset-Backed Securities	0.3

MSF-2

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.27%	$1,000.00	$1,037.30	$1.36
	Hypothetical*	0.27%	$1,000.00	$1,023.46	$1.35

Class B(a)	Actual	0.52%	$1,000.00	$1,036.50	$2.63
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class E(a)	Actual	0.42%	$1,000.00	$1,036.90	$2.12
	Hypothetical*	0.42%	$1,000.00	$1,022.71	$2.11

Class G(a)	Actual	0.57%	$1,000.00	$1,036.30	$2.88
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—68.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—29.2%
Fannie Mae-ACES 2.679%, 05/25/21	5,000,000	$5,066,535
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	5,673,535	5,768,791
2.500%, 02/01/28	4,228,944	4,301,372
2.500%, 07/01/28	7,372,364	7,496,293
2.500%, 10/01/28	4,769,070	4,849,237
3.000%, 01/01/27	2,441,978	2,538,330
3.000%, 02/01/27	4,029,905	4,189,101
3.000%, 03/01/27	2,028,949	2,109,100
3.000%, 01/01/29	3,321,072	3,452,625
3.500%, 02/01/26	3,934,804	4,172,359
3.500%, 03/01/26	1,590,694	1,686,728
3.500%, 05/01/29	4,641,691	4,924,236
4.000%, 04/01/19	170,448	181,000
4.000%, 05/01/19	374,777	398,459
4.000%, 01/01/20	424,733	451,076
4.000%, 06/01/24	839,151	892,764
4.000%, 11/01/24	4,275,060	4,548,190
4.500%, 07/01/18	549,918	583,778
4.500%, 05/01/19	192,930	204,862
4.500%, 08/01/24	967,635	1,035,000
4.500%, 06/01/25	1,859,958	1,989,841
5.000%, 06/01/18	148,295	157,191
5.000%, 01/01/19	375,962	398,643
5.000%, 02/01/20	375,017	399,498
5.000%, 01/01/22	415,387	448,661
5.000%, 02/01/24	1,295,374	1,401,154
5.500%, 11/01/17	70,928	75,675
5.500%, 02/01/18	55,333	58,777
5.500%, 04/01/18	425,828	452,347
6.000%, 09/01/17	154,759	160,965
6.500%, 04/01/17	395,086	413,082
7.500%, 08/01/15	853	866
Fannie Mae 20 Yr. Pool 3.000%, 02/01/33	2,616,631	2,670,572
3.500%, 04/01/32	2,761,217	2,896,628
4.000%, 02/01/31	1,448,902	1,554,985
4.500%, 08/01/30	971,451	1,056,834
5.000%, 02/01/24	315,981	350,611
5.000%, 09/01/25	309,917	344,380
5.500%, 07/01/23	220,883	247,210
5.500%, 01/01/24	149,304	167,099
5.500%, 07/01/24	404,260	453,625
5.500%, 07/01/25	334,427	378,789
7.000%, 10/01/21	19,594	21,645
Fannie Mae 30 Yr. Pool 3.000%, 08/01/42	1,905,935	1,888,049
3.000%, 09/01/42	2,900,893	2,873,669
3.000%, 11/01/42	3,498,771	3,465,936
3.000%, 12/01/42	6,318,794	6,259,494
3.000%, 01/01/43	1,674,942	1,659,223
3.000%, 02/01/43	5,489,710	5,429,590
3.000%, 03/01/43	7,217,354	7,136,116
3.000%, 07/01/43	7,838,035	7,749,810
3.000%, 09/01/43	4,057,048	4,011,382

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 12/01/40	2,987,884	3,077,927
3.500%, 03/01/42	1,846,986	1,902,718
3.500%, 04/01/42	4,053,803	4,179,408
3.500%, 05/01/42	4,951,816	5,101,236
3.500%, 06/01/42	3,684,921	3,796,112
3.500%, 08/01/42	2,505,900	2,581,515
3.500%, 09/01/42	6,185,267	6,371,905
3.500%, 10/01/42	3,312,078	3,412,019
3.500%, 01/01/43	2,922,671	3,010,862
3.500%, 02/01/43	4,656,186	4,796,686
3.500%, 04/01/43	4,832,752	4,978,828
3.500%, 06/01/43	2,766,618	2,850,242
4.000%, 08/01/39	2,142,401	2,274,533
4.000%, 09/01/39	1,668,179	1,771,062
4.000%, 12/01/39	2,186,968	2,321,847
4.000%, 06/01/40	2,072,652	2,200,760
4.000%, 09/01/40	1,414,852	1,502,302
4.000%, 12/01/40	8,811,447	9,356,072
4.000%, 01/01/41	5,478,100	5,816,680
4.000%, 02/01/41	5,555,764	5,913,937
4.000%, 12/01/41	2,414,225	2,563,433
4.000%, 02/01/42	2,484,446	2,661,504
4.000%, 09/01/43	3,676,134	3,904,065
4.000%, 02/01/44	4,717,759	5,013,875
4.000%, 05/01/44	4,674,438	4,965,315
4.500%, 08/01/33	402,068	437,465
4.500%, 10/01/33	468,280	509,507
4.500%, 04/01/34	249,394	271,024
4.500%, 01/01/39	372,129	402,978
4.500%, 07/01/39	2,755,419	2,984,616
4.500%, 09/01/39	4,625,289	5,010,022
4.500%, 10/01/39	1,910,209	2,069,101
4.500%, 05/01/40	2,347,570	2,544,779
4.500%, 11/01/40	2,341,942	2,538,678
4.500%, 12/01/40	3,284,142	3,560,028
4.500%, 04/01/41	8,782,592	9,526,198
4.500%, 05/01/41	2,132,785	2,313,364
5.000%, 07/01/33	324,199	361,058
5.000%, 08/01/33	787,230	876,732
5.000%, 09/01/33	418,828	466,445
5.000%, 10/01/33	3,415,465	3,803,776
5.000%, 03/01/34	472,313	526,011
5.000%, 04/01/34	1,129,530	1,258,362
5.000%, 05/01/34	181,422	202,166
5.000%, 09/01/34	446,124	497,135
5.000%, 02/01/35	457,359	509,654
5.000%, 04/01/35	297,861	331,460
5.000%, 05/01/35	95,422	106,186
5.000%, 11/01/35	357,594	397,930
5.000%, 03/01/36	1,211,023	1,347,627
5.000%, 07/01/37	1,140,407	1,265,271
5.000%, 01/01/39	1,016,047	1,127,247
5.000%, 04/01/40	3,049,713	3,393,377
5.000%, 07/01/41	2,348,659	2,618,677
5.500%, 10/01/32	61,474	69,415

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 02/01/33	259,579	$293,093
5.500%, 03/01/33	633,454	715,239
5.500%, 05/01/33	2,156,185	2,434,568
5.500%, 08/01/33	1,127,217	1,272,751
5.500%, 10/01/33	155,726	175,832
5.500%, 12/01/33	1,330,334	1,502,092
5.500%, 02/01/34	538,285	607,750
5.500%, 03/01/34	245,921	277,657
5.500%, 04/01/34	118,784	134,113
5.500%, 06/01/34	403,933	456,060
5.500%, 09/01/34	403,126	455,148
5.500%, 12/01/34	982,476	1,109,263
5.500%, 01/01/35	335,429	378,716
5.500%, 02/01/35	760,676	858,840
5.500%, 04/01/35	426,210	479,025
5.500%, 06/01/35	1,549,811	1,741,861
5.500%, 01/01/37	572,553	640,378
5.500%, 05/01/37	236,671	264,624
5.500%, 05/01/38	316,253	353,721
5.500%, 06/01/38	337,885	377,916
5.500%, 07/01/38	278,367	311,346
6.000%, 08/01/28	3,624	4,080
6.000%, 11/01/28	1,189	1,349
6.000%, 12/01/28	1,599	1,823
6.000%, 06/01/31	75,509	86,059
6.000%, 09/01/32	172,492	196,549
6.000%, 01/01/33	43,971	50,103
6.000%, 02/01/33	91,999	104,818
6.000%, 03/01/33	189,924	216,388
6.000%, 04/01/33	403,237	459,424
6.000%, 05/01/33	344,098	392,045
6.000%, 05/01/34	544,217	619,745
6.000%, 09/01/34	427,930	487,319
6.000%, 11/01/34	639,516	728,269
6.000%, 01/01/35	268,060	302,237
6.000%, 07/01/36	124,963	140,587
6.000%, 09/01/36	334,335	376,137
6.000%, 07/01/37	310,832	349,607
6.000%, 08/01/37	490,025	551,154
6.000%, 09/01/37	1,255,214	1,411,801
6.000%, 10/01/37	465,593	523,675
6.000%, 05/01/38	1,469,039	1,652,299
6.000%, 12/01/38	390,287	439,041
6.500%, 05/01/28	80,748	93,400
6.500%, 12/01/28	228,252	264,017
6.500%, 03/01/29	5,817	6,574
6.500%, 04/01/29	38,914	43,963
6.500%, 05/01/29	9,448	10,673
6.500%, 08/01/29	1,425	1,610
6.500%, 05/01/30	33,514	37,859
6.500%, 09/01/31	6,592	7,601
6.500%, 02/01/32	7,957	8,262
6.500%, 06/01/32	50,488	58,215
6.500%, 09/01/33	22,077	24,913
6.500%, 10/01/33	136,533	154,349

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 10/01/34	454,596	518,641
6.500%, 10/01/37	250,179	283,203
7.000%, 06/01/26	902	993
7.000%, 06/01/28	30,458	32,887
7.000%, 10/01/29	15,839	18,119
7.000%, 12/01/29	3,993	4,141
7.000%, 04/01/32	17,737	19,298
7.000%, 06/01/32	69,415	78,543
7.000%, 10/01/37	315,614	356,235
7.500%, 09/01/25	6,775	7,862
7.500%, 06/01/26	7,503	8,676
7.500%, 07/01/29	17,892	20,984
7.500%, 10/01/29	8,697	9,669
8.000%, 10/01/26	459	485
8.000%, 11/01/29	278	325
8.000%, 05/01/30	18,579	19,498
8.000%, 11/01/30	4,840	5,638
8.000%, 01/01/31	7,133	8,187
8.000%, 02/01/31	9,631	11,164
Fannie Mae ARM Pool
2.746%, 11/01/43 (a)	2,674,925	2,773,817
2.771%, 02/01/42 (a)	3,211,813	3,334,352
3.096%, 10/01/41 (a)	1,152,305	1,217,134
3.529%, 05/01/41 (a)	2,028,840	2,162,444
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	2,487,225	2,527,043
2.500%, 02/01/28	4,149,347	4,216,191
2.500%, 04/01/28	3,323,976	3,377,268
3.000%, 03/01/27	2,322,365	2,408,944
3.000%, 05/01/27	2,931,737	3,041,199
3.000%, 11/01/28	3,637,308	3,773,446
3.500%, 12/01/25	2,783,337	2,943,305
3.500%, 05/01/26	1,108,914	1,172,741
4.000%, 06/01/19	326,879	347,055
4.000%, 05/01/25	1,719,869	1,832,831
4.000%, 08/01/25	944,923	1,006,986
4.000%, 10/01/25	777,345	828,401
4.500%, 09/01/18	322,609	342,025
4.500%, 10/01/18	708,009	750,621
4.500%, 04/01/19	506,136	536,731
4.500%, 06/01/19	288,480	305,918
4.500%, 08/01/19	103,381	109,630
5.000%, 05/01/18	796,026	842,789
5.000%, 12/01/18	147,583	156,253
5.000%, 06/01/19	410,023	435,240
5.500%, 11/01/17	66,705	70,824
5.500%, 01/01/24	823,605	903,073
6.000%, 04/01/16	3,821	3,918
6.000%, 05/01/17	79,298	82,245
7.000%, 12/01/15	1,049	1,053
7.500%, 03/01/16	5,537	5,722
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	4,004,432	4,081,404
3.500%, 04/01/32	3,975,333	4,160,647
4.000%, 01/01/31	1,531,501	1,647,499

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
4.000%, 08/01/31	1,600,204	$1,721,406
4.500%, 05/01/29	486,771	528,416
5.000%, 03/01/27	210,953	236,388
Freddie Mac 30 Yr. Gold Pool
2.500%, 07/01/43	3,310,307	3,137,227
3.000%, 10/01/42	3,369,417	3,326,549
3.000%, 01/01/43	3,153,348	3,113,229
3.000%, 03/01/43	7,212,933	7,122,054
3.000%, 04/01/43	5,902,851	5,827,687
3.000%, 06/01/43	2,058,176	2,031,968
3.000%, 07/01/43	5,086,704	5,021,933
3.500%, 01/01/42	2,161,654	2,224,805
3.500%, 03/01/42	1,894,329	1,949,671
3.500%, 08/01/42	6,391,271	6,574,768
3.500%, 02/01/43	2,603,837	2,679,907
3.500%, 05/01/43	4,706,052	4,841,383
3.500%, 06/01/43	2,780,143	2,860,091
3.500%, 06/01/44	3,900,000	4,012,580
4.000%, 06/01/39	1,873,892	1,985,866
4.000%, 12/01/39	2,217,394	2,349,894
4.000%, 11/01/40	2,182,227	2,312,895
4.000%, 04/01/41	2,012,478	2,133,015
4.000%, 09/01/41	2,247,272	2,381,871
4.000%, 10/01/41	4,594,579	4,869,770
4.000%, 11/01/41	2,301,417	2,439,259
4.000%, 10/01/43	4,686,508	4,969,393
4.500%, 10/01/35	926,343	1,002,217
4.500%, 06/01/38	1,399,422	1,514,045
4.500%, 02/01/39	867,062	938,538
4.500%, 03/01/39	1,063,021	1,150,651
4.500%, 04/01/39	1,170,510	1,267,001
4.500%, 09/01/39	1,326,626	1,435,986
4.500%, 11/01/39	1,310,970	1,419,040
4.500%, 01/01/40	921,402	998,078
4.500%, 05/01/40	1,548,801	1,677,686
4.500%, 11/01/40	1,745,798	1,891,078
4.500%, 02/01/41	1,220,929	1,323,343
4.500%, 05/01/41	1,309,518	1,419,363
4.500%, 06/01/41	981,761	1,064,113
4.500%, 12/01/43	2,609,799	2,826,138
5.000%, 10/01/33	873,661	970,043
5.000%, 03/01/34	213,452	237,134
5.000%, 08/01/35	1,101,785	1,222,330
5.000%, 09/01/35	518,639	575,383
5.000%, 10/01/35	434,789	482,359
5.000%, 01/01/36	987,509	1,095,553
5.000%, 04/01/38	606,951	671,331
5.000%, 11/01/39	2,632,260	2,913,551
5.000%, 05/01/40	3,430,995	3,805,705
5.500%, 06/01/34	931,625	1,050,056
5.500%, 10/01/35	471,594	529,143
5.500%, 12/01/35	1,155,990	1,297,058
5.500%, 01/01/36	889,968	998,573
5.500%, 12/01/37	777,088	867,605
5.500%, 04/01/38	3,823,058	4,267,886

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 07/01/38	474,139	529,308
5.500%, 08/01/38	964,091	1,076,268
6.000%, 11/01/28	16,746	19,052
6.000%, 12/01/28	11,250	12,813
6.000%, 02/01/29	25,010	28,091
6.000%, 04/01/29	8,674	9,871
6.000%, 05/01/29	2,138	2,402
6.000%, 06/01/31	3,523	4,012
6.000%, 07/01/31	1,303	1,484
6.000%, 09/01/31	70,496	80,270
6.000%, 04/01/32	169,207	192,654
6.000%, 11/01/32	48,654	55,395
6.000%, 06/01/34	247,680	281,864
6.000%, 11/01/35	126,806	144,261
6.000%, 02/01/36	180,304	202,369
6.000%, 08/01/36	231,214	259,510
6.000%, 10/01/36	361,251	405,461
6.000%, 11/01/36	227,360	255,184
6.000%, 01/01/37	287,241	322,394
6.000%, 02/01/38	343,521	385,520
6.000%, 11/01/39	3,190,006	3,579,476
6.000%, 04/01/40	861,667	967,014
6.500%, 02/01/30	5,889	6,635
6.500%, 08/01/31	15,156	17,457
6.500%, 10/01/31	7,762	8,747
6.500%, 11/01/31	33,193	38,233
6.500%, 03/01/32	480,332	553,146
6.500%, 04/01/32	479,325	551,987
6.500%, 09/01/36	778,265	884,589
6.500%, 11/01/37	447,857	508,872
7.000%, 12/01/27	2,129	2,467
7.000%, 11/01/28	5,614	6,368
7.000%, 04/01/29	6,286	7,274
7.000%, 05/01/29	1,575	1,738
7.000%, 06/01/29	6,484	6,793
7.000%, 07/01/29	2,787	3,142
7.000%, 01/01/31	108,995	117,252
7.500%, 08/01/24	23,718	24,667
7.500%, 10/01/27	14,238	16,167
7.500%, 10/01/29	22,378	26,526
7.500%, 05/01/30	14,860	16,943
8.000%, 02/01/27	5,131	6,063
8.000%, 10/01/28	9,795	11,592
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	4,510,065	4,722,557
5.000%, 10/15/20	467,486	499,721
5.000%, 01/15/21	256,183	274,737
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	4,227,047	4,265,047
3.000%, 12/15/42	3,005,989	3,033,012
3.000%, 02/15/43	2,600,047	2,624,762
3.000%, 03/15/43	3,539,051	3,569,826
3.000%, 05/15/43	4,547,853	4,587,400
3.000%, 07/15/43	2,938,763	2,964,318
3.500%, 01/15/42	4,335,127	4,513,998

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.500%, 02/15/42	2,029,358	$2,113,211
3.500%, 03/15/42	3,112,958	3,243,569
3.500%, 05/15/42	2,665,753	2,775,902
3.500%, 09/15/42	2,539,410	2,644,338
3.500%, 05/15/43	2,844,045	2,960,772
4.000%, 07/15/39	3,745,237	4,007,027
4.000%, 07/15/40	2,426,011	2,594,599
4.000%, 03/15/41	2,029,900	2,170,245
4.000%, 10/15/41	3,780,175	4,041,531
4.500%, 01/15/39	654,813	714,584
4.500%, 04/15/39	1,624,970	1,773,296
4.500%, 05/15/39	3,985,861	4,349,690
4.500%, 08/15/39	1,755,694	1,915,954
4.500%, 01/15/40	1,861,810	2,034,273
4.500%, 04/15/40	2,152,644	2,352,048
4.500%, 02/15/41	934,252	1,018,217
4.500%, 04/15/41	1,377,099	1,500,865
5.000%, 12/15/35	587,343	653,606
5.000%, 12/15/36	427,706	470,338
5.000%, 01/15/39	2,052,579	2,271,224
5.000%, 02/15/39	498,370	552,840
5.000%, 08/15/39	3,201,885	3,551,840
5.000%, 09/15/39	723,742	802,844
5.000%, 12/15/39	1,294,584	1,436,078
5.000%, 05/15/40	2,451,702	2,728,121
5.500%, 03/15/36	671,438	756,457
5.500%, 01/15/37	1,127,107	1,269,544
5.500%, 11/15/37	702,373	791,135
5.500%, 09/15/38	484,564	545,377
5.500%, 08/15/39	2,117,761	2,392,053
6.000%, 01/15/29	8,268	9,302
6.000%, 01/15/33	325,989	377,336
6.000%, 03/15/35	372,313	428,830
6.000%, 12/15/35	240,034	277,057
6.000%, 06/15/36	339,015	386,627
6.000%, 09/15/36	404,796	461,646
6.000%, 07/15/38	1,692,482	1,941,367
6.500%, 05/15/23	3,184	3,624
6.500%, 02/15/27	43,844	50,564
6.500%, 07/15/28	14,634	16,627
6.500%, 08/15/28	18,978	21,562
6.500%, 11/15/28	11,907	13,749
6.500%, 12/15/28	11,535	13,158
6.500%, 07/15/29	2,264	2,580
6.500%, 05/15/36	271,372	308,329
7.000%, 01/15/28	2,667	3,010
7.000%, 04/15/28	3,381	3,499
7.000%, 05/15/28	18,623	20,633
7.000%, 06/15/28	10,505	11,972
7.000%, 10/15/28	10,218	11,272
7.000%, 06/15/29	2,172	2,232
7.000%, 09/15/29	13,834	15,491
7.000%, 01/15/31	1,423	1,460
7.000%, 03/15/31	29,374	31,677
7.000%, 07/15/31	603,541	712,645

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
7.000%, 08/15/31	88,988	104,615
7.000%, 02/15/32	15,194	15,662
7.000%, 07/15/32	41,979	49,990
7.500%, 08/15/29	396	397
7.500%, 04/15/30	8,839	9,053
8.000%, 08/15/26	3,978	4,542
8.000%, 09/15/26	4,966	5,643
8.000%, 05/15/27	1,487	1,530
8.000%, 06/15/29	24,240	26,306
9.000%, 11/15/24	12,975	15,148
Ginnie Mae II 30 Yr. Pool
3.000%, 12/20/42	3,888,091	3,927,866
3.000%, 03/20/43	4,813,535	4,862,864
3.500%, 12/20/41	2,764,076	2,884,563
3.500%, 03/20/42	4,783,577	4,987,585
3.500%, 08/20/42	2,625,793	2,737,776
3.500%, 01/20/43	7,646,695	7,976,974
3.500%, 04/20/43	2,744,741	2,862,321
4.000%, 11/20/40	2,900,004	3,111,440
4.000%, 12/20/40	2,650,002	2,843,211
4.000%, 05/20/43	3,193,550	3,422,343
4.000%, 11/20/43	2,724,253	2,920,350
4.000%, 02/20/44	4,669,626	5,012,346
4.000%, 04/20/44	3,755,250	4,025,811
4.500%, 08/20/40	2,828,285	3,099,781
4.500%, 12/20/40	1,594,574	1,747,642
4.500%, 04/20/41	1,585,001	1,734,101
4.500%, 03/20/42	1,134,514	1,241,237
4.500%, 10/20/43	2,544,392	2,781,644
4.500%, 02/20/44	4,499,679	4,919,251
5.000%, 08/20/40	1,237,852	1,379,256
5.000%, 10/20/40	1,170,080	1,303,741
6.500%, 06/20/31	37,447	43,686
6.500%, 11/20/38	1,016,638	1,165,881
7.500%, 02/20/28	4,129	4,772

		641,559,426

Federal Agencies—4.5%
Federal Farm Credit Bank 4.875%, 12/16/15	4,500,000	4,799,162
Federal Home Loan Banks
0.375%, 06/24/16 (b)	10,040,000	10,018,720
4.875%, 05/17/17 (b)	4,420,000	4,915,542
5.375%, 05/18/16 (b)	2,900,000	3,166,761
Federal Home Loan Mortgage Corp.
0.875%, 03/07/18 (b)	17,000,000	16,762,258
1.250%, 10/02/19 (b)	3,000,000	2,919,665
4.750%, 01/19/16 (b)	2,850,000	3,046,159
5.125%, 11/17/17 (b)	3,530,000	3,997,932
5.625%, 11/23/35	1,040,000	1,106,969
Federal National Mortgage Association
0.500%, 03/30/16 (b)	9,450,000	9,465,948
0.875%, 05/21/18 (b)	10,160,000	9,978,092
4.875%, 12/15/16 (b)	4,430,000	4,881,939
5.375%, 07/15/16 (b)	5,870,000	6,452,705

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association
5.375%, 06/12/17	8,300,000	$9,366,431
6.625%, 11/15/30 (b)	2,450,000	3,459,438
Tennessee Valley Authority 5.250%, 09/15/39	3,350,000	4,048,425

		98,386,146

U.S. Treasury—35.0%
U.S. Treasury Bonds
2.750%, 08/15/42	2,020,000	1,806,627
2.875%, 05/15/43 (b)	4,760,000	4,350,307
3.125%, 02/15/42 (b)	1,800,000	1,741,932
3.125%, 02/15/43 (b)	3,270,000	3,148,094
3.500%, 02/15/39	2,080,000	2,170,376
3.625%, 02/15/44 (b)	10,120,000	10,681,154
3.750%, 08/15/41 (b)	1,830,000	1,988,240
3.875%, 08/15/40 (b)	10,380,000	11,517,337
4.250%, 11/15/40 (b)	7,280,000	8,574,312
4.375%, 11/15/39 (b)	3,900,000	4,670,562
4.375%, 05/15/40 (b)	5,220,000	6,260,764
4.375%, 05/15/41 (b)	5,850,000	7,033,631
4.500%, 02/15/36 (b)	5,675,000	6,894,501
4.500%, 05/15/38 (b)	4,950,000	6,019,992
5.000%, 05/15/37 (b)	2,760,000	3,583,418
5.250%, 02/15/29 (b)	750,000	961,432
5.375%, 02/15/31 (b)	3,075,000	4,037,260
6.125%, 11/15/27	5,750,000	7,896,647
6.250%, 08/15/23 (b)	7,700,000	10,156,916
6.375%, 08/15/27 (b)	2,800,000	3,917,144
6.500%, 11/15/26	1,000,000	1,400,810
7.125%, 02/15/23	11,125,000	15,323,798
7.250%, 08/15/22 (b)	6,120,000	8,410,777
7.875%, 02/15/21 (b)	4,450,000	6,084,129
8.000%, 11/15/21	2,920,000	4,090,132
8.125%, 08/15/19 (b)	2,645,000	3,491,559
8.125%, 08/15/21	1,250,000	1,752,262
8.500%, 02/15/20 (b)	6,700,000	9,127,811
8.750%, 08/15/20 (b)	1,000,000	1,398,250
8.875%, 02/15/19 (b)	10,215,000	13,612,203
9.125%, 05/15/18 (b)	1,600,000	2,080,640
9.250%, 02/15/16	1,375,000	1,574,513
U.S. Treasury Notes
0.625%, 10/15/16 (b)	9,970,000	9,980,169
0.625%, 05/31/17	5,000,000	4,966,800
0.625%, 08/31/17 (b)	21,700,000	21,461,517
0.625%, 04/30/18 (b)	5,000,000	4,882,250
0.875%, 11/30/16 (b)	23,800,000	23,945,894
0.875%, 05/15/17 (b)	10,000,000	10,013,000
1.000%, 08/31/16 (b)	11,820,000	11,942,337
1.000%, 09/30/16 (b)	35,670,000	36,018,852
1.000%, 10/31/16 (b)	7,010,000	7,076,034
1.000%, 03/31/17	7,850,000	7,896,943
1.125%, 05/31/19 (b)	12,300,000	12,022,266
1.250%, 08/31/15 (b)	5,850,000	5,924,705
1.250%, 09/30/15 (b)	7,750,000	7,853,850
1.250%, 10/31/19 (b)	5,130,000	5,010,573

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.375%, 11/30/15	19,400,000	19,712,532
1.375%, 09/30/18	12,890,000	12,873,887
1.500%, 03/31/19 (b)	31,870,000	31,801,799
1.625%, 11/15/22 (b)	5,000,000	4,725,850
1.750%, 07/31/15	6,700,000	6,814,704
1.750%, 05/15/22 (b)	4,900,000	4,716,495
1.750%, 05/15/23 (b)	6,420,000	6,080,574
1.875%, 06/30/15	6,700,000	6,814,905
1.875%, 09/30/17 (b)	15,900,000	16,339,635
2.000%, 11/15/21 (b)	10,950,000	10,813,563
2.000%, 02/15/22	3,800,000	3,740,834
2.000%, 02/15/23 (b)	6,900,000	6,699,762
2.125%, 05/31/15 (b)	12,000,000	12,217,920
2.125%, 02/29/16	4,790,000	4,933,939
2.125%, 08/15/21 (b)	8,710,000	8,704,251
2.375%, 03/31/16	20,560,000	21,288,234
2.375%, 05/31/18	31,000,000	32,318,122
2.500%, 08/15/23 (b)	14,400,000	14,485,393
2.625%, 02/29/16 (b)	2,510,000	2,606,535
2.625%, 04/30/16 (b)	17,800,000	18,528,377
2.625%, 08/15/20 (b)	6,000,000	6,245,159
2.750%, 05/31/17 (b)	9,840,000	10,378,346
2.750%, 11/15/23 (b)	5,085,000	5,211,820
3.000%, 08/31/16	8,350,000	8,797,143
3.000%, 09/30/16	18,100,000	19,095,138
3.000%, 02/28/17	14,980,000	15,875,204
3.125%, 05/15/19	3,000,000	3,217,650
3.250%, 05/31/16 (b)	8,230,000	8,677,218
3.375%, 11/15/19 (b)	4,350,000	4,727,841
3.500%, 02/15/18 (b)	4,000,000	4,333,120
3.500%, 05/15/20	7,790,000	8,517,976
3.625%, 02/15/20 (b)	17,190,000	18,909,173
3.750%, 11/15/18	4,550,000	5,005,273
3.875%, 05/15/18 (b)	4,700,000	5,171,035
4.000%, 08/15/18 (b)	9,620,000	10,660,789
4.250%, 08/15/15	2,300,000	2,405,225
4.250%, 11/15/17 (b)	4,700,000	5,199,892
4.500%, 11/15/15	8,950,000	9,476,349
4.500%, 02/15/16	4,520,000	4,827,541
4.625%, 02/15/17 (b)	8,475,000	9,340,043
4.875%, 08/15/16 (b)	8,330,000	9,100,691
5.125%, 05/15/16	4,830,000	5,256,006

		771,398,663

Total U.S. Treasury & Government Agencies (Cost $1,485,938,136)		1,511,344,235

Corporate Bonds & Notes—25.0%

Aerospace/Defense—0.4%
Boeing Co. (The) 7.250%, 06/15/25	460,000	604,165
Lockheed Martin Corp. 6.150%, 09/01/36	1,700,000	2,124,205

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	$703,563
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,035,088
United Technologies Corp. 4.500%, 06/01/42	2,645,000	2,784,044
4.875%, 05/01/15	900,000	934,431
7.500%, 09/15/29	200,000	282,919

		8,468,415

Agriculture—0.2%
Altria Group, Inc. 9.700%, 11/10/18	750,000	983,397
Archer-Daniels-Midland Co. 4.479%, 03/01/21	2,000,000	2,207,039
Philip Morris International, Inc. 4.500%, 03/26/20 (b)	925,000	1,027,132

		4,217,568

Auto Manufacturers—0.4%
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,583,094
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,935,346
Toyota Motor Credit Corp. 0.875%, 07/17/15	3,950,000	3,965,050

		8,483,490

Banks—5.6%
American Express Centurion Bank 0.875%, 11/13/15 (b)	3,000,000	3,007,993
Bank of America Corp.
3.300%, 01/11/23	4,075,000	4,010,211
4.100%, 07/24/23	2,905,000	3,012,482
5.750%, 08/15/16	2,850,000	3,103,980
5.875%, 02/07/42	3,000,000	3,568,445
6.500%, 08/01/16	1,750,000	1,936,083
6.500%, 07/15/18 (b)	200,000	231,584
Bank of New York Mellon Corp. (The) 5.450%, 05/15/19	2,000,000	2,276,302
Bank of Nova Scotia 2.050%, 10/30/18	3,480,000	3,496,104
Barclays Bank plc 5.000%, 09/22/16	1,750,000	1,903,854
BB&T Corp. 3.200%, 03/15/16	1,865,000	1,933,768
BNP Paribas S.A. 5.000%, 01/15/21	3,225,000	3,585,657
Capital One Financial Corp. 6.750%, 09/15/17 (b)	1,200,000	1,392,962
Citigroup, Inc.
5.375%, 08/09/20	2,200,000	2,499,202
5.850%, 08/02/16 (b)	500,000	548,202
6.125%, 11/21/17 (b)	1,700,000	1,942,782
6.125%, 05/15/18	1,900,000	2,188,601

Banks—(Continued)
Credit Suisse 4.375%, 08/05/20	2,611,000	2,846,326
Deutsche Bank AG 6.000%, 09/01/17	1,500,000	1,704,741
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,729,451
Goldman Sachs Group, Inc. (The)
3.625%, 02/07/16	2,825,000	2,944,754
6.000%, 06/15/20	2,000,000	2,325,467
6.125%, 02/15/33 (b)	2,075,000	2,479,748
6.250%, 09/01/17	760,000	864,524
6.450%, 05/01/36	2,000,000	2,315,509
HSBC Holdings plc
5.100%, 04/05/21 (b)	2,556,000	2,912,795
6.500%, 09/15/37	905,000	1,107,348
JPMorgan Chase & Co.
3.250%, 09/23/22	2,850,000	2,854,547
4.950%, 03/25/20	2,650,000	2,972,740
6.300%, 04/23/19	1,900,000	2,238,895
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	2,700,000	3,064,180
KFW
1.000%, 06/11/18	3,536,000	3,488,465
1.250%, 02/15/17	3,000,000	3,035,932
2.375%, 08/25/21 (b)	1,945,000	1,957,015
2.625%, 02/16/16	2,791,000	2,891,377
2.750%, 09/08/20	2,300,000	2,392,217
4.875%, 01/17/17	2,900,000	3,198,994
Lloyds TSB Bank plc 6.375%, 01/21/21	1,500,000	1,812,380
Morgan Stanley
5.625%, 09/23/19	1,900,000	2,181,585
7.250%, 04/01/32	1,850,000	2,472,951
7.300%, 05/13/19	2,460,000	3,000,859
PNC Bank N.A.
4.875%, 09/21/17	1,000,000	1,097,985
5.250%, 01/15/17 (b)	1,600,000	1,747,890
Rabobank Nederland 5.250%, 05/24/41	3,640,000	4,094,506
Royal Bank of Canada 2.150%, 03/15/19	3,915,000	3,939,821
State Street Bank and Trust Co. 5.300%, 01/15/16	300,000	318,419
SunTrust Banks, Inc. 3.600%, 04/15/16	1,450,000	1,516,898
Wachovia Corp. 5.750%, 06/15/17	700,000	790,804
Wells Fargo & Co.
3.676%, 06/15/16	2,775,000	2,926,287
5.000%, 11/15/14	2,000,000	2,034,526
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,360,811
Westpac Banking Corp. 3.000%, 12/09/15	2,000,000	2,068,407

		122,327,366

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.6%
Anheuser-Busch Cos. LLC
5.000%, 01/15/15 (b)	1,950,000	$1,998,762
6.450%, 09/01/37	880,000	1,148,148
Coca-Cola Co. (The)
3.150%, 11/15/20	280,000	291,900
3.200%, 11/01/23 (b)	3,000,000	3,019,872
Diageo Finance B.V. 5.300%, 10/28/15	870,000	924,370
Pepsi Bottling Group, Inc. (The) 7.000%, 03/01/29	300,000	399,217
PepsiCo, Inc.
3.600%, 03/01/24	3,975,000	4,091,191
5.000%, 06/01/18	1,000,000	1,124,604

		12,998,064

Biotechnology—0.1%
Amgen, Inc.
5.700%, 02/01/19	850,000	976,779
6.150%, 06/01/18	1,650,000	1,912,377

		2,889,156

Building Materials—0.0%
CRH America, Inc. 6.000%, 09/30/16	900,000	996,357

Chemicals—0.5%
Dow Chemical Co. (The)
4.250%, 11/15/20	2,750,000	2,976,817
9.400%, 05/15/39	650,000	1,057,236
E. I. du Pont de Nemours & Co.
5.600%, 12/15/36	1,000,000	1,173,391
6.000%, 07/15/18	1,000,000	1,167,327
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20 (b)	970,000	1,086,634
Praxair, Inc. 3.000%, 09/01/21	3,950,000	4,017,018

		11,478,423

Computers—0.5%
Apple, Inc.
2.400%, 05/03/23 (b)	2,072,000	1,959,444
4.450%, 05/06/44	2,944,000	2,978,476
Hewlett-Packard Co. 5.500%, 03/01/18 (b)	1,950,000	2,185,978
International Business Machines Corp.
4.000%, 06/20/42 (b)	3,200,000	3,075,351
8.375%, 11/01/19	425,000	554,722

		10,753,971

Cosmetics/Personal Care—0.2%
Procter & Gamble Co. (The)
2.300%, 02/06/22	3,600,000	3,497,456
6.450%, 01/15/26	200,000	256,992

		3,754,448

Diversified Financial Services—1.0%
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	2,026,060
Bear Stearns Cos. LLC (The) 5.700%, 11/15/14	900,000	917,309
BlackRock, Inc. 3.500%, 12/10/14	1,500,000	1,521,620
General Electric Capital Corp.
5.300%, 02/11/21 (b)	1,915,000	2,180,081
5.400%, 02/15/17	2,000,000	2,218,127
5.500%, 01/08/20	3,360,000	3,890,574
5.875%, 01/14/38	2,050,000	2,473,762
6.750%, 03/15/32	1,250,000	1,649,164
7.500%, 08/21/35	100,000	140,480
HSBC Finance Corp.
5.000%, 06/30/15 (b)	1,800,000	1,875,700
5.500%, 01/19/16	900,000	962,728
Nomura Holdings, Inc.
6.700%, 03/04/20	1,325,000	1,593,734

		21,449,339

Electric—1.6%
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43	3,070,000	2,913,662
5.850%, 04/01/18 (b)	855,000	970,479
Dominion Resources, Inc. 5.150%, 07/15/15	1,600,000	1,672,564
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,326,141
Exelon Corp.
4.900%, 06/15/15	1,060,000	1,101,194
5.625%, 06/15/35	1,500,000	1,671,042
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,139,806
Georgia Power Co. 5.700%, 06/01/17	1,400,000	1,575,539
Hydro-Quebec
7.500%, 04/01/16	1,350,000	1,502,856
8.400%, 01/15/22	1,000,000	1,328,672
Northern States Power Co. 6.250%, 06/01/36	2,200,000	2,857,254
Ohio Power Co. 5.375%, 10/01/21 (b)	1,640,000	1,915,595
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,285,953
Pacific Gas & Electric Co. 5.400%, 01/15/40	3,320,000	3,810,010
PacifiCorp 2.950%, 02/01/22	2,800,000	2,830,042
Progress Energy, Inc. 5.625%, 01/15/16	1,900,000	2,041,184
PSEG Power LLC 8.625%, 04/15/31	1,000,000	1,433,136
Southern California Edison Co. 5.000%, 01/15/16	1,500,000	1,599,538

		34,974,667

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.3%
Honeywell International, Inc. 5.000%, 02/15/19 (b)	2,000,000	$2,259,272
Koninklijke Philips NV 5.750%, 03/11/18	900,000	1,025,594
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,597,567

		6,882,433

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,654,030

Food—0.6%
ConAgra Foods, Inc. 5.819%, 06/15/17	1,000,000	1,117,792
General Mills, Inc. 5.650%, 02/15/19	1,700,000	1,966,436
Mondelez International, Inc. 4.125%, 02/09/16	2,200,000	2,314,321
5.375%, 02/10/20	1,800,000	2,061,499
Safeway, Inc. 7.250%, 02/01/31 (b)	813,000	849,585
Sysco Corp. 2.600%, 06/12/22 (b)	2,400,000	2,318,111
Unilever Capital Corp. 5.900%, 11/15/32	1,500,000	1,953,812

		12,581,556

Forest Products & Paper—0.2%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,424,661
International Paper Co. 7.950%, 06/15/18	820,000	1,000,255

		3,424,916

Gas—0.0%
Sempra Energy 6.150%, 06/15/18	900,000	1,041,141

Healthcare-Products—0.2%
Baxter International, Inc. 5.375%, 06/01/18 (b)	1,400,000	1,571,736
Medtronic, Inc. 3.000%, 03/15/15	2,300,000	2,343,806

		3,915,542

Healthcare-Services—0.4%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	2,887,060
Laboratory Corp. of America Holdings 4.625%, 11/15/20 (b)	1,900,000	2,041,166
UnitedHealth Group, Inc. 5.375%, 03/15/16	1,700,000	1,834,226

Healthcare-Services—(Continued)
WellPoint, Inc. 5.850%, 01/15/36	1,800,000	2,130,393

		8,892,845

Household Products/Wares—0.0%
Kimberly-Clark Corp. 6.125%, 08/01/17 (b)	500,000	573,260

Insurance—0.8%
Aflac, Inc. 3.625%, 06/15/23	2,975,000	3,033,810
Allstate Corp. (The)
6.900%, 05/15/38	150,000	204,240
7.450%, 05/16/19	1,700,000	2,108,078
American International Group, Inc.
5.450%, 05/18/17	1,900,000	2,118,512
5.850%, 01/16/18	1,800,000	2,047,312
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,555,275
Berkshire Hathaway, Inc. 1.900%, 01/31/17 (b)	2,900,000	2,967,489
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,083,614
Hartford Financial Services Group, Inc. 6.100%, 10/01/41 (b)	780,000	963,572
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,782,133

		17,864,035

Iron/Steel—0.1%
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,222,122

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 7.900%, 12/15/18	1,757,000	2,181,848

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	1,909,138

Media—1.3%
21st Century Fox America, Inc. 6.550%, 03/15/33	1,950,000	2,432,129
CBS Corp. 8.875%, 05/15/19	750,000	968,971
Comcast Corp.
4.650%, 07/15/42 (b)	3,670,000	3,793,436
5.650%, 06/15/35	1,500,000	1,766,537
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.000%, 03/01/21	2,600,000	2,884,238
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	2,142,202

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Thomson Reuters Corp. 6.500%, 07/15/18	800,000	$936,434
Time Warner Cable, Inc.
5.000%, 02/01/20	1,900,000	2,126,316
5.850%, 05/01/17	1,800,000	2,020,940
6.550%, 05/01/37	100,000	123,323
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	511,248
Time Warner, Inc.
6.100%, 07/15/40 (b)	925,000	1,088,956
7.700%, 05/01/32	685,000	951,872
Viacom, Inc.
4.375%, 03/15/43	3,500,000	3,244,116
6.250%, 04/30/16	770,000	844,484
Walt Disney Co. (The) 2.750%, 08/16/21 (b)	1,930,000	1,946,515

		27,781,717

Mining—0.5%
Barrick North America Finance LLC 4.400%, 05/30/21	3,125,000	3,253,932
Freeport-McMoRan Copper & Gold, Inc. 3.550%, 03/01/22	3,700,000	3,656,464
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	1,867,735
Rio Tinto Alcan, Inc.
5.000%, 06/01/15	1,050,000	1,089,118
6.125%, 12/15/33	1,751,000	2,097,123

		11,964,372

Miscellaneous Manufacturing—0.2%
General Electric Co. 5.250%, 12/06/17	1,800,000	2,030,384
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,600,000	1,840,766
Tyco International Finance S.A / Tyco International, Ltd. 6.875%, 01/15/21 (b)	1,275,000	1,530,531

		5,401,681

Multi-National—1.5%
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,227,837
European Bank for Reconstruction & Development 1.000%, 06/15/18 (b)	3,564,000	3,518,671
European Investment Bank
1.125%, 04/15/15	1,900,000	1,913,984
1.625%, 06/15/17 (b)	1,975,000	2,015,627
4.000%, 02/16/21 (b)	1,700,000	1,889,655
4.875%, 02/15/36	3,700,000	4,446,138
5.125%, 05/30/17 (b)	1,750,000	1,960,602
Inter-American Development Bank
2.375%, 08/15/17	2,000,000	2,084,698
6.800%, 10/15/25	500,000	668,013
7.000%, 06/15/25	200,000	268,502

Multi-National—(Continued)
International Bank for Reconstruction & Development
2.375%, 05/26/15 (b)	1,420,000	1,448,336
7.625%, 01/19/23	2,970,000	4,146,958
8.875%, 03/01/26	535,000	819,568
International Finance Corp. 1.750%, 09/04/18	2,975,000	3,015,292

		32,423,881

Office/Business Equipment—0.1%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	2,950,141

Oil & Gas—1.4%
Anadarko Petroleum Corp. 6.375%, 09/15/17	2,445,000	2,815,422
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	425,837
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (b)	1,800,000	2,238,161
Chevron Corp. 3.191%, 06/24/23 (b)	3,025,000	3,062,795
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,927,305
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	955,608
Devon Energy Corp. 6.300%, 01/15/19	850,000	995,502
Hess Corp. 8.125%, 02/15/19	3,130,000	3,936,645
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,571,046
Petrobras International Finance Co. 6.125%, 10/06/16	600,000	651,586
Shell International Finance B.V. 4.300%, 09/22/19	1,000,000	1,109,567
Statoil ASA 6.700%, 01/15/18	300,000	349,888
Suncor Energy, Inc. 6.100%, 06/01/18	2,500,000	2,899,000
Total Capital International S.A. 2.700%, 01/25/23	3,000,000	2,906,475
Transocean, Inc. 6.375%, 12/15/21	2,035,000	2,348,510
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	1,923,781

		31,117,128

Oil & Gas Services—0.2%
Weatherford International, Ltd.
4.500%, 04/15/22 (b)	2,300,000	2,445,378
9.625%, 03/01/19	1,500,000	1,969,002

		4,414,380

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—1.1%
Abbott Laboratories 5.125%, 04/01/19	1,073,000	$1,213,482
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	3,099,516
AstraZeneca plc 4.000%, 09/18/42	5,200,000	4,946,979
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	2,443,412
Express Scripts Holding Co. 6.125%, 11/15/41	1,520,000	1,830,476
GlaxoSmithKline Capital, Inc. 6.375%, 05/15/38	2,100,000	2,705,645
Johnson & Johnson
5.950%, 08/15/37	910,000	1,179,454
6.950%, 09/01/29	250,000	351,642
Merck & Co., Inc. 6.550%, 09/15/37	1,000,000	1,340,928
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	370,423
Novartis Capital Corp. 4.400%, 04/24/20	900,000	996,807
Sanofi 4.000%, 03/29/21 (b)	2,775,000	3,001,805
Wyeth LLC 5.500%, 02/15/16	1,700,000	1,836,320

		25,316,889

Pipelines—0.8%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	305,393
Energy Transfer Partners L.P. 4.650%, 06/01/21	1,950,000	2,104,312
Enterprise Products Operating LLC 6.300%, 09/15/17	1,900,000	2,193,104
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,340,375
Plains All American Pipeline L.P. / PAA Finance Corp. 6.500%, 05/01/18	2,485,000	2,915,080
Tennessee Gas Pipeline Co. LLC
7.000%, 10/15/28 (b)	1,050,000	1,318,353
7.625%, 04/01/37	640,000	863,568
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,247,974
Williams Partners L.P. 5.250%, 03/15/20	3,575,000	4,028,557

		18,316,716

Real Estate—0.0%
Regency Centers L.P. 5.250%, 08/01/15	850,000	888,265

Real Estate Investment Trusts—0.5%
AvalonBay Communities, Inc. 6.100%, 03/15/20	860,000	1,004,903

Real Estate Investment Trusts—(Continued)
Boston Properties L.P. 3.850%, 02/01/23	2,950,000	3,041,911
ERP Operating L.P. 5.750%, 06/15/17	900,000	1,011,175
HCP, Inc. 5.375%, 02/01/21	2,591,000	2,941,093
Kimco Realty Corp. 6.875%, 10/01/19	550,000	662,090
Simon Property Group L.P. 5.250%, 12/01/16	2,000,000	2,186,114

		10,847,286

Retail—0.9%
Costco Wholesale Corp. 5.500%, 03/15/17	465,000	519,063
CVS Caremark Corp. 2.250%, 12/05/18	3,930,000	3,975,439
Home Depot, Inc. (The)
4.400%, 04/01/21	1,450,000	1,612,738
5.400%, 03/01/16	900,000	970,606
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,276,812
McDonald’s Corp. 5.350%, 03/01/18	885,000	1,006,579
Target Corp. 6.350%, 11/01/32	1,000,000	1,277,546
Wal-Mart Stores, Inc.
2.550%, 04/11/23	4,000,000	3,853,698
5.250%, 09/01/35	935,000	1,079,029
5.625%, 04/15/41	1,900,000	2,294,933
Walgreen Co. 5.250%, 01/15/19	900,000	1,017,624

		18,884,067

Semiconductors—0.1%
Intel Corp. 2.700%, 12/15/22 (b)	2,000,000	1,945,632

Software—0.5%
Adobe Systems, Inc. 4.750%, 02/01/20	2,200,000	2,435,154
Microsoft Corp. 4.200%, 06/01/19	2,700,000	2,984,019
Oracle Corp.
2.375%, 01/15/19	3,885,000	3,955,048
5.250%, 01/15/16	2,000,000	2,141,641

		11,515,862

Telecommunications—1.6%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	2,875,000	2,943,964
AT&T Mobility LLC 7.125%, 12/15/31	100,000	131,807

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
AT&T, Inc.
5.800%, 02/15/19	1,700,000	$1,964,626
6.300%, 01/15/38	1,300,000	1,567,169
British Telecommunications plc 9.625%, 12/15/30 (b)	1,000,000	1,589,833
Cellco Partnership / Verizon Wireless Capital LLC 8.500%, 11/15/18	333,000	419,255
Cisco Systems, Inc. 5.500%, 01/15/40 (b)	2,000,000	2,325,591
Deutsche Telekom International Finance B.V.
5.750%, 03/23/16	460,000	497,255
8.750%, 06/15/30	1,000,000	1,456,930
Orange S.A. 2.750%, 09/14/16	2,857,000	2,961,908
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	948,550
Telefonica Emisiones S.A.U. 6.221%, 07/03/17	1,400,000	1,584,058
Verizon Communications, Inc.
4.600%, 04/01/21	2,400,000	2,641,081
5.150%, 09/15/23	3,510,000	3,930,763
6.100%, 04/15/18 (b)	1,600,000	1,847,167
6.550%, 09/15/43	3,304,000	4,158,391
Verizon New York, Inc. 7.375%, 04/01/32	500,000	623,055
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,575,455

		34,166,858

Transportation—0.3%
CSX Corp.
6.150%, 05/01/37	1,600,000	1,953,572
7.900%, 05/01/17	500,000	581,985
Norfolk Southern Corp.
3.000%, 04/01/22	1,911,000	1,902,428
5.590%, 05/17/25	28,000	32,302
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,555,200
United Parcel Service, Inc. 5.125%, 04/01/19	760,000	870,581

		6,896,068

Total Corporate Bonds & Notes (Cost $495,276,243)		549,765,073

Foreign Government—2.0%

Banks—0.1%
Oesterreichische Kontrollbank AG 1.625%, 03/12/19 (b)	3,025,000	3,023,727

Provincial—0.5%
Province of British Columbia 2.000%, 10/23/22 (b)	1,970,000	1,872,215

Provincial—(Continued)
Province of Nova Scotia
5.125%, 01/26/17	900,000	994,801
9.250%, 03/01/20	250,000	331,990
Province of Ontario
2.450%, 06/29/22 (b)	4,000,000	3,905,720
4.400%, 04/14/20 (b)	2,100,000	2,355,592
Province of Quebec 7.500%, 07/15/23	350,000	463,515

		9,923,833

Sovereign—1.4%
Brazilian Government International Bonds
6.000%, 01/17/17	3,755,000	4,186,825
7.125%, 01/20/37	1,650,000	2,095,500
Colombia Government International Bond 8.125%, 05/21/24	1,500,000	1,998,750
Italy Government International Bond 4.500%, 01/21/15 (b)	1,475,000	1,507,994
Mexico Government International Bonds
5.750%, 10/12/10	4,100,000	4,376,750
6.750%, 09/27/34	1,050,000	1,354,500
8.000%, 09/24/22 (b)	2,200,000	2,948,000
Panama Government International Bond 5.200%, 01/30/20	1,370,000	1,533,030
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	2,196,750
Philippine Government International Bond 5.000%, 01/13/37 (b)	1,740,000	1,922,700
Republic of Korea 7.125%, 04/16/19	1,600,000	1,972,354
Turkey Government International Bonds
3.250%, 03/23/23 (b)	2,350,000	2,162,728
6.250%, 09/26/22	1,607,000	1,818,594
7.375%, 02/05/25 (b)	1,473,000	1,788,472

		31,862,947

Total Foreign Government (Cost $43,442,861)		44,810,507

Mortgage-Backed Securities—1.7%

Commercial Mortgage-Backed Securities—1.7%
Bear Stearns Commercial Mortgage Securities Trust
5.540%, 09/11/41	964,296	1,036,524
5.694%, 06/11/50 (a)	1,500,000	1,668,547
Citigroup / Deutsche Bank Commercial Mortgage Trust 5.401%, 07/15/44 (a)	1,923,247	1,999,119
Citigroup Commercial Mortgage Trust
4.733%, 10/15/41	607,378	609,936
5.431%, 10/15/49	1,500,000	1,627,224
5.975%, 03/15/49 (a)	1,733,434	1,851,626
Commercial Mortgage Trust 5.796%, 12/10/49 (a)	2,400,000	2,686,847

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
2.902%, 08/25/20	2,686,915	$2,805,972
3.060%, 07/25/23 (a)	4,800,000	4,901,510
GMAC Commercial Mortgage Securities, Inc. 4.697%, 05/10/43	1,500,000	1,532,175
GS Mortgage Securities Corp. II 4.751%, 07/10/39	1,882,272	1,920,928
GS Mortgage Securities Trust
3.377%, 05/10/45	2,750,000	2,838,687
4.243%, 08/10/46	966,000	1,042,266
JPMorgan Chase Commercial Mortgage Securities Trust
5.420%, 01/15/49	2,370,139	2,588,443
5.440%, 06/12/47	877,197	957,142
LB-UBS Commercial Mortgage Trust 5.156%, 02/15/31	2,500,000	2,623,131
Merrill Lynch Mortgage Trust 4.855%, 10/12/41 (a)	232,110	233,069
Morgan Stanley Capital I Trust
4.989%, 08/13/42	1,000,000	1,027,103
5.831%, 06/11/42 (a)	2,000,000	2,235,001
6.105%, 06/11/49 (a)	1,400,969	1,563,018
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,059,937

Total Mortgage-Backed Securities (Cost $37,475,290)		38,808,205

Municipals—0.7%
Los Angeles Community College District 6.750%, 08/01/49	2,210,000	3,160,565
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	2,160,000	2,892,974
Municipal Electric Authority of Georgia 6.637%, 04/01/57	2,000,000	2,447,720
Oregon School Boards Association 5.680%, 06/30/28	1,900,000	2,260,031
State of California 7.300%, 10/01/39	2,000,000	2,846,140
State of Illinois 5.100%, 06/01/33	1,230,000	1,235,806

Total Municipals (Cost $12,082,313)		14,843,236

Asset-Backed Securities—0.3%

Asset-Backed - Automobile—0.2%
CarMax Auto Owner Trust 0.970%, 04/16/18	3,145,000	3,159,038
Honda Auto Receivables Owner Trust 0.770%, 05/15/17	355,000	355,980

		3,515,018

Asset-Backed - Credit Card—0.1%
Citibank Credit Card Issuance Trust 4.850%, 03/10/17	2,500,000	2,577,393

Asset-Backed - Home Equity—0.0%
Centex Home Equity Loan Trust 4.250%, 12/25/31	56,310	56,404

Total Asset-Backed Securities (Cost $6,411,637)		6,148,815

Short-Term Investments—25.7%

Discount Notes—0.4%
Federal Home Loan Bank 0.030%, 07/11/14 (c)	5,200,000	5,199,957
Federal Home Loan Mortgage Corp. 0.055%, 09/24/14 (c)	1,300,000	1,299,831
Federal National Mortgage Association 0.040%, 07/03/14 (c)	1,900,000	1,899,996

		8,399,784

Mutual Fund—24.2%
State Street Navigator Securities Lending MET Portfolio (d)	532,453,940	532,453,940

U.S. Treasury—1.1%
U.S. Treasury Bills
0.003%, 07/31/14 (c)	7,500,000	7,499,984
0.006%, 07/03/14 (b) (c)	17,500,000	17,499,994

		24,999,978

Total Short-Term Investments (Cost $565,853,702)		565,853,702

Total Investments—124.1% (Cost $2,646,480,182) (e)		2,731,573,773
Other assets and liabilities (net)—(24.1)%		(531,213,966)

Net Assets—100.0%		$2,200,359,807

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $568,432,593 and the collateral received consisted of cash in the amount of $532,453,940 and non-cash collateral with a value of $50,826,585. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2014, the aggregate cost of investments was $2,646,480,182. The aggregate unrealized appreciation and depreciation of investments were $107,249,634 and $(22,156,043), respectively, resulting in net unrealized appreciation of $85,093,591.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,511,344,235	$—	$1,511,344,235
Total Corporate Bonds & Notes*	—	549,765,073	—	549,765,073
Total Foreign Government*	—	44,810,507	—	44,810,507
Total Mortgage-Backed Securities*	—	38,808,205	—	38,808,205
Total Municipals	—	14,843,236	—	14,843,236
Total Asset-Backed Securities*	—	6,148,815	—	6,148,815
Short-Term Investments
Discount Notes	—	8,399,784	—	8,399,784
Mutual Fund	532,453,940	—	—	532,453,940
U.S. Treasury	—	24,999,978	—	24,999,978
Total Short-Term Investments	532,453,940	33,399,762	—	565,853,702
Total Investments	$532,453,940	$2,199,119,833	$—	$2,731,573,773

Collateral for securities loaned (Liability)	$—	$(532,453,940)	$—	$(532,453,940)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$2,731,573,773
Cash	110,567
Receivable for:
Fund shares sold	4,226,435
Interest	15,225,487

Total Assets	2,751,136,262
Liabilities
Collateral for securities loaned	532,453,940
Payables for:
Investments purchased	16,796,817
Fund shares redeemed	596,820
Accrued expenses:
Management fees	434,207
Distribution and service fees	259,858
Deferred trustees’ fees	54,658
Other expenses	180,155

Total Liabilities	550,776,455

Net Assets	$2,200,359,807

Net assets consist of:
Paid in surplus	$2,142,850,872
Undistributed net investment income	26,177,823
Accumulated net realized loss	(53,762,479)
Unrealized appreciation on investments	85,093,591

Net Assets	$2,200,359,807

Net Assets
Class A	$934,173,862
Class B	992,463,291
Class E	80,100,613
Class G	193,622,041
Capital Shares Outstanding*
Class A	84,907,344
Class B	91,907,270
Class E	7,315,863
Class G	17,969,092
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.00
Class B	10.80
Class E	10.95
Class G	10.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,646,480,182.
(b)	Includes securities loaned at value of $568,432,593.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$30,680,419
Securities lending income	264,728

Total investment income	30,945,147
Expenses
Management fees	2,620,817
Administration fees	24,268
Custodian and accounting fees	108,959
Distribution and service fees—Class B	1,214,045
Distribution and service fees—Class E	60,578
Distribution and service fees—Class G	271,224
Audit and tax services	38,328
Legal	13,588
Trustees’ fees and expenses	14,582
Shareholder reporting	95,736
Insurance	6,275
Miscellaneous	6,451

Total expenses	4,474,851
Less management fee waiver	(70,468)

Net expenses	4,404,383

Net Investment Income	26,540,764

Net Realized and Unrealized Gain
Net realized gain on investments	840,541

Net change in unrealized appreciation on investments	48,795,099

Net realized and unrealized gain	49,635,640

Net Increase in Net Assets From Operations	$76,176,404

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,540,764	$46,837,690
Net realized gain	840,541	2,850,150
Net change in unrealized appreciation (depreciation)	48,795,099	(95,736,003)

Increase (decrease) in net assets from operations	76,176,404	(46,048,163)

From Distributions to Shareholders
Net investment income
Class A	(26,442,409)	(23,062,199)
Class B	(27,515,323)	(31,382,216)
Class E	(2,320,327)	(2,913,429)
Class G	(5,102,747)	(5,184,441)

Total distributions	(61,380,806)	(62,542,285)

Increase in net assets from capital share transactions	172,664,583	304,136,062

Total increase in net assets	187,460,181	195,545,614

Net Assets
Beginning of period	2,012,899,626	1,817,354,012

End of period	$2,200,359,807	$2,012,899,626

Undistributed net investment income
End of period	$26,177,823	$61,017,865

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	12,673,288	$139,653,505	26,343,840	$291,120,706
Reinvestments	2,432,604	26,442,409	2,048,153	23,062,199
Redemptions	(3,162,095)	(34,807,464)	(10,424,131)	(115,648,870)

Net increase	11,943,797	$131,288,450	17,967,862	$198,534,035

Class B
Sales	3,084,351	$33,291,371	11,245,979	$122,855,536
Reinvestments	2,578,755	27,515,323	2,834,888	31,382,216
Redemptions	(3,696,974)	(39,991,881)	(6,304,510)	(68,745,878)

Net increase	1,966,132	$20,814,813	7,776,357	$85,491,874

Class E
Sales	124,309	$1,360,087	502,524	$5,578,029
Reinvestments	214,448	2,320,327	259,896	2,913,429
Redemptions	(582,408)	(6,379,537)	(845,983)	(9,375,183)

Net decrease	(243,651)	$(2,699,123)	(83,563)	$(883,725)

Class G
Sales	3,123,085	$33,694,847	4,996,877	$54,265,414
Reinvestments	479,131	5,102,747	469,180	5,184,441
Redemptions	(1,438,963)	(15,537,151)	(3,533,045)	(38,455,977)

Net increase	2,163,253	$23,260,443	1,933,012	$20,993,878

Increase derived from capital shares transactions		$172,664,583		$304,136,062

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.93		$11.59	$11.58	$11.17	$10.94	$11.10

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.29	0.34	0.38	0.40	0.47
Net realized and unrealized gain (loss) on investments	0.25		(0.55)	0.10	0.43	0.25	0.07

Total from investment operations	0.40		(0.26)	0.44	0.81	0.65	0.54

Less Distributions
Distributions from net investment income	(0.33)		(0.40)	(0.43)	(0.40)	(0.42)	(0.70)

Total distributions	(0.33)		(0.40)	(0.43)	(0.40)	(0.42)	(0.70)

Net Asset Value, End of Period	$11.00		$10.93	$11.59	$11.58	$11.17	$10.94

Total Return (%) (b)	3.73	(c)	(2.33)	3.90	7.51	6.05	5.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.29	0.28	0.28	0.30
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.28	0.28	0.28	0.27	0.29
Ratio of net investment income to average net assets (%)	2.68	(d)	2.65	2.92	3.36	3.63	4.34
Portfolio turnover rate (%)	7	(c)	18	24	23	21	17
Net assets, end of period (in millions)	$934.2		$797.4	$637.3	$630.8	$662.7	$553.6

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.72		$11.37	$11.37	$10.97	$10.76	$10.92

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.26	0.30	0.34	0.37	0.43
Net realized and unrealized gain (loss) on investments	0.26		(0.54)	0.10	0.44	0.23	0.08

Total from investment operations	0.39		(0.28)	0.40	0.78	0.60	0.51

Less Distributions
Distributions from net investment income	(0.31)		(0.37)	(0.40)	(0.38)	(0.39)	(0.67)

Total distributions	(0.31)		(0.37)	(0.40)	(0.38)	(0.39)	(0.67)

Net Asset Value, End of Period	$10.80		$10.72	$11.37	$11.37	$10.97	$10.76

Total Return (%) (b)	3.65	(c)	(2.53)	3.62	7.28	5.69	4.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.54	0.53	0.53	0.55
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.53	0.53	0.53	0.52	0.54
Ratio of net investment income to average net assets (%)	2.43	(d)	2.40	2.67	3.12	3.38	4.06
Portfolio turnover rate (%)	7	(c)	18	24	23	21	17
Net assets, end of period (in millions)	$992.5		$964.2	$934.5	$893.8	$806.2	$637.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.87		$11.52	$11.52	$11.11	$10.89	$11.04

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.28	0.32	0.36	0.39	0.45
Net realized and unrealized gain (loss) on investments	0.26		(0.55)	0.09	0.44	0.23	0.08

Total from investment operations	0.40		(0.27)	0.41	0.80	0.62	0.53

Less Distributions
Distributions from net investment income	(0.32)		(0.38)	(0.41)	(0.39)	(0.40)	(0.68)

Total distributions	(0.32)		(0.38)	(0.41)	(0.39)	(0.40)	(0.68)

Net Asset Value, End of Period	$10.95		$10.87	$11.52	$11.52	$11.11	$10.89

Total Return (%) (b)	3.69	(c)	(2.41)	3.68	7.38	5.82	5.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.44	0.43	0.43	0.45
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.43	0.43	0.43	0.42	0.44
Ratio of net investment income to average net assets (%)	2.53	(d)	2.50	2.77	3.21	3.49	4.18
Portfolio turnover rate (%)	7	(c)	18	24	23	21	17
Net assets, end of period (in millions)	$80.1		$82.2	$88.1	$91.8	$110.8	$122.3

	Class G
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$10.70		$11.35	$11.35	$10.96	$10.75	$10.29

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.26	0.30	0.34	0.36	0.27
Net realized and unrealized gain (loss) on investments	0.26		(0.54)	0.10	0.42	0.23	0.19

Total from investment operations	0.39		(0.28)	0.40	0.76	0.59	0.46

Less Distributions
Distributions from net investment income	(0.31)		(0.37)	(0.40)	(0.37)	(0.38)	0.00

Total distributions	(0.31)		(0.37)	(0.40)	(0.37)	(0.38)	0.00

Net Asset Value, End of Period	$10.78		$10.70	$11.35	$11.35	$10.96	$10.75

Total Return (%) (b)	3.63	(c)	(2.57)	3.58	7.15	5.65	4.47	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.59	0.58	0.58	0.60	(d)
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.58	0.58	0.58	0.57	0.59	(d)
Ratio of net investment income to average net assets (%)	2.38	(d)	2.35	2.62	3.09	3.31	3.77	(d)
Portfolio turnover rate (%)	7	(c)	18	24	23	21	17
Net assets, end of period (in millions)	$193.6		$169.1	$157.5	$133.5	$85.6	$25.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Barclays Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-21

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MSF-22

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral

MSF-23

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$210,930,134	$71,266,658	$126,385,622	$15,962,343

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2014 were $2,620,817.

MSF-24

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2014 were $256,427.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$62,542,285	$65,167,478	$—	$—	$62,542,285	$65,167,478

MSF-25

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$61,066,419	$—	$10,283,643	$(23,168,582)	$(5,419,589)	$42,761,891

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had post-enactment short-term accumulated capital loss of $1,389,119, post-enactment long-term accumulated capital losses of $4,030,470, and pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2016	Expiring 12/31/2015	Expiring 12/31/2014	Total
$9,934,932	$6,670,752	$4,015,637	$2,547,261	$23,168,582

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 4.87%, 4.74%, and 4.80%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 3.93%.

MARKET ENVIRONMENT / CONDITIONS

In one of the biggest surprises of the year (so far), interest rates fell rather than rose as most had anticipated. While it might appear that weaker economic data was to blame, on closer look, yields did most of their decline in January—a month when stock market weakness raised the appeal of bonds. At the same time, U.S. bonds grew more attractive as global central bank policy accommodation drove international bond yields lower. Taken together, these factors accounted for much of the surprising move lower in rates in the first half of the year.

The Federal Reserve (the “Fed”), in an attempt to keep long-term interest rates low, stayed the course for the first six months of the year—making no change to the current range of the fed funds target rate of 0 to 0.25% and continuing to pare its asset purchases by $10 billion per month at each of its four scheduled meetings. Comments made by Fed Chair Janet Yellen at a recent post-meeting press conference were interpreted by the market as dovish, given that she downplayed the recent firmer inflation data and indicated the Fed was willing to tolerate inflation overshooting its 2% target, at least in the short-term, as long as the unemployment rate remained elevated. She also reiterated the Fed’s commitment to keeping the current low range of the fed funds target rate for a considerable period once the bond-buying program was concluded.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio maintained a neutral duration bias relative to its benchmark index for most of the period.

Throughout the six month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors and underweight in government-owned/government-related sectors, save for agency mortgage-backed securities (“MBS”), which started the period neutral to the benchmark and ended with a modest overweight.

Structured products contributed significantly to Portfolio performance, specifically our security selection and sector allocation to commercial MBS (“CMBS”). An allocation to asset-backed securities (“ABS”) also added to performance through exposure to the automotive and student loans sectors of the market. Corporate credit (mainly in the Financials sector and high yield market) also contributed significantly toward performance. Rounding out positive performance factors was the Portfolio’s duration and yield curve positioning.

Negatively contributing to performance over the period was the Portfolio’s allocation to non-U.S. securities and currencies, particularly the Japanese yen and the Australian dollar. Also detracting from performance was an underweight relative to the benchmark index in U.S. agency debentures and security selection within U.S. agency MBS.

At the end of the period, the Portfolio was overweight relative to the benchmark index in CMBS and ABS, with non-benchmark allocations to high yield bonds, non-agency residential MBS and Treasury inflation-protected securities. The Portfolio was underweight in investment grade credit, agency debentures, and U.S. Treasuries. The Portfolio ended the period with a neutral duration versus the benchmark.

The Portfolio held derivatives during the period as part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk, and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used Treasury futures to express a neutral duration bias for most of the period. In addition, the Portfolio held a yield-curve-flattening bias, expressed by a combination of long-dated Treasury securities and an active underweight in short-to-intermediate Treasury futures. The overall impact of duration and yield curve positioning on performance was positive over the period.

Rick Rieder

Bob Miller

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	4.87	6.04	6.30	4.98
Class B	4.74	5.79	6.03	4.72
Class E	4.80	5.89	6.14	4.82
Barclays U.S. Aggregate Bond Index	3.93	4.37	4.85	4.93

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	56.5
Corporate Bonds & Notes	28.1
Asset-Backed Securities	15.0
Mortgage-Backed Securities	8.5
Foreign Government	5.3
Municipals	0.6
Floating Rate Loans	0.4
Preferred Stocks	0.2
Purchased Options	0.1

MSF-2

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.35%	$1,000.00	$1,048.70	$1.78
	Hypothetical*	0.35%	$1,000.00	$1,023.06	$1.76

Class B	Actual	0.60%	$1,000.00	$1,047.40	$3.05
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class E	Actual	0.50%	$1,000.00	$1,048.00	$2.54
	Hypothetical*	0.50%	$1,000.00	$1,022.32	$2.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—56.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—37.1%
Fannie Mae 15 Yr. Pool
2.500%, TBA (a)	50,800,000	$51,601,680
3.000%, TBA (a)	37,400,000	38,849,250
3.500%, 08/01/28	1,276,624	1,356,749
3.500%, 10/01/28	6,362,187	6,762,029
3.500%, 11/01/28	7,478,081	7,947,843
3.500%, 02/01/29	14,966,249	15,907,033
4.000%, 01/01/25	41,080	43,896
4.000%, 02/01/25	7,251,568	7,754,429
4.000%, 09/01/25	1,364,880	1,462,291
4.000%, 10/01/25	3,872,690	4,149,116
4.000%, 01/01/26	1,141,328	1,222,808
4.000%, 04/01/26	723,041	774,665
4.000%, 07/01/26	3,409,322	3,652,798
4.000%, 08/01/26	1,502,910	1,610,269
4.500%, 12/01/20	2,307,595	2,453,666
4.500%, 02/01/25	1,495,164	1,602,765
4.500%, 04/01/25	262,623	281,533
4.500%, 07/01/25	1,001,673	1,072,820
4.500%, 06/01/26	21,287,532	22,803,912
4.500%, TBA (a)	12,900,000	13,692,140
5.000%, 09/01/35	14,567	16,270
5.500%, 11/01/32	266,154	298,998
Fannie Mae 20 Yr. Pool 5.000%, 05/01/23	6,562	7,291
Fannie Mae 30 Yr. Pool
3.000%, 12/01/42	3,756,341	3,722,073
3.000%, 01/01/43	8,228,520	8,151,849
3.000%, 02/01/43	14,851,003	14,724,657
3.000%, 03/01/43	30,440,012	30,135,125
3.000%, 04/01/43	21,027,019	20,820,222
3.000%, 05/01/43	28,879,453	28,625,678
3.000%, 06/01/43	3,589,997	3,561,937
3.500%, 06/01/42	678,522	700,373
3.500%, 07/01/42	536,508	553,286
3.500%, 01/01/43	1,618,761	1,673,401
3.500%, 02/01/43	1,832,113	1,891,120
3.500%, 03/01/43	4,513,599	4,665,186
3.500%, 07/01/43	6,220,223	6,423,282
3.500%, 08/01/43	12,001,723	12,388,877
3.500%, 11/01/43	2,783,576	2,872,434
3.500%, 01/01/44	1,857,995	1,919,671
3.500%, TBA (a)	58,125,000	59,832,422
4.000%, 11/01/38	639,485	679,624
4.000%, 12/01/38	1,897,929	2,017,055
4.000%, 02/01/39	2,144,172	2,278,753
4.000%, 03/01/39	5,907,782	6,278,592
4.000%, 04/01/39	2,853,009	3,032,082
4.000%, 12/01/39	196,214	208,530
4.000%, 01/01/41	25,662,396	27,273,129
4.000%, 01/01/42	4,126,438	4,391,243
4.000%, 05/01/42	1,122,933	1,198,707
4.000%, 07/01/42	7,252,097	7,739,343
4.000%, 11/01/42	616,793	657,267
4.000%, 02/01/43	6,576,042	7,007,086
4.000%, 03/01/43	1,792,621	1,909,313

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 05/01/43	4,374,803	4,661,159
4.000%, 06/01/43	718,261	764,938
4.000%, 08/01/43	6,795,635	7,231,695
4.000%, 10/01/43	9,881,132	10,526,107
4.000%, 11/01/43	10,131,069	10,793,025
4.000%, 12/01/43	15,581,097	16,596,234
4.000%, 01/01/44	41,191,439	43,902,775
4.000%, 02/01/44	18,532,350	19,766,313
4.000%, 03/01/44	3,142,254	3,349,813
4.000%, 04/01/44	10,395,240	11,083,931
4.000%, 05/01/44	8,035,929	8,563,221
4.500%, 11/01/39	652,644	709,127
4.500%, 08/01/41	286,132	310,458
4.500%, 09/01/41	1,541,676	1,670,611
4.500%, 08/01/42	2,281,631	2,472,125
4.500%, 09/01/42	12,178,426	13,194,660
4.500%, 08/01/43	451,273	489,249
4.500%, 09/01/43	44,920,282	48,682,276
4.500%, 10/01/43	4,926,816	5,344,768
4.500%, 12/01/43	4,549,042	4,933,514
4.500%, 01/01/44	10,729,883	11,714,158
4.500%, 02/01/44	1,490,368	1,616,773
4.500%, 03/01/44	7,881,503	8,551,847
5.000%, 11/01/32	22,402	25,023
5.000%, 03/01/33	18,549	20,723
5.000%, 04/01/33	132,016	147,473
5.000%, 07/01/33	217,303	242,751
5.000%, 08/01/33	26,970	30,084
5.000%, 09/01/33	3,614,528	4,035,620
5.000%, 11/01/33	871,182	972,799
5.000%, 12/01/33	356,167	397,761
5.000%, 02/01/34	139,502	155,786
5.000%, 03/01/34	106,771	119,171
5.000%, 04/01/34	37,937	42,300
5.000%, 06/01/34	62,649	69,813
5.000%, 07/01/34	1,057,559	1,178,367
5.000%, 10/01/34	2,863,523	3,192,974
5.000%, 12/01/34	99,637	111,098
5.000%, 04/01/35	11,715	13,059
5.000%, 07/01/35	1,640,300	1,828,200
5.000%, 10/01/35	5,332,021	5,949,396
5.000%, 12/01/35	1,639,918	1,827,011
5.000%, 08/01/36	1,542,466	1,717,426
5.000%, 07/01/37	794,454	887,184
5.000%, 04/01/41	107,287	119,218
5.000%, 07/01/41	916,058	1,021,107
5.000%, 08/01/41	1,135,203	1,263,555
5.000%, 01/01/42	319,422	356,306
5.500%, 11/01/32	3,077,627	3,452,214
5.500%, 12/01/32	509,193	572,561
5.500%, 01/01/33	2,069,286	2,317,438
5.500%, 12/01/33	643,913	724,340
5.500%, 08/01/37	5,398,995	6,069,548
5.500%, 04/01/41	905,416	1,013,634
5.500%, TBA (a)	10,000,000	11,195,648

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 02/01/34	543,384	$616,067
6.000%, 08/01/34	421,908	478,185
6.000%, 04/01/35	6,414,554	7,275,004
6.000%, 06/01/36	1,117,182	1,266,199
6.000%, 02/01/38	1,520,174	1,716,988
6.000%, 03/01/38	571,108	643,149
6.000%, 05/01/38	1,736,750	1,960,402
6.000%, 10/01/38	2,205,316	2,485,868
6.000%, 12/01/38	650,388	734,417
6.000%, 04/01/40	7,016,018	7,908,654
6.000%, 09/01/40	704,770	793,051
6.000%, 06/01/41	1,509,387	1,701,936
6.000%, TBA (a)	4,400,000	4,956,186
6.500%, 05/01/40	11,011,087	12,415,479
Fannie Mae ARM Pool 3.000%, 03/01/41 (b)	894,942	952,564
3.144%, 03/01/41 (b)	1,093,971	1,163,223
3.177%, 12/01/40 (b)	1,825,448	1,910,981
3.340%, 06/01/41 (b)	3,964,628	4,180,364
3.495%, 09/01/41 (b)	2,970,720	3,148,632
4.979%, 08/01/38 (b)	1,275,557	1,366,041
Fannie Mae REMICS 5.000%, 04/25/35	308,434	330,825
Freddie Mac 15 Yr. Gold Pool 2.500%, TBA (a)	19,100,000	19,386,500
3.000%, TBA (a)	11,100,000	11,505,838
Freddie Mac 30 Yr. Gold Pool 3.000%, 01/01/43	2,846,570	2,813,965
3.000%, 03/01/43	6,349,295	6,270,701
3.000%, 04/01/43	26,469,022	26,141,533
3.000%, 07/01/43	18,148,528	17,957,531
3.000%, 08/01/43	11,175,380	11,037,048
3.500%, 04/01/42	4,944,269	5,096,192
3.500%, 08/01/42	2,638,876	2,722,225
3.500%, 09/01/42	1,669,391	1,719,142
3.500%, 11/01/42	3,253,956	3,349,018
3.500%, 04/01/43	9,465,803	9,747,875
3.500%, 07/01/43	9,240,194	9,525,929
3.500%, 12/01/43	11,649,717	12,003,138
3.500%, 01/01/44	573,352	591,845
3.500%, 02/01/44	3,790,545	3,903,421
3.500%, TBA (a)	19,500,000	20,043,874
4.000%, 10/01/40	286,614	304,617
4.000%, 11/01/40	1,375,768	1,462,019
4.000%, 10/01/41	1,261,920	1,341,686
4.000%, TBA (a)	43,900,000	46,506,562
4.500%, 09/01/43	3,202,856	3,477,953
4.500%, 11/01/43	6,722,983	7,288,576
4.500%, TBA (a)	26,400,000	28,572,266
5.000%, 10/01/41	1,739,070	1,925,858
5.000%, TBA (a)	27,300,000	30,217,687
5.500%, 06/01/41	8,104,052	9,033,259
5.500%, TBA (a)	2,300,000	2,566,700
Freddie Mac ARM Non-Gold Pool 3.041%, 02/01/41 (b)	1,648,773	1,755,263

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates 1.863%, 08/25/16 (b) (c)	11,919,958	299,370
Ginnie Mae (CMO) 0.997%, 02/16/53 (b) (c)	27,421,500	2,055,241
Ginnie Mae I 15 Yr. Pool 7.500%, 12/15/14	1,836	1,840
Ginnie Mae I 30 Yr. Pool 3.500%, 02/15/42	457,285	476,414
3.500%, 04/15/42	667,259	695,462
3.500%, 05/15/42	557,253	580,806
3.500%, 08/15/42	860,415	896,409
3.500%, 11/15/42	687,320	716,073
3.500%, 12/15/42	1,875,889	1,954,364
3.500%, 01/15/43	784,465	817,282
3.500%, 02/15/43	1,243,377	1,295,391
3.500%, 03/15/43	646,452	673,496
3.500%, 04/15/43	2,422,001	2,523,322
3.500%, 05/15/43	4,507,435	4,695,996
3.500%, 06/15/43	1,145,178	1,193,084
3.500%, 07/15/43	3,837,253	3,997,778
4.000%, 12/15/41	181,953	194,669
4.000%, 05/15/42	154,771	165,588
4.000%, TBA (a)	14,905,000	15,920,403
4.500%, 02/15/42	31,767,651	34,723,129
4.500%, TBA (a)	17,300,000	18,838,750
5.000%, 12/15/38	857,349	943,370
5.000%, 07/15/39	2,315,552	2,545,043
5.000%, 12/15/40	2,994,392	3,293,900
5.500%, 04/15/33	66,293	74,627
5.500%, TBA (a)	12,500,000	13,959,475
6.500%, 04/15/33	54,999	62,740
8.000%, 11/15/29	6,278	6,405
8.500%, 01/15/17	2,412	2,423
8.500%, 03/15/17	957	961
8.500%, 05/15/17	510	513
8.500%, 11/15/21	2,897	2,911
8.500%, 05/15/22	1,311	1,387
9.000%, 10/15/16	1,414	1,420
Ginnie Mae I Pool 5.000%, TBA (a)	26,700,000	29,337,306
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (a)	57,705,000	58,245,984
3.500%, TBA (a)	58,500,000	60,935,981
4.000%, 04/20/44	38,199,100	40,948,745
4.000%, 06/20/44	131,300,000	140,751,229
4.500%, 05/20/41	31,786,930	34,828,157
4.500%, 06/20/41	3,102,820	3,398,258
4.500%, 07/20/41	1,909,193	2,090,685
4.500%, TBA (a)	1,880,000	2,052,798
5.000%, 10/20/33	2,132,543	2,367,327
5.000%, 10/20/39	952,113	1,058,226

		1,586,552,107

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—19.4%
U.S. Treasury Bonds 2.750%, 08/15/42	11,015,000	$9,851,541
2.750%, 11/15/42	465,000	415,085
3.375%, 05/15/44	21,471,800	21,616,069
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/42	14,566,198	13,711,570
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/19	21,730,027	22,375,148
0.125%, 01/15/23	7,522,482	7,496,620
0.625%, 01/15/24	59,012,761	61,151,973
U.S. Treasury Notes 0.250%, 05/31/15	29,515,000	29,551,894
0.500%, 06/30/16	12,740,000	12,750,944
0.875%, 06/15/17	102,060,000	102,099,905
1.000%, 11/30/19 (d)	91,390,000	87,848,637
1.250%, 11/30/18	5,817,800	5,765,079
1.625%, 03/31/19	100,150,000	100,439,534
1.625%, 06/30/19	122,964,000	122,964,000
1.625%, 11/15/22	6,432,200	6,078,931
2.000%, 05/31/21	20,520,000	20,366,100
2.125%, 06/30/21	46,325,000	46,317,773
2.500%, 05/15/24 (e)	160,165,000	159,939,808

		830,740,611

Total U.S. Treasury & Government Agencies (Cost $2,407,817,484)		2,417,292,718

Corporate Bonds & Notes—28.1%

Advertising—0.0%
Interpublic Group of Cos., Inc. (The) 4.200%, 04/15/24 (f)	465,000	479,820

Aerospace/Defense—0.0%
L-3 Communications Corp. 1.500%, 05/28/17	1,425,000	1,426,949

Agriculture—0.4%
Altria Group, Inc. 4.000%, 01/31/24	2,817,000	2,894,552
Philip Morris International, Inc.
1.125%, 08/21/17 (f)	7,885,000	7,861,637
4.875%, 11/15/43	2,011,000	2,165,877
Reynolds American, Inc.
4.750%, 11/01/42 (f)	1,725,000	1,644,931
6.150%, 09/15/43 (f)	310,000	354,995

		14,921,992

Airlines—0.0%
United Continental Holdings, Inc. 6.000%, 07/15/28	2,120,000	2,040,500

Auto Manufacturers—0.3%
General Motors Co.
4.875%, 10/02/23 (144A)	2,350,000	2,473,375
6.250%, 10/02/43 (144A) (f)	1,410,000	1,617,975

Auto Manufacturers—(Continued)
Jaguar Land Rover Automotive plc 8.250%, 03/15/20 (GBP)	220,000	421,218
Toyota Motor Credit Corp. 2.750%, 05/17/21 (f)	7,885,000	7,916,698

		12,429,266

Auto Parts & Equipment—0.0%
Johnson Controls, Inc. 3.625%, 07/02/24	1,500,000	1,506,609
Servus Luxembourg Holding SCA 7.750%, 06/15/18 (EUR)	93,505	137,665

		1,644,274

Banks—6.0%
Bank of America Corp.
2.600%, 01/15/19	4,626,000	4,680,416
2.650%, 04/01/19	20,830,000	21,113,288
5.750%, 12/01/17	5,635,000	6,355,829
Bank of New York Mellon Corp. (The) 2.100%, 01/15/19	4,060,000	4,084,194
Branch Banking & Trust Co. 2.300%, 10/15/18	4,060,000	4,136,884
Capital One Financial Corp. 2.450%, 04/24/19	4,664,000	4,707,744
Citigroup, Inc.
2.500%, 09/26/18 (f)	4,602,000	4,677,008
4.450%, 01/10/17	2,465,000	2,654,827
4.950%, 11/07/43 (f)	1,505,000	1,607,038
5.300%, 05/06/44	2,360,000	2,461,593
6.675%, 09/13/43	1,505,000	1,873,596
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 2.250%, 01/14/19 (f)	4,845,000	4,906,667
Credit Suisse 2.300%, 05/28/19	6,165,000	6,174,901
Discover Bank 7.000%, 04/15/20	1,678,000	2,015,550
Goldman Sachs Group, Inc. (The)
1.830%, 11/29/23 (b)	4,130,000	4,256,708
2.375%, 01/22/18	5,190,000	5,270,632
3.625%, 02/07/16	3,275,000	3,413,457
3.850%, 07/08/24	7,745,000	7,721,765
4.800%, 07/08/44	4,015,000	3,988,902
5.750%, 01/24/22	2,596,000	3,004,050
6.125%, 02/15/33	3,085,000	3,695,016
6.250%, 02/01/41	1,505,000	1,835,954
6.750%, 10/01/37	3,455,000	4,156,482
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A) (f)	13,340,000	13,840,250
HSBC Holdings plc
4.250%, 03/14/24 (f)	1,632,000	1,679,534
5.250%, 03/14/44	3,755,000	4,020,854
6.500%, 05/02/36	3,045,000	3,740,405
HSBC USA, Inc.
2.250%, 06/23/19	5,885,000	5,904,403
3.500%, 06/23/24	3,375,000	3,384,578

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Intesa Sanpaolo S.p.A. 5.017%, 06/26/24 (144A)	3,070,000	$3,106,272
JPMorgan Chase & Co.
1.350%, 02/15/17	11,540,000	11,580,990
3.200%, 01/25/23	1,835,000	1,821,926
3.250%, 09/23/22	3,275,000	3,289,950
4.750%, 03/01/15	6,550,000	6,738,345
4.850%, 02/01/44	1,505,000	1,595,791
Macquarie Bank, Ltd.
1.650%, 03/24/17 (144A)	3,455,000	3,475,074
2.600%, 06/24/19 (144A)	11,775,000	11,849,430
Morgan Stanley
3.750%, 02/25/23 (f)	12,911,000	13,134,089
3.875%, 04/29/24	4,626,000	4,682,067
5.450%, 01/09/17	10,380,000	11,434,556
5.625%, 09/23/19	3,930,000	4,520,321
Royal Bank of Scotland Group plc
1.875%, 03/31/17	6,015,000	6,068,588
5.125%, 05/28/24	4,945,000	5,021,148
6.000%, 12/19/23	2,410,000	2,605,704
Societe Generale S.A. 5.000%, 01/17/24 (144A) (f)	3,650,000	3,817,301
State Street Capital Trust IV 1.231%, 06/01/77 (b)	450,000	382,500
Wells Fargo & Co.
1.500%, 07/01/15	3,275,000	3,311,935
2.125%, 04/22/19	2,130,000	2,137,280
4.100%, 06/03/26	3,885,000	3,933,947
5.375%, 11/02/43	5,415,000	5,956,711
5.900%, 06/15/24 (b)	3,368,000	3,572,606

		255,399,056

Beverages—0.2%
Anheuser-Busch InBev Finance, Inc.
2.150%, 02/01/19	3,920,000	3,943,857
3.700%, 02/01/24	5,525,000	5,670,335

		9,614,192

Biotechnology—0.5%
Amgen, Inc.
3.625%, 05/22/24	7,880,000	7,949,691
5.650%, 06/15/42	2,345,000	2,674,749
Celgene Corp. 3.625%, 05/15/24 (f)	9,875,000	9,898,078

		20,522,518

Building Materials—0.0%
Cemex Finance LLC 5.250%, 04/01/21 (EUR)	100,000	143,503

Chemicals—0.3%
Eastman Chemical Co. 4.800%, 09/01/42	2,955,000	3,000,427

Chemicals—(Continued)
INEOS Group Holdings S.A. 5.750%, 02/15/19 (EUR)	100,000	141,380
LyondellBasell Industries NV 5.000%, 04/15/19	7,932,000	8,947,106
Monsanto Co.
2.750%, 07/15/21	1,030,000	1,029,598
4.700%, 07/15/64	1,215,000	1,219,695

		14,338,206

Coal—0.1%
CONSOL Energy, Inc. 8.250%, 04/01/20	743,000	804,297
Peabody Energy Corp.
6.000%, 11/15/18 (f)	497,000	518,123
6.250%, 11/15/21 (f)	2,913,000	2,902,076

		4,224,496

Commercial Services—0.4%
EC Finance plc 9.750%, 08/01/17 (EUR)	247,000	355,974
MasterCard, Inc.
2.000%, 04/01/19	4,207,000	4,224,122
3.375%, 04/01/24	2,707,000	2,747,207
TMF Group Holding B.V. 9.875%, 12/01/19 (EUR)	250,000	380,049
United Rentals North America, Inc. 7.625%, 04/15/22	8,490,000	9,530,025
Verisure Holding AB 8.750%, 12/01/18 (EUR)	230,000	339,032

		17,576,409

Computers—0.7%
Apple, Inc.
2.100%, 05/06/19	12,510,000	12,573,075
2.850%, 05/06/21	3,805,000	3,837,780
Hewlett-Packard Co. 3.750%, 12/01/20 (f)	5,195,000	5,430,069
International Business Machines Corp. 3.625%, 02/12/24	6,952,000	7,133,107

		28,974,031

Diversified Financial Services—1.1%
American Express Credit Corp. 1.125%, 06/05/17	6,700,000	6,692,965
Discover Financial Services 3.850%, 11/21/22	2,343,000	2,385,488
Ford Motor Credit Co. LLC
1.724%, 12/06/17	13,790,000	13,795,613
4.375%, 08/06/23 (f)	2,102,000	2,244,787
General Electric Capital Corp. 6.875%, 01/10/39	1,540,000	2,068,648
General Motors Financial Co., Inc.
2.750%, 05/15/16	4,123,000	4,184,845
4.750%, 08/15/17	5,115,000	5,441,081

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
3.500%, 03/15/17	1,030,000	$1,041,587
4.875%, 03/15/19	1,405,000	1,447,150
6.000%, 08/01/20 (f)	1,660,000	1,778,275
MassMutual Global Funding II 2.350%, 04/09/19 (144A)	4,335,000	4,372,138

		45,452,577

Electric—2.0%
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	5,000,000	6,447,715
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44	5,130,000	5,412,371
Cleveland Electric Illuminating Co. (The)
5.950%, 12/15/36	2,717,000	3,082,790
8.875%, 11/15/18	1,390,000	1,764,498
CMS Energy Corp.
3.875%, 03/01/24 (f)	1,659,000	1,723,922
4.875%, 03/01/44	3,744,000	3,940,953
Commonwealth Edison Co. 4.700%, 01/15/44	3,364,000	3,671,352
Dominion Gas Holdings LLC 4.800%, 11/01/43 (144A) (f)	521,000	554,250
Dominion Resources, Inc. 1.950%, 08/15/16	6,100,000	6,236,811
DTE Energy Co. 3.500%, 06/01/24	3,945,000	3,979,100
Duke Energy Carolinas LLC 4.250%, 12/15/41	3,960,000	4,031,157
Duke Energy Corp. 3.750%, 04/15/24	848,000	870,988
Duke Energy Florida, Inc. 6.400%, 06/15/38	1,400,000	1,872,671
Entergy Arkansas, Inc. 3.700%, 06/01/24 (f)	5,020,000	5,211,724
Georgia Power Co. 3.000%, 04/15/16	6,380,000	6,642,939
Jersey Central Power & Light Co. 7.350%, 02/01/19 (f)	2,510,000	3,032,542
Oncor Electric Delivery Co. LLC
4.100%, 06/01/22	1,036,000	1,113,737
5.300%, 06/01/42	1,475,000	1,734,827
Pacific Gas & Electric Co. 4.750%, 02/15/44 (f)	1,502,000	1,598,910
PacifiCorp
3.600%, 04/01/24 (f)	10,415,000	10,799,803
4.100%, 02/01/42	2,905,000	2,867,217
5.750%, 04/01/37	2,600,000	3,217,310
PG&E Corp. 2.400%, 03/01/19	2,138,000	2,157,287
Progress Energy, Inc. 4.875%, 12/01/19	517,000	580,762
Southern Co. (The) 1.950%, 09/01/16	2,798,000	2,863,571

Electric—(Continued)
Virginia Electric and Power Co. 3.450%, 02/15/24 (f)	860,000	879,731

		86,288,938

Electronics—0.4%
Rexel S.A. 5.125%, 06/15/20 (EUR)	1,904,000	2,802,684
Thermo Fisher Scientific, Inc.
2.400%, 02/01/19	11,028,000	11,140,221
5.300%, 02/01/44 (f)	551,000	611,563
Trionista Holdco GmbH 5.000%, 04/30/20 (EUR)	306,000	438,573

		14,993,041

Engineering & Construction—0.0%
Astaldi S.p.A. 7.125%, 12/01/20 (EUR)	100,000	149,418

Entertainment—0.0%
Gala Group Finance plc 8.875%, 09/01/18 (GBP)	189,000	344,246
GLP Capital L.P. / GLP Financing II, Inc.
4.375%, 11/01/18 (144A)	264,000	272,580
4.875%, 11/01/20 (144A) (f)	415,000	427,450

		1,044,276

Environmental Control—0.0%
Bilbao Luxembourg S.A. 10.500%, 12/01/18 (EUR) (g)	100,000	147,200

Food—0.1%
Bakkavor Finance 2 plc 8.750%, 06/15/20 (GBP)	180,000	345,018
Mondelez International, Inc. 2.250%, 02/01/19	4,845,000	4,878,169

		5,223,187

Forest Products & Paper—0.4%
International Paper Co.
4.750%, 02/15/22 (f)	12,484,000	13,765,695
4.800%, 06/15/44	4,335,000	4,369,203

		18,134,898

Healthcare-Products—0.3%
3AB Optique Developpement SAS 5.625%, 04/15/19 (EUR)	100,000	135,561
Boston Scientific Corp. 2.650%, 10/01/18	4,726,000	4,831,078
CareFusion Corp.
1.450%, 05/15/17	2,370,000	2,368,230
4.875%, 05/15/44 (f)	915,000	924,306
IDH Finance plc 6.000%, 12/01/18 (GBP)	209,000	372,884

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Medtronic, Inc. 3.625%, 03/15/24 (f)	2,435,000	$2,497,555
Ontex IV S.A. 9.000%, 04/15/19 (EUR)	240,000	354,923

		11,484,537

Healthcare-Services—0.9%
Aetna, Inc. 4.750%, 03/15/44	1,069,000	1,123,809
Coventry Health Care, Inc. 5.450%, 06/15/21	4,948,000	5,761,991
HCA, Inc. 7.250%, 09/15/20	8,300,000	8,891,375
Priory Group No. 3 plc 7.000%, 02/15/18 (GBP)	270,000	486,915
Tenet Healthcare Corp. 6.250%, 11/01/18	4,710,000	5,228,100
UnitedHealth Group, Inc. 3.375%, 11/15/21	1,680,000	1,724,881
WellPoint, Inc.
1.875%, 01/15/18	5,560,000	5,599,031
2.300%, 07/15/18	5,640,000	5,745,908
3.300%, 01/15/23 (f)	1,935,000	1,932,697

		36,494,707

Holding Companies-Diversified—0.0%
Co-operative Group Holdings 6.875%, 07/08/20 (GBP) (b)	100,000	181,408
Odeon & UCI Finco plc 9.000%, 08/01/18 (GBP)	109,000	195,180

		376,588

Home Furnishings—0.0%
DFS Furniture Holdings plc 7.625%, 08/15/18 (GBP)	215,000	391,904
Magnolia BC S.A. 9.000%, 08/01/20 (EUR)	100,000	145,146

		537,050

Household Products/Wares—0.5%
Kimberly-Clark Corp. 1.900%, 05/22/19	4,885,000	4,880,501
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.875%, 02/15/21	8,495,000	9,167,167
7.875%, 08/15/19	5,195,000	5,656,056

		19,703,724

Insurance—1.6%
American International Group, Inc.
3.375%, 08/15/20	7,335,000	7,622,048
3.800%, 03/22/17	10,650,000	11,380,675
5.450%, 05/18/17	3,810,000	4,250,520
8.175%, 05/15/68 (b)	3,875,000	5,337,812

Insurance—(Continued)
Genworth Financial, Inc. 7.625%, 09/24/21 (f)	9,385,000	11,758,054
Manulife Financial Corp. 3.400%, 09/17/15	1,510,000	1,560,365
Prudential Financial, Inc.
4.500%, 11/15/20 (f)	2,690,000	2,964,964
4.750%, 09/17/15	4,315,000	4,528,657
5.375%, 06/21/20	3,225,000	3,697,717
7.375%, 06/15/19	4,150,000	5,139,364
XL Group plc 6.500%, 04/15/17 (b) (f)	7,960,000	7,860,500
XLIT, Ltd.
2.300%, 12/15/18	2,058,000	2,046,790
5.250%, 12/15/43	936,000	1,029,288

		69,176,754

Internet—0.0%
Baidu, Inc. 2.750%, 06/09/19	1,327,000	1,332,168
Cerved Group S.p.A. 8.000%, 01/15/21 (EUR)	230,000	352,732

		1,684,900

Leisure Time—0.0%
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 (EUR)	268,000	380,734

Lodging—0.2%
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Property
8.000%, 10/01/20 (144A) (f)	4,526,000	4,729,670
11.000%, 10/01/21 (144A) (f)	5,018,000	5,394,350

		10,124,020

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 4.750%, 05/15/64	2,880,000	3,001,588

Machinery-Diversified—0.1%
John Deere Capital Corp. 3.350%, 06/12/24	4,355,000	4,383,935

Media—1.2%
CBS Corp.
4.625%, 05/15/18 (f)	1,525,000	1,669,753
5.750%, 04/15/20	830,000	961,854
8.875%, 05/15/19	2,705,000	3,506,765
Comcast Cable Communications LLC 8.500%, 05/01/27	2,400,000	3,389,813
Comcast Corp.
4.750%, 03/01/44 (f)	1,325,000	1,401,395
5.875%, 02/15/18	2,889,000	3,330,433
COX Communications, Inc. 8.375%, 03/01/39 (144A)	4,415,000	6,185,671

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.600%, 02/15/21	5,030,000	$5,491,915
5.000%, 03/01/21	2,885,000	3,220,586
NBCUniversal Enterprise, Inc. 5.250%, 03/29/49 (144A)	4,410,000	4,608,450
NBCUniversal Media LLC
4.375%, 04/01/21	2,140,000	2,361,537
4.450%, 01/15/43	1,934,000	1,940,289
5.150%, 04/30/20	7,128,000	8,179,694
Numericable Group S.A. 5.375%, 05/15/22 (EUR)	100,000	145,317
Time Warner Cable, Inc.
6.550%, 05/01/37	2,995,000	3,726,652
8.750%, 02/14/19	1,840,000	2,359,750
Unitymedia Kabel BW GmbH 9.500%, 03/15/21 (EUR)	270,000	421,897

		52,901,771

Metal Fabricate/Hardware—0.0%
Eco-Bat Finance plc 7.750%, 02/15/17 (EUR)	230,000	325,175

Mining—0.5%
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	1,751,000	1,935,179
Freeport-McMoRan Copper & Gold, Inc. 3.875%, 03/15/23 (f)	3,465,000	3,454,453
Novelis, Inc. 8.750%, 12/15/20	7,985,000	8,863,350
Rio Tinto Finance USA plc 2.875%, 08/21/22 (f)	2,852,000	2,784,818
Teck Resources, Ltd. 4.500%, 01/15/21 (f)	2,105,000	2,216,152

		19,253,952

Miscellaneous Manufacturing—0.1%
GCL Holdings SCA 9.375%, 04/15/18 (EUR)	220,000	323,056
General Electric Co. 4.500%, 03/11/44	2,840,000	2,959,107
Hydra Dutch Holdings 2BV 5.825%, 04/15/19 (EUR) (b)	100,000	135,903

		3,418,066

Oil & Gas—3.6%
Apache Corp.
4.250%, 01/15/44 (f)	1,020,000	1,003,163
4.750%, 04/15/43 (f)	3,640,000	3,814,658
6.000%, 01/15/37	1,840,000	2,252,189
BP Capital Markets plc
2.237%, 05/10/19 (f)	15,035,000	15,164,060
3.245%, 05/06/22	3,195,000	3,234,509

Oil & Gas—(Continued)
Continental Resources, Inc. 4.900%, 06/01/44 (144A)	2,865,000	2,960,396
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43 (f)	3,265,000	3,295,293
EOG Resources, Inc. 2.450%, 04/01/20	7,020,000	7,074,328
Exxon Mobil Corp. 1.819%, 03/15/19	12,115,000	12,200,459
Hess Corp. 3.500%, 07/15/24	970,000	971,917
Husky Energy, Inc. 4.000%, 04/15/24	1,725,000	1,792,034
Kerr-McGee Corp. 6.950%, 07/01/24	3,659,000	4,699,473
Laredo Petroleum, Inc. 7.375%, 05/01/22 (f)	3,500,000	3,911,250
Linn Energy LLC / Linn Energy Finance Corp. 6.250%, 11/01/19	4,115,000	4,310,462
MEG Energy Corp. 6.500%, 03/15/21 (144A)	8,548,000	9,060,880
Murphy Oil Corp. 2.500%, 12/01/17	6,962,000	7,125,607
Nexen Energy ULC 5.875%, 03/10/35	280,000	315,627
Noble Energy, Inc.
5.250%, 11/15/43	2,160,000	2,381,206
6.000%, 03/01/41	3,540,000	4,259,760
8.250%, 03/01/19	3,001,000	3,783,262
Petrobras International Finance Co. 3.875%, 01/27/16	8,145,000	8,397,902
Range Resources Corp. 5.750%, 06/01/21 (f)	135,000	145,800
Shell International Finance B.V. 4.550%, 08/12/43	3,795,000	3,997,232
Shell International Finance BV 2.000%, 11/15/18 (f)	7,145,000	7,244,001
Statoil ASA 2.900%, 11/08/20	7,535,000	7,746,726
Total Capital International S.A. 2.750%, 06/19/21	2,710,000	2,715,921
Transocean, Inc.
6.000%, 03/15/18 (f)	17,674,000	19,963,296
6.500%, 11/15/20	1,995,000	2,307,335
6.800%, 03/15/38 (f)	5,779,000	6,591,227

		152,719,973

Oil & Gas Services—0.1%
Schlumberger Investment S.A. 3.650%, 12/01/23 (f)	2,636,000	2,741,258
Weatherford International, Ltd. 5.950%, 04/15/42 (f)	2,955,000	3,351,239

		6,092,497

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.0%
Ardagh Glass Finance plc 8.750%, 02/01/20 (EUR)	133,000	$193,044
Ardagh Packaging Finance plc 9.250%, 10/15/20 (EUR)	109,000	162,687

		355,731

Pharmaceuticals—1.8%
AbbVie, Inc. 4.400%, 11/06/42	4,100,000	3,980,300
Actavis Funding SCS
2.450%, 06/15/19 (144A)	5,268,000	5,282,750
3.850%, 06/15/24 (144A) (f)	4,261,000	4,307,240
Actavis, Inc.
3.250%, 10/01/22 (f)	5,115,000	5,025,365
4.625%, 10/01/42 (f)	4,915,000	4,834,905
AmerisourceBergen Corp. 1.150%, 05/15/17	11,825,000	11,811,165
Bristol-Myers Squibb Co. 4.500%, 03/01/44	5,626,000	5,759,955
Express Scripts Holding Co. 1.250%, 06/02/17	4,350,000	4,342,357
Forest Laboratories, Inc. 5.000%, 12/15/21 (144A)	1,760,000	1,928,714
Novartis Capital Corp. 4.400%, 04/24/20	6,125,000	6,806,774
Pfizer, Inc.
2.100%, 05/15/19 (f)	9,305,000	9,350,176
3.400%, 05/15/24	6,900,000	7,006,426
4.400%, 05/15/44 (f)	2,275,000	2,328,542
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	2,000,000	2,052,414

		74,817,083

Pipelines—0.6%
Enbridge, Inc. 3.500%, 06/10/24 (f)	1,790,000	1,783,109
Kinder Morgan Energy Partners L.P.
3.500%, 03/01/21 (f)	920,000	932,945
4.150%, 02/01/24 (f)	5,690,000	5,771,014
TransCanada PipeLines, Ltd.
3.750%, 10/16/23 (f)	3,080,000	3,178,502
4.625%, 03/01/34	2,700,000	2,863,693
Western Gas Partners L.P. 5.375%, 06/01/21	5,283,000	5,982,506
Williams Cos., Inc. (The)
3.700%, 01/15/23 (f)	1,660,000	1,596,815
7.875%, 09/01/21 (f)	2,186,000	2,714,000
Williams Partners L.P. 5.400%, 03/04/44	2,496,000	2,677,786

		27,500,370

Real Estate Investment Trusts—0.2%
ARC Properties Operating Partnership L.P./Clark Acquisition LLC 3.000%, 02/06/19 (144A) (f)	6,465,000	6,489,502
Ventas Realty L.P./Ventas Capital Corp. 2.700%, 04/01/20	1,564,000	1,556,565

		8,046,067

Retail—0.3%
CVS Caremark Corp. 5.300%, 12/05/43	999,000	1,129,336
Home Depot, Inc. (The) 4.400%, 03/15/45	1,215,000	1,233,470
House of Fraser Funding plc 8.875%, 08/15/18 (GBP)	178,000	325,984
QVC, Inc. 7.500%, 10/01/19 (144A)	4,350,000	4,572,150
Unique Pub Finance Co. plc (The) 5.659%, 06/30/27 (GBP)	191,027	331,010
Wal-Mart Stores, Inc. 4.000%, 04/11/43	3,592,000	3,440,809
4.300%, 04/22/44	2,965,000	2,994,668

		14,027,427

Software—0.2%
First Data Corp. 7.375%, 06/15/19 (144A)	1,245,000	1,336,819
Oracle Corp.
2.800%, 07/08/21	4,200,000	4,193,910
4.300%, 07/08/34	2,340,000	2,339,064

		7,869,793

Storage/Warehousing—0.0%
Algeco Scotsman Global Finance plc 9.000%, 10/15/18 (EUR)	230,000	335,435

Telecommunications—2.4%
Altice S.A. 7.250%, 05/15/22 (EUR)	100,000	145,146
America Movil S.A.B. de C.V. 2.375%, 09/08/16	7,975,000	8,200,134
AT&T, Inc.
2.300%, 03/11/19 (f)	7,580,000	7,652,488
3.000%, 02/15/22	1,705,000	1,697,372
4.350%, 06/15/45	2,955,000	2,801,098
4.450%, 05/15/21	5,195,000	5,704,463
Cisco Systems, Inc. 2.125%, 03/01/19	4,235,000	4,267,906
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19 (f)	4,886,000	5,197,482
Level 3 Financing, Inc. 8.125%, 07/01/19	5,270,000	5,750,887
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (f)	270,000	283,581

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Phones4u Finance plc 9.500%, 04/01/18 (GBP)	190,000	$334,921
Sprint Communications, Inc. 9.000%, 11/15/18 (144A)	10,180,000	12,343,250
Sprint Corp. 7.875%, 09/15/23 (144A) (f)	3,535,000	3,932,688
T-Mobile USA, Inc.
6.633%, 04/28/21 (f)	1,345,000	1,455,963
6.731%, 04/28/22	1,295,000	1,396,981
6.836%, 04/28/23	410,000	446,388
Telecom Italia S.p.A. 4.875%, 09/25/20 (EUR)	200,000	298,354
Telenet Finance V Luxembourg SCA 6.750%, 08/15/24 (EUR)	320,000	492,948
Verizon Communications, Inc.
3.650%, 09/14/18	8,335,000	8,914,124
3.850%, 11/01/42	12,797,000	11,267,285
4.500%, 09/15/20 (f)	3,595,000	3,954,471
5.050%, 03/15/34	11,350,000	12,113,469
5.150%, 09/15/23	3,594,000	4,022,020
Virgin Media Secured Finance plc 6.000%, 04/15/21 (GBP)	240,000	433,326

		103,106,745

Transportation—0.5%
Burlington Northern Santa Fe LLC
3.000%, 03/15/23 (f)	1,885,000	1,854,260
3.750%, 04/01/24	912,000	941,194
FedEx Corp.
4.900%, 01/15/34	5,620,000	6,031,806
5.100%, 01/15/44	1,630,000	1,763,746
Gategroup Finance Luxembourg S.A. 6.750%, 03/01/19 (EUR)	230,000	335,410
Ryder System, Inc. 2.450%, 09/03/19	4,245,000	4,261,216
Union Pacific Railroad Co. Pass Through Trust 3.227%, 05/14/26	3,990,000	4,018,130

		19,205,762

Total Corporate Bonds & Notes (Cost $1,166,103,561)		1,202,493,131

Asset-Backed Securities—15.0%

Asset-Backed - Automobile—5.7%
AmeriCredit Automobile Receivables Trust
1.520%, 01/08/19	1,595,000	1,598,914
1.660%, 09/10/18	1,400,000	1,409,555
1.680%, 07/08/19	3,191,000	3,201,332
1.690%, 11/08/18	5,942,000	6,001,159
2.290%, 11/08/19	845,000	855,026
2.420%, 05/08/18	3,450,000	3,527,332
2.720%, 09/09/19	860,000	881,159
3.310%, 10/08/19	2,010,000	2,083,200

Asset-Backed - Automobile—(Continued)
AUTO ABS SRL 2.800%, 04/27/25 (EUR)	2,785,548	3,854,580
Chesapeake Funding LLC
1.751%, 11/07/23 (144A) (b)	3,230,000	3,265,633
2.151%, 11/07/23 (144A) (b)	2,075,000	2,097,835
Chrysler Capital Auto Receivables Trust
0.560%, 12/15/16 (144A)	4,572,348	4,576,472
0.850%, 05/15/18 (144A)	2,295,000	2,302,041
1.270%, 03/15/19 (144A)	3,175,000	3,186,055
1.760%, 08/15/19 (144A)	1,670,000	1,671,293
1.780%, 06/17/19 (144A)	1,455,000	1,461,472
2.240%, 09/16/19 (144A)	1,515,000	1,520,846
2.280%, 11/15/19 (144A)	2,150,000	2,153,150
2.890%, 10/15/20 (144A)	1,485,000	1,506,639
Credit Acceptance Auto Loan Trust
1.210%, 10/15/20 (144A)	2,740,000	2,746,705
1.500%, 04/15/21 (144A)	2,870,000	2,890,681
1.520%, 03/16/20 (144A)	4,950,000	4,974,592
1.550%, 10/15/21 (144A)	7,190,000	7,216,826
1.830%, 04/15/21 (144A)	2,350,000	2,370,311
2.200%, 09/16/19 (144A)	6,501,738	6,538,720
2.290%, 04/15/22 (144A)	1,965,000	1,982,243
DT Auto Owner Trust
1.430%, 03/15/18 (144A)	2,895,000	2,903,844
2.720%, 04/17/17 (144A)	200,000	200,653
3.380%, 10/16/17 (144A)	139,269	139,412
3.500%, 04/17/17 (144A)	153,491	153,551
4.940%, 07/16/18 (144A)	4,500,000	4,587,561
Hyundai Auto Receivables Trust 2.610%, 05/15/18	5,570,000	5,752,579
Prestige Auto Receivables Trust
0.970%, 03/15/18 (144A)	5,020,000	5,021,044
1.090%, 02/15/18 (144A)	5,192,059	5,202,189
1.330%, 05/15/19 (144A)	6,000,000	6,017,574
5.180%, 07/16/18 (144A)	3,900,000	3,965,091
Santander Drive Auto Receivables Trust
1.190%, 05/15/18	8,640,000	8,668,408
1.210%, 10/16/17 (144A)	5,340,000	5,355,224
1.420%, 08/16/18 (144A)	1,229,954	1,229,954
1.430%, 11/16/18 (144A)	2,384,236	2,384,236
1.430%, 02/19/19 (144A)	1,360,320	1,360,320
1.430%, 04/16/19 (144A)	2,041,848	2,041,848
1.430%, 06/18/19 (144A)	2,231,864	2,231,864
1.430%, 12/17/19 (144A)	4,819,876	4,819,876
1.450%, 05/15/19	2,320,000	2,321,074
1.550%, 10/15/18	12,295,000	12,367,282
1.590%, 10/15/18	13,140,000	13,206,318
1.620%, 02/15/19	6,995,000	7,036,082
1.780%, 11/15/18 (144A)	9,950,000	10,022,008
1.940%, 12/15/16	7,860,000	7,912,568
2.250%, 06/17/19	5,820,000	5,873,788
2.330%, 11/15/19	9,395,000	9,486,770
2.360%, 04/15/20	5,765,000	5,859,823
2.700%, 08/15/18	2,330,000	2,395,105
2.720%, 05/16/16	1,621,469	1,627,791
2.760%, 02/18/20	3,040,000	3,076,012

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Santander Drive Auto Receivables Trust
3.010%, 04/16/18	5,350,000	$5,485,847
3.120%, 10/15/19 (144A)	2,490,000	2,570,273
3.200%, 02/15/18	8,410,000	8,599,721
3.250%, 01/15/20	4,140,000	4,320,657
3.780%, 11/15/17	3,250,000	3,336,353
3.780%, 10/15/19 (144A)	1,625,000	1,710,846

		245,117,317

Asset-Backed - Credit Card—0.6%
CHLUPA Trust 3.326%, 08/15/20 (144A)	5,670,343	5,697,731
World Financial Network Credit Card Master Trust
2.150%, 04/17/23	6,545,000	6,507,883
2.230%, 08/15/22	10,290,000	10,373,648

		22,579,262

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust 0.432%, 10/25/35 (b)	4,997,140	4,669,063
Option One Mortgage Loan Trust 1.277%, 11/25/32 (b)	204,571	187,819

		4,856,882

Asset-Backed - Other—4.0%
Apidos CDO 1.678%, 01/19/25 (144A) (b)	4,890,000	4,889,985
Battalion CLO, Ltd. 1.628%, 10/22/25 (144A) (b)	5,205,000	5,193,294
Benefit Street Partners CLO II, Ltd. 1.427%, 07/15/24 (144A) (b)	2,240,000	2,210,936
Carlyle Global Market Strategies CLO, Ltd. 1.618%, 01/20/25 (144A) (b)	7,820,000	7,822,072
Chase Funding Trust 6.333%, 04/25/32	911,992	930,216
CIFC Funding, Ltd. 1.725%, 05/24/26 (144A) (b)	2,780,000	2,776,795
CT CDO IV, Ltd. 0.463%, 10/20/43 (144A) (b)	3,845,329	3,766,538
Dryden Senior Loan Fund 1.654%, 11/15/23 (144A) (b)	4,250,000	4,249,086
First Franklin Mortgage Loan Trust 0.362%, 12/25/36 (b)	14,665,426	8,893,701
Ford Credit Floorplan Master Owner Trust 2.090%, 09/15/16	4,405,000	4,416,215
GT Loan Financing I, Ltd. 1.498%, 10/28/24 (144A) (b)	5,670,000	5,636,751
ING Investment Management Co.
1.686%, 01/18/26 (144A) (b)	3,140,000	3,141,878
1.757%, 10/15/22 (144A) (b)	3,395,000	3,395,971
KKR Financial CLO, Ltd. 1.377%, 07/15/25 (144A) (b)	4,895,000	4,827,630
Knollwood CDO, Ltd. 3.430%, 01/10/39 (144A) (b) (h)	747,271	8

Asset-Backed - Other—(Continued)
Merrill Lynch First Franklin Mortgage Loan Trust 0.392%, 05/25/37 (b)	14,835,548	8,887,487
Northwoods Capital Corp. / Northwoods Capital, Ltd. 1.648%, 01/18/24 (144A) (b)	5,070,000	5,055,556
Octagon Investment Partners XVI, Ltd. 1.346%, 07/17/25 (144A) (b)	5,600,000	5,530,588
OHA Loan Funding, Ltd. 1.497%, 08/23/24 (144A) (b)	5,670,000	5,642,597
OneMain Financial Issuance Trust 2.430%, 06/18/24 (144A)	12,580,000	12,579,749
OZLM Funding IV, Ltd. 1.378%, 07/22/25 (144A) (b)	9,625,000	9,499,692
OZLM Funding, Ltd. 1.705%, 10/30/23 (144A) (b)	8,930,000	8,940,037
PFS Financing Corp. 1.252%, 02/15/18 (144A) (b)	4,230,000	4,245,321
PFS Tax Lien Trust 1.440%, 05/15/29 (144A)	5,606,273	5,632,589
Sound Point CLO, Ltd. 1.598%, 01/21/26 (144A) (b)	2,185,000	2,171,326
SpringCastle America Funding LLC 3.750%, 04/03/21 (144A)	11,927,918	12,031,168
4.000%, 12/03/24 (144A)	9,478,007	9,466,523
Vibrant CLO, Ltd.
1.706%, 07/17/24 (144A) (b)	16,240,000	16,228,583
2.626%, 07/17/24 (144A) (b)	3,060,000	3,067,647

		171,129,939

Asset-Backed - Student Loan—4.6%
Nelnet Student Loan Trust
1.002%, 07/27/37 (144A) (b)	3,810,000	3,788,473
1.877%, 11/25/24 (b)	6,095,000	6,401,329
Scholar Funding Trust
0.800%, 01/30/45 (144A) (b)	13,487,075	13,470,494
1.128%, 10/28/43 (144A) (b)	1,688,585	1,695,581
SLC Private Student Loan Trust 0.397%, 07/15/36 (b)	9,553,107	9,470,167
SLM Private Credit Student Loan Trust
0.401%, 03/15/23 (b)	1,289,574	1,270,892
0.411%, 03/15/23 (b)	10,381,127	10,279,288
0.421%, 12/15/23 (b)	13,280,000	13,121,038
0.431%, 06/15/21 (b)	5,184,234	5,138,706
0.781%, 12/16/30 (b)	4,794,965	4,708,138
SLM Private Education Loan Trust
0.752%, 08/15/22 (144A) (b)	2,275,150	2,279,373
0.802%, 07/15/22 (144A) (b)	3,603,380	3,612,720
1.002%, 02/15/22 (144A) (b)	3,890,810	3,910,162
1.552%, 08/15/25 (144A) (b)	2,338,903	2,369,985
1.552%, 10/15/31 (144A) (b)	3,740,000	3,826,985
1.770%, 05/17/27 (144A)	3,985,000	3,954,770
1.850%, 06/17/30 (144A)	25,300,000	24,992,175
2.090%, 06/15/45 (144A)	4,455,000	4,465,380
2.402%, 06/16/42 (144A) (b)	3,271,000	3,497,278
2.500%, 03/15/47 (144A)	720,000	688,688

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SLM Private Education Loan Trust
2.652%, 01/15/43 (144A) (b)	5,200,000	$5,551,172
2.940%, 10/15/31 (144A)	7,000,000	7,211,904
2.950%, 02/15/46 (144A)	16,045,000	16,656,700
3.000%, 05/16/44 (144A)	970,000	941,013
3.310%, 10/15/46 (144A)	6,235,000	6,513,854
3.402%, 10/17/44 (144A) (b)	3,420,000	3,679,233
3.480%, 10/15/30 (144A)	870,000	911,926
3.740%, 02/15/29 (144A)	1,685,000	1,780,287
3.830%, 01/17/45 (144A)	8,460,000	8,911,003
4.540%, 10/17/44 (144A)	5,040,000	5,421,079
SLM Student Loan Trust 1.929%, 07/25/23 (b)	15,694,000	16,459,836

		196,979,629

Total Asset-Backed Securities (Cost $630,800,642)		640,663,029

Mortgage-Backed Securities—8.5%

Collateralized Mortgage Obligations—1.0%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	3,157,006	2,872,253
Countrywide Alternative Loan Trust
0.343%, 03/20/47 (b)	3,356,955	2,706,048
5.500%, 04/25/37	1,755,815	1,434,090
6.500%, 09/25/37	12,529,039	10,174,895
Countrywide Home Loan Mortgage Pass-Through Trust
0.352%, 04/25/46 (b)	1,279,687	1,023,688
6.000%, 04/25/36	1,306,754	1,234,090
6.250%, 09/25/36	1,766,657	1,548,362
Credit Suisse Mortgage Capital Certificates
2.460%, 03/27/37 (144A) (b)	1,737,051	1,699,767
2.825%, 08/27/46 (144A) (b)	4,273,312	4,055,600
3.311%, 05/27/36 (144A) (b)	3,586,806	3,415,626
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.302%, 12/25/36 (b)	5,521,840	4,482,348
GSR Mortgage Loan Trust 6.000%, 07/25/37	2,060,805	1,876,068
JP Morgan Mortgage Trust 6.500%, 08/25/36	717,406	636,228
Merrill Lynch Mortgage Investors Trust 2.715%, 05/25/36 (b)	3,639,419	3,000,606
Structured Adjustable Rate Mortgage Loan Trust 2.770%, 04/25/47 (b)	2,443,322	1,956,790
Wells Fargo Mortgage Backed Securities Trust 2.615%, 07/25/36 (b)	1,598,944	1,604,219

		43,720,678

Commercial Mortgage-Backed Securities—7.5%
Banc of America Commercial Mortgage Trust
5.482%, 01/15/49 (b)	630,000	667,905
5.775%, 06/10/49 (b)	9,064,752	9,809,693

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc. 4.621%, 07/10/43	5,067,250	5,126,633
Banc of America Re-REMIC Trust 4.927%, 12/20/41 (144A) (b)	2,746,581	2,761,824
BB-UBS Trust 0.730%, 11/05/36 (144A) (b) (c)	85,480,000	4,735,250
CD Mortgage Trust 6.321%, 11/15/44 (b)	661,500	738,302
Citigroup Commercial Mortgage Trust
0.905%, 06/15/33 (144A) (b)	11,775,000	11,800,304
3.753%, 03/10/47	3,265,000	3,361,677
4.960%, 05/15/43 (b)	6,750,000	6,886,188
COBALT CMBS Commercial Mortgage Trust 5.965%, 05/15/46 (b)	4,494,000	4,954,231
Commercial Mortgage Pass-Through Certificates
1.669%, 10/13/28 (144A) (b)	7,339,605	7,374,212
1.682%, 03/10/46 (b) (c)	66,448,855	4,749,631
1.706%, 03/10/46 (b) (c)	41,182,515	3,549,068
1.929%, 01/10/46 (b) (c)	118,071,676	10,864,483
3.367%, 02/10/28 (144A)	3,665,000	3,662,746
3.400%, 10/05/30 (144A)	4,845,000	4,771,162
3.654%, 06/11/27 (144A) (b)	4,175,000	4,178,262
3.819%, 06/10/47	5,897,000	6,122,348
3.977%, 05/10/47	5,049,000	5,323,469
5.543%, 12/11/49 (144A) (b)	2,690,000	2,881,708
Credit Suisse Commercial Mortgage Trust 5.448%, 01/15/49 (b)	5,729	5,710
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	1,090,000	1,118,432
Credit Suisse Mortgage Capital Certificates 0.422%, 04/15/22 (144A) (b)	3,134,497	3,085,204
DBRR Trust
1.636%, 12/18/49 (144A) (b)	4,162,856	4,194,078
5.933%, 06/17/49 (144A) (b)	3,160,000	3,395,610
Del Coronado Trust 5.152%, 03/15/18 (144A) (b)	2,555,000	2,571,097
Extended Stay America Trust
2.675%, 12/05/31 (144A)	3,210,000	3,212,308
2.958%, 12/05/31 (144A)	4,640,000	4,707,577
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	988,724	990,829
Greenwich Capital Commercial Mortgage Trust
5.867%, 12/10/49 (b)	3,255,000	3,597,136
6.261%, 12/10/49 (b)	1,079,000	1,126,403
GS Mortgage Securities Corp. II
1.896%, 02/10/46 (b) (c)	107,728,118	11,087,162
3.249%, 11/08/29 (144A) (b) (c)	59,510,000	1,814,073
3.550%, 12/10/27 (144A) (b)	9,462,358	8,920,430
GS Mortgage Securities Corp. Trust 3.633%, 06/05/31 (144A)	965,000	999,059
GS Mortgage Securities Trust 1.392%, 04/10/47 (b) (c)	11,435,864	922,737

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Hilton USA Trust
1.817%, 11/05/30 (144A) (b) (c)	64,000,000	$529,088
5.609%, 11/05/30 (144A) (b)	7,082,000	7,310,628
JP Morgan Chase Commercial Mortgage Securities Corp.
2.084%, 12/15/47 (b) (c)	9,890,029	995,501
4.158%, 01/12/39 (144A)	344,857	345,466
JP Morgan Chase Commercial Mortgage Securities Trust
0.728%, 04/15/46 (b) (c)	4,900,000	213,135
1.178%, 08/15/46 (b) (c)	75,286,478	3,597,790
1.721%, 04/15/46 (b) (c)	27,763,723	2,600,572
3.958%, 04/15/46 (b)	2,230,000	2,217,296
5.431%, 06/12/47 (b)	11,313,804	12,375,843
5.951%, 06/15/43 (144A)	8,060,000	9,353,880
LB-UBS Commercial Mortgage Trust 5.205%, 04/15/30 (b)	3,610,000	3,714,163
Merrill Lynch Mortgage Trust
5.457%, 11/12/37 (b)	5,045,000	5,287,402
6.033%, 06/12/50 (b)	3,297,493	3,569,648
Morgan Stanley Bank of America Merrill Lynch Trust
1.408%, 11/15/46 (b) (c)	33,738,066	2,674,855
1.870%, 02/15/46 (b) (c)	24,805,334	2,359,111
Morgan Stanley Capital I Trust
5.406%, 03/15/44	3,090,000	3,366,598
5.665%, 04/15/49 (b)	3,241,660	3,541,332
5.773%, 04/12/49 (b)	8,065,000	8,806,440
6.105%, 06/11/49 (b)	8,726,000	9,615,904
Morgan Stanley Capital I, Inc. 6.340%, 07/15/30 (144A) (b)	265,859	267,118
Morgan Stanley Re-REMIC Trust
Zero Coupon, 03/23/51 (144A) (i)	6,095,000	5,904,032
Zero Coupon, 07/17/56 (144A) (i)	2,377,403	2,366,110
1.000%, 03/27/51 (144A)	4,632,315	4,598,855
2.000%, 07/27/49 (144A)	4,244,792	4,268,648
2.500%, 03/23/51 (144A)	439,980	441,630
5.997%, 08/15/45 (144A) (b)	1,560,000	1,709,646
Motel 6 Trust 2.743%, 10/05/25 (144A)	3,135,000	3,170,513
RBSCF Trust 6.140%, 02/16/51 (144A) (b)	9,220,327	9,769,517
SCG Trust
1.552%, 11/15/26 (144A) (b)	5,285,000	5,306,774
2.102%, 11/15/26 (144A) (b)	3,290,000	3,300,360
STRIPs, Ltd. 1.500%, 12/25/44 (144A)	6,624,572	6,558,326
Wachovia Bank Commercial Mortgage Trust
0.554%, 09/15/21 (144A) (b)	4,285,000	4,168,645
6.140%, 02/15/51 (b)	4,072,000	4,284,966
Wells Fargo Resecuritization Trust 1.750%, 08/20/21 (144A)	3,583,450	3,584,883
WF-RBS Commercial Mortgage Trust
0.851%, 08/15/46 (b) (c)	44,997,132	1,802,090
1.417%, 05/15/47 (b) (c)	12,335,156	985,850
1.640%, 03/15/47 (b) (c)	27,706,425	2,507,154

Commercial Mortgage-Backed Securities—(Continued)
WF-RBS Commercial Mortgage Trust
1.649%, 03/15/48 (144A) (b) (c)	65,236,954	5,652,391
1.961%, 12/15/45 (144A) (b) (c)	42,538,048	4,488,317
3.037%, 03/15/45	6,910,000	6,889,325

		320,566,743

Total Mortgage-Backed Securities (Cost $371,856,565)		364,287,421

Foreign Government—5.3%

Sovereign—5.3%
Brazilian Government International Bond 4.250%, 01/07/25	7,906,000	8,012,731
Colombia Government International Bond 4.000%, 02/26/24	5,175,000	5,335,425
Indonesia Government International Bond
5.250%, 01/17/42	249,000	236,550
5.375%, 10/17/23 (144A) (f)	7,195,000	7,635,694
5.875%, 01/15/24 (144A)	3,190,000	3,520,962
8.500%, 10/12/35	1,217,000	1,612,525
Italy Buoni Poliennali Del Tesoro 1.150%, 05/15/17 (EUR)	108,480,000	149,807,270
Mexico Government International Bond 4.000%, 10/02/23	16,050,000	16,868,550
Peruvian Government International Bond 7.350%, 07/21/25	2,900,000	3,842,500
Poland Government International Bond 5.000%, 03/23/22	3,500,000	3,890,250
South Africa Government International Bond 4.665%, 01/17/24 (f)	2,600,000	2,648,750
Turkey Government Bond 8.800%, 09/27/23 (TRY)	23,558,000	11,164,086
Turkey Government International Bonds 5.750%, 03/22/24 (f)	10,500,000	11,471,250

Total Foreign Government (Cost $222,275,481)		226,046,543

Municipals—0.6%
Los Angeles Community College District 6.600%, 08/01/42	980,000	1,356,428
Metropolitan Transportation Authority Build America Bonds 6.814%, 11/15/40	1,005,000	1,355,926
Municipal Electric Authority of Georgia 6.637%, 04/01/57	850,000	1,040,281
New Jersey State Turnpike Authority 7.414%, 01/01/40	1,241,000	1,789,336
New York City Water & Sewer System
5.375%, 06/15/43	2,360,000	2,710,295
5.500%, 06/15/43	2,825,000	3,274,005
5.882%, 06/15/44	980,000	1,257,663

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Municipals—(Continued)

Security Description	Shares/ Notional/ Principal Amount*	Value
New York State Dormitory Authority Build America Bonds 5.389%, 03/15/40	950,000	$1,133,398
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,635,000	1,843,299
State of California General Obligation Unlimited, Build America Bonds 7.600%, 11/01/40	4,580,000	6,924,456
State of Illinois 5.100%, 06/01/33	4,380,000	4,400,674
University of California 4.858%, 05/15/2112	915,000	920,801

Total Municipals (Cost $25,778,531)		28,006,562

Floating Rate Loans (b)—0.4%

Lodging—0.4%
Hilton Fort Lauderdale Mezzanine Term Loan, 7.352%, 02/22/16 (j)	8,060,000	8,013,252
Motel 6 Trust Mezzanine Term Loan, 10.000%, 10/15/17 (h)	7,184,801	7,472,193

Total Floating Rate Loans (Cost $15,220,789)		15,485,445

Preferred Stocks—0.2%

Diversified Financial Services—0.2%
Citigroup Capital XIII, 7.875% (f)	292,339	8,097,790

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. Series Z, 8.375% (f)	70,000	763,700
Federal National Mortgage Association Series S, 8.250%	70,000	724,500

		1,488,200

Total Preferred Stocks (Cost $8,194,785)		9,585,990

Purchased Options—0.1%

Call Options—0.0%
2 Year Interest Rate Swap, Exercise Rate 11.80, Expires 01/02/15 (Counterparty—Credit Suisse International) (BRL)	38,698,000	129,449
2 Year Interest Rate Swap, Exercise Rate 12.00, Expires 01/02/15 (Counterparty—Deutsche Bank AG) (BRL)	32,003,000	134,921
USD Currency, Strike Price MXN 13.60, Expires 08/10/14 (Counterparty—Barclays Bank plc)	6,650,000	5,000

		269,370

Put Options—0.1%
1.5 Year Interest Rate Swap, Exercise Rate 0.75, Expires 12/15/14 (Counterparty—Deutsche Bank AG)	67,327,000	78,874
1.5 Year Interest Rate Swap, Exercise Rate 0.75, Expires 12/16/14 (Counterparty—Barclays Bank plc)	40,396,200	48,843
5 Year Interest Rate Swap, Exercise Rate 2.043, Expires 07/03/14 (Counterparty—Barclays Bank plc)	65,445,000	7
10 Year Interest Rate Swap, Exercise Rate 2.98, Expires 09/03/14 (Counterparty—Deutsche Bank AG)	5,600,000	9,468
10 Year U.S. Treasury Note Futures, Exercise Rate 121.50, Expires 07/01/14	1,357	21,203
10 Year U.S. Treasury Note Futures, Exercise Rate 122.00, Expires 07/01/14	1,132	17,688
10 Year U.S. Treasury Note Futures, Exercise Rate 123.50, Expires 07/01/14	1,357	127,219
10 Year U.S. Treasury Note Futures, Exercise Rate 124.00, Expires 07/01/14	1,132	194,562
Eurodollar Midcurve 1 Year Futures @ 98.625, Expires 12/12/14	2,892	325,350
Eurodollar Midcurve 1 Year Futures @ 98.75, Expires 12/12/14	6,933	1,126,612
Eurodollar Midcurve 1 Year Futures @ 98.875, Expires 12/12/14	2,526	599,925
Eurodollar Midcurve 1 Year Futures @ 99.25, Expires 07/12/14	80	4,000
Eurodollar Midcurve 2 Year Futures @ 98.00, Expires 09/12/14	293	38,456
GBP Currency, Strike Price USD 1.699, Expires 07/10/14 (Counterparty—Citibank N.A.) (GBP)	76,740,000	41,764
USD Currency, Strike Price MXN 12.60, Expires 07/10/14 (Counterparty—Deutsche Bank AG)	17,442,000	0
USD Currency, Strike Price MXN 12.60, Expires 08/10/14 (Counterparty—Barclays Bank plc)	13,300,000	3,764
USD Currency, Strike Price MXN 12.90, Expires 07/10/14 (Counterparty—Goldman Sachs & Co.)	11,628,000	1,140
USD Currency, Strike Price MXN 12.95, Expires 08/10/14 (Counterparty—Goldman Sachs & Co.)	13,300,000	70,330
USD Currency, Strike Price TRY 2.08, Expires 07/10/14 (Counterparty—Bank of America N.A.)	9,650,000	0
USD Currency, Strike Price TRY 2.09, Expires 07/10/14 (Counterparty—Bank of America N.A.)	10,090,000	12,673

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Purchased Options—(Continued)

Security Description	Shares/ Notional	Value

Put Options—0.1%
USD Currency, Strike Price TRY 2.145, Expires 07/01/14 (Counterparty—Bank of America N.A.)	9,650,000	$109,421

		2,831,299

Total Purchased Options (Cost $7,021,282)		3,100,669

Short-Term Investment—3.6%

Mutual Fund—3.6%
State Street Navigator Securities Lending MET Portfolio (k)	154,605,408	154,605,408

Total Short-Term Investment (Cost $154,605,408)		154,605,408

Total Investments—118.3% (Cost $5,009,674,528) (l)		5,061,566,916
Other assets and liabilities (net)—(18.3)%		(781,779,190)

Net Assets—100.0%		$4,279,787,726

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $3,504,718.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2014, the value of securities pledged amounted to $89,873,460.
(f)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $166,329,159 and the collateral received consisted of cash in the amount of $154,605,408 and non-cash collateral with a value of $17,162,613. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $7,472,201, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Principal only security.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.2% of net assets.
(k)	Represents investment of cash collateral received from securities lending transactions.
(l)	As of June 30, 2014, the aggregate cost of investments was $5,009,674,528. The aggregate unrealized appreciation and depreciation of investments were $86,499,964 and $(34,574,576), respectively, resulting in net unrealized appreciation of $51,925,388.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $695,635,173, which is 16.3% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(REMIC)—	Real Estate Mortgage Investment Conduit
(TRY)—	Turkish Lira

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd. Series 2004-1A Class C	02/10/04	$747,271	$747,271	$8
Motel 6 Trust Mezzanine Term Loan	07/11/12	7,184,801	7,184,801	7,472,193

				7,472,201

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	11,440,210	Deutsche Bank AG	07/02/14	USD	5,003,000	$174,737
BRL	11,296,774	Goldman Sachs & Co.	07/02/14	USD	5,003,000	109,819
BRL	22,308,377	Goldman Sachs & Co.	07/02/14	USD	10,128,662	(32,089)
BRL	22,512,499	Goldman Sachs & Co.	08/04/14	USD	10,006,000	87,707
EUR	4,700,000	Citibank N.A.	07/23/14	USD	6,499,790	(63,570)
INR	298,547,900	Deutsche Bank AG	07/21/14	USD	4,970,000	(28,313)
INR	100,149,080	BNP Paribas S.A.	07/28/14	USD	1,657,000	(2,008)
INR	200,254,285	BNP Paribas S.A.	07/28/14	USD	3,313,000	(3,741)
TRY	9,019,256	BNP Paribas S.A.	07/08/14	USD	4,209,000	41,947
TRY	25,772,000	Deutsche Bank AG	07/08/14	USD	12,031,746	115,090
TRY	122,525,500	Goldman Sachs & Co.	07/10/14	USD	57,307,796	416,677
TRY	3,335,345	Bank of America N.A.	05/07/15	USD	1,452,867	26,488
ZAR	155,249,000	JPMorgan Chase Bank N.A.	07/23/14	USD	14,677,807	(130,623)

Contracts to Deliver
AUD	1,977,000	Bank of America N.A.	07/23/14	USD	1,849,389	(12,023)
AUD	32,017,383	Bank of America N.A.	09/17/14	USD	29,806,935	(219,884)
BRL	11,440,210	Deutsche Bank AG	07/02/14	USD	5,194,193	16,456
BRL	22,308,377	Goldman Sachs & Co.	07/02/14	USD	10,006,000	(90,573)
BRL	11,296,774	Goldman Sachs & Co.	07/02/14	USD	5,129,069	16,250
BRL	10,628,333	Goldman Sachs & Co.	08/04/14	USD	4,765,000	(320)
CAD	21,778,145	Royal Bank of Scotland plc	09/17/14	USD	19,925,000	(446,207)
EUR	8,761,000	Barclays Bank plc	07/23/14	USD	12,108,692	111,304
EUR	543,000	Barclays Bank plc	07/23/14	USD	743,911	322
EUR	108,988,000	Toronto Dominion Bank	07/23/14	USD	147,996,004	(1,253,086)
GBP	2,726,000	Barclays Bank plc	07/23/14	USD	4,579,634	(84,879)
JPY	2,168,166,400	Bank of America N.A.	09/17/14	USD	21,200,000	(214,174)
RUB	40,157,755	BNP Paribas S.A.	07/25/14	USD	1,100,000	(76,049)
RUB	268,567,825	Deutsche Bank AG	07/25/14	USD	7,355,000	(510,207)
RUB	271,547,200	Morgan Stanley & Co.	07/25/14	USD	7,360,000	(592,460)
RUB	157,340,040	Morgan Stanley & Co.	07/25/14	USD	4,498,000	(109,819)
TRY	3,604,419	BNP Paribas S.A.	07/08/14	USD	1,683,600	(15,232)
TRY	25,772,000	Deutsche Bank AG	12/04/14	USD	11,652,575	(136,865)
TRY	13,353,000	Deutsche Bank AG	12/04/14	USD	6,100,046	(8,304)
TRY	12,917,000	Deutsche Bank AG	12/04/14	USD	5,821,878	(87,023)
TRY	3,199,162	Goldman Sachs & Co.	12/04/14	USD	1,478,561	15,099
TRY	9,135,000	Deutsche Bank AG	03/03/15	USD	4,096,229	(8,259)
TRY	6,577,228	BNP Paribas S.A.	05/07/15	USD	2,917,119	(137)
TRY	1,958,725	Bank of America N.A.	05/07/15	USD	864,455	(4,316)
TRY	1,910,275	Bank of America N.A.	05/07/15	USD	833,562	(13,719)
TRY	1,413,154	Bank of America N.A.	05/07/15	USD	623,441	(3,347)
TRY	4,567,366	Deutsche Bank AG	05/07/15	USD	2,027,868	2,064
TRY	3,340,422	Deutsche Bank AG	05/07/15	USD	1,455,204	(26,402)
TRY	3,795,915	Goldman Sachs & Co.	05/07/15	USD	1,683,258	(377)
TRY	17,631,000	Bank of America N.A.	05/26/15	USD	7,848,208	57,311
TRY	9,135,000	Deutsche Bank AG	05/26/15	USD	4,037,212	581
TRY	6,851,000	Deutsche Bank AG	05/26/15	USD	3,030,343	2,980
TRY	13,702,500	Goldman Sachs & Co.	05/26/15	USD	6,023,077	(31,870)
TRY	13,267,000	Goldman Sachs & Co.	05/26/15	USD	5,853,777	(8,729)
TRY	13,267,000	Goldman Sachs & Co.	05/26/15	USD	5,859,983	(2,523)
TRY	8,845,000	Goldman Sachs & Co.	05/26/15	USD	3,931,461	22,976
TRY	4,422,000	Goldman Sachs & Co.	05/26/15	USD	1,975,871	21,850
ZAR	150,193,000	UBS AG	07/23/14	USD	14,209,635	136,210

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
PLN	30,797,620	Barclays Bank plc	09/17/14	EUR	7,440,000	$(97,668)
TRY	6,382,100	JPMorgan Chase Bank N.A.	07/08/14	ZAR	31,609,348	38,765
TRY	1,847,450	JPMorgan Chase Bank N.A.	07/08/14	ZAR	9,149,053	11,317
TRY	1,847,450	BNP Paribas S.A.	07/08/14	ZAR	9,157,625	10,513

Net Unrealized Depreciation						$(2,878,333)

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	3.500%	TBA	(11,400,000)	$(12,025,219)	$(12,082,219)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(19,300,000)	(20,489,664)	(20,488,156)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(22,880,000)	(24,066,900)	(24,281,400)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(49,155,000)	(48,052,990)	(48,559,782)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(1,400,000)	(1,541,969)	(1,554,657)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(66,980,000)	(71,982,569)	(72,537,264)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(17,780,000)	(17,366,059)	(17,539,686)
Ginnie Mae I 30 Yr. Pool	3.500%	TBA	(19,600,000)	(20,184,937)	(20,382,471)
Ginnie Mae II 30 Yr. Pool	5.000%	TBA	(1,200,000)	(1,323,844)	(1,321,343)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(136,000,000)	(144,295,406)	(145,541,243)

				$(361,329,557)	$(364,288,221)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/19/14	957	USD	130,624,149	$664,289
U.S. Treasury Note 2 Year Futures	09/30/14	1,435	USD	315,264,533	(147,502)
U.S. Treasury Note 5 Year Futures	09/30/14	736	USD	87,865,324	57,927
U.S. Treasury Ultra Long Bond Futures	09/19/14	736	USD	109,814,117	539,882

Futures Contracts—Short
90 Day Eurodollar Futures	06/15/15	(1,722)	USD	(428,410,439)	127,514
90 Day Eurodollar Futures	09/14/15	(858)	USD	(212,879,410)	(97,640)
90 Day Eurodollar Futures	12/14/15	(1,015)	USD	(251,191,609)	(185,828)
90 Day Eurodollar Futures	03/14/16	(87)	USD	(21,480,713)	(13,725)
Euro Buxl 30 Year Bond Futures	09/08/14	(138)	EUR	(18,093,419)	(670,493)
Japanese 10 Year Bond Futures	09/10/14	(25)	JPY	(3,628,850,900)	(122,394)
U.S. Treasury Note 10 Year Futures	09/19/14	(969)	USD	(121,396,706)	105,159

Net Unrealized Appreciation					$257,189

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Call - USD vs MXN	MXN	13.600	Goldman Sachs & Co.	08/07/14	$(6,650,000)	$(39,866)	$(5,001)	$34,865
Put - USD vs MXN	MXN	12.600	Goldman Sachs & Co.	07/02/14	(6,976,800)	(9,349)	—	9,349
Put - USD vs MXN	MXN	12.600	Goldman Sachs & Co.	07/02/14	(10,465,200)	(12,977)	—	12,977
Put - USD vs MXN	MXN	12.900	Goldman Sachs & Co.	07/02/14	(11,628,000)	(26,977)	(1,140)	25,837
Put - USD vs MXN	MXN	12.600	Goldman Sachs & Co.	08/07/14	(13,300,000)	(33,364)	(3,764)	29,600
Put - USD vs MXN	MXN	12.950	Barclays Bank plc	08/07/14	(13,300,000)	(90,041)	(70,330)	19,711
Put - USD vs TRY	TRY	2.080	Bank of America N.A.	07/01/14	(9,650,000)	(28,950)	—	28,950
Put - USD vs TRY	TRY	2.145	Bank of America N.A.	07/01/14	(9,650,000)	(261,322)	(109,421)	151,901
Put - USD vs TRY	TRY	2.040	Bank of America N.A.	07/14/14	(10,090,000)	(31,683)	(384)	31,299

						$(534,529)	$(190,040)	$344,489

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Written Options—(Continued)

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - 1-Year Interest Rate Swap	14.000%	Credit Suisse International	1-Year BRL-CDI	Pay	01/02/15	BRL	(51,995,000)	$(44,909)	$(330)	$44,579
Put - 1.5-Year Interest Rate Swap	1.100%	Barclays Bank plc	3-Month USD-LIBOR	Pay	12/16/14	USD	(20,253,900)	(10,167)	(7,682)	2,485
Call - 2-Year Interest Rate Swap	10.800%	JPMorgan Chase Bank N.A.	1-Year BRL-CDI	Receive	01/02/15	BRL	(14,530,000)	(18,228)	(11,856)	6,372
Put - 1.5-Year Interest Rate Swap	1.100%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Pay	12/15/14	USD	(33,756,500)	(21,098)	(12,325)	8,773
Put - 2-Year Interest Rate Swap	1.520%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	01/02/15	BRL	(12,929,000)	(22,677)	(12,639)	10,038
Put - 2-Year Interest Rate Swap	12.500%	Bank of America N.A.	1-Year BRL-CDI	Pay	01/02/15	BRL	(19,640,000)	(45,185)	(19,200)	25,985
Call - 1-Year Interest Rate Swap	11.000%	Credit Suisse International	1-Year BRL-CDI	Receive	01/02/15	BRL	(29,348,000)	(43,401)	(32,649)	10,752
Call - 1-Year Interest Rate Swap	6.050%	Deutsche Bank AG	3-Month ZAR-JIBAR	Receive	05/19/15	ZAR	(395,770,000)	(93,495)	(65,757)	27,738
Call - 2-Year Interest Rate Swap	11.500%	Deutsche Bank AG	1-Year BRL-CDI	Receive	01/02/15	BRL	(32,003,000)	(62,567)	(72,913)	(10,346)
Call - 1-Year Interest Rate Swap	11.800%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Receive	07/01/14	BRL	(39,735,437)	(23,755)	(144,087)	(120,332)

Totals								$(385,482)	$(379,438)	$6,044

Options on Exchange-Traded Futures Contracts	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation/ Depreciation
Call - Eurodollar Midcurve 2 Year Futures	$98.380	09/12/14	(167)	$(28,479)	$(42,794)	$(14,315)
Put - Eurodollar Midcurve 2 Year Futures	97.630	09/12/14	(153)	(13,789)	(3,826)	9,963
Put - Eurodollar Midcurve 3 Year Futures	96.380	12/12/14	(1,446)	(402,947)	(81,338)	321,609
Put - U.S. Treasury Note 10 Year Futures	122.500	07/25/14	(2,717)	(675,446)	(84,906)	590,540
Put - U.S. Treasury Note 10 Year Futures	123.000	07/25/14	(2,264)	(811,526)	(106,125)	705,401

				$(1,932,187)	$(318,989)	$1,613,198

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
First Boston	0.02%	6/30/2014	07/01/14	USD	90,112,500	$90,112,500

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Year BRL CDI	10.840%	07/01/14	Deutsche Bank AG	BRL	419,154,000	$(7,334)	$—	$(7,334)
Pay	1-Year BRL CDI	12.045%	01/04/16	Credit Suisse International	BRL	36,110,000	201,344	—	201,344
Pay	1-Year BRL CDI	11.766%	01/04/16	Deutsche Bank AG	BRL	34,039,870	150,236	—	150,236
Pay	1-Year BRL CDI	11.870%	01/04/16	Deutsche Bank AG	BRL	32,000,000	139,280	—	139,280
Pay	1-Year BRL CDI	11.825%	01/04/16	JPMorgan Chase Bank N.A.	BRL	32,000,000	134,703	—	134,703
Pay	1-Year BRL CDI	11.755%	01/04/16	JPMorgan Chase Bank N.A.	BRL	33,089,540	121,187	—	121,187
Pay	1-Year BRL CDI	11.910%	01/04/16	JPMorgan Chase Bank N.A.	BRL	13,920,000	66,041	—	66,041

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL CDI	11.220%	01/04/16	JPMorgan Chase Bank N.A.	BRL	26,820,000	$12,925	$—	$12,925
Pay	1-Year BRL CDI	11.590%	01/02/17	Bank of America N.A.	BRL	12,288,000	10,655	—	10,655
Pay	1-Year BRL CDI	11.340%	01/02/17	Barclays Bank plc	BRL	11,082,000	(13,395)	—	(13,395)
Pay	1-Year BRL CDI	11.500%	01/02/17	Credit Suisse International	BRL	7,886,000	1,068	—	1,068
Pay	1-Year BRL CDI	11.510%	01/02/17	Deutsche Bank AG	BRL	21,859,055	3,369	—	3,369
Pay	1-Year BRL CDI	11.485%	01/02/17	JPMorgan Chase Bank N.A.	BRL	10,206,000	169	—	169
Receive	3-Month CNY-SHIBOR	4.040%	06/27/19	Barclays Bank plc	CNY	33,207,000	21,040	—	21,040
Receive	3-Month CNY-SHIBOR	4.053%	06/27/19	Barclays Bank plc	CNY	22,273,000	12,083	—	12,083
Receive	3-Month CNY-SHIBOR	4.043%	06/30/19	Bank of America N.A.	CNY	21,129,000	22,012	—	22,012
Receive	3-Month CNY-SHIBOR	4.030%	06/30/19	Bank of America N.A.	CNY	16,144,000	11,537	—	11,537
Receive	3-Month CNY-SHIBOR	4.045%	06/30/19	Morgan Stanley Capital Services, Inc.	CNY	21,868,000	13,241	—	13,241
Receive	3-Month USD-LIBOR	1.758%	06/25/22	JPMorgan Chase Bank N.A.	USD	18,000,000	780,170	—	780,170
Pay	3-Month ZAR-JIBAR	7.080%	05/14/16	JPMorgan Chase Bank N.A.	ZAR	197,885,000	(22,825)	—	(22,825)
Pay	3-Month ZAR-JIBAR	7.090%	05/15/16	JPMorgan Chase Bank N.A.	ZAR	197,875,000	(21,256)	—	(21,256)
Pay	3-Month ZAR-JIBAR	7.040%	05/23/16	JPMorgan Chase Bank N.A.	ZAR	184,700,000	(29,691)	—	(29,691)
Pay	6-Month EURIBOR	2.800%	11/10/41	Bank of America N.A.	EUR	8,300,000	1,518,667	—	1,518,667
Receive	6-Month EURIBOR	2.783%	11/10/41	Deutsche Bank AG	EUR	8,300,000	(1,476,102)	—	(1,476,102)

Totals							$1,649,124	$—	$1,649,124

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.648%	11/26/16	USD	14,540,000	$32,563
Receive	6-Month JPY-LIBOR	0.815%	11/25/23	JPY	1,963,365,000	(295,299)
Receive	6-Month JPY-LIBOR	0.789%	11/28/23	JPY	2,141,850,000	(270,881)

Total						$(533,617)

Centrally Cleared Credit Default Swap Agreements on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Unrealized Depreciation
Markit CDX North America High Yield Index, Series 22	(5.000%)	06/20/19	3.027%	USD	27,526,950	$(429,385)

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Depreciation
United Mexican States, 5.95%, due 03/19/19	(1.000%)	09/20/19	Deutsche Bank AG	0.673%	USD	3,518,000	$(58,133)	$(51,552)	$(6,581)
United Mexican States, 5.95%, due 03/19/19	(1.000%)	09/20/19	Deutsche Bank AG	0.673%	USD	4,815,000	(79,565)	(75,491)	(4,074)

Totals							$(137,698)	$(127,043)	$(10,655)

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Swap Agreements—(Continued)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Barrick Gold Corp. 5.800%, due 11/15/34	1.000%	06/20/21	Credit Suisse International	1.851%	USD	3,645,000	$(194,546)	$(310,266)	$115,720
Barrick Gold Corp., 5.800%, due 11/15/34	1.000%	06/20/19	JPMorgan Chase Bank N.A.	1.929%	USD	2,800,000	(32,368)	(79,481)	47,113
Teck Resources, Ltd., 3.150%, due 01/15/17	1.000%	06/20/19	Barclays Bank plc	1.303%	USD	1,370,000	$(19,693)	(51,917)	32,224
Transocean, Inc. 7.375%, due 04/15/18	1.000%	03/20/19	Barclays Bank plc	1.298%	USD	5,321,180	(71,613)	(105,117)	33,504
Transocean, Inc. 7.375%, due 04/15/18	1.000%	03/20/19	JPMorgan Chase Bank N.A.	1.298%	USD	4,555,000	(61,302)	(117,545)	56,243

Totals							$(379,522)	$(664,326)	$284,804

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 4	0.500%	02/17/51	Deutsche Bank AG	N/A	USD	2,370,000	$(105,791)	$(359,976)	$254,185

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDI)—	Brazil Interbank Deposit Rate
(CMBX)—	Commercial Mortgage-Backed Index
(CNY)—	Chinese Yuan
(EUR)—	Euro
(EURIBOR)—	Euro Interbank Offered Rate
(GBP)—	British Pound
(INR)—	Indian Rupee
(JIBAR)—	Johannesberg Interbank Agreed Rate
(JPY)—	Japanese Yen
(LIBOR)—	London Interbank Offered Rate
(PLN)—	Polish Zloty

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(RUB)—	Russian Ruble
(SHIBOR)—	Shanghai Interbank Offered Rate
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,417,292,718	$—	$2,417,292,718
Total Corporate Bonds & Notes*	—	1,202,493,131	—	1,202,493,131
Total Asset-Backed Securities*	—	640,663,029	—	640,663,029
Total Mortgage-Backed Securities*	—	364,287,421	—	364,287,421
Total Foreign Government*	—	226,046,543	—	226,046,543
Total Municipals	—	28,006,562	—	28,006,562
Total Floating Rate Loans	—	7,472,193	8,013,252	15,485,445
Total Preferred Stocks*	9,585,990	—	—	9,585,990
Purchased Options
Call Options	—	269,370	—	269,370
Put Options	2,455,015	376,284	—	2,831,299
Total Purchased Options	2,455,015	645,654	—	3,100,669
Total Short-Term Investment*	154,605,408	—	—	154,605,408
Total Investments	$166,646,413	$4,886,907,251	$8,013,252	$5,061,566,916

Collateral for Securities Loaned (Liability)	$—	$(154,605,408)	$—	$(154,605,408)
TBA Forward Sales Commitments	$—	$(364,288,221)	$—	$(364,288,221)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,436,463	$—	$1,436,463
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,314,796)	—	(4,314,796)
Total Forward Contracts	$—	$(2,878,333)	$—	$(2,878,333)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,494,771	$—	$—	$1,494,771
Futures Contracts (Unrealized Depreciation)	(1,237,582)	—	—	(1,237,582)
Total Futures Contracts	$257,189	$—	$—	$257,189
Written Options
Foreign Currency Written Options at Value	$—	$(190,040)	$—	$(190,040)
Interest Rate Swaptions at Value	—	(379,438)	—	(379,438)
Options on Exchange-Traded Futures Contracts at Value	(318,989)	—	—	(318,989)
Total Written Options	$(318,989)	$(569,478)	$—	$(888,467)

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$32,563	$—	$32,563
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(995,565)	—	(995,565)
Total Centrally Cleared Swap Contracts	$—	$(963,002)	$—	$(963,002)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,219,727	$—	$3,219,727
OTC Swap Contracts at Value (Liabilities)	—	(2,193,614)	—	(2,193,614)
Total OTC Swap Contracts	$—	$1,026,113	$—	$1,026,113
Total Reverse Repurchase Agreements (Liability)	$—	$(90,112,500)	$—	$(90,112,500)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discount/ (Premium)	Change in Unrealized Depreciation	Transfers in to Level 3	Balance as of June 30, 2014	Change in Unrealized Depreciation from Investments Still Held at June 30, 2014
Floating Rate Loans
Lodging	$—	$7,231	$(53,979)	$8,060,000	$8,013,252	$(53,979)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$5,061,566,916
Cash denominated in foreign currencies (c)	1,458,721
Cash collateral for swap contracts	2,906,000
OTC swap contracts at market value (d)	3,219,727
Unrealized appreciation on forward foreign currency exchange contracts	1,436,463
Receivable for:
Investments sold	105,688,671
TBA securities sold (e)	397,664,706
Fund shares sold	414,921
Principal paydowns	61,649
Interest	22,245,204
Variation margin on futures contracts	574,974
Interest on OTC swap contracts	216,559
Variation margin on swap contracts	60,091

Total Assets	5,597,514,602
Liabilities
Due to custodian	27,771,699
Written options at value (f)	888,467
Forward sales commitments, at value	364,288,221
Reverse repurchase agreements	90,112,500
OTC swap contracts at market value (g)	2,193,614
Cash collateral for OTC swap contracts	2,160,000
Unrealized depreciation on forward foreign currency exchange contracts	4,314,796
Collateral for securities loaned	154,605,408
Payables for:
Investments purchased	97,496,224
TBA securities purchased (e)	570,867,988
Fund shares redeemed	641,701
Interest on forward sales commitments	612,643
Interest on OTC swap contracts	215,164
Accrued expenses:
Management fees	1,121,597
Distribution and service fees	120,738
Deferred trustees’ fees	55,058
Other expenses	261,058

Total Liabilities	1,317,726,876

Net Assets	$4,279,787,726

Net assets consist of:
Paid in surplus	$4,156,379,021
Undistributed net investment income	64,766,202
Accumulated net realized gain	9,162,295
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	49,480,208

Net Assets	$4,279,787,726

Net Assets
Class A	$3,629,806,902
Class B	500,340,416
Class E	149,640,408
Capital Shares Outstanding*
Class A	33,399,347
Class B	4,674,293
Class E	1,387,985
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$108.68
Class B	107.04
Class E	107.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $5,009,674,528.
(b)	Includes securities loaned at value of $166,329,159.
(c)	Identified cost of cash denominated in foreign currencies was $1,494,492.
(d)	Net premium paid on OTC swap contracts was $0.
(e)	Included within TBA securities sold is $397,664,706 related to TBA forward sale commitments and included within TBA securities purchased is $35,882,742 related to TBA forward sale commitments.
(f)	Premiums received on written options were $2,852,198.
(g)	Net premium received on OTC swap contracts was $1,151,345.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$304,457
Interest	71,913,459
Securities lending income	155,259

Total investment income	72,373,175
Expenses
Management fees	6,485,242
Administration fees	47,802
Custodian and accounting fees	245,742
Distribution and service fees—Class B	614,035
Distribution and service fees—Class E	111,551
Audit and tax services	50,279
Legal	13,558
Trustees’ fees and expenses	18,676
Shareholder reporting	121,221
Insurance	12,908
Miscellaneous	6,453

Total expenses	7,727,467

Net Investment Income	64,645,708

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	37,998,017
Futures contracts	23,292,334
Written options	1,304,946
Swap contracts	(7,221,994)
Foreign currency transactions	(5,055,595)

Net realized gain	50,317,708

Net change in unrealized appreciation (depreciation) on:
Investments	77,751,686
Futures contracts	(1,004,499)
Written options	2,200,834
Swap contracts	(1,111,321)
Foreign currency transactions	(1,968,664)

Net change in unrealized appreciation	75,868,036

Net realized and unrealized gain	126,185,744

Net Increase in Net Assets from Operations	$190,831,452

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$64,645,708	$116,338,266
Net realized gain (loss)	50,317,708	(1,363,341)
Net change in unrealized appreciation (depreciation)	75,868,036	(142,835,768)

Increase (decrease) in net assets from operations	190,831,452	(27,860,843)

From Distributions to Shareholders
Net investment income
Class A	(114,100,078)	(118,542,001)
Class B	(16,176,056)	(18,814,715)
Class E	(4,962,107)	(6,389,864)
Net realized capital gains
Class A	0	(72,254,675)
Class B	0	(12,218,854)
Class E	0	(4,063,983)

Total distributions	(135,238,241)	(232,284,092)

Increase (decrease) in net assets from capital share transactions	372,445,892	(42,270,795)

Total increase (decrease) in net assets	428,039,103	(302,415,730)

Net Assets
Beginning of period	3,851,748,623	4,154,164,353

End of period	$4,279,787,726	$3,851,748,623

Undistributed net investment income
End of period	$64,766,202	$135,358,735

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,200,537	$343,033,451	3,864,722	$423,292,236
Reinvestments	1,066,854	114,100,078	1,737,516	190,796,676
Redemptions	(802,566)	(87,063,880)	(5,807,267)	(663,471,380)

Net increase (decrease)	3,464,825	$370,069,649	(205,029)	$(49,382,468)

Class B
Sales	170,953	$18,273,114	566,927	$61,547,056
Reinvestments	153,473	16,176,056	286,658	31,033,569
Redemptions	(271,112)	(28,990,968)	(667,478)	(71,881,722)

Net increase	53,314	$5,458,202	186,107	$20,698,903

Class E
Sales	50,909	$5,471,738	99,801	$10,863,633
Reinvestments	46,755	4,962,107	95,925	10,453,847
Redemptions	(125,485)	(13,515,804)	(321,377)	(34,904,710)

Net decrease	(27,821)	$(3,081,959)	(125,651)	$(13,587,230)

Increase (decrease) derived from capital shares transactions		$372,445,892		$(42,270,795)

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$107.33		$115.27	$110.90	$108.32	$104.15	$102.51

Income (Loss) from Investment Operations
Net investment income (a)	1.76		3.36	3.21	3.69	4.08	4.38
Net realized and unrealized gain (loss) on investments	3.41		(4.07)	4.95	3.22	4.39	4.68

Total from investment operations	5.17		(0.71)	8.16	6.91	8.47	9.06

Less Distributions
Distributions from net investment income	(3.82)		(4.49)	(3.05)	(4.33)	(4.30)	(7.42)
Distributions from net realized capital gains	0.00		(2.74)	(0.74)	0.00	0.00	0.00

Total distributions	(3.82)		(7.23)	(3.79)	(4.33)	(4.30)	(7.42)

Net Asset Value, End of Period	$108.68		$107.33	$115.27	$110.90	$108.32	$104.15

Total Return (%) (b)	4.87	(c)	(0.77)	7.55	6.56	8.34	9.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	(d)	0.35	0.36	0.37	0.40	0.43
Net ratio of expenses to average net assets (%) (e)	0.35	(d)	0.35	0.36	0.36	0.38	0.42
Ratio of net investment income to average net assets (%)	3.27	(d)	3.07	2.85	3.44	3.82	4.32
Portfolio turnover rate (%)	319	(c)(f)	801 (f)	1,002 (f)	1,483	2,064	1,476
Net assets, end of period (in millions)	$3,629.8		$3,213.0	$3,474.3	$3,123.2	$1,522.5	$1,181.4

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$105.64		$113.56	$109.31	$106.83	$102.78	$101.23

Income (Loss) from Investment Operations
Net investment income (a)	1.60		3.05	2.89	3.48	3.77	4.16
Net realized and unrealized gain (loss) on investments	3.35		(4.01)	4.88	3.06	4.32	4.55

Total from investment operations	4.95		(0.96)	7.77	6.54	8.09	8.71

Less Distributions
Distributions from net investment income	(3.55)		(4.22)	(2.78)	(4.06)	(4.04)	(7.16)
Distributions from net realized capital gains	0.00		(2.74)	(0.74)	0.00	0.00	0.00

Total distributions	(3.55)		(6.96)	(3.52)	(4.06)	(4.04)	(7.16)

Net Asset Value, End of Period	$107.04		$105.64	$113.56	$109.31	$106.83	$102.78

Total Return (%) (b)	4.74	(c)	(1.01)	7.28	6.30	8.07	9.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.60	0.61	0.62	0.65	0.68
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.60	0.61	0.61	0.63	0.67
Ratio of net investment income to average net assets (%)	3.02	(d)	2.82	2.60	3.25	3.57	4.14
Portfolio turnover rate (%)	319	(c)(f)	801 (f)	1,002 (f)	1,483	2,064	1,476
Net assets, end of period (in millions)	$500.3		$488.1	$503.6	$477.1	$453.5	$356.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$106.41		$114.32	$110.02	$107.49	$103.38	$101.79

Income (Loss) from Investment Operations
Net investment income (a)	1.67		3.18	3.02	3.63	3.91	4.36
Net realized and unrealized gain (loss) on investments	3.37		(4.04)	4.91	3.07	4.34	4.49

Total from investment operations	5.04		(0.86)	7.93	6.70	8.25	8.85

Less Distributions
Distributions from net investment income	(3.64)		(4.31)	(2.89)	(4.17)	(4.14)	(7.26)
Distributions from net realized capital gains	0.00		(2.74)	(0.74)	0.00	0.00	0.00

Total distributions	(3.64)		(7.05)	(3.63)	(4.17)	(4.14)	(7.26)

Net Asset Value, End of Period	$107.81		$106.41	$114.32	$110.02	$107.49	$103.38

Total Return (%) (b)	4.80	(c)	(0.91)	7.38	6.41	8.18	9.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.50	0.51	0.52	0.55	0.58
Net ratio of expenses to average net assets (%) (e)	0.50	(d)	0.50	0.51	0.51	0.53	0.57
Ratio of net investment income to average net assets (%)	3.12	(d)	2.92	2.70	3.36	3.67	4.31
Portfolio turnover rate (%)	319	(c)(f)	801 (f)	1,002 (f)	1,483	2,064	1,476
Net assets, end of period (in millions)	$149.6		$150.7	$176.2	$193.9	$226.6	$236.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 139%, 267% and 390% for the six months ended June 30, 2014 and the years ended December 31, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-30

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus.Book-tax differences are primarily due to foreign currency transactions, amortization and accretion of debt securities, paydown reclasses, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2014, the Portfolio had an outstanding reverse repurchase agreement balance of 153 days. The average amount of borrowings was $179,555,291 and the weighted average interest rate was (0.639%) during the 153 day period.

MSF-31

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2014:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount[1]
First Boston	$90,112,500	($89,873,460)	$239,040

1	Net Amount represents the net amount payable to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2014, the Portfolio held U.S. Treasury securities purchased through secured borrowing transactions. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may

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purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign

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currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing

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sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Written Options

The Portfolio transactions in written options during the six months June 30, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	19,720,000	—	$78,387
Options written	551,286,437	167	480,751
Options bought back	(9,650,000)	—	(69,480)
Options exercised	(9,860,000)	—	(42,151)
Options expired	(33,460,000)	—	(137,716)

Options outstanding June 30, 2014	518,036,437	167	$309,791

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	10,391,505,000	1,901	$865,885
Options written	797,746,479	11,742	5,395,579
Options bought back	(339,266,079)	(7,063)	(2,336,486)
Options expired	(10,626,351,000)	—	(1,382,571)

Options outstanding June 30, 2014	223,634,400	6,580	$2,542,407

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of

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Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood

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or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (d)	$2,856,576
	OTC swap contracts at market value (b)	3,219,727	OTC swap contracts at market value (b)	$1,570,603
	Unrealized appreciation on centrally cleared swap contracts (c)*	32,563	Unrealized depreciation on centrally cleared swap contracts (c)*	566,180
	Unrealized appreciation on futures contracts** (c)	1,494,771	Unrealized depreciation on futures contracts** (c)	1,237,582
			Written options at value (e)	698,427
Credit			OTC swap contracts at market value (b)	623,011
			Unrealized depreciation on centrally cleared swap contracts (c)*	429,385
Foreign Exchange	Investments at market value (a)	244,093
	Unrealized appreciation on forward foreign currency exchange contracts	1,436,463	Unrealized depreciation on forward foreign currency exchange contracts	4,314,796
			Written options at value	190,040

Total		$9,284,193		$9,630,024

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $216,559 and OTC swap interest payable of $215,164.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes exchange traded purchased options with a value of $2,094,343 that is not subject to a master netting agreement.
(e)	Includes exchange traded written options with a value of $318,919 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$1,768,764	$(596,468)	$(1,172,296)	$—
Barclays Bank plc	202,363	(202,363)	—	—
BNP Paribas S.A.	52,460	(52,460)	—	—
Citibank N.A.	41,764	(41,764)	—	—
Credit Suisse International	331,861	(227,525)	—	104,336
Deutsche Bank AG	828,056	(828,056)	—	—
Goldman Sachs & Co.	761,848	(176,386)	—	585,462
JPMorgan Chase Bank N.A.	1,165,277	(466,333)	(660,000)	38,944
Morgan Stanley Capital Services, Inc.	13,241	—	—	13,241
UBS AG	136,210	—	—	136,210

	$5,301,844	$(2,591,355)	$(1,832,296)	$878,193

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$596,468	$(596,468)	$—	$—
Barclays Bank plc	365,260	(202,363)	—	162,897
BNP Paribas S.A.	97,167	(52,460)	—	44,707
Citibank N.A.	63,570	(41,764)	—	21,806
Credit Suisse International	227,525	(227,525)	—	—
Deutsche Bank AG	2,683,607	(828,056)	(1,400,000)	455,551
Goldman Sachs & Co.	176,386	(176,386)	—	—
JPMorgan Chase Bank N.A.	466,333	(466,333)	—	—
Morgan Stanley & Co.	702,279	—	—	702,279
Royal Bank of Scotland plc	446,207	—	—	446,207
Toronto Dominion Bank	1,253,086	—	—	1,253,086

	$7,077,888	$(2,591,355)	$(1,400,000)	$3,086,533

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,309,054)	$—	$(1,974,524)	$(3,283,578)
Forward foreign currency transactions	—	—	(3,608,067)	(3,608,067)
Futures contracts	23,292,334	—	—	23,292,334
Swap contracts	(8,025,504)	803,510	—	(7,221,994)
Written options	268,160	—	1,036,786	1,304,946

	$14,225,936	$803,510	$(4,545,805)	$10,483,641

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(3,816,649)	$—	$(1,060,731)	$(4,877,380)
Forward foreign currency transactions	—	—	(1,942,945)	(1,942,945)
Futures contracts	(1,004,499)	—	—	(1,004,499)
Swap contracts	(733,877)	(377,444)	—	(1,111,321)
Written options	1,769,090	—	431,744	2,200,834

	$(3,785,935)	$(377,444)	$(2,571,932)	$(6,735,311)

MSF-38

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$500,039,414
Forward foreign currency transactions	469,616,909
Futures contracts long	576,130,027
Futures contracts short	(821,391,455)
Swap contracts	505,237,904
Written options	(321,468,099)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-39

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$13,798,436,942	$1,571,841,842	$13,435,810,682	$1,485,140,283

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2014 were as follows:

Purchases	Sales
$9,131,332,394	$9,185,481,417

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$6,485,242	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

MSF-40

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$201,565,998	$131,551,453	$30,718,094	$—	$232,284,092	$131,551,453

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$135,054,402	$—	$(36,119,405)	$—	$(31,066,700)	$67,868,297

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-41

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the Portfolio had post-enactment short-term accumulated capital losses of $31,066,700 and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-42

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 0.62%, 0.51%, and 0.56%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 6.31%.

MARKET ENVIRONMENT / CONDITIONS

After a sizable run-up, stocks took a breather in the first quarter of 2014 to digest last year’s heady gains. Equities still ended on an uptick after Federal Reserve (the “Fed”) Chair Janet Yellen offered fresh assurances of the Fed’s low-rate pledge until the economy is on stronger footing. All told, the broad-market S&P 500 Index posted a gain of 1.81% for the three months. This positive performance masked the choppiness experienced through the period, as investors weighed the cross-currents of lackluster U.S. economic growth (which they viewed, and the Fed affirmed, as a temporary by-product of bad winter weather) and the implications of reduced monetary stimulus and higher interest rates. Concerns about growth in emerging markets, especially China, and geopolitical tensions between Russia and Ukraine added to headline volatility. Notable in March was the sharp reversal in sector leadership, as investors took profits on last year’s winners, particularly in the Biotechnology and Internet industries, and previous laggard sectors such as Utilities outperformed.

Stocks closed out a solid second quarter that saw a string of record-high closings for the broad-market S&P 500 Index. Powering the uptrend were familiar forces, including healthy corporate earnings, a still-accommodative Fed (despite continued tapering of its bond buying) and more encouraging economic data signalling a recovery from the softness seen earlier in the year. A surge in deal activity also lent support. Investors were confronted with a few surprises—a first-quarter contraction due to harsh winter weather, geopolitical turmoil around Ukraine, Russia and the Middle East, and the unexpected rally in bonds as U.S. interest rates fell—but all were taken in stride. Stocks marched higher, while volatility moved dramatically lower.

By the numbers, the Portfolio’s benchmark, the Russell 1000 Growth Index, gained 5.13% in the second quarter, putting it up 6.31% for the first half of 2014. Energy was the best-performing sector for both the quarter and the year to date. Also notable was the strong performance of Information Technology (“IT”) shares in the second quarter. After the prolonged and indiscriminate selloff in March and April, bargain prices enticed investors back into the sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the six-month period.

While the Portfolio was ahead of the benchmark until February 28, 2014, it was not immune to the market malaise in March and April, which exacted the greatest toll on the past year’s winners, a number of which the Portfolio owned. The downdraft in growth/momentum stocks that ran its course at that time impacted key Internet Software & Services holdings within the Portfolio. While many of these same holdings started to bounce back in May and June, they detracted for the semi-annual period as a whole.

In sector terms, the Portfolio was hampered most notably by stock selection in IT, particularly in the Internet Software & Services segment. Stock selection in Health Care, primarily among Biotechnology companies, also detracted from results, as did selection within Telecommunication Services (wireless telecom).

Within IT, Yahoo! was the greatest detractor. The stock underperformed as investors positioned for the upcoming Alibaba initial public offering. We maintained our long-term conviction in the shares as we continued to view the company’s risk/reward profile as extremely attractive. Shares of SINA declined nearly 30% in the first quarter as performance was hampered by China worries and the larger decline in high-growth technology names. We exited the name by the end of March. Further impacting returns in Internet Software & Services was the Portfolio’s position in LinkedIn, whose shares declined as investors continued to worry about valuation amid a potential growth slowdown in its core recruiting business. At period end, we are comfortable with valuations, both on a near- and long-term basis, and we expect the business to reaccelerate in the second half of 2014.

Within Technology Hardware & Equipment, the Portfolio’s overall underweight in Apple impacted returns as the shares outperformed following the company’s solid earnings report. Notably, we did add Apple back to the Portfolio during the second quarter given our increasing confidence around upcoming product cycles, emerging markets penetration and gross margin stabilization.

The largest detractor within Health Care was an overweight in United Therapeutics, whose shares lagged as investors removed exposure in front of potentially good clinical data for competitor Actelion’s drug, Selexipag.

At the stock level, the largest detractor overall was a position in Japanese internet and telecom conglomerate SoftBank, which lost 15% over the six months. After strong performance throughout 2013, shares lost ground amid a confluence of factors, including market weakness in Japan; China growth concerns; and a perceived slowdown for Chinese e-commerce giant Alibaba, in which SoftBank owns a 37% stake. We trimmed back exposure over the period.

On the positive side, Consumer Discretionary stock selection was the greatest contributor. Stock selection in the Internet & Catalog Retail and Media industries aided results, as did the Portfolio’s underweight and very selective exposure within the poor-performing Specialty Retail segment. TripAdvisor was the greatest individual contributor in the sector, with shares up following a first-quarter report that showed an inflection point in revenue per hotel shopper. We think

MSF-1

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

TripAdvisor’s transition to travel meta search and an assisted booking functionality are not fully understood by the market, and we remained very bullish on the company’s prospects at period end. Additional contributors at the stock level included energy holding company Concho Resources and Splunk. The Portfolio exited Splunk by the end of the first quarter.

As of June 30, 2014, the Portfolio maintained a diversified mix of durable and superior growth holdings, supplemented by a small number of periodic growth names. The largest sector overweight relative to the Russell 1000 Growth Index remained Consumer Discretionary, driven by our favorable view on several e-commerce business models that continue to take share in the expanding growth of consumer wealth globally. Health Care was a substantial overweight as well, concentrated in the Biotechnology and Pharmaceuticals segments. Overall, we like the drug pipelines of the Portfolio’s holdings and expect tax-advantaged mergers to continue until Washington lowers the U.S. corporate tax rate. The most notable underweight continued to be Consumer Staples due to the sector’s extended valuations and inferior growth prospects.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	0.62	24.59	15.95	7.55
Class B	0.51	24.28	15.67	7.29
Class E	0.56	24.45	15.78	7.39
Russell 1000 Growth Index	6.31	26.92	19.24	8.20

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Google, Inc. - Class A	5.7
AbbVie, Inc.	4.1
Apple, Inc.	4.0
Visa, Inc. - Class A	3.8
Twenty-First Century Fox, Inc. - Class A	3.2
Facebook, Inc. - Class A	3.2
Union Pacific Corp.	2.8
Regeneron Pharmaceuticals, Inc.	2.5
Valeant Pharmaceuticals International, Inc.	2.4
LinkedIn Corp. - Class A	2.4

Top Sectors

% of Net Assets
Information Technology	30.7
Consumer Discretionary	25.0
Health Care	17.5
Industrials	11.5
Energy	5.9
Financials	4.4
Consumer Staples	1.7
Materials	1.5
Telecommunication Services	1.2

MSF-3

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.70%	$1,000.00	$1,006.20	$3.48
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

Class B(a)	Actual	0.95%	$1,000.00	$1,005.10	$4.72
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

Class E(a)	Actual	0.85%	$1,000.00	$1,005.60	$4.23
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
Precision Castparts Corp.	182,294	$46,011,006

Airlines—1.4%
American Airlines Group, Inc. (a)	667,780	28,687,829

Auto Components—1.3%
Delphi Automotive plc	381,607	26,231,665

Biotechnology—7.7%
Biogen Idec, Inc. (a)	111,783	35,246,298
Gilead Sciences, Inc. (a)	531,321	44,051,824
Regeneron Pharmaceuticals, Inc. (a)	180,530	50,994,309
United Therapeutics Corp. (a)	318,077	28,146,634

		158,439,065

Chemicals—1.6%
Monsanto Co.	254,696	31,770,779

Consumer Finance—1.1%
Discover Financial Services	369,095	22,876,508

Diversified Financial Services—2.2%
Berkshire Hathaway, Inc. - Class B (a)	125,947	15,939,852
Moody’s Corp.	339,088	29,724,454

		45,664,306

Electrical Equipment—3.8%
Eaton Corp. plc	444,337	34,293,930
Emerson Electric Co.	484,159	32,128,791
SolarCity Corp. (a) (b)	162,763	11,491,068

		77,913,789

Energy Equipment & Services—3.0%
FMC Technologies, Inc. (a)	265,096	16,189,413
Schlumberger, Ltd.	379,132	44,718,619

		60,908,032

Food Products—1.1%
Mondelez International, Inc. - Class A	567,370	21,338,786

Health Care Equipment & Supplies—2.3%
Abbott Laboratories	905,299	37,026,729
Intuitive Surgical, Inc. (a)	24,248	9,985,327

		47,012,056

Hotels, Restaurants & Leisure—5.5%
McDonald’s Corp.	355,630	35,826,166
Starbucks Corp.	430,877	33,341,262
Wynn Resorts, Ltd.	208,935	43,366,549

		112,533,977

Industrial Conglomerates—0.8%
Roper Industries, Inc.	114,794	16,761,072

Internet & Catalog Retail—7.2%
Alibaba Group Holdings, Ltd. (a) (c) (d)	329,063	22,376,284
Netflix, Inc. (a)	85,670	37,746,202
Priceline Group, Inc. (The) (a)	32,900	39,578,700
TripAdvisor, Inc. (a)	445,636	48,422,808

		148,123,994

Internet Software & Services—15.1%
Baidu, Inc. (ADR) (a)	199,317	37,234,409
Facebook, Inc. - Class A (a)	975,300	65,627,937
Google, Inc. - Class A (a)	200,796	117,399,397
LinkedIn Corp. - Class A (a)	287,881	49,362,955
Yahoo!, Inc. (a)	1,186,835	41,693,514

		311,318,212

IT Services—6.2%
Alliance Data Systems Corp. (a) (b)	120,515	33,894,844
MasterCard, Inc. - Class A	205,815	15,121,228
Visa, Inc. - Class A	370,719	78,114,200

		127,130,272

Media—9.0%
Comcast Corp. - Class A	664,094	35,648,566
Liberty Global plc - Class A (a) (b)	937,582	41,459,888
Twenty-First Century Fox, Inc. - Class A	1,890,585	66,454,063
Walt Disney Co. (The)	492,286	42,208,601

		185,771,118

Oil, Gas & Consumable Fuels—3.0%
Concho Resources, Inc. (a)	155,090	22,410,505
Gulfport Energy Corp. (a)	165,285	10,379,898
Laredo Petroleum, Inc. (a) (b)	923,183	28,600,209

		61,390,612

Personal Products—0.6%
Estee Lauder Cos., Inc. (The) - Class A	176,345	13,095,380

Pharmaceuticals—7.5%
AbbVie, Inc.	1,490,258	84,110,161
Allergan, Inc.	117,526	19,887,750
Valeant Pharmaceuticals International, Inc. (a)	399,166	50,342,816

		154,340,727

Professional Services—0.5%
Verisk Analytics, Inc. - Class A (a)	168,828	10,133,057

Real Estate Investment Trusts—1.0%
Crown Castle International Corp.	282,709	20,993,970

Road & Rail—2.8%
Union Pacific Corp.	583,590	58,213,102

Software—4.6%
Autodesk, Inc. (a)	352,668	19,883,422
Intuit, Inc.	248,993	20,051,406

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Salesforce.com, Inc. (a)	459,474	$26,686,250
VMware, Inc. - Class A (a) (b)	296,966	28,749,279

		95,370,357

Specialty Retail—0.9%
Home Depot, Inc. (The)	237,389	19,219,013

Technology Hardware, Storage & Peripherals—4.0%
Apple, Inc.	890,386	82,743,571

Textiles, Apparel & Luxury Goods—1.1%
NIKE, Inc. - Class B	301,428	23,375,741

Wireless Telecommunication Services—1.2%
SoftBank Corp.	320,800	23,868,314

Total Common Stocks (Cost $1,776,607,282)		2,031,236,310

Preferred Stock—0.7%

Software—0.7%
Palantir Technologies, Inc. - Series I (a) (c) (d) (Cost $15,555,194)	2,537,552	15,555,194

Short-Term Investment—4.6%

Mutual Fund—4.6%
State Street Navigator Securities Lending MET Portfolio (e)	95,226,750	95,226,750

Total Short-Term Investment (Cost $95,226,750)		95,226,750

Total Investments—104.0% (Cost $1,887,389,226) (f)		2,142,018,254
Other assets and liabilities (net)—(4.0)%		(83,331,302)

Net Assets—100.0%		$2,058,686,952

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $93,251,015 and the collateral received consisted of cash in the amount of $95,226,750. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 1.8% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $37,931,478, which is 1.8% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2014, the aggregate cost of investments was $1,887,389,226. The aggregate unrealized appreciation and depreciation of investments were $262,416,796 and $(7,787,768), respectively, resulting in net unrealized appreciation of $254,629,028.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$15,555,194
Alibaba Group Holdings, Ltd.	04/25/14	329,063	22,376,284	22,376,284

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$46,011,006	$—	$—	$46,011,006
Airlines	28,687,829	—	—	28,687,829
Auto Components	26,231,665	—	—	26,231,665
Biotechnology	158,439,065	—	—	158,439,065
Chemicals	31,770,779	—	—	31,770,779
Consumer Finance	22,876,508	—	—	22,876,508
Diversified Financial Services	45,664,306	—	—	45,664,306
Electrical Equipment	77,913,789	—	—	77,913,789
Energy Equipment & Services	60,908,032	—	—	60,908,032
Food Products	21,338,786	—	—	21,338,786
Health Care Equipment & Supplies	47,012,056	—	—	47,012,056
Hotels, Restaurants & Leisure	112,533,977	—	—	112,533,977
Industrial Conglomerates	16,761,072	—	—	16,761,072
Internet & Catalog Retail	125,747,710	—	22,376,284	148,123,994
Internet Software & Services	311,318,212	—	—	311,318,212
IT Services	127,130,272	—	—	127,130,272
Media	185,771,118	—	—	185,771,118
Oil, Gas & Consumable Fuels	61,390,612	—	—	61,390,612
Personal Products	13,095,380	—	—	13,095,380
Pharmaceuticals	154,340,727	—	—	154,340,727
Professional Services	10,133,057	—	—	10,133,057
Real Estate Investment Trusts	20,993,970	—	—	20,993,970
Road & Rail	58,213,102	—	—	58,213,102
Software	95,370,357	—	—	95,370,357
Specialty Retail	19,219,013	—	—	19,219,013
Technology Hardware, Storage & Peripherals	82,743,571	—	—	82,743,571
Textiles, Apparel & Luxury Goods	23,375,741	—	—	23,375,741
Wireless Telecommunication Services	—	23,868,314	—	23,868,314
Total Common Stocks	1,984,991,712	23,868,314	22,376,284	2,031,236,310
Total Preferred Stock*	—	—	15,555,194	15,555,194
Total Short-Term Investment*	95,226,750	—	—	95,226,750
Total Investments	$2,080,218,462	$23,868,314	$37,931,478	$2,142,018,254

Collateral for securities loaned (Liability)	$—	$(95,226,750)	$—	$(95,226,750)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of June 30, 2014	Change in Unrealized Appreciation/ (Depreciation) from investments still held at June 30, 2014
Common Stocks
Internet & Catalog Retail	$—	$—	$22,376,284	$22,376,284	$—
Preferred Stocks
Software	—	—	15,555,194	15,555,194	—

Total	$—	$—	$37,931,478	$37,931,478	$—

	Fair Value at June 30, 2014	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet & Catalog Retail	$22,376,284	Market Transaction Method	Acquisition Cost	$68.00	$68.00	$68.00	Increase
Preferred Stocks
Software	15,555,194	Market Transaction Method	Acquisition Cost	$6.13	$6.13	$6.13	Increase

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$2,142,018,254
Cash denominated in foreign currencies (c)	618
Receivable for:
Investments sold	37,811,814
Fund shares sold	239,934
Dividends	615,722

Total Assets	2,180,686,342
Liabilities
Due to custodian	1,010,814
Collateral for securities loaned	95,226,750
Payables for:
Investments purchased	22,707,358
Fund shares redeemed	1,679,225
Accrued expenses:
Management fees	1,144,619
Distribution and service fees	42,670
Deferred trustees’ fees	57,828
Other expenses	130,126

Total Liabilities	121,999,390

Net Assets	$2,058,686,952

Net assets consist of:
Paid in surplus	$1,595,737,617
Distributions in excess of net investment income	(291,468)
Accumulated net realized gain	208,611,718
Unrealized appreciation on investments and foreign currency transactions	254,629,085

Net Assets	$2,058,686,952

Net Assets
Class A	$1,833,139,953
Class B	183,971,446
Class E	41,575,553
Capital Shares Outstanding*
Class A	48,160,393
Class B	4,924,561
Class E	1,102,312
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$38.06
Class B	37.36
Class E	37.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,887,389,226.
(b)	Includes securities loaned at value of $93,251,015.
(c)	Identified cost of cash denominated in foreign currencies was $619.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$7,199,530
Securities lending income	171,699

Total investment income	7,371,229
Expenses
Management fees	7,018,161
Administration fees	23,586
Custodian and accounting fees	86,922
Distribution and service fees—Class B	226,342
Distribution and service fees—Class E	32,247
Audit and tax services	16,798
Legal	13,558
Trustees’ fees and expenses	19,673
Shareholder reporting	65,211
Insurance	5,906
Miscellaneous	6,453

Total expenses	7,514,857
Less management fee waiver	(86,780)
Less broker commission recapture	(15,203)

Net expenses	7,412,874

Net Investment Loss	(41,645)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	216,385,503
Foreign currency transactions	(1,234,342)

Net realized gain	215,151,161

Net change in unrealized depreciation on:
Investments	(200,484,458)
Foreign currency transactions	(650,578)

Net change in unrealized depreciation	(201,135,036)

Net realized and unrealized gain	14,016,125

Net Increase in Net Assets From Operations	$13,974,480

(a)	Net of foreign withholding taxes of $12,895.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(41,645)	$1,219,454
Net realized gain	215,151,161	282,639,167
Net change in unrealized appreciation (depreciation)	(201,135,036)	261,549,081

Increase in net assets from operations	13,974,480	545,407,702

From Distributions to Shareholders
Net investment income
Class A	(1,160,142)	(13,139,735)
Class B	0	(1,085,499)
Class E	0	(308,668)

Total distributions	(1,160,142)	(14,533,902)

Increase (decrease) in net assets from capital share transactions	(108,303,222)	6,097,339

Total increase (decrease) in net assets	(95,488,884)	536,971,139

Net Assets
Beginning of period	2,154,175,836	1,617,204,697

End of period	$2,058,686,952	$2,154,175,836

Accumulated undistributed net investment income (loss)
End of period	$(291,468)	$910,319

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,821,764	$101,480,034	8,135,961	$270,708,814
Reinvestments	32,689	1,160,142	445,868	13,139,735
Redemptions	(5,367,702)	(199,149,231)	(7,488,997)	(243,962,049)

Net increase (decrease)	(2,513,249)	$(96,509,055)	1,092,832	$39,886,500

Class B
Sales	191,599	$6,960,980	277,663	$8,605,449
Reinvestments	0	0	37,444	1,085,499
Redemptions	(393,426)	(14,461,251)	(1,093,181)	(34,711,377)

Net decrease	(201,827)	$(7,500,271)	(778,074)	$(25,020,429)

Class E
Sales	83,441	$3,085,777	99,567	$3,098,565
Reinvestments	0	0	10,560	308,668
Redemptions	(199,764)	(7,379,673)	(377,071)	(12,175,965)

Net decrease	(116,323)	$(4,293,896)	(266,944)	$(8,768,732)

Increase (decrease) derived from capital shares transactions		$(108,303,222)		$6,097,339

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$37.85		$28.45	$24.96	$27.45	$22.96	$16.91

Income (Loss) from Investment Operations
Net investment income (a)	0.00	(b)	0.03	0.26	0.11	0.05	0.08
Net realized and unrealized gain (loss) on investments	0.23		9.63	3.32	(2.55)	4.49	6.10

Total from investment operations	0.23		9.66	3.58	(2.44)	4.54	6.18

Less Distributions
Distributions from net investment income	(0.02)		(0.26)	(0.09)	(0.05)	(0.05)	(0.13)

Total distributions	(0.02)		(0.26)	(0.09)	(0.05)	(0.05)	(0.13)

Net Asset Value, End of Period	$38.06		$37.85	$28.45	$24.96	$27.45	$22.96

Total Return (%) (c)	0.62	(d)	34.22 (e)	14.37	(8.95)	19.82	36.79

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	(f)	0.71	0.73	0.73	0.77	0.83
Net ratio of expenses to average net assets (%) (g)	0.70	(f)	0.70	0.72	0.72	0.75	0.82
Ratio of net investment income to average net assets (%)	0.02	(f)	0.10	0.93	0.41	0.23	0.42
Portfolio turnover rate (%)	58	(d)	160	59	83	72	84
Net assets, end of period (in millions)	$1,833.1		$1,917.9	$1,410.4	$1,314.6	$649.7	$633.2

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$37.17		$27.94	$24.52	$26.99	$22.59	$16.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.05)	0.18	0.03	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	0.23		9.47	3.26	(2.50)	4.42	6.01

Total from investment operations	0.19		9.42	3.44	(2.47)	4.41	6.04

Less Distributions
Distributions from net investment income	0.00		(0.19)	(0.02)	0.00	(0.01)	(0.06)

Total distributions	0.00		(0.19)	(0.02)	0.00	(0.01)	(0.06)

Net Asset Value, End of Period	$37.36		$37.17	$27.94	$24.52	$26.99	$22.59

Total Return (%) (c)	0.51	(d)	33.90 (e)	14.07	(9.15)	19.47	36.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(f)	0.96	0.98	0.98	1.02	1.08
Net ratio of expenses to average net assets (%) (g)	0.95	(f)	0.95	0.97	0.97	1.00	1.07
Ratio of net investment income (loss) to average net assets (%)	(0.23	)(f)	(0.16)	0.68	0.12	(0.03)	0.18
Portfolio turnover rate (%)	58	(d)	160	59	83	72	84
Net assets, end of period (in millions)	$184.0		$190.5	$165.0	$153.7	$145.4	$111.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$37.51		$28.19	$24.73	$27.21	$22.77	$16.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.02)	0.21	0.06	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.23		9.56	3.30	(2.52)	4.45	6.06

Total from investment operations	0.21		9.54	3.51	(2.46)	4.47	6.11

Less Distributions
Distributions from net investment income	0.00		(0.22)	(0.05)	(0.02)	(0.03)	(0.09)

Total distributions	0.00		(0.22)	(0.05)	(0.02)	(0.03)	(0.09)

Net Asset Value, End of Period	$37.72		$37.51	$28.19	$24.73	$27.21	$22.77

Total Return (%) (c)	0.56	(d)	34.04 (e)	14.17	(9.06)	19.62	36.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(f)	0.86	0.88	0.88	0.92	0.98
Net ratio of expenses to average net assets (%) (g)	0.85	(f)	0.85	0.87	0.87	0.90	0.97
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(f)	(0.06)	0.78	0.21	0.07	0.28
Portfolio turnover rate (%)	58	(d)	160	59	83	72	84
Net assets, end of period (in millions)	$41.6		$45.7	$41.9	$41.6	$51.9	$48.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	In 2013 0.03%, 0.03% and 0.03% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 34.19%, 33.87% and 34.01% for Class A, Class B and Class E, respectively.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-14

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MSF-15

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(1,272,363)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(650,605)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$54,321,920

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help

MSF-16

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,173,044,729	$0	$1,301,671,968

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $1,600,339 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$7,018,161	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

MSF-17

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	Over $	300 million and less than $1 billion

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$14,533,902	$4,614,492	$—	$—	$14,533,902	$4,614,492

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,618,167	$—	$452,085,929	$(3,511,856)	$450,192,240

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MSF-18

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, there were no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $3,511,856.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $285,463,710.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 7.48%, 7.35%, and 7.45%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 8.28%.

MARKET ENVIRONMENT / CONDITIONS

After a sizable run-up, stocks took a breather in the first quarter of 2014 to digest last year’s heady gains. Equities still ended on an uptick after Federal Reserve (the “Fed”) Chair Janet Yellen offered fresh assurances of the Fed’s low-rate pledge until the economy is on stronger footing. All told, the broad-market S&P 500 Index posted a gain of 1.81% for the three months. This positive performance masked the choppiness experienced through the period, as investors weighed the cross-currents of lackluster U.S. economic growth (which they viewed, and the Fed affirmed, as a temporary by-product of bad winter weather) and the implications of reduced monetary stimulus and higher interest rates. Concerns about growth in emerging markets, especially China, and geopolitical tensions between Russia and Ukraine added to headline volatility. Notable in March was the sharp reversal in sector leadership, as investors took profits on last year’s winners, particularly in the Biotechnology and Internet industries, and previous laggard sectors such as Utilities outperformed.

Stocks closed out a solid second quarter that saw a string of record-high closings for the broad-market S&P 500 Index. Powering the uptrend were familiar forces, including healthy corporate earnings, a still-accommodative Fed (despite continued tapering of its bond buying) and more encouraging economic data signalling a recovery from the softness seen earlier in the year. A surge in deal activity also lent support. Investors were confronted with a few surprises—a first-quarter contraction due to harsh winter weather, geopolitical turmoil around Ukraine, Russia and the Middle East, and the unexpected rally in bonds as U.S. interest rates fell—but all were taken in stride. Stocks marched higher, while volatility moved dramatically lower.

Within the Russell 1000 Value Index, the Utilities and Information Technology (“IT”) sectors delivered the best results during the period, while the Consumer Discretionary and Consumer Staples sectors lagged notably.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the six-month period.

Stock selection in the Financials sector had the most negative impact on performance. The Portfolio’s significant investment in life insurance companies detracted from results, with Prudential Financial and Hartford Financial Services Group both cooling after huge gains in 2013. Elsewhere in the sector, a lack of exposure to real estate investment trusts (REITs) hurt relative performance as these stocks rallied on falling interest rates.

In Consumer Discretionary, the Portfolio’s investment in General Motors detracted significantly as the company dealt with several product recalls during the period. Also in the sector, GNC Holdings’ second-quarter decline detracted notably from relative performance.

The Portfolio’s avoidance of both Intel and Apple hurt performance as both large holdings within the benchmark index performed well during the reporting period. Also in the IT sector, an investment in Ericsson (Sweden) detracted as the company reported disappointing first-quarter sales and earnings in April.

Stock selection in Health Care boosted year-to-date results, with success coming primarily from the Pharmaceuticals industry. AstraZeneca (United Kingdom) surged on Pfizer’s bid for the company, while Teva Pharmaceuticals (Israel) climbed higher as the competitive positioning for its largest drug improved. Consumer Staples has also been a positive contributor, thanks to a 26% gain in our largest holding in the sector, Kroger.

At period-end, the Portfolio held notable overweights relative to the Russell 1000 Value Index in the Health Care, Consumer Discretionary, and IT sectors, while holding significant underweights in Industrials, Utilities, and Consumer Staples.

Bart Geer

Carrie King

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
BlackRock Large Cap Value Portfolio
Class A	7.48	23.62	16.98	6.40
Class B	7.35	23.26	16.69	6.13
Class E	7.45	23.43	16.83	6.25
Russell 1000 Value Index	8.28	23.81	19.23	8.03

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Pfizer, Inc.	4.1
JPMorgan Chase & Co.	4.1
Marathon Oil Corp.	3.9
Citigroup, Inc.	3.4
Medtronic, Inc.	3.4
Apache Corp.	3.3
Cisco Systems, Inc.	3.1
Microsoft Corp.	2.7
Wells Fargo & Co.	2.6
Capital One Financial Corp.	2.5

Top Sectors

% of Net Assets
Financials	27.7
Health Care	17.0
Energy	15.5
Information Technology	12.6
Consumer Discretionary	10.0
Consumer Staples	5.2
Industrials	3.6
Materials	3.4
Utilities	3.0
Telecommunication Services	1.8

MSF-2

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.52%	$1,000.00	$1,074.80	$2.68
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class B(a)	Actual	0.77%	$1,000.00	$1,073.50	$3.96
	Hypothetical*	0.77%	$1,000.00	$1,021.47	$3.86

Class E(a)	Actual	0.67%	$1,000.00	$1,074.50	$3.45
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.8%
Honeywell International, Inc.	57,100	$5,307,445
Northrop Grumman Corp.	123,800	14,810,194
Raytheon Co.	241,475	22,276,069
Spirit AeroSystems Holdings, Inc. - Class A (a)	200,700	6,763,590

		49,157,298

Airlines—0.3%
Delta Air Lines, Inc.	144,700	5,602,784

Auto Components—1.6%
Lear Corp.	226,200	20,204,184
TRW Automotive Holdings Corp. (a)	96,148	8,607,169

		28,811,353

Automobiles—1.2%
General Motors Co.	567,400	20,596,620

Banks—10.8%
Citigroup, Inc.	1,270,151	59,824,112
JPMorgan Chase & Co.	1,248,737	71,952,226
Regions Financial Corp.	1,391,921	14,782,201
Wells Fargo & Co.	861,800	45,296,208

		191,854,747

Capital Markets—1.1%
Morgan Stanley	446,600	14,438,578
State Street Corp.	66,800	4,492,968

		18,931,546

Chemicals—2.7%
Akzo Nobel NV (ADR) (b)	903,100	22,532,345
Ashland, Inc.	74,000	8,046,760
Cabot Corp.	40,700	2,360,193
Celanese Corp. - Series A	74,000	4,756,720
LyondellBasell Industries NV - Class A	102,600	10,018,890

		47,714,908

Communications Equipment—4.3%
Cisco Systems, Inc.	2,175,600	54,063,660
QUALCOMM, Inc.	47,200	3,738,240
Telefonaktiebolaget LM Ericsson (ADR)	1,582,800	19,120,224

		76,922,124

Consumer Finance—4.8%
Capital One Financial Corp.	528,500	43,654,100
Discover Financial Services	661,750	41,015,265

		84,669,365

Containers & Packaging—0.2%
Crown Holdings, Inc. (a)	60,400	3,005,504
Rock-Tenn Co. - Class A	9,000	950,310

		3,955,814

Diversified Financial Services—1.5%
NASDAQ OMX Group, Inc. (The)	681,475	26,318,565

Diversified Telecommunication Services—1.1%
Verizon Communications, Inc.	383,400	18,759,762

Electric Utilities—0.6%
Edison International	194,510	11,302,976

Electronic Equipment, Instruments & Components—0.9%
Avnet, Inc.	182,200	8,073,282
Corning, Inc.	372,900	8,185,155

		16,258,437

Energy Equipment & Services—0.2%
Halliburton Co.	59,300	4,210,893

Food & Staples Retailing—3.0%
CVS Caremark Corp.	127,150	9,583,295
Kroger Co. (The)	876,700	43,335,281

		52,918,576

Food Products—0.4%
ConAgra Foods, Inc.	254,900	7,565,432

Gas Utilities—0.4%
UGI Corp.	154,100	7,782,050

Health Care Equipment & Supplies—6.4%
Baxter International, Inc.	274,000	19,810,200
Hologic, Inc. (a)	385,800	9,780,030
Medtronic, Inc.	934,800	59,602,848
St. Jude Medical, Inc.	52,667	3,647,190
Zimmer Holdings, Inc.	206,200	21,415,932

		114,256,200

Health Care Providers & Services—2.7%
Community Health Systems, Inc. (a) (b)	392,400	17,803,188
Express Scripts Holding Co. (a)	39,200	2,717,736
Quest Diagnostics, Inc. (b)	477,700	28,036,213

		48,557,137

Household Durables—1.5%
Newell Rubbermaid, Inc.	657,600	20,379,024
Tupperware Brands Corp. (b)	67,000	5,607,900

		25,986,924

Household Products—1.4%
Energizer Holdings, Inc.	199,800	24,381,594

Independent Power and Renewable Electricity Producers—1.8%
AES Corp.	2,057,400	31,992,570

Insurance—8.9%
ACE, Ltd.	100,200	10,390,740
Aflac, Inc.	119,000	7,407,750
Genworth Financial, Inc. - Class A (a)	1,629,700	28,356,780
Hartford Financial Services Group, Inc. (The)	569,600	20,397,376
Lincoln National Corp.	524,600	26,985,424
Prudential Financial, Inc.	323,100	28,681,587

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Travelers Cos., Inc. (The)	216,500	$20,366,155
XL Group plc	438,000	14,335,740

		156,921,552

IT Services—1.8%
Total System Services, Inc.	111,400	3,499,074
Western Union Co. (The) (b)	731,700	12,687,678
Xerox Corp.	1,320,700	16,429,508

		32,616,260

Machinery—0.5%
Stanley Black & Decker, Inc.	92,200	8,097,004

Media—4.1%
CBS Outdoor Americas, Inc. (b)	328,900	10,748,452
Interpublic Group of Cos., Inc. (The)	427,400	8,338,574
Time Warner, Inc.	209,600	14,724,412
Viacom, Inc. - Class B	439,000	38,074,470

		71,885,908

Metals & Mining—0.4%
Reliance Steel & Aluminum Co.	109,200	8,049,132

Multi-Utilities—0.1%
PG&E Corp.	39,500	1,896,790

Multiline Retail—0.3%
Macy’s, Inc.	88,800	5,152,176

Oil, Gas & Consumable Fuels—15.3%
Apache Corp.	587,500	59,114,250
Cobalt International Energy, Inc. (a)	471,000	8,642,850
Exxon Mobil Corp.	17,525	1,764,417
Gulfport Energy Corp. (a)	283,600	17,810,080
Marathon Oil Corp.	1,742,100	69,544,632
Marathon Petroleum Corp.	313,026	24,437,940
Memorial Resource Development Corp. (a) (b)	178,980	4,359,953
Suncor Energy, Inc.	678,400	28,920,192
Total S.A. (ADR)	379,400	27,392,680
Valero Energy Corp.	582,900	29,203,290

		271,190,284

Personal Products—0.4%
Nu Skin Enterprises, Inc. - Class A	90,500	6,693,380

Pharmaceuticals—7.8%
Hospira, Inc. (a)	635,800	32,661,046
Johnson & Johnson	85,175	8,911,008
Pfizer, Inc.	2,449,275	72,694,482
Teva Pharmaceutical Industries, Ltd. (ADR)	456,600	23,934,972

		138,201,508

Real Estate Management & Development—0.7%
CBRE Group, Inc. - Class A (a)	47,100	1,509,084
Jones Lang LaSalle, Inc.	80,700	10,199,673

		11,708,757

Semiconductors & Semiconductor Equipment—1.0%
KLA-Tencor Corp.	50,000	3,632,000
Teradyne, Inc. (b)	703,708	13,792,677

		17,424,677

Software—4.5%
Microsoft Corp.	1,147,700	47,859,090
Oracle Corp.	455,300	18,453,309
Symantec Corp.	561,800	12,865,220

		79,177,619

Specialty Retail—1.4%
Gap, Inc. (The)	90,000	3,741,300
GNC Holdings, Inc. - Class A	618,300	21,084,030

		24,825,330

Wireless Telecommunication Services—0.8%
Telephone & Data Systems, Inc.	372,400	9,723,364
United States Cellular Corp. (a) (b)	105,300	4,296,240

		14,019,604

Total Common Stocks (Cost $1,553,982,586)		1,766,367,656

Convertible Preferred Stock—0.1%

Machinery—0.1%
Stanley Black & Decker, Inc. (b) (Cost $1,109,551)	10,940	1,247,488

Short-Term Investments—4.7%

Mutual Fund—4.6%
State Street Navigator Securities Lending MET Portfolio (c)	81,004,937	81,004,937

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $2,221,974 on 07/01/14, collateralized by $2,265,000 U.S. Treasury Note at 0.250% due 03/31/15 with a value of $2,267,831.	2,221,974	2,221,974

Total Short-Term Investments (Cost $83,226,911)		83,226,911

Total Investments—104.5% (Cost $1,638,319,048) (d)		1,850,842,055
Other assets and liabilities (net)—(4.5)%		(79,388,061)

Net Assets—100.0%		$1,771,453,994

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $79,381,440 and the collateral received consisted of cash in the amount of $81,004,937 and non-cash collateral with a value of $271,637. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,638,319,048. The aggregate unrealized appreciation and depreciation of investments were $220,658,614 and $(8,135,607), respectively, resulting in net unrealized appreciation of $212,523,007.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,766,367,656	$—	$—	$1,766,367,656
Total Convertible Preferred Stock*	1,247,488	—	—	1,247,488
Short-Term Investments
Mutual Fund	81,004,937	—	—	81,004,937
Repurchase Agreement	—	2,221,974	—	2,221,974
Total Short-Term Investments	81,004,937	2,221,974	—	83,226,911
Total Investments	$1,848,620,081	$2,221,974	$—	$1,850,842,055

Collateral for securities loaned (Liability)	$—	$(81,004,937)	$—	$(81,004,937)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,850,842,055
Cash	171,548
Receivable for:
Investments sold	9,067,953
Fund shares sold	224,199
Dividends	973,883

Total Assets	1,861,279,638
Liabilities
Collateral for securities loaned	81,004,937
Payables for:
Investments purchased	5,811,462
Fund shares redeemed	1,923,407
Accrued expenses:
Management fees	874,013
Distribution and service fees	66,278
Deferred trustees’ fees	54,346
Other expenses	91,201

Total Liabilities	89,825,644

Net Assets	$1,771,453,994

Net assets consist of:
Paid in surplus	$1,465,397,143
Undistributed net investment income	14,831,147
Accumulated net realized gain	78,702,748
Unrealized appreciation on investments and foreign currency transactions	212,522,956

Net Assets	$1,771,453,994

Net Assets
Class A	$1,425,542,649
Class B	285,722,906
Class E	60,188,439
Capital Shares Outstanding*
Class A	147,401,275
Class B	29,787,055
Class E	6,251,199
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.67
Class B	9.59
Class E	9.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,638,319,048.
(b)	Includes securities loaned at value of $79,381,440.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$19,294,419
Securities lending income	130,355

Total investment income	19,424,774
Expenses
Management fees	5,895,639
Administration fees	21,822
Custodian and accounting fees	75,165
Distribution and service fees—Class B	343,262
Distribution and service fees—Class E	43,519
Audit and tax services	17,764
Legal	19,830
Trustees’ fees and expenses	14,484
Shareholder reporting	51,812
Insurance	6,549
Miscellaneous	6,453

Total expenses	6,496,299
Less management fee waiver	(2,171,254)

Net expenses	4,325,045

Net Investment Income	15,099,729

Net Realized and Unrealized Gain
Net realized gain on:
Investments	88,710,354
Futures contracts	648,841
Foreign currency transactions	97

Net realized gain	89,359,292

Net change in unrealized appreciation (depreciation) on:
Investments	29,576,299
Foreign currency transactions	(51)

Net change in unrealized appreciation	29,576,248

Net realized and unrealized gain	118,935,540

Net Increase in Net Assets From Operations	$134,035,269

(a)	Net of foreign withholding taxes of $352,401.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,099,729	$24,611,173
Net realized gain	89,359,292	468,573,996
Net change in unrealized appreciation	29,576,248	24,861,022

Increase in net assets from operations	134,035,269	518,046,191

From Distributions to Shareholders
Net investment income
Class A	(21,066,507)	(22,342,316)
Class B	(2,965,683)	(3,019,181)
Class E	(671,818)	(698,604)
Net realized capital gains
Class A	(383,863,755)	(86,380,800)
Class B	(65,678,461)	(13,883,657)
Class E	(13,717,473)	(2,986,287)

Total distributions	(487,963,697)	(129,310,845)

Increase (decrease) in net assets from capital share transactions	120,818,738	(75,741,307)

Total increase (decrease) in net assets	(233,109,690)	312,994,039

Net Assets
Beginning of period	2,004,563,684	1,691,569,645

End of period	$1,771,453,994	$2,004,563,684

Undistributed net investment income
End of period	$14,831,147	$24,435,426

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,074,957	$28,682,640	5,678,161	$62,157,473
Reinvestments	44,793,171	404,930,262	10,905,026	108,723,116
Redemptions	(39,119,759)	(379,108,368)	(22,293,363)	(243,089,360)

Net increase (decrease)	8,748,369	$54,504,534	(5,710,176)	$(72,208,771)

Class B
Sales	929,446	$9,878,259	1,990,621	$21,535,137
Reinvestments	7,652,636	68,644,144	1,703,915	16,902,838
Redemptions	(2,152,582)	(22,730,845)	(3,924,903)	(42,703,963)

Net increase (decrease)	6,429,500	$55,791,558	(230,367)	$(4,265,988)

Class E
Sales	332,961	$3,444,365	899,485	$9,788,145
Reinvestments	1,598,810	14,389,291	370,713	3,684,891
Redemptions	(682,898)	(7,311,010)	(1,171,740)	(12,739,584)

Net increase	1,248,873	$10,522,646	98,458	$733,452

Increase (decrease) derived from capital shares transactions		$120,818,738		$(75,741,307)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.02		$9.80	$10.36	$10.23	$9.46	$8.66

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.15	0.17	0.15	0.13	0.14
Net realized and unrealized gain on investments	0.60		2.84	1.21	0.10	0.74	0.80

Total from investment operations	0.69		2.99	1.38	0.25	0.87	0.94

Less Distributions
Distributions from net investment income	(0.16)		(0.16)	(0.18)	(0.12)	(0.10)	(0.14)
Distributions from net realized capital gains	(2.88)		(0.61)	(1.76)	0.00	0.00	0.00

Total distributions	(3.04)		(0.77)	(1.94)	(0.12)	(0.10)	(0.14)

Net Asset Value, End of Period	$9.67		$12.02	$9.80	$10.36	$10.23	$9.46

Total Return (%) (b)	7.48	(c)	32.05 (d)	14.28	2.35	9.22	11.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(e)	0.65	0.66	0.66	0.65	0.67
Net ratio of expenses to average net assets (%) (f)	0.52	(e)(g)	0.59	0.63	0.63	0.65	0.67
Ratio of net investment income to average net assets (%)	1.55	(e)(g)	1.35	1.80	1.41	1.34	1.61
Portfolio turnover rate (%)	24	(c)	113	107	107	135	113
Net assets, end of period (in millions)	$1,425.5		$1,666.1	$1,414.2	$941.4	$1,643.5	$1,671.2

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.93		$9.73	$10.30	$10.18	$9.42	$8.61
Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.12	0.15	0.14	0.10	0.12
Net realized and unrealized gain on investments	0.60		2.82	1.20	0.08	0.74	0.80

Total from investment operations	0.67		2.94	1.35	0.22	0.84	0.92

Less Distributions
Distributions from net investment income	(0.13)		(0.13)	(0.16)	(0.10)	(0.08)	(0.11)
Distributions from net realized capital gains	(2.88)		(0.61)	(1.76)	0.00	0.00	0.00

Total distributions	(3.01)		(0.74)	(1.92)	(0.10)	(0.08)	(0.11)

Net Asset Value, End of Period	$9.59		$11.93	$9.73	$10.30	$10.18	$9.42

Total Return (%) (b)	7.35	(c)	31.74 (d)	13.97	2.05	8.92	11.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(e)	0.90	0.91	0.91	0.90	0.92
Net ratio of expenses to average net assets (%) (f)	0.77	(e)(g)	0.84	0.88	0.88	0.90	0.92
Ratio of net investment income to average net assets (%)	1.29	(e)(g)	1.10	1.52	1.30	1.08	1.41
Portfolio turnover rate (%)	24	(c)	113	107	107	135	113
Net assets, end of period (in millions)	$285.7		$278.6	$229.5	$212.6	$200.8	$173.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.97		$9.76	$10.32	$10.20	$9.44	$8.63

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.13	0.16	0.14	0.11	0.13
Net realized and unrealized gain on investments	0.60		2.83	1.21	0.09	0.74	0.80

Total from investment operations	0.68		2.96	1.37	0.23	0.85	0.93

Less Distributions
Distributions from net investment income	(0.14)		(0.14)	(0.17)	(0.11)	(0.09)	(0.12)
Distributions from net realized capital gains	(2.88)		(0.61)	(1.76)	0.00	0.00	0.00

Total distributions	(3.02)		(0.75)	(1.93)	(0.11)	(0.09)	(0.12)

Net Asset Value, End of Period	$9.63		$11.97	$9.76	$10.32	$10.20	$9.44

Total Return (%) (b)	7.45	(c)	31.88 (d)	14.14	2.13	9.00	11.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(e)	0.80	0.81	0.81	0.80	0.82
Net ratio of expenses to average net assets (%) (f)	0.67	(e)(g)	0.74	0.78	0.78	0.80	0.82
Ratio of net investment income to average net assets (%)	1.39	(e)(g)	1.20	1.62	1.37	1.18	1.55
Portfolio turnover rate (%)	24	(c)	113	107	107	135	113
Net assets, end of period (in millions)	$60.2		$59.9	$47.9	$47.7	$53.5	$57.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	In 2013 0.11%, 0.11% and 0.11% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 31.94%, 31.63% and 31.77% for Class A, Class B and Class E, respectively.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	The voluntary portion of the management fee waiver is not annualized and the effect was 0.10% for the six months ended June 30, 2014 (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-12

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to return of capital basis adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $2,221,974, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MSF-13

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $175,955,122 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized gains in the amount of $648,841 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MSF-14

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$455,916,625	$0	$799,267,715

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $70,275,625 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$5,895,639	0.700%	On the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (“BlackRock”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015,to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 amounted to $309,477 and are included in the total amount shown as a management fee waiver in the Statement of Operations.

Additionally, BlackRock had agreed to waive subadvisory fees for the period December 2, 2013 through April 30, 2014. MetLife Advisers had agreed to reduce its advisory fee for the Portfolio by the amount waived by BlackRock. Amounts waived for the six months ended June 30, 2014 amounted to $1,861,777 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net

MSF-15

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$59,229,615	$49,065,752	$70,081,230	$170,287,410	$129,310,845	$219,353,162

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$168,822,312	$318,472,864	$172,738,344	$—	$660,033,520

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, and 0.00%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index1, returned 0.02%.

MARKET ENVIRONMENT / CONDITIONS

Severe winter weather and declining inventories weighed heavily on official growth estimates early in 2014. After growing at 2.6% in the fourth quarter of 2013, U.S. gross domestic product (“GDP”) contracted by 2.9% in the first quarter of 2014. Since then, the labor market has continued to improve, consumer spending remains firm, and inventories are being replenished, causing economists to predict a strong rebound in second-quarter results. Furthermore, after running below the Federal Reserve’s (the “Fed”) 2% target for almost two years, broad inflation measures have recently shown signs of picking up. Against this backdrop, in an attempt to keep long-term interest rates low, the Fed stayed the course for the first six months of the year—making no change to the current range of the fed funds target rate of 0 to 0.25% and continuing to pare its asset purchases by $10 billion per month at each of its four scheduled meetings. Beginning in July, the Fed will purchase bonds at a pace of $35 billion per month. Going forward, if it maintains its current measured pace of reductions, the Fed will wind up its bond purchase program early in the fourth quarter of this year. Comments made by Fed Chair Janet Yellen at a recent post-meeting press conference were interpreted by the market as dovish, given that she downplayed the recent firmer inflation data and indicated the Fed was willing to tolerate inflation overshooting its 2% target, at least in the short-term, as long as the unemployment rate remained elevated. She also reiterated the Fed’s commitment to keeping the current low range of the fed funds target rate for a considerable period once the bond-buying program was concluded.

The Bank of England (the “BOE”) made no material changes to monetary policy over the first half of 2014, maintaining its bank rate (0.5%) and the size of its Asset Purchase Program at £375 billion. This patience on the part on the BOE may be short-lived, however, as Mark Carney, the Governor of the BOE, warned that a rise in rates may soon be required to slow Britain’s booming housing market.

In the eurozone, inflation measures continued to slip, falling to below half the European Central Bank’s (the “ECB”) target of 2%. In an effort to spur growth and raise inflation gauges, the ECB announced a wide-ranging package of measures. In a bold move, the ECB cut both of its key rates by 0.1%, including the unprecedented step of moving its deposit rate negative to minus 0.1%. It also announced enhanced lending programs targeted at credit-starved small- and medium-sized companies as well as individuals.

London Interbank Offered Rates (“LIBOR”) notched lower over the six months due to highly accommodative monetary policy, coupled with decreasing supply in the money market space. Benchmark 3-month LIBOR fell by 0.03% to end the period at 0.23%—slightly above its historic low of 0.22%, set in early May 2014, as commercial banks extended borrowings to longer maturity dates and shifted funding needs away from the short-term wholesale markets. With the U.S. debt ceiling extended until March 2015, rates on Treasury bills fell near their all-time lows as demand continued to outweigh supply. U.S. Treasury bill outstandings declined, as the federal budget deficit improved and the U.S. Treasury cut the size of its weekly bill auctions to make room in its auction schedule to issue 2-year floating rate notes (“FRNs”)—the first new structure issued in almost 17 years. Treasury FRN issuance totaled $82 billion in the first half of 2014. Much of the void resulting from the decline in supply has been filled with utilization of the Fed’s fixed-rate reverse repurchase facility, which has proven very popular with investors. Utilization of this facility peaked at $340 billion on June 30, 2014, as other investment alternatives were very limited.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Yields in the 1- to 6-month space continued to compress as a reduction in supply and increased investor demand in this sector combined to drive down yields. This dynamic continues to call for a barbell investment strategy for the Portfolio, whereby select first-tier, highly rated credits purchased in the 12-month space are offset with investments having maturities of 30 days or less. The longer-term trades are to credits domiciled in countries such as the U.S., Canada and Australia; more specifically, the top one to three systemically important banks located in the aforementioned countries. Additionally, exposure to variable rate bank obligations maturing in 12 months was increased to effectively manage weighted average maturity (“WAM”) limits in addition to being an effective way to lock in exposure at an attractive spread. Said investments reset off the daily fed funds effective rate, 1-month LIBOR or 3-month LIBOR. Market conditions in the beginning of the period were dominated by the February 7 debt ceiling deadline. U.S. Treasury holdings maturing in early March through April 15 were proactively liquidated or avoided. After Congress agreed to suspend the debt ceiling until March 15, 2015, we re-engaged the Treasury market. However, investments in U.S. Treasury securities were selective. Decreased issuance past the April 15 tax date has kept yields in this sector contained. Although recent Federal Open Market Committee (“FOMC”) comments were more hawkish than previously, an easy monetary policy is still expected to be maintained by the Fed at least in the near term. We continue to monitor FOMC statements and market indicators to gauge any potential change in the outlook for the fed funds target rate. We expect to maintain the existing barbell investment strategy for the Portfolio through the third quarter of 2014, with a focus on variable rate bank obligations. Additionally, a

MSF-1

Metropolitan Series Fund

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

short-term focus will be on adding to the Portfolio’s U.S. Treasury exposure, as issuance is expected to decline throughout the remainder of 2014.

The WAM of the Portfolio stood at 53 days on June 30, 2014.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

MSF-2

Metropolitan Series Fund

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.20%	$1,000.00	$1,000.00	$0.99
	Hypothetical*	0.20%	$1,000.00	$1,023.80	$1.00

Class B(a)	Actual	0.20%	$1,000.00	$1,000.00	$0.99
	Hypothetical*	0.20%	$1,000.00	$1,023.80	$1.00

Class E(a)	Actual	0.20%	$1,000.00	$1,000.00	$0.99
	Hypothetical*	0.20%	$1,000.00	$1,023.80	$1.00

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and service & distribution fee waivers as described in Note 4 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Certificate of Deposit—40.5%

Security Description	Principal Amount*	Value

Foreign Banks Yankee Dollar—33.0%
Bank of Montreal (Chicago) 0.192%, 12/08/14	7,000,000	$7,000,000
0.221%, 09/05/14 (a)	10,000,000	10,000,000
0.231%, 04/09/15	7,000,000	7,000,000
Bank of Nova Scotia (Houston) 0.204%, 01/06/15 (a)	18,000,000	18,000,000
0.294%, 08/08/14 (a)	5,000,000	5,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd. (NY) 0.245%, 08/27/14	20,000,000	19,999,842
BNP Paribas S.A. (NY) 0.300%, 08/04/14	8,000,000	8,000,000
Canadian Imperial Bank of Commerce (NY) 0.224%, 06/17/15	5,500,000	5,500,000
Credit Agricole CIB (NY) 0.250%, 09/04/14	10,000,000	10,000,000
Credit Industriel et Commercial (NY) 0.320%, 10/14/14	5,000,000	5,000,000
0.320%, 11/03/14	5,000,000	5,000,000
0.320%, 11/17/14	2,000,000	2,000,000
Credit Suisse (NY) 0.200%, 08/07/14	17,000,000	17,000,000
0.295%, 11/14/14	14,000,000	14,000,000
Deutsche Bank AG (NY) 0.320%, 08/22/14 (a)	10,000,000	10,000,000
Mizuho Bank, Ltd. (NY) 0.200%, 09/03/14	5,000,000	5,000,000
National Australia Bank, Ltd. (NY) 0.224%, 08/13/14 (a)	5,000,000	5,000,000
0.225%, 08/08/14 (a)	8,000,000	8,000,097
National Bank of Canada (NY) 0.223%, 12/20/14	7,000,000	7,000,000
0.260%, 12/19/14	4,400,000	4,400,000
0.264%, 03/24/15	5,000,000	5,000,000
Natixis (NY) 0.272%, 09/03/14	10,000,000	9,999,812
Nordea Bank Finland plc (NY) 0.240%, 02/17/15	5,000,000	5,000,000
Norinchukin Bank (NY) 0.100%, 07/02/14	28,000,000	28,000,000
Rabobank Nederland (NY) 0.263%, 02/03/15 (a)	15,000,000	15,000,000
0.266%, 09/16/14 (a)	29,000,000	29,000,000
0.350%, 01/12/15	14,000,000	14,000,000
Royal Bank of Canada (NY) 0.235%, 10/23/14	7,000,000	7,000,000
0.270%, 02/04/15 (a)	5,000,000	5,000,000
0.290%, 10/10/14 (a)	5,500,000	5,500,000
Skandinaviska Enskilda Banken (NY) 0.250%, 07/14/14	7,000,000	7,000,000
0.250%, 10/06/14	7,000,000	7,000,000
0.250%, 10/20/14	10,000,000	10,000,000
Societe Generale (NY) 0.325%, 09/03/14	8,000,000	8,000,000
Sumitomo Mitsui Banking Corp. (NY) 0.239%, 10/09/14	4,500,000	4,500,000
0.250%, 10/14/14	11,000,000	11,000,160
0.250%, 12/11/14	8,000,000	8,000,000

Foreign Banks Yankee Dollar—(Continued)
Sumitomo Mitsui Trust Bank, Ltd. (NY) 0.220%, 08/04/14	9,500,000	9,500,000
0.250%, 10/22/14	8,000,000	7,999,999
Toronto Dominion Bank (NY) 0.224%, 07/24/14 (a)	8,000,000	8,000,000
0.240%, 09/04/14	10,000,000	10,000,000
0.250%, 08/12/14	12,000,000	12,000,000
0.250%, 10/08/14	3,000,000	3,000,000
Westpac Banking Corp. (NY) 0.221%, 10/08/14 (a)	10,000,000	10,000,000
0.230%, 08/28/14 (a)	7,000,000	7,000,000
0.231%, 05/05/15	10,000,000	10,000,000

		429,399,910

Domestic Banks—5.7%
BMO Harris Bank N.A. 0.190%, 08/14/14	15,000,000	15,000,000
Citibank N.A. 0.230%, 11/07/14	10,000,000	10,000,000
State Street Bank & Trust Co. 0.200%, 09/08/14	5,000,000	5,000,000
Wells Fargo Bank N.A. 0.210%, 11/07/14	10,000,000	10,000,000
0.222%, 11/26/14 (a)	12,000,000	12,000,000
0.264%, 03/13/15 (a)	7,000,000	7,000,000
0.270%, 09/09/14 (a)	5,000,000	5,000,195
0.270%, 02/17/15 (a)	5,000,000	5,000,000
0.274%, 02/12/15 (a)	5,000,000	5,000,000

		74,000,195

Foreign Banks Eurodollar—1.8%
Australia & New Zealand Banking Group, Ltd. 0.222%, 02/25/15	10,000,000	10,000,000
National Australia Bank, Ltd. (London) 0.228%, 10/23/14	14,000,000	14,000,000

		24,000,000

Total Certificate of Deposit (Cost $527,400,105)		527,400,105

Financial Company Commercial Paper (b)—26.2%
ANZ New Zealand International, Ltd. (London) 0.241%, 06/04/15	5,000,000	5,000,000
BNZ International Funding, Ltd. 0.166%, 09/26/14	8,000,000	7,996,810
BPCE S.A. 0.101%, 07/01/14	30,000,000	30,000,000
0.246%, 08/01/14	7,000,000	6,998,493
Commonwealth Bank of Australia 0.228%, 11/20/14	3,000,000	3,000,000
0.230%, 03/23/15 (144A)	10,000,000	10,000,000
0.233%, 04/23/15	10,000,000	9,999,588
0.237%, 05/20/15	7,000,000	7,000,000
Credit Agricole N.A., Inc. 0.250%, 09/12/14	5,750,000	5,747,085

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Financial Company Commercial Paper (b)—(Continued)

Security Description	Principal Amount*	Value
Credit Suisse (NY) 0.297%, 11/25/14	5,500,000	$5,493,375
HSBC Bank plc 0.221%, 05/08/15	7,000,000	7,000,000
0.230%, 10/30/14	13,000,000	13,000,000
0.243%, 10/22/14 (144A)	13,000,000	13,000,000
0.251%, 09/09/14 (144A)	6,000,000	6,000,000
0.252%, 09/11/14	7,000,000	7,000,000
ING U.S. Funding LLC 0.250%, 09/02/14	16,000,000	15,993,000
Macquarie Bank, Ltd. 0.278%, 08/19/14	5,000,000	4,998,094
National Australia Funding Delaware, Inc. 0.222%, 03/13/15	5,000,000	5,000,000
0.224%, 03/10/15 (144A)	5,000,000	5,000,000
Nederlandse Waterschapsbank NV 0.201%, 08/13/14	10,000,000	10,000,000
0.231%, 11/03/14	8,000,000	8,000,000
0.265%, 07/30/14	2,000,000	2,000,032
0.268%, 07/28/14	2,000,000	2,000,030
Nordea Bank AB 0.214%, 08/26/14	10,000,000	9,996,656
0.238%, 08/12/14	15,000,000	14,995,800
NRW Bank 0.104%, 07/07/14	5,000,000	4,999,900
Skandinaviska Enskilda Banken AB 0.221%, 10/31/14	8,000,000	7,994,036
Societe Generale N.A., Inc. 0.024%, 07/03/14	40,000,000	39,999,922
Sumitomo Mitsui Banking Corp. 0.213%, 07/02/14	8,000,000	7,999,953
Svenska Handelsbanken, Inc. 0.170%, 09/05/14 (144A)	15,000,000	14,995,325
Union Bank N.A. 0.000%, 07/01/14	35,000,000	35,000,000
Westpac Banking Corp. 0.222%, 10/30/14	15,000,000	15,000,000

Total Financial Company Commercial Paper (Cost $341,208,099)		341,208,099

Asset Backed Commercial Paper (b)—18.4%
Alpine Securitization Corp. 0.000%, 07/01/14	20,000,000	20,000,000
Antalis U.S. Funding Corp. 0.227%, 08/08/14 (144A)	24,700,000	24,694,003
Bedford Row Funding Corp. 0.250%, 03/12/15	10,000,000	10,000,000
0.252%, 11/05/14	8,000,000	7,992,945
0.274%, 07/01/14	10,000,000	10,000,000
0.303%, 11/25/14	5,000,000	4,993,875
CAFCO LLC 0.236%, 08/04/14	8,500,000	8,498,073
0.238%, 08/12/14	7,500,000	7,497,900
0.239%, 08/19/14	8,000,000	7,997,387
Charta LLC 0.242%, 12/10/14	7,000,000	6,992,440
Collateralized Commercial Paper Co. LLC 0.281%, 09/24/14	10,000,000	9,993,389
Collateralized Commercial Paper II Co. LLC 0.275%, 08/01/14	10,000,000	9,997,589
0.284%, 07/02/14	6,000,000	5,999,953
CRC Funding LLC 0.148%, 08/05/14	5,000,000	4,999,271
Fairway Finance Co. LLC 0.061%, 07/01/14	4,262,000	4,262,000
0.182%, 08/06/14	10,000,000	10,000,000
Kells Funding LLC 0.230%, 10/15/14 (144A)	5,000,000	4,999,853
Liberty Street Funding LLC 0.061%, 07/01/14	35,000,000	35,000,000
LMA Americas LLC 0.139%, 07/07/14	10,000,000	9,999,733
Old Line Funding LLC 0.214%, 07/25/14	8,000,000	7,998,827
0.230%, 09/15/14	7,000,000	6,996,601
Working Capital Management Co. 0.104%, 07/07/14	21,000,000	20,999,580

Total Asset Backed Commercial Paper (Cost $239,913,419)		239,913,419

Treasury Debt—10.6%
U.S. Treasury Bills 0.022%, 07/31/14 (b)	20,000,000	19,999,633
0.051%, 10/16/14 (b)	5,000,000	4,999,242
0.075%, 08/21/14 (b)	7,763,000	7,762,175
0.083%, 09/11/14 (b)	15,000,000	14,997,525
0.102%, 05/28/15 (b)	10,000,000	9,990,760
0.114%, 06/25/15 (b)	11,700,000	11,686,874
0.127%, 03/05/15 (b)	13,750,000	13,738,111
U.S. Treasury Notes 0.250%, 10/31/14	31,000,000	31,017,895
2.375%, 10/31/14	24,000,000	24,180,174

Total Treasury Debt (Cost $138,372,389)		138,372,389

Government Agency Repurchase Agreement—1.8%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/14 at 0.150% to be repurchased at $23,943,100 on 07/01/14 collateralized by $40,419,716 Federal Home Loan Mortgage Corp. at 2.759% due 04/01/42 with a value of $24,661,290.	23,943,000	23,943,000

Total Government Agency Repurchase Agreement (Cost $23,943,000)		23,943,000

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Government Agency Debt—1.1%

Security Description	Principal Amount*	Value
Fannie Mae 0.121%, 02/27/15 (a)	15,000,000	$14,997,509

Total Government Agency Debt (Cost $14,997,509)		14,997,509

Other Note—0.9%
Svenska Handelsbanken AB 0.282%, 12/15/14 (144A) (a)	11,100,000	11,100,000

Total Other Note (Cost $11,100,000)		11,100,000

Other Commercial Paper—0.5%
CPPIB Capital, Inc. 0.303%, 02/09/15	7,000,000	6,986,992

Total Other Commercial Paper (Cost $6,986,992)		6,986,992

Total Investments—100.0% (Cost $1,303,921,513) (c)		1,303,921,513
Other assets and liabilities (net)—0.0%		(587,417)

Net Assets—100.0%		$1,303,334,096

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents current yield to maturity.
(c)	As of June 30, 2014, the aggregate cost of investments was $1,303,921,513.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $89,789,181, which is 6.9% of net assets.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Certificate of Deposit*	$—	$527,400,105	$—	$527,400,105
Financial Company Commercial Paper	—	341,208,099	—	341,208,099
Asset Backed Commercial Paper	—	239,913,419	—	239,913,419
Treasury Debt	—	138,372,389	—	138,372,389
Government Agency Repurchase Agreement	—	23,943,000	—	23,943,000
Government Agency Debt	—	14,997,509	—	14,997,509
Other Note	—	11,100,000	—	11,100,000
Other Commercial Paper	—	6,986,992	—	6,986,992
Total Investments	$—	$1,303,921,513	$—	$1,303,921,513

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at amortized cost	$1,303,921,513
Cash	7,633
Receivable for:
Fund shares sold	3,763,797
Interest	350,636

Total Assets	1,308,043,579
Liabilities
Payables for:
Fund shares redeemed	4,354,343
Accrued expenses:
Management fees	212,222
Deferred trustees’ fees	55,049
Other expenses	87,869

Total Liabilities	4,709,483

Net Assets	$1,303,334,096

Net assets consist of:
Paid in surplus	$1,303,382,300
Accumulated net investment loss	(52,948)
Accumulated net realized gain	4,744

Net Assets	$1,303,334,096

Net Assets
Class A	$518,761,875
Class B	579,143,052
Class E	205,429,169
Capital Shares Outstanding*
Class A	5,187,607
Class B	5,791,465
Class E	2,054,299
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.00
Class B	100.00
Class E	100.00

*	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$1,371,191

Total investment income	1,371,191
Expenses
Management fees	2,281,549
Administration fees	15,842
Custodian and accounting fees	62,322
Distribution and service fees—Class B	762,732
Distribution and service fees—Class E	167,070
Audit and tax services	11,874
Legal	13,558
Trustees’ fees and expenses	18,736
Shareholder reporting	42,746
Insurance	5,067
Miscellaneous	6,450

Total expenses	3,387,946
Less distribution and service fee waivers	(929,802)
Less management fee waiver	(1,086,953)

Net expenses	1,371,191

Net Investment Income	—

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$—	$—

Increase in net assets from operations	—	—

Decrease in net assets from capital share transactions	(121,425,857)	(208,038,907)

Total decrease in net assets	(121,425,857)	(208,038,907)

Net Assets
Beginning of period	1,424,759,953	1,632,798,860

End of period	$1,303,334,096	$1,424,759,953

Accumulated net investment loss
End of period	$(52,948)	$(52,948)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,562,698	$156,269,678	3,898,725	$389,872,252
Redemptions	(1,738,799)	(173,879,945)	(4,053,585)	(405,358,526)

Net decrease	(176,101)	$(17,610,267)	(154,860)	$(15,486,274)

Class B
Sales	1,504,305	$150,430,519	4,421,002	$442,100,037
Redemptions	(2,225,668)	(222,566,919)	(5,622,674)	(562,267,377)

Net decrease	(721,363)	$(72,136,400)	(1,201,672)	$(120,167,340)

Class E
Sales	541,986	$54,198,621	1,476,172	$147,617,026
Redemptions	(858,778)	(85,877,811)	(2,200,023)	(220,002,319)

Net decrease	(316,792)	$(31,679,190)	(723,851)	$(72,385,293)

Decrease derived from capital shares transactions		$(121,425,857)		$(208,038,907)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.00		0.00	0.00	0.00	0.01	0.42

Total from investment operations	0.00		0.00	0.00	0.00	0.01	0.42

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.01)	(0.42)

Total distributions	0.00		0.00	0.00	0.00	(0.01)	(0.42)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (b)	0.00	(c)	0.00	0.00	0.00	0.01	0.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.36	(d)	0.35	0.35	0.35	0.34	0.37
Net ratio of expenses to average net assets (%) (e)	0.20	(d)	0.23	0.28	0.26	0.30	0.36
Ratio of net investment income to average net assets (%)	0.00		0.00	0.00	0.00	0.01	0.45
Net assets, end of period (in millions)	$518.8		$536.4	$551.9	$707.8	$712.9	$1,023.8

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.00		0.00	0.00	0.00	0.00	0.25

Total from investment operations	0.00		0.00	0.00	0.00	0.00	0.25

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	(0.25)

Total distributions	0.00		0.00	0.00	0.00	0.00	(0.25)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (b)	0.00	(c)	0.00	0.00	0.00	0.00	0.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.60	0.60	0.60	0.59	0.62
Net ratio of expenses to average net assets (%) (e)	0.20	(d)	0.23	0.28	0.26	0.31	0.54
Ratio of net investment income to average net assets (%)	0.00		0.00	0.00	0.00	0.00	0.26
Net assets, end of period (in millions)	$579.1		$651.3	$771.5	$864.7	$793.6	$992.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.00		0.00	0.00	0.00	0.00	0.31

Total from investment operations	0.00		0.00	0.00	0.00	0.00	0.31

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	(0.31)

Total distributions	0.00		0.00	0.00	0.00	0.00	(0.31)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (b)	0.00	(c)	0.00	0.00	0.00	0.00	0.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	(d)	0.50	0.50	0.50	0.51	0.52
Net ratio of expenses to average net assets (%) (e)	0.20	(d)	0.23	0.28	0.26	0.34	0.48
Ratio of net investment income to average net assets (%)	0.00		0.00	0.00	0.00	0.00	0.35
Net assets, end of period (in millions)	$205.4		$237.1	$309.5	$373.7	$409.0	$10.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of the management fee waivers and voluntary distribution & services fee waiver (see Note 4 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Money Market Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Board of Trustees of the Trust (the “Board” or “Trustees”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

MSF-11

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to ordinary loss netting and short-term capital gains reclasses from ordinary income. These adjustments have no impact on net assets or the results of operation.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $23,943,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-12

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,281,549	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $1 billion

For the period April 29, 2013 through April 27, 2014, an identical expense agreement was in place. Pursuant to the expense agreement, $123,973 was waived for the six months ended June 30, 2014 and is included in the management fee waivers shown in the Statement of Operations.

In addition to the contractual fee waiver, MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to 12b-1 expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the six months ended June 30, 2014, $929,802 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $762,732 and Class E shares waived $167,070. In addition, during the six months ended June 30, 2014, $962,980 of management fees were voluntarily waived and are included in the management fee waivers shown in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee.

MSF-13

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

There were no distributions paid for the years ended December 31, 2013 and 2012.

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,744	$—	$—	$—	$—	$4,744

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and pre-enactment accumulated capital loss carryforwards.

7. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 8.40%, 8.27%, 8.37%, and 8.30%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 6.51%.

MARKET ENVIRONMENT / CONDITIONS

The fundamental catalysts for the market’s rise have not shifted from 2013, as decent earnings (albeit helped by “financial engineering”), mildly improving growth, and accommodative central bank policies continued to propel the bull market in stocks. A strong U.S. economy (notwithstanding tepid first quarter gross domestic product), a fragile but growing Eurozone, and a stable but slower growing Chinese economy continued to create a backdrop of low growth and low inflation. Lesser growth abroad is supportive of domestic equities by prolonging this environment which is spurring domestic growth. After a decade of being in the shadows of emerging markets, the U.S. has once again become a bright spot for growth. Courtesy of shrinking deficits, energy production growth, a manufacturing renaissance, and muted inflation pressures, U.S. equities have been outperforming the rest of the world.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Solid relative performance was driven by strong contributions from Information Technology (“IT”), Energy, and Health Care. IT was exceptionally strong and benefited from our focus on wireless mobility with NXP Semiconductors, SanDisk Corp., and Avago Technologies being notable performers. Additionally, given our ‘Growth at Reasonable Price’ discipline, we avoided a number of excessively valued stocks that witnessed severe corrections during the first half of the year. Specifically, avoiding pockets of excess in IT allowed our holdings to rise 19% during the first six months versus 5% for the sector average as many ultra-high priced stocks have suffered.

The Portfolio’s Energy exposure benefitted from a focus on investing in oil and gas exploration companies with strong shale production profiles such as Carrizzo Oil & Gas and Continental Resources. Health Care benefitted from our focus on investing in companies that help lower the cost of healthcare such as generic drug supplier Actavis or provide breakthrough technologies such as Ilumina and Alkermes.

Performance headwinds included Consumer Discretionary with weakness in retailers such as GNC, and Industrials with delayed capital spending hurting engineering & construction companies such as Jacobs Engineering and Chicago Bridge & Iron. Fortunately, these areas of challenge were well more than offset with the gains noted.

On the whole, at period end, we believe valuations were fair but no longer cheap with pockets of excess in certain areas. Earnings quality has been low the last few years with the strong contributions from expense cuts and share repurchases rather than revenue growth. However, we believe revenue growth and earnings quality will gain momentum with improved economic activity. While remaining disciplined about valuation, we continued to see attractive opportunities amid capital and business spending related sectors such as Industrials, IT and Energy. At the same time, we maintained balance in the Portfolio with a strong position in select areas of Health Care given appealing innovation and secular growth. We have been underweight the Consumer Discretionary space, which has proven beneficial year to date. However, a correction in many areas of the sector is presenting more favorable entry points for investments we are evaluating.

Our process continues to focus on companies with attractive business models, possessing company-specific catalysts to drive substantial earnings power while trading at attractive valuations. In the current low growth environment, the Portfolio has positioned behind secular beneficiaries that can gain share in growth markets and possess multiple levers to reward investors.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Frontier Mid Cap Growth Portfolio
Class A	8.40	29.23	17.76	8.31	—
Class B	8.27	28.91	17.46	8.03	—
Class D	8.37	29.13	17.64	—	6.80
Class E	8.30	29.04	17.59	8.16	—
Russell Midcap Growth Index	6.51	26.04	21.16	9.83	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/29/88, 4/26/04, 5/2/06, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
NXP Semiconductor NV	2.4
BE Aerospace, Inc.	2.3
IHS, Inc. - Class A	2.1
Perrigo Co. plc	2.0
Electronic Arts, Inc.	2.0
Carrizo Oil & Gas, Inc.	2.0
Kirby Corp.	1.9
Actavis plc	1.9
Starwood Hotels & Resorts Worldwide, Inc.	1.8
Eagle Materials, Inc.	1.8

Top Sectors

% of Net Assets
Information Technology	21.0
Industrials	19.5
Consumer Discretionary	19.3
Health Care	15.3
Energy	9.3
Financials	8.0
Materials	4.8
Consumer Staples	1.3
Telecommunication Services	0.9

MSF-2

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.75%	$1,000.00	$1,084.00	$3.88
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B(a)	Actual	1.00%	$1,000.00	$1,082.70	$5.16
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

Class D(a)	Actual	0.85%	$1,000.00	$1,083.70	$4.39
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class E(a)	Actual	0.90%	$1,000.00	$1,083.00	$4.65
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
BE Aerospace, Inc. (a)	290,010	$26,823,025

Airlines—3.0%
American Airlines Group, Inc. (a)	463,980	19,932,581
Spirit Airlines, Inc. (a)	229,208	14,495,114

		34,427,695

Auto Components—3.3%
Delphi Automotive plc	282,750	19,436,235
TRW Automotive Holdings Corp. (a)	211,490	18,932,585

		38,368,820

Automobiles—1.6%
Harley-Davidson, Inc.	262,610	18,343,309

Banks—2.2%
Signature Bank (a)	120,160	15,161,789
SVB Financial Group (a)	94,478	11,018,024

		26,179,813

Beverages—1.3%
Brown-Forman Corp. - Class B	160,280	15,093,568

Biotechnology—2.8%
Alkermes plc (a)	402,223	20,243,883
Incyte Corp., Ltd. (a)	212,513	11,994,234

		32,238,117

Capital Markets—2.5%
E*Trade Financial Corp. (a)	445,411	9,469,438
Raymond James Financial, Inc.	294,734	14,951,856
WisdomTree Investments, Inc. (a) (b)	380,180	4,699,024

		29,120,318

Chemicals—3.0%
Cytec Industries, Inc.	97,100	10,236,282
FMC Corp.	220,520	15,698,819
Sherwin-Williams Co. (The)	41,170	8,518,484

		34,453,585

Commercial Services & Supplies—2.6%
Copart, Inc. (a)	277,963	9,995,549
KAR Auction Services, Inc.	385,100	12,273,137
Stericycle, Inc. (a)	64,490	7,636,906

		29,905,592

Construction & Engineering—1.6%
Jacobs Engineering Group, Inc. (a)	209,230	11,147,774
MasTec, Inc. (a) (b)	249,561	7,691,470

		18,839,244

Construction Materials—1.8%
Eagle Materials, Inc.	227,211	21,421,453

Distributors—0.9%
LKQ Corp. (a)	409,060	10,917,811

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc. (a)	215,057	9,234,548

Diversified Telecommunication Services—0.9%
Cogent Communications Holdings, Inc.	300,313	10,375,814

Electronic Equipment, Instruments & Components—1.5%
Amphenol Corp. - Class A	184,848	17,808,256

Energy Equipment & Services—1.3%
Cameron International Corp. (a)	216,220	14,640,256

Health Care Equipment & Supplies—1.5%
Cooper Cos., Inc. (The)	132,650	17,978,055

Health Care Providers & Services—2.2%
Catamaran Corp. (a)	190,642	8,418,751
MEDNAX, Inc. (a)	300,908	17,497,800

		25,916,551

Health Care Technology—1.3%
Allscripts Healthcare Solutions, Inc. (a)	492,380	7,902,699
Cerner Corp. (a)	132,090	6,813,202

		14,715,901

Hotels, Restaurants & Leisure—4.2%
Chipotle Mexican Grill, Inc. (a)	10,580	6,268,756
Dunkin’ Brands Group, Inc. (b)	204,990	9,390,592
MGM Resorts International (a)	463,700	12,241,680
Starwood Hotels & Resorts Worldwide, Inc.	266,170	21,511,859

		49,412,887

Household Durables—0.7%
Harman International Industries, Inc.	81,600	8,766,288

Insurance—3.3%
Allied World Assurance Co. Holdings AG	221,208	8,410,328
Aon plc	205,411	18,505,477
Arthur J. Gallagher & Co.	238,910	11,133,206

		38,049,011

Internet & Catalog Retail—0.6%
Netflix, Inc. (a)	15,740	6,935,044

Internet Software & Services—1.4%
Akamai Technologies, Inc. (a)	187,380	11,441,423
Yelp, Inc. (a) (b)	65,540	5,025,607

		16,467,030

IT Services—5.3%
Alliance Data Systems Corp. (a) (b)	74,029	20,820,656
Gartner, Inc. (a)	109,537	7,724,549
Global Payments, Inc.	187,530	13,661,561

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Jack Henry & Associates, Inc.	167,670	$9,964,628
WEX, Inc. (a)	94,340	9,902,870

		62,074,264

Life Sciences Tools & Services—2.4%
Covance, Inc. (a)	105,390	9,019,276
Illumina, Inc. (a) (b)	103,810	18,534,238

		27,553,514

Machinery—3.0%
Pall Corp.	129,454	11,054,077
Pentair plc	172,937	12,472,217
Wabtec Corp.	136,990	11,314,004

		34,840,298

Marine—1.9%
Kirby Corp. (a)	192,490	22,548,279

Media—2.0%
Discovery Communications, Inc. - Class A (a)	137,579	10,219,368
Imax Corp. (a) (b)	445,330	12,682,999

		22,902,367

Oil, Gas & Consumable Fuels—8.0%
Cabot Oil & Gas Corp.	466,400	15,922,896
Carrizo Oil & Gas, Inc. (a)	328,251	22,734,664
Concho Resources, Inc. (a)	117,750	17,014,875
Continental Resources, Inc. (a) (b)	129,780	20,510,431
EP Energy Corp. - Class A (a)	338,200	7,795,510
SandRidge Energy, Inc. (a) (b)	1,351,720	9,664,798

		93,643,174

Pharmaceuticals—5.2%
Actavis plc (a)	96,744	21,578,749
Mylan, Inc. (a)	287,640	14,830,718
Perrigo Co. plc	163,219	23,790,802

		60,200,269

Professional Services—2.1%
IHS, Inc. - Class A (a)	177,950	24,142,476

Road & Rail—2.2%
Genesee & Wyoming, Inc. - Class A (a)	163,005	17,115,525
J.B. Hunt Transport Services, Inc.	123,700	9,126,586

		26,242,111

Semiconductors & Semiconductor Equipment—6.3%
Atmel Corp. (a)	956,920	8,966,340
Avago Technologies, Ltd.	239,798	17,282,242
Lam Research Corp.	176,684	11,940,305
NXP Semiconductor NV (a)	428,584	28,363,689
Xilinx, Inc.	157,250	7,439,498

		73,992,074

Software—4.7%
Cadence Design Systems, Inc. (a) (b)	1,105,116	19,328,479
Electronic Arts, Inc. (a)	650,350	23,328,054
Fortinet, Inc. (a)	369,931	9,296,366
Zynga, Inc. - Class A (a)	1,041,350	3,342,734

		55,295,633

Specialty Retail—4.0%
Advance Auto Parts, Inc.	97,840	13,200,573
DSW, Inc. - Class A	126,300	3,528,822
O’Reilly Automotive, Inc. (a)	132,630	19,974,078
Tiffany & Co.	95,930	9,616,982

		46,320,455

Technology Hardware, Storage & Peripherals—1.7%
SanDisk Corp.	189,300	19,768,599

Textiles, Apparel & Luxury Goods—1.2%
VF Corp.	219,890	13,853,070

Trading Companies & Distributors—0.8%
WESCO International, Inc. (a) (b)	105,390	9,103,588

Total Common Stocks (Cost $908,807,841)		1,158,912,162

Short-Term Investments—9.1%

Mutual Fund—8.2%
State Street Navigator Securities Lending MET Portfolio (c)	94,926,132	94,926,132

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $10,469,098 on 07/01/14, collateralized by $10,680,000 Federal Home Loan Bank at 0.150% due 03/30/15 with a value of $10,680,000.	10,469,098	10,469,098

Total Short-Term Investments (Cost $105,395,230)		105,395,230

Total Investments—108.5% (Cost $1,014,203,071) (d)		1,264,307,392
Other assets and liabilities (net)—(8.5)%		(98,730,797)

Net Assets—100.0%		$1,165,576,595

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $106,987,316 and the collateral received consisted of cash in the amount of $94,926,132 and non-cash collateral with a value of $13,938,401. The cash collateral is

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,014,203,071. The aggregate unrealized appreciation and depreciation of investments were $261,797,607 and $(11,693,286), respectively, resulting in net unrealized appreciation of $250,104,321.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,158,912,162	$—	$—	$1,158,912,162
Short-Term Investments
Mutual Fund	94,926,132	—	—	94,926,132
Repurchase Agreement	—	10,469,098	—	10,469,098
Total Short-Term Investments	94,926,132	10,469,098	—	105,395,230
Total Investments	$1,253,838,294	$10,469,098	$—	$1,264,307,392

Collateral for securities loaned (Liability)	$—	$(94,926,132)	$—	$(94,926,132)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,264,307,392
Cash	983,112
Receivable for:
Investments sold	3,583,542
Fund shares sold	114,299
Dividends	397,600

Total Assets	1,269,385,945
Liabilities
Collateral for securities loaned	94,926,132
Payables for:
Investments purchased	7,295,181
Fund shares redeemed	726,652
Accrued expenses:
Management fees	666,984
Distribution and service fees	51,843
Deferred trustees’ fees	89,099
Other expenses	53,459

Total Liabilities	103,809,350

Net Assets	$1,165,576,595

Net assets consist of:
Paid in surplus	$802,655,940
Accumulated net investment loss	(1,064,548)
Accumulated net realized gain	113,880,882
Unrealized appreciation on investments	250,104,321

Net Assets	$1,165,576,595

Net Assets
Class A	$842,179,710
Class B	205,529,331
Class D	106,221,503
Class E	11,646,051
Capital Shares Outstanding*
Class A	23,161,107
Class B	6,039,436
Class D	2,955,817
Class E	324,834
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$36.36
Class B	34.03
Class D	35.94
Class E	35.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,014,203,071.
(b)	Includes securities loaned at value of $106,987,316.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$3,367,474
Securities lending income	497,668

Total investment income	3,865,142
Expenses
Management fees	4,401,479
Administration fees	14,504
Custodian and accounting fees	47,042
Distribution and service fees—Class B	249,628
Distribution and service fees—Class D	52,552
Distribution and service fees—Class E	8,508
Audit and tax services	19,134
Legal	13,587
Trustees’ fees and expenses	20,308
Shareholder reporting	145,513
Insurance	3,537
Miscellaneous	6,451

Total expenses	4,982,243
Less management fee waiver	(54,475)
Less broker commission recapture	(63,929)

Net expenses	4,863,839

Net Investment Loss	(998,697)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	114,610,219
Futures contracts	(366,053)

Net realized gain	114,244,166

Net change in unrealized depreciation on investments	(18,824,779)

Net realized and unrealized gain	95,419,387

Net Increase in Net Assets From Operations	$94,420,690

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(998,697)	$(668,407)
Net realized gain	114,244,166	121,972,380
Net change in unrealized appreciation (depreciation)	(18,824,779)	187,726,392

Increase in net assets from operations	94,420,690	309,030,365

From Distributions to Shareholders
Net investment income
Class A	0	(10,148,727)
Class B	0	(1,011,597)
Class D	0	(1,225,160)
Class E	0	(126,525)
Net realized capital gains
Class A	(86,686,736)	(19,126,447)
Class B	(18,668,169)	(2,305,500)
Class D	(9,371,524)	(2,521,064)
Class E	(1,005,877)	(269,552)

Total distributions	(115,732,306)	(36,734,572)

Increase (decrease) in net assets from capital share transactions	(116,382,767)	265,115,462

Total increase (decrease) in net assets	(137,694,383)	537,411,255

Net Assets
Beginning of period	1,303,270,978	765,859,723

End of period	$1,165,576,595	$1,303,270,978

Accumulated (distributions in excess of) net investment loss
End of period	$(1,064,548)	$(65,851)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	354,658	$12,460,842	6,356,029	$200,658,424
Shares issued through acquisition	0	0	2,821,283	85,795,220
Reinvestments	2,586,891	86,686,736	989,361	29,275,174
Redemptions	(6,410,997)	(221,840,876)	(3,301,717)	(107,258,219)

Net increase (decrease)	(3,469,448)	$(122,693,298)	6,864,956	$208,470,599

Class B
Sales	195,785	$6,731,609	259,826	$8,047,547
Shares issued through acquisition	0	0	3,508,655	100,768,563
Reinvestments	594,906	18,668,169	118,680	3,317,097
Redemptions	(555,038)	(19,199,835)	(1,158,635)	(36,083,506)

Net increase	235,653	$6,199,943	2,728,526	$76,049,701

Class D
Sales	59,524	$2,120,209	126,997	$4,059,104
Reinvestments	282,871	9,371,524	127,814	3,746,224
Redemptions	(317,668)	(11,443,585)	(813,613)	(25,910,235)

Net increase (decrease)	24,727	$48,148	(558,802)	$(18,104,907)

Class E
Sales	6,518	$233,707	17,095	$550,306
Reinvestments	30,435	1,005,877	13,537	396,077
Redemptions	(32,371)	(1,177,144)	(70,032)	(2,246,314)

Net increase (decrease)	4,582	$62,440	(39,400)	$(1,299,931)

Increase (decrease) derived from capital shares transactions		$(116,382,767)		$265,115,462

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$36.90		$28.92		$26.06	$26.94	$23.38	$15.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.00	)(b)	0.34	0.02	0.10	0.02
Net realized and unrealized gain (loss) on investments	2.83		9.18		2.52	(0.82)	3.48	7.72

Total from investment operations	2.81		9.18		2.86	(0.80)	3.58	7.74

Less Distributions
Distributions from net investment income	0.00		(0.42)		0.00	(0.08)	(0.02)	(0.04)
Distributions from net realized capital gains	(3.35)		(0.78)		0.00	0.00	0.00	0.00

Total distributions	(3.35)		(1.20)		0.00	(0.08)	(0.02)	(0.04)

Net Asset Value, End of Period	$36.36		$36.90		$28.92	$26.06	$26.94	$23.38

Total Return (%) (c)	8.40	(d)	32.77		10.97	(3.00)	15.30	49.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(e)	0.75		0.78	0.77	0.77	0.79
Net ratio of expenses to average net assets (%) (f)	0.75	(e)	0.74		0.78	0.77	0.77	0.79
Ratio of net investment income (loss) to average net assets (%)	(0.11	)(e)	(0.01)		1.21	0.09	0.40	0.11
Portfolio turnover rate (%)	23	(d)	120		78	111	91	55
Net assets, end of period (in millions)	$842.2		$982.6		$571.6	$568.2	$644.6	$622.8

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$34.79		$27.33		$24.69	$25.54	$22.21	$14.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)		(0.08)		0.26	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	2.65		8.66		2.38	(0.79)	3.29	7.33

Total from investment operations	2.59		8.58		2.64	(0.83)	3.33	7.31

Less Distributions
Distributions from net investment income	0.00		(0.34)		0.00	(0.02)	0.00	0.00
Distributions from net realized capital gains	(3.35)		(0.78)		0.00	0.00	0.00	0.00

Total distributions	(3.35)		(1.12)		0.00	(0.02)	0.00	0.00

Net Asset Value, End of Period	$34.03		$34.79		$27.33	$24.69	$25.54	$22.21

Total Return (%) (c)	8.27	(d)	32.43		10.69	(3.24)	14.99	49.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(e)	1.00		1.03	1.02	1.02	1.04
Net ratio of expenses to average net assets (%) (f)	1.00	(e)	0.99		1.03	1.02	1.02	1.04
Ratio of net investment income (loss) to average net assets (%)	(0.35	)(e)	(0.25)		0.98	(0.15)	0.18	(0.13)
Portfolio turnover rate (%)	23	(d)	120		78	111	91	55
Net assets, end of period (in millions)	$205.5		$201.9		$84.1	$81.1	$83.4	$67.6
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$36.52		$28.63	$25.82	$26.71	$23.19	$15.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.04)	0.30	(0.01)	0.07	0.00 (b)
Net realized and unrealized gain (loss) on investments	2.81		9.09	2.51	(0.82)	3.45	7.66

Total from investment operations	2.77		9.05	2.81	(0.83)	3.52	7.66

Less Distributions
Distributions from net investment income	0.00		(0.38)	0.00	(0.06)	0.00	(0.01)
Distributions from net realized capital gains	(3.35)		(0.78)	0.00	0.00	0.00	0.00

Total distributions	(3.35)		(1.16)	0.00	(0.06)	0.00	(0.01)

Net Asset Value, End of Period	$35.94		$36.52	$28.63	$25.82	$26.71	$23.19

Total Return (%) (c)	8.37	(d)	32.63	10.88	(3.14)	15.18	49.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.88	0.87	0.87	0.89
Net ratio of expenses to average net assets (%) (f)	0.85	(e)	0.84	0.88	0.87	0.87	0.89
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(e)	(0.13)	1.06	(0.03)	0.29	0.01
Portfolio turnover rate (%)	23	(d)	120	78	111	91	55
Net assets, end of period (in millions)	$106.2		$107.1	$99.9	$113.9	$148.1	$152.3

	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$36.46		$28.58	$25.79	$26.68	$23.16	$15.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		(0.06)	0.29	(0.02)	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	2.79		9.09	2.50	(0.82)	3.47	7.64

Total from investment operations	2.74		9.03	2.79	(0.84)	3.52	7.63

Less Distributions
Distributions from net investment income	0.00		(0.37)	0.00	(0.05)	0.00	0.00
Distributions from net realized capital gains	(3.35)		(0.78)	0.00	0.00	0.00	0.00

Total distributions	(3.35)		(1.15)	0.00	(0.05)	0.00	0.00

Net Asset Value, End of Period	$35.85		$36.46	$28.58	$25.79	$26.68	$23.16

Total Return (%) (c)	8.30	(d)	32.59	10.82	(3.19)	15.20	49.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(e)	0.90	0.93	0.92	0.92	0.94
Net ratio of expenses to average net assets (%) (f)	0.90	(e)	0.89	0.93	0.92	0.92	0.94
Ratio of net investment income (loss) to average net assets (%)	(0.25	)(e)	(0.17)	1.04	(0.07)	0.23	(0.03)
Portfolio turnover rate (%)	23	(d)	120	78	111	91	55
Net assets, end of period (in millions)	$11.6		$11.7	$10.3	$10.9	$13.9	$15.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-12

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, passive foreign investment companies (PFICs), return of capital basis adjustments, and partnership adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $10,469,098, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MSF-13

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $111,486,869 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $366,053 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$283,961,959	$0	$519,074,868

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $32,655,151 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$4,401,479	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $250 million

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and

MSF-15

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$12,512,009	$—	$24,222,563	$—	$36,734,572	$—

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$65,383,574	$50,173,330	$268,741,219	$—	$384,298,123

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, Class D and Class E net assets of $770,948,460, $87,526,126, $100,247,347 and $10,678,097, respectively, acquired all of the assets and liabilities of Turner Mid Cap Growth Portfolio of the Met Investors Series Trust (“Turner Mid Cap Growth”).

The acquisition was accomplished by a tax-free exchange of 2,821,283 Class A shares of the Portfolio (valued at $85,795,220) for 10,021,231 Class A shares of Turner Mid Cap Growth and 3,508,655 Class B shares of the Portfolio (valued at $100,768,563) for 12,227,115 of Class B shares of Turner Mid Cap Growth. Each shareholder of Turner Mid Cap Growth received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Turner Mid Cap Growth may have been purchased or sold prior to the

MSF-16

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Turner Mid Cap Growth. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Turner Mid Cap Growth’s net assets on April 26, 2013, were $85,795,220 and $100,768,563 for Class A and Class B shares, respectively, including investments valued at $186,797,884 with a cost basis of $180,617,211. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Turner Mid Cap Growth were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,155,963,813, which included $6,180,673 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment loss	$(837,902	)(a)
Net realized and unrealized gain on investments	325,035,491	(b)

Net increase in net assets from operations	$324,197,589

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Turner Mid Cap Growth that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$668,407 net investment loss as reported December 31, 2013, minus $278,402 from Turner Mid Cap Growth pre-merger net investment loss, plus $74,459 in lower advisory fees, plus $34,448 of pro-forma eliminated other expenses.
(b)	$268,929,100 unrealized appreciation as reported December 31, 2013, minus $91,035,845 pro-forma December 31, 2012 unrealized appreciation, plus $121,972,380 net realized gain as reported December 31, 2013, plus $25,169,856 in net realized gain from Turner Mid Cap Growth pre-merger.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Jennison Growth Portfolio returned 3.88%, 3.73%, and 3.80%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 6.31%.

MARKET ENVIRONMENT / CONDITIONS

U.S. gross domestic product (GDP) contracted 2.1% in the first quarter of 2014 as severe winter weather took a toll on consumer spending, housing, and confidence. Economic activity appeared to have rebounded to trend-line growth in the second half of the reporting period. Advances in equity markets suggested that investors viewed the weak start to the year as a temporary pause rather than a threat to modest growth. Most indexes ended the reporting period at or near record levels, bolstered by continued strength in corporate profits and conviction in the economy’s underlying health. The Federal Reserve began to taper its quantitative stimulus, reflecting confidence in the sustainability of improving economic activity and labor market conditions. However, it signaled that monetary tightening would probably not begin before mid-2015. Oil prices crept higher as the political situation in Iraq deteriorated. China’s economic rebasing continued apace, with signs of stress in the asset-intensive housing sector increasing. Europe contended with fallout from the Ukraine-Russia standoff.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio performance suffered during a sharp rotational shift away from risk assets and a correction in many higher-valuation stocks midway through the reporting period. However, earnings reports largely validated our fundamental conviction in Portfolio holdings, and we made few changes in positioning. Our long-term focus paid off, as performance rebounded in May and June, making up much of the underperformance in the two previous months.

Consumer Staples holdings overall hurt Portfolio returns. Whole Foods Market’s earnings and revenue came in below consensus estimates, and management cut its profit guidance, reflecting intensifying competition in the market for organic and natural foods. The company’s aggressive expansion through new stores and acquisitions as well as its investment in more competitive pricing is limiting margin upside.

Information Technology positions lagged the benchmark sector, as declines in MasterCard, LinkedIn, and Splunk had the effect of moderating gains in Apple and Facebook. MasterCard’s weakness reflected disappointing financial results, concerns about foreign-exchange headwinds, and uncertainties about European Union payment regulation. We expect MasterCard to continue to benefit from the secular shift from cash to electronic credit and debit transactions.

LinkedIn saw solid earnings and revenue, as well as strong member growth and engagement metrics. However, the company’s increased investment in its business, which includes expansion into China, could limit shorter-term margin improvement while driving longer-term revenue growth and margin expansion.

Splunk was hurt by a broad sell-off of high-multiple software growth stocks. The company’s revenue and operating margin exceeded expectations, and Splunk raised its revenue guidance. The company makes software that allows businesses to mine and make sense of burgeoning amounts of digital data. At period end, we continued to view Splunk as well positioned to benefit from the explosion in operational intelligence.

Apple’s revenue and earnings strength reflected expanding global acceptance of its platform, especially in China, where iPhone sales surged after becoming available through China’s largest phone service provider. We expect that upcoming product cycles will sustain attractive revenue growth.

Facebook reported accelerated revenue growth and user engagement, outperforming raised expectations. We believe the company’s preeminent Internet-based social network has a dominance that no rival can easily match and a network effect that creates formidable barriers to entry.

Health Care holdings were strong positive contributors to Portfolio return. Allergan rose on news of a takeover bid. Its leading products include Botox (medical aesthetics, urinary irregularities, migraine headaches, muscle stiffness) and Restasis (chronic dry eye). Sales of Victoza, one of Novo Nordisk’s key insulin products, were strong, alleviating concerns about the potential negative effect of formulary changes. We expect the company’s diabetes product pipeline to foster long-term market share gains. Vertex Pharmaceuticals climbed on news that a combination of two of its drugs effectively treated cystic fibrosis (CF) in Phase 3 clinical trials, potentially clearing the way for approval of a new treatment option for nearly half the patients with the genetic disease. Vertex won approval for one of the drugs, Kalydeco, in 2012. Kalydeco works for about 4% of CF patients, those with an uncommon mutation. The combination, consisting of Kalydeco and experimental drug Lumacaftor, would be applicable to nearly 50% of CF patients, those with a much more common mutation.

Energy positions were strong performers, as well, during the reporting period. Schlumberger, the world’s largest oil services company, announced long-term business targets that suggest a compound annual earnings growth rate of 17-20% over the next five years. We believe Schlumberger stands to benefit from increased industry activity, especially deepwater drilling and hydraulic fracturing, that favors its technologies and services, which we view as best-in-class.

EOG Resources continued to execute well during 2014, and, like other exploration and production companies, benefited from rising natural gas prices.

MSF-1

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio is constructed through individual stock selection, based on the fundamentals of individual companies. Over the course of the first six months of 2014, the Portfolio’s weight increased in Health Care and Consumer Discretionary, and decreased in Consumer Staples. Relative to the Russell 1000 Growth Index benchmark, the Portfolio remained overweight Consumer Discretionary and Health Care, and underweight Consumer Staples and Industrials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	3.88	30.43	18.05	8.59	—
Class B	3.73	30.16	17.74	8.32	—
Class E	3.80	30.27	17.87	—	9.33
Russell 1000 Growth Index	6.31	26.92	19.24	8.20	—

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 5/1/02, 5/1/02, and 4/27/05, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Apple, Inc.	4.7
MasterCard, Inc. - Class A	3.4
Facebook, Inc. - Class A	2.8
Amazon.com, Inc.	2.7
Biogen Idec, Inc.	2.6
Schlumberger, Ltd.	2.6
Priceline Group, Inc. (The)	2.4
Visa, Inc. - Class A	2.3
Monsanto Co.	2.1
NIKE, Inc. - Class B	2.1

Top Sectors

% of Net Assets
Information Technology	28.8
Consumer Discretionary	28.3
Health Care	19.5
Industrials	7.9
Energy	5.6
Financials	3.8
Consumer Staples	3.4
Materials	2.1

MSF-3

Metropolitan Series Fund

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.54%	$1,000.00	$1,038.80	$2.73
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class B(a)	Actual	0.79%	$1,000.00	$1,037.30	$3.99
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E(a)	Actual	0.69%	$1,000.00	$1,038.00	$3.49
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.0%
Boeing Co. (The)	413,182	$52,569,146
Precision Castparts Corp.	225,397	56,890,203
United Technologies Corp.	408,649	47,178,527

		156,637,876

Automobiles—1.1%
Tesla Motors, Inc. (a) (b)	150,353	36,093,741

Biotechnology—9.5%
Alexion Pharmaceuticals, Inc. (a)	371,377	58,027,656
Biogen Idec, Inc. (a)	255,589	80,589,768
Celgene Corp. (a)	532,166	45,702,416
Gilead Sciences, Inc. (a)	635,176	52,662,442
Intercept Pharmaceuticals, Inc. (a) (b)	59,566	14,095,103
Vertex Pharmaceuticals, Inc. (a)	489,434	46,339,611

		297,416,996

Capital Markets—2.4%
Goldman Sachs Group, Inc. (The)	221,311	37,056,314
Morgan Stanley	1,244,023	40,219,263

		77,275,577

Chemicals—2.1%
Monsanto Co.	519,453	64,796,567

Energy Equipment & Services—2.5%
Schlumberger, Ltd.	681,652	80,400,853

Food & Staples Retailing—1.9%
Costco Wholesale Corp.	467,709	53,861,368
Whole Foods Market, Inc.	139,920	5,405,110

		59,266,478

Food Products—1.5%
Mondelez International, Inc. - Class A	1,276,208	47,998,183

Health Care Equipment & Supplies—1.4%
Abbott Laboratories	1,059,638	43,339,194

Health Care Providers & Services—0.6%
Express Scripts Holding Co. (a)	265,488	18,406,283

Hotels, Restaurants & Leisure—5.4%
Chipotle Mexican Grill, Inc. (a)	57,117	33,842,393
Dunkin’ Brands Group, Inc. (b)	615,480	28,195,139
Las Vegas Sands Corp.	397,454	30,293,944
Marriott International, Inc. - Class A	594,317	38,095,720
Starbucks Corp.	526,305	40,725,481

		171,152,677

Internet & Catalog Retail—7.3%
Amazon.com, Inc. (a)	262,592	85,284,630
Netflix, Inc. (a)	100,196	44,146,357
Priceline Group, Inc. (The) (a)	62,818	75,570,054

Internet & Catalog Retail—(Continued)
TripAdvisor, Inc. (a)	233,088	25,327,342

		230,328,383

Internet Software & Services—9.1%
Facebook, Inc. - Class A (a)	1,287,681	86,648,054
Google, Inc. - Class A (a)	105,359	61,600,247
Google, Inc. - Class C (a)	107,868	62,054,303
LinkedIn Corp. - Class A (a)	263,216	45,133,648
Pandora Media, Inc. (a) (b)	349,614	10,313,613
Twitter, Inc. (a)	448,063	18,357,141
Youku Tudou, Inc. (ADR) (a) (b)	120,041	2,864,178

		286,971,184

IT Services—6.0%
Accenture plc - Class A	114,091	9,223,116
MasterCard, Inc. - Class A	1,437,857	105,639,354
Visa, Inc. - Class A	344,474	72,584,117

		187,446,587

Life Sciences Tools & Services—1.6%
Illumina, Inc. (a) (b)	281,101	50,187,773

Media—3.8%
Discovery Communications, Inc. - Class A (a)	400,218	29,728,193
Twenty-First Century Fox, Inc. - Class A	929,591	32,675,124
Walt Disney Co. (The)	654,881	56,149,497

		118,552,814

Oil, Gas & Consumable Fuels—3.1%
Concho Resources, Inc. (a)	332,539	48,051,886
EOG Resources, Inc.	413,014	48,264,816

		96,316,702

Pharmaceuticals—6.5%
Allergan, Inc.	169,069	28,609,856
Bristol-Myers Squibb Co.	1,023,445	49,647,317
Merck & Co., Inc.	750,585	43,421,342
Novo Nordisk A/S (ADR)	1,295,487	59,838,545
Perrigo Co. plc	158,240	23,065,062

		204,582,122

Real Estate Investment Trusts—1.3%
American Tower Corp.	448,072	40,317,519

Road & Rail—2.9%
Canadian Pacific Railway, Ltd.	262,114	47,479,330
Union Pacific Corp.	444,111	44,300,072

		91,779,402

Semiconductors & Semiconductor Equipment—0.9%
ARM Holdings plc (ADR)	616,463	27,888,786

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—8.1%
Adobe Systems, Inc. (a)	572,989	$41,461,484
FireEye, Inc. (a) (b)	225,103	9,127,927
Red Hat, Inc. (a)	787,635	43,532,586
Salesforce.com, Inc. (a)	959,809	55,745,707
Splunk, Inc. (a)	513,704	28,423,242
Tableau Software, Inc. - Class A (a) (b)	93,844	6,693,893
VMware, Inc. - Class A (a) (b)	408,571	39,553,758
Workday, Inc. - Class A (a) (b)	351,499	31,585,700

		256,124,297

Specialty Retail—5.4%
Inditex S.A.	375,535	57,906,662
O’Reilly Automotive, Inc. (a)	144,453	21,754,622
Tiffany & Co.	311,840	31,261,960
TJX Cos., Inc. (The)	1,082,562	57,538,170

		168,461,414

Technology Hardware, Storage & Peripherals—4.7%
Apple, Inc.	1,598,519	148,550,371

Textiles, Apparel & Luxury Goods—5.3%
Michael Kors Holdings, Ltd. (a)	353,411	31,329,885
NIKE, Inc. - Class B	833,687	64,652,427
Swatch Group AG (The)	48,846	29,502,467
Under Armour, Inc. - Class A (a) (b)	674,767	40,141,889

		165,626,668

Total Common Stocks (Cost $2,160,898,836)		3,125,918,447

Short-Term Investments—6.5%

Mutual Fund—5.7%
State Street Navigator Securities Lending MET Portfolio (c)	178,183,746	178,183,746

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $23,979,296 on 07/01/14, collateralized by $23,895,000 U.S. Treasury Note at 2.375% due 02/28/15 with a value of $24,462,506.	23,979,296	23,979,296

Total Short-Term Investments (Cost $202,163,042)		202,163,042

Total Investments—105.9% (Cost $2,363,061,878) (d)		3,328,081,489
Other assets and liabilities (net)—(5.9)%		(185,073,192)

Net Assets—100.0%		$3,143,008,297

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $175,907,262 and the collateral received consisted of cash in the amount of $178,183,746. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $2,363,061,878. The aggregate unrealized appreciation and depreciation of investments were $987,243,081 and $(22,223,470), respectively, resulting in net unrealized appreciation of $965,019,611.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$156,637,876	$—	$—	$156,637,876
Automobiles	36,093,741	—	—	36,093,741
Biotechnology	297,416,996	—	—	297,416,996
Capital Markets	77,275,577	—	—	77,275,577
Chemicals	64,796,567	—	—	64,796,567
Energy Equipment & Services	80,400,853	—	—	80,400,853
Food & Staples Retailing	59,266,478	—	—	59,266,478
Food Products	47,998,183	—	—	47,998,183
Health Care Equipment & Supplies	43,339,194	—	—	43,339,194
Health Care Providers & Services	18,406,283	—	—	18,406,283
Hotels, Restaurants & Leisure	171,152,677	—	—	171,152,677
Internet & Catalog Retail	230,328,383	—	—	230,328,383
Internet Software & Services	286,971,184	—	—	286,971,184
IT Services	187,446,587	—	—	187,446,587
Life Sciences Tools & Services	50,187,773	—	—	50,187,773
Media	118,552,814	—	—	118,552,814
Oil, Gas & Consumable Fuels	96,316,702	—	—	96,316,702
Pharmaceuticals	204,582,122	—	—	204,582,122
Real Estate Investment Trusts	40,317,519	—	—	40,317,519
Road & Rail	91,779,402	—	—	91,779,402
Semiconductors & Semiconductor Equipment	27,888,786	—	—	27,888,786
Software	256,124,297	—	—	256,124,297
Specialty Retail	110,554,752	57,906,662	—	168,461,414
Technology Hardware, Storage & Peripherals	148,550,371	—	—	148,550,371
Textiles, Apparel & Luxury Goods	136,124,201	29,502,467	—	165,626,668
Total Common Stocks	3,038,509,318	87,409,129	—	3,125,918,447
Short-Term Investments
Mutual Fund	178,183,746	—	—	178,183,746
Repurchase Agreement	—	23,979,296	—	23,979,296
Total Short-Term Investments	178,183,746	23,979,296	—	202,163,042
Total Investments	$3,216,693,064	$111,388,425	$—	$3,328,081,489

Collateral for securities loaned (Liability)	$—	$(178,183,746)	$—	$(178,183,746)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$3,328,081,489
Receivable for:
Investments sold	9,383,999
Fund shares sold	59,072
Dividends	1,574,931

Total Assets	3,339,099,491
Liabilities
Collateral for securities loaned	178,183,746
Payables for:
Investments purchased	11,618,003
Fund shares redeemed	4,437,318
Accrued expenses:
Management fees	1,327,121
Distribution and service fees	194,735
Deferred trustees’ fees	117,476
Other expenses	212,795

Total Liabilities	196,091,194

Net Assets	$3,143,008,297

Net assets consist of:
Paid in surplus	$1,934,178,305
Undistributed net investment income	3,106,868
Accumulated net realized gain	240,702,761
Unrealized appreciation on investments and foreign currency transactions	965,020,363

Net Assets	$3,143,008,297

Net Assets
Class A	$2,178,279,280
Class B	952,432,401
Class E	12,296,616
Capital Shares Outstanding*
Class A	140,919,521
Class B	62,225,661
Class E	798,610
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.46
Class B	15.31
Class E	15.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,363,061,878.
(b)	Includes securities loaned at value of $175,907,262.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$12,545,573
Securities lending income	495,873

Total investment income	13,041,446
Expenses
Management fees	9,338,697
Administration fees	36,283
Custodian and accounting fees	153,309
Distribution and service fees—Class B	1,166,890
Distribution and service fees—Class E	9,150
Audit and tax services	20,662
Legal	13,558
Trustees’ fees and expenses	19,978
Shareholder reporting	100,983
Insurance	9,914
Miscellaneous	6,450

Total expenses	10,875,874
Less management fee waiver	(1,186,597)
Less broker commission recapture	(58,621)

Net expenses	9,630,656

Net Investment Income	3,410,790

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	242,143,962
Foreign currency transactions	(19,328)

Net realized gain	242,124,634

Net change in unrealized depreciation on:
Investments	(130,327,506)
Foreign currency transactions	(3,372)

Net change in unrealized depreciation	(130,330,878)

Net realized and unrealized gain	111,793,756

Net Increase in Net Assets From Operations	$115,204,546

(a)	Net of foreign withholding taxes of $360,533.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,410,790	$6,531,088
Net realized gain	242,124,634	242,226,735
Net change in unrealized appreciation (depreciation)	(130,330,878)	661,110,220

Increase in net assets from operations	115,204,546	909,868,043

From Distributions to Shareholders
Net investment income
Class A	(5,936,824)	(8,081,431)
Class B	(296,189)	(1,843,777)
Class E	(14,912)	(34,556)
Net realized capital gains
Class A	(120,715,426)	(19,836,239)
Class B	(50,589,027)	(8,889,638)
Class E	(670,256)	(126,083)

Total distributions	(178,222,634)	(38,811,724)

Decrease in net assets from capital share transactions	(115,157,054)	(110,487,570)

Total increase (decrease) in net assets	(178,175,142)	760,568,749

Net Assets
Beginning of period	3,321,183,439	2,560,614,690

End of period	$3,143,008,297	$3,321,183,439

Undistributed net investment income
End of period	$3,106,868	$5,944,003

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,441,944	$36,212,491	24,269,288	$331,339,004
Reinvestments	8,906,628	126,652,250	2,324,536	27,917,670
Redemptions	(17,804,123)	(269,521,552)	(28,011,394)	(369,171,740)

Net decrease	(6,455,551)	$(106,656,811)	(1,417,570)	$(9,915,066)

Class B
Sales	2,591,537	$38,389,058	3,132,463	$40,981,221
Shares issued through acquisition	0	0	5,250,311	64,841,343
Reinvestments	3,614,007	50,885,216	901,968	10,733,415
Redemptions	(6,354,539)	(97,820,083)	(16,188,001)	(214,267,119)

Net decrease	(148,995)	$(8,545,809)	(6,903,259)	$(97,711,140)

Class E
Sales	44,360	$692,587	44,641	$609,299
Reinvestments	48,353	685,168	13,431	160,639
Redemptions	(87,202)	(1,332,189)	(274,458)	(3,631,302)

Net increase (decrease)	5,511	$45,566	(216,386)	$(2,861,364)

Decrease derived from capital shares transactions		$(115,157,054)		$(110,487,570)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$15.82		$11.73	$12.14		$12.11	$10.91	$7.81

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.04	0.07		0.03	0.04	0.04
Net realized and unrealized gain on investments	0.51		4.25	1.88		0.03	1.23	3.08

Total from investment operations	0.53		4.29	1.95		0.06	1.27	3.12

Less Distributions
Distributions from net investment income	(0.04)		(0.06)	(0.03)		(0.03)	(0.07)	(0.02)
Distributions from net realized capital gains	(0.85)		(0.14)	(2.33)		0.00	0.00	0.00

Total distributions	(0.89)		(0.20)	(2.36)		(0.03)	(0.07)	(0.02)

Net Asset Value, End of Period	$15.46		$15.82	$11.73		$12.14	$12.11	$10.91

Total Return (%) (b)	3.88	(c)	37.00	15.78		0.51	11.63	39.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.62	0.64		0.64	0.64	0.66
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.55	0.57		0.57	0.59	0.64
Ratio of net investment income to average net assets (%)	0.29	(d)	0.31	0.58		0.22	0.35	0.44
Portfolio turnover rate (%)	13	(c)	36	41		47	66	58
Net assets, end of period (in millions)	$2,178.3		$2,332.0	$1,744.7		$997.2	$1,852.8	$1,621.0

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$15.66		$11.61	$12.03		$12.01	$10.83	$7.76

Income (Loss) from Investment Operations
Net investment income (a)	0.00	(f)	0.01	0.03		0.00 (f)	0.01	0.02
Net realized and unrealized gain on investments	0.51		4.21	1.88		0.03	1.21	3.05

Total from investment operations	0.51		4.22	1.91		0.03	1.22	3.07

Less Distributions
Distributions from net investment income	(0.01)		(0.03)	(0.00	)(g)	(0.01)	(0.04)	0.00
Distributions from net realized capital gains	(0.85)		(0.14)	(2.33)		0.00	0.00	0.00

Total distributions	(0.86)		(0.17)	(2.33)		(0.01)	(0.04)	0.00

Net Asset Value, End of Period	$15.31		$15.66	$11.61		$12.03	$12.01	$10.83

Total Return (%) (b)	3.73	(c)	36.73	15.56		0.22	11.31	39.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.89		0.89	0.89	0.91
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.80	0.82		0.82	0.84	0.89
Ratio of net investment income to average net assets (%)	0.04	(d)	0.06	0.30		0.02	0.10	0.20
Portfolio turnover rate (%)	13	(c)	36	41		47	66	58
Net assets, end of period (in millions)	$952.4		$976.7	$804.2		$429.9	$425.0	$351.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.75		$11.67	$12.09	$12.07	$10.88	$7.78

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.02	0.04	0.01	0.02	0.03
Net realized and unrealized gain on investments	0.51		4.24	1.88	0.03	1.22	3.07

Total from investment operations	0.52		4.26	1.92	0.04	1.24	3.10

Less Distributions
Distributions from net investment income	(0.02)		(0.04)	(0.01)	(0.02)	(0.05)	(0.00	)(g)
Distributions from net realized capital gains	(0.85)		(0.14)	(2.33)	0.00	0.00	0.00

Total distributions	(0.87)		(0.18)	(2.34)	(0.02)	(0.05)	(0.00)

Net Asset Value, End of Period	$15.40		$15.75	$11.67	$12.09	$12.07	$10.88

Total Return (%) (b)	3.80	(c)	36.90	15.58	0.31	11.44	39.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.79	0.79	0.79	0.81
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.70	0.72	0.72	0.74	0.79
Ratio of net investment income to average net assets (%)	0.14	(d)	0.16	0.38	0.12	0.21	0.30
Portfolio turnover rate (%)	13	(c)	36	41	47	66	58
Net assets, end of period (in millions)	$12.3		$12.5	$11.8	$8.9	$10.2	$9.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, and merger related adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $23,979,296, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MSF-14

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$419,162,206	$0	$725,158,094

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $31,733,419 in sales of investments, which are included above.

MSF-15

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$9,338,697	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1 billion
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$9,959,764	$2,620,683	$28,851,960	$266,371,730	$38,811,724	$268,992,413

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,053,013	$171,706,632	$1,094,209,001	$—	$1,271,968,646

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On April 27, 2012, the Portfolio acquired the assets and liabilities of Oppenheimer Capital Appreciation Portfolio in a tax free reorganization. The Portfolio acquired $130,875,591 in capital loss carryforwards from the Oppenheimer Capital Appreciation Portfolio. The utilization of the capital loss carryforward acquired as part of the merger may be limited under section 381 of the Internal Revenue Code. The Portfolio utilized $60,903,503 and $69,972,088 in capital loss carryforwards as of December 31, 2012 and December 31, 2013, respectively.

8. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,857,306,830, $819,988,734 and $11,676,860, respectively, acquired all of the assets and liabilities of Jennison Large Cap Equity Portfolio of the Met Investors Series Trust (“Jennison Large Cap Equity”).

The acquisition was accomplished by a tax-free exchange of 5,250,311 Class B shares of the Portfolio (valued at $64,841,343) for 467,420,337 Class B shares of Jennison Large Cap Equity. Each shareholder of Jennison Large Cap Equity received Class B shares of the Portfolio at the Portfolio’s Class B NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Jennison Large Cap Equity may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Jennison Large Cap Equity. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Jennison Large Cap Equity’s net assets on April 26, 2013, were $64,841,343 for Class B shares, including investments valued at $64,401,707 with a cost basis of $57,348,966. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Jennison Large Cap Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,753,813,767, which included $7,052,741 of acquired unrealized appreciation.

MSF-17

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$6,562,470	(a)
Net realized and unrealized gain on investments	908,460,659	(b)

Net increase in net assets from operations	$915,023,129

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Jennison Large Cap Equity that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$6,531,088 net investment income as reported December 31, 2013, minus $30,183 from Jennison Large Cap Equity pre-merger net investment loss plus $24,296 in lower advisory fees, plus $37,269 of pro-forma eliminated other expenses.
(b)	$1,095,351,241 unrealized appreciation as reported December 31, 2013, minus $430,673,341 pro-forma December 31, 2012 unrealized appreciation, plus $242,226,735 net realized gain as reported December 31, 2013, plus $1,556,024 in net realized gain from Jennison Large Cap Equity pre-merger.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 2.35%, 2.22%, and 2.27%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 3.19%.

MARKET ENVIRONMENT / CONDITIONS

Global monetary accommodation, low real interest rates, and the lack of significant inflation pressures evident in the most widespread economic indicators continued to support almost all financial asset categories. Overall, market volatility was low despite continued uncertainty over the strength of the U.S. economy and the ultimate path of the Federal Reserve to temper its highly stimulative policies. Behind the seemingly low volatility of the markets were distinct trends between large and small caps, and growth and value stocks. These cross currents reflect a changing risk posture by investors, largely driven by sentiment over the intermediate-term U.S. economy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 2000 Index, over the reporting period. During the period, stock selection was neutral with sector allocation detracting from results. Relative to our benchmark, the Healthcare sector had the greatest negative impact to the Portfolio, followed by the Information Technology and Utilities sectors. Negative stock selection was evident in all three sectors. Offsetting those three sectors was positive stock selection in the Consumer Discretionary and Materials sectors.

DXP Enterprises, Inc., Employers Holdings, Inc. and MarketAxess Holdings, Inc. all detracted from the Portfolio’s performance. DXP is an industrial distributor that missed consensus estimates by a large margin during the quarter. Our recent visit to company headquarters in Houston indicates industry activity is improving in both the general industrial and energy end markets, and management has made the appropriate cost reduction moves in response to the recent shortfall. Employers Holdings provides workers’ compensation insurance. During the period, the shares declined on a weak quarterly report and increased concerns over higher workers’ compensation loss trends. With the stock selling well below book value and pricing improving, we continue to hold the shares. MarketAxess Holdings operates an electronic platform for primarily high grade corporate bonds. The stock was impacted in the second quarter by lower fixed income volume and a modest decline in share, which had an outsized impact on the high-multiple stock. We had trimmed our position in anticipation of some near-term challenges, but continue to believe that MarketAxess Holdings has strong potential for significantly changing the bond trading market.

Diamondback Energy, Inc., EPL Oil & Gas, Inc. and Measurement Specialties, Inc. were the largest contributors to the Portfolio’s performance. The Energy sector was the best performing sector in the market during this time period, and the Portfolio’s top two contributors were Energy holdings. Independent oil and gas exploration and production company Diamondback Energy announced it would be selling mineral rights through a public offering. EPL Oil & Gas, another independent oil and gas exploration and production company, was acquired by Energy XXI during the period. Sensor technology company Measurement Specialties performed well after it was announced TE Connectivity would be buying the business. At the time of the announcement, the purchase price was at a premium of approximately 10%.

Some additions to the Portfolio during the period included DST Systems, Inc., Post Holdings, Inc. and QEP Resources, Inc. The Portfolio participated in the DST secondary offering. DST Systems provides data processing and other assistance to the financial services, healthcare and communications industry. Newer management has undertaken several shareholder-friendly actions recently, including selling non-core assets and repurchasing a large amount of stock. The offering involves the largest private shareholder, and the company is buying a significant percentage of the deal at deal price. With significant weakness in the share price surrounding the deal, a position was initiated.

Post Holdings generates just over 50% of its earnings before interest, taxes, depreciation and amortization (EBITDA) from ready-to-eat (RTE) cereal, with recent acquisitions creating two additional food categories, “Private Label” and “Active Nutrition.” Post was spun out of Ralcorp in 2012, and has since announced seven acquisitions, helping to diversify from just RTE cereal into new, faster growing categories. The stock has been under pressure recently after a large capital raise, which positions the company to make additional accretive acquisitions. QEP Resources is an independent oil and gas exploration and production company. There are numerous strategic initiatives at hand, including share repurchase, management changes, and the separation of midstream (transportation & storage) assets from exploration and production, which should unlock shareholder value.

During the period, we also eliminated some securities on diminished fundamental prospects. Positions in some holdings were reduced on price appreciation following acquisition announcements or on price strength. While we do not make major adjustments to the Portfolio based on near-term macroeconomic expectations, they are a consideration in our investment process, and we can adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook.

Sector weight changes during the six-month period ending June 30, 2014 were modest, resulting in no material changes to the positioning of the Portfolio. As a result of individual stock selection, our weight to the Financials sector was reduced slightly and our weight to the Consumer Discretionary sector increased marginally.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Our equity management philosophy is built around what we view as our greatest strength: selecting attractive companies through rigorous, fundamental, bottom-up analysis. Our philosophy is rooted in the belief that strong fundamental research conducted by a team of dedicated investment professionals is key to positive stock selection. The style emphasizes security selection as opposed to sector rotation or market timing and seeks to invest in small sized companies, which we believe are attractively valued and have prospects for sustainable growth and profitability.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	2.35	22.38	21.38	10.46
Class B	2.22	22.08	21.08	10.19
Class E	2.27	22.20	21.20	10.29
Russell 2000 Index	3.19	23.64	20.21	8.70

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Helix Energy Solutions Group, Inc.	1.1
Euronet Worldwide, Inc.	1.0
RBC Bearings, Inc.	0.9
Genesee & Wyoming, Inc. - Class A	0.9
Pinnacle Financial Partners, Inc.	0.8
Signature Bank	0.7
Littelfuse, Inc.	0.7
WEX, Inc.	0.7
Genesco, Inc.	0.7
Diamond Resorts International, Inc.	0.7

Top Sectors

% of Net Assets
Financials	20.8
Industrials	19.8
Information Technology	18.2
Consumer Discretionary	16.4
Health Care	10.0
Energy	4.9
Materials	3.8
Utilities	2.1
Consumer Staples	1.5
Telecommunication Services	0.1

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.88%	$1,000.00	$1,023.50	$4.42
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class B(a)	Actual	1.13%	$1,000.00	$1,022.20	$5.67
	Hypothetical*	1.13%	$1,000.00	$1,019.19	$5.66

Class E(a)	Actual	1.03%	$1,000.00	$1,022.70	$5.17
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Hexcel Corp. (a)	44,199	$1,807,739

Air Freight & Logistics—0.5%
XPO Logistics, Inc. (a) (b)	88,271	2,526,316

Airlines—0.4%
Spirit Airlines, Inc. (a)	35,127	2,221,432

Auto Components—2.1%
Dana Holding Corp.	92,833	2,266,982
Dorman Products, Inc. (a) (b)	38,136	1,880,868
Drew Industries, Inc.	38,113	1,906,031
Fox Factory Holding Corp. (a) (b)	66,065	1,162,083
Remy International, Inc.	65,459	1,528,468
Tenneco, Inc. (a)	28,982	1,904,117

		10,648,549

Banks—9.4%
BancorpSouth, Inc. (b)	105,102	2,582,356
Bank of the Ozarks, Inc. (b)	64,378	2,153,444
Boston Private Financial Holdings, Inc.	112,395	1,510,589
Cathay General Bancorp	132,581	3,388,770
City National Corp.	36,180	2,740,997
CVB Financial Corp. (b)	129,106	2,069,569
First Financial Bancorp	135,941	2,339,545
First Financial Bankshares, Inc. (b)	55,366	1,736,831
Iberiabank Corp.	37,779	2,613,929
PacWest Bancorp	72,443	3,127,364
Pinnacle Financial Partners, Inc.	104,403	4,121,831
Popular, Inc. (a)	54,000	1,845,720
PrivateBancorp, Inc.	67,859	1,971,983
Prosperity Bancshares, Inc.	49,002	3,067,525
Signature Bank (a)	29,196	3,683,951
SVB Financial Group (a)	7,694	897,274
Talmer Bancorp, Inc. - Class A (a)	86,119	1,187,581
Texas Capital Bancshares, Inc. (a)	38,371	2,070,116
Tristate Capital Holdings, Inc. (a)	99,621	1,407,645
Wintrust Financial Corp.	66,820	3,073,720

		47,590,740

Biotechnology—1.6%
Acceleron Pharma, Inc. (a) (b)	34,572	1,174,411
Chimerix, Inc. (a) (b)	49,787	1,092,327
Cubist Pharmaceuticals, Inc. (a)	15,851	1,106,717
Emergent Biosolutions, Inc. (a)	76,411	1,716,191
Exact Sciences Corp. (a) (b)	107,524	1,831,134
Neurocrine Biosciences, Inc. (a) (b)	88,835	1,318,311

		8,239,091

Building Products—1.2%
Apogee Enterprises, Inc.	55,410	1,931,592
Armstrong World Industries, Inc. (a) (b)	35,535	2,040,775
Masonite International Corp. (a) (b)	33,126	1,863,669

		5,836,036

Capital Markets—2.0%
Ares Capital Corp. (b)	110,999	1,982,442
Artisan Partners Asset Management, Inc. - Class A	30,453	1,726,076
Financial Engines, Inc. (b)	30,592	1,385,206
Hercules Technology Growth Capital, Inc. (b)	84,574	1,366,716
Safeguard Scientifics, Inc. (a) (b)	43,441	903,138
Stifel Financial Corp. (a)	56,327	2,667,084

		10,030,662

Chemicals—1.9%
Cabot Corp.	44,594	2,586,006
Flotek Industries, Inc. (a) (b)	74,340	2,390,774
Minerals Technologies, Inc.	36,581	2,398,982
Tronox, Ltd. - Class A	62,359	1,677,457
Zep, Inc.	30,613	540,626

		9,593,845

Commercial Services & Supplies—2.8%
Interface, Inc.	90,527	1,705,529
KAR Auction Services, Inc.	97,612	3,110,894
Knoll, Inc. (b)	99,077	1,717,004
McGrath RentCorp (b)	34,930	1,283,678
Rollins, Inc.	58,445	1,753,350
Viad Corp.	57,099	1,361,240
Waste Connections, Inc.	43,878	2,130,277
West Corp.	40,130	1,075,484

		14,137,456

Communications Equipment—0.7%
Calix, Inc. (a)	165,893	1,357,005
Ciena Corp. (a) (b)	62,272	1,348,812
NETGEAR, Inc. (a)	24,142	839,417

		3,545,234

Construction & Engineering—0.8%
MYR Group, Inc. (a)	61,219	1,550,677
Primoris Services Corp.	78,048	2,250,905

		3,801,582

Consumer Finance—0.6%
Credit Acceptance Corp. (a)	10,612	1,306,337
Encore Capital Group, Inc. (a) (b)	40,334	1,831,971

		3,138,308

Distributors—0.7%
Core-Mark Holding Co., Inc.	35,474	1,618,679
Pool Corp.	34,260	1,937,745

		3,556,424

Diversified Consumer Services—1.2%
Bright Horizons Family Solutions, Inc. (a)	54,300	2,331,642
Grand Canyon Education, Inc. (a)	51,986	2,389,796
Nord Anglia Education, Inc. (a) (b)	76,345	1,397,114

		6,118,552

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—0.6%
MarketAxess Holdings, Inc.	56,386	$3,048,227

Diversified Telecommunication Services—0.1%
Premiere Global Services, Inc. (a) (b)	55,571	741,873

Electric Utilities—1.4%
ALLETE, Inc. (b)	64,821	3,328,558
ITC Holdings Corp.	21,890	798,547
UIL Holdings Corp. (b)	76,804	2,973,083

		7,100,188

Electrical Equipment—1.3%
AZZ, Inc. (b)	24,669	1,136,748
Babcock & Wilcox Co. (The)	45,222	1,467,906
EnerSys, Inc. (b)	30,351	2,087,845
Global Power Equipment Group, Inc.	14,118	228,147
Thermon Group Holdings, Inc. (a)	56,938	1,498,608

		6,419,254

Electronic Equipment, Instruments & Components—4.2%
Belden, Inc.	37,769	2,952,025
Checkpoint Systems, Inc. (a)	90,089	1,260,345
FEI Co.	22,458	2,037,614
IPG Photonics Corp. (a) (b)	24,020	1,652,576
Littelfuse, Inc.	38,569	3,584,989
Measurement Specialties, Inc. (a)	24,067	2,071,447
Methode Electronics, Inc.	41,519	1,586,441
Rogers Corp. (a)	40,620	2,695,137
TTM Technologies, Inc. (a)	71,097	582,995
Vishay Intertechnology, Inc. (b)	169,189	2,620,738

		21,044,307

Energy Equipment & Services—2.9%
Bristow Group, Inc.	34,488	2,780,423
Dril-Quip, Inc. (a)	17,078	1,865,601
Forum Energy Technologies, Inc. (a)	66,622	2,427,039
Helix Energy Solutions Group, Inc. (a)	207,406	5,456,852
Parker Drilling Co. (a)	337,922	2,203,251

		14,733,166

Food & Staples Retailing—0.7%
SpartanNash Co.	97,655	2,051,731
Susser Holdings Corp. (a) (b)	17,286	1,395,326

		3,447,057

Food Products—0.8%
Darling Ingredients, Inc. (a)	52,627	1,099,904
J&J Snack Foods Corp.	6,991	657,993
Post Holdings, Inc. (a)	46,630	2,373,934

		4,131,831

Health Care Equipment & Supplies—3.3%
Cardiovascular Systems, Inc. (a)	46,258	1,441,399
Cyberonics, Inc. (a)	16,317	1,019,160

Health Care Equipment & Supplies—(Continued)
Cynosure, Inc. - Class A (a)	50,979	1,083,304
Globus Medical, Inc. - Class A (a)	82,323	1,969,166
Insulet Corp. (a) (b)	39,328	1,560,142
Novadaq Technologies, Inc. (a) (b)	107,559	1,772,572
Quidel Corp. (a)	56,672	1,253,018
Spectranetics Corp. (a) (b)	89,844	2,055,631
SurModics, Inc. (a)	42,270	905,423
Teleflex, Inc.	19,379	2,046,422
Wright Medical Group, Inc. (a)	52,344	1,643,602

		16,749,839

Health Care Providers & Services—3.0%
Acadia Healthcare Co., Inc. (a) (b)	49,972	2,273,726
Amsurg Corp. (a)	38,119	1,737,083
Bio-Reference Labs, Inc. (a) (b)	41,966	1,268,213
BioScrip, Inc. (a) (b)	186,632	1,556,511
Hanger, Inc. (a)	58,914	1,852,845
IPC The Hospitalist Co., Inc. (a)	39,478	1,745,717
Team Health Holdings, Inc. (a)	54,763	2,734,864
WellCare Health Plans, Inc. (a)	29,153	2,176,563

		15,345,522

Health Care Technology—0.6%
HMS Holdings Corp. (a) (b)	72,941	1,488,726
MedAssets, Inc. (a)	56,955	1,300,852

		2,789,578

Hotels, Restaurants & Leisure—3.9%
Churchill Downs, Inc.	33,781	3,044,006
Chuy’s Holdings, Inc. (a) (b)	31,379	1,139,058
Cracker Barrel Old Country Store, Inc. (b)	13,641	1,358,234
Diamond Resorts International, Inc. (a)	145,983	3,397,024
Marriott Vacations Worldwide Corp. (a)	54,395	3,189,179
Noodles & Co. (a) (b)	36,632	1,259,775
Popeyes Louisiana Kitchen, Inc. (a)	43,724	1,911,176
Six Flags Entertainment Corp. (b)	62,966	2,679,203
Vail Resorts, Inc.	25,188	1,944,010

		19,921,665

Household Durables—0.6%
Jarden Corp. (a)	43,374	2,574,247
La-Z-Boy, Inc.	27,325	633,120

		3,207,367

Industrial Conglomerates—0.5%
Raven Industries, Inc. (b)	73,559	2,437,745

Insurance—2.1%
Employers Holdings, Inc.	114,738	2,430,151
HCC Insurance Holdings, Inc.	68,370	3,346,028
ProAssurance Corp.	51,200	2,273,280
Reinsurance Group of America, Inc.	32,086	2,531,585

		10,581,044

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—1.3%
HomeAway, Inc. (a)	56,131	$1,954,481
HSN, Inc.	37,192	2,203,254
Liberty Ventures - Series A (a)	33,822	2,496,064

		6,653,799

Internet Software & Services—2.6%
Blucora, Inc. (a)	66,714	1,258,893
comScore, Inc. (a)	32,182	1,141,817
CoStar Group, Inc. (a)	6,849	1,083,306
Dealertrack Technologies, Inc. (a) (b)	59,653	2,704,667
Envestnet, Inc. (a)	42,116	2,060,315
Everyday Health, Inc. (a) (b)	81,884	1,513,216
Perficient, Inc. (a)	84,986	1,654,678
Shutterstock, Inc. (a) (b)	21,856	1,813,611

		13,230,503

IT Services—3.2%
Cardtronics, Inc. (a)	52,691	1,795,709
Convergys Corp.	107,588	2,306,687
DST Systems, Inc.	17,356	1,599,703
Euronet Worldwide, Inc. (a)	102,841	4,961,050
InterXion Holding NV (a) (b)	81,756	2,238,479
WEX, Inc. (a)	33,527	3,519,329

		16,420,957

Life Sciences Tools & Services—0.3%
Cambrex Corp. (a)	66,564	1,377,875

Machinery—5.5%
Actuant Corp. - Class A	36,535	1,263,015
Alamo Group, Inc.	18,612	1,006,723
Albany International Corp. - Class A (b)	54,757	2,078,576
Altra Industrial Motion Corp.	86,464	3,146,425
Graham Corp.	10,066	350,397
John Bean Technologies Corp.	105,577	3,271,831
Manitowoc Co., Inc. (The)	75,393	2,477,414
Middleby Corp. (The) (a)	20,445	1,691,210
Proto Labs, Inc. (a)	23,846	1,953,464
RBC Bearings, Inc.	71,414	4,574,067
Trimas Corp. (a)	67,251	2,564,281
Twin Disc, Inc.	16,135	533,262
Wabtec Corp.	32,605	2,692,847

		27,603,512

Marine—0.6%
Kirby Corp. (a)	25,728	3,013,778

Media—2.4%
Carmike Cinemas, Inc. (a)	80,821	2,839,242
EW Scripps Co. - Class A (a)	79,121	1,674,200
John Wiley & Sons, Inc. - Class A	40,041	2,426,084
Live Nation Entertainment, Inc. (a)	38,475	949,948
National CineMedia, Inc.	113,670	1,990,362
New Media Investment Group, Inc. (a) (b)	76,141	1,074,349
Time, Inc. (a)	51,314	1,242,825

		12,197,010

Metals & Mining—1.7%
Globe Specialty Metals, Inc.	60,382	1,254,738
Haynes International, Inc.	42,162	2,385,948
Horsehead Holding Corp. (a) (b)	116,277	2,123,218
SunCoke Energy, Inc. (a)	120,207	2,584,450

		8,348,354

Multi-Utilities—0.6%
NorthWestern Corp.	54,849	2,862,569

Multiline Retail—0.1%
Fred’s, Inc. - Class A (b)	42,811	654,580

Oil, Gas & Consumable Fuels—2.0%
Diamondback Energy, Inc. (a) (b)	23,269	2,066,287
Gulfport Energy Corp. (a)	31,865	2,001,122
Oasis Petroleum, Inc. (a)	45,518	2,544,001
QEP Resources, Inc.	47,596	1,642,062
Rosetta Resources, Inc. (a)	32,374	1,775,714

		10,029,186

Paper & Forest Products—0.3%
PH Glatfelter Co.	52,982	1,405,612

Pharmaceuticals—1.2%
Akorn, Inc. (a) (b)	53,592	1,781,934
Impax Laboratories, Inc. (a) (b)	53,154	1,594,088
Mallinckrodt plc (a) (b)	18,773	1,502,215
Pacira Pharmaceuticals, Inc. (a) (b)	15,032	1,380,840

		6,259,077

Professional Services—2.4%
Advisory Board Co. (The) (a)	32,894	1,703,909
Corporate Executive Board Co. (The)	32,142	2,192,727
Huron Consulting Group, Inc. (a)	31,020	2,196,836
Insperity, Inc.	41,314	1,363,362
On Assignment, Inc. (a)	58,205	2,070,352
RPX Corp. (a)	72,950	1,294,863
WageWorks, Inc. (a)	32,017	1,543,540

		12,365,589

Real Estate Investment Trusts—5.6%
American Campus Communities, Inc.	55,813	2,134,289
BioMed Realty Trust, Inc.	122,885	2,682,580
CubeSmart	164,717	3,017,615
Hersha Hospitality Trust	424,476	2,848,234
Home Properties, Inc.	28,772	1,840,257
Mid-America Apartment Communities, Inc.	38,063	2,780,502
National Retail Properties, Inc. (b)	47,495	1,766,339
Omega Healthcare Investors, Inc.	67,635	2,493,026
Potlatch Corp.	54,794	2,268,472
Retail Opportunity Investments Corp. (b)	194,735	3,063,182
Sovran Self Storage, Inc.	42,753	3,302,669

		28,197,165

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—1.7%
Avis Budget Group, Inc. (a)	31,974	$1,908,528
Genesee & Wyoming, Inc. - Class A (a)	42,050	4,415,250
Old Dominion Freight Line, Inc. (a)	37,994	2,419,458

		8,743,236

Semiconductors & Semiconductor Equipment—3.3%
Cavium, Inc. (a) (b)	43,886	2,179,379
Hittite Microwave Corp.	18,154	1,415,104
Intersil Corp. - Class A	74,984	1,121,011
Monolithic Power Systems, Inc.	52,807	2,236,377
Power Integrations, Inc.	23,036	1,325,491
Semtech Corp. (a)	123,876	3,239,357
Silicon Laboratories, Inc. (a)	42,139	2,075,346
Teradyne, Inc. (b)	150,912	2,957,875

		16,549,940

Software—3.8%
Aspen Technology, Inc. (a)	60,906	2,826,039
FleetMatics Group plc (a) (b)	53,698	1,736,593
Guidewire Software, Inc. (a) (b)	57,956	2,356,491
Monotype Imaging Holdings, Inc.	36,600	1,031,022
NetScout Systems, Inc. (a)	36,238	1,606,793
SS&C Technologies Holdings, Inc. (a)	56,863	2,514,482
Synchronoss Technologies, Inc. (a) (b)	68,715	2,402,276
Ultimate Software Group, Inc. (The) (a)	16,684	2,305,228
Verint Systems, Inc. (a)	52,776	2,588,663

		19,367,587

Specialty Retail—2.7%
Barnes & Noble, Inc. (a) (b)	68,614	1,563,713
Cabela’s, Inc. (a) (b)	16,162	1,008,509
Christopher & Banks Corp. (a)	70,346	616,231
Genesco, Inc. (a)	41,543	3,411,927
Hibbett Sports, Inc. (a) (b)	32,929	1,783,764
MarineMax, Inc. (a) (b)	115,338	1,930,758
Restoration Hardware Holdings, Inc. (a) (b)	15,737	1,464,328
Sally Beauty Holdings, Inc. (a)	47,068	1,180,465
Sportsman’s Warehouse Holdings, Inc. (a)	96,601	772,808

		13,732,503

Technology Hardware, Storage & Peripherals—0.3%
Eastman Kodak Co. (a)	23,802	582,435
QLogic Corp. (a)	103,326	1,042,559

		1,624,994

Textiles, Apparel & Luxury Goods—1.3%
Deckers Outdoor Corp. (a)	22,192	1,915,836
Oxford Industries, Inc.	28,185	1,879,094
Tumi Holdings, Inc. (a) (b)	78,193	1,574,025
Vince Holding Corp. (a)	26,665	976,472

		6,345,427

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.5%
Capitol Federal Financial, Inc.	114,677	1,394,472
Federal Agricultural Mortgage Corp. - Class C	33,757	1,049,168

		2,443,640

Trading Companies & Distributors—1.0%
DXP Enterprises, Inc. (a)	24,901	1,881,022
H&E Equipment Services, Inc. (a)	37,329	1,356,536
Rush Enterprises, Inc. - Class A (a) (b)	50,123	1,737,764

		4,975,322

Transportation Infrastructure—0.8%
Macquarie Infrastructure Co. LLC	34,438	2,147,898
Wesco Aircraft Holdings, Inc. (a)	98,418	1,964,423

		4,112,321

Water Utilities—0.1%
Middlesex Water Co.	26,350	558,093

Total Common Stocks (Cost $334,491,779)		493,563,258

Short-Term Investments—20.5%

Mutual Fund—17.7%
State Street Navigator Securities Lending MET Portfolio (c)	89,320,734	89,320,734

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $13,911,272 on 07/01/14, collateralized by $14,190,000 Federal Home Loan Bank at 0.150% due 03/30/15 with a value of $14,190,000.	13,911,272	13,911,272

Total Short-Term Investments (Cost $103,232,006)		103,232,006

Total Investments—118.1% (Cost $437,723,785) (d)		596,795,264
Other assets and liabilities (net)—(18.1)%		(91,255,927)

Net Assets—100.0%		$505,539,337

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $92,915,924 and the collateral received consisted of cash in the amount of $89,320,734 and non-cash collateral with a value of $5,579,396. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $437,723,785. The aggregate unrealized appreciation and depreciation of investments were $163,845,736 and $(4,774,257), respectively, resulting in net unrealized appreciation of $159,071,479.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$493,563,258	$—	$—	$493,563,258
Short-Term Investments
Mutual Fund	89,320,734	—	—	89,320,734
Repurchase Agreement	—	13,911,272	—	13,911,272
Total Short-Term Investments	89,320,734	13,911,272	—	103,232,006
Total Investments	$582,883,992	$13,911,272	$—	$596,795,264

Collateral for securities loaned (Liability)	$—	$(89,320,734)	$—	$(89,320,734)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$596,795,264
Cash	42,180
Receivable for:
Investments sold	2,016,090
Fund shares sold	208,469
Dividends	316,701
Miscellaneous assets	13,432

Total Assets	599,392,136
Liabilities
Collateral for securities loaned	89,320,734
Payables for:
Investments purchased	3,658,874
Fund shares redeemed	363,221
Accrued expenses:
Management fees	334,133
Distribution and service fees	42,409
Deferred trustees’ fees	55,052
Other expenses	78,376

Total Liabilities	93,852,799

Net Assets	$505,539,337

Net assets consist of:
Paid in surplus	$312,407,574
Undistributed net investment income	349,147
Accumulated net realized gain	33,711,137
Unrealized appreciation on investments	159,071,479

Net Assets	$505,539,337

Net Assets
Class A	$280,314,691
Class B	188,455,844
Class E	36,768,802
Capital Shares Outstanding*
Class A	979,534
Class B	681,294
Class E	131,107
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$286.17
Class B	276.61
Class E	280.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $437,723,785.
(b)	Includes securities loaned at value of $92,915,924.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$2,649,194
Securities lending income	243,576

Total investment income	2,892,770
Expenses
Management fees	2,221,448
Administration fees	6,010
Custodian and accounting fees	29,740
Distribution and service fees—Class B	228,998
Distribution and service fees—Class E	27,279
Audit and tax services	16,798
Legal	13,558
Trustees’ fees and expenses	20,051
Shareholder reporting	45,215
Insurance	1,487
Miscellaneous	6,453

Total expenses	2,617,037
Less management fee waiver	(196,071)
Less broker commission recapture	(15,332)

Net expenses	2,405,634

Net Investment Income	487,136

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	33,765,133

Net change in unrealized depreciation on investments	(23,131,248)

Net realized and unrealized gain	10,633,885

Net Increase in Net Assets From Operations	$11,121,021

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$487,136	$373,147
Net realized gain	33,765,133	64,835,389
Net change in unrealized appreciation (depreciation)	(23,131,248)	91,746,038

Increase in net assets from operations	11,121,021	156,954,574

From Distributions to Shareholders
Net investment income
Class A	(119,998)	(1,108,880)
Class B	0	(391,616)
Class E	0	(114,151)
Net realized capital gains
Class A	(35,667,812)	(18,804,683)
Class B	(24,560,228)	(12,961,708)
Class E	(4,813,535)	(2,795,689)

Total distributions	(65,161,573)	(36,176,727)

Increase (decrease) in net assets from capital share transactions	45,270,781	(13,242,863)

Total increase (decrease) in net assets	(8,769,771)	107,534,984

Net Assets
Beginning of period	514,309,108	406,774,124

End of period	$505,539,337	$514,309,108

Undistributed (distributions in excess of) net investment income
End of period	$349,147	$(17,991)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	13,929	$4,264,603	43,599	$12,263,636
Reinvestments	132,764	35,787,810	81,068	19,913,563
Redemptions	(53,542)	(16,191,832)	(126,915)	(35,702,694)

Net increase (decrease)	93,151	$23,860,581	(2,248)	$(3,525,495)

Class B
Sales	24,462	$7,165,199	51,845	$14,548,502
Reinvestments	94,213	24,560,228	55,844	13,353,324
Redemptions	(43,691)	(12,834,012)	(121,124)	(33,321,684)

Net increase (decrease)	74,984	$18,891,415	(13,435)	$(5,419,858)

Class E
Sales	3,790	$1,096,309	8,871	$2,471,043
Reinvestments	18,216	4,813,535	12,039	2,909,840
Redemptions	(11,625)	(3,391,059)	(34,655)	(9,678,393)

Net increase (decrease)	10,381	$2,518,785	(13,745)	$(4,297,510)

Increase (decrease) derived from capital shares transactions		$45,270,781		$(13,242,863)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$322.61		$250.37	$224.06	$222.98	$175.00	$134.79

Income (Loss) from Investment Operations
Net investment income (a)	0.45		0.53	1.56	0.13	0.43	0.31
Net realized and unrealized gain on investments	4.57		94.94	30.73	1.20	47.73	40.31

Total from investment operations	5.02		95.47	32.29	1.33	48.16	40.62

Less Distributions
Distributions from net investment income	(0.14)		(1.29)	0.00	(0.25)	(0.18)	(0.41)
Distributions from net realized capital gains	(41.32)		(21.94)	(5.98)	0.00	0.00	0.00

Total distributions	(41.46)		(23.23)	(5.98)	(0.25)	(0.18)	(0.41)

Net Asset Value, End of Period	$286.17		$322.61	$250.37	$224.06	$222.98	$175.00

Total Return (%) (b)	2.35	(c)	41.04	14.55	0.59	27.53	30.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(d)	0.95	0.97	0.96	0.96	0.99
Net ratio of expenses to average net assets (%) (e)	0.88	(d)	0.88	0.89	0.91	0.91	0.94
Ratio of net investment income to average net assets (%)	0.30	(d)	0.19	0.65	0.06	0.23	0.22
Portfolio turnover rate (%)	17	(c)	36	38	49	61	68
Net assets, end of period (in millions)	$280.3		$286.0	$222.5	$219.9	$244.4	$218.1

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$313.49		$243.89	$218.94	$218.20	$171.53	$132.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		(0.18)	0.96	(0.41)	(0.02)	(0.05)
Net realized and unrealized gain on investments	4.37		92.38	29.97	1.15	46.69	39.55

Total from investment operations	4.44		92.20	30.93	0.74	46.67	39.50

Less Distributions
Distributions from net investment income	0.00		(0.66)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(41.32)		(21.94)	(5.98)	0.00	0.00	0.00

Total distributions	(41.32)		(22.60)	(5.98)	0.00	0.00	0.00

Net Asset Value, End of Period	$276.61		$313.49	$243.89	$218.94	$218.20	$171.53

Total Return (%) (b)	2.22	(c)	40.68	14.27	0.34	27.21	29.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(d)	1.20	1.22	1.21	1.21	1.24
Net ratio of expenses to average net assets (%) (e)	1.13	(d)	1.13	1.14	1.16	1.16	1.19
Ratio of net investment income (loss) to average net assets (%)	0.05	(d)	(0.07)	0.41	(0.19)	(0.01)	(0.03)
Portfolio turnover rate (%)	17	(c)	36	38	49	61	68
Net assets, end of period (in millions)	$188.5		$190.1	$151.2	$142.6	$141.7	$112.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$317.10		$246.44	$220.96	$219.99	$172.77	$132.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22		0.09	1.18	(0.22)	0.14	0.09
Net realized and unrealized gain on investments	4.45		93.41	30.28	1.19	47.08	39.83

Total from investment operations	4.67		93.50	31.46	0.97	47.22	39.92

Less Distributions
Distributions from net investment income	0.00		(0.90)	0.00	0.00	0.00	(0.14)
Distributions from net realized capital gains	(41.32)		(21.94)	(5.98)	0.00	0.00	0.00

Total distributions	(41.32)		(22.84)	(5.98)	0.00	0.00	(0.14)

Net Asset Value, End of Period	$280.45		$317.10	$246.44	$220.96	$219.99	$172.77

Total Return (%) (b)	2.27	(c)	40.83	14.38	0.44	27.34	30.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(d)	1.10	1.12	1.11	1.11	1.14
Net ratio of expenses to average net assets (%) (e)	1.03	(d)	1.03	1.04	1.06	1.06	1.09
Ratio of net investment income (loss) to average net assets (%)	0.15	(d)	0.03	0.50	(0.10)	0.08	0.07
Portfolio turnover rate (%)	17	(c)	36	38	49	61	68
Net assets, end of period (in millions)	$36.8		$38.3	$33.1	$33.9	$41.8	$40.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker recapture reclasses and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $13,911,272, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$85,714,341	$0	$111,056,477
5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,221,448	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$1,614,646	$—	$34,562,081	$10,340,921	$36,176,727	$10,340,921

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$4,762,109	$60,107,878	$182,357,336	$—	$247,227,323

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned -1.26%, -1.43%, and -1.35%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 2.22%.

MARKET ENVIRONMENT / CONDITIONS

The six-month period ending June 30, 2014 witnessed a variety of market dynamics. After a slow start to the year, the broader stock market ended on a strong note. Initial fears regarding difficult U.S. winter weather and unrest in the Ukraine gave way to more confidence as economic data points improved. Companies that sold off dramatically during March and April, including small cap, technology and biotechnology stocks, recovered in May and June. Broadly speaking, large companies outperformed their small counterparts, as the S&P 500 Index flirted with record highs and value outperformed growth as measured by the Russell 2000 Growth and Russell 2000 Value indices.

The small cap market saw a very significant growth-to-value rotation during the time period. From the end of February through mid May, investors favored small cap value companies over small cap growth companies, as is reflected in the performance of the Russell 2000 Value and Growth indices. During this rotation, the Russell 2000 Value Index outperformed the Russell 2000 Growth Index by over 700 basis points. Those companies growing at the fastest rates and higher valuations underperformed their slower-growing, less-expensive counterparts.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 2000 Growth Index over the reporting period. The overwhelming majority of this underperformance was concentrated in the months of April and May during the height of the growth-to-value rotation in the small cap segment of the market. Stock selection in the Healthcare and Information Technology sectors was the largest detractor from relative performance.

The largest detractors from performance were Imperva, 8x8, and Lifelock. Data center security company, Imperva, declined after the company reported results that fell short of expectations. Management had a mixed track record on sales execution because of operational controls, as well as some competitive issues. Internet-based telecommunications provider 8x8 also declined. The company reported results that were generally in line with expectations, but investors had been expecting much more impressive results. Shares of Lifelock, which provides identify theft protection services, declined because of a number of issues, including a wrongful termination claim by a former executive and the temporary removal of its Lifelock Wallet product as a result of security concerns. All three companies were sold from the Portfolio after they triggered our stop-loss selling.

The Portfolio’s top contributors to performance were Diamondback Energy, Measurement Specialties and Flotek Industries. Energy was the best performing sector in the market during this time period. Diamondback Energy announced it would be selling mineral rights through a public offering. Sensor technology company Measurement Specialties was up after it was announced TE Connectivity would be buying the business. At the time of the announcement, shares were selling at a 10% premium. Shares of energy services company Flotek rose after it was announced that it had acquired intellectual property that would enhance its drilling fluid systems.

Sector weight changes during the six month period ending June 30, 2014 were modest, resulting in no material changes to the positioning of the Portfolio. As a result of individual stock selection, our overweight to the Consumer Discretionary sector was reduced, and our underweight to the Healthcare sector decreased. While we continue to invest in what we view to be quality companies with strong secular growth opportunities, some of our more recent investment decisions have been with companies that have more of a cyclical element to their businesses. Some of the strong secular growth opportunities may have already been exploited in the strong market of 2013 and beginning of 2014.

Despite the volatility of the second quarter, we remained optimistic on equity markets. However, at the end of the period, we believed those companies that were leading the race during 2013 and into this year will probably not regain their leadership positions. We believe small cap stocks will also have a difficult time regaining their leadership in 2014. At the end of the period, we continued to seek out strong secular growth companies with high quality business models. At this point in time, it appears that secular growth stories with less predictability and more cyclicality may be poised for more positive returns. However, we always keep an eye on market conditions in order to mitigate volatility.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Historically, we have seen positive, albeit muted, performance in periods that follow years that experienced outsized returns for small-cap companies, similar to last year. Regardless, we will continue to invest primarily in what we view to be the highest quality secular growth companies. At the same time, we will tightly control position sizes, especially those in the sectors that we believe are most prone to pullback.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	-1.26	18.94	22.39	7.95
Class B	-1.43	18.66	22.08	7.70
Class E	-1.35	18.75	22.21	7.80
Russell 2000 Growth Index	2.22	24.73	20.50	9.04

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Aspen Technology, Inc.	1.5
Genesee & Wyoming, Inc. - Class A	1.5
Team Health Holdings, Inc.	1.4
Dealertrack Technologies, Inc.	1.4
Oasis Petroleum, Inc.	1.3
XPO Logistics, Inc.	1.3
Manitowoc Co., Inc. (The)	1.3
Forum Energy Technologies, Inc.	1.3
Flotek Industries, Inc.	1.3
Grand Canyon Education, Inc.	1.3

Top Sectors

% of Net Assets
Information Technology	24.1
Health Care	20.1
Industrials	18.0
Consumer Discretionary	16.6
Energy	7.8
Financials	7.8
Materials	1.3
Consumer Staples	0.7

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.86%	$1,000.00	$987.40	$4.24
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class B(a)	Actual	1.11%	$1,000.00	$985.70	$5.47
	Hypothetical*	1.11%	$1,000.00	$1,019.29	$5.56

Class E(a)	Actual	1.01%	$1,000.00	$986.50	$4.97
	Hypothetical*	1.01%	$1,000.00	$1,019.79	$5.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Hexcel Corp. (a)	105,446	$4,312,741

Air Freight & Logistics—1.3%
XPO Logistics, Inc. (a) (b)	210,590	6,027,086

Airlines—1.2%
Spirit Airlines, Inc. (a)	83,805	5,299,828

Auto Components—2.0%
Dorman Products, Inc. (a) (b)	90,982	4,487,232
Drew Industries, Inc.	90,927	4,547,260

		9,034,492

Banks—4.4%
Bank of the Ozarks, Inc. (b)	153,588	5,137,518
Boston Private Financial Holdings, Inc.	268,144	3,603,855
Pinnacle Financial Partners, Inc.	107,793	4,255,668
PrivateBancorp, Inc.	161,951	4,706,296
SVB Financial Group (a)	18,356	2,140,677

		19,844,014

Biotechnology—4.4%
Acceleron Pharma, Inc. (a) (b)	82,480	2,801,846
Chimerix, Inc. (a) (b)	118,779	2,606,011
Cubist Pharmaceuticals, Inc. (a)	37,817	2,640,383
Emergent Biosolutions, Inc. (a)	182,296	4,094,368
Exact Sciences Corp. (a) (b)	256,523	4,368,587
Neurocrine Biosciences, Inc. (a) (b)	212,011	3,146,243

		19,657,438

Building Products—1.0%
Apogee Enterprises, Inc.	132,195	4,608,318

Capital Markets—1.6%
Artisan Partners Asset Management, Inc. - Class A	72,653	4,117,972
Financial Engines, Inc. (b)	72,984	3,304,716

		7,422,688

Chemicals—1.3%
Flotek Industries, Inc. (a) (b)	177,355	5,703,737

Commercial Services & Supplies—0.9%
Interface, Inc.	215,972	4,068,912

Communications Equipment—0.7%
Ciena Corp. (a) (b)	148,564	3,217,896

Consumer Finance—1.0%
Encore Capital Group, Inc. (a) (b)	96,227	4,370,630

Distributors—1.0%
Pool Corp.	81,735	4,622,932

Diversified Consumer Services—3.2%
Bright Horizons Family Solutions, Inc. (a)	129,545	5,562,663
Grand Canyon Education, Inc. (a)	124,024	5,701,383
Nord Anglia Education, Inc. (a) (b)	182,163	3,333,583

		14,597,629

Diversified Financial Services—0.8%
MarketAxess Holdings, Inc.	66,249	3,581,421

Electrical Equipment—0.8%
Thermon Group Holdings, Inc. (a)	135,838	3,575,256

Electronic Equipment, Instruments & Components—3.0%
FEI Co.	53,579	4,861,223
IPG Photonics Corp. (a) (b)	57,305	3,942,584
Measurement Specialties, Inc. (a)	57,437	4,943,602

		13,747,409

Energy Equipment & Services—3.4%
Dril-Quip, Inc. (a)	40,743	4,450,765
Forum Energy Technologies, Inc. (a)	158,943	5,790,294
Helix Energy Solutions Group, Inc. (a)	198,278	5,216,694

		15,457,753

Food & Staples Retailing—0.7%
Susser Holdings Corp. (a)	41,240	3,328,893

Health Care Equipment & Supplies—7.3%
Cardiovascular Systems, Inc. (a)	110,360	3,438,818
Cyberonics, Inc. (a)	38,944	2,432,442
Cynosure, Inc. - Class A (a)	121,622	2,584,467
Globus Medical, Inc. - Class A (a)	196,401	4,697,912
Insulet Corp. (a) (b)	93,825	3,722,038
Novadaq Technologies, Inc. (a)	256,605	4,228,850
Quidel Corp. (a) (b)	135,203	2,989,338
Spectranetics Corp. (a) (b)	214,344	4,904,191
Wright Medical Group, Inc. (a)	124,880	3,921,232

		32,919,288

Health Care Providers & Services—4.5%
Acadia Healthcare Co., Inc. (a) (b)	119,221	5,424,556
Amsurg Corp. (a)	90,980	4,145,959
IPC The Hospitalist Co., Inc. (a) (b)	94,184	4,164,816
Team Health Holdings, Inc. (a)	130,649	6,524,611

		20,259,942

Health Care Technology—0.8%
HMS Holdings Corp. (a) (b)	174,076	3,552,891

Hotels, Restaurants & Leisure—3.3%
Chuy’s Holdings, Inc. (a) (b)	74,861	2,717,454
Noodles & Co. (a) (b)	87,393	3,005,445
Popeyes Louisiana Kitchen, Inc. (a)	104,315	4,559,609
Vail Resorts, Inc.	60,093	4,637,978

		14,920,486

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—1.0%
HomeAway, Inc. (a) (b)	133,971	$4,664,870

Internet Software & Services—5.5%
comScore, Inc. (a)	76,804	2,725,006
CoStar Group, Inc. (a)	16,341	2,584,656
Dealertrack Technologies, Inc. (a)	142,377	6,455,373
Envestnet, Inc. (a)	100,478	4,915,384
Everyday Health, Inc. (a)	195,352	3,610,105
Shutterstock, Inc. (a) (b)	52,143	4,326,826

		24,617,350

IT Services—2.9%
Cardtronics, Inc. (a)	125,708	4,284,129
Euronet Worldwide, Inc. (a)	75,608	3,647,330
InterXion Holding NV (a)	195,049	5,340,441

		13,271,900

Life Sciences Tools & Services—0.7%
Cambrex Corp. (a)	158,805	3,287,264

Machinery—4.2%
Manitowoc Co., Inc. (The)	179,867	5,910,430
Middleby Corp. (The) (a) (b)	48,774	4,034,585
Proto Labs, Inc. (a)	56,891	4,660,511
RBC Bearings, Inc.	69,506	4,451,859

		19,057,385

Oil, Gas & Consumable Fuels—4.4%
Diamondback Energy, Inc. (a) (b)	55,538	4,931,774
Gulfport Energy Corp. (a)	76,021	4,774,119
Oasis Petroleum, Inc. (a)	108,593	6,069,263
Rosetta Resources, Inc. (a)	77,235	4,236,340

		20,011,496

Pharmaceuticals—2.5%
Akorn, Inc. (a) (b)	127,911	4,253,041
Impax Laboratories, Inc. (a)	126,812	3,803,092
Pacira Pharmaceuticals, Inc. (a) (b)	35,896	3,297,406

		11,353,539

Professional Services—5.1%
Advisory Board Co. (The) (a) (b)	78,477	4,065,108
Corporate Executive Board Co. (The)	76,683	5,231,314
Huron Consulting Group, Inc. (a)	74,006	5,241,105
On Assignment, Inc. (a)	138,910	4,941,029
WageWorks, Inc. (a)	76,418	3,684,112

		23,162,668

Road & Rail—1.5%
Genesee & Wyoming, Inc. - Class A (a)	63,847	6,703,935

Semiconductors & Semiconductor Equipment—6.2%
Cavium, Inc. (a) (b)	104,701	5,199,452
Hittite Microwave Corp.	43,310	3,376,015

Semiconductors & Semiconductor Equipment—(Continued)
Intersil Corp. - Class A	178,954	2,675,362
Monolithic Power Systems, Inc.	125,984	5,335,422
Power Integrations, Inc.	54,959	3,162,341
Semtech Corp. (a)	134,927	3,528,341
Silicon Laboratories, Inc. (a)	100,533	4,951,250

		28,228,183

Software—5.7%
Aspen Technology, Inc. (a)	145,306	6,742,198
FleetMatics Group plc (a) (b)	128,109	4,143,045
Guidewire Software, Inc. (a)	138,267	5,621,936
NetScout Systems, Inc. (a)	86,455	3,833,415
Ultimate Software Group, Inc. (The) (a)	39,804	5,499,719

		25,840,313

Specialty Retail—2.7%
Cabela’s, Inc. (a) (b)	38,606	2,409,014
Hibbett Sports, Inc. (a) (b)	78,560	4,255,595
Restoration Hardware Holdings, Inc. (a) (b)	37,590	3,497,750
Sportsman’s Warehouse Holdings, Inc. (a)	230,464	1,843,712

		12,006,071

Textiles, Apparel & Luxury Goods—3.4%
Deckers Outdoor Corp. (a) (b)	52,944	4,570,655
Oxford Industries, Inc.	67,243	4,483,091
Tumi Holdings, Inc. (a) (b)	186,547	3,755,191
Vince Holding Corp. (a)	63,637	2,330,387

		15,139,324

Transportation Infrastructure—1.0%
Wesco Aircraft Holdings, Inc. (a)	234,798	4,686,569

Total Common Stocks (Cost $331,798,374)		436,162,547

Short-Term Investments—27.2%

Mutual Fund—22.7%
State Street Navigator Securities Lending MET Portfolio (c)	102,499,591	102,499,591

Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $20,572,207 on 07/01/14, collateralized by $20,985,000 Federal Home Loan Bank at 0.150% due 03/30/15 with a value of $20,985,000.	20,572,207	20,572,207

Total Short-Term Investments (Cost $123,071,798)		123,071,798

Total Investments—123.6% (Cost $454,870,172) (d)		559,234,345
Other assets and liabilities (net)—(23.6)%		(106,814,564)

Net Assets—100.0%		$452,419,781

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $99,056,832 and the collateral received consisted of cash in the amount of $102,499,591. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $454,870,172. The aggregate unrealized appreciation and depreciation of investments were $113,002,797 and $(8,638,624), respectively, resulting in net unrealized appreciation of $104,364,173.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$436,162,547	$—	$—	$436,162,547
Short-Term Investments
Mutual Fund	102,499,591	—	—	102,499,591
Repurchase Agreement	—	20,572,207	—	20,572,207
Total Short-Term Investments	102,499,591	20,572,207	—	123,071,798
Total Investments	$538,662,138	$20,572,207	$—	$559,234,345

Collateral for securities loaned (Liability)	$—	$(102,499,591)	$—	$(102,499,591)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$559,234,345
Receivable for:
Investments sold	3,383,926
Fund shares sold	162,620
Dividends	48,279

Total Assets	562,829,170
Liabilities
Collateral for securities loaned	102,499,591
Payables for:
Investments purchased	6,964,439
Fund shares redeemed	526,300
Accrued expenses:
Management fees	294,431
Distribution and service fees	16,338
Deferred trustees’ fees	55,412
Other expenses	52,878

Total Liabilities	110,409,389

Net Assets	$452,419,781

Net assets consist of:
Paid in surplus	$314,934,415
Accumulated net investment loss	(947,288)
Accumulated net realized gain	34,068,481
Unrealized appreciation on investments	104,364,173

Net Assets	$452,419,781

Net Assets
Class A	$367,801,893
Class B	76,501,903
Class E	8,115,985
Capital Shares Outstanding*
Class A	25,648,442
Class B	5,551,040
Class E	578,485
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.34
Class B	13.78
Class E	14.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $454,870,172.
(b)	Includes securities loaned at value of $99,056,832.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$770,282
Securities lending income	397,991

Total investment income	1,168,273
Expenses
Management fees	2,073,760
Administration fees	5,632
Custodian and accounting fees	24,402
Distribution and service fees—Class B	96,060
Distribution and service fees—Class E	6,225
Audit and tax services	16,798
Legal	13,588
Trustees’ fees and expenses	17,231
Shareholder reporting	29,153
Insurance	1,500
Miscellaneous	6,453

Total expenses	2,290,802
Less management fee waiver	(205,559)
Less broker commission recapture	(18,236)

Net expenses	2,067,007

Net Investment Loss	(898,734)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	34,509,252

Net change in unrealized depreciation on investments	(40,137,270)

Net realized and unrealized loss	(5,628,018)

Net Decrease in Net Assets From Operations	$(6,526,752)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(898,734)	$(2,532,674)
Net realized gain	34,509,252	76,656,573
Net change in unrealized appreciation (depreciation)	(40,137,270)	101,257,760

Increase (decrease) in net assets from operations	(6,526,752)	175,381,659

From Distributions to Shareholders
Net realized capital gains
Class A	(44,341,112)	0
Class B	(9,372,330)	0
Class E	(996,910)	0

Total distributions	(54,710,352)	0

Increase (decrease) in net assets from capital share transactions	21,937,833	(61,215,845)

Total increase (decrease) in net assets	(39,299,271)	114,165,814

Net Assets
Beginning of period	491,719,052	377,553,238

End of period	$452,419,781	$491,719,052

Accumulated net investment loss
End of period	$(947,288)	$(48,554)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,637,880	$36,305,836	3,511,756	$45,338,268
Reinvestments	3,253,199	44,341,112	0	0
Redemptions	(4,551,324)	(65,622,594)	(7,138,154)	(98,802,398)

Net increase (decrease)	1,339,755	$15,024,354	(3,626,398)	$(53,464,130)

Class B
Sales	391,430	$5,775,008	753,522	$10,565,408
Reinvestments	715,445	9,372,330	0	0
Redemptions	(597,021)	(8,795,690)	(1,305,262)	(17,855,303)

Net increase (decrease)	509,854	$6,351,648	(551,740)	$(7,289,895)

Class E
Sales	28,491	$441,940	112,870	$1,623,975
Reinvestments	74,731	996,910	0	0
Redemptions	(58,779)	(877,019)	(149,978)	(2,085,795)

Net increase (decrease)	44,443	$561,831	(37,108)	$(461,820)

Increase (decrease) derived from capital shares transactions		$21,937,833		$(61,215,845)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.55		$11.13	$10.01	$9.72	$7.38	$5.68

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)		(0.07)	(0.03)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.28)		5.49	1.15	0.35	2.40	1.76

Total from investment operations	(0.31)		5.42	1.12	0.29	2.34	1.70

Less Distributions
Distributions from net realized capital gains	(1.90)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.90)		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$14.34		$16.55	$11.13	$10.01	$9.72	$7.38

Total Return (%) (b)	(1.26	)(c)	48.70	11.19	2.98	31.71	29.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(d)	0.95	0.96	0.96	1.07	1.33
Net ratio of expenses to average net assets (%) (e)	0.86	(d)	0.86	0.87	0.88	1.02	1.30
Ratio of net investment loss to average net assets (%)	(0.35	)(d)	(0.53)	(0.26)	(0.58)	(0.75)	(1.07)
Portfolio turnover rate (%)	26	(c)	58	74	74	73	170
Net assets, end of period (in millions)	$367.8		$402.4	$311.0	$354.8	$28.4	$22.3

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.01		$10.79	$9.73	$9.47	$7.21	$5.56

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.10)	(0.05)	(0.09)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.29)		5.32	1.11	0.35	2.34	1.73

Total from investment operations	(0.33)		5.22	1.06	0.26	2.26	1.65

Less Distributions
Distributions from net realized capital gains	(1.90)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.90)		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$13.78		$16.01	$10.79	$9.73	$9.47	$7.21

Total Return (%) (b)	(1.43	)(c)	48.38	10.89	2.75	31.35	29.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	(d)	1.20	1.21	1.21	1.32	1.58
Net ratio of expenses to average net assets (%) (e)	1.11	(d)	1.11	1.12	1.13	1.27	1.55
Ratio of net investment loss to average net assets (%)	(0.60	)(d)	(0.77)	(0.51)	(0.86)	(1.00)	(1.32)
Portfolio turnover rate (%)	26	(c)	58	74	74	73	170
Net assets, end of period (in millions)	$76.5		$80.7	$60.4	$61.8	$66.4	$56.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.25		$10.94	$9.86	$9.58	$7.29	$5.61

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.09)	(0.04)	(0.08)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.28)		5.40	1.12	0.36	2.36	1.75

Total from investment operations	(0.32)		5.31	1.08	0.28	2.29	1.68

Less Distributions
Distributions from net realized capital gains	(1.90)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.90)		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$14.03		$16.25	$10.94	$9.86	$9.58	$7.29

Total Return (%) (b)	(1.35	)(c)	48.54	10.95	2.92	31.41	29.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(d)	1.10	1.11	1.11	1.22	1.48
Net ratio of expenses to average net assets (%) (e)	1.01	(d)	1.01	1.02	1.03	1.17	1.45
Ratio of net investment loss to average net assets (%)	(0.49	)(d)	(0.67)	(0.41)	(0.76)	(0.90)	(1.22)
Portfolio turnover rate (%)	26	(c)	58	74	74	73	170
Net assets, end of period (in millions)	$8.1		$8.7	$6.3	$6.9	$7.8	$7.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to net operating losses and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $20,572,207, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$118,251,968	$0	$154,895,155

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,073,760	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

There were no distributions paid for the years ending December 31, 2013 and 2012.

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$54,566,197	$144,204,827	$—	$198,771,024

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $21,864,516.

As of December 31, 2013, there were no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 4.90%, 4.77%, and 4.82%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 11.14%.

MARKET ENVIRONMENT / CONDITIONS

In the first half of 2014, U.S. stocks continued to benefit from ongoing monetary stimulus from the Federal Reserve and other major central banks around the world. Markets shook off geopolitical tensions in the Middle East and mixed U.S. economic data. The U.S. economy contracted by 2.9% in the first quarter, making it the worst quarter of economic activity in five years, but economic indicators in the latter months of the period suggested a rebound after a long winter. Labor markets headed in the right direction as the unemployment rate fell to 6.1%, but wage gains remain historically low and most job growth came from part-time workers. Activity in the housing market was sluggish yet housing prices continued to move higher. Interest rates remained low despite inflation edging up. Returns in the Russell Midcap Value Index were led by the Energy and Utilities sectors. Consumer Discretionary stocks lagged.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio trailed the Russell Midcap Value Index due largely to its Consumer Discretionary and Information Technology holdings.

In the Consumer Discretionary sector, key detractors were Coach, Inc., Bed Bath & Beyond, Inc. and Mattel, Inc. Coach, known for its Coach-branded handbags, turned in a weak quarter as North America sales suffered from weaker traffic, store closures and strong competition among peers. The company is also in the midst of a new product rollout under a new creative director, which has been well received, but will take time to implement. Management laid out a multi-year turnaround plan that includes closing about 20% of retail stores and reduced promotional selling, both of which will hurt revenue in the near term. We think its efforts to reinvigorate its brand and improve the customer experience will make for a better business long term even as increased investment will hurt the bottom line in the near term. Bed Bath & Beyond is a specialty retailer of domestic merchandise and home furnishings. The company reported another tough quarter as increased competition sapped sales. In addition, the customer is hooked on the company’s coupons, which is hurting gross margins. Despite the weak trends, the company continues to have a strong balance sheet with no debt. The company repurchased about 2.2% of shares outstanding during the second quarter and returns on capital and cash flow were still attractive. The company is making significant omni-channel investments to create a seamless customer experience across online and offline shopping, but we believe these efforts will take time to bear fruit. We find its valuation undemanding at about ten-to-eleven times our estimates of normalized earnings. Mattel is a leading toy company and has suffered from poor sales results. Not to ignore the company-specific factors, but the environment for consumer-related businesses has been challenging, and this was reflected in the underperformance of Consumer Discretionary stocks more broadly in the first six months of 2014. Consumer Discretionary was the worst performing sector in the first half of the year. Mattel’s growth is clearly decelerating, but we believe the company remains an above-average operator, a good producer of free cash flow and sells at an undemanding valuation.

In the Information Technology sector, results were held back by NeuStar, Inc. and Teradata Corp. NeuStar is the sole administrator of the phone number registration database used to route calls in the US and Canada. The company has been engaged in a bidding process to renew its number portability contract. It now looks as if the company will lose the contract, a scenario on which we placed a low probability. After the stock’s decline, our view is the stock now trades at a price that reflects the loss of the contract. As a result, the downside today seems low. There’s still a chance the outcome could turn out favorably for NeuStar but it appears unlikely. We continue to own the position but selected not to add to it. Teradata is a provider of datawarehousing. Teradata’s quarterly results were solid, but this was overshadowed by management’s outlook for negative growth in the second quarter due to deals getting pulled forward into the first quarter. The company remains financially healthy. Free cash flow was very strong, there is net cash on the balance sheet, and the company increased its share repurchase authorization.

On the positive side, a strong gain by Kroger Co. drove outperformance in the Consumer Staples sector. Sector positioning was neutral to relative performance, although our cash position was a drag. Kroger is a leading food retailer and one of our largest positions in the portfolio. The company reported strong comparable store sales and raised its full year guidance for earnings per share and comparable store sales. Comparable sales were positive in all geographies and categories with particular strength in natural/organic foods, produce, general merchandise and pharmacy. After the second quarter closed, Kroger announced that it agreed to buy Vitacost.com, an online seller of vitamins and other health-related products, in a deal that would give the supermarket chain a stronger presence in Internet retailing and help it continue to broaden into natural and organic foods.

The biggest sector-level changes during the period were a reduction in exposure to the Information Technology sector and an increase in weighting in the Consumer Discretionary sector. In the Information Technology sector we sold Broadridge Financial Solutions, Inc. in May because it reached our target selling range. We reduced our positions in Lam Research Corp. and Ingram Micro, Inc. as they both performed well.

In the Consumer Discretionary sector, we purchased Gannett Co., Inc. Gannett is a media and marketing solutions company with broadcasting, publishing and digital properties. Historically the majority of profits came from its newspaper business but due to declines in profitability and mergers & acquisitions, newspapers have become

MSF-1

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

a smaller percentage of profits. Following its 2013 acquisition of Belo, about 60% of income is generated by its local TV business. The publishing business is in decline so some folks may still think of this company as an “old” media business, but newspapers are becoming a smaller part of the business every year and the broadcasting and digital businesses appear to have the ability to maintain or even improve their economics in the future. A recent overhang on the stock was the case heard by the Supreme Court in which the broadcasters maintained that streaming company Aereo was violating copyright law by re-transmitting signals without compensating the broadcasters. The case was decided against Aereo, but prior to the court’s decision it was a serious economic threat to the industry. We also think the local affiliate business should get a boost from political ad spending that increases every two years. This tailwind has the potential to be larger going forward due to the Supreme Court’s decision to remove caps on political contributions by individuals. Gannett sells for about ten times our view of normalized earnings, a below-average market multiple, but its cash flow and return on capital capabilities are above average. To us the stock sells cheaply for the higher quality business that it is.

Other meaningful new purchases included Denbury Resources, Inc., Xcel Energy, Inc. and American Capital Agency Corp. Xcel Energy serves electric and natural gas customers in eight states: Colorado, Michigan, Minnesota, Wisconsin, North Dakota, South Dakota, Texas and New Mexico. We last owned Xcel Energy in June 2012. Like other Utility stocks, Xcel Energy lagged the broader market since mid-2012. We like utilities that operate in constructive regulatory environments and where demand is stable to growing. In Colorado, Minnesota and Wisconsin recent regulatory decisions were positive for the company as rate increases were approved in these jurisdictions. We wouldn’t describe the stock as cheap, but compared to other stocks we think the risk/reward is more appealing. Denbury Resources (DNR) is an oil and gas exploration and production (E&P) company focused on mature oil fields in the Gulf Coast and Rocky Mountain regions of the U.S. The company is able to boost recoveries by flooding the oil reservoir with carbon dioxide. In contrast to many E&Ps, this business model is highly repeatable and more predictable. Like Xcel Energy, DNR shares have lagged in recent years. Investors have been more interested in the strong growth profiles associated with the horizontal shale plays. In contrast to the typical shale play, the decline rates in DNR’s projects are much shallower, however, which allows for longer reserve life. The stock has continued to lag following a shift in strategy from a growth focus to a balanced growth and income model in which capital expenditures are balanced with returning free cash flow to shareholders. A recent earnings disappointment has also factored into the stock’s underperformance. Besides what we view as an attractive valuation, the company has a strong balance sheet that offers confidence in its newly initiated dividend and aggressive share buyback program. American Capital Agency (AGNC) is a mortgage real estate investment trust (“REIT”). We view mortgage REITs as “yield manufacturing devices” that earn a leveraged return on their interest rate spread—the difference between what they can earn on their investments and the cost of their borrowings. They can be thought of as virtual banks. Like banks, they are spread businesses, but they operate much simpler business models, and they don’t have the real estate and labor costs that banks have. Analyzing them is very challenging however, and they are very sensitive to changes in interest rates. We saw this play out in 2013 when interest rate volatility dented their book values. They were big underperformers in 2013 since the broader market moved up strongly. We recognize that the risk profile in the mortgage REIT sector has increased, but we still think the business is appealing. The yield curve is still providing a favorable spread for these businesses. We aren’t fooling ourselves however. Rising rates and rate volatility present serious challenges and can create unfortunate outcomes. Our awareness of these risks has meant that we’ve always kept these positions controlled.

As of June 30, 2014 the Portfolio was notably overweight the Technology, Energy and Consumer Discretionary sectors, and underweight the Financials, Utilities, Materials, and Health Care sectors.

James C. Kieffer

Scott C. Satterwhite

George O. Sertl

Daniel L. Kane

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	4.90	21.92	19.91	6.48
Class B	4.77	21.62	19.61	6.21
Class E	4.82	21.74	19.73	6.32
Russell Midcap Value Index	11.14	27.76	22.97	10.66

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Cigna Corp.	3.1
Kroger Co. (The)	2.9
Arrow Electronics, Inc.	2.8
Avnet, Inc.	2.7
Analog Devices, Inc.	2.6
Alleghany Corp.	2.6
Allstate Corp. (The)	2.4
FLIR Systems, Inc.	2.4
Edison International	2.4
Hess Corp.	2.2

Top Sectors

% of Net Assets
Information Technology	22.0
Financials	21.1
Consumer Discretionary	13.0
Industrials	11.8
Energy	11.7
Utilities	4.5
Health Care	3.6
Consumer Staples	3.0
Materials	1.2

MSF-3

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.83%	$1,000.00	$1,049.00	$4.22
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class B	Actual	1.08%	$1,000.00	$1,047.70	$5.48
	Hypothetical*	1.08%	$1,000.00	$1,019.44	$5.41

Class E	Actual	0.98%	$1,000.00	$1,048.20	$4.98
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—91.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
L-3 Communications Holdings, Inc.	138,335	$16,703,951
Rockwell Collins, Inc.	295,608	23,098,809

		39,802,760

Banks—1.1%
M&T Bank Corp. (a)	134,656	16,704,077

Capital Markets—0.9%
Northern Trust Corp.	212,468	13,642,570

Commercial Services & Supplies—1.1%
Republic Services, Inc.	428,016	16,251,768

Construction & Engineering—1.1%
Jacobs Engineering Group, Inc. (b)	303,352	16,162,595

Diversified Consumer Services—2.1%
H&R Block, Inc.	917,386	30,750,779

Diversified Financial Services—1.5%
Intercontinental Exchange, Inc.	117,165	22,132,468

Electric Utilities—3.9%
Edison International	612,709	35,604,520
Xcel Energy, Inc. (a)	720,822	23,232,093

		58,836,613

Electrical Equipment—1.6%
Hubbell, Inc. - Class B	190,913	23,510,936

Electronic Equipment, Instruments & Components—9.1%
Arrow Electronics, Inc. (b)	686,673	41,481,916
Avnet, Inc.	902,220	39,977,368
FLIR Systems, Inc.	1,030,009	35,772,213
Ingram Micro, Inc. - Class A (b)	649,890	18,983,287

		136,214,784

Energy Equipment & Services—4.8%
Ensco plc - Class A (a)	597,263	33,189,905
McDermott International, Inc. (a) (b)	1,732,079	14,012,519
Patterson-UTI Energy, Inc.	723,311	25,272,486

		72,474,910

Food & Staples Retailing—2.9%
Kroger Co. (The)	889,904	43,987,955

Health Care Equipment & Supplies—0.5%
Becton Dickinson & Co.	67,973	8,041,206

Health Care Providers & Services—3.1%
Cigna Corp.	498,992	45,892,294

Insurance—14.9%
Alleghany Corp. (b)	86,866	38,057,732
Allied World Assurance Co. Holdings AG	508,915	19,348,948

Insurance—(Continued)
Allstate Corp. (The)	612,771	35,981,913
Aon plc	318,872	28,727,179
Arch Capital Group, Ltd. (b)	496,375	28,511,780
Loews Corp.	486,521	21,411,789
Progressive Corp. (The)	968,425	24,559,258
Torchmark Corp.	323,270	26,482,278

		223,080,877

Internet & Catalog Retail—1.4%
Liberty Interactive Corp. - Class A (b)	700,338	20,561,924

IT Services—4.4%
NeuStar, Inc. - Class A (a) (b)	459,948	11,967,847
Teradata Corp. (a) (b)	641,238	25,777,767
Western Union Co. (The) (a)	1,635,914	28,366,749

		66,112,363

Leisure Products—1.7%
Mattel, Inc.	650,953	25,367,638

Machinery—2.4%
Joy Global, Inc. (a)	349,494	21,521,840
Kennametal, Inc.	296,125	13,704,665

		35,226,505

Media—3.4%
Gannett Co., Inc.	784,938	24,576,409
Omnicom Group, Inc.	364,891	25,987,537

		50,563,946

Metals & Mining—1.2%
Kinross Gold Corp. (b)	4,226,520	17,497,793

Multi-Utilities—0.6%
SCANA Corp. (a)	167,649	9,021,193

Multiline Retail—1.5%
Nordstrom, Inc.	340,011	23,096,947

Oil, Gas & Consumable Fuels—6.8%
Denbury Resources, Inc. (a)	1,336,934	24,679,802
Hess Corp.	338,717	33,495,724
SM Energy Co.	349,310	29,376,971
Southwestern Energy Co. (b)	320,114	14,561,986

		102,114,483

Professional Services—2.4%
Manpowergroup, Inc.	260,458	22,099,861
Towers Watson & Co. - Class A (a)	127,604	13,300,165

		35,400,026

Real Estate Investment Trusts—2.7%
American Capital Agency Corp.	903,929	21,160,978
Hatteras Financial Corp.	939,171	18,604,977

		39,765,955

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—0.7%
Ryder System, Inc.	117,413	$10,342,911

Semiconductors & Semiconductor Equipment—6.4%
Analog Devices, Inc.	710,214	38,401,271
KLA-Tencor Corp.	384,906	27,959,572
Lam Research Corp.	431,047	29,130,156

		95,490,999

Software—1.0%
Synopsys, Inc. (b)	368,087	14,289,137

Specialty Retail—1.6%
Bed Bath & Beyond, Inc. (b)	423,320	24,290,102

Technology Hardware, Storage & Peripherals—1.1%
Lexmark International, Inc. - Class A (a)	339,205	16,336,113

Textiles, Apparel & Luxury Goods—1.3%
Coach, Inc.	554,666	18,964,031

Total Common Stocks (Cost $953,035,846)		1,371,928,658

Short-Term Investments—20.9%

Mutual Fund—13.0%
State Street Navigator Securities Lending MET Portfolio (c)	194,281,618	194,281,618

Repurchase Agreement—7.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $117,484,724 on 07/01/14, collateralized by $107,840,000 U.S. Treasury Bond at 11.250% due 02/15/15 with a value of $119,837,200.	117,484,724	117,484,724

Total Short-Term Investments (Cost $311,766,342)		311,766,342

Total Investments—112.8% (Cost $1,264,802,188) (d)		1,683,695,000
Other assets and liabilities (net)—(12.8)%		(191,494,788)

Net Assets—100.0%		$1,492,200,212

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $190,544,389 and the collateral received consisted of cash in the amount of $194,281,618. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,264,802,188. The aggregate unrealized appreciation and depreciation of investments were $458,919,644 and $(40,026,832), respectively, resulting in net unrealized appreciation of $418,892,812.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,371,928,658	$—	$—	$1,371,928,658
Short-Term Investments
Mutual Fund	194,281,618	—	—	194,281,618
Repurchase Agreement	—	117,484,724	—	117,484,724
Total Short-Term Investments	194,281,618	117,484,724	—	311,766,342
Total Investments	$1,566,210,276	$117,484,724	$—	$1,683,695,000

Collateral for securities loaned (Liability)	$—	$(194,281,618)	$—	$(194,281,618)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,683,695,000
Cash	204,489
Receivable for:
Investments sold	2,018,636
Fund shares sold	73,971
Dividends	2,710,644

Total Assets	1,688,702,740
Liabilities
Collateral for securities loaned	194,281,618
Payables for:
Fund shares redeemed	972,100
Accrued expenses:
Management fees	984,312
Distribution and service fees	114,229
Deferred trustees’ fees	55,129
Other expenses	95,140

Total Liabilities	196,502,528

Net Assets	$1,492,200,212

Net assets consist of:
Paid in surplus	$986,726,584
Undistributed net investment income	7,176,939
Accumulated net realized gain	79,403,877
Unrealized appreciation on investments	418,892,812

Net Assets	$1,492,200,212

Net Assets
Class A	$892,457,918
Class B	494,263,396
Class E	105,478,898
Capital Shares Outstanding*
Class A	3,190,669
Class B	1,813,447
Class E	382,156
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$279.71
Class B	272.55
Class E	276.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,264,802,188.
(b)	Includes securities loaned at value of $190,544,389.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$13,580,892
Securities lending income	105,501

Total investment income	13,686,393
Expenses
Management fees	6,101,855
Administration fees	17,625
Custodian and accounting fees	55,657
Distribution and service fees—Class B	610,114
Distribution and service fees—Class E	79,056
Audit and tax services	16,798
Legal	13,558
Trustees’ fees and expenses	20,278
Shareholder reporting	50,932
Insurance	4,776
Miscellaneous	6,454

Total expenses	6,977,103
Less broker commission recapture	(26,045)

Net expenses	6,951,058

Net Investment Income	6,735,335

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	105,708,505
Futures contracts	(163,018)

Net realized gain	105,545,487

Net change in unrealized depreciation on investments	(42,562,392)

Net realized and unrealized gain	62,983,095

Net Increase in Net Assets From Operations	$69,718,430

(a)	Net of foreign withholding taxes of $5,470.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,735,335	$10,810,855
Net realized gain	105,545,487	147,105,680
Net change in unrealized appreciation (depreciation)	(42,562,392)	286,341,957

Increase in net assets from operations	69,718,430	444,258,492

From Distributions to Shareholders
Net investment income
Class A	(6,908,510)	(8,743,922)
Class B	(2,552,107)	(3,398,401)
Class E	(615,655)	(927,132)

Total distributions	(10,076,272)	(13,069,455)

Decrease in net assets from capital share transactions	(153,293,699)	(102,632,947)

Total increase (decrease) in net assets	(93,651,541)	328,556,090

Net Assets
Beginning of period	1,585,851,753	1,257,295,663

End of period	$1,492,200,212	$1,585,851,753

Undistributed net investment income
End of period	$7,176,939	$10,517,876

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	225,088	$60,069,797	337,861	$77,321,034
Reinvestments	25,870	6,908,510	39,940	8,743,922
Redemptions	(671,635)	(179,717,180)	(646,198)	(150,839,338)

Net decrease	(420,677)	$(112,738,873)	(268,397)	$(64,774,382)

Class B
Sales	52,036	$13,510,144	253,823	$60,347,875
Reinvestments	9,802	2,552,107	15,917	3,398,401
Redemptions	(179,553)	(46,979,706)	(353,573)	(81,268,989)

Net decrease	(117,715)	$(30,917,455)	(83,833)	$(17,522,713)

Class E
Sales	5,183	$1,382,457	18,197	$4,151,731
Reinvestments	2,336	615,655	4,290	927,132
Redemptions	(43,882)	(11,635,483)	(108,957)	(25,414,715)

Net decrease	(36,363)	$(9,637,371)	(86,470)	$(20,335,852)

Decrease derived from capital shares transactions		$(153,293,699)		$(102,632,947)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$268.60		$198.30	$179.02	$169.21	$148.14	$105.95

Income (Loss) from Investment Operations
Net investment income (a)	1.30		1.98	2.22	1.73	1.67	1.19
Net realized and unrealized gain on investments	11.76		70.60	18.92	9.78	20.55	42.37

Total from investment operations	13.06		72.58	21.14	11.51	22.22	43.56

Less Distributions
Distributions from net investment income	(1.95)		(2.28)	(1.86)	(1.70)	(1.15)	(1.37)

Total distributions	(1.95)		(2.28)	(1.86)	(1.70)	(1.15)	(1.37)

Net Asset Value, End of Period	$279.71		$268.60	$198.30	$179.02	$169.21	$148.14

Total Return (%) (b)	4.90	(c)	36.85	11.86	6.76	15.04	41.56

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	(d)	0.83	0.85	0.84	0.84	0.85
Ratio of net investment income to average net assets (%)	0.98	(d)	0.84	1.17	0.97	1.09	0.97
Portfolio turnover rate (%)	11	(c)	22	23	30	39	143
Net assets, end of period (in millions)	$892.5		$970.0	$769.4	$731.8	$876.7	$857.0

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$261.50		$193.14	$174.44	$164.99	$144.56	$103.30

Income (Loss) from Investment Operations
Net investment income (a)	0.96		1.36	1.69	1.30	1.27	0.84
Net realized and unrealized gain on investments	11.45		68.77	18.44	9.47	20.01	41.39

Total from investment operations	12.41		70.13	20.13	10.77	21.28	42.23

Less Distributions
Distributions from net investment income	(1.36)		(1.77)	(1.43)	(1.32)	(0.85)	(0.97)

Total distributions	(1.36)		(1.77)	(1.43)	(1.32)	(0.85)	(0.97)

Net Asset Value, End of Period	$272.55		$261.50	$193.14	$174.44	$164.99	$144.56

Total Return (%) (b)	4.77	(c)	36.51	11.58	6.49	14.76	41.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.08	(d)	1.08	1.10	1.09	1.09	1.10
Ratio of net investment income to average net assets (%)	0.74	(d)	0.59	0.92	0.75	0.85	0.71
Portfolio turnover rate (%)	11	(c)	22	23	30	39	143
Net assets, end of period (in millions)	$494.3		$505.0	$389.2	$383.8	$384.0	$353.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$264.86		$195.57	$176.60	$166.99	$146.26	$104.55

Income (Loss) from Investment Operations
Net investment income (a)	1.10		1.60	1.89	1.46	1.41	0.97
Net realized and unrealized gain on investments	11.60		69.65	18.68	9.62	20.29	41.87

Total from investment operations	12.70		71.25	20.57	11.08	21.70	42.84

Less Distributions
Distributions from net investment income	(1.55)		(1.96)	(1.60)	(1.47)	(0.97)	(1.13)

Total distributions	(1.55)		(1.96)	(1.60)	(1.47)	(0.97)	(1.13)

Net Asset Value, End of Period	$276.01		$264.86	$195.57	$176.60	$166.99	$146.26

Total Return (%) (b)	4.82	(c)	36.65	11.69	6.60	14.87	41.34

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	(d)	0.98	1.00	0.99	0.99	1.00
Ratio of net investment income to average net assets (%)	0.84	(d)	0.68	1.01	0.83	0.94	0.81
Portfolio turnover rate (%)	11	(c)	22	23	30	39	143
Net assets, end of period (in millions)	$105.5		$110.8	$98.8	$104.4	$118.6	$121.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker recapture reclasses and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $117,484,724, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MSF-14

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $70,492,544 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $163,018 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-15

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$160,094,551	$0	$313,874,839

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $9,357,042 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$6,101,855	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $100 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee.

MSF-16

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$13,069,455	$11,475,644	$—	$—	$13,069,455	$11,475,644

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$10,571,106	$—	$460,712,261	$(25,398,668)	$445,884,699

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $148,007,471.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $25,398,668.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 6.29% and 6.19%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 6.79%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets posted positive returns but trailed both the U.S. and emerging markets during the six month period ending June 30, 2014. Using the MSCI World ex-USA IMI Index (net dividends) as a proxy, non-U.S. developed markets gained 5.6%, as compared to 6.9% for the Russell 3000 Index and 6.5% for the MSCI Emerging Markets IMI Index (net dividends).

During the six month period, dispersion at the individual country level was high. For instance, the difference between the best-performing developed market, Denmark (+20.8%), and the worst-performing one, Austria (-0.3%), was over 21%. The U.S. dollar appreciated against the Swedish krona, Norwegian krone, and the euro, but depreciated against the Australian dollar and New Zealand dollar. Overall, currency fluctuations had a positive impact on the U.S. dollar-denominated returns of developed non-U.S. equities. Energy, Real Estate Investment Trusts (“REITs”), and Utilities were the best-performing sectors in developed ex-U.S. markets, while Consumer Discretionary and Information Technology were among the weakest.

Along the market capitalization dimension, small caps (MSCI World ex-USA Small Cap) outperformed large caps (MSCI World ex-USA Large Cap) by 1.7% for the period.

PORTFOLIO REVIEW/ PERIOD END POSITIONING

For the six months ended June 30, 2014, the Portfolio underperformed its benchmark by 0.50%. Dimensional defines the small cap universe differently than does MSCI, and as a result the Portfolio had a lesser allocation to Canada and a greater allocation to the United Kingdom. Overall, these country allocation differences detracted from relative performance, as Canada outperformed while the United Kingdom underperformed. With REITs outperforming during the period, the Portfolio’s exclusion of REITs also detracted from relative performance. To a lesser extent, the Portfolio’s holdings in companies with market capitalization smaller than $250 million contributed positively to relative performance, as the Portfolio held more micro-cap securities, and those securities held by the Portfolio outperformed.

The Portfolio held approximately 3,700 securities as of June 30, 2014 and is well diversified across both countries and sectors.

Joseph Chi

Jed Fogdall

Henry Gray

Karen Umland

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	6.29	30.67	15.12	16.81
Class B	6.19	30.31	14.83	16.52
MSCI World ex-U.S. Small Cap Index	6.79	29.55	15.32	17.82

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Vestas Wind Systems A/S	0.6
Ashtead Group plc	0.6
Deutsche Wohnen AG	0.4
DCC plc	0.4
Berkeley Group Holdings plc	0.4
Banco Popolare SC	0.4
Hikma Pharmaceuticals plc	0.3
Orion Oyj- Class B	0.3
Delta Lloyd NV	0.3
Henderson Group plc	0.3

Top Countries

% of Net Assets
Japan	21.2
United Kingdom	20.9
Canada	10.0
Australia	5.5
Germany	5.2
Switzerland	4.3
France	4.1
Sweden	3.5
Italy	3.1
Hong Kong	2.8

MSF-2

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.93%	$1,000.00	$1,062.90	$4.76
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

Class B(a)	Actual	1.18%	$1,000.00	$1,061.90	$6.03
	Hypothetical*	1.18%	$1,000.00	$1,018.94	$5.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—5.5%
ABM Resources NL (a)	145,014	$2,733
Adelaide Brighton, Ltd.	121,578	395,411
Aditya Birla Minerals, Ltd. (a)	49,372	8,842
AED Oil, Ltd. (a) (b) (c)	93,946	0
Ainsworth Game Technology, Ltd.	30,367	107,067
AJ Lucas Group, Ltd. (a)	34,363	30,138
Alcyone Resources, Ltd. (a) (b) (c)	101,457	96
Alkane Resources, Ltd. (a)	120,355	30,067
Alliance Resources, Ltd. (a)	81,385	12,302
Altium, Ltd.	6,736	15,564
Altona Mining, Ltd. (a)	67,875	10,232
AMA Group, Ltd.	90,664	24,360
Amalgamated Holdings, Ltd.	32,994	290,367
Amcom Telecommunications, Ltd.	112,720	210,423
Antares Energy, Ltd. (a)	111,036	55,483
AP Eagers, Ltd.	223	1,200
APN News & Media, Ltd. (a)	374,048	273,328
Aquarius Platinum, Ltd. (a)	119,520	47,365
Aquila Resources, Ltd. (a) (d)	54,538	173,977
ARB Corp., Ltd.	18,954	218,989
Aristocrat Leisure, Ltd.	70,789	351,423
Arrium, Ltd.	486,144	365,151
ASG Group, Ltd. (a)	59,850	25,404
Atlantic, Ltd. (a) (b) (c)	22,059	2,725
Atlas Iron, Ltd. (d)	250,116	148,849
Ausdrill, Ltd.	110,321	88,928
Ausenco, Ltd.	72,770	34,343
Austal, Ltd. (a)	66,437	80,174
Austbrokers Holdings, Ltd.	18,352	186,724
Austin Engineering, Ltd.	26,257	39,767
Australian Agricultural Co., Ltd. (a)	192,359	223,145
Australian Infrastructure Fund, Ltd.	269,584	1,014
Australian Pharmaceutical Industries, Ltd.	174,311	97,051
Automotive Holdings Group, Ltd.	79,876	274,864
Aveo Group (d)	72,034	140,051
AVJennings, Ltd. (a)	10,332	5,553
AWE, Ltd. (a)	335,940	570,056
Bandanna Energy, Ltd. (a) (b) (c) (d)	179,193	14,193
BC Iron, Ltd.	43,288	130,871
Beach Energy, Ltd.	676,773	1,073,152
Beadell Resources, Ltd. (a)	102,327	59,846
Bega Cheese, Ltd.	10,833	49,796
Bentham IMF, Ltd.	49,173	85,110
Berkeley Resources, Ltd. (a)	25,720	6,570
Billabong International, Ltd. (a)	280,601	132,294
Blackmores, Ltd.	5,346	137,111
Blackthorn Resources, Ltd. (a)	28,882	4,086
Boart Longyear, Ltd. (a) (d)	232,690	40,615
Boom Logistics, Ltd. (a)	73,674	8,334
Bradken, Ltd. (d)	48,239	172,811
Breville Group, Ltd.	42,911	328,531
Brickworks, Ltd.	4,295	55,378
BT Investment Management, Ltd.	11,643	70,823
Buru Energy, Ltd. (a) (d)	23,457	24,544
Cabcharge Australia, Ltd. (d)	55,813	212,588
Cape Lambert Resources, Ltd. (a)	97,229	7,056
Capral, Ltd. (a)	136,176	15,340

Australia—(Continued)
Cardno, Ltd. (d)	49,102	292,573
Carnarvon Petroleum, Ltd. (a)	251,902	17,830
carsales.com, Ltd.	44,409	443,928
Cash Converters International, Ltd.	100,669	102,522
Cedar Woods Properties, Ltd.	23,396	161,268
Chandler Macleod Group, Ltd.	16,111	5,014
Citigold Corp., Ltd. (a)	104,691	2,525
Clinuvel Pharmaceuticals, Ltd. (a)	8,760	14,043
Coal of Africa, Ltd. (a)	133,534	8,310
Coalspur Mines, Ltd. (a)	94,441	5,345
Cockatoo Coal, Ltd. (a)	674,454	18,446
Coffey International, Ltd. (a)	63,637	14,099
Collection House, Ltd.	19,217	34,062
Collins Foods, Ltd.	4,975	9,710
Comet Ridge, Ltd. (a)	6,288	890
Cooper Energy, Ltd. (a)	123,859	59,002
Corporate Travel Management, Ltd.	15,390	93,158
Coventry Group, Ltd.	2,905	7,671
Credit Corp. Group, Ltd.	13,415	110,078
Crowe Horwath Australasia, Ltd.	93,561	37,058
CSG, Ltd. (a)	35,179	34,185
CSR, Ltd.	282,278	928,738
Cudeco, Ltd. (a) (d)	51,210	82,782
Cue Energy Resources, Ltd. (a)	171,183	18,565
Data #3, Ltd.	55,471	35,585
David Jones, Ltd.	263,552	979,473
Decmil Group, Ltd.	56,744	95,578
Deep Yellow, Ltd. (a)	271,919	4,862
Domino’s Pizza Enterprises, Ltd.	23,137	468,750
Downer EDI, Ltd.	238,347	1,016,439
Drillsearch Energy, Ltd. (a) (d)	218,929	301,622
DuluxGroup, Ltd.	115,104	614,718
DWS, Ltd.	36,847	40,324
Echo Entertainment Group, Ltd.	45,092	133,558
Elemental Minerals, Ltd. (a)	26,469	6,245
Emeco Holdings, Ltd. (a)	314,914	59,366
Empire Oil & Gas NL (a)	591,457	4,465
Energy Resources of Australia, Ltd. (a)	51,910	59,695
Energy World Corp., Ltd. (a)	325,379	98,234
Envestra, Ltd.	293,461	376,274
Equatorial Resources, Ltd. (a)	18,658	6,067
Equity Trustees, Ltd.	1,527	30,205
ERM Power, Ltd.	28,353	48,588
eServGlobal, Ltd. (a)	43,068	30,062
Ethane Pipeline Income Fund	3,869	3,959
Euroz, Ltd.	21,953	26,808
Evolution Mining, Ltd.	113,688	76,993
Fairfax Media, Ltd.	944,011	805,354
Fantastic Holdings, Ltd.	1,151	1,612
FAR, Ltd. (a)	882,955	28,306
Finbar Group, Ltd.	6,909	10,618
Fleetwood Corp., Ltd. (d)	22,683	49,829
FlexiGroup, Ltd.	40,135	120,066
Flinders Mines, Ltd. (a)	606,380	11,427
Focus Minerals, Ltd. (a)	1,919,942	18,128
Funtastic, Ltd.	88,662	5,015
G8 Education, Ltd. (d)	64,682	280,488

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Galaxy Resources, Ltd. (a)	75,661	$3,782
Geodynamics, Ltd. (a)	82,317	3,651
Gindalbie Metals, Ltd. (a)	346,087	16,986
Global Construction Services, Ltd. (a)	9,380	4,075
Goodman Fielder, Ltd. (b)	694,503	445,036
GrainCorp, Ltd. - Class A	55,648	441,037
Grange Resources, Ltd.	120,000	18,193
Greencross, Ltd.	657	5,728
Greenland Minerals & Energy, Ltd. (a)	69,811	6,585
Gryphon Minerals, Ltd. (a)	118,469	18,226
GUD Holdings, Ltd. (d)	27,524	161,502
Gunns, Ltd. (a) (b) (c) (d)	309,759	0
GWA Group, Ltd.	104,110	258,455
Hansen Technologies, Ltd.	17,614	21,012
HFA Holdings, Ltd.	45,623	45,173
Highlands Pacific, Ltd. (a)	173,904	7,548
Hillgrove Resources, Ltd. (a)	207,073	15,431
Hills, Ltd.	80,453	131,634
Horizon Oil, Ltd. (a) (d)	652,736	215,625
Icon Energy, Ltd. (a)	157,110	20,007
IDM International, Ltd. (a) (b) (c)	49,237	0
iiNET, Ltd.	65,072	448,918
Imdex, Ltd.	77,362	45,968
Independence Group NL	59,109	242,861
Indophil Resources NL (a)	149,398	22,642
Infigen Energy, Ltd. (a) (d)	282,132	63,910
Infomedia, Ltd.	67,545	47,776
Integrated Research, Ltd.	28,972	27,195
International Ferro Metals, Ltd. (a)	82,765	11,245
Intrepid Mines, Ltd. (a)	177,715	40,870
Invocare, Ltd.	38,500	367,252
IOOF Holdings, Ltd.	69,716	552,100
Iress, Ltd.	37,946	293,256
Iron Ore Holdings, Ltd. (a)	17,526	14,901
JB Hi-Fi, Ltd. (d)	51,555	890,220
Jumbo Interactive, Ltd.	17,427	21,346
Jupiter Mines, Ltd. (a) (b) (c)	63,164	3,618
K&S Corp., Ltd.	1,802	2,125
Kagara, Ltd. (a) (b) (c) (d)	131,297	2,848
Karoon Gas Australia, Ltd. (a)	75,600	219,169
Kingsgate Consolidated, Ltd. (a) (d)	74,801	61,798
Kingsrose Mining, Ltd. (a)	83,494	44,692
Liquefied Natural Gas, Ltd. (a)	11,253	22,847
Lycopodium, Ltd.	6,953	13,774
M2 Telecommunications Group, Ltd. (d)	37,134	202,532
MACA, Ltd.	56,351	98,598
Macmahon Holdings, Ltd. (a)	380,170	35,835
Macquarie Atlas Roads Group	97,706	301,471
Macquarie Telecom Group, Ltd.	3,983	21,776
Magellan Financial Group, Ltd.	9,088	93,821
Matrix Composites & Engineering, Ltd. (a)	14,874	16,547
Maverick Drilling & Exploration, Ltd. (a)	41,036	8,713
MaxiTRANS Industries, Ltd.	59,013	53,983
Mayne Pharma Group, Ltd. (a)	129,645	103,896
McMillan Shakespeare, Ltd.	14,763	127,735
McPherson’s, Ltd.	34,460	35,579
Medusa Mining, Ltd. (a)	60,972	108,290

Australia—(Continued)
Melbourne IT, Ltd.	36,135	54,872
MEO Australia, Ltd. (a)	220,030	5,185
Mermaid Marine Australia, Ltd. (d)	100,235	194,865
Metals X, Ltd. (a)	199,551	48,937
Metcash, Ltd.	196,337	489,000
Metgasco, Ltd. (a)	117,719	4,683
Mincor Resources NL	105,687	82,245
Mineral Deposits, Ltd. (a)	45,217	77,444
Mineral Resources, Ltd.	38,108	344,938
Monadelphous Group, Ltd. (d)	33,774	501,227
Morning Star Gold NL (a) (b) (c)	33,455	662
Mortgage Choice, Ltd.	48,689	130,377
Mount Gibson Iron, Ltd.	439,215	286,204
Myer Holdings, Ltd. (d)	180,507	361,105
MyState, Ltd.	3,899	17,060
Nanosonics, Ltd. (a)	44,660	33,251
Navitas, Ltd.	96,272	647,970
Neon Energy, Ltd. (a)	259,085	3,176
Newsat, Ltd. (a) (d)	113,333	29,369
Nexus Energy, Ltd. (a) (b) (c)	625,142	7,663
NIB Holdings, Ltd.	238,467	732,974
Nick Scali, Ltd.	16,348	41,763
Nido Petroleum, Ltd. (a)	522,236	15,743
Noble Mineral Resources, Ltd. (a) (b) (c)	83,737	0
Northern Iron, Ltd. (a)	90,404	12,781
Northern Star Resources, Ltd.	200,853	243,013
NRW Holdings, Ltd.	94,219	81,781
Nufarm, Ltd.	53,458	234,577
Oakton, Ltd.	31,814	39,461
Orocobre, Ltd. (a) (d)	38,552	82,211
OrotonGroup, Ltd.	11,425	47,323
Otto Energy, Ltd. (a)	308,140	26,733
OZ Minerals, Ltd.	98,210	379,217
Pacific Brands, Ltd. (d)	313,811	161,226
Paladin Energy, Ltd. (a) (d)	294,837	82,135
Pan Pacific Petroleum NL (a)	55,564	3,932
PanAust, Ltd.	144,580	307,107
Panoramic Resources, Ltd. (a)	146,618	114,841
PaperlinX, Ltd. (a)	340,846	12,539
Patties Foods, Ltd.	16,945	17,892
Peet, Ltd. (a)	81,397	103,646
Peninsula Energy, Ltd. (a)	454,116	9,847
Perpetual, Ltd.	19,830	886,878
Perseus Mining, Ltd. (a)	185,112	74,799
Phosphagenics, Ltd. (a)	345,965	28,384
Platinum Australia, Ltd. (a) (b) (c)	116,796	661
Pluton Resources, Ltd. (a) (b) (c)	48,332	1,550
PMP, Ltd. (a)	158,703	65,099
Premier Investments, Ltd.	44,992	360,543
Primary Health Care, Ltd. (d)	186,399	797,778
Prime Media Group, Ltd.	58,966	58,378
Programmed Maintenance Services, Ltd.	50,859	134,760
Qube Holdings, Ltd.	78,755	169,447
RCG Corp., Ltd. (d)	51,116	30,361
RCR Tomlinson, Ltd.	41,212	108,855
REA Group, Ltd. (d)	305	12,296
Reckon, Ltd. (d)	36,898	73,389

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Redflex Holdings, Ltd.	19,984	$19,025
Regional Express Holdings, Ltd. (a)	9,952	7,038
Regis Resources, Ltd.	83,844	131,817
Reject Shop, Ltd. (The) (d)	12,421	102,195
Resolute Mining, Ltd. (a)	248,330	148,612
Resource Generation, Ltd. (a)	58,515	7,174
Retail Food Group, Ltd.	43,111	184,674
Rex Minerals, Ltd. (a)	42,465	12,214
Ridley Corp., Ltd.	123,003	92,223
Roc Oil Co., Ltd. (a)	388,473	219,774
RungePincockMinarco, Ltd. (a)	4,190	2,291
Ruralco Holdings, Ltd. (d)	7,095	22,872
SAI Global, Ltd. (d)	62,244	299,995
Salmat, Ltd.	45,807	69,971
Samson Oil & Gas, Ltd. (a)	581,639	11,864
Sandfire Resources NL (a) (d)	32,705	192,080
Saracen Mineral Holdings, Ltd. (a)	318,233	125,031
Sedgman, Ltd.	48,829	23,008
Select Harvests, Ltd. (d)	15,247	73,898
Senex Energy, Ltd. (a)	248,220	162,631
Servcorp, Ltd.	22,224	100,632
Service Stream, Ltd. (a)	67,295	11,737
Seven West Media, Ltd.	84,939	150,540
Sigma Pharmaceuticals, Ltd.	621,692	428,197
Sihayo Gold, Ltd. (a)	181,026	3,073
Silex Systems, Ltd. (a)	28,112	30,787
Silver Chef, Ltd.	6,956	33,258
Silver Lake Resources, Ltd. (a)	112,092	55,181
Sims Metal Management, Ltd. (a) (d)	81,094	740,867
Sirtex Medical, Ltd.	20,982	334,250
Skilled Group, Ltd.	60,040	130,321
Slater & Gordon, Ltd.	29,921	145,560
SMS Management & Technology, Ltd. (d)	26,278	87,745
Southern Cross Electrical Engineering, Ltd.	22,440	10,152
Southern Cross Media Group, Ltd.	197,813	199,755
Spark Infrastructure Group	441,287	770,016
Specialty Fashion Group, Ltd.	34,701	28,821
St. Barbara, Ltd. (a) (d)	192,892	21,366
Starpharma Holdings, Ltd. (a) (d)	81,789	44,762
Strike Energy, Ltd. (a)	182,555	24,972
STW Communications Group, Ltd.	131,014	177,469
Sundance Energy Australia, Ltd. (a)	147,140	160,381
Sundance Resources, Ltd. (a) (d)	819,104	65,039
Sunland Group, Ltd.	40,150	59,054
Super Retail Group, Ltd.	69,714	556,530
Swick Mining Services, Ltd.	56,563	14,135
TABCORP Holdings, Ltd.	36,325	115,067
Tap Oil, Ltd. (a)	83,681	40,242
Tassal Group, Ltd.	66,700	242,821
Technology One, Ltd.	85,252	214,731
Ten Network Holdings, Ltd. (a) (d)	750,180	187,559
TFS Corp., Ltd.	78,407	122,061
Thorn Group, Ltd.	56,537	115,174
Tiger Resources, Ltd. (a)	409,321	123,684
Toro Energy, Ltd. (a)	75,052	4,104
Tox Free Solutions, Ltd.	67,596	215,482
Transfield Services, Ltd. (a) (d)	156,942	160,696

Australia—(Continued)
Transpacific Industries Group, Ltd. (a)	525,544	502,860
Treasury Group, Ltd.	3,740	33,763
Troy Resources, Ltd. (a)	47,537	48,805
UGL, Ltd. (d)	29,320	189,272
Unity Mining, Ltd. (a)	173,949	1,638
UXC, Ltd.	122,634	85,610
Villa World, Ltd.	6,477	12,343
Village Roadshow, Ltd.	32,709	226,951
Virgin Australia Holdings, Ltd. (a)	752,045	304,894
Virgin Australia International Holding, Ltd. (b) (c)	968,773	1
Vision Eye Institute, Ltd. (a)	37,056	26,029
Vocus Communications, Ltd.	28,409	132,884
Watpac, Ltd.	37,999	29,021
WDS, Ltd.	55,558	50,312
Webjet, Ltd. (d)	22,295	50,891
Western Areas, Ltd.	104,247	454,616
Western Desert Resources, Ltd. (a)	64,456	13,435
Wide Bay Australia, Ltd.	9,275	48,096
Wotif.com Holdings, Ltd.	48,387	110,993

		41,063,698

Austria—1.0%
A-TEC Industries AG (a) (b) (c) (d)	1,749	0
Agrana Beteiligungs AG (d)	1,574	187,427
AMS AG	5,826	968,036
Austria Technologie & Systemtechnik AG	8,022	107,607
CA Immobilien Anlagen AG (a) (d)	22,098	418,408
CAT Oil AG	6,549	168,630
Conwert Immobilien Invest SE (a)	2,462	29,213
DO & Co. AG	864	54,532
EVN AG	10,637	155,528
Flughafen Wien AG	6,864	639,175
Frauenthal Holding AG	270	3,780
Kapsch TrafficCom AG	2,222	103,054
Lenzing AG (d)	2,817	181,719
Mayr Melnhof Karton AG	3,412	406,374
Oberbank AG	174	11,913
Oesterreichische Post AG	9,417	467,787
Palfinger AG	5,947	218,067
POLYTEC Holding AG	10,783	118,297
RHI AG	6,522	219,532
Rosenbauer International AG	1,972	172,336
S IMMO AG (a)	35,979	292,567
Schoeller-Bleckmann Oilfield Equipment AG (d)	3,509	452,233
Semperit AG Holding	6,630	406,238
Strabag SE (d)	6,827	214,721
Telekom Austria AG	7,113	69,528
Uniqa Insurance Group AG (d)	11,945	153,391
Wienerberger AG (d)	39,101	654,888
Zumtobel AG	19,568	456,843

		7,331,824

Belgium—1.3%
Ablynx NV (a)	11,026	135,469

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Belgium—(Continued)
Ackermans & van Haaren NV (d)	8,515	$1,073,804
AGFA-Gevaert NV (a) (c)	125,762	368,309
Arseus NV	13,446	768,922
Atenor Group	1,048	54,394
Banque Nationale de Belgique	104	497,715
Barco NV (d)	5,073	403,677
Cie d’Entreprises CFE	5,563	575,518
Cie Immobiliere de Belgique S.A.	1,054	58,457
Cie Maritime Belge S.A.	6,424	169,152
D’ieteren S.A. (d)	7,905	331,238
Deceuninck NV (c)	49,164	134,253
Econocom Group (d)	22,022	208,651
Elia System Operator S.A.	6,896	348,325
Euronav NV (a)	11,848	144,847
EVS Broadcast Equipment S.A. (d)	4,761	236,340
Exmar NV	8,473	137,325
Galapagos NV (a)	16,401	318,453
Gimv NV (d)	250	12,508
Hamon & CIE S.A. (a)	300	6,260
Ion Beam Applications (a)	11,487	181,212
Jensen-Group NV	738	14,755
Kinepolis Group NV	2,580	489,803
Lotus Bakeries	118	154,940
Melexis NV	13,858	613,998
Mobistar S.A. (a)	1,689	32,241
NV Bekaert S.A. (d)	10,260	382,955
Nyrstar NV (a) (c) (d)	51,478	156,278
Picanol (a)	1,699	64,906
RealDolmen NV (a)	1,200	37,689
Recticel S.A.	13,561	142,845
Rentabiliweb Group (a)	1,352	17,763
Resilux	55	7,790
RHJ International (a) (d)	2,453	11,948
Roularta Media Group NV (a)	1,629	29,054
Sioen Industries NV	4,097	59,354
Sipef S.A.	3,346	285,890
Tessenderlo Chemie NV (a) (c) (d)	14,274	412,485
ThromboGenics NV (a) (d)	9,279	119,606
Van de Velde NV	3,377	179,610
Viohalco S.A. (a)	45,397	262,183

		9,640,922

Cambodia—0.0%
NagaCorp., Ltd.	340,000	299,657

Canada—10.0%
5N Plus, Inc. (a)	33,732	128,979
Aberdeen International, Inc. (a)	9,500	1,380
Absolute Software Corp.	15,354	99,285
Acadian Timber Corp.	3,800	47,400
Advantage Oil & Gas, Ltd. (a)	117,131	787,057
Aecon Group, Inc.	40,222	638,923
AG Growth International, Inc. (d)	4,320	191,941
AGF Management, Ltd. - Class B (d)	16,950	198,244
AgJunction, Inc. (a)	12,375	8,814
Ainsworth Lumber Co., Ltd. (a) (d)	57,353	148,885

Canada—(Continued)
Air Canada - Class A (a)	15,459	137,777
AirBoss of America Corp.	1,200	10,335
Akita Drilling, Ltd. - Class A	2,003	30,485
Alacer Gold Corp.	38,050	100,915
Alamos Gold, Inc. (d)	31,532	318,851
Alaris Royalty Corp. (d)	6,854	185,762
Algoma Central Corp.	4,410	68,358
Algonquin Power & Utilities Corp. (d)	54,593	421,068
Alliance Grain Traders, Inc.	6,101	121,900
Alterra Power Corp. (a)	150,766	49,452
Altius Minerals Corp. (a) (d)	9,660	113,796
Altus Group, Ltd. (d)	14,488	311,471
Amerigo Resources, Ltd. (a)	44,359	17,668
Amica Mature Lifestyles, Inc.	7,591	52,857
Anderson Energy, Ltd. (a)	46,999	10,351
Andrew Peller, Ltd. - Class A	1,139	15,232
Antrim Energy, Inc. (a)	58,587	2,745
Argonaut Gold, Inc. (a)	37,825	156,681
Arsenal Energy, Inc.	8,955	65,796
Artek Exploration, Ltd. (a)	14,269	58,304
Asanko Gold, Inc. (a)	23,027	59,993
Athabasca Oil Corp. (a)	3,614	25,944
ATS Automation Tooling Systems, Inc. (a)	39,833	582,722
Augusta Resource Corp. (a)	16,090	50,816
AuRico Gold, Inc.	86,830	371,065
AutoCanada, Inc. (d)	10,728	794,559
Avalon Rare Metals, Inc. (a)	28,205	12,820
Avigilon Corp. (a)	4,281	95,445
Axia NetMedia Corp.	22,633	60,239
B2Gold Corp. (a) (d)	148,473	432,736
Badger Daylighting, Ltd.	18,762	618,044
Ballard Power Systems, Inc. (a) (d)	58,407	241,390
Bankers Petroleum, Ltd. (a)	167,493	1,070,524
Bellatrix Exploration, Ltd. (a)	43,979	381,656
Birchcliff Energy, Ltd. (a) (d)	58,552	773,706
Bird Construction, Inc. (d)	6,812	85,609
Black Diamond Group, Ltd. (d)	19,812	637,222
BlackPearl Resources, Inc. (a)	117,817	249,535
BMTC Group, Inc. - Class A	5,387	75,727
BNK Petroleum, Inc. (a)	29,567	45,443
Bonterra Energy Corp. (d)	5,412	328,458
Boralex, Inc. - Class A (d)	5,802	73,677
Brookfield Real Estate Services, Inc.	800	10,496
Brookfield Residential Properties, Inc. (a)	8,385	175,236
Calfrac Well Services, Ltd.	16,828	314,623
Calian Technologies, Ltd.	2,846	52,276
Calvalley Petroleums, Inc. - Class A (a)	19,422	26,574
Canaccord Financial, Inc. (d)	54,653	629,479
Canacol Energy, Ltd. (a)	32,061	208,822
Canadian Energy Services & Technology Corp.	23,479	735,362
Canadian Western Bank (d)	10,887	406,993
Canam Group, Inc.	22,324	280,344
CanElson Drilling, Inc.	28,063	214,868
Canexus Corp. (d)	28,655	131,587
Canfor Corp. (a)	10,739	235,100
Canfor Pulp Products, Inc. (d)	12,797	151,110

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
CanWel Building Materials Group, Ltd.	9,304	$49,875
Canyon Services Group, Inc.	17,185	304,387
Capital Power Corp. (d)	43,408	1,072,742
Capstone Infrastructure Corp. (d)	33,717	134,293
Capstone Mining Corp. (a)	95,339	229,625
Cascades, Inc.	46,236	286,416
Cathedral Energy Services, Ltd.	13,349	61,925
CCL Industries, Inc. - Class B	13,368	1,287,252
Celestica, Inc. (a)	69,230	870,687
Celestica, Inc. (U.S. Listed Shares) (a)	3,026	38,007
Centerra Gold, Inc.	19,963	125,909
Cequence Energy, Ltd. (a) (d)	86,636	237,893
Cervus Equipment Corp.	1,370	27,193
Chaparral Gold Corp. (a)	15,698	7,650
China Gold International Resources Corp., Ltd. (a)	40,813	118,570
Chinook Energy, Inc. (a)	22,517	46,847
Cineplex, Inc. (d)	20,267	787,280
Clairvest Group, Inc.	200	4,377
Clarke, Inc.	1,730	17,364
Clearwater Seafoods, Inc.	1,500	12,258
Cogeco Cable, Inc.	4,771	264,204
Cogeco, Inc.	2,004	103,313
Colabor Group, Inc.	9,830	34,915
COM DEV International, Ltd.	27,875	111,547
Computer Modelling Group, Ltd.	10,360	287,581
Connacher Oil and Gas, Ltd. (a)	280,466	59,140
Contrans Group, Inc. - Class A	8,272	110,779
Copper Mountain Mining Corp. (a) (d)	57,011	130,900
Corby Spirit and Wine, Ltd. (d)	8,057	160,377
Corridor Resources, Inc. (a) (d)	21,385	41,686
Corus Entertainment, Inc. - B Shares (d)	29,940	700,625
Cott Corp.	36,205	255,832
Crew Energy, Inc. (a)	69,029	714,840
Crocotta Energy, Inc. (a)	41,143	180,064
DeeThree Exploration, Ltd. (a)	30,762	328,651
Delphi Energy Corp. (a)	95,850	390,748
Denison Mines Corp. (a) (d)	247,548	313,190
Descartes Systems Group, Inc. (The) (a)	32,686	468,365
Descartes Systems Group, Inc. (The) (a) (d)	1,850	26,529
DH Corp.	25,033	728,433
DHX Media, Ltd. (d)	35,825	225,281
DirectCash Payments, Inc. (d)	4,274	60,282
Dominion Diamond Corp. (a)	21,380	308,964
Dominion Diamond Corp. (U.S. Listed Shares) (a)	7,838	113,259
Dorel Industries, Inc. - Class B	9,402	347,073
DragonWave, Inc. (a)	18,544	38,928
Duluth Metals, Ltd. (a)	31,662	17,507
Dundee Precious Metals, Inc. (a)	35,880	171,826
Dynasty Metals & Mining, Inc. (a)	8,618	14,053
E-L Financial Corp., Ltd.	112	73,579
Eastern Platinum, Ltd. (a)	420,034	41,332
easyhome, Ltd.	2,000	37,393
Eco Oro Minerals Corp. (a) (d)	16,900	4,435
EcoSynthetix, Inc. (a)	800	1,582
EGI Financial Holdings, Inc.	900	11,091
Enbridge Income Fund Holdings, Inc. (d)	15,135	396,016

Canada—(Continued)
Endeavour Mining Corp. (a) (d)	114,590	89,133
Endeavour Silver Corp. (a)	34,200	186,857
Enerflex, Ltd.	20,186	384,405
Energy Fuels, Inc. (a)	4,125	31,120
Enghouse Systems, Ltd.	5,589	186,937
Entree Gold, Inc. (a)	15,350	4,603
Epsilon Energy, Ltd. (a)	18,214	66,571
Equal Energy, Ltd.	10,687	57,689
Equitable Group, Inc.	5,801	331,680
Equity Financial Holdings, Inc. (a)	1,100	10,670
Essential Energy Services Trust (a)	46,426	120,084
Evertz Technologies, Ltd. (d)	11,849	193,773
Excellon Resources, Inc. (a)	21,284	25,332
Exco Technologies, Ltd.	13,332	137,687
Exeter Resource Corp. (a)	11,335	7,967
EXFO, Inc. (a) (d)	13,342	64,519
Extendicare Inc. (d)	26,922	185,695
Firm Capital Mortgage Investment Corp.	2,307	26,744
First Majestic Silver Corp. (a)	27,960	302,122
First National Financial Corp. (d)	5,807	120,543
FirstService Corp. (d)	12,580	637,577
Forsys Metals Corp. (a)	25,356	9,980
Fortress Paper, Ltd. - Class A (a) (d)	7,338	21,456
Fortuna Silver Mines, Inc. (a)	41,705	230,598
Fortune Bay Corp. (a) (d)	9,092	2,727
Fortune Minerals, Ltd. (a)	11,100	3,745
Gamehost, Inc.	4,952	73,789
Gasfrac Energy Services, Inc. (a)	6,993	12,059
Genesis Land Development Corp.	14,348	59,837
Glacier Media, Inc.	9,600	12,236
Glentel, Inc. (d)	3,552	36,251
GLG Life Tech Corp. (a)	3,198	809
Gluskin Sheff & Associates, Inc.	10,833	323,249
GLV, Inc. - Class A (a)	12,735	40,578
GMP Capital, Inc.	33,836	270,168
Golden Star Resources, Ltd. (a)	142,170	85,271
Gran Tierra Energy, Inc. (a)	99,813	811,001
Great Canadian Gaming Corp. (a)	23,794	380,642
Great Panther Silver, Ltd. (a)	67,206	85,027
Guyana Goldfields, Inc. (a)	41,155	99,508
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	57
Heroux-Devtek, Inc. (a)	14,606	153,445
High Liner Foods, Inc. (d)	4,200	95,647
HNZ Group, Inc. (d)	2,917	62,930
Home Capital Group, Inc. (d)	26,768	1,199,863
Horizon North Logistics, Inc. (d)	30,612	219,753
HudBay Minerals, Inc.	72,434	670,000
Imax Corp. (a)	21,074	598,221
Imperial Metals Corp. (a)	13,826	202,262
Imris, Inc. (a)	14,626	16,585
Indigo Books & Music, Inc.	1,986	19,636
Innergex Renewable Energy, Inc. (d)	33,169	336,026
Interfor Corp. (a)	35,592	495,996
International Tower Hill Mines, Ltd. (a)	21,604	15,590
Intertape Polymer Group, Inc.	13,646	151,416
Ithaca Energy, Inc. (a)	94,516	246,244
Ivanhoe Energy, Inc. (a) (d)	44,568	16,916

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Ivernia, Inc. (a)	71,989	$9,108
Just Energy Group, Inc. (d)	71,937	413,939
K-Bro Linen, Inc.	2,919	106,715
Katanga Mining, Ltd. (a)	26,500	10,182
Kelt Exploration, Ltd. (a)	16,500	235,504
Killam Properties, Inc. (d)	15,951	157,709
Kingsway Financial Services, Inc. (a)	8,765	54,460
Kirkland Lake Gold, Inc. (a) (d)	16,882	56,165
Knight Therapeutics, Inc. (a)	4,998	25,293
Lake Shore Gold Corp. (a) (d)	187,975	170,878
Laurentian Bank of Canada (d)	12,065	563,761
Le Chateau, Inc. - Class A (a)	2,899	4,782
Legacy Oil + Gas, Inc. (a)	44,237	392,186
Leisureworld Senior Care Corp. (d)	11,076	134,836
Leon’s Furniture, Ltd.	9,639	130,983
Lightstream Resources, Ltd. (d)	108,373	828,756
Linamar Corp.	20,100	1,185,788
Liquor Stores N.A., Ltd. (d)	8,760	92,111
Long Run Exploration, Ltd. (d)	28,049	148,782
Lucara Diamond Corp.	58,700	142,480
Mainstreet Equity Corp. (a)	2,561	94,083
Major Drilling Group International, Inc. (d)	36,670	267,022
Manitoba Telecom Services, Inc.	6,554	190,039
Maple Leaf Foods, Inc. (d)	55,470	1,032,411
Martinrea International, Inc. (d)	22,987	273,160
Maxim Power Corp. (a)	2,800	8,240
McEwen Mining-Minera Andes Andes Acquisition Corp. (a)	12,145	34,601
Mediagrif Interactive Technologies, Inc.	4,176	76,119
Medical Facilities Corp. (d)	9,958	169,474
Mega Uranium, Ltd. (a)	53,800	9,328
Melcor Developments, Ltd.	2,181	54,165
Mercator Minerals, Ltd. (a)	15,910	1,342
Migao Corp. (a)	20,785	28,439
Minco Silver Corp. (a)	10,913	10,227
Mitel Networks Corp. (a)	16,243	171,251
Mood Media Corp. (a)	28,391	13,570
Morneau Shepell, Inc. (d)	14,885	240,353
MTY Food Group, Inc.	1,365	38,633
Mullen Group, Ltd. (d)	31,819	916,058
Nautilus Minerals, Inc. (a)	52,914	26,282
Nevada Copper Corp. (a)	10,550	25,509
Nevsun Resources, Ltd.	62,326	233,639
New Flyer Industries, Inc. (d)	13,132	151,497
Newalta Corp.	23,391	469,771
Niko Resources, Ltd. (a) (d)	15,963	32,762
Norbord, Inc. (d)	5,416	132,881
Nordion, Inc. (a)	51,425	646,276
North American Energy Partners, Inc.	14,743	118,685
North American Palladium, Ltd. (a)	108,692	31,068
North West Co., Inc. (The) (d)	15,671	347,331
Northern Dynasty Minerals, Ltd. (a) (d)	27,464	22,907
Northland Power, Inc. (d)	29,382	501,976
NuVista Energy, Ltd. (a)	49,017	548,946
OceanaGold Corp. (a)	150,911	468,127
Orvana Minerals Corp. (a)	35,962	18,536
Painted Pony Petroleum, Ltd. (a)	3,682	47,101

Canada—(Continued)
Pan American Silver Corp.	13,124	201,217
Paramount Resources, Ltd. - Class A (a)	22	1,208
Parex Resources, Inc. (a)	55,359	651,099
Parkland Fuel Corp. (d)	21,663	417,404
Pason Systems, Inc.	35,716	1,004,152
Perpetual Energy, Inc. (a)	50,316	104,211
Petaquilla Minerals, Ltd. (a)	51,667	5,810
Phoscan Chemical Corp. (a)	28,500	8,013
PHX Energy Services Corp. (d)	7,650	118,867
Pilot Gold, Inc. (a) (d)	11,266	15,415
Platinum Group Metals, Ltd. (a)	32,084	38,186
Points International, Ltd. (a)	5,320	120,903
Polymet Mining Corp. (a) (d)	38,355	41,337
Poseidon Concepts Corp. (a)	17,540	37
Premium Brands Holdings Corp. (d)	5,579	113,509
Primero Mining Corp. (a)	70,253	562,919
Pulse Seismic, Inc.	18,520	54,672
Pure Technologies, Ltd.	12,806	85,809
QLT, Inc. (a)	25,500	153,423
Questerre Energy Corp. - Class A (a) (d)	83,569	98,680
RB Energy, Inc. (a) (d)	76,741	48,905
Reitmans Canada, Ltd.	4,000	22,117
Reitmans Canada, Ltd. - Class A (d)	18,466	104,180
Richelieu Hardware, Ltd.	5,830	264,988
Richmont Mines, Inc. (a)	12,038	17,035
Ritchie Bros Auctioneers, Inc. (d)	47,401	1,168,311
RMP Energy, Inc. (a)	72,808	644,119
Rock Energy, Inc. (a)	7,687	45,097
Rocky Mountain Dealerships, Inc.	3,738	38,744
Rogers Sugar, Inc. (d)	30,706	129,494
RONA, Inc.	58,689	631,413
Rubicon Minerals Corp. (a) (d)	49,480	73,266
Russel Metals, Inc. (d)	23,822	765,974
Sabina Gold & Silver Corp. (a)	45,006	36,695
San Gold Corp. (a)	84,387	11,863
Sandstorm Gold, Ltd. (a) (d)	29,943	207,936
Sandvine Corp. (a) (d)	90,000	303,641
Savanna Energy Services Corp. (d)	31,613	250,344
Scorpio Mining Corp. (a)	88,421	27,345
Sears Canada, Inc.	4,468	62,390
Secure Energy Services, Inc.	55,376	1,216,969
SEMAFO, Inc. (a)	123,983	582,123
Serinus Energy, Inc. (a)	1,398	3,446
ShawCor, Ltd.	16,891	939,330
Sherritt International Corp.	132,332	535,752
Shore Gold, Inc. (a)	82,170	16,941
Sierra Wireless, Inc. (a) (d)	18,510	374,866
Sierra Wireless, Inc. (U.S. Listed Shares) (a) (d)	1,403	28,298
Silver Standard Resources, Inc. (a)	37,551	324,817
Solium Capital, Inc. (a)	1,717	12,519
Sonde Resources Corp. (a)	4,914	1,727
SouthGobi Resources, Ltd. (a) (d)	65,809	38,854
Sprott Resource Corp.	40,405	119,657
Sprott, Inc.	40,527	115,081
Spyglass Resources Corp. (d)	38,341	62,162
St Andrew Goldfields, Ltd. (a)	87,850	24,699
Stantec, Inc.	5,708	353,484

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Stella-Jones, Inc.	12,690	$348,453
Stornoway Diamond Corp. (a) (d)	33,687	21,468
Strad Energy Services, Ltd.	10,641	48,865
Stuart Olson, Inc.	11,157	109,055
Student Transportation, Inc. (d)	19,413	128,444
Sulliden Gold Corp., Ltd. (a)	68,700	88,849
SunOpta, Inc. (a)	27,492	387,240
Superior Plus Corp. (d)	36,549	486,041
Surge Energy, Inc. (d)	41,344	302,994
TAG Oil, Ltd. (a) (d)	22,471	58,333
Taseko Mines, Ltd. (a) (d)	108,786	271,188
Tekmira Pharmaceuticals Corp. (a)	1,900	24,750
Tembec, Inc. (a) (d)	32,111	95,697
Teranga Gold Corp. (a)	64,711	45,484
Teranga Gold Corp. (a)	26,882	17,852
Tethys Petroleum, Ltd. (a)	99,200	30,679
Thompson Creek Metals Co., Inc. (a)	107,292	317,738
Timminco, Ltd. (a) (c)	16,700	37
Timmins Gold Corp. (a)	48,198	86,274
TORC Oil & Gas, Ltd. (d)	18,538	255,038
Toromont Industries, Ltd. (d)	29,983	739,284
Torstar Corp. - Class B (d)	21,453	159,935
Total Energy Services, Inc. (d)	10,398	226,368
Transcontinental, Inc. - Class A (d)	20,530	288,407
TransForce, Inc. (d)	23,193	534,044
TransGlobe Energy Corp.	36,372	273,033
Transition Therapeutics, Inc. (a)	800	5,488
Trican Well Service, Ltd. (d)	46,056	743,681
Trinidad Drilling, Ltd.	39,758	451,215
TSO3, Inc. (a)	4,613	2,637
Twin Butte Energy, Ltd. (d)	80,345	135,533
Uex Corp. (a)	89,800	35,346
Uni-Select, Inc. (d)	8,978	233,905
Valener, Inc. (d)	11,097	164,315
Vecima Networks, Inc.	2,500	17,009
Veresen, Inc. (d)	19,607	344,530
Vicwest, Inc.	4,300	43,925
Virginia Mines, Inc. (a)	8,108	92,474
Wajax Corp. (d)	4,727	156,334
WaterFurnace Renewable Energy, Inc.	2,769	78,655
Wesdome Gold Mines, Ltd. (a)	38,107	30,356
Western Energy Services Corp. (d)	17,973	187,638
Western Forest Products, Inc.	100,600	210,241
WesternOne, Inc.	4,000	29,764
Westshore Terminals Investment Corp. (d)	4,400	134,468
Whistler Blackcomb Holdings, Inc.	9,267	154,066
Whitecap Resources, Inc. (d)	46,861	723,303
Wi-Lan, Inc. (d)	29,919	95,052
Winpak, Ltd.	6,902	164,295
WSP Global, Inc.	18,898	669,280
Xtreme Drilling and Coil Services Corp. (a)	11,600	56,530
Zargon Oil & Gas, Ltd. (d)	11,121	97,031
ZCL Composites, Inc.	9,681	61,331
Zenith Epigenetics Corp. (a) (b) (c)	12,830	974

		74,549,614

China—0.0%
HanKore Environment Tech Group, Ltd. (a) (d)	15,700	10,769

Denmark—2.3%
ALK-Abello A/S	1,476	228,375
Alm Brand A/S (a)	25,591	133,079
Ambu A/S	2,661	193,940
Auriga Industries A/S - Class B (a)	7,154	366,726
Bakkafrost P/F	8,908	173,554
Bang & Olufsen A/S (a) (d)	9,221	115,152
Bavarian Nordic A/S (a)	14,671	334,440
BoConcept Holding A/S - Class B (a)	228	3,915
Brodrene Hartmann A/S	52	1,715
D/S Norden A/S (d)	5,328	178,876
DFDS A/S	1,949	173,661
FLSmidth & Co. A/S (d)	10,035	560,937
Genmab A/S (a)	8,010	342,214
GN Store Nord A/S	70,478	2,019,359
Greentech Energy Systems A/S (a)	1,142	2,559
Gronlandsbanken AB	17	1,948
Harboes Bryggeri A/S - Class B	1,454	25,102
IC Companys A/S	3,209	109,323
Jeudan A/S	201	21,789
Jyske Bank A/S (a)	16,619	943,407
NKT Holding A/S	5,902	405,603
Nordjyske Bank A/S	185	4,147
Parken Sport & Entertainment A/S (a)	2,351	32,600
PER Aarsleff A/S - Class B	962	190,618
Ringkjoebing Landbobank A/S	2,134	458,687
Rockwool International A/S - B Shares	3,675	678,636
Royal UNIBREW A/S (a)	4,703	739,605
Schouw & Co.	8,187	402,331
SimCorp A/S	17,307	596,094
Solar A/S - B Shares	3,176	250,911
Spar Nord Bank A/S	32,428	357,454
Sydbank A/S (a)	20,297	535,754
TK Development A/S (a)	41,237	71,682
Topdanmark A/S (a)	44,967	1,369,588
TopoTarget A/S (a)	49,340	35,276
Torm A/S (a)	9,596	1,438
United International Enterprises	1,090	229,212
Vestas Wind Systems A/S (a)	91,348	4,613,289
Vestjysk Bank A/S (a)	3,300	7,881

		16,910,877

Finland—2.7%
Afarak Group Oyj (a)	95,130	48,248
Ahlstrom Oyj (d)	11,406	120,609
Aktia Bank Oyj	3,139	39,845
Alma Media Oyj (a)	32,099	119,117
Amer Sports Oyj	38,873	796,139
Apetit Oyj	1,205	29,172
Aspo Oyj	8,414	69,687
Atria plc	2,604	25,215
BasWare Oyj	3,525	186,133
Biotie Therapies Oyj (a)	118,993	37,308
Cargotec Oyj - B Shares (d)	9,511	362,003

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Caverion Corp.	58,474	$617,580
Citycon Oyj (d)	88,559	324,674
Comptel Oyj	30,187	25,422
Cramo Oyj	9,503	231,350
Elektrobit Oyj	43,163	159,000
Elisa Oyj	32,264	986,349
F-Secure Oyj	54,590	192,112
Finnair Oyj (a)	38,882	151,283
Finnlines Oyj (a) (d)	9,624	134,941
Fiskars Oyj Abp	21,146	531,116
HKScan Oyj - A Shares	6,704	36,304
Huhtamaki Oyj	51,530	1,346,576
Ilkka-Yhtyma Oyj	2,976	9,044
Kemira Oyj (d)	41,153	658,232
Kesko Oyj - A Shares	139	5,274
Kesko Oyj - B Shares	35,959	1,420,069
Konecranes Oyj (d)	12,330	397,713
Lassila & Tikanoja Oyj	14,630	301,590
Lemminkainen Oyj (a)	4,314	79,766
Metsa Board Oyj (d)	135,387	655,657
Munksjo Oyj (a)	6,311	58,089
Neste Oil Oyj (d)	19,297	376,070
Okmetic Oyj	6,360	40,069
Olvi Oyj - A Shares	6,303	214,174
Oriola-KD Oyj - B Shares (a)	63,643	206,353
Orion Oyj - Class A	19,816	736,179
Orion Oyj - Class B	43,350	1,614,876
Outokumpu Oyj (a) (d)	102,277	1,029,714
Outotec Oyj (d)	47,613	500,156
PKC Group Oyj	7,155	204,989
Ponsse Oy	3,208	49,127
Poyry Oyj (a)	14,295	80,039
Raisio plc - V Shares	58,833	354,467
Ramirent Oyj	47,421	530,736
Rapala VMC Oyj	8,902	69,819
Rautaruukki Oyj (a)	58,187	818,531
Saga Furs Oyj	836	29,242
Sanoma Oyj (d)	28,493	204,107
Stockmann Oyj Abp - B Shares (d)	11,956	183,378
Talvivaara Mining Co. plc (a) (d)	286,881	27,700
Technopolis plc	30,055	181,975
Teleste Oyj	772	4,810
Tieto Oyj	35,284	1,043,723
Tikkurila Oyj	20,569	562,592
Uponor Oyj (d)	23,381	430,802
Vacon plc (d)	9,170	372,417
Vaisala Oyj - A Shares	4,116	134,990
YIT Oyj (d)	33,084	380,397

		20,537,049

France—4.1%
ABC Arbitrage	4,710	32,829
Air France-KLM (a) (d)	35,222	442,902
Akka Technologies S.A.	1,951	69,494
ALBIOMA	12,430	316,620
Alcatel-Lucent (a) (d)	143,802	515,653

France—(Continued)
Altamir Amboise	9,152	142,242
Alten S.A.	8,239	391,353
Altran Technologies S.A.	70,704	754,938
April (d)	9,077	222,244
Assystem	8,352	256,016
Aubay	724	10,508
Audika Groupe (a)	2,159	41,751
Aurea S.A.	1,221	8,797
Axway Software S.A.	2,132	66,366
Beneteau S.A. (a) (d)	19,857	362,074
Bigben Interactive (a)	2,504	23,652
BioMerieux (d)	883	95,147
Boiron S.A.	1,654	143,836
Bonduelle S.C.A.	7,722	226,372
Bongrain S.A.	3,042	262,379
Bourbon S.A.	28,193	885,384
Bull (a)	18,195	122,833
Burelle S.A.	184	181,336
Cegedim S.A. (a)	2,929	103,001
Cegid Group	3,132	134,107
Chargeurs S.A. (a)	3,622	27,012
Cie des Alpes (a)	3,241	71,906
Ciments Francais S.A.	2,486	270,625
Club Mediterranee S.A. (a)	18,244	487,421
Derichebourg S.A.	25,798	82,104
Devoteam S.A.	4,902	115,044
DNXCorp.	277	7,320
Eiffage S.A.	3,754	255,069
Electricite de Strasbourg S.A.	88	13,090
Eramet (a)	935	110,777
Esso S.A. Francaise	780	37,916
Etablissements Maurel et Prom (a)	21,608	370,049
Euler Hermes S.A.	2,303	276,561
Euro Disney SCA (a)	7,917	43,048
Eurofins Scientific (d)	1,977	607,672
Exel Industries - A Shares	618	48,012
Faiveley Transport S.A.	3,053	221,348
Faurecia	31,687	1,194,066
Fimalac (d)	3,854	307,700
Fleury Michon S.A.	141	11,657
GameLoft SE (a)	18,424	170,154
GEA	165	19,508
GECI International (a) (b) (c)	9,793	0
GL Events	2,604	62,649
Groupe Crit (d)	1,538	92,665
Groupe Flo	5,857	23,576
Groupe Gorge	747	20,086
Groupe Open	22	310
Groupe Steria SCA (d)	17,694	463,163
Guerbet	2,652	109,459
Haulotte Group S.A. (a)	9,947	173,835
Havas S.A.	60,278	495,462
Hi-Media S.A. (a) (d)	16,805	62,664
Ingenico (d)	11,541	1,004,417
Interparfums S.A. (c)	3,970	145,979
Ipsen S.A.	6,276	283,999
IPSOS (d)	10,224	383,840

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Jacquet Metal Service	7,386	$155,920
Korian S.A.	23,041	880,241
L.D.C. S.A.	10	2,122
Lagardere SCA	7,753	252,500
Lanson-BCC	15	789
Laurent-Perrier	1,367	136,242
Lectra	5,979	63,372
LISI	2,325	366,116
Maisons France Confort	1,754	84,274
Manitou BF S.A.	3,836	63,078
Manutan International	589	37,690
Mersen	8,985	281,316
METabolic EXplorer S.A. (a)	2,657	9,364
Metropole Television S.A.	12,171	247,245
MGI Coutier	298	59,578
Montupet	4,620	393,212
Mr. Bricolage	601	11,936
Naturex	2,000	182,968
Neopost S.A. (d)	8,187	613,231
Nexans S.A. (a)	8,474	444,201
Nexity S.A.	7,585	348,119
NextRadioTV	2,690	84,907
Norbert Dentressangle S.A.	2,592	380,339
NRJ Group (a)	13,425	158,090
Orco Property Group (a)	4,469	3,491
Orpea	9,439	661,636
Parrot S.A. (a)	1,775	45,329
Peugeot S.A. (a)	59,069	874,690
Pierre & Vacances S.A. (a)	3,103	143,450
Plastic Omnium S.A.	34,713	1,091,556
Rallye S.A.	5,593	304,827
Recylex S.A. (a)	8,543	27,713
Remy Cointreau S.A.	3,480	320,162
Robertet S.A.	14	3,277
Rubis SCA	11,926	761,186
S.A. des Ciments Vicat (d)	4,054	354,053
Saft Groupe S.A.	16,151	619,712
Samse S.A.	107	13,538
Sartorius Stedim Biotech	916	164,504
SEB S.A.	4,929	436,029
Seche Environnement S.A.	1,555	57,077
Sequana S.A. (a) (d)	5,112	28,545
Soc Mar Tunnel Prado Car	293	12,096
Societe d’Edition de Canal Plus	21,604	183,424
Societe des Bains de Mer et du Cercle des Etrangers a Monaco	16	942
Societe Television Francaise 1	29,848	489,565
Soitec (a) (d)	60,553	191,140
Solocal Group (a) (d)	127,228	125,323
Somfy S.A.	189	71,902
Sopra Group S.A.	2,515	275,079
Spir Communication S.A. (a)	848	19,520
Ste Industrielle d’Aviation Latecoere S.A. (a)	3,195	50,007
STEF S.A.	1,145	89,633
Store Electronic (a)	715	15,371
Sword Group	3,419	85,227
Synergie S.A.	5,633	148,469

France—(Continued)
Technicolor S.A. (a)	73,775	597,545
Teleperformance	23,036	1,413,228
Tessi S.A.	895	122,556
TFF Group	308	25,174
Theolia S.A. (a)	38,488	66,395
Thermador Groupe	846	89,212
Total Gabon	324	191,123
Touax S.A.	1,463	35,919
Trigano S.A. (a)	5,078	122,775
UBISOFT Entertainment (a)	29,647	545,255
Union Financiere de France BQE S.A.	1,856	48,996
Valneva SE (a) (d)	9,152	66,497
Vetoquinol S.A.	469	23,234
Viel et Co.	3,978	12,202
Vilmorin & Cie S.A.	2,214	299,077
Virbac S.A.	1,396	322,678
VM Materiaux S.A.	235	10,216
Vranken-Pommery Monopole S.A.	958	35,487

		30,834,889

Germany—5.2%
Aareal Bank AG	32,420	1,494,567
Adler Modemaerkte AG	2,828	49,165
ADVA Optical Networking SE (a)	13,833	60,327
Air Berlin plc (a) (d)	23,494	43,602
Aixtron SE (a) (d)	30,799	445,773
Allgeier SE	2,942	69,448
Amadeus Fire AG	2,610	199,818
Analytik Jena AG (a)	501	9,570
Aurubis AG (d)	9,042	461,980
Balda AG (d)	14,264	64,634
Bauer AG (a)	3,740	96,646
BayWa AG	4,054	225,283
BayWa AG	305	16,904
Bechtle AG	9,570	820,060
Bertrandt AG	1,368	217,535
Bijou Brigitte AG (d)	1,353	128,057
Biotest AG	1,823	224,637
Borussia Dortmund GmbH & Co. KGaA	19,081	123,375
CANCOM SE (d)	7,824	401,059
Carl Zeiss Meditec AG (d)	7,390	226,699
Celesio AG (d)	49,773	1,771,768
CENIT AG	5,981	100,090
CENTROTEC Sustainable AG	3,158	78,594
Cewe Color Holding AG	3,145	224,202
Colonia Real Estate AG (a)	5,281	30,878
Comdirect Bank AG	10,859	112,533
CompuGroup Medical AG	8,338	237,603
Constantin Medien AG (a)	15,941	27,068
CropEnergies AG	9,235	62,501
CTS Eventim AG	19,994	570,699
DAB Bank AG	10,449	55,061
Data Modul AG	138	3,594
DEAG Deutsche Entertainment AG	791	6,715
Delticom AG (d)	1,562	70,579
Deutsche Beteiligungs AG	2,815	83,312

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Deutsche Wohnen AG	145,731	$3,142,952
Deutz AG	27,142	216,299
Dialog Semiconductor plc (a)	16,707	578,977
Dr. Hoenle AG	2,084	46,947
Draegerwerk AG & Co. KGaA	1,062	106,011
Drillisch AG	30,810	1,228,027
Duerr AG	5,541	491,739
Eckert & Ziegler AG	1,629	56,343
Elmos Semiconductor AG	7,336	147,317
ElringKlinger AG (d)	6,905	284,954
Euromicron AG (a)	2,048	37,299
Evotec AG (a) (d)	24,706	121,309
Francotyp-Postalia Holding AG	3,300	21,107
Freenet AG	56,906	1,810,282
Gerresheimer AG	7,431	512,293
Gerry Weber International AG (d)	9,842	481,069
Gesco AG	1,521	160,565
GFK SE	7,937	413,787
GFT Technologies AG	9,142	124,253
Gildemeister AG	19,685	685,531
Grammer AG	7,596	425,848
Grenkeleasing AG	2,371	252,221
H&R AG (a)	4,113	40,237
Hamburger Hafen und Logistik AG (d)	6,581	174,797
Hansa Group AG (a)	5,987	9,474
Hawesko Holding AG	768	44,589
Heidelberger Druckmaschinen AG (a) (d)	153,682	560,879
Homag Group AG	1,678	55,181
Indus Holding AG	13,812	685,531
Init Innovation In Traffic Systems AG	1,794	53,477
Intershop Communications AG (a)	7,747	17,394
Isra Vision AG	2,083	142,638
Jenoptik AG	13,182	214,928
Joyou AG (a)	688	10,736
Kloeckner & Co. SE (a)	31,288	471,860
Koenig & Bauer AG (a)	4,373	72,750
Kontron AG (a)	14,697	100,354
Krones AG (d)	3,048	302,155
KSB AG	103	74,492
KUKA AG (d)	6,385	386,649
KWS Saat AG	949	334,614
Leifheit AG	945	53,953
Leoni AG	7,767	618,229
LPKF Laser & Electronics AG	5,852	120,868
Manz AG (a)	1,272	135,196
Medigene AG (a)	3,423	23,139
MLP AG (d)	20,985	141,248
Morphosys AG (a)	3,846	360,816
MTU Aero Engines AG	4,055	373,109
Muehlbauer Holding AG & Co. KGaA	305	9,230
MVV Energie AG	5,940	191,954
Nemetschek AG	3,207	309,630
Nexus AG	2,080	33,848
Nordex SE (a)	17,520	389,342
NORMA Group SE	8,699	480,912
OHB AG	2,315	73,182
Patrizia Immobilien AG (a)	13,189	175,185

Germany—(Continued)
Pfeiffer Vacuum Technology AG (d)	2,600	286,770
PNE Wind AG (d)	17,855	72,212
Progress-Werk Oberkirch AG	822	58,770
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie (a)	2,118	37,718
PVA TePla AG	3,358	10,971
QSC AG (d)	26,632	114,640
R Stahl AG	1,594	87,307
Rational AG	804	259,767
Rheinmetall AG	10,024	709,131
Rhoen Klinikum AG	61,526	2,032,161
RIB Software AG	1,026	18,475
SAF-Holland S.A.	31,896	503,153
Salzgitter AG (d)	10,436	439,316
Schaltbau Holding AG	1,429	105,568
SGL Carbon SE (a) (d)	14,081	462,930
SHW AG	1,051	59,292
Singulus Technologies AG (a) (d)	35,179	126,688
Sixt SE	9,652	393,263
SMA Solar Technology AG (a) (d)	3,992	149,918
SMT Scharf AG	831	20,255
Softing AG	528	11,809
Software AG (d)	15,310	552,520
Solarworld AG (a)	348	6,993
Stada Arzneimittel AG	14,854	707,637
Stroeer Media AG	6,896	152,501
Surteco SE	400	16,455
Suss Microtec AG (a) (d)	6,216	74,435
Syzygy AG	1,399	11,581
TAG Immobilien AG (d)	77,264	942,822
Takkt AG	9,893	181,389
Technotrans	2,013	24,271
Telegate AG	2,507	19,121
Tom Tailor Holding AG (a) (d)	6,389	122,918
TUI AG (d)	85,669	1,442,137
Vossloh AG	1,443	122,720
VTG AG	3,210	71,378
Wacker Neuson SE	7,829	184,057
Washtec AG	3,397	55,406
Wincor Nixdorf AG	6,595	376,209
XING AG	1,747	216,481

		38,643,187

Greece—0.0%
Bank of Cyprus plc (a) (b) (c)	596,049	0
Proton Bank S.A. (a) (b) (c)	14,856	0
TT Hellenic Postbank S.A. (a) (b) (c)	71,180	0

		0

Hong Kong—2.8%
Alco Holdings, Ltd.	136,000	24,026
Allan International Holdings	70,000	20,141
Allied Group, Ltd.	22,000	96,369
Allied Properties HK, Ltd.	1,774,024	331,888
Anxian Yuan China Holdings, Ltd. (a)	420,000	8,670
Apac Resources, Ltd. (a)	314,782	6,782

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
APT Satellite Holdings, Ltd.	109,500	$161,587
Arts Optical International Holdings, Ltd.	16,000	4,542
Asia Financial Holdings, Ltd.	300,000	126,574
Asia Satellite Telecommunications Holdings, Ltd.	62,500	236,747
Asia Standard International Group, Ltd.	370,000	94,559
Associated International Hotels, Ltd.	14,000	40,824
Aupu Group Holding Co., Ltd.	246,000	28,569
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
Bonjour Holdings, Ltd.	473,000	73,853
Bossini International Holdings	302,000	27,301
Brightoil Petroleum Holdings, Ltd. (a) (d)	895,000	290,999
Brockman Mining, Ltd. (a)	2,516,770	157,459
Burwill Holdings, Ltd. (a)	342,000	13,032
Cafe de Coral Holdings, Ltd.	134,000	453,015
Century City International Holdings, Ltd.	616,000	50,877
Champion Technology Holdings, Ltd.	1,233,093	27,526
Chen Hsong Holdings	150,000	43,158
Cheuk Nang Holdings, Ltd.	84,823	76,612
Chevalier International Holdings, Ltd.	70,000	112,377
China Billion Resources, Ltd. (a) (b) (c)	476,000	0
China Daye Non-Ferrous Metals Mining, Ltd. (a) (d)	2,366,000	39,681
China Electronics Corp. Holdings Co., Ltd.	264,000	52,174
China Energy Development Holdings, Ltd. (a)	3,046,000	47,557
China Financial Services Holdings, Ltd.	288,000	24,895
China Flavors & Fragrances Co., Ltd. (a)	70,147	10,318
China Infrastructure Investment, Ltd. (a)	626,000	8,966
China Metal International Holdings, Inc.	198,000	73,625
China Nuclear Industry 23 International Corp., Ltd. (a)	106,000	15,454
China Renji Medical Group, Ltd. (a)	117,800	7,296
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	1,411
China Star Entertainment, Ltd. (a)	2,550,000	38,830
China Strategic Holdings, Ltd. (a)	770,000	17,981
China Ting Group Holdings, Ltd.	318,550	17,882
China-Hongkong Photo Products Holdings, Ltd.	284,000	20,885
Chinney Investment, Ltd.	8,000	1,270
Chong Hing Bank, Ltd.	23,345	42,651
Chow Sang Sang Holdings International, Ltd. (d)	107,000	267,908
Chu Kong Shipping Enterprise Group Co., Ltd.	154,000	35,774
Chuang’s China Investments, Ltd.	341,000	23,319
Chuang’s Consortium International, Ltd.	446,357	55,302
CITIC Telecom International Holdings, Ltd.	383,000	144,803
CK Life Sciences International Holdings, Inc.	1,874,000	183,889
CNT Group, Ltd.	246,000	11,902
Cosmos Machinery Enterprises, Ltd.	60,000	3,872
CP Lotus Corp. (a)	1,750,000	43,587
Cross-Harbour Holdings, Ltd. (The)	119,000	97,806
CSI Properties, Ltd.	3,194,023	115,489
CST Mining Group, Ltd. (a)	8,984,000	59,167
Culturecom Holdings, Ltd. (a) (d)	215,000	24,966
Dah Sing Banking Group, Ltd. (d)	172,671	289,214
Dah Sing Financial Holdings, Ltd.	51,860	274,031
Dan Form Holdings Co., Ltd. (a)	433,000	40,224
Dickson Concepts International, Ltd.	131,000	79,944

Hong Kong—(Continued)
Dorsett Hospitality International, Ltd.	415,000	71,759
Eagle Nice International Holdings, Ltd.	120,000	17,659
EcoGreen Fine Chemicals Group, Ltd.	90,000	26,730
Emperor Capital Group, Ltd.	84,000	4,066
Emperor Entertainment Hotel, Ltd.	235,000	87,941
Emperor International Holdings	565,250	129,169
Emperor Watch & Jewellery, Ltd.	1,280,000	85,915
ENM Holdings, Ltd. (a)	556,000	31,206
EPI Holdings, Ltd. (a)	652,000	17,329
Esprit Holdings, Ltd. (d)	567,650	805,719
eSun Holdings, Ltd. (a)	400,000	45,422
Fairwood Holdings, Ltd.	34,500	70,958
Far East Consortium International, Ltd.	514,010	187,139
Fountain SET Holdings, Ltd.	422,000	48,460
Fujikon Industrial Holdings, Ltd.	100,000	23,869
Future Bright Holdings, Ltd.	114,000	55,252
G-Resources Group, Ltd. (a)	11,842,800	298,110
Genting Hong Kong, Ltd.	101,229	38,269
Get Nice Holdings, Ltd.	1,716,000	77,518
Giordano International, Ltd. (d)	536,000	316,457
Glorious Sun Enterprises, Ltd.	262,000	57,471
Gold Peak Industries Holding, Ltd.	277,714	24,366
Golden Resources Development International, Ltd.	370,000	20,290
Goldin Financial Holdings, Ltd. (a) (d)	120,000	49,545
Goldin Properties Holdings, Ltd. (a)	286,000	174,174
Good Fellow Resources Holdings, Ltd. (a)	120,000	6,124
Guangnan Holdings, Ltd.	264,000	34,062
Guotai Junan International Holdings, Ltd.	126,000	71,407
Haitong International Securities Group, Ltd. (d)	134,365	69,374
Hao Tian Development Group, Ltd. (a)	1,140,000	20,591
Harbour Centre Development, Ltd.	88,000	147,670
HKR International, Ltd.	405,600	168,624
Hon Kwok Land Investment Co., Ltd.	140,000	48,410
Hong Kong Aircraft Engineering Co., Ltd.	6,400	74,330
Hong Kong Ferry Holdings Co., Ltd.	10,000	9,870
Hong Kong Television Network, Ltd. (a)	165,000	51,948
Hongkong Chinese, Ltd.	920,000	204,185
Hsin Chong Construction Group, Ltd.	348,000	46,266
Hung Hing Printing Group, Ltd.	252,000	35,767
Hutchison Telecommunications Hong Kong Holdings, Ltd. (d)	484,000	197,329
I-CABLE Communications, Ltd. (a)	177,000	16,899
Imagi International Holdings, Ltd. (a)	3,635,000	67,078
Integrated Waste Solutions Group Holdings, Ltd. (a)	252,000	12,847
International Standard Resources Holdings, Ltd. (a)	935,000	15,685
IPE Group, Ltd. (a)	285,000	23,534
IRC, Ltd. (a)	600,000	51,886
IT, Ltd.	330,000	115,918
ITC Properties Group, Ltd.	81,000	44,004
Jinhui Holdings, Ltd. (a)	70,000	13,735
Johnson Electric Holdings, Ltd.	293,500	262,425
K Wah International Holdings, Ltd. (d)	574,967	401,381
Kam Hing International Holdings, Ltd.	196,000	13,655
Kantone Holdings, Ltd.	930,000	12,959

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Keck Seng Investments	72,000	$60,814
King Stone Energy Group, Ltd. (a)	792,000	25,548
Kingmaker Footwear Holdings, Ltd.	102,000	19,213
Kingston Financial Group, Ltd.	2,171,000	232,591
Kowloon Development Co., Ltd.	137,000	160,917
Lai Sun Development (a)	6,835,666	165,834
Lai Sun Garment International, Ltd. (a)	498,800	69,505
Lam Soon Hong Kong, Ltd.	15,000	14,709
Landsea Green Properties Co., Ltd. (a)	120,000	9,142
Lee’s Pharmaceutical Holdings, Ltd.	110,000	141,758
Lerado Group Holdings Co., Ltd.	202,000	28,149
Lifestyle International Holdings, Ltd.	101,500	198,799
Lippo China Resources, Ltd.	2,106,000	119,568
Lippo, Ltd.	122,000	69,403
Liu Chong Hing Investment, Ltd.	58,000	68,703
Luen Thai Holdings, Ltd.	116,000	32,029
Luk Fook Holdings International, Ltd.	108,000	316,859
Luks Group Vietnam Holdings Co., Ltd.	68,000	17,994
Lung Kee Bermuda Holdings	116,000	41,609
Magnificent Estates	1,310,000	65,914
Man Wah Holdings, Ltd.	158,800	253,753
Man Yue Technology Holdings, Ltd.	88,000	32,514
Matrix Holdings, Ltd.	36,000	8,965
Mei Ah Entertainment Group, Ltd. (a)	1,020,000	81,701
Midland Holdings, Ltd. (a) (d)	302,000	151,961
Ming Fai International Holdings, Ltd.	145,000	13,102
Ming Fung Jewellery Group, Ltd. (a)	2,160,000	24,523
Miramar Hotel & Investment	4,000	4,931
Mongolia Energy Corp., Ltd. (a)	1,688,000	46,903
Mongolian Mining Corp. (a) (d)	801,000	50,662
National Electronic Holdings, Ltd.	166,000	20,134
Natural Beauty Bio-Technology, Ltd.	290,000	14,217
Neo-Neon Holdings, Ltd. (a)	322,500	61,197
Neptune Group, Ltd. (a)	1,060,000	23,389
New Century Group Hong Kong, Ltd.	912,000	18,076
New Times Energy Corp., Ltd. (a)	204,200	11,075
Newocean Energy Holdings, Ltd. (d)	416,000	311,405
Next Media, Ltd. (a)	414,000	45,430
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (a)	120,882	9,050
Orient Overseas International, Ltd.	2,500	12,228
Oriental Watch Holdings	271,600	63,814
Pacific Andes International Holdings, Ltd.	1,213,323	46,187
Pacific Basin Shipping, Ltd.	542,000	337,056
Pacific Textile Holdings, Ltd.	154,000	193,332
Paliburg Holdings, Ltd.	362,000	124,281
Pan Asia Environmental Protection Group, Ltd. (a)	38,000	8,828
Paradise Entertainment, Ltd. (d)	100,000	65,561
Pearl Oriental Oil, Ltd. (a)	92,000	2,350
Perfect Shape PRC Holdings, Ltd.	108,000	32,051
Pico Far East Holdings, Ltd.	468,000	108,740
Ping Shan Tea Group, Ltd. (a)	460,000	6,826
Playmates Holdings, Ltd.	56,000	70,621
Playmates Toys, Ltd.	124,000	47,212
PNG Resources Holdings, Ltd.	1,944,000	12,541
Polytec Asset Holdings, Ltd.	565,000	89,726

Hong Kong—(Continued)
Public Financial Holdings, Ltd.	166,000	78,318
PYI Corp., Ltd.	2,140,366	44,198
Regal Hotels International Holdings, Ltd.	446,000	278,534
Richfield Group Holdings, Ltd. (a)	528,000	14,860
Rising Development Holdings, Ltd. (a) (b) (c)	224,000	129,480
Rivera Holdings, Ltd.	20,000	839
SA SA International Holdings, Ltd. (d)	316,000	218,159
SAS Dragon Holdings, Ltd.	96,000	35,075
SEA Holdings, Ltd.	94,000	55,791
Shenyin Wanguo HK, Ltd.	10,000	3,681
Shougang Concord Technology Holdings (a)	634,000	22,916
Shun Tak Holdings, Ltd. (a) (d)	483,500	245,323
Silver base Group Holdings, Ltd. (a) (d)	422,000	61,523
Simsen International Corp., Ltd. (a)	100,000	34,526
Sing Tao News Corp., Ltd.	276,000	37,389
Singamas Container Holdings, Ltd.	702,000	143,105
SIS International Holdings	16,000	6,400
Sitoy Group Holdings, Ltd.	89,000	54,105
SmarTone Telecommunications Holdings, Ltd. (d)	117,500	147,800
SOCAM Development, Ltd. (a)	179,876	207,331
Solomon Systech International, Ltd. (a)	920,000	43,949
Soundwill Holdings, Ltd.	50,000	84,915
South China China, Ltd. (a)	496,000	40,931
Stella International Holdings, Ltd.	128,500	349,823
Stelux Holdings International, Ltd.	260,500	69,564
Success Universe Group, Ltd. (a)	240,000	8,993
Sun Hing Vision Group Holdings, Ltd.	42,000	13,548
Sun Hung Kai & Co., Ltd.	223,440	177,910
Superb Summit International Group, Ltd. (a)	2,340,000	286,825
Symphony Holdings, Ltd. (a)	180,000	12,776
TAI Cheung Holdings (d)	232,000	171,588
Tan Chong International, Ltd.	63,000	26,336
Tao Heung Holdings, Ltd.	204,000	115,807
Taung Gold International, Ltd. (a) (d)	700,000	9,664
Television Broadcasts, Ltd.	43,000	279,193
Texwinca Holdings, Ltd.	212,000	210,175
Titan Petrochemicals Group, Ltd. (a) (c)	1,000,000	323
Tradelink Electronic Commerce, Ltd.	256,000	62,768
Transport International Holdings, Ltd.	109,600	198,008
Trinity, Ltd. (d)	404,000	86,540
TSC Group Holdings, Ltd. (a)	174,000	82,691
Tse Sui Luen Jewellery International, Ltd.	40,000	15,583
United Laboratories International Holdings, Ltd. (The) (a)	137,000	93,872
Universal Technologies Holdings, Ltd. (a)	710,000	42,597
Up Energy Development Group, Ltd. (a)	92,000	7,478
Upbest Group, Ltd. (c)	8,000	939
Value Convergence Holdings, Ltd. (a)	104,000	13,149
Value Partners Group, Ltd.	236,000	158,143
Varitronix International, Ltd.	137,000	129,042
Vedan International Holdings, Ltd.	296,000	17,186
Victory City International Holdings, Ltd.	699,276	93,784
Vitasoy International Holdings, Ltd.	358,000	456,898
VST Holdings, Ltd.	487,200	120,058
VTech Holdings, Ltd. (d)	17,300	230,175
Wai Kee Holdings, Ltd.	54,000	15,259

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Wang On Group, Ltd.	1,700,000	$50,698
Win Hanverky Holdings, Ltd.	332,000	45,847
Wing On Co. International, Ltd.	46,000	127,043
Wing Tai Properties, Ltd.	280,000	171,624
Xinyi Glass Holdings, Ltd. (d)	610,000	357,859
Xinyi Solar Holdings, Ltd.	930,000	238,764
Xpress Group, Ltd. (a)	600,000	29,813
Yeebo International Holdings, Ltd.	158,000	25,278
YGM Trading, Ltd.	46,000	100,702
Yugang International, Ltd.	1,466,000	13,618
Zhuhai Holdings Investment Group, Ltd.	218,000	33,205

		20,686,010

Ireland—1.5%
Aer Lingus Group plc	42,387	84,170
C&C Group plc	164,854	1,026,025
DCC plc	50,148	3,072,852
Endo International plc (a) (d)	8,162	566,112
FBD Holdings plc	10,350	214,974
Glanbia plc	43,475	656,264
Grafton Group plc	97,822	970,135
Greencore Group plc	238,369	1,083,585
IFG Group plc	44,002	101,225
Independent News & Media plc (a)	35,056	7,489
Irish Continental Group plc	17,060	63,312
Kenmare Resources plc (a)	145,693	38,151
Kingspan Group plc	54,781	922,257
Paddy Power plc	22,167	1,456,651
Smurfit Kappa Group plc	11,491	262,528
UDG Healthcare plc	90,877	534,310

		11,060,040

Isle of Man—0.0%
Playtech plc	1,674	17,640

Israel—0.9%
Africa Israel Investments, Ltd. (a)	64,936	132,962
Africa Israel Properties, Ltd. (a)	4,567	81,518
Africa Israel Residences, Ltd.	880	13,082
Airport City, Ltd. (a)	10,447	104,716
AL-ROV Israel, Ltd. (a)	2,628	100,763
Allot Communications, Ltd. (a)	10,216	134,263
Alon Holdings Blue Square Israel, Ltd. (a)	8,063	26,667
Alrov Properties and Lodgings, Ltd. (a)	1,122	30,344
Amot Investments, Ltd.	20,789	71,435
AudioCodes, Ltd. (a)	11,108	76,676
Azorim-Investment Development & Construction Co., Ltd. (a)	23,712	21,096
Babylon, Ltd.	13,198	19,105
Bayside Land Corp.	205	57,438
Big Shopping Centers 2004, Ltd.	1,031	44,709
Bio-cell, Ltd. (a)	2,190	13,978
BioLine RX, Ltd. (a)	25,645	5,201
Blue Square Real Estate, Ltd.	344	12,854
Brainsway, Ltd. (a)	2,674	43,871
Cellcom Israel, Ltd.	13,058	159,374

Israel—(Continued)
Ceragon Networks, Ltd. (a)	14,799	37,794
Clal Biotechnology Industries, Ltd. (a)	17,580	43,415
Clal Insurance Enterprises Holdings, Ltd. (a)	6,170	118,966
Cohen Development & Industrial Buildings, Ltd. (a)	305	11,046
Compugen, Ltd. (a)	13,456	121,171
Delek Automotive Systems, Ltd.	14,284	153,897
Delta-Galil Industries, Ltd.	5,417	159,272
Direct Insurance Financial Investments, Ltd.	5,783	33,791
Electra, Ltd.	490	70,003
Elron Electronic Industries, Ltd. (a)	7,585	67,896
Equital, Ltd. (a)	550	10,268
Evogene, Ltd. (a)	5,090	82,854
EZchip Semiconductor, Ltd. (a)	7,989	205,755
First International Bank of Israel, Ltd.	3,568	57,178
FMS Enterprises Migun, Ltd.	910	11,326
Formula Systems 1985, Ltd.	2,591	74,554
Fox Wizel, Ltd.	1,475	36,950
Frutarom Industries, Ltd.	19,140	479,202
Gilat Satellite Networks, Ltd. (a)	12,836	60,641
Golf & Co., Ltd.	6,101	20,140
Hadera Paper, Ltd. (a)	1,104	47,823
Harel Insurance Investments & Financial Services, Ltd.	43,597	258,332
Industrial Buildings Corp. (a)	29,599	61,407
Israel Discount Bank, Ltd. - Class A (a)	134,750	228,414
Israel Land Development Co., Ltd. (The)	3,950	18,878
Ituran Location and Control, Ltd.	9,589	233,351
Jerusalem Oil Exploration (a)	5,621	258,256
Kamada, Ltd. (a)	6,270	43,979
Kerur Holdings, Ltd.	931	18,316
Maabarot Products, Ltd.	3,435	46,527
Magic Software Enterprises, Ltd.	9,462	69,854
Matrix IT, Ltd.	10,098	59,889
Mazor Robotics, Ltd. (a)	11,460	99,141
Meitav DS Investments, Ltd.	5,193	18,183
Melisron, Ltd.	3,980	108,431
Menorah Mivtachim Holdings, Ltd.	11,310	136,968
Migdal Insurance & Financial Holding, Ltd.	42,213	68,916
Mivtach Shamir Holdings, Ltd.	294	10,000
Naphtha Israel Petroleum Corp., Ltd. (a)	18,925	140,199
Neto ME Holdings, Ltd.	963	58,925
Nitsba Holdings 1995, Ltd. (a)	13,921	210,789
Nova Measuring Instruments, Ltd. (a)	7,326	88,450
Oil Refineries, Ltd. (a)	277,785	80,313
Ormat Industries	15,070	116,655
Partner Communications Co., Ltd. (a)	21,648	169,571
Paz Oil Co., Ltd.	1,481	239,447
Perion Network, Ltd. (a)	3,246	32,162
Phoenix Holdings, Ltd. (The)	16,972	62,518
Plasson Industries, Ltd.	1,729	74,732
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	1,803	92,261
Sapiens International Corp. NV (a)	3,449	27,502
Shikun & Binui, Ltd.	48,128	116,146
Shufersal, Ltd.	23,137	75,855
Space Communication, Ltd. (a)	2,951	45,563

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Tower Semiconductor, Ltd. (a)	10,536	$94,769
Union Bank of Israel (a)	7,545	32,882

		6,551,575

Italy—3.1%
A2A S.p.A.	338,715	390,387
ACEA S.p.A.	23,394	343,340
Acotel Group S.p.A. (a)	81	1,884
Alerion Cleanpower S.p.A.	5,771	27,090
Amplifon S.p.A.	32,781	205,942
Ansaldo STS S.p.A.	25,158	268,693
Arnoldo Mondadori Editore S.p.A. (a) (d)	28,272	39,721
Ascopiave S.p.A.	22,740	62,270
Astaldi S.p.A.	15,684	178,132
Autogrill S.p.A. (a)	27,238	239,810
Azimut Holding S.p.A.	30,719	791,856
Banca Carige S.p.A. (a) (d)	414,328	92,799
Banca Finnat Euramerica S.p.A.	50,851	32,434
Banca Generali S.p.A.	15,348	422,380
Banca IFIS S.p.A.	6,177	114,851
Banca Piccolo Credito Valtellinese Scarl (a) (d)	313,567	444,042
Banca Popolare dell’Emilia Romagna S.c.r.l. (a) (d)	90,023	812,135
Banca Popolare dell’Etruria e del Lazio (a)	59,658	59,546
Banca Popolare di Milano Scarl (a)	1,773,934	1,586,348
Banca Popolare di Sondrio SCARL (d)	126,915	622,808
Banca Profilo S.p.A.	117,883	57,228
Banco di Desio e della Brianza S.p.A.	20,306	83,523
Banco Popolare SC (a)	166,340	2,740,525
BasicNet S.p.A. (a)	9,826	30,223
Biesse S.p.A.	6,021	72,596
Brembo S.p.A.	6,726	245,551
Brioschi Sviluppo Immobiliare S.p.A. (a)	34,077	5,016
Brunello Cucinelli S.p.A. (d)	4,018	91,324
Buzzi Unicem S.p.A. (d)	21,918	368,475
Cairo Communication S.p.A.	7,581	65,135
Caltagirone Editore S.p.A. (a)	6,273	9,872
Carraro S.p.A. (a)	5,504	18,750
Cementir Holding S.p.A. (d)	31,117	232,756
CIR-Compagnie Industriali Riunite S.p.A. (a)	201,871	303,886
Cosmo Pharmaceuticals S.p.A.	632	107,801
Credito Emiliano S.p.A.	44,882	401,278
Danieli & C Officine Meccaniche S.p.A.	3,922	124,318
Datalogic S.p.A.	3,546	44,692
Davide Campari-Milano S.p.A. (d)	69,214	598,487
De’Longhi S.p.A. (d)	14,729	318,341
DeA Capital S.p.A. (a)	18,071	35,357
DiaSorin S.p.A. (d)	4,988	208,993
Ei Towers S.p.A.	2,579	139,490
Engineering S.p.A.	1,533	94,457
ERG S.p.A.	13,699	211,430
Esprinet S.p.A.	18,719	194,278
Eurotech S.p.A. (a)	13,076	36,600
Falck Renewables S.p.A.	28,765	51,139
Finmeccanica S.p.A. (a) (d)	103,049	978,877
FNM S.p.A.	26,245	21,181

Italy—(Continued)
Gas Plus S.p.A.	3,786	24,147
Geox S.p.A. (d)	52,589	194,049
Gruppo Editoriale L’Espresso S.p.A. (a) (d)	49,532	95,966
Gruppo MutuiOnline S.p.A.	5,404	34,185
Gtech S.p.A.	17,595	430,029
Hera S.p.A. (d)	150,328	428,173
IMMSI S.p.A. (a)	100,436	92,046
Indesit Co. S.p.A. (a)	25,444	377,984
Industria Macchine Automatiche S.p.A.	5,461	258,262
Intek Group S.p.A. (a)	80,757	46,742
Interpump Group S.p.A.	28,206	388,182
Iren S.p.A. (d)	182,554	281,976
Italcementi S.p.A. (d)	60,185	567,552
Italmobiliare S.p.A.	4,262	164,116
Juventus Football Club S.p.A. (a)	147,435	45,531
Landi Renzo S.p.A. (a)	5,877	9,365
Maire Tecnimont S.p.A. (a) (d)	35,567	113,267
MARR S.p.A. (d)	11,344	211,884
Nice S.p.A.	9,890	38,714
Piaggio & C S.p.A. (a) (d)	42,188	150,052
Prelios S.p.A. (a) (d)	54,976	42,308
Prima Industrie S.p.A. (a)	243	4,399
Recordati S.p.A.	24,808	417,134
Reply S.p.A.	1,503	115,807
Retelit S.p.A. (a)	36,769	29,376
Sabaf S.p.A.	1,021	17,320
SAES Getters S.p.A.	1,416	13,854
Safilo Group S.p.A. (a) (d)	10,142	221,092
Saras S.p.A. (a) (d)	134,526	184,771
SAVE S.p.A.	5,078	89,007
Snai S.p.A. (a)	21,135	52,323
Societa Cattolica di Assicurazioni S.c.r.l.	20,508	457,990
Societa Iniziative Autostradali e Servizi S.p.A.	18,371	235,940
Societa per la Bonifica dei Terreni Ferraresi e Imprese Agricole S.p.A.	1,095	45,526
Sogefi S.p.A. (a)	18,933	102,865
SOL S.p.A.	13,605	121,093
Sorin S.p.A. (a)	95,421	279,892
Tiscali S.p.A. (a)	802,477	64,098
Trevi Finanziaria Industriale S.p.A.	13,378	120,985
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unipol Gruppo Finanziario S.p.A.	133,203	752,819
Vianini Lavori S.p.A.	2,113	15,185
Vittoria Assicurazioni S.p.A.	9,789	130,412
World Duty Free S.p.A. (a)	54,430	662,630
Yoox S.p.A. (a) (d)	12,453	335,404
Zignago Vetro S.p.A.	11,476	84,539

		23,177,038

Japan—21.2%
77 Bank, Ltd. (The)	119,000	628,273
A&A Material Corp. (a)	12,000	13,412
A/S One Corp.	4,500	139,788
Accordia Golf Co., Ltd. (d)	32,800	435,510
Achilles Corp.	60,000	88,356
Adastria Holdings Co., Ltd. (d)	5,920	139,113

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
ADEKA Corp.	33,600	$451,454
Aderans Co., Ltd.	6,400	100,437
Advan Co., Ltd.	6,500	72,571
Aeon Delight Co., Ltd.	1,300	31,432
Aeon Fantasy Co., Ltd. (d)	4,000	51,470
Agrex, Inc.	900	9,753
Ahresty Corp.	9,200	79,707
Ai Holdings Corp.	11,300	206,022
Aica Kogyo Co., Ltd.	14,600	312,441
Aichi Bank, Ltd. (The)	5,000	261,858
Aichi Corp.	19,600	92,541
Aichi Steel Corp.	40,000	159,760
Aichi Tokei Denki Co., Ltd.	19,000	56,866
Aida Engineering, Ltd.	27,200	275,231
Aigan Co., Ltd. (a)	8,200	22,840
Ain Pharmaciez, Inc.	3,000	144,722
Aiphone Co., Ltd.	9,200	183,489
Airport Facilities Co., Ltd. (d)	9,300	65,208
Aisan Industry Co., Ltd.	8,700	77,516
Aizawa Securities Co., Ltd.	13,800	77,685
Akebono Brake Industry Co., Ltd. (d)	11,100	55,968
Akita Bank, Ltd. (The)	99,000	273,993
Alconix Corp.	2,400	64,688
Alinco, Inc.	5,800	63,362
Allied Telesis Holdings KK	17,200	14,453
Alpen Co., Ltd. (d)	6,300	110,751
Alpha Corp.	2,200	22,409
Alpha Systems, Inc.	3,940	60,605
Alpine Electronics, Inc.	15,400	217,529
Alps Logistics Co., Ltd.	4,100	45,230
Altech Corp.	4,700	52,641
Amano Corp.	19,800	226,056
Amiyaki Tei Co., Ltd.	1,100	34,358
Amuse, Inc.	1,800	36,035
Anabuki Kosan, Inc.	4,000	13,398
Anest Iwata Corp.	12,500	88,719
Anritsu Corp.	38,000	427,680
AOI Electronic Co., Ltd.	2,800	74,061
AOI Pro, Inc.	4,700	31,355
AOKI Holdings, Inc.	21,400	302,648
Aomori Bank, Ltd. (The)	112,000	323,068
Aoyama Trading Co., Ltd.	25,100	687,656
Arakawa Chemical Industries, Ltd.	10,900	144,199
Arata Corp.	23,000	75,903
Araya Industrial Co., Ltd.	26,000	40,090
Arcland Sakamoto Co., Ltd.	5,300	112,702
Arcs Co., Ltd.	15,464	327,249
Argo Graphics, Inc.	3,700	64,590
Ariake Japan Co., Ltd.	5,800	152,821
Arisawa Manufacturing Co., Ltd.	12,100	87,643
Arrk Corp. (a)	6,900	12,136
Artnature, Inc.	2,500	74,389
Asahi Broadcasting Corp.	2,400	15,194
Asahi Co., Ltd. (d)	6,100	87,945
Asahi Diamond Industrial Co., Ltd.	21,400	339,894
Asahi Holdings, Inc.	8,400	144,689
Asahi Intecc Co., Ltd.	2,500	102,752

Japan—(Continued)
Asahi Kogyosha Co., Ltd.	16,000	63,638
Asahi Net, Inc.	5,000	25,684
Asahi Organic Chemicals Industry Co., Ltd.	40,000	86,584
Asahi Printing Co., Ltd.	200	4,542
Asahipen Corp.	4,000	6,120
Asanuma Corp. (a)	29,000	35,848
Asatsu-DK, Inc. (d)	10,400	281,298
Asax Co., Ltd.	1,800	22,432
Ashimori Industry Co., Ltd. (a)	33,000	51,522
ASKA Pharmaceutical Co., Ltd.	9,700	114,511
ASKUL Corp. (d)	6,300	169,555
Asunaro Aoki Construction Co., Ltd.	8,000	48,691
Atom Corp.	2,100	12,104
Atsugi Co., Ltd.	88,000	96,508
Autobacs Seven Co., Ltd.	18,700	314,080
Avex Group Holdings, Inc.	10,200	180,275
Awa Bank, Ltd. (The)	79,000	449,803
Axell Corp. (d)	3,800	56,897
Axial Retailing, Inc.	6,200	97,961
Azbil Corp.	7,100	181,996
Bando Chemical Industries, Ltd.	47,000	192,749
Bank of Iwate, Ltd. (The)	7,800	384,363
Bank of Kochi, Ltd. (The)	16,000	23,560
Bank of Nagoya, Ltd. (The)	81,000	322,706
Bank of Okinawa, Ltd. (The)	9,600	415,461
Bank of Saga, Ltd. (The)	82,000	189,556
Bank of the Ryukyus, Ltd. (d)	16,500	236,769
Belc Co., Ltd.	6,200	146,438
Belluna Co., Ltd.	21,900	110,604
Benefit One, Inc.	7,300	61,933
Best Bridal, Inc. (d)	7,200	46,457
Best Denki Co., Ltd.	50,400	72,607
Bic Camera, Inc. (d)	16,300	126,410
Bit-isle, Inc. (d)	6,600	40,405
BML, Inc.	3,400	131,719
Bookoff Corp. (d)	4,700	38,338
Bull-Dog Sauce Co., Ltd.	6,000	11,019
Bunka Shutter Co., Ltd.	19,000	165,272
C Uyemura & Co., Ltd.	3,400	173,225
CAC Corp.	6,200	71,171
Calsonic Kansei Corp.	52,000	347,096
Can Do Co., Ltd. (d)	3,500	55,049
Canon Electronics, Inc.	6,600	124,405
Capcom Co., Ltd. (d)	12,300	208,741
Carchs Holdings Co., Ltd. (a)	13,300	8,937
Carlit Holdings Co., Ltd.	7,300	43,393
Cawachi, Ltd.	5,000	95,533
Central Glass Co., Ltd.	64,000	235,928
Central Security Patrols Co., Ltd.	3,300	38,037
Central Sports Co., Ltd.	3,200	50,504
CFS Corp.	4,400	23,009
Chiba Kogyo Bank, Ltd. (The)	17,400	135,400
CHIMNEY Co., Ltd.	1,400	29,922
Chino Corp.	20,000	48,764
Chiyoda Co., Ltd.	10,000	224,177
Chiyoda Integre Co., Ltd.	4,400	67,497
Chofu Seisakusho Co., Ltd. (d)	5,700	152,744

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Chori Co., Ltd.	7,000	$85,127
Chubu Shiryo Co., Ltd.	14,400	92,839
Chudenko Corp.	8,600	135,403
Chuetsu Pulp & Paper Co., Ltd.	49,000	93,036
Chugai Mining Co., Ltd. (a)	68,200	20,879
Chugai Ro Co., Ltd.	42,000	94,231
Chugoku Marine Paints, Ltd.	22,000	159,293
Chukyo Bank, Ltd. (The)	64,000	115,590
Chuo Denki Kogyo Co., Ltd. (d)	11,100	40,322
Chuo Gyorui Co., Ltd.	2,000	4,760
Chuo Spring Co., Ltd.	19,000	58,383
CKD Corp.	15,300	147,749
Clarion Co., Ltd. (a) (d)	38,000	101,862
Cleanup Corp.	7,900	70,938
CMIC Holdings Co., Ltd. (d)	3,900	63,853
CMK Corp. (a)	21,300	57,260
Coca-Cola Central Japan Co., Ltd.	2,081	52,981
Cocokara fine, Inc.	5,700	173,464
Colowide Co., Ltd. (d)	10,500	131,301
Computer Engineering & Consulting, Ltd.	5,300	36,597
Computer Institute of Japan, Ltd.	2,000	8,969
CONEXIO Corp.	8,400	73,644
COOKPAD, Inc. (d)	3,200	78,139
Core Corp.	3,000	22,131
Corona Corp.	8,500	95,383
Cosel Co., Ltd.	9,900	130,469
Cosmo Oil Co., Ltd.	157,000	336,681
Cosmos Initia Co., Ltd. (a)	3,500	19,062
Create Medic Co., Ltd.	1,800	18,020
CREATE SD HOLDINGS Co., Ltd.	5,400	185,098
CROOZ, Inc. (d)	1,400	58,865
Cross Plus, Inc.	1,100	8,708
CTI Engineering Co., Ltd.	3,300	36,794
Cybernet Systems Co., Ltd.	3,900	14,376
Cybozu, Inc.	11,900	45,875
DA Consortium, Inc.	7,600	33,309
Dai Nippon Toryo Co., Ltd.	53,000	84,362
Dai-Dan Co., Ltd.	17,000	101,508
Dai-Ichi Kogyo Seiyaku Co., Ltd.	14,000	56,053
Dai-ichi Seiko Co., Ltd. (d)	4,000	68,587
Daibiru Corp.	15,500	158,829
Daido Kogyo Co., Ltd.	10,000	25,626
Daido Metal Co., Ltd.	9,000	113,513
Daidoh, Ltd. (d)	13,700	77,263
Daiei, Inc. (The) (a) (d)	64,700	195,595
Daifuku Co., Ltd.	26,000	365,121
Daihatsu Diesel Manufacturing Co., Ltd.	7,000	47,879
Daihen Corp.	31,000	145,017
Daiho Corp.	19,000	70,485
Daiichi Jitsugyo Co., Ltd.	20,000	94,241
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	1,000	27,470
Daiichikosho Co., Ltd.	7,600	218,282
Daiken Corp.	35,000	99,740
Daiki Aluminium Industry Co., Ltd.	16,000	47,432
Daiko Clearing Services Corp.	5,300	33,987
Daikoku Denki Co., Ltd.	2,700	44,880
Daikokutenbussan Co., Ltd.	1,900	48,564

Japan—(Continued)
Daikyo, Inc.	151,000	355,356
Dainichi Co., Ltd. (d)	4,100	30,542
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	29,000	137,552
Dainippon Screen Manufacturing Co., Ltd.	57,000	266,461
Daio Paper Corp.	26,000	235,879
Daisan Bank, Ltd. (The)	92,000	162,714
Daiseki Co., Ltd.	17,700	316,983
Daiseki Eco. Solution Co., Ltd.	1,000	16,444
Daishi Bank, Ltd. (The)	143,000	537,259
Daishinku Corp.	13,000	51,419
Daiso Co., Ltd.	40,000	146,666
Daisyo Corp. (d)	5,300	71,662
Daito Bank, Ltd. (The)	59,000	71,749
Daito Electron Co., Ltd.	800	3,339
Daito Pharmaceutical Co., Ltd.	3,600	64,341
Daiwa Industries, Ltd.	11,000	75,855
Daiwabo Holdings Co., Ltd.	88,000	171,246
DC Co., Ltd.	11,500	59,024
DCM Holdings Co., Ltd.	46,300	334,446
Denki Kagaku Kogyo KK	9,000	34,615
Denki Kogyo Co., Ltd.	21,000	140,613
Denyo Co., Ltd.	6,000	93,437
Descente, Ltd.	18,000	161,509
DKK-Toa Corp.	2,200	11,457
DMG Mori Seiki Co., Ltd.	34,300	498,835
DMW Corp.	700	12,180
Doshisha Co., Ltd.	9,600	169,138
Doutor Nichires Holdings Co., Ltd.	9,600	170,164
Dr Ci:Labo Co., Ltd.	4,200	158,727
DTS Corp.	6,400	119,033
Dunlop Sports Co., Ltd.	7,300	88,383
Duskin Co., Ltd.	14,900	288,724
Dwango Co., Ltd. (d)	4,800	126,769
Dydo Drinco, Inc.	2,700	123,785
Dynic Corp.	16,000	25,456
Eagle Industry Co., Ltd.	6,300	112,671
Ebara Jitsugyo Co., Ltd. (d)	4,600	65,944
EDION Corp. (d)	32,200	223,681
Ehime Bank, Ltd. (The)	76,000	177,957
Eidai Co., Ltd.	10,000	48,145
Eighteenth Bank, Ltd. (The)	80,000	207,829
Eiken Chemical Co., Ltd.	6,100	105,881
Eizo Corp.	6,300	167,616
Elecom Co., Ltd.	3,100	80,781
Elematec Corp.	5,000	94,809
EM Systems Co., Ltd.	100	1,831
Emori & Co., Ltd.	2,500	47,784
en-japan, Inc.	3,400	72,456
Endo Lighting Corp. (d)	2,600	39,232
Enplas Corp.	1,900	138,657
Enshu, Ltd. (a)	23,000	28,884
EPS Corp.	14,000	180,197
ESPEC Corp.	11,400	99,670
Excel Co., Ltd.	5,000	93,036
Exedy Corp.	11,600	345,281
Ezaki Glico Co., Ltd.	15,000	238,933

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
F T Communications Co., Ltd.	500	$14,072
F-Tech, Inc.	3,600	47,405
F@N Communications, Inc. (d)	5,000	82,046
Faith, Inc. (d)	4,580	48,413
FALCO SD HOLDINGS Co., Ltd.	4,300	53,050
Fancl Corp.	12,000	144,387
FCC Co., Ltd.	11,200	210,515
FDK Corp. (a)	25,000	41,782
Ferrotec Corp.	7,900	55,474
FIDEA Holdings Co., Ltd. (d)	55,410	114,456
Fields Corp.	5,200	77,094
Financial Products Group Co., Ltd.	4,000	35,970
First Juken Co., Ltd.	3,400	45,196
Foster Electric Co., Ltd.	8,800	120,477
FP Corp. (d)	7,200	251,097
France Bed Holdings Co., Ltd.	65,000	119,467
Fudo Tetra Corp.	45,900	88,776
Fuji Co., Ltd. (d)	7,300	153,277
Fuji Corp., Ltd. (d)	8,600	53,895
Fuji Electronics Co., Ltd.	5,600	71,746
Fuji Kiko Co., Ltd.	13,000	54,274
Fuji Kosan Co., Ltd.	4,600	29,600
Fuji Oil Co. Ltd.	15,500	51,467
Fuji Oil Co., Ltd.	21,800	311,526
Fuji Pharma Co., Ltd.	2,000	37,817
Fuji Seal International, Inc.	6,400	199,286
Fuji Soft, Inc.	5,900	131,389
Fujibo Holdings, Inc. (d)	37,000	103,503
Fujicco Co., Ltd.	9,000	113,088
Fujikura Kasei Co., Ltd.	9,500	49,676
Fujikura, Ltd.	115,000	560,898
Fujimi, Inc.	7,000	98,302
Fujimori Kogyo Co., Ltd.	4,800	156,153
Fujisash Co., Ltd. (a) (d)	24,500	36,732
Fujita Kanko, Inc.	8,000	29,247
Fujitec Co., Ltd.	20,000	212,096
Fujitsu Frontech, Ltd.	4,500	54,749
Fujitsu General, Ltd.	17,000	187,707
Fujiya Co., Ltd. (d)	51,000	100,725
FuKoKu Co., Ltd.	5,100	49,945
Fukuda Corp.	11,000	60,593
Fukui Bank, Ltd. (The)	128,000	314,488
Fukushima Bank, Ltd. (The)	143,000	124,351
Fukushima Industries Corp.	3,400	54,448
Fukuyama Transporting Co., Ltd. (d)	53,000	305,234
Fumakilla, Ltd.	8,000	23,854
Funai Consulting, Inc.	7,800	68,326
Funai Electric Co., Ltd.	7,900	79,687
Furukawa Battery Co., Ltd.	5,000	35,273
Furukawa Co., Ltd.	140,000	285,254
Furukawa Electric Co., Ltd. (d)	143,000	303,981
Furuno Electric Co., Ltd. (d)	9,200	61,916
Furusato Industries, Ltd.	4,600	57,736
Furuya Metal Co., Ltd.	1,700	42,029
Fuso Chemical Co., Ltd.	800	25,790
Fuso Pharmaceutical Industries, Ltd.	41,000	131,690
Futaba Corp.	10,200	175,077

Japan—(Continued)
Futaba Industrial Co., Ltd. (d)	18,800	86,065
Future Architect, Inc.	9,800	57,427
Fuyo General Lease Co., Ltd. (d)	8,000	358,339
G-Tekt Corp. (d)	7,700	100,749
Gakken Holdings Co., Ltd.	28,000	77,997
GCA Savvian Corp.	4,900	45,577
Gecoss Corp.	6,400	70,961
Genki Sushi Co., Ltd.	2,300	43,152
Geo Holdings Corp. (d)	12,600	109,780
GLOBERIDE, Inc.	35,000	44,270
GLORY, Ltd.	11,500	375,199
GMO internet, Inc. (d)	18,000	203,887
GMO Payment Gateway, Inc. (d)	2,600	98,197
Godo Steel, Ltd.	72,000	115,314
Goldcrest Co., Ltd.	6,030	132,768
Goldwin, Inc.	18,000	80,475
Gourmet Kineya Co., Ltd.	8,000	65,062
Grandy House Corp.	3,600	12,417
GSI Creos Corp.	28,000	42,356
Gulliver International Co., Ltd.	25,100	206,486
Gun-Ei Chemical Industry Co., Ltd.	24,000	99,693
Gunze, Ltd.	65,000	186,908
Gurunavi, Inc. (d)	8,400	142,678
H-One Co., Ltd.	6,000	48,455
H2O Retailing Corp.	25,830	200,330
Hagihara Industries, Inc.	1,800	27,057
Hakudo Co., Ltd.	500	4,662
Hakuto Co., Ltd.	7,100	75,416
Hakuyosha Co., Ltd.	8,000	18,963
Hamakyorex Co., Ltd.	2,400	72,559
Hanwa Co., Ltd.	63,000	272,918
Happinet Corp. (d)	5,300	87,818
Hard Off Corp. Co., Ltd.	4,900	42,608
Harima Chemicals Group, Inc.	7,100	32,476
Harmonic Drive Systems, Inc.	600	24,193
Haruyama Trading Co., Ltd.	5,400	38,321
Hazama Ando Corp.	47,590	287,549
Heiwa Corp.	200	4,445
Heiwa Real Estate Co., Ltd.	12,300	198,258
Heiwado Co., Ltd.	11,200	171,785
HI-LEX Corp.	7,700	212,816
Hibiya Engineering, Ltd.	10,000	161,129
Hiday Hidaka Corp. (d)	4,472	103,533
Higashi Nihon House Co., Ltd. (d)	15,000	78,716
Higashi-Nippon Bank, Ltd. (The)	71,000	180,976
Higo Bank, Ltd. (The)	83,000	462,772
Himaraya Co., Ltd.	3,100	33,420
Hioki EE Corp.	4,000	62,847
Hiramatsu, Inc.	8,300	55,502
Hirano Tecseed Co., Ltd.	500	4,980
HIS Co., Ltd.	7,800	252,281
Hisaka Works, Ltd.	12,000	111,540
Hitachi Koki Co., Ltd.	14,500	125,557
Hitachi Kokusai Electric, Inc.	11,000	152,630
Hitachi Metals Techno, Ltd.	2,000	22,913
Hitachi Zosen Corp.	48,200	248,317
Hochiki Corp.	10,000	73,917

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Hodogaya Chemical Co., Ltd.	28,000	$52,591
Hogy Medical Co., Ltd.	6,000	325,382
Hokkaido Gas Co., Ltd. (d)	27,000	75,994
Hokkan Holdings, Ltd.	31,000	89,136
Hokko Chemical Industry Co., Ltd.	8,000	31,006
Hokkoku Bank, Ltd. (The)	109,000	375,005
Hokuetsu Bank, Ltd. (The)	96,000	200,185
Hokuetsu Industries Co., Ltd.	4,000	23,093
Hokuetsu Kishu Paper Co., Ltd.	33,000	147,739
Hokuriku Electric Industry Co., Ltd.	28,000	45,936
Hokuriku Electrical Construction Co., Ltd.	9,000	47,071
Hokuriku Gas Co., Ltd.	10,000	25,663
Hokuto Corp.	10,600	210,332
Honeys Co., Ltd. (d)	6,930	66,363
Hoosiers Holdings Co., Ltd.	9,700	50,373
Horiba, Ltd.	11,400	410,015
Hosiden Corp. (d)	20,000	124,889
Hosokawa Micron Corp.	11,000	69,131
House Foods Group, Inc. (d)	4,000	74,966
Howa Machinery, Ltd.	5,700	43,237
Hurxley Corp.	800	6,591
Hyakugo Bank, Ltd. (The)	87,000	362,940
Hyakujushi Bank, Ltd. (The)	107,000	386,176
I-Net Corp.	3,200	26,650
IBJ Leasing Co., Ltd.	7,200	189,996
Ichibanya Co., Ltd.	2,400	100,527
Ichikoh Industries, Ltd.	26,000	41,342
ICHINEN HOLDINGS Co., Ltd.	7,400	59,007
Ichiyoshi Securities Co., Ltd.	6,600	93,332
Icom, Inc.	3,800	93,681
Idec Corp.	11,300	108,663
Ihara Chemical Industry Co., Ltd.	18,800	155,646
Iino Kaiun Kaisha, Ltd.	32,200	184,037
IJT Technology Holdings Co., Ltd. (a)	9,000	38,107
Ikegami Tsushinki Co., Ltd. (d)	30,000	33,215
Ikyu Corp.	3,400	46,924
Imagica Robot Holdings, Inc.	4,500	23,787
Imasen Electric Industrial (d)	6,200	90,978
Imperial Hotel, Ltd.	1,300	31,331
Inaba Denki Sangyo Co., Ltd.	7,300	246,355
Inaba Seisakusho Co., Ltd.	2,100	31,087
Inabata & Co., Ltd.	18,300	172,237
Inageya Co., Ltd.	12,200	123,422
Ines Corp. (d)	10,700	81,148
Infocom Corp.	6,200	57,118
Information Services International-Dentsu, Ltd.	6,000	75,007
Innotech Corp.	10,300	49,440
Intage Holdings, Inc.	8,000	109,012
Internet Initiative Japan, Inc.	9,800	240,157
Inui Steamship Co., Ltd.	13,300	44,052
Inui Warehouse Co., Ltd.	700	6,593
Iriso Electronics Co., Ltd. (d)	2,900	170,509
Ise Chemical Corp.	8,000	56,204
Iseki & Co., Ltd. (d)	69,000	181,549
Ishihara Sangyo Kaisha, Ltd. (a) (d)	119,000	105,920
Ishii Iron Works Co., Ltd.	9,000	21,183
Ishizuka Glass Co., Ltd.	5,000	9,892

Japan—(Continued)
IT Holdings Corp.	36,700	631,383
Itfor, Inc.	10,300	44,820
Itochu Enex Co., Ltd.	30,000	215,802
Itochu-Shokuhin Co., Ltd.	2,600	92,124
Itoham Foods, Inc.	56,000	247,827
Itoki Corp.	14,100	108,837
IwaiCosmo Holdings, Inc.	7,900	91,816
Iwaki & Co., Ltd.	14,000	28,071
Iwasaki Electric Co., Ltd.	25,000	59,362
Iwatani Corp.	51,000	362,109
Iwatsuka Confectionery Co., Ltd.	500	24,918
Izutsuya Co., Ltd. (a)	47,000	33,435
J-Oil Mills, Inc.	40,000	129,886
Jalux, Inc.	4,000	46,708
Jamco Corp. (d)	4,300	79,863
Janome Sewing Machine Co., Ltd. (a) (d)	58,000	52,168
Japan Airport Terminal Co., Ltd.	7,500	222,926
Japan Aviation Electronics Industry, Ltd.	18,000	388,163
Japan Communications, Inc. (a) (d)	21,000	198,994
Japan Digital Laboratory Co., Ltd.	8,200	145,020
Japan Drilling Co., Ltd. (d)	1,700	89,224
Japan Foundation Engineering Co., Ltd.	14,100	48,624
Japan Medical Dynamic Marketing, Inc.	3,000	11,040
Japan Oil Transportation Co., Ltd.	1,000	2,272
Japan Pulp & Paper Co., Ltd.	51,000	170,109
Japan Radio Co., Ltd. (a) (d)	16,000	69,446
Japan Transcity Corp.	29,000	95,155
Japan Vilene Co., Ltd.	11,000	62,072
Japan Wool Textile Co., Ltd. (The)	27,000	212,943
Jastec Co., Ltd.	5,100	38,755
JBCC Holdings, Inc.	9,100	73,084
JCU Corp.	800	53,680
Jeol, Ltd.	26,000	103,790
Jimoto Holdings, Inc.	52,300	112,082
Jin Co., Ltd. (d)	3,300	105,300
JK Holdings Co., Ltd.	5,600	30,428
JMS Co., Ltd.	15,000	44,448
Joban Kosan Co., Ltd. (d)	8,000	11,856
Joshin Denki Co., Ltd.	23,000	206,100
Jowa Holdings Co., Ltd. (d)	2,100	78,801
JP-Holdings, Inc. (d)	14,500	65,202
JSP Corp.	7,600	136,571
Juki Corp. (a)	34,000	76,990
Juroku Bank, Ltd. (The)	131,000	490,911
Justsystems Corp. (a) (d)	13,800	129,117
JVC Kenwood Corp. (a)	53,300	112,214
K&O Energy Group, Inc.	8,000	118,572
K’s Holdings Corp.	4,400	127,743
kabu.com Securities Co., Ltd.	20,600	101,677
Kadokawa Corp. (d)	6,600	209,583
Kaga Electronics Co., Ltd.	7,200	87,330
Kagome Co., Ltd. (d)	4,300	76,159
Kagoshima Bank, Ltd. (The)	60,000	405,650
Kaken Pharmaceutical Co., Ltd.	21,000	445,308
Kakiyasu Honten Co., Ltd. (d)	4,600	71,453
Kameda Seika Co., Ltd.	6,500	207,520
Kamei Corp.	14,400	110,534

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kanaden Corp.	11,000	$78,388
Kanagawa Chuo Kotsu Co., Ltd.	20,000	101,905
Kanamoto Co., Ltd.	8,000	319,127
Kandenko Co., Ltd.	34,000	197,855
Kanematsu Corp.	125,000	224,863
Kanematsu Electronics, Ltd.	6,000	84,778
Kanematsu-NNK Corp. (a)	18,000	26,505
Kanemi Co., Ltd.	100	2,971
Kansai Urban Banking Corp.	86,000	105,233
Kasai Kogyo Co., Ltd.	7,000	54,463
Kasumi Co., Ltd.	22,300	163,037
Katakura Chikkarin Co., Ltd.	8,000	20,780
Katakura Industries Co., Ltd.	9,200	118,543
Kato Sangyo Co., Ltd.	6,000	135,275
Kato Works Co., Ltd.	16,000	113,654
KAWADA TECHNOLOGIES, Inc. (d)	1,900	106,698
Kawai Musical Instruments Manufacturing Co., Ltd.	44,000	90,318
Kawasaki Kinkai Kisen Kaisha, Ltd.	7,000	24,615
Kawasumi Laboratories, Inc.	8,500	55,341
Keihanshin Building Co., Ltd.	14,500	78,798
Keihin Co. Ltd/Minato-Ku Tokyo Japan	31,000	46,893
Keihin Corp.	14,600	232,471
Keiyo Bank, Ltd. (The)	113,000	574,677
Keiyo Co., Ltd. (d)	17,200	83,520
Kenko Mayonnaise Co., Ltd.	5,900	58,000
Kentucky Fried Chicken Japan, Ltd.	4,000	84,573
KEY Coffee, Inc.	7,600	120,919
Kimoto Co., Ltd.	14,900	58,630
King Jim Co., Ltd.	5,800	42,617
Kinki Sharyo Co., Ltd. (a)	12,000	37,230
Kintetsu World Express, Inc.	4,600	195,489
Kinugawa Rubber Industrial Co., Ltd.	20,000	102,226
Kissei Pharmaceutical Co., Ltd.	8,100	194,295
Kita-Nippon Bank, Ltd. (The)	4,900	127,078
Kitagawa Iron Works Co., Ltd.	31,000	53,324
Kitamura Co., Ltd.	3,700	24,396
Kitano Construction Corp.	22,000	56,085
Kito Corp.	4,100	99,237
Kitz Corp.	33,600	188,918
Kiyo Bank, Ltd. (The)	35,300	481,542
KNT-CT Holdings Co., Ltd. (a)	19,000	36,449
Koa Corp.	12,900	130,501
Koatsu Gas Kogyo Co., Ltd.	13,000	78,368
Kobelco Eco-Solutions Co., Ltd.	8,000	32,581
Kohnan Shoji Co., Ltd. (d)	13,000	131,631
Kohsoku Corp.	5,400	49,819
Koike Sanso Kogyo Co., Ltd.	7,000	15,565
Kojima Co., Ltd. (a)	12,000	36,832
Kokusai Co., Ltd.	3,400	49,309
Kokuyo Co., Ltd.	26,900	225,887
KOMAIHALTEC, Inc.	24,000	67,408
Komatsu Seiren Co., Ltd.	19,000	110,347
Komatsu Wall Industry Co., Ltd.	2,700	71,762
Komeri Co., Ltd.	10,500	274,264
Komori Corp.	20,000	255,372
Konaka Co., Ltd.	7,300	57,215

Japan—(Continued)
Kondotec, Inc.	9,400	66,323
Konishi Co., Ltd.	6,000	127,684
Kosaido Co., Ltd.	3,700	16,439
Kose Corp.	5,400	206,623
Koshidaka Holdings Co., Ltd. (d)	1,100	38,812
Kotobuki Spirits Co., Ltd. (d)	2,600	62,669
Kourakuen Corp.	800	10,921
Krosaki Harima Corp.	24,000	57,175
KRS Corp.	3,700	38,199
KU Holdings Co., Ltd.	8,000	50,823
Kumiai Chemical Industry Co., Ltd.	18,000	116,132
Kura Corp.	3,500	94,716
Kurabo Industries, Ltd.	93,000	169,130
Kureha Corp.	42,000	229,549
Kurimoto, Ltd.	35,000	82,761
Kuroda Electric Co., Ltd.	11,600	179,099
Kusuri No. Aoki Co., Ltd.	2,600	94,312
KYB Co., Ltd.	64,000	301,897
Kyodo Printing Co., Ltd.	51,000	171,871
Kyodo Shiryo Co., Ltd.	41,000	41,722
Kyoei Steel, Ltd. (d)	4,700	85,419
Kyoei Tanker Co., Ltd.	9,000	18,488
Kyokuto Boeki Kaisha, Ltd.	9,000	18,945
Kyokuto Kaihatsu Kogyo Co., Ltd. (d)	10,300	152,038
Kyokuto Securities Co., Ltd.	6,600	114,553
Kyokuyo Co., Ltd.	35,000	89,829
KYORIN Holdings, Inc.	14,800	304,817
Kyoritsu Maintenance Co., Ltd.	3,300	137,432
Kyoritsu Printing Co., Ltd.	6,800	19,612
Kyosan Electric Manufacturing Co., Ltd.	31,000	114,287
Kyoto Kimono Yuzen Co., Ltd.	7,300	73,737
Kyowa Electronics Instruments Co., Ltd.	8,000	43,025
Kyowa Exeo Corp.	26,700	380,504
Kyowa Leather Cloth Co., Ltd.	3,300	15,991
Kyudenko Corp.	10,000	97,460
LAC Co., Ltd.	5,900	34,294
Land Business Co., Ltd.	7,100	28,724
Lasertec Corp.	5,700	57,618
LEC, Inc.	4,400	47,132
Leopalace21 Corp. (a)	68,200	352,117
Life Corp.	15,500	262,088
Lintec Corp.	15,700	315,963
Lion Corp. (d)	65,000	377,041
Livesense, Inc. (a) (d)	3,500	37,426
Look, Inc.	11,000	30,856
Macnica, Inc.	4,300	143,808
Maeda Corp.	40,000	316,785
Maeda Kosen Co., Ltd. (d)	3,700	46,624
Maeda Road Construction Co., Ltd.	20,000	346,515
Maezawa Kasei Industries Co., Ltd.	6,800	73,671
Maezawa Kyuso Industries Co., Ltd.	5,600	75,440
Makino Milling Machine Co., Ltd.	34,000	293,354
Mamiya-Op Co., Ltd.	19,000	42,281
Mandom Corp.	5,900	210,161
Mani, Inc.	2,500	139,067
Mars Engineering Corp.	3,600	71,109
Marubun Corp.	8,200	50,745

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Marudai Food Co., Ltd.	60,000	$199,593
Maruei Department Store Co., Ltd. (a)	8,000	13,918
Maruetsu, Inc. (The)	24,000	86,310
Marufuji Sheet Piling Co., Ltd.	13,000	49,461
Maruha Nichiro Corp.	21,200	346,270
Maruka Machinery Co., Ltd.	2,900	39,237
Marukyu Co., Ltd.	1,300	14,631
Marusan Securities Co., Ltd.	24,700	198,931
Maruwa Co., Ltd.	3,200	131,517
Maruyama Manufacturing Co., Inc.	15,000	36,764
Maruzen CHI Holdings Co., Ltd. (a) (d)	18,800	67,464
Maruzen Showa Unyu Co., Ltd.	35,000	121,077
Marvelous AQL, Inc.	8,600	95,771
Matsuda Sangyo Co., Ltd.	7,000	86,700
Matsui Construction Co., Ltd.	9,000	37,156
Matsumotokiyoshi Holdings Co., Ltd.	12,500	432,767
Matsuya Foods Co., Ltd. (d)	3,100	58,011
Max Co., Ltd.	22,000	248,051
Maxvalu Nishinihon Co., Ltd.	2,400	33,084
Maxvalu Tokai Co., Ltd.	5,000	70,712
MEC Co., Ltd.	5,800	62,454
Medical System Network Co., Ltd.	7,900	29,072
Megachips Corp.	5,600	77,671
Megmilk Snow Brand Co., Ltd. (d)	14,400	187,232
Meidensha Corp.	49,000	204,965
Meiji Shipping Co., Ltd.	8,500	31,368
Meiko Electronics Co., Ltd.	7,500	42,978
Meiko Network Japan Co., Ltd.	7,200	92,099
Meisei Industrial Co., Ltd.	17,000	97,450
Meitec Corp.	8,300	259,293
Meito Sangyo Co., Ltd.	4,500	51,512
Meito Transportation Co., Ltd.	2,800	18,829
Meiwa Corp.	10,900	52,848
Meiwa Estate Co., Ltd.	5,200	23,124
Melco Holdings, Inc. (d)	3,900	79,232
Message Co., Ltd.	4,400	167,881
Michinoku Bank, Ltd. (The) (d)	69,000	145,043
Micronics Japan Co., Ltd. (d)	3,700	257,987
Mie Bank, Ltd. (The)	54,000	123,249
Mikuni Corp.	3,000	12,067
Milbon Co., Ltd.	5,960	201,446
Mimasu Semiconductor Industry Co., Ltd.	8,200	76,071
Minato Bank, Ltd. (The)	56,000	102,875
Ministop Co., Ltd.	9,100	147,321
Miraial Co., Ltd.	2,900	52,683
Mirait Holdings Corp.	21,400	214,451
Miroku Jyoho Service Co., Ltd.	7,000	33,345
Misawa Homes Co., Ltd.	8,800	115,836
Mitani Corp.	9,100	214,684
Mitani Sekisan Co., Ltd.	4,100	64,422
Mito Securities Co., Ltd.	24,000	92,365
Mitsuba Corp.	16,500	262,691
Mitsubishi Kakoki Kaisha, Ltd. (a) (d)	43,000	148,506
Mitsubishi Nichiyu Forklift Co., Ltd. (d)	8,000	52,641
Mitsubishi Paper Mills, Ltd. (a)	144,000	126,650
Mitsubishi Pencil Co., Ltd.	8,700	251,404
Mitsubishi Research Institute, Inc.	3,300	76,322

Japan—(Continued)
Mitsubishi Shokuhin Co., Ltd.	4,800	120,837
Mitsubishi Steel Manufacturing Co., Ltd.	58,000	135,318
Mitsuboshi Belting Co., Ltd.	31,000	190,841
Mitsui Engineering & Shipbuilding Co., Ltd.	189,000	424,393
Mitsui High-Tec, Inc.	8,400	59,210
Mitsui Home Co., Ltd.	17,000	80,769
Mitsui Knowledge Industry Co., Ltd.	33,800	55,072
Mitsui Matsushima Co., Ltd.	66,000	89,392
Mitsui Mining & Smelting Co., Ltd.	192,000	548,874
Mitsui Sugar Co., Ltd.	30,000	113,542
Mitsui-Soko Co., Ltd.	17,000	76,799
Mitsumi Electric Co., Ltd.	33,000	239,209
Mitsumura Printing Co., Ltd.	5,000	12,885
Mitsuuroko Holdings Co., Ltd.	15,300	91,645
Miura Co., Ltd.	9,900	338,853
Miyaji Engineering Group, Inc. (d)	27,000	52,616
Miyazaki Bank, Ltd. (The)	86,000	284,719
Miyoshi Oil & Fat Co., Ltd.	40,000	56,916
Mizuno Corp.	34,000	203,735
Mochida Pharmaceutical Co., Ltd.	3,300	237,176
Monex Group, Inc. (d)	35,200	130,556
Money Partners Group Co., Ltd.	11,900	29,593
Monogatari Corp. (The) (d)	900	27,205
MonotaRO Co., Ltd. (d)	1,900	52,557
MORESCO Corp.	700	11,685
Morinaga & Co., Ltd.	83,000	180,358
Morinaga Milk Industry Co., Ltd.	64,000	230,529
Morita Holdings Corp.	20,000	188,032
Morozoff, Ltd.	13,000	44,673
Mory Industries, Inc.	18,000	72,602
MOS Food Services, Inc.	7,100	155,662
Moshi Moshi Hotline, Inc.	12,200	120,276
Mr Max Corp.	10,500	35,126
MTI, Ltd.	4,200	35,715
Murakami Corp.	3,000	41,910
Musashi Seimitsu Industry Co., Ltd.	6,700	168,294
Musashino Bank, Ltd. (The)	12,100	424,707
Mutoh Holdings Co., Ltd.	7,000	36,668
NAC Co., Ltd.	3,600	54,352
Nachi-Fujikoshi Corp.	47,000	331,443
Nafco Co., Ltd.	1,400	23,213
Nagaileben Co., Ltd.	5,600	115,745
Nagano Bank, Ltd. (The)	49,000	90,512
Nagano Keiki Co., Ltd.	4,200	30,298
Nagatanien Co., Ltd.	14,000	138,821
Nagawa Co., Ltd. (d)	3,400	93,875
Nakabayashi Co., Ltd.	24,000	49,506
Nakamuraya Co., Ltd.	26,000	105,468
Nakanishi, Inc.	1,000	41,103
Nakano Corp.	4,000	11,626
Nakayama Steel Works, Ltd. (a)	63,000	51,597
Nakayamafuku Co., Ltd.	2,000	16,080
Namura Shipbuilding Co., Ltd. (d)	12,300	126,664
Nanto Bank, Ltd. (The)	92,000	381,942
Natori Co., Ltd.	2,600	28,830
NDS Co., Ltd.	27,000	78,349
NEC Capital Solutions, Ltd. (d)	5,500	108,558

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
NEC Networks & System Integration Corp.	8,000	$195,175
NET One Systems Co., Ltd.	30,300	210,449
Neturen Co., Ltd.	8,500	64,962
New Japan Chemical Co., Ltd. (a) (d)	9,900	27,009
New Japan Radio Co., Ltd. (a)	6,000	25,226
Next Co., Ltd. (d)	7,200	60,528
Nexyz Corp.	1,300	12,523
Nice Holdings, Inc. (d)	40,000	86,221
Nichi-iko Pharmaceutical Co., Ltd.	13,200	197,564
Nichia Steel Works, Ltd.	13,000	42,123
Nichias Corp. (d)	29,000	200,293
Nichiban Co., Ltd.	14,000	52,375
Nichicon Corp.	21,700	177,202
Nichiden Corp.	4,000	96,799
Nichiha Corp.	7,500	84,782
Nichii Gakkan Co.	15,200	136,669
Nichimo Co., Ltd.	16,000	27,981
Nichirei Corp.	73,000	350,700
Nichireki Co., Ltd.	9,000	98,144
Nidec Copal Electronics Corp.	11,200	95,112
Nifco, Inc.	15,300	511,477
NIFTY Corp.	4,500	67,426
Nihon Chouzai Co., Ltd.	80	2,127
Nihon Dempa Kogyo Co., Ltd.	7,600	80,815
Nihon Eslead Corp.	2,700	27,312
Nihon Kagaku Sangyo Co., Ltd.	3,000	20,098
Nihon Kohden Corp.	5,100	255,683
Nihon M&A Center, Inc.	9,500	271,643
Nihon Nohyaku Co., Ltd.	14,000	170,082
Nihon Parkerizing Co., Ltd.	15,800	362,912
Nihon Plast Co., Ltd.	2,500	17,734
Nihon Shokuhin Kako Co., Ltd.	3,000	10,276
Nihon Tokushu Toryo Co., Ltd.	2,200	12,471
Nihon Trim Co., Ltd. (d)	1,500	58,728
Nihon Unisys, Ltd.	9,900	85,282
Nihon Yamamura Glass Co., Ltd.	54,000	89,084
Nikkato Corp.	300	1,205
Nikkiso Co., Ltd.	17,000	202,260
Nikko Co., Ltd. (d)	17,000	92,054
Nippon Air Conditioning Service Co., Ltd.	6,000	45,467
Nippon Beet Sugar Manufacturing Co., Ltd.	61,000	114,378
Nippon Carbide Industries Co., Inc. (d)	23,000	65,993
Nippon Carbon Co., Ltd.	48,000	91,568
Nippon Ceramic Co., Ltd. (d)	5,200	87,684
Nippon Chemi-Con Corp. (a) (d)	56,000	162,832
Nippon Chemical Industrial Co., Ltd. (a)	43,000	60,793
Nippon Chemiphar Co., Ltd.	14,000	66,047
Nippon Chutetsukan KK	2,000	4,624
Nippon Coke & Engineering Co., Ltd.	71,000	82,099
Nippon Concrete Industries Co., Ltd. (d)	14,000	69,901
Nippon Conveyor Co., Ltd.	24,000	30,785
Nippon Denko Co., Ltd.	36,000	113,893
Nippon Densetsu Kogyo Co., Ltd.	12,000	194,055
Nippon Felt Co., Ltd.	8,600	40,312
Nippon Filcon Co., Ltd.	5,200	22,412
Nippon Fine Chemical Co., Ltd.	5,800	39,532
Nippon Flour Mills Co., Ltd.	40,000	213,037

Japan—(Continued)
Nippon Formula Feed Manufacturing Co., Ltd.	29,000	33,523
Nippon Gas Co., Ltd.	14,200	330,846
Nippon Hume Corp.	7,000	47,327
Nippon Jogesuido Sekkei Co., Ltd. (d)	3,300	41,616
Nippon Kanzai Co., Ltd.	3,300	81,818
Nippon Kasei Chemical Co., Ltd.	18,000	24,918
Nippon Kinzoku Co., Ltd. (a)	29,000	40,714
Nippon Kodoshi Corp.	700	7,882
Nippon Koei Co., Ltd.	31,000	153,791
Nippon Konpo Unyu Soko Co., Ltd.	22,600	392,240
Nippon Koshuha Steel Co., Ltd. (a)	47,000	45,532
Nippon Light Metal Holdings Co., Ltd.	165,300	251,599
Nippon Parking Development Co., Ltd.	52,100	62,317
Nippon Pillar Packing Co., Ltd.	11,300	92,672
Nippon Piston Ring Co., Ltd.	32,000	59,996
Nippon Rietec Co., Ltd.	7,000	55,133
Nippon Road Co., Ltd. (The)	22,000	123,973
Nippon Seiki Co., Ltd.	15,000	289,877
Nippon Seiro Co., Ltd.	2,000	5,014
Nippon Seisen Co., Ltd.	10,000	46,837
Nippon Sharyo, Ltd. (d)	22,000	90,924
Nippon Sheet Glass Co., Ltd. (a)	284,000	401,530
Nippon Shinyaku Co., Ltd.	13,000	378,510
Nippon Signal Co., Ltd.	20,700	191,527
Nippon Soda Co., Ltd.	43,000	229,615
Nippon Steel & Sumikin Bussan Corp.	42,960	166,502
Nippon Steel & Sumikin Texeng	13,000	68,998
Nippon Suisan Kaisha, Ltd. (a)	82,900	256,433
Nippon Synthetic Chemical Industry Co., Ltd. (The)	14,000	111,826
Nippon Thompson Co., Ltd.	27,000	141,738
Nippon Valqua Industries, Ltd.	47,000	134,335
Nippon Yakin Kogyo Co., Ltd. (a) (d)	37,800	121,168
Nipro Corp. (d)	38,800	348,435
Nishi-Nippon Railroad Co., Ltd.	21,000	84,844
Nishikawa Rubber Co., Ltd.	1,200	20,878
Nishimatsu Construction Co., Ltd.	91,000	387,837
Nishimatsuya Chain Co., Ltd. (d)	16,100	142,360
Nishio Rent All Co., Ltd.	4,400	187,281
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	33,710
Nissei ASB Machine Co., Ltd.	2,100	37,277
Nissei Build Kogyo Co., Ltd.	12,000	35,466
Nissei Corp.	3,700	34,182
Nissei Plastic Industrial Co., Ltd.	7,100	44,616
Nissha Printing Co., Ltd.	4,700	71,508
Nisshin Fudosan Co.	18,400	73,281
Nisshin Oillio Group, Ltd. (The) (d)	48,000	175,762
Nisshin Steel Holdings Co., Ltd.	25,696	340,510
Nisshinbo Holdings, Inc.	46,000	461,996
Nissin Corp.	27,000	80,875
Nissin Electric Co., Ltd.	18,000	118,549
Nissin Kogyo Co., Ltd.	16,400	325,939
Nissui Pharmaceutical Co., Ltd.	6,000	73,189
Nitta Corp.	6,800	157,411
Nitta Gelatin, Inc.	1,400	13,405
Nittan Valve Co., Ltd.	6,300	20,346
Nittetsu Mining Co., Ltd.	25,000	107,226

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nitto Boseki Co., Ltd.	49,000	$199,659
Nitto FC Co., Ltd.	4,500	28,400
Nitto Fuji Flour Milling Co., Ltd.	4,000	12,513
Nitto Kogyo Corp.	7,600	167,470
Nitto Kohki Co., Ltd.	4,700	96,438
Nitto Seiko Co., Ltd.	15,000	54,636
Nittoc Construction Co., Ltd.	13,550	50,342
Nittoku Engineering Co., Ltd. (d)	7,100	72,294
Noevir Holdings Co., Ltd.	4,800	96,404
NOF Corp.	43,000	307,208
Nohmi Bosai, Ltd.	7,000	108,379
Nomura Co., Ltd.	21,000	180,870
Noritake Co., Ltd.	71,000	189,391
Noritsu Koki Co., Ltd.	4,000	27,501
Noritz Corp.	8,600	169,754
North Pacific Bank, Ltd.	117,800	508,928
NS Solutions Corp.	5,100	139,411
NS United Kaiun Kaisha, Ltd.	41,000	103,406
NSD Co., Ltd.	13,900	183,113
Nuflare Technology, Inc. (d)	800	44,192
Obara Group, Inc.	5,600	242,942
Obayashi Road Corp.	10,000	51,493
Odelic Co., Ltd.	1,000	28,998
Oenon Holdings, Inc.	21,000	48,961
Ogaki Kyoritsu Bank, Ltd. (The)	154,000	432,168
Ohara, Inc.	4,700	27,478
Ohashi Technica, Inc.	4,600	45,665
Ohsho Food Service Corp.	3,600	159,811
Oiles Corp.	8,000	176,719
Oita Bank, Ltd. (The)	82,000	296,626
Oizumi Corp.	2,900	27,945
Okabe Co., Ltd.	19,000	233,161
Okamoto Industries, Inc.	40,000	139,150
Okamoto Machine Tool Works, Ltd. (a)	14,000	17,424
Okamura Corp.	20,000	175,726
Okaya Electric Industries Co., Ltd.	8,900	34,169
OKI Electric Cable Co., Ltd.	6,000	11,190
Oki Electric Industry Co., Ltd.	131,000	291,566
Okinawa Cellular Telephone Co.	5,300	142,825
Okinawa Electric Power Co., Inc. (The)	6,500	231,894
OKK Corp.	41,000	57,952
OKUMA Corp.	42,000	404,636
Okumura Corp.	63,000	320,164
Okura Industrial Co., Ltd.	30,000	100,788
Okuwa Co., Ltd.	11,000	112,660
Olympic Corp.	7,800	80,826
ONO Sokki Co., Ltd.	5,500	54,218
Onoken Co., Ltd. (d)	7,400	83,608
Onward Holdings Co., Ltd.	44,000	316,159
OPT, Inc.	4,700	37,032
Optex Co., Ltd.	5,200	102,684
Organo Corp.	18,000	91,883
Origin Electric Co., Ltd.	19,000	65,890
Osaka Organic Chemical Industry, Ltd.	8,500	39,309
Osaka Steel Co., Ltd. (d)	7,500	131,624
OSAKA Titanium Technologies Co., Ltd. (d)	5,200	107,839
Osaki Electric Co., Ltd.	11,000	61,871

Japan—(Continued)
OSG Corp.	21,100	390,073
Otsuka Kagu, Ltd.	5,500	54,419
OUG Holdings, Inc.	7,000	15,695
Outsourcing, Inc.	2,400	34,591
Oyo Corp.	7,400	121,261
Pacific Industrial Co., Ltd.	17,200	140,394
Pacific Metals Co., Ltd. (a)	49,000	238,948
Pack Corp. (The)	7,000	138,475
Pal Co., Ltd.	5,300	126,028
Paltac Corp.	11,650	164,202
PanaHome Corp.	37,000	289,259
Panasonic Industrial Devices SUNX Co., Ltd.	11,200	52,777
Panasonic Information Systems	1,700	48,842
Paramount Bed Holdings Co., Ltd.	6,000	189,216
Parco Co., Ltd.	11,200	95,702
Paris Miki Holdings, Inc.	17,000	84,176
Pasco Corp.	11,000	49,730
Pasona Group, Inc.	3,700	22,922
Penta-Ocean Construction Co., Ltd. (d)	84,300	280,040
Pilot Corp.	4,900	213,942
Piolax, Inc.	4,200	161,865
Pioneer Corp. (a)	82,400	181,702
Plenus Co., Ltd.	6,200	143,005
Press Kogyo Co., Ltd.	33,000	126,604
Pressance Corp.	2,600	77,184
Prestige International, Inc.	6,700	61,216
Prima Meat Packers, Ltd.	48,000	121,744
Pronexus, Inc.	12,300	96,872
Proto Corp.	6,400	94,438
Qol Co., Ltd.	4,700	29,118
Raito Kogyo Co., Ltd.	15,800	115,144
Rasa Industries, Ltd. (a)	26,000	36,508
Relo Holdings, Inc.	3,000	193,590
Renaissance, Inc.	5,100	44,446
Rengo Co., Ltd.	72,000	344,548
Renown, Inc. (a)	29,200	36,018
Resort Solution Co., Ltd.	4,000	9,443
Resorttrust, Inc.	28,400	567,670
Rheon Automatic Machinery Co., Ltd.	5,000	22,605
Rhythm Watch Co., Ltd.	30,000	44,475
Riberesute Corp. (d)	4,300	26,992
Ricoh Leasing Co., Ltd.	5,400	154,373
Right On Co., Ltd.	5,900	43,936
Riken Corp.	35,000	161,983
Riken Keiki Co., Ltd.	7,100	75,114
Riken Technos Corp.	15,000	81,867
Riken Vitamin Co., Ltd.	4,800	123,221
Ringer Hut Co., Ltd. (d)	1,800	30,134
Rion Co., Ltd.	2,200	32,956
Riso Kagaku Corp.	6,879	195,332
Riso Kyoiku Co., Ltd. (d)	11,590	27,949
Rock Field Co., Ltd. (d)	4,400	84,522
Rohto Pharmaceutical Co., Ltd.	6,300	98,084
Rokko Butter Co., Ltd. (d)	5,500	48,179
Roland Corp. (d)	6,200	113,704
Roland DG Corp.	3,000	107,718
Round One Corp.	23,500	149,822

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Royal Holdings Co., Ltd. (d)	9,500	$159,276
Ryobi, Ltd.	44,000	148,849
Ryoden Trading Co., Ltd.	18,000	135,881
Ryosan Co., Ltd.	14,000	292,184
Ryoyo Electro Corp.	8,600	101,664
S Foods, Inc.	5,800	84,349
S&B Foods, Inc.	600	22,955
Sagami Chain Co., Ltd.	4,000	38,059
Saibu Gas Co., Ltd.	148,000	388,952
Saizeriya Co., Ltd. (d)	16,200	205,935
Sakai Chemical Industry Co., Ltd.	51,000	160,738
Sakai Heavy Industries, Ltd.	12,000	40,498
Sakai Moving Service Co., Ltd.	1,300	43,869
Sakai Ovex Co., Ltd.	16,000	26,993
Sakata INX Corp.	15,300	142,781
Sakata Seed Corp.	11,800	162,866
Sala Corp.	12,900	71,038
San Holdings, Inc.	2,700	37,280
San-A Co., Ltd.	8,800	266,915
San-Ai Oil Co., Ltd.	19,000	143,203
San-In Godo Bank, Ltd. (The)	57,000	423,531
Sanden Corp.	53,000	294,436
Sanei Architecture Planning Co., Ltd.	4,300	38,440
Sangetsu Co., Ltd.	10,600	287,648
Sanix, Inc. (a) (d)	6,500	88,000
Sanken Electric Co., Ltd. (d)	31,000	256,755
Sanki Engineering Co., Ltd.	25,000	188,958
Sanko Marketing Foods Co., Ltd.	3,100	27,667
Sanko Metal Industrial Co., Ltd.	10,000	22,818
Sankyo Seiko Co., Ltd.	22,100	90,177
Sankyo Tateyama, Inc.	8,200	165,838
Sankyu, Inc.	85,000	431,032
Sanoh Industrial Co., Ltd.	10,100	73,658
Sanshin Electronics Co., Ltd.	13,900	112,760
Sanwa Holdings Corp.	64,000	450,732
Sanyo Chemical Industries, Ltd.	17,000	120,275
Sanyo Denki Co., Ltd.	16,000	113,851
Sanyo Electric Railway Co., Ltd.	7,000	31,989
Sanyo Housing Nagoya Co., Ltd. (d)	3,000	32,338
Sanyo Industries, Ltd.	13,000	25,171
Sanyo Shokai, Ltd.	73,000	165,827
Sanyo Special Steel Co., Ltd.	36,000	167,288
Sapporo Holdings, Ltd.	101,000	407,501
Sasebo Heavy Industries Co., Ltd. (a) (d)	52,000	66,378
Sata Construction Co., Ltd.	13,000	14,911
Sato Holdings Corp. (d)	5,700	150,140
Sato Shoji Corp.	6,500	44,108
Satori Electric Co., Ltd.	7,100	49,823
Sawada Holdings Co., Ltd. (d)	10,300	92,092
Saxa Holdings, Inc.	24,000	38,186
SBS Holdings, Inc.	6,900	38,889
Scroll Corp.	15,700	43,110
SEC Carbon, Ltd.	7,000	20,957
Secom Joshinetsu Co., Ltd.	900	23,997
Seibu Electric Industry Co., Ltd.	12,000	56,884
Seika Corp.	28,000	74,885
Seikagaku Corp.	10,900	134,229

Japan—(Continued)
Seikitokyu Kogyo Co., Ltd. (d)	38,000	42,085
Seiko Holdings Corp.	44,000	178,883
Seiko PMC Corp. (d)	1,600	20,406
Seiren Co., Ltd.	21,300	184,594
Sekisui Jushi Corp.	14,700	210,406
Sekisui Plastics Co., Ltd.	24,000	67,587
Senko Co., Ltd. (d)	31,000	162,264
Senshu Electric Co., Ltd.	3,200	48,357
Senshu Ikeda Holdings, Inc.	67,900	346,122
Senshukai Co., Ltd. (d)	13,800	119,432
Septeni Holdings Co., Ltd.	5,500	59,851
Seria Co., Ltd.	4,700	216,179
Shibaura Electronics Co., Ltd.	2,800	54,681
Shibaura Mechatronics Corp. (d)	18,000	53,749
Shibusawa Warehouse Co., Ltd. (The)	25,000	89,487
Shibuya Kogyo Co., Ltd.	8,900	278,343
Shidax Corp. (d)	9,600	48,324
Shiga Bank, Ltd. (The)	78,000	470,468
Shikibo, Ltd.	56,000	65,291
Shikoku Bank, Ltd. (The)	93,000	207,642
Shikoku Chemicals Corp.	18,000	138,903
Shima Seiki Manufacturing, Ltd. (d)	10,700	205,558
Shimachu Co., Ltd.	20,500	489,908
SHIMANE BANK, Ltd. (The)	2,500	32,459
Shimizu Bank, Ltd. (The)	5,400	147,072
Shimojima Co., Ltd.	6,300	68,302
Shin Nippon Air Technologies Co., Ltd.	7,300	55,113
Shin-Etsu Polymer Co., Ltd.	22,600	111,268
Shin-Keisei Electric Railway Co., Ltd.	23,000	86,263
Shinagawa Refractories Co., Ltd.	27,000	61,383
Shindengen Electric Manufacturing Co., Ltd.	28,000	157,101
Shinkawa, Ltd. (a)	5,300	25,650
Shinko Electric Industries Co., Ltd.	22,800	207,845
Shinko Plantech Co., Ltd. (d)	16,100	126,109
Shinko Shoji Co., Ltd.	7,700	69,700
Shinko Wire Co., Ltd.	12,000	20,390
Shinmaywa Industries, Ltd.	27,000	238,388
Shinnihon Corp.	14,000	44,017
Shinsho Corp.	14,000	33,622
Shinwa Co., Ltd.	3,900	50,268
Ship Healthcare Holdings, Inc.	9,500	332,785
Shiroki Corp.	31,000	66,172
Shizuki Electric Co., Inc.	8,000	34,290
Shizuoka Gas Co., Ltd.	21,300	146,316
Shobunsha Publications, Inc.	6,700	43,546
Shoei Foods Corp.	4,300	34,809
Shofu, Inc.	3,900	35,643
Shoko Co., Ltd.	39,000	57,394
Showa Aircraft Industry Co., Ltd. (d)	2,000	21,939
Showa Corp.	14,300	174,266
Showa Sangyo Co., Ltd.	34,000	123,602
Siix Corp. (d)	5,100	91,034
Sinanen Co., Ltd.	18,000	74,773
Sinfonia Technology Co., Ltd.	42,000	66,734
Sinko Industries, Ltd.	4,700	47,114
Sintokogio, Ltd.	19,300	138,134
SKY Perfect JSAT Holdings, Inc.	34,800	204,395

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
SMK Corp. (d)	23,000	$101,516
SMS Co., Ltd. (d)	3,000	89,116
SNT Corp.	7,800	35,224
Soda Nikka Co., Ltd.	7,000	30,951
Sodick Co., Ltd.	20,600	92,227
Soft99 Corp. (d)	5,100	33,726
Softbank Technology Corp.	1,600	25,951
Software Service, Inc.	1,500	72,247
Sogo Medical Co., Ltd.	1,200	54,293
Soshin Electric Co., Ltd.	1,500	5,648
Sotoh Co., Ltd.	4,300	39,919
Space Co., Ltd.	5,800	60,260
Sparx Group Co., Ltd. (d)	29,100	67,737
SPK Corp.	2,500	46,581
Square Enix Holdings Co., Ltd.	12,600	223,477
SRA Holdings	3,700	57,073
Srg Takamiya Co., Ltd.	2,600	36,215
ST Corp.	6,900	68,689
St. Marc Holdings Co., Ltd.	2,300	123,258
Star Micronics Co., Ltd.	12,600	179,886
Starbucks Coffee Japan, Ltd. (d)	5,400	62,091
Starts Corp., Inc.	4,500	71,718
Starzen Co., Ltd.	28,000	79,033
Stella Chemifa Corp.	5,600	75,600
Step Co., Ltd.	4,100	32,657
Studio Alice Co., Ltd. (d)	2,900	42,304
Subaru Enterprise Co., Ltd.	1,000	3,879
Sugimoto & Co., Ltd.	3,800	37,713
Suminoe Textile Co., Ltd.	23,000	69,095
Sumitomo Bakelite Co., Ltd.	63,000	250,261
Sumitomo Densetsu Co., Ltd.	7,700	88,239
Sumitomo Mitsui Construction Co., Ltd. (a)	216,400	248,131
Sumitomo Osaka Cement Co., Ltd.	122,000	464,432
Sumitomo Precision Products Co., Ltd.	12,000	52,677
Sumitomo Real Estate Sales Co., Ltd.	3,760	120,240
Sumitomo Seika Chemicals Co., Ltd.	15,000	105,460
Sumitomo Warehouse Co., Ltd. (The)	45,000	257,129
Sun Frontier Fudousan Co., Ltd.	7,600	91,651
Sun-Wa Technos Corp.	3,900	37,756
Suncall Corp.	11,000	74,472
SWCC Showa Holdings Co., Ltd. (a) (d)	116,000	119,042
Systena Corp. (d)	10,800	80,003
T Hasegawa Co., Ltd.	8,700	139,633
T RAD Co., Ltd.	36,000	98,560
T&K Toka Co., Ltd.	5,000	107,271
T-Gaia Corp.	6,600	62,800
Tabuchi Electric Co., Ltd.	6,000	57,734
Tachi-S Co., Ltd. (d)	10,700	185,290
Tachibana Eletech Co., Ltd.	3,800	47,315
Tadano, Ltd.	31,000	516,699
Taihei Dengyo Kaisha, Ltd.	12,000	88,858
Taiheiyo Kouhatsu, Inc. (d)	21,000	20,962
Taiho Kogyo Co., Ltd.	6,500	70,137
Taikisha, Ltd.	8,500	198,543
Taiko Bank, Ltd. (The)	41,000	93,568
Taiko Pharmaceutical Co., Ltd.	2,300	35,185
Taisei Lamick Co., Ltd. (d)	2,700	72,322

Japan—(Continued)
Taiyo Holdings Co., Ltd.	5,300	164,473
Taiyo Yuden Co., Ltd. (d)	28,200	312,802
Takachiho Koheki Co., Ltd.	400	4,149
Takagi Securities Co., Ltd.	18,000	48,471
Takamatsu Construction Group Co., Ltd.	6,400	109,040
Takano Co., Ltd.	6,000	33,550
Takaoka Toko Holdings Co., Ltd. (d)	5,365	78,452
Takara Leben Co., Ltd.	18,900	68,454
Takara Printing Co., Ltd.	3,100	24,582
Takara Standard Co., Ltd.	43,000	379,307
Takasago International Corp.	38,000	181,382
Takasago Thermal Engineering Co., Ltd.	20,900	247,632
Takashima & Co., Ltd.	25,000	60,284
Take And Give Needs Co., Ltd.	4,010	54,727
Takeei Corp. (d)	5,400	62,329
Takeuchi Manufacturing Co., Ltd.	3,300	112,822
Takihyo Co., Ltd.	13,000	54,157
Takiron Co., Ltd.	21,000	119,533
Takisawa Machine Tool Co., Ltd.	35,000	70,563
Takuma Co., Ltd.	26,000	169,439
Tama Home Co., Ltd.	4,800	34,758
Tamron Co., Ltd. (d)	4,400	105,559
Tamura Corp.	26,000	96,877
Tanseisha Co., Ltd.	9,100	48,870
Tatsuta Electric Wire and Cable Co., Ltd. (d)	11,700	67,445
Tayca Corp.	17,000	54,612
TBK Co., Ltd.	8,000	42,606
Teac Corp. (a)	40,000	26,087
TECHNO ASSOCIE Co., Ltd.	300	2,905
Techno Medica Co., Ltd.	2,400	56,200
Techno Ryowa, Ltd.	4,800	23,330
Tecmo Koei Holdings Co., Ltd.	10,000	133,660
Teikoku Electric Manufacturing Co., Ltd. (d)	1,700	46,902
Teikoku Sen-I Co., Ltd.	6,900	146,032
Teikoku Tsushin Kogyo Co., Ltd.	24,000	40,770
Tekken Corp.	34,000	108,951
Ten Allied Co., Ltd. (a)	2,600	8,294
Tenma Corp.	6,200	96,760
Teraoka Seisakusho Co., Ltd.	200	745
Tigers Polymer Corp.	2,200	11,758
TKC Corp.	7,600	172,468
TOA Corp. / Hyogo	7,700	94,314
TOA Corp. / Tokyo	66,000	115,510
Toa Oil Co., Ltd.	18,000	29,740
TOA ROAD Corp.	18,000	73,741
Toabo Corp.	34,000	24,157
Toagosei Co., Ltd.	71,000	320,049
Tobishima Corp. (a)	50,600	74,673
Tobu Store Co., Ltd.	11,000	29,971
TOC Co., Ltd.	18,000	131,818
Tocalo Co., Ltd.	4,800	80,619
Tochigi Bank, Ltd. (The)	50,000	214,516
Toda Corp.	71,000	276,546
Toda Kogyo Corp. (a)	11,000	34,690
Toei Animation Co., Ltd. (d)	2,500	68,080
Toei Co., Ltd.	25,000	135,449
Toenec Corp.	20,000	115,004

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Toho Bank, Ltd. (The)	77,000	$281,606
Toho Co., Ltd.	20,000	77,497
Toho Holdings Co., Ltd.	18,700	377,347
Toho Titanium Co., Ltd. (a) (d)	13,400	88,462
Toho Zinc Co., Ltd.	48,000	179,485
Tohoku Bank, Ltd. (The)	56,000	83,598
Tohokushinsha Film Corp.	4,800	38,611
Tohto Suisan Co., Ltd.	14,000	26,287
Tokai Carbon Co., Ltd.	63,000	180,016
Tokai Corp.	4,300	119,258
TOKAI Holdings Corp.	34,500	142,332
Tokai Lease Co., Ltd.	16,000	30,478
Tokai Rika Co., Ltd.	8,800	176,967
Tokai Rubber Industries, Ltd.	12,200	138,420
Token Corp.	2,260	105,415
Toko, Inc.	11,000	33,375
Tokushu Tokai Paper Co., Ltd.	36,000	81,000
Tokuyama Corp. (d)	106,000	337,709
Tokyo Derica Co., Ltd.	3,900	79,511
Tokyo Dome Corp.	52,000	245,776
Tokyo Electron Device, Ltd.	2,400	35,423
Tokyo Energy & Systems, Inc.	8,000	43,538
Tokyo Keiki, Inc.	21,000	53,537
Tokyo Ohka Kogyo Co., Ltd.	13,100	312,930
Tokyo Rakutenchi Co., Ltd.	17,000	84,970
Tokyo Rope Manufacturing Co., Ltd. (a) (d)	46,000	75,034
Tokyo Sangyo Co., Ltd.	12,000	48,790
Tokyo Seimitsu Co., Ltd.	11,400	205,220
Tokyo Steel Manufacturing Co., Ltd. (d)	33,300	173,823
Tokyo Tekko Co., Ltd.	17,000	85,391
Tokyo Theatres Co., Inc.	42,000	61,002
Tokyo Tomin Bank, Ltd. (The) (d)	12,500	153,302
Tokyu Construction Co., Ltd.	22,480	106,443
Tokyu Recreation Co., Ltd.	6,000	36,595
Toli Corp.	30,000	67,013
Tomato Bank, Ltd.	62,000	107,809
Tomen Devices Corp.	1,500	26,491
Tomen Electronics Corp.	6,500	105,746
Tomoe Corp.	12,500	53,296
Tomoe Engineering Co., Ltd.	2,100	35,019
Tomoegawa Co., Ltd.	12,000	22,757
Tomoku Co., Ltd.	37,000	105,552
TOMONY Holdings, Inc.	72,500	320,401
Tomy Co., Ltd. (d)	24,400	141,396
Tonami Holdings Co., Ltd.	32,000	75,828
Toppan Forms Co., Ltd.	17,100	172,262
Topre Corp.	15,300	208,139
Topy Industries, Ltd.	91,000	190,658
Toridoll.corp (d)	5,600	51,299
Torigoe Co., Ltd. (The)	9,200	63,830
Torii Pharmaceutical Co., Ltd.	3,600	112,266
Torishima Pump Manufacturing Co., Ltd. (d)	6,300	54,911
Tosei Corp.	13,200	96,789
Toshiba Machine Co., Ltd.	35,000	163,042
Toshiba Plant Systems & Services Corp.	12,600	187,722
Toshiba TEC Corp.	13,000	91,531
Tosho Co., Ltd.	1,600	32,978

Japan—(Continued)
Tosho Printing Co., Ltd.	14,000	67,402
Totetsu Kogyo Co., Ltd.	11,700	261,186
Tottori Bank, Ltd. (The)	37,000	76,320
Toukei Computer Co., Ltd.	2,200	31,070
Towa Bank, Ltd. (The)	114,000	111,516
Towa Pharmaceutical Co., Ltd. (d)	2,800	114,162
Toyo Construction Co., Ltd.	25,499	95,780
Toyo Corp.	9,600	114,306
Toyo Denki Seizo - Toyo Electric Manufacturing Co., Ltd.	16,000	66,146
Toyo Engineering Corp. (d)	34,000	148,304
Toyo Ink SC Holdings Co., Ltd.	65,000	321,228
Toyo Kanetsu KK	48,000	123,385
Toyo Kohan Co., Ltd.	16,000	93,949
Toyo Securities Co., Ltd.	23,000	70,985
Toyo Sugar Refining Co., Ltd.	9,000	8,891
Toyo Tanso Co., Ltd. (d)	3,300	71,496
Toyo Wharf & Warehouse Co., Ltd.	16,000	36,075
Toyobo Co., Ltd.	257,000	444,783
TPR Co., Ltd.	8,200	204,151
Trancom Co., Ltd.	2,300	90,383
Transcosmos, Inc.	6,700	144,091
Trusco Nakayama Corp.	7,200	181,284
TSI Holdings Co., Ltd.	28,205	195,363
Tsubakimoto Chain Co.	42,000	346,903
Tsubakimoto Kogyo Co., Ltd.	8,000	23,632
Tsudakoma Corp. (a)	16,000	23,991
Tsugami Corp. (d)	20,000	110,583
Tsukamoto Corp. Co., Ltd.	21,000	28,422
Tsukishima Kikai Co., Ltd.	8,000	90,470
Tsukuba Bank, Ltd. (The)	34,500	124,167
Tsukui Corp.	7,700	70,717
Tsurumi Manufacturing Co., Ltd.	10,000	126,921
Tsutsumi Jewelry Co., Ltd.	3,800	93,654
TTK Co., Ltd. (d)	4,000	18,092
TV Tokyo Holdings Corp.	3,700	57,893
TYK Corp.	6,000	11,959
Tyo, Inc.	9,600	18,028
U-Shin, Ltd. (d)	11,400	65,776
UACJ Corp.	71,850	271,418
Uchida Yoko Co., Ltd.	32,000	119,691
Ueki Corp.	11,000	22,924
UKC Holdings Corp.	4,300	66,613
Ulvac, Inc. (a)	20,600	439,627
Uniden Corp.	25,000	66,002
Union Tool Co.	3,400	87,055
Unipres Corp.	12,600	302,729
United Arrows, Ltd.	6,100	246,235
Unitika, Ltd. (a) (d)	126,000	59,768
Universal Entertainment Corp. (d)	7,500	133,160
UNY Group Holdings Co., Ltd.	59,400	372,761
Uoriki Co., Ltd.	1,300	20,203
Usen Corp. (a)	32,600	135,122
Ushio, Inc.	23,000	296,786
UT Holdings Co., Ltd. (d)	9,100	56,952
Utoc Corp.	5,100	18,572
Valor Co., Ltd.	12,300	203,917

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Village Vanguard Co., Ltd. (d)	3,400	$42,824
Vital KSK Holdings, Inc.	18,400	148,407
VT Holdings Co., Ltd. (d)	25,700	147,022
Wacoal Holdings Corp.	26,000	282,589
Wacom Co., Ltd. (d)	41,400	236,245
Wakachiku Construction Co., Ltd.	46,000	60,965
Wakamoto Pharmaceutical Co., Ltd.	9,000	22,326
Wakita & Co., Ltd.	14,100	180,698
Warabeya Nichiyo Co., Ltd.	5,000	101,315
Watabe Wedding Corp.	4,400	26,609
WATAMI Co., Ltd. (d)	7,600	107,503
Weathernews, Inc.	1,400	41,161
Welcia Holdings Co., Ltd.	2,700	165,683
Wellnet Corp.	2,700	46,445
West Holdings Corp. (d)	7,200	108,330
Wood One Co., Ltd.	19,000	56,000
Wowow, Inc.	900	34,192
Xebio Co., Ltd.	8,700	170,586
Y. A. C. Co., Ltd.	4,900	31,858
Yachiyo Bank, Ltd. (The)	5,100	167,293
Yachiyo Industry Co., Ltd.	5,600	37,857
Yahagi Construction Co., Ltd.	12,000	98,934
Yaizu Suisankagaku Industry Co., Ltd.	4,400	42,428
YAMABIKO Corp.	2,500	97,899
Yamagata Bank, Ltd. (The) (d)	48,000	228,102
Yamaichi Electronics Co., Ltd.	8,200	52,654
Yamanashi Chuo Bank, Ltd. (The)	79,000	374,789
Yamatane Corp.	34,000	62,172
Yamato Corp.	9,000	32,438
Yamato International, Inc.	6,700	30,233
Yamaya Corp.	1,150	21,240
Yamazawa Co., Ltd.	1,000	16,323
Yamazen Corp.	19,500	147,818
Yaoko Co., Ltd.	2,600	137,461
Yashima Denki Co., Ltd.	7,500	35,770
Yasuda Logistics Corp.	7,400	78,049
Yellow Hat, Ltd.	9,100	210,579
Yodogawa Steel Works, Ltd.	38,000	168,620
Yokogawa Bridge Holdings Corp.	9,400	136,620
Yokohama Reito Co., Ltd.	17,200	140,720
Yokowo Co., Ltd.	7,900	42,720
Yomeishu Seizo Co., Ltd.	6,000	57,238
Yomiuri Land Co., Ltd.	13,000	61,341
Yondenko Corp.	8,000	34,051
Yondoshi Holding, Inc.	6,000	123,896
Yonekyu Corp.	800	6,841
Yonex Co., Ltd.	5,900	44,869
Yorozu Corp.	6,000	119,167
Yoshinoya Holdings Co., Ltd. (d)	1,200	16,912
Yuasa Funashoku Co., Ltd.	8,000	20,784
Yuasa Trading Co., Ltd.	67,000	145,641
Yuken Kogyo Co., Ltd.	22,000	50,019
Yuki Gosei Kogyo Co., Ltd.	6,000	15,887
Yurtec Corp.	26,000	160,054
Yusen Logistics Co., Ltd.	7,100	81,005
Yushiro Chemical Industry Co., Ltd.	6,100	77,655
Zappallas, Inc.	4,900	29,818

Japan—(Continued)
Zenrin Co., Ltd. (d)	10,200	117,205
Zensho Holdings Co., Ltd. (d)	28,100	286,126
ZERIA Pharmaceutical Co., Ltd.	8,800	210,427
Zojirushi Corp.	10,000	45,629
Zuiko Corp. (d)	1,000	56,564
Zuken, Inc.	7,200	71,914

		158,721,869

Luxembourg—0.1%
GAGFAH S.A. (a)	36,892	671,662

Netherlands—2.4%
Aalberts Industries NV	53,139	1,733,560
Accell Group	10,698	206,056
AMG Advanced Metallurgical Group NV (a)	12,258	119,616
Amsterdam Commodities NV	8,120	188,023
APERAM (a)	33,328	1,129,364
Arcadis NV (d)	32,441	1,117,404
ASM International NV (d)	15,137	627,262
Ballast Nedam (a)	1,358	14,240
BE Semiconductor Industries NV	23,461	415,389
Beter Bed Holding NV	7,490	177,555
BinckBank NV	39,299	497,389
Brunel International NV	12,600	367,556
Corbion NV (d)	19,955	420,618
Delta Lloyd NV	91,549	2,321,919
Exact Holding NV (d)	7,888	280,828
Grontmij (a)	37,446	222,997
Heijmans NV (d)	14,562	254,045
Hunter Douglas NV	2,423	116,114
KAS Bank NV	5,649	80,756
Kendrion NV	3,564	123,695
Koninklijke BAM Groep NV (d)	107,080	523,758
Koninklijke Wessanen NV (d)	54,622	327,038
Macintosh Retail Group NV (a)	7,046	84,244
Nederland Apparatenfabriek	2,625	107,940
Nutreco NV	22,602	998,059
Ordina NV (a) (d)	57,689	143,858
PostNL NV (a)	120,640	569,140
Royal Imtech NV (a) (d)	38,313	38,044
SBM Offshore NV (a)	46,648	752,091
Sligro Food Group NV	11,098	458,831
SNS REAAL NV (a) (b) (c) (d)	105,329	0
Telegraaf Media Groep NV	13,542	125,167
Ten Cate NV	14,185	379,410
TKH Group NV	17,476	595,634
TNT Express NV	125,693	1,136,280
TomTom NV (a)	34,636	270,519
USG People NV	43,376	658,943
Van Lanschot NV	45	1,109

		17,584,451

New Zealand—1.2%
A2 Corp., Ltd. (a) (d)	134,580	81,178
Abano Healthcare Group, Ltd.	880	5,024
Air New Zealand, Ltd.	170,907	311,574

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
Bathurst Resources New Zealand, Ltd. (a)	206,414	$8,753
Briscoe Group, Ltd.	13,123	30,096
Cavalier Corp., Ltd.	7,259	8,452
Chorus, Ltd. (d)	106,254	161,408
Diligent Board Member Services, Inc. (a) (d)	19,249	64,874
Ebos Group, Ltd.	41,788	369,326
Fisher & Paykel Healthcare Corp., Ltd. (d)	259,685	1,080,154
Freightways, Ltd.	81,878	365,953
Hallenstein Glasson Holdings, Ltd.	19,012	50,772
Heartland New Zealand, Ltd.	72,313	60,164
Infratil, Ltd.	301,704	646,084
Kathmandu Holdings, Ltd.	23,984	67,291
Mainfreight, Ltd.	40,292	504,497
Methven, Ltd.	19,898	19,859
Metlifecare, Ltd.	3,831	15,221
Michael Hill International, Ltd.	82,929	90,057
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	15,483
New Zealand Oil & Gas, Ltd.	164,080	114,316
New Zealand Refining Co., Ltd. (The)	27,432	40,626
Nuplex Industries, Ltd.	105,582	284,677
NZX, Ltd.	114,554	131,380
Opus International Consultants, Ltd.	4,000	6,129
Pacific Edge, Ltd. (a)	17,353	11,844
PGG Wrightson, Ltd.	58,545	21,023
Pike River Coal Co., Ltd. (a) (b) (c)	82,575	0
Port of Tauranga, Ltd.	30,898	417,932
Pumpkin Patch, Ltd. (a)	31,660	12,186
Restaurant Brands New Zealand, Ltd.	55,682	162,395
Rubicon, Ltd. (a)	9,922	3,565
Ryman Healthcare, Ltd.	152,639	1,142,541
Sanford, Ltd.	314	1,114
Skellerup Holdings, Ltd.	29,759	45,640
Sky City Entertainment Group, Ltd.	274,685	957,127
Sky Network Television, Ltd.	107,194	644,905
Tower, Ltd.	59,836	94,868
Trade Me Group, Ltd.	22,086	67,365
TrustPower, Ltd.	13,980	87,542
Vector, Ltd. (d)	151,308	336,452
Warehouse Group, Ltd. (The)	43,961	119,480
Xero, Ltd. (a) (d)	18,201	413,910

		9,073,237

Norway—1.2%
ABG Sundal Collier Holding ASA	130,019	116,603
American Shipping ASA	6,959	49,352
Archer, Ltd. (a)	72,304	129,804
Atea ASA	22,644	258,359
Austevoll Seafood ASA	22,283	146,421
Bionor Pharma ASA (a)	16,875	7,207
Bonheur ASA	4,316	86,556
BW Offshore, Ltd.	84,880	124,564
Cermaq ASA (d)	32,403	446,502
Deep Sea Supply plc (a) (d)	23,189	37,616
Det Norske Oljeselskap ASA (a) (d)	15,164	165,700
DNO International ASA (a)	214,078	823,775

Norway—(Continued)
DOF ASA (a)	21,760	104,649
Ekornes ASA	11,636	155,077
Electromagnetic GeoServices (a) (d)	59,116	61,586
Eltek ASA	122,435	189,642
Farstad Shipping ASA	6,040	112,749
Frontline, Ltd. (a)	36,608	107,296
Ganger Rolf ASA	7,335	136,332
Golden Ocean Group, Ltd. (d)	173,259	289,266
Grieg Seafood ASA (a)	11,731	55,052
Hexagon Composites ASA	13,722	81,657
Hoegh LNG Holdings, Ltd. (a)	12,362	153,175
Hurtigruten ASA (a)	79,346	54,009
Kongsberg Automotive Holding ASA (a)	236,674	273,581
Kvaerner ASA	92,750	190,544
Leroy Seafood Group ASA	7,679	280,426
Nordic Semiconductor ASA (a) (d)	76,341	378,238
Norske Skogindustrier ASA (a)	101,549	81,452
Northern Offshore, Ltd.	32,781	55,041
Norwegian Air Shuttle A/S (a) (d)	4,766	156,315
Norwegian Energy Co. ASA (a)	1,116,642	29,134
Odfjell SE - A Shares (a)	1,949	9,120
Opera Software ASA	19,193	255,627
Panoro Energy ASA (a)	64,409	37,070
PhotoCure ASA (a)	5,477	19,627
ProSafe SE (d)	51,314	423,541
Q-Free ASA (a)	24,256	56,070
REC Solar ASA (a)	10,877	165,846
Renewable Energy Corp. ASA (a)	630,934	363,493
Salmar ASA	8,438	147,070
Sevan Marine ASA	16,466	64,428
Siem Offshore, Inc.	73,429	100,318
Solstad Offshore ASA	5,178	87,790
SpareBank 1 SMN	40,946	362,225
Stolt-Nielsen, Ltd.	5,516	134,785
Tomra Systems ASA	59,552	484,494
TTS Group ASA	18,359	17,974
Veidekke ASA	57,200	643,472
Wilh Wilhelmsen ASA (d)	21,003	179,764
Wilh Wilhelmsen Holding ASA	4,777	150,320

		9,040,714

Philippines—0.0%
Del Monte Pacific, Ltd.	52,000	21,689

Portugal—0.6%
Altri SGPS S.A.	49,174	140,769
Banco BPI S.A. (a)	181,563	380,142
Banco Comercial Portugues S.A. (a) (d)	5,819,037	1,522,408
Banco Espirito Santo S.A. (a)	89,078	73,358
Mota-Engil SGPS S.A. (c)	40,942	321,482
Novabase SGPS S.A.	7,827	38,372
Portucel Empresa Produtora de Pasta e Papel S.A.	106,918	501,578
REN - Redes Energeticas Nacionais SGPS S.A.	41,398	152,597

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—(Continued)
Semapa-Sociedade de Investimento e Gestao	37,733	$533,407
Sonae	188,577	309,278
Sonae Industria SGPS S.A. (a)	24,230	13,606
Teixeira Duarte S.A. (d)	59,382	82,207
Zon Optimus SGPS S.A.	101,535	666,642

		4,735,846

Singapore—1.3%
Abterra, Ltd. (a)	51,720	25,510
Amtek Engineering, Ltd.	21,000	10,275
ASL Marine Holdings, Ltd.	105,000	56,844
Ausgroup, Ltd. (a) (d)	143,000	48,768
Baker Technology, Ltd.	166,000	37,289
Banyan Tree Holdings, Ltd. (d)	155,000	81,441
Biosensors International Group, Ltd. (d)	473,000	354,756
Bonvests Holdings, Ltd.	18,000	20,428
Boustead Singapore, Ltd.	81,000	122,452
Breadtalk Group, Ltd.	37,000	39,185
Broadway Industrial Group, Ltd. (a) (d)	138,000	29,345
Bukit Sembawang Estates, Ltd.	72,000	354,577
Bund Center Investment, Ltd.	552,000	88,545
Centurion Corp., Ltd.	38,000	21,037
CH Offshore, Ltd.	157,000	57,233
China Aviation Oil Singapore Corp., Ltd.	153,600	102,890
China Merchants Holdings Pacific, Ltd.	53,000	39,106
Chip Eng Seng Corp., Ltd.	117,000	73,674
Chuan Hup Holdings, Ltd.	125,000	28,093
Cityspring Infrastructure Trust	186,000	70,876
Cosco Corp. Singapore, Ltd. (d)	477,000	273,592
Creative Technology, Ltd.	22,600	40,068
CSC Holdings, Ltd.	284,000	17,565
CSE Global, Ltd.	131,000	64,064
Cw Group Holdings, Ltd.	106,000	27,626
CWT, Ltd.	57,000	79,652
Datapulse Technology, Ltd.	106,000	13,602
Delong Holdings, Ltd. (a)	91,000	20,423
DMX Technologies Group, Ltd.	186,000	28,343
Dyna-Mac Holdings, Ltd.	98,000	29,481
Elec & Eltek International Co., Ltd.	23,000	34,855
Eu Yan Sang International, Ltd.	90,000	58,484
Ezra Holdings, Ltd.	195,799	174,385
Far East Orchard, Ltd.	74,044	110,187
FJ Benjamin Holdings, Ltd.	106,000	16,910
Food Empire Holdings, Ltd.	54,000	17,092
Fragrance Group, Ltd. (d)	915,000	172,668
Gallant Venture, Ltd. (a)	126,000	32,353
Geo Energy Resources, Ltd. (a) (d)	155,000	36,662
GK Goh Holdings, Ltd.	12,000	8,611
Global Premium Hotels, Ltd. (d)	73,200	19,378
GMG Global, Ltd.	2,022,000	141,094
Goodpack, Ltd.	64,000	121,634
GuocoLand, Ltd.	28,000	47,614
GuocoLeisure, Ltd. (d)	138,000	125,620
Hanwell Holdings, Ltd. (a)	19,000	4,190
Healthway Medical Corp., Ltd. (a)	701,750	34,907
Hi-P International, Ltd.	125,000	57,605

Singapore—(Continued)
Hiap Hoe, Ltd.	58,000	41,820
Hiap Seng Engineering, Ltd.	61,500	10,346
HLH Group, Ltd. (a)	1,066,000	16,244
Ho Bee Investment, Ltd. (d)	87,000	156,816
Hong Fok Corp., Ltd.	133,400	114,350
Hong Leong Asia, Ltd.	41,000	52,191
Hotel Grand Central, Ltd.	1,000	1,027
Hour Glass, Ltd. (The)	43,000	61,928
HTL International Holdings, Ltd.	69,000	16,005
HupSteel, Ltd.	111,000	18,706
Hwa Hong Corp., Ltd.	138,000	34,862
Hyflux, Ltd. (d)	144,500	136,788
Indofood Agri Resources, Ltd.	101,000	79,791
Interra Resources, Ltd. (a)	103,000	31,350
IPC Corp., Ltd.	296,000	32,495
Jaya Holdings, Ltd. (d)	194,000	29,717
Jiutian Chemical Group, Ltd. (a)	649,000	36,449
K-Green Trust	160,000	134,104
K1 Ventures, Ltd.	404,000	60,527
Keppel Telecommunications & Transportation, Ltd.	44,000	62,964
Koh Brothers Group, Ltd.	97,000	24,482
Li Heng Chemical Fibre Technologies, Ltd. (a)	309,000	21,064
Lian Beng Group, Ltd.	66,000	36,789
Low Keng Huat Singapore, Ltd.	153,000	79,762
Lum Chang Holdings, Ltd.	115,000	34,583
M1, Ltd. (d)	44,000	123,862
Manhattan Resources, Ltd. (a)	54,000	28,599
Marco Polo Marine, Ltd.	51,000	14,507
Mercator Lines Singapore, Ltd. (a)	70,000	5,166
Mermaid Maritime plc	136,000	48,502
Metro Holdings, Ltd.	141,600	114,159
Mewah International, Inc. (d)	110,000	38,767
Midas Holdings, Ltd. (d)	452,000	157,810
Nam Cheong, Ltd.	224,000	71,101
NSL, Ltd.	15,000	20,501
Oceanus Group, Ltd. (a)	901,000	15,883
OSIM International, Ltd. (d)	63,000	135,962
Otto Marine, Ltd. (d)	522,000	28,853
Overseas Union Enterprise, Ltd. (d)	174,000	339,367
Pan-United Corp., Ltd.	43,000	37,076
Penguin International, Ltd.	69,000	12,410
Petra Foods, Ltd.	66,000	206,306
Popular Holdings, Ltd.	192,000	40,804
QAF, Ltd.	130,040	88,139
Raffles Education Corp., Ltd. (a)	470,374	127,937
Raffles Medical Group, Ltd.	50,077	163,489
Rickmers Maritime	110,000	26,029
Riverstone Holdings, Ltd.	20,000	14,920
Roxy-Pacific Holdings, Ltd.	85,750	39,365
S I2I, Ltd. (a)	1,741,000	9,768
SBS Transit, Ltd.	40,500	55,131
See Hup Seng, Ltd.	47,000	11,286
Sheng Siong Group, Ltd.	191,000	99,534
Sim Lian Group, Ltd.	121,500	82,802
Sinarmas Land, Ltd. (d)	735,000	321,286
Sing Holdings, Ltd.	82,000	24,991

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Singapore Post, Ltd. (d)	21,544	$29,981
Singapore Reinsurance Corp., Ltd.	1,000	233
Sino Grandness Food Industry Group, Ltd. (a) (d)	84,000	46,485
SMRT Corp., Ltd. (d)	175,000	217,520
Stamford Land Corp., Ltd.	278,000	148,266
Sunningdale Tech, Ltd.	303,000	51,050
SunVic Chemical Holdings, Ltd. (a)	51,000	19,848
Super Group, Ltd. (d)	110,000	124,382
Swiber Holdings, Ltd. (d)	157,000	68,624
Swissco Holdings, Ltd.	80,000	26,647
Technovator International, Ltd. (a)	58,000	28,457
Thakral Corp., Ltd.	197,000	4,424
UMS Holdings, Ltd.	29,000	12,676
United Engineers, Ltd.	106,000	200,670
United Envirotech, Ltd.	121,000	137,833
United Fiber System, Ltd. (a)	426,950	5,115
United Overseas Insurance, Ltd.	4,000	14,596
UOB-Kay Hian Holdings, Ltd.	143,987	187,088
UPP Holdings, Ltd.	46,000	10,500
Vard Holdings, Ltd. (a) (d)	152,000	128,611
Venture Corp., Ltd.	71,000	440,769
Vibrant Group, Ltd.	73,071	6,446
Vicom, Ltd.	2,000	10,105
Wee Hur Holdings, Ltd.	31,000	9,075
Wheelock Properties Singapore, Ltd. (d)	58,000	83,302
Wing Tai Holdings, Ltd. (d)	159,621	252,236
Yeo Hiap Seng, Ltd.	19,712	34,146
YHI International, Ltd.	78,000	14,700
Yongnam Holdings, Ltd.	645,000	124,495

		9,738,741

Spain—2.0%
Abengoa S.A. (d)	20,975	136,044
Abengoa S.A. - B Shares (d)	104,841	551,927
Acciona S.A. (d)	2,173	194,089
Acerinox S.A. (d)	64,877	1,151,923
Adveo Group International S.A.	5,993	145,109
Almirall S.A. (a)	14,991	243,613
Atresmedia Corp. de Medios de Comunicaion S.A.	13,229	189,266
Azkoyen S.A. (a)	1,608	5,824
Bankinter S.A.	85,874	670,794
Baron de Ley (a)	1,139	113,071
Bolsas y Mercados Espanoles S.A.	16,799	802,262
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cementos Portland Valderrivas S.A. (a)	1,935	17,117
Cie Automotive S.A.	6,495	93,322
Construcciones y Auxiliar de Ferrocarriles S.A.	458	219,220
Deoleo S.A. (a)	191,757	107,567
Dinamia Capital Privado Sociedad de Capital Riesgo S.A.	3,678	45,336
Duro Felguera S.A. (d)	17,949	119,647
Ebro Foods S.A.	19,246	428,060

Spain—(Continued)
Elecnor S.A.	11,262	161,923
Ence Energia y Celulosa S.A (a) (d)	44,606	116,856
Ercros S.A. (a)	60,314	37,411
Ezentis S.A. (c)	12,410	16,993
Faes Farma S.A. (d)	154,815	489,241
Faes Farma S.A.	84	265
Fluidra S.A.	9,730	42,958
Fomento de Construcciones y Contratas S.A. (a)	9,701	227,022
Gamesa Corp. Tecnologica S.A. (a)	46,649	585,334
Grupo Catalana Occidente S.A.	21,149	769,275
Grupo Ezentis S.A. (a)	27,307	37,391
Iberpapel Gestion S.A.	185	3,247
Indra Sistemas S.A. (d)	25,927	462,712
Inmobiliaria Colonial S.A. (a)	143,682	114,537
Jazztel plc (a)	120,507	1,720,273
Laboratorios Farmaceuticos Rovi S.A.	6,104	79,294
Mediaset Espana Comunicacion S.A. (a) (d)	37,445	435,984
Melia Hotels International S.A. (d)	12,911	158,785
Miquel y Costas & Miquel S.A.	4,480	197,197
Natra S.A. (a)	7,533	19,934
NH Hoteles S.A. (a)	39,653	235,354
Obrascon Huarte Lain S.A. (d)	10,346	453,501
Papeles y Cartones de Europa S.A.	19,058	105,773
Pescanova S.A. (a) (b) (c)	7,446	0
Prim S.A.	3,013	26,034
Promotora de Informaciones S.A. (a) (d)	209,868	102,031
Prosegur Cia de Seguridad S.A.	40,634	291,565
Realia Business S.A. (a) (d)	74,911	157,424
Sacyr Vallehermoso S.A. (a)	84,036	535,013
Solaria Energia y Medio Ambiente S.A. (a)	19,439	31,095
Tecnicas Reunidas S.A.	7,401	458,566
Telecomunicaciones y Energia (a)	13,592	31,732
Tubacex S.A.	24,000	119,792
Tubos Reunidos S.A.	21,752	73,326
Urbas Grupo Financiero S.A. (a)	887,506	37,673
Vidrala S.A.	7,574	375,742
Viscofan S.A. (d)	10,913	650,181
Vocento S.A. (a)	5,362	15,954
Zeltia S.A. (a)	64,501	260,130

		14,871,709

Sweden—3.5%
AAK AB	11,380	760,269
Acando AB	16,865	31,556
AddNode Group AB	1,849	11,650
AddTech AB - B Shares	30,232	563,240
AF AB - B Shares	24,002	429,867
Arise AB (a)	4,852	16,690
Atrium Ljungberg AB - B Shares	3,824	62,392
Avanza Bank Holding AB	5,548	232,387
Axfood AB (d)	4,777	259,443
Axis Communications AB (d)	10,036	292,649
B&B Tools AB - B Shares	12,796	293,031
BE Group AB (a)	15,694	29,480
Beijer AB G&L - B Shares	6,405	145,710

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Beijer Alma AB	9,404	$274,433
Beijer Electronics AB	5,229	49,270
Betsson AB (a)	8,255	285,404
Bilia AB - A Shares	10,743	325,601
Billerud AB	89,835	1,303,595
BioGaia AB - B Shares	4,042	116,757
Biotage AB	15,339	25,599
Bjoern Borg AB (a)	9,936	33,446
Bure Equity AB	17,448	78,318
Byggmax Group AB	10,452	87,574
Castellum A.B.	37,146	658,372
Clas Ohlson AB - B Shares	19,724	402,185
Cloetta AB - B Shares (a)	22,922	78,219
Concentric AB	30,796	433,703
Concordia Maritime AB - B Shares (a)	4,217	9,278
Connecta AB	4,752	28,805
Dios Fastigheter AB (d)	25,743	225,299
Duni AB	12,098	190,129
East Capital Explorer AB (a)	7,088	61,189
Eniro AB (a) (d)	55,843	375,702
Fabege AB (d)	45,507	643,600
Fagerhult AB	6,390	121,467
Fastighets AB Balder - B Shares (a) (d)	36,044	487,796
Gunnebo AB	12,816	74,235
Haldex AB	33,062	407,630
Hexpol AB (d)	5,347	484,577
HIQ International AB (a) (d)	32,278	184,064
HMS Networks AB	709	17,017
Holmen AB - B Shares	12,851	459,198
Hufvudstaden AB - A Shares	15,492	217,291
Industrial & Financial Systems	10,165	337,754
Indutrade AB	4,602	214,663
Intrum Justitia AB	21,993	655,798
JM AB	23,748	880,738
Kambi Group plc (a)	16,402	84,691
KappAhl AB (a)	29,980	184,874
Karolinska Development AB (a) (d)	7,514	24,725
Klovern AB	22,837	116,212
Know It AB	9,489	92,313
Kungsleden AB	39,834	299,382
Lagercrantz AB - B Shares	9,342	205,882
Lindab International AB (a)	18,765	220,091
Loomis AB - Class B	39,066	1,200,769
Medivir AB - B Shares (a)	7,184	147,461
Mekonomen AB (d)	6,645	170,410
Micronic Mydata AB (a)	46,878	129,026
Modern Times Group AB - B Shares	9,830	422,101
MQ Holding AB	9,112	45,917
NCC AB - A Shares	3,116	106,929
NCC AB - B Shares (d)	21,019	723,366
Nederman Holding AB	932	23,315
Net Entertainment NE AB - B Shares (a)	16,258	380,795
Net Insight AB (a)	143,837	38,103
New Wave Group AB - B Shares	15,773	97,947
Nibe Industrier AB - B Shares (d)	40,031	1,257,033
Nobia AB (d)	51,796	432,200
Nolato AB - B Shares	12,091	274,934

Sweden—(Continued)
Nordnet AB - B Shares	33,249	159,142
OEM International AB - B Shares	498	6,559
Orexo AB (a) (d)	3,011	52,276
PA Resources AB (a)	3,844	3,793
Peab AB (d)	50,023	391,196
Pricer AB - B Shares (a)	32,212	27,723
Proact IT Group AB	4,203	56,439
Proffice AB - B Shares	23,058	91,799
Ratos AB - B Shares (d)	15,038	138,977
ReadSoft AB - B Shares	7,499	49,711
Rezidor Hotel Group AB (a)	37,700	249,394
rnb Retail and Brands AB (a)	5,888	10,663
Saab AB - Class B	27,146	834,166
Sagax AB	14,540	79,013
SAS AB (a) (d)	41,924	78,624
Sectra AB - B Shares (a)	2,976	45,395
Semcon AB	5,540	60,321
SkiStar AB	7,836	99,062
SSAB AB - A Shares (a) (d)	45,510	422,965
SSAB AB - B Shares (a) (d)	24,047	197,319
Sweco AB - B Shares	18,222	304,747
Swedish Orphan Biovitrum AB (a)	56,264	751,485
Systemair AB	4,286	72,694
TradeDoubler AB	21,483	38,257
Transcom WorldWide S.A. (a)	84,311	17,414
Transmode Holding AB	2,253	25,367
Tribona AB	5,124	27,234
Unibet Group plc	16,402	815,017
Vitrolife AB	4,321	70,749
Wallenstam AB - B Shares (d)	32,302	537,399
Wihlborgs Fastigheter AB	34,720	665,161

		26,415,607

Switzerland—4.3%
Advanced Digital Broadcast Holdings S.A. (a)	557	8,673
AFG Arbonia-Forster Holding AG (a)	4,400	149,323
Allreal Holding AG (a)	3,390	481,673
Alpiq Holding AG (a)	28	3,224
APG SGA S.A.	485	158,601
Ascom Holding AG	17,215	292,047
Autoneum Holding AG (a)	2,052	411,763
Bachem Holding AG (a)	1,074	59,386
Bank Coop AG	2,772	128,950
Banque Cantonale de Geneve	375	90,919
Basler Kantonalbank	130	10,306
Belimo Holding AG	215	579,873
Bell AG	56	156,608
Bellevue Group AG	2,584	39,040
Berner Kantonalbank AG (d)	1,858	400,592
BKW AG	3,057	112,714
Bobst Group AG	5,636	289,974
Bossard Holding AG (a)	3,458	412,126
Bucher Industries AG	3,522	1,209,170
Burckhardt Compression Holding AG (d)	1,451	781,994
Burkhalter Holding AG	1,316	120,793
Calida Holding AG (a)	988	39,997

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Carlo Gavazzi Holding AG	7	$1,985
Cham Paper Holding AG (a)	113	34,407
Charles Voegele Holding AG (a)	4,263	88,876
Cicor Technologies (a)	644	27,122
Cie Financiere Tradition S.A. (d)	530	28,091
Clariant AG (a)	36,782	720,425
Coltene Holding AG	1,138	73,787
Conzzeta AG (a)	47	204,029
Daetwyler Holding AG (d)	3,203	486,601
Dufry AG (a) (d)	6,135	1,115,560
Edmond de Rothschild Suisse S.A.	3	48,857
EFG International AG (a) (d)	12,149	141,808
Emmi AG (a)	1,190	430,709
Energiedienst Holding AG	3,017	106,323
Feintool International Holding AG	242	26,225
Fenix Outdoor International AG (a)	384	20,804
Flughafen Zuerich AG	1,223	751,500
Forbo Holding AG (a)	819	873,689
Galenica AG	469	457,670
GAM Holding AG (a)	41,057	782,328
Gategroup Holding AG (a)	8,343	226,432
Georg Fischer AG (a)	2,362	1,692,357
Gurit Holding AG (a)	292	147,833
Helvetia Holding AG	1,679	770,965
Highlight Communications AG (a)	7,829	37,703
Huber & Suhner AG	4,813	252,415
Implenia AG (a)	8,148	548,231
Inficon Holding AG (a)	777	253,207
Interroll Holding AG (a)	265	156,893
Intershop Holdings AG	376	148,395
Jungfraubahn Holding AG	85	7,323
Kaba Holding AG - Class B (a)	768	379,614
Kardex AG (a)	1,935	96,984
Komax Holding AG (a)	1,146	191,295
Kudelski S.A.	9,999	175,304
Kuoni Reisen Holding AG (a)	767	296,592
LEM Holding S.A.	312	270,539
Liechtensteinische Landesbank AG	2,973	128,247
LifeWatch AG (a)	4,907	53,062
Logitech International S.A. (d)	84,871	1,105,025
Lonza Group AG (a)	10,961	1,193,323
Luzerner Kantonalbank AG	1,489	596,870
MCH Group AG	831	56,927
Metall Zug AG	53	155,614
Meyer Burger Technology AG (a) (d)	24,493	382,376
Micronas Semiconductor Holding AG (a)	9,447	83,193
Mikron Holding AG (a)	474	4,276
Mobilezone Holding AG (a)	10,014	114,051
Mobimo Holding AG (a)	2,823	598,170
Nobel Biocare Holding AG (a) (d)	28,648	426,325
OC Oerlikon Corp. AG (a)	101,100	1,464,605
Orascom Development Holding AG (a)	3,143	71,400
Orell Fuessli Holding AG (a)	428	50,147
Orior AG (a)	1,802	112,786
Panalpina Welttransport Holding AG (d)	2,292	362,827
Phoenix Mecano AG	337	208,130
PSP Swiss Property AG (a)	2,635	247,999

Switzerland—(Continued)
PubliGroupe AG	910	217,548
Rieter Holding AG (a) (d)	759	189,758
Romande Energie Holding S.A.	111	138,432
Schaffner Holding AG (a)	238	83,469
Schmolz & Bickenbach AG (a)	135,288	216,966
Schweiter Technologies AG	262	189,387
Schweizerische National-Versicherungs-Gesellschaft AG	8,748	601,759
Siegfried Holding AG (a)	1,665	304,299
St. Galler Kantonalbank AG	1,175	463,368
Straumann Holding AG	914	211,546
Swisslog Holding AG (a)	126,812	158,643
Swissquote Group Holding S.A.	3,968	151,235
Tamedia AG	904	118,246
Tecan Group AG	2,306	263,704
Temenos Group AG (a)	24,817	966,764
Tornos Holding AG (a) (d)	3,719	29,352
U-Blox AG (a)	3,324	440,440
Valiant Holding	4,267	444,363
Valora Holding AG (a)	973	251,597
Vaudoise Assurances Holding S.A.	531	242,181
Verwaltungs-und Privat-Bank AG	1,844	165,210
Vetropack Holding AG	88	160,356
Von Roll Holding AG (a)	7,038	13,888
Vontobel Holding AG (d)	5,419	189,137
Walliser Kantonalbank	116	91,437
Walter Meier AG (a)	872	46,855
Ypsomed Holding AG (a) (d)	1,609	156,761
Zehnder Group AG	3,023	129,539
Zug Estates Holding AG (a)	73	97,545
Zuger Kantonalbank AG	68	353,517

		32,513,279

United Arab Emirates—0.0%
Lamprell plc (a)	100,553	267,579

United Kingdom—20.9%
4imprint Group plc	6,953	76,846
888 Holdings plc	31,103	63,525
A.G.BARR plc	44,327	482,499
Acal plc	7,314	30,498
Afren plc (a)	251,096	622,435
African Barrick Gold plc	36,995	130,882
Aga Rangemaster Group plc (a)	25,439	67,136
Air Partner plc	992	7,972
Alent plc	107,433	674,320
AMEC plc	49,672	1,031,716
Amlin plc	227,509	1,825,656
Anglo Pacific Group plc	29,836	89,398
Anglo-Eastern Plantations	4,252	50,037
Anite plc	81,502	132,419
Ashmore Group plc (d)	72,629	459,934
Ashtead Group plc	288,080	4,308,697
Atrium European Real Estate, Ltd. (a)	114,274	682,875
Avon Rubber plc	12,019	128,667
Balfour Beatty plc	231,851	926,535

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Bank of Georgia Holdings plc	5,063	$204,372
Barratt Developments plc	211,324	1,349,198
BBA Aviation plc	221,729	1,171,034
Beazley plc	386,682	1,673,981
Bellway plc	82,065	2,196,383
Berendsen plc	106,561	1,787,374
Berkeley Group Holdings plc	70,062	2,911,603
Betfair Group plc	16,616	291,515
Bioquell plc	5,000	8,896
Bloomsbury Publishing plc	25,349	78,138
Bodycote plc	122,371	1,439,891
Booker Group plc	415,681	921,229
Boot Henry plc	1,476	4,623
Bovis Homes Group plc	79,588	1,076,464
Braemar Shipping Services plc	4,402	39,557
Brammer plc	36,027	281,614
Brewin Dolphin Holdings plc	143,539	760,810
British Polythene Industries plc	10,947	122,837
Britvic plc	142,790	1,776,500
BTG plc (a) (d)	150,041	1,623,837
Bwin.Party Digital Entertainment plc	171,719	281,739
Cable & Wireless Communications plc	732,967	616,912
Cairn Energy plc (a)	165,216	564,945
Cape plc	61,478	311,092
Capital & Counties Properties plc	107,134	597,254
Capital & Regional plc	80,929	64,015
Capital & Regional plc (c)	64,988	0
Carclo plc	16,990	32,793
Carillion plc (d)	147,712	835,996
Carr’s Milling Industries plc	1,554	47,550
Castings plc	1,484	11,915
Catlin Group, Ltd.	174,373	1,599,284
Centamin plc (a)	276,190	302,326
Centaur Media plc	92,526	98,777
Chemring Group plc	60,407	212,335
Chesnara plc	55,231	302,946
Chime Communications plc	23,457	144,546
Cineworld Group plc	61,490	345,216
Clarkson plc	4,513	184,976
Close Brothers Group plc	58,401	1,275,946
Cobham plc	363,956	1,943,246
Colt Group S.A. (a)	208,005	489,574
Communisis plc	56,332	59,772
Computacenter plc	40,615	416,197
Consort Medical plc	15,383	251,171
Costain Group plc (d)	21,151	94,383
Cranswick plc	24,566	533,558
Creston plc	5,272	9,606
CSR plc	116,351	1,177,702
Daily Mail & General Trust plc (d)	156,527	2,226,490
Dairy Crest Group plc (d)	63,445	510,886
Darty plc	135,252	227,983
De La Rue plc	25,638	355,896
Debenhams plc	358,902	420,961
Dechra Pharmaceuticals plc	25,049	310,821
Development Securities plc	61,163	224,212
Devro plc	47,016	200,046

United Kingdom—(Continued)
Dignity plc	24,431	573,067
Diploma plc	53,467	586,571
Dixons Retail plc (a)	1,242,216	1,057,488
Domino Printing Sciences plc	62,672	643,192
Domino’s Pizza Group plc	35,814	320,954
Drax Group plc	120,032	1,314,075
DS Smith plc	336,909	1,593,881
Dunelm Group plc	11,505	164,427
E2V Technologies plc	61,165	175,386
easyJet plc	79,428	1,853,026
Electrocomponents plc	168,669	758,123
Elementis plc	196,653	877,697
EnQuest plc (a) (d)	429,925	1,038,951
Enterprise Inns plc (a)	256,620	557,890
Essentra plc	78,989	1,030,728
Euromoney Institutional Investor plc	14,736	279,779
Exillon Energy plc (a)	19,973	51,274
Fenner plc	100,550	615,896
Ferrexpo plc	36,701	82,549
Fidessa Group plc	20,495	776,564
Findel plc (a)	17,439	79,187
Firstgroup plc (a)	412,049	891,855
Fortune Oil plc	575,627	120,877
Fuller Smith & Turner	7,667	121,513
Galliford Try plc	41,886	821,035
Gem Diamonds, Ltd. (a)	50,253	122,942
Genus plc	27,158	534,779
Go-Ahead Group plc	22,995	936,297
Greene King plc	85,536	1,234,153
Greggs plc	29,543	270,723
Halfords Group plc	119,495	965,740
Halma plc	130,691	1,316,949
Hansard Global plc	2,566	4,117
Hardy Oil & Gas plc (a)	14,946	25,598
Hays plc	644,027	1,607,733
Headlam Group plc	56,842	405,162
Helical Bar plc	65,404	391,778
Henderson Group plc	548,846	2,264,348
Hikma Pharmaceuticals plc (d)	82,141	2,356,973
Hill & Smith Holdings plc	46,114	397,163
Hilton Food Group plc	1,888	16,471
Hiscox, Ltd.	183,522	2,222,880
Hochschild Mining plc (a)	49,761	136,004
Hogg Robinson Group plc	72,262	89,315
Home Retail Group plc	448,340	1,353,743
Homeserve plc	170,640	940,274
Hornby plc (a)	1,884	2,472
Howden Joinery Group plc	223,492	1,183,181
Hunting plc (d)	34,598	508,105
Huntsworth plc	31,310	28,940
Hyder Consulting plc	15,303	121,390
ICAP plc	116,081	754,030
IG Group Holdings plc	96,415	970,642
Imagination Technologies Group plc (a) (d)	17,170	61,879
Inchcape plc	151,334	1,640,523
Informa plc	241,241	1,985,525
Inmarsat plc	79,615	1,017,617

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Innovation Group plc	525,112	$305,369
Intermediate Capital Group plc	32,693	218,469
International Personal Finance plc	83,965	846,995
Interserve plc	82,100	841,653
IP Group plc (a)	139,902	480,442
ITE Group plc	53,863	218,117
James Fisher & Sons plc	20,889	508,368
Jardine Lloyd Thompson Group plc	65,575	1,167,515
JD Sports Fashion plc	36,964	256,204
JD Wetherspoon plc	48,692	658,909
JKX Oil & Gas plc (a)	48,421	47,919
John Menzies plc	14,551	167,218
John Wood Group plc	112,658	1,553,049
Johnston Press plc (a) (d)	221,296	14,618
Jupiter Fund Management plc	56,629	387,252
Kcom Group plc	281,704	447,156
Keller Group plc	22,093	347,949
Kier Group plc	12,120	369,019
Ladbrokes plc	240,160	575,516
Laird plc	156,521	759,177
Lancashire Holdings, Ltd.	50,563	566,413
Laura Ashley Holdings plc	25,157	10,979
Lavendon Group plc	44,306	157,032
Lonmin plc (a) (d)	113,391	462,266
Lookers plc	122,220	279,332
Low & Bonar plc	37,972	50,899
LSL Property Services plc	4,671	29,925
Man Group plc	757,211	1,363,684
Marshalls plc	63,336	186,728
Marston’s plc	318,910	793,680
McBride plc (a)	96,041	158,303
Mears Group plc	51,685	411,620
Mecom Group plc (a)	42,085	110,025
Melrose Industries plc	54,219	241,226
Michael Page International plc	56,805	418,388
Micro Focus International plc	74,994	1,117,159
Millennium & Copthorne Hotels plc	74,043	739,357
Mitchells & Butlers plc (a)	67,625	452,374
Mitie Group plc (d)	94,015	512,445
Moneysupermarket.com Group plc	121,798	392,140
Morgan Advanced Materials plc	155,365	861,246
Morgan Sindall Group plc	12,105	176,922
Mothercare plc (a)	24,672	100,592
N Brown Group plc	78,447	567,383
National Express Group plc	260,013	1,164,446
NCC Group plc	73,096	239,723
New World Resources plc - A Shares (a) (d)	11,898	5,571
Northgate plc	45,161	405,363
Novae Group plc	22,502	204,482
Ocado Group plc (a)	36,126	229,109
Optos plc (a)	26,295	82,581
Oxford Biomedica plc (a)	67,707	3,246
Oxford Instruments plc	13,946	311,312
Pace plc	170,988	1,043,879
PayPoint plc	24,349	457,953
Pendragon plc	294,775	146,289
Pennon Group plc	101,960	1,368,652

United Kingdom—(Continued)
Persimmon plc (a) (c)	5,254	114,257
Petra Diamonds, Ltd. (a)	147,321	474,383
Petropavlovsk plc (a) (d)	68,962	53,663
Phoenix Group Holdings	35,981	400,351
Phoenix IT Group, Ltd.	21,830	32,965
Photo-Me International plc	27,274	65,298
Premier Farnell plc	128,115	445,955
Premier Foods plc (a)	329,141	299,871
Premier Oil plc	153,741	877,635
Punch Taverns plc (a)	322,649	52,430
PV Crystalox Solar plc (a) (d)	36,217	11,313
PZ Cussons plc	95,810	569,290
QinetiQ Group plc	338,186	1,195,372
Quintain Estates & Development plc (a)	254,907	386,076
Rank Group plc	18,115	51,736
Rathbone Brothers plc	24,973	849,367
Raven Russia, Ltd. (a)	74,141	97,284
REA Holdings plc	1,120	9,333
Redrow plc	166,873	777,359
Regus plc	206,169	643,253
Renishaw plc	17,538	497,015
Renold plc (a)	64,766	70,932
Renovo Group plc (a)	13,825	4,029
Rentokil Initial plc	401,309	764,387
Restaurant Group plc (The)	119,275	1,230,842
Ricardo plc	10,889	119,361
Rightmove plc	25,501	938,720
RM plc (d)	43,283	124,868
Robert Walters plc	14,599	76,911
Rotork plc	28,630	1,306,625
RPC Group plc	92,930	999,531
RPS Group plc	111,368	529,763
Salamander Energy plc (a)	73,275	175,879
Savills plc	69,739	752,777
SDL plc (a)	38,231	223,906
Senior plc	172,051	833,884
Sepura plc	11,245	28,900
Serco Group plc	45,096	282,399
Severfield-Rowen plc (a)	98,696	93,745
Shanks Group plc	149,317	273,518
SIG plc	166,769	540,376
Smiths News plc	90,349	281,680
Soco International plc (a)	49,609	350,307
Spectris plc	42,891	1,628,177
Speedy Hire plc	183,326	166,202
Spirax-Sarco Engineering plc	25,034	1,169,630
Spirent Communications plc	212,310	346,087
Spirit Pub Co. plc	253,343	321,428
Sportech plc (a)	20,264	32,020
St. Ives plc	36,663	135,585
St. James’s Place plc	20,973	273,560
St. Modwen Properties plc	110,240	677,924
Stagecoach Group plc	135,346	869,810
Sthree plc	35,906	238,593
Stobart Group, Ltd.	7,112	16,613
SuperGroup plc (a)	17,932	324,078
Synergy Health plc	30,931	746,210

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Synthomer plc	163,534	$650,100
TalkTalk Telecom Group plc	188,301	1,048,281
Ted Baker plc	6,525	202,531
Telecity Group plc	22,852	294,333
Telecom Plus plc	21,749	499,564
Thomas Cook Group plc (a)	485,971	1,113,907
Thorntons plc (a) (d)	25,294	46,030
Tipp24 SE	1,676	112,720
Topps Tiles plc	106,295	193,157
Tribal Group plc	21,793	67,791
Trifast plc	6,100	13,127
Trinity Mirror plc (a)	174,518	455,989
TT electronics plc	79,682	282,701
Tullett Prebon plc	100,781	456,000
UBM plc	31,046	354,797
Ultra Electronics Holdings plc	18,262	585,108
Unite Group plc	93,231	628,109
UTV Media plc	54,341	193,838
Vectura Group plc (a)	199,135	453,008
Vedanta Resources plc	3,295	62,934
Vesuvius plc	108,451	849,991
Victrex plc	43,917	1,277,867
Vislink plc	37,188	27,824
Vitec Group plc (The)	10,351	100,520
Volex plc (c) (d)	20,438	27,715
Vp plc	1,199	14,146
WH Smith plc (d)	85,603	1,565,626
Wincanton plc (a)	37,122	87,354
Wolfson Microelectronics plc (a)	73,442	290,977
WS Atkins plc	68,957	1,557,776
Xaar plc	18,088	161,289
Xchanging plc	144,207	364,036
XP Power, Ltd. (d)	3,554	88,756

		156,023,404

United States—0.0%
Kofax, Ltd. (a)	9,705	82,928
Performance Sports Group, Ltd. (a)	8,035	138,253

		221,181

Total Common Stocks (Cost $534,091,738)		741,215,757

Rights—0.0%

Australia—0.0%
Bathurst Resources, Ltd., Expires 07/03/14 (a) (c)	8,975	0
Deep Yellow, Ltd., Expires 07/04/14 (a) (c)	33,990	64
Greencross, Ltd., Expires 07/07/14 (a)	44	33
Greenland Minerals & Energy, Ltd., Expires 07/03/14 (a) (b)	10,740	0

		97

Austria—0.0%
Intercell AG (a) (b) (c)	24,163	0

France—0.0%
Lanson BCC (a)	14	73
Soitec (a) (d)	60,553	16,749

		16,822

Italy—0.0%
Banca Carige S.p.A. (a) (d)	414,328	135,084
Banca Popolare dell’Emilia Romagna, Expires 07/18/14 (a) (d)	90,023	76,796
Banca Popolare di Sondrio SCARL, Expires 07/04/14 (a) (d)	115,378	34,836

		246,716

Portugal—0.0%
Mota-Engil SGPS S.A., Expires 12/31/49 (a)	40,942	33,126

Spain—0.0%
Acerinox S.A., Expires 07/14/14 (a) (d)	64,877	39,354

United Kingdom—0.0%
Acal plc, Expires 07/08/14 (a)	7,314	8,387

Total Rights (Cost $313,686)		344,502

Warrants—0.0%

France—0.0%
Bigben Interactive, Expires 01/31/16 (a)	2,504	312
Peugeot S.A., Expires 04/29/17 (a)	37,313	81,799

		82,111

Israel—0.0%
Africa Israel Investments, Ltd., Expires 03/31/15 (a)	5,648	576

Italy—0.0%
Seat Pagine Gialle, Expires 08/31/14 (a) (c) (d)	402,113	0

Total Warrants (Cost $38,935)		82,687

Preferred Stock—0.0%

France—0.0%
Valneva SE (a) (Cost $8,927)	7,852	5,698

Short-Term Investments—15.0%

Mutual Fund—14.5%
State Street Navigator Securities Lending MET Portfolio (e)	108,534,141	108,534,141

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $3,347,913 on 07/01/14, collateralized by $3,405,000 Federal National Mortgage Association at 0.500% due 09/28/15 with a value of $3,417,769.	3,347,913	$3,347,913

Total Short-Term Investments (Cost $111,882,054)		111,882,054

Total Investments—114.1% (Cost $646,335,340) (f)		853,530,698
Other assets and liabilities (net)—(14.1)%		(105,473,482)

Net Assets—100.0%		$748,057,216

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.1% of net assets.
(c)	Illiquid security. As of June 30, 2014, these securities represent 0.2% of net assets.
(d)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $104,227,786 and the collateral received consisted of cash in the amount of $108,534,141 and non-cash collateral with a value of $1,373,907. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2014, the aggregate cost of investments was $646,335,340. The aggregate unrealized appreciation and depreciation of investments were $263,567,929 and $(56,372,571), respectively, resulting in net unrealized appreciation of $207,195,358.

Ten Largest Industries as of June 30, 2014 (Unaudited)	% of Net Assets
Machinery	5.6
Banks	4.5
Metals & Mining	4.2
Construction & Engineering	3.9
Oil, Gas & Consumable Fuels	3.8
Real Estate Management & Development	3.7
Hotels, Restaurants & Leisure	3.6
Media	3.3
Specialty Retail	3.3
Food Products	3.1

See accompanying notes to consolidated financial statements.

MSF-38

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$11,384	$40,573,262	$479,052	$41,063,698
Austria	3,780	7,328,044	0	7,331,824
Belgium	318,453	9,322,469	—	9,640,922
Cambodia	—	299,657	—	299,657
Canada	74,530,731	17,852	1,031	74,549,614
China	—	10,769	—	10,769
Denmark	—	16,910,877	—	16,910,877
Finland	—	20,537,049	—	20,537,049
France	—	30,834,889	0	30,834,889
Germany	87,307	38,555,880	—	38,643,187
Greece	—	—	0	0
Hong Kong	495,638	20,059,481	130,891	20,686,010
Ireland	566,112	10,493,928	—	11,060,040
Isle of Man	—	17,640	—	17,640
Israel	—	6,551,575	—	6,551,575
Italy	—	23,177,038	0	23,177,038
Japan	40,322	158,681,547	—	158,721,869
Luxembourg	—	671,662	—	671,662
Netherlands	—	17,584,451	0	17,584,451
New Zealand	—	9,073,237	0	9,073,237
Norway	—	9,040,714	—	9,040,714
Philippines	—	21,689	—	21,689
Portugal	—	4,735,846	—	4,735,846
Singapore	61,170	9,677,571	—	9,738,741
Spain	17,258	14,854,451	0	14,871,709
Sweden	84,691	26,330,916	—	26,415,607
Switzerland	—	32,513,279	—	32,513,279
United Arab Emirates	—	267,579	—	267,579
United Kingdom	256,204	155,767,200	—	156,023,404
United States	138,253	82,928	—	221,181
Total Common Stocks	76,611,303	663,993,480	610,974	741,215,757
Rights
Australia	64	33	—	97
Austria	—	—	0	0
France	16,822	—	—	16,822
Italy	246,716	—	—	246,716

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Portugal	$33,126	$—	$—	$33,126
Spain	39,354	—	—	39,354
United Kingdom	8,387	—	—	8,387
Total Rights	344,469	33	0	344,502
Total Warrants*	82,687	—	—	82,687
Total Preferred Stock*	—	5,698	—	5,698
Short-Term Investments
Mutual Fund	108,534,141	—	—	108,534,141
Repurchase Agreement	—	3,347,913	—	3,347,913
Total Short-Term Investments	108,534,141	3,347,913	—	111,882,054
Total Investments	$185,572,600	$667,347,124	$610,974	$853,530,698

Collateral for securities loaned (Liability)	$—	$(108,534,141)	$—	$(108,534,141)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $810,510 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $619,106 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Net Purchases	Net Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2014
Common Stocks
Australia	$24,817	$(299,391)	$203,496	$—	$(174,751)	$724,700	$—	$478,871	$194,264
Austria	—	—	—	—	—	—	—	—	—
Belgium	137,117	—	—	—	—	—	(137,117)	—	—
Canada	—	—	(8,719)	—	—	9,750	—	1,031	(8,719)
France	—	(56,659)	65,015	—	(8,356)	—	—	—	—
Greece	—	—	(171,776)	—	—	171,776	—	—	—
Hong Kong	51,560	(28,680)	195,180	—	(97,580)	24,765	(14,353)	130,892	117,802
Italy	—	—	—	—	—	—	—	—	—
Japan	107,568	—	(16,452)	—	(91,116)	—	—	—	—

Total	$321,062	$(384,730)	$266,744	$—	$(371,803)	$930,991	$(151,470)	$610,794	$303,347

Common stocks in the amount of $930,991 were transferred into Level 3 due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

Common stocks in the amount of $151,470 were transferred out of Level 3 due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$853,530,698
Cash denominated in foreign currencies (c)	2,463,722
Receivable for:
Investments sold	1,308,644
Fund shares sold	36,043
Dividends	1,273,068

Total Assets	858,612,175
Liabilities
Collateral for securities loaned	108,534,141
Payables for:
Investments purchased	1,100,494
Fund shares redeemed	135,066
Accrued expenses:
Management fees	488,073
Distribution and service fees	17,082
Deferred trustees’ fees	55,412
Other expenses	224,691

Total Liabilities	110,554,959

Net Assets	$748,057,216

Net assets consist of:
Paid in surplus	$433,520,576
Distributions in excess of net investment income	(2,053,289)
Accumulated net realized gain	109,366,782
Unrealized appreciation on investments and foreign currency transactions	207,223,147

Net Assets	$748,057,216

Net Assets
Class A	$664,219,827
Class B	83,837,389
Capital Shares Outstanding*
Class A	39,376,270
Class B	4,987,412
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.87
Class B	16.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $646,335,340.
(b)	Includes securities loaned at value of $104,227,786.
(c)	Identified cost of cash denominated in foreign currencies was $2,454,712.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$12,559,023
Interest	258
Securities lending income	778,566

Total investment income	13,337,847
Expenses
Management fees	3,594,988
Administration fees	10,548
Custodian and accounting fees	480,844
Distribution and service fees—Class B	99,438
Audit and tax services	26,400
Legal	13,588
Trustees’ fees and expenses	17,230
Shareholder reporting	30,621
Insurance	2,925
Miscellaneous	6,452

Total expenses	4,283,034
Less management fee waiver	(24,795)

Net expenses	4,258,239

Net Investment Income	9,079,608

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	111,257,883
Futures contracts	(1,532,592)
Foreign currency transactions	(126,393)

Net realized gain	109,598,898

Net change in unrealized appreciation (depreciation) on:
Investments	(66,118,252)
Foreign currency transactions	1,495

Net change in unrealized depreciation	(66,116,757)

Net realized and unrealized gain	43,482,141

Net Increase in Net Assets From Operations	$52,561,749

(a)	Net of foreign withholding taxes of $1,216,981.

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,079,608	$16,465,101
Net realized gain	109,598,898	35,576,671
Net change in unrealized appreciation (depreciation)	(66,116,757)	171,335,640

Increase in net assets from operations	52,561,749	223,377,412

From Distributions to Shareholders
Net investment income
Class A	(19,590,503)	(16,583,025)
Class B	(1,558,960)	(1,219,147)
Net realized capital gains
Class A	(30,600,469)	(23,007,574)
Class B	(2,714,425)	(1,906,054)

Total distributions	(54,464,357)	(42,715,800)

Increase (decrease) in net assets from capital share transactions	(244,498,402)	36,860,137

Total increase (decrease) in net assets	(246,401,010)	217,521,749

Net Assets
Beginning of period	994,458,226	776,936,477

End of period	$748,057,216	$994,458,226

Undistributed (distributions in excess of) net investment income
End of period	$(2,053,289)	$10,016,566

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	684,992	$11,216,329	4,884,609	$71,182,005
Reinvestments	3,121,330	50,190,972	2,902,536	39,590,599
Redemptions	(18,707,820)	(308,153,002)	(5,021,741)	(76,955,031)

Net increase (decrease)	(14,901,498)	$(246,745,701)	2,765,404	$33,817,573

Class B
Sales	639,313	$10,700,196	1,118,126	$16,478,798
Reinvestments	266,587	4,273,385	229,794	3,125,201
Redemptions	(759,725)	(12,726,282)	(1,110,043)	(16,561,435)

Net increase	146,175	$2,247,299	237,877	$3,042,564

Increase (decrease) derived from capital shares transactions		$(244,498,402)		$36,860,137

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.83		$13.85	$13.25	$16.68	$14.54	$10.16

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.28	0.27	0.29	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.84		3.42	2.04	(2.77)	3.00	4.18

Total from investment operations	1.01		3.70	2.31	(2.48)	3.20	4.38

Less Distributions
Distributions from net investment income	(0.38)		(0.30)	(0.36)	(0.35)	(0.25)	0.00
Distributions from net realized capital gains	(0.59)		(0.42)	(1.35)	(0.60)	(0.81)	0.00

Total distributions	(0.97)		(0.72)	(1.71)	(0.95)	(1.06)	0.00

Net Asset Value, End of Period	$16.87		$16.83	$13.85	$13.25	$16.68	$14.54

Total Return (%) (b)	6.29	(c)	27.94	18.25	(16.08)	22.93	43.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(d)	0.95	0.98	1.02	1.01	1.00
Net ratio of expenses to average net assets (%) (e)	0.93	(d)	0.94	0.98	1.02	1.01	1.00
Ratio of net investment income to average net assets (%)	2.05	(d)	1.86	2.06	1.86	1.38	1.65
Portfolio turnover rate (%)	3	(c)	12	12	25	13	26
Net assets, end of period (in millions)	$664.2		$913.3	$713.4	$578.9	$697.0	$448.7

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.75		$13.79	$13.20	$16.62	$14.50	$10.16

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.24	0.24	0.26	0.16	0.11
Net realized and unrealized gain (loss) on investments	0.83		3.41	2.02	(2.77)	2.98	4.23

Total from investment operations	0.99		3.65	2.26	(2.51)	3.14	4.34

Less Distributions
Distributions from net investment income	(0.34)		(0.27)	(0.32)	(0.31)	(0.21)	0.00
Distributions from net realized capital gains	(0.59)		(0.42)	(1.35)	(0.60)	(0.81)	0.00

Total distributions	(0.93)		(0.69)	(1.67)	(0.91)	(1.02)	0.00

Net Asset Value, End of Period	$16.81		$16.75	$13.79	$13.20	$16.62	$14.50

Total Return (%) (b)	6.19	(c)	27.60	17.90	(16.25)	22.59	42.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.19	(d)	1.20	1.23	1.27	1.26	1.25
Net ratio of expenses to average net assets (%) (e)	1.18	(d)	1.19	1.23	1.27	1.26	1.25
Ratio of net investment income to average net assets (%)	1.88	(d)	1.58	1.81	1.69	1.12	0.81
Portfolio turnover rate (%)	3	(c)	12	12	25	13	26
Net assets, end of period (in millions)	$83.8		$81.1	$63.5	$56.7	$43.6	$20.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-44

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.
Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-45

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and reclass of distributions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $3,347,913, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MSF-46

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 10, 2014 through April 29, 2014, the Portfolio had bought and sold $234,278,816 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $1,532,592 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-47

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$21,881,719	$0	$313,725,760

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average daily net assets
$3,594,988	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-48

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$17,802,172	$24,740,269	$24,913,628	$59,355,542	$42,715,800	$84,095,811

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$25,466,895	$28,743,116	$262,277,791	$—	$316,487,802

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-49

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the MetLife Asset Allocation 20 Portfolio returned 3.83% and 3.65%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 4.43%.

MARKET ENVIRONMENT / CONDITIONS

The equity market started the year in a sell-off mode with the majority of equity indices turning south driven by renewed concerns over emerging markets and the elevated valuation level in the stock market after a record high year in 2013. The Federal Reserve’s (the “Fed”) new chair Janet Yellen gave her first speech on February 11, 2014, which emphasized continuity in the Fed’s approach to monetary policy. This speech, combined with solid fourth quarter earnings reports, boosted investors’ confidence and resulted in a strong market rally in February. The market pared back again in March due to heightened tension in Ukraine. In addition, high growth internet and biotech stocks, which were among the best performing stocks in 2013, endured a substantial drawdown in March through April. More negative news came out during the second quarter: lower than expected retail sales, a shrinking first quarter Gross Domestic Product (“GDP”) number blamed on the harsh winter weather and escalating violence in Iraq. However, the market decided to shrug off recent geopolitical flare-ups and first quarter weakness. Instead, investors chose to focus on a variety of other economic indicators that were telling a more upbeat story and bet on an improving second quarter. As a result, many of the equity markets worldwide finished the first half of 2014 in a strongly positive territory.

The U.S equity market, as measured by the S&P 500 Index, scored a gain of 7.1% over the six month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 3.2%. Growth stocks underperformed value stocks across market cap segments, most prominently across mid cap stocks. With respect to industry sectors, Utilities turned out to be the best performing sector, benefiting from an unexpected decline in interest rates. Energy stocks rallied strongly on fears of a potential oil and gas shortage amid continuing turmoil in Iraq and Ukraine. On the other end of the spectrum, Consumer Discretionary stocks lagged the most. The retail industry suffered from harsh winter weather. Stocks of online retailers saw a sizable correction during the internet sell off in March and April after a remarkable year in 2013. Equity markets outside the U.S. delivered positive performance as well, both in developed markets as well as in emerging markets. The MSCI EAFE Index and the MSCI Emerging Markets Index gained 4.8% and 6.1%, respectively.

The bond market rallied in the first half of the year. U.S. Treasury yields unexpectedly declined in the first half of 2014 as rising geopolitical risk bolstered demand for safe-haven assets. The 10-year Treasury yield declined to 2.5% at the end of June from 3.0% six months earlier. The long end of the curve dropped significantly more than the short end as the yield curve flattened. Both investment grade and high yield bonds outperformed Treasuries as credit spreads narrowed. Over the six month period, the Barclays U.S. Aggregate Bond Index advanced 3.9%. The bond market outside the U.S. was strong as well, with the Barclays Global Aggregate ex-U.S. Index gaining 5.6%. Bond markets in Europe enjoyed a particularly strong ride, boosted by additional monetary accommodation implemented by the European Central Bank (the “ECB”). The ECB introduced an expanded long-term loan program to encourage banks to increase their lending and also cut its overnight rate to -10 basis points (“bps”).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 20 Portfolio (the “Allocation Portfolio”) invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income. During the reporting period, we implemented a moderate increase in the Allocation Portfolio’s exposure to the international equity asset class, which was funded by domestic equity, to better align with global market capitalizations.

Over the six month period, the Allocation Portfolio modestly underperformed the Dow Jones Conservative Index due in large part to the duration and yield curve positioning in a number of underlying fixed income portfolios. The PIMCO Total Return Portfolio was the top performance detractor among all bond portfolios due to its defensive duration and yield curve positioning given declining rates and a flattening yield curve over the six month period. Similarly, the Met/Franklin Low Duration Total Return Portfolio also hurt the Allocation Portfolio’s relative results as it focused on the front end of the yield curve. The Western Asset Management U.S. Government Bond Portfolio detracted from the Allocation Portfolio as well, as Treasury and Agency bonds underperformed credit-based bond; during the reporting period. Conversely, both the PIMCO Inflation Protected Bond and the BlackRock Bond Income Portfolios provided a positive contribution to the Allocation Portfolio. The PIMCO Inflation Protected Bond Portfolio added value as Treasury Inflation-Protected Securities (“TIPS”) rallied strongly over the six month period. The Portfolio benefited from various sources: an overweight to U.S. real duration, selling French inflation swaps, a tactical allocation to Italian and Australian inflation-linked bonds and an exposure to investment grade credit securities. For the BlackRock Bond Income Portfolio, its positions in structured products, specifically strong security selection and sector allocation to commercial mortgage-backed securities proved to be beneficial. An allocation to asset-backed securities added to performance as well, through exposure to the automotive and student loans sectors of the market.

Domestic equity portfolios as a whole detracted from relative results of the Allocation Portfolio. A number of portfolios underperformed their respective asset class benchmarks, particularly those with a growth orientation, as the growth style noticeably trailed the value style during the reporting period. Not surprisingly, two of the large

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

cap growth portfolios, BlackRock Capital Appreciation Portfolio and T. Rowe Price Large Cap Growth Portfolio were among the top performance detractors. The BlackRock Capital Appreciation Portfolio trailed the Russell 1000 Growth Index by more than 500 bps. Performance was hurt by an overweight to high growth, high momentum stock which underperformed the broad market. The growth sell-off in March and April was most pronounced among top 2013 winners, a number of which BlackRock owned, such as Amazon and Yelp, pulling down performance. For the T. Rowe Price Large Cap Growth Portfolio, stock selection in the Information Technology sector detracted from performance. A combination of foreign exchange headwinds and slowing cross-border transaction volume weighed on both MasterCard and Visa. Also the Portfolio’s limited exposure to Apple proved detrimental as shares soared in anticipation of new product cycles as well as plans for increased buybacks and a stock split. The WMC Core Equity Opportunities Portfolio also negatively impacted the Allocation Portfolio’s relative results, driven largely by its unfavorable stock selection within the Consumer Discretionary, Information Technology, and Consumer Staples sectors. The Portfolio’s overweight allocation to Industrials and underweight to Utilities further dampened its performance. Conversely, the T. Rowe Price Large Cap Value Portfolio contributed positively, driven in part by its value style of investing, which was favored by investor, over the past six months. Industrials and Business Services proved to be the primary contributors, due to stock choices that included Southwest Airlines and Canadian Pacific Railway.

Among the underlying equity portfolios that invest outside the U.S., the Harris Oakmark International Portfolio hindered relative performance of the Allocation Portfolio, due primarily to stock selection, particularly in the United Kingdom, France, and the Netherlands. However, the negative contribution was compensated for by the positive contribution from the Clarion Global Real Estate Portfolio as the real estate sector rallied strongly during the first half of the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Asset Allocation 20 Portfolio
Class A	3.83	8.04	8.69	5.69
Class B	3.65	7.70	8.41	5.43
Dow Jones Conservative Index	4.43	7.71	6.48	5.26

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 20% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	18.1
Western Asset Management U.S. Government Portfolio (Class A)	15.0
BlackRock Bond Income Portfolio (Class A)	12.6
JPMorgan Core Bond Portfolio (Class A)	10.3
PIMCO Inflation Protected Bond Portfolio (Class A)	9.1
Met/Franklin Low Duration Total Return Portfolio (Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.0
Met/Templeton International Bond Portfolio (Class A)	2.0
T. Rowe Price Large Cap Value Portfolio (Class A)	2.0
Invesco Comstock Portfolio (Class A)	2.0

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)(b)	Actual	0.62%	$1,000.00	$1,038.30	$3.13
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B(a)(b)	Actual	0.87%	$1,000.00	$1,036.50	$4.39
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	654,900	$7,033,629
BlackRock Bond Income Portfolio (Class A) (a)	810,303	88,063,780
BlackRock Capital Appreciation Portfolio (Class A) (a)	186,385	7,093,816
BlackRock High Yield Portfolio (Class A) (b)	413,617	3,470,249
BlackRock Large Cap Value Portfolio (Class A) (a)	723,289	6,994,207
Clarion Global Real Estate Portfolio (Class A) (b)	580,576	7,077,223
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	225,977	3,532,027
Harris Oakmark International Portfolio (Class A) (b)	404,267	6,969,568
Invesco Comstock Portfolio (Class A) (b)	915,400	14,069,697
Jennison Growth Portfolio (Class A) (a)	458,579	7,089,625
JPMorgan Core Bond Portfolio (Class A) (b)	7,050,655	72,551,245
JPMorgan Small Cap Value Portfolio (Class A) (b)	198,160	3,553,004
Lord Abbett Bond Debenture Portfolio (Class A) (b)	263,833	3,477,314
Met/Artisan International Portfolio (Class A) (b) (c)	666,980	6,983,276
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	12,607	3,526,358
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,352,207	14,008,861
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	4,206,275	41,852,439
Met/Templeton International Bond Portfolio (Class A) (b)	1,226,677	14,082,247
MFS Emerging Markets Equity Portfolio (Class A) (b)	163,965	1,765,900
MFS Research International Portfolio (Class A) (b)	435,181	5,252,639
MFS Value Portfolio (Class A) (a)	805,670	14,002,537
Neuberger Berman Genesis Portfolio (Class A) (a)	390,289	7,087,641
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	6,106,076	63,564,250

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio (Class A) (b)	10,655,379	127,225,221
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	303,217	7,080,111
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	410,547	14,077,658
Third Avenue Small Cap Value Portfolio (Class A) (b)	157,466	3,306,795
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	1,535,556	20,730,011
Western Asset Management U.S. Government Portfolio (Class A) (a)	8,733,564	105,064,777
WMC Core Equity Opportunities Portfolio (Class A) (a)	348,852	14,065,696
WMC Large Cap Research Portfolio (Class A) (a)	512,533	6,985,826

Total Mutual Funds (Cost $678,506,216)		701,637,627

Total Investments—100.0% (Cost $678,506,216) (d)		701,637,627
Other assets and liabilities (net)—0.0%		(256,762)

Net Assets—100.0%		$701,380,865

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of June 30, 2014, the aggregate cost of investments was $678,506,216. The aggregate unrealized appreciation and depreciation of investments were $31,466,090 and $(8,334,679), respectively, resulting in net unrealized appreciation of $23,131,411.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$701,637,627	$—	$—	$701,637,627
Total Investments	$701,637,627	$—	$—	$701,637,627

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Affiliated investments at value (a)	$701,637,627
Receivable for:
Investments sold	22,629
Fund shares sold	437,302
Due from investment adviser	13,584

Total Assets	702,111,142
Liabilities
Payables for:
Investments purchased	241,149
Fund shares redeemed	218,782
Accrued expenses:
Management fees	53,495
Distribution and service fees	133,543
Deferred trustees’ fees	55,412
Other expenses	27,896

Total Liabilities	730,277

Net Assets	$701,380,865

Net assets consist of:
Paid in surplus	$651,195,722
Undistributed net investment income	14,413,101
Accumulated net realized gain	12,640,631
Unrealized appreciation on affiliated investments	23,131,411

Net Assets	$701,380,865

Net Assets
Class A	$51,362,473
Class B	650,018,392
Capital Shares Outstanding*
Class A	4,468,522
Class B	56,900,693
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.49
Class B	11.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $678,506,216.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$15,722,502

Total investment income	15,722,502
Expenses
Management fees	320,892
Administration fees	10,941
Custodian and accounting fees	12,898
Distribution and service fees—Class B	799,997
Audit and tax services	14,783
Legal	14,844
Trustees’ fees and expenses	17,230
Miscellaneous	6,453

Total expenses	1,198,038
Less expenses reimbursed by the Adviser	(52,833)

Net expenses	1,145,205

Net Investment Income	14,577,297

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	8,880,018
Capital gain distributions from Affiliated Underlying Portfolios	7,445,038

Net realized gain	16,325,056

Net change in unrealized depreciation on affiliated investments	(5,406,583)

Net realized and unrealized gain	10,918,473

Net Increase in Net Assets From Operations	$25,495,770

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,577,297	$18,884,748
Net realized gain	16,325,056	39,019,916
Net change in unrealized depreciation	(5,406,583)	(26,985,702)

Increase in net assets from operations	25,495,770	30,918,962

From Distributions to Shareholders
Net investment income
Class A	(2,053,611)	(1,669,825)
Class B	(24,345,939)	(20,320,447)
Net realized capital gains
Class A	(2,078,453)	(252,309)
Class B	(26,396,677)	(3,326,264)

Total distributions	(54,874,680)	(25,568,845)

Increase (decrease) in net assets from capital share transactions	26,502,141	(78,957,486)

Total decrease in net assets	(2,876,769)	(73,607,369)

Net Assets
Beginning of period	704,257,634	777,865,003

End of period	$701,380,865	$704,257,634

Undistributed net investment income
End of period	$14,413,101	$26,235,354

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	413,508	$4,886,471	1,010,238	$12,089,640
Reinvestments	367,949	4,132,064	162,755	1,922,134
Redemptions	(503,141)	(5,951,519)	(1,579,390)	(18,842,708)

Net increase (decrease)	278,316	$3,067,016	(406,397)	$(4,830,934)

Class B
Sales	3,862,987	$44,657,399	5,676,456	$67,480,408
Reinvestments	4,546,829	50,742,616	2,012,486	23,646,711
Redemptions	(6,138,312)	(71,964,890)	(14,002,275)	(165,253,671)

Net increase (decrease)	2,271,504	$23,435,125	(6,313,333)	$(74,126,552)

Increase (decrease) derived from capital shares transactions		$26,502,141		$(78,957,486)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.05		$11.94	$11.60	$11.51	$10.87	$9.42

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.33	0.30	0.33	0.33	0.53
Net realized and unrealized gain on investments	0.18		0.20	0.77	0.07	0.77	1.35

Total from investment operations	0.44		0.53	1.07	0.40	1.10	1.88

Less Distributions
Distributions from net investment income	(0.50)		(0.36)	(0.41)	(0.31)	(0.46)	(0.36)
Distributions from net realized capital gains	(0.50)		(0.06)	(0.32)	0.00	0.00	(0.07)

Total distributions	(1.00)		(0.42)	(0.73)	(0.31)	(0.46)	(0.43)

Net Asset Value, End of Period	$11.49		$12.05	$11.94	$11.60	$11.51	$10.87

Total Return (%) (b)	3.83	(c)	4.50	9.49	3.48	10.34	20.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.12	(e)	0.11	0.11	0.11	0.11	0.12
Net ratio of expenses to average net assets (%) (d)(f)	0.10	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	2.17	(e)(h)	2.73	2.58	2.84	2.97	5.36
Portfolio turnover rate (%)	10	(c)	18	9	33	21	22
Net assets, end of period (in millions)	$51.4		$50.5	$54.9	$48.7	$45.7	$31.1

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.97		$11.86	$11.53	$11.44	$10.81	$9.36

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.29	0.27	0.29	0.30	0.47
Net realized and unrealized gain on investments	0.17		0.22	0.76	0.08	0.77	1.38

Total from investment operations	0.41		0.51	1.03	0.37	1.07	1.85

Less Distributions
Distributions from net investment income	(0.46)		(0.34)	(0.38)	(0.28)	(0.44)	(0.33)
Distributions from net realized capital gains	(0.50)		(0.06)	(0.32)	0.00	0.00	(0.07)

Total distributions	(0.96)		(0.40)	(0.70)	(0.28)	(0.44)	(0.40)

Net Asset Value, End of Period	$11.42		$11.97	$11.86	$11.53	$11.44	$10.81

Total Return (%) (b)	3.65	(c)	4.29	9.18	3.25	10.05	20.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.37	(e)	0.36	0.36	0.36	0.36	0.37
Net ratio of expenses to average net assets (%) (d)(f)	0.35	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	1.91	(e)(h)	2.49	2.35	2.49	2.68	4.73
Portfolio turnover rate (%)	10	(c)	18	9	33	21	22
Net assets, end of period (in millions)	$650.0		$653.8	$723.0	$634.3	$562.4	$404.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio) (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$68,817,446	$0	$75,121,277

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$320,892	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has contractually agreed, from April 28, 2014 to April 26, 2015, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 28, 2014 to April 26, 2015 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2014, the amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127. The amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $38,237. The amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $74,663. The amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $61,885. The amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $52,833.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2014 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Baillie Gifford International Stock	674,662	45,296	(65,058)	654,900
BlackRock Bond Income	819,606	41,503	(50,806)	810,303
BlackRock Capital Appreciation	187,852	15,848	(17,315)	186,385
BlackRock High Yield	558,310	74,479	(219,172)	413,617
BlackRock Large Cap Value	591,358	211,556	(79,625)	723,289
Clarion Global Real Estate	636,517	27,207	(83,148)	580,576
Goldman Sachs Mid Cap Value	200,123	51,209	(25,355)	225,977
Harris Oakmark International	371,169	67,068	(33,970)	404,267
Invesco Comstock	975,148	43,696	(103,444)	915,400
Jennison Growth	539,041	77,396	(157,858)	458,579
JPMorgan Core Bond	5,870,256	1,472,170	(291,771)	7,050,655
JPMorgan Small Cap Value	177,607	38,267	(17,714)	198,160
Lord Abbett Bond Debenture	365,350	38,659	(140,176)	263,833
Met/Artisan International	—	669,770	(2,790)	666,980
Met/Artisan Mid Cap Value	13,233	541	(1,167)	12,607
Met/Eaton Vance Floating Rate	1,327,385	78,469	(53,647)	1,352,207
Met/Franklin Low Duration Total Return	4,198,867	170,285	(162,877)	4,206,275
Met/Templeton International Bond	1,206,952	82,821	(63,096)	1,226,677
MFS Emerging Markets Equity	170,443	15,202	(21,680)	163,965

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
MFS Research International	443,928	31,219	(39,966)	435,181
MFS Value	801,107	81,456	(76,893)	805,670
Neuberger Berman Genesis	391,139	27,574	(28,424)	390,289
PIMCO Inflation Protected Bond	7,032,253	254,244	(1,180,421)	6,106,076
PIMCO Total Return	11,231,865	476,673	(1,053,159)	10,655,379
T. Rowe Price Large Cap Growth	347,982	54,539	(99,304)	303,217
T. Rowe Price Large Cap Value	508,477	20,906	(118,836)	410,547
Third Avenue Small Cap Value	506,729	91,749	(441,012)	157,466
Western Asset Management Strategic Bond Opportunities	1,364,300	265,321	(94,065)	1,535,556
Western Asset Management U.S. Government	8,784,176	322,891	(373,503)	8,733,564
WMC Core Equity Opportunities	380,528	49,724	(81,400)	348,852
WMC Large Cap Research	—	514,743	(2,210)	512,533

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Baillie Gifford International Stock	$126,637	$—	$94,944	$7,033,629
BlackRock Bond Income	172,293	—	2,986,269	88,063,780
BlackRock Capital Appreciation	155,526	—	4,477	7,093,816
BlackRock High Yield	(38,311)	214,091	291,607	3,470,249
BlackRock Large Cap Value	119,874	1,611,807	88,456	6,994,207
Clarion Global Real Estate	78,792	—	127,597	7,077,223
Goldman Sachs Mid Cap Value	36,602	613,745	27,215	3,532,027
Harris Oakmark International	161,947	632,153	171,886	6,969,568
Invesco Comstock	476,484	—	161,387	14,069,697
Jennison Growth	556,866	452,001	22,230	7,089,625
JPMorgan Core Bond	(63,094)	327,825	1,017,388	72,551,245
JPMorgan Small Cap Value	53,059	405,779	37,076	3,553,004
Lord Abbett Bond Debenture	49,569	128,393	275,425	3,477,314
Met/Artisan International	519	—	—	6,983,276
Met/Artisan Mid Cap Value	100,934	—	24,715	3,526,358
Met/Eaton Vance Floating Rate	31,975	57,975	490,854	14,008,861
Met/Franklin Low Duration Total Return	10,121	—	926,522	41,852,439
Met/Templeton International Bond	30,396	—	654,113	14,082,247
MFS Emerging Markets Equity	(7,826)	—	18,299	1,765,900
MFS Research International	91,808	—	123,836	5,252,639
MFS Value	468,340	656,407	235,257	14,002,537
Neuberger Berman Genesis	143,296	—	26,575	7,087,641
PIMCO Inflation Protected Bond	(1,105,765)	—	1,258,380	63,564,250
PIMCO Total Return	1,421,584	—	3,314,568	127,225,221
T. Rowe Price Large Cap Growth	1,020,812	584,797	5,121	7,080,111
T. Rowe Price Large Cap Value	1,147,552	—	245,248	14,077,658
Third Avenue Small Cap Value	2,360,058	413,690	28,749	3,306,795
Western Asset Management Strategic Bond Opportunities	142,944	—	959,076	20,730,011
Western Asset Management U.S. Government	98,000	—	1,992,574	105,064,777
WMC Core Equity Opportunities	1,038,265	1,346,375	112,658	14,065,696
WMC Large Cap Research	761	—	—	6,985,826

	$8,880,018	$7,445,038	$15,722,502	$701,637,627

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$21,990,272	$24,369,513	$3,578,573	$17,461,468	$25,568,845	$41,830,981

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$27,137,222	$27,477,173	$24,998,212	$—	$79,612,607

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the MetLife Asset Allocation 40 Portfolio returned 4.42% and 4.26%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 5.29%.

MARKET ENVIRONMENT / CONDITIONS

The equity market started the year in a sell-off mode with the majority of equity indices turning south driven by renewed concerns over emerging markets and the elevated valuation level in the stock market after a record high year in 2013. The Federal Reserve’s (the “Fed”) new chair Janet Yellen gave her first speech on February 11, 2014, which emphasized continuity in the Fed’s approach to monetary policy. This speech, combined with solid fourth quarter earnings reports, boosted investors’ confidence and resulted in a strong market rally in February. The market pared back again in March due to heightened tension in Ukraine. In addition, high growth internet and biotech stocks, which were among the best performing stocks in 2013, endured a substantial drawdown in March through April. More negative news came out during the second quarter: lower than expected retail sales, a shrinking first quarter Gross Domestic Product (“GDP”) number blamed on the harsh winter weather, and escalating violence in Iraq. However, the market decided to shrug off recent geopolitical flare-ups and first quarter weakness. Instead, investors chose to focus on a variety of other economic indicators that were telling a more upbeat story and bet on an improving second quarter. As a result, many of the equity markets worldwide finished the first half of 2014 in a strongly positive territory.

The U.S equity market, as measured by the S&P 500 Index, scored a gain of 7.1% over the six month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 3.2%. Growth stocks underperformed value stocks across market cap segments, most prominently across mid cap stocks. With respect to industry sectors, Utilities turned out to be the best performing sector, benefiting from an unexpected decline in interest rates. Energy stocks rallied strongly on fears of a potential oil and gas shortage amid continuing turmoil in Iraq and Ukraine. On the other end of the spectrum, Consumer Discretionary stocks lagged the most. The retail industry suffered from harsh winter weather. Stocks of online retailers saw a sizable correction during the internet sell off in March and April after a remarkable year in 2013. Equity markets outside the U.S. delivered positive performance as well, both in developed markets as well as in emerging markets. The MSCI EAFE Index and the MSCI Emerging Markets Index gained 4.8% and 6.1%, respectively.

The bond market rallied in the first half of the year. U.S. Treasury yields unexpectedly declined in the first half of 2014 as rising geopolitical risk bolstered demand for safe-haven assets. The 10-year Treasury yield declined to 2.5% at the end of June from 3.0% six months earlier. The long end of the curve dropped significantly more than the short end as the yield curve flattened. Both investment grade and high yield bonds outperformed Treasuries as credit spreads narrowed. Over the six month period, the Barclays U.S. Aggregate Bond Index advanced 3.9%. The bond market outside the U.S. was strong as well, with the Barclays Global Aggregate ex-U.S. Index gaining 5.6%. Bond markets in Europe enjoyed a particularly strong ride, boosted by additional monetary accommodation implemented by the European Central Bank (the “ECB”). The ECB introduced an expanded long-term loan program to encourage banks to increase their lending and also cut its overnight rate to -10 basis points (“bps”).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 40 Portfolio (the “Allocation Portfolio”) invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income. During the reporting period, we implemented a moderate increase in the Allocation Portfolio’s exposure to the international equity asset class, which was funded by domestic equity, to better align with global market capitalizations.

Over the six month period, the Allocation Portfolio moderately underperformed the Dow Jones Moderately Conservative Index due in large part to the duration and yield curve positioning in a number of underlying fixed income portfolios and style exposures in some equity portfolios.

The PIMCO Total Return Portfolio was the top performance detractor among all bond portfolios due to its defensive duration and yield curve positioning given declining rates and a flattening yield curve over the six month period. Similarly, the Met/Franklin Low Duration Total Return Portfolio also hurt the Allocation Portfolio’s relative results as it focused on the front end of the yield curve. The Western U.S. Government Bond Portfolio detracted from the Allocation Portfolio as well, as Treasury and Agency bonds underperformed credit-based bonds; during the reporting period. Conversely, both the PIMCO Inflation Protected Bond and the BlackRock Bond Income Portfolios provided a positive contribution to the Allocation Portfolio. The PIMCO Inflation Protected Bond Portfolio added value as Treasury Inflation-Protected Securities rallied strongly over the six month period. The Portfolio benefited from various sources: an overweight to U.S. real duration, selling French inflation swaps, a tactical allocation to Italian and Australian inflation-linked bonds, and an exposure to investment grade credit securities. For the BlackRock Bond Income Portfolio, its positions in structured products, specifically strong security selection and sector allocation to commercial mortgage-backed securities proved to be beneficial. An allocation to asset-backed securities added to performance as well, through exposure to the automotive and student loans sectors of the market.

Domestic equity portfolios as a whole detracted from relative results of the Allocation Portfolio. A number of portfolios underperformed

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

their respective asset class benchmarks, particularly those with a growth orientation, as the growth style noticeably trailed the value style during the reporting period. Not surprisingly, two of the large cap growth portfolios, BlackRock Capital Appreciation Portfolio and T. Rowe Price Large Cap Growth Portfolio were among the top performance detractors. The BlackRock Capital Appreciation Portfolio trailed the Russell 1000 Growth index by more than 500 bps. Performance was hurt by an oversight in high growth, high momentum stocks which underperformed the broad market. The growth sell-off in March and April was most pronounced among top 2013 winners, a number of which BlackRock owned such as Amazon and Yelp, pulling down performance. For the T. Rowe Price Large Cap Growth Portfolio, stock selection in the Information Technology sector detracted from performance. A combination of foreign exchange headwinds and slowing cross-border transaction volume weighed on both MasterCard and Visa. Also the portfolio’s limited exposure to Apple proved detrimental as shares soared in anticipation of new product cycles as well as plans for increased buybacks and a stock split. The WMC Core Equity Opportunities Portfolio also negatively impacted the Allocation Portfolio’s relative results, driven largely by its unfavorable stock selection within the Consumer Discretionary, Information Technology, and Consumer Staples sectors. The Portfolio’s overweight allocation to Industrials and underweight to Utilities further dampened its performance. On the positive side, the ClearBridge Aggressive Growth Portfolio was a big winner among all equity portfolios. Despite a headwind from a strong growth bias, the Portfolio managed to deliver a double digit return, outpacing both growth and core indices. Outperformance was driven in large part by focusing on companies that have shown the ability to both grow revenues and earnings/cash flows in a challenging economic environment, as well as on companies that have used the benefit of low interest rates to properly allocate capital. The T. Rowe Price Large Cap Value Portfolio also contributed positively, driven in part by its value style of investing, which was in favored by investors over the past six months. Industrials and Business Services proved to be the primary contributors, due to stock choices that included Southwest Airlines and Canadian Pacific Railway.

Among the underlying equity portfolios that invest outside the U.S., the Harris Oakmark International Portfolio hindered relative performance of the Allocation Portfolio, due primarily to stock selection, particularly in the United Kingdom, France, and the Netherlands. The Baillie Gifford International Stock Portfolio was another underperformer. Its overall positioning in the more cyclical companies within the Energy sector was a headwind in a market where a combination of geopolitical unrest and fears over weakening Chinese growth led investors to prefer the larger oil companies. However, the negative contribution from the above mentioned portfolios was largely offset by the positive contribution from the two sector portfolios, Clarion Global Real Estate Portfolio and Van Eck Global Natural Resources Portfolio as real estate and energy stocks rallied strongly during the first half of the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results todiffer materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Asset Allocation 40 Portfolio
Class A	4.42	12.29	11.04	6.34
Class B	4.26	12.00	10.77	6.06
Dow Jones Moderately Conservative Index	5.29	12.20	9.45	6.12

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 40% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	14.4
BlackRock Bond Income Portfolio (Class A)	9.0
Western Asset Management U.S. Government Portfolio (Class A)	8.5
JPMorgan Core Bond Portfolio (Class A)	8.1
PIMCO Inflation Protected Bond Portfolio (Class A)	5.8
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.8
T. Rowe Price Large Cap Value Portfolio (Class A)	3.7
MFS Value Portfolio (Class A)	3.7
WMC Core Equity Opportunities Portfolio (Class A)	3.4
Invesco Comstock Portfolio (Class A)	3.1

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.69%	$1,000.00	$1,044.20	$3.50
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

Class B(a)	Actual	0.94%	$1,000.00	$1,042.60	$4.76
	Hypothetical*	0.94%	$1,000.00	$1,020.13	$4.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	17,139,687	$184,080,235
BlackRock Bond Income Portfolio (Class A) (a)	7,525,277	817,847,129
BlackRock Capital Appreciation Portfolio (Class A) (a)	5,039,608	191,807,465
BlackRock High Yield Portfolio (Class A) (b)	5,572,095	46,749,879
BlackRock Large Cap Value Portfolio (Class A) (a)	19,728,022	190,769,975
Clarion Global Real Estate Portfolio (Class A) (b)	7,841,776	95,591,244
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,342,137	97,605,491
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	3,055,941	47,764,360
Harris Oakmark International Portfolio (Class A) (b)	13,428,446	231,506,417
Invesco Comstock Portfolio (Class A) (b)	18,512,020	284,529,744
Invesco Small Cap Growth Portfolio (Class A) (b)	7,585,207	144,422,341
Jennison Growth Portfolio (Class A) (a)	9,384,446	145,083,530
JPMorgan Core Bond Portfolio (Class A) (b)	71,416,686	734,877,699
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,038,515	90,340,574
Lord Abbett Bond Debenture Portfolio (Class A) (b)	3,557,349	46,885,861
Met/Artisan International Portfolio (Class A) (b) (c)	8,790,274	92,034,166
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	169,227	47,334,383
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	17,477,153	181,063,301
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	34,257,600	340,863,123
Met/Templeton International Bond Portfolio (Class A) (b)	22,777,853	261,489,750
MFS Emerging Markets Equity Portfolio (Class A) (b)	8,962,338	96,524,379
MFS Research International Portfolio (Class A) (b)	11,703,396	141,259,988
MFS Value Portfolio (Class A) (a)	19,040,802	330,929,130
Neuberger Berman Genesis Portfolio (Class A) (a)	5,250,542	95,349,842

Affiliated Investment Companies—(Continued)
Oppenheimer Global Equity Portfolio (Class A) (b)	2,210,688	45,960,204
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	50,110,261	521,647,816
PIMCO Total Return Portfolio (Class A) (b)	109,202,992	1,303,883,730
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	9,811,206	229,091,659
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	9,716,903	333,192,613
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	4,072,915	47,897,482
Third Avenue Small Cap Value Portfolio (Class A) (b)	4,592,483	96,442,143
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,034,888	95,471,936
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	12,958,402	174,938,429
Western Asset Management U.S. Government Portfolio (Class A) (a)	63,930,196	769,080,262
WMC Core Equity Opportunities Portfolio (Class A) (a)	7,672,446	309,353,033
WMC Large Cap Research Portfolio (Class A) (b)	13,549,269	184,676,543

Total Mutual Funds (Cost $8,217,475,652)		9,048,345,856

Total Investments—100.0% (Cost $8,217,475,652) (d)		9,048,345,856
Other assets and liabilities (net)—0.0%		(2,445,257)

Net Assets—100.0%		$9,045,900,599

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of June 30, 2014, the aggregate cost of investments was $8,217,475,652. The aggregate unrealized appreciation and depreciation of investments were $887,048,753 and $(56,178,549), respectively, resulting in net unrealized appreciation of $830,870,204.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,048,345,856	$—	$—	$9,048,345,856
Total Investments	$9,048,345,856	$—	$—	$9,048,345,856

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Affiliated investments at value (a)	$9,048,345,856
Receivable for:
Investments sold	6,463,039
Fund shares sold	120,196

Total Assets	9,054,929,091
Liabilities
Payables for:
Fund shares redeemed	6,583,235
Accrued expenses:
Management fees	402,623
Distribution and service fees	1,834,995
Deferred trustees’ fees	162,223
Other expenses	45,416

Total Liabilities	9,028,492

Net Assets	$9,045,900,599

Net assets consist of:
Paid in surplus	$7,881,366,837
Undistributed net investment income	29,016,767
Accumulated net realized gain	304,646,791
Unrealized appreciation on affiliated investments	830,870,204

Net Assets	$9,045,900,599

Net Assets
Class A	$117,077,376
Class B	8,928,823,223
Capital Shares Outstanding*
Class A	9,257,286
Class B	711,104,525
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.65
Class B	12.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $8,217,475,652.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$35,781,623

Total investment income	35,781,623
Expenses
Management fees	1,262,589
Administration fees	10,941
Custodian and accounting fees	12,898
Distribution and service fees—Class B	5,245,781
Audit and tax services	14,783
Legal	37,934
Trustees’ fees and expenses	17,230
Miscellaneous	6,453

Total expenses	6,608,609

Net Investment Income	29,173,014

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	281,892,028
Capital gain distributions from Affiliated Underlying Portfolios	37,894,526

Net realized gain	319,786,554

Net change in unrealized depreciation on affiliated investments	(54,081,902)

Net realized and unrealized gain	265,704,652

Net Increase in Net Assets From Operations	$294,877,666

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,173,014	$37,223,856
Net realized gain	319,786,554	85,696,460
Net change in unrealized appreciation (depreciation)	(54,081,902)	59,784,094

Increase in net assets from operations	294,877,666	182,704,410

From Distributions to Shareholders
Net investment income
Class A	(3,378,136)	(2,796,845)
Class B	(47,144,461)	(41,855,943)
Net realized capital gains
Class A	(3,987,034)	(1,053,884)
Class B	(60,578,097)	(17,273,881)

Total distributions	(115,087,728)	(62,980,553)

Increase (decrease) in net assets from capital share transactions	7,080,002,549	(48,986,259)

Total increase in net assets	7,259,792,487	70,737,598

Net Assets
Beginning of period	1,786,108,112	1,715,370,514

End of period	$9,045,900,599	$1,786,108,112

Undistributed net investment income
End of period	$29,016,767	$50,366,350

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	821,205	$10,418,786	1,772,088	$22,163,090
Shares issued through acquisition	118,331	1,450,736	0	0
Reinvestments	602,715	7,365,170	317,717	3,850,729
Redemptions	(577,634)	(7,367,770)	(1,815,178)	(22,693,095)

Net increase	964,617	$11,866,922	274,627	$3,320,724

Class B
Sales	4,141,548	$52,090,390	8,148,498	$101,089,311
Shares issued through acquisition	596,895,609	7,270,188,523	0	0
Reinvestments	8,873,358	107,722,558	4,911,115	59,129,824
Redemptions	(29,020,179)	(361,865,844)	(17,141,715)	(212,526,118)

Net increase (decrease)	580,890,336	$7,068,135,627	(4,082,102)	$(52,306,983)

Increase (decrease) derived from capital shares transactions		$7,080,002,549		$(48,986,259)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.99		$12.14	$11.25	$11.36	$10.54	$8.91

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.29	0.28	0.29	0.28	0.41
Net realized and unrealized gain (loss) on investments	0.30		1.04	1.02	(0.14)	0.94	1.63

Total from investment operations	0.55		1.33	1.30	0.15	1.22	2.04

Less Distributions
Distributions from net investment income	(0.41)		(0.35)	(0.37)	(0.26)	(0.40)	(0.34)
Distributions from net realized capital gains	(0.48)		(0.13)	(0.04)	0.00	0.00	(0.07)

Total distributions	(0.89)		(0.48)	(0.41)	(0.26)	(0.40)	(0.41)

Net Asset Value, End of Period	$12.65		$12.99	$12.14	$11.25	$11.36	$10.54

Total Return (%) (b)	4.42	(c)	11.20	11.74	1.27	11.78	24.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.06	(e)	0.08	0.08	0.08	0.10	0.10
Net ratio of expenses to average net assets (%) (d)(f)	0.06	(e)	0.08	0.08	0.08	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	1.95	(e)(h)	2.31	2.37	2.50	2.64	4.30
Portfolio turnover rate (%)	20	(c)	15	10	32	16	26
Net assets, end of period (in millions)	$117.1		$107.7	$97.3	$84.8	$86.2	$70.3

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.89		$12.05	$11.17	$11.28	$10.47	$8.85

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.26	0.25	0.24	0.25	0.38
Net realized and unrealized gain (loss) on investments	0.44		1.03	1.01	(0.11)	0.94	1.62

Total from investment operations	0.52		1.29	1.26	0.13	1.19	2.00

Less Distributions
Distributions from net investment income	(0.37)		(0.32)	(0.34)	(0.24)	(0.38)	(0.31)
Distributions from net realized capital gains	(0.48)		(0.13)	(0.04)	0.00	0.00	(0.07)

Total distributions	(0.85)		(0.45)	(0.38)	(0.24)	(0.38)	(0.38)

Net Asset Value, End of Period	$12.56		$12.89	$12.05	$11.17	$11.28	$10.47

Total Return (%) (b)	4.26	(c)	10.92	11.46	1.05	11.53	23.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.31	(e)	0.33	0.33	0.33	0.35	0.35
Net ratio of expenses to average net assets (%) (d)(f)	0.31	(e)	0.33	0.33	0.33	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	0.48	(e)(h)	2.10	2.16	2.16	2.31	4.08
Portfolio turnover rate (%)	20	(c)	15	10	32	16	26
Net assets, end of period (in millions)	$8,928.8		$1,678.4	$1,618.0	$1,498.6	$1,364.2	$1,022.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio) (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$966,843,172	$0	$1,206,416,148

With respect to the Portfolio’s mergers with Met Investors Series Trust MetLife Defensive Strategy Portfolio and Met Investors Series Trust MetLife Moderate Strategy Portfolio (see Note 9) on April 25, 2014, the Portfolio acquired long-term equity securities with a cost of $6,602,941,434 that are not included in the above non-U.S. Government purchases.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$1,262,589	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2014 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Baillie Gifford International Stock	3,499,409	14,163,482	(523,204)	17,139,687
BlackRock Bond Income	1,557,182	6,125,520	(157,425)	7,525,277
BlackRock Capital Appreciation	990,300	5,163,295	(1,113,987)	5,039,608
BlackRock High Yield	1,422,298	14,518,591	(10,368,794)	5,572,095
BlackRock Large Cap Value	3,065,295	30,290,262	(13,627,535)	19,728,022
Clarion Global Real Estate	1,568,400	10,717,502	(4,444,126)	7,841,776
ClearBridge Aggressive Growth	1,380,024	8,593,927	(3,631,814)	6,342,137
Frontier Mid Cap Growth	—	550,384	(550,384)	—
Goldman Sachs Mid Cap Value	1,039,162	4,525,530	(2,508,751)	3,055,941
Harris Oakmark International	2,389,106	11,851,442	(812,102)	13,428,446
Invesco Comstock	3,805,416	17,625,066	(2,918,462)	18,512,020
Invesco Small Cap Growth	1,807,941	6,795,991	(1,018,725)	7,585,207
Jennison Growth	1,762,477	10,548,535	(2,926,566)	9,384,446
JPMorgan Core Bond	11,007,462	61,568,439	(1,159,215)	71,416,686
JPMorgan Small Cap Value	461,918	4,683,742	(107,145)	5,038,515
Lord Abbett Bond Debenture	930,138	4,096,813	(1,469,602)	3,557,349
Met/Artisan International	—	8,919,591	(129,317)	8,790,274
Met/Artisan Mid Cap Value	68,472	236,954	(136,199)	169,227
Met/Dimensional International Small Company	—	2,996,408	(2,996,408)	—
Met/Eaton Vance Floating Rate	3,342,055	14,442,653	(307,555)	17,477,153
Met/Franklin Low Duration Total Return	7,018,649	27,841,168	(602,217)	34,257,600
Met/Templeton International Bond	4,520,341	18,690,734	(433,222)	22,777,853
MFS Emerging Markets Equity	1,687,237	8,532,175	(1,257,074)	8,962,338
MFS Research International	2,284,354	13,740,103	(4,321,061)	11,703,396
MFS Value	4,694,365	21,611,719	(7,265,282)	19,040,802
Neuberger Berman Genesis	1,015,597	6,233,512	(1,998,567)	5,250,542
Oppenheimer Global Equity	—	2,246,227	(35,539)	2,210,688
PIMCO Inflation Protected Bond	11,939,482	39,045,571	(874,792)	50,110,261
PIMCO Total Return	22,207,312	97,058,079	(10,062,399)	109,202,992
T. Rowe Price Large Cap Growth	1,893,047	8,205,392	(287,233)	9,811,206
T. Rowe Price Large Cap Value	2,576,002	9,464,264	(2,323,363)	9,716,903
T. Rowe Price Mid Cap Growth	1,503,974	4,475,121	(1,906,180)	4,072,915
Third Avenue Small Cap Value	1,315,291	4,962,519	(1,685,327)	4,592,483
Van Eck Global Natural Resources	1,263,823	5,066,597	(295,532)	6,034,888
Western Asset Management Strategic Bond Opportunities	2,116,592	11,131,647	(289,837)	12,958,402
Western Asset Management U.S. Government*	13,089,672	51,930,696	(1,090,172)	63,930,196
WMC Core Equity Opportunities	1,293,728	6,562,809	(184,091)	7,672,446
WMC Large Cap Research	—	13,794,037	(244,768)	13,549,269

*      The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2014. The most recent Annual Report of the
Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Baillie Gifford International Stock	$875,716	$—	$487,470	$184,080,235
BlackRock Bond Income	701,493	—	5,836,116	817,847,129
BlackRock Capital Appreciation	8,027,434	—	22,243	191,807,465
BlackRock High Yield	2,932,916	551,211	750,789	46,749,879
BlackRock Large Cap Value	(4,672,781)	8,293,127	455,128	190,769,975
Clarion Global Real Estate	19,003,416	—	327,492	95,591,244
ClearBridge Aggressive Growth	18,979,184	—	55,026	97,605,491
Frontier Mid Cap Growth	1,348,631	—	—	—
Goldman Sachs Mid Cap Value	10,658,080	3,154,797	139,891	47,764,360
Harris Oakmark International	4,940,087	4,063,733	1,104,950	231,506,417
Invesco Comstock	24,664,022	—	622,856	284,529,744
Invesco Small Cap Growth	5,942,985	3,885,209	—	144,422,341
Jennison Growth	8,209,380	1,389,935	68,357	145,083,530
JPMorgan Core Bond	(338,377)	641,744	1,991,619	734,877,699
JPMorgan Small Cap Value	132,806	1,040,323	95,055	90,340,574
Lord Abbett Bond Debenture	(169,930)	331,312	710,717	46,885,861
Met/Artisan International	10,308	—	—	92,034,166
Met/Artisan Mid Cap Value	19,220,419	—	127,279	47,334,383
Met/Dimensional International Small Company	7,263,059	—	—	—
Met/Eaton Vance Floating Rate	104,424	149,068	1,262,104	181,063,301
Met/Franklin Low Duration Total Return	(39,461)	—	1,589,568	340,863,123
Met/Templeton International Bond	601,950	—	2,526,412	261,489,750
MFS Emerging Markets Equity	5,229,535	—	187,828	96,524,379
MFS Research International	11,582,581	—	638,352	141,259,988
MFS Value	56,791,144	3,805,093	1,363,752	330,929,130
Neuberger Berman Genesis	11,662,491	—	68,324	95,349,842
Oppenheimer Global Equity	11,854	—	—	45,960,204
PIMCO Inflation Protected Bond	(518,890)	—	2,247,548	521,647,816
PIMCO Total Return	9,487,502	—	6,714,037	1,303,883,730
T. Rowe Price Large Cap Growth	3,970,091	3,033,222	26,561	229,091,659
T. Rowe Price Large Cap Value	28,293,582	—	1,234,344	333,192,613
T. Rowe Price Mid Cap Growth	9,508,716	1,675,109	—	47,897,482
Third Avenue Small Cap Value	11,864,539	1,065,453	74,042	96,442,143
Van Eck Global Natural Resources	1,503,423	283,856	91,370	95,471,936
Western Asset Management Strategic Bond Opportunities	386,783	—	1,517,178	174,938,429
Western Asset Management U.S. Government	(118,037)	—	3,066,055	769,080,262
WMC Core Equity Opportunities	3,782,383	4,531,334	379,160	309,353,033
WMC Large Cap Research	58,570	—	—	184,676,543

	$281,892,028	$37,894,526$	35,781,623	$9,048,345,856

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$44,793,771	$48,495,247	$18,186,782	$5,223,827	$62,980,553	$53,719,074

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$52,131,749	$62,455,615	$199,679,736	$—	$314,267,100

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A and Class B net assets of $110,043,214 and $1,648,206,168, respectively, acquired all the assets and liabilities of both MetLife Defensive Strategy Portfolio of the Met Investors Series Trust (“MetLife Defensive Strategy”) and MetLife Moderate Strategy Portfolio of the Met Investors Series Trust (“MetLife Moderate Strategy”).

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Net Assets Prior to Acquisition	Shares Issued By Portfolio
MetLife Defensive Strategy	Class A	2,596	$26,376	2,151
MetLife Defensive Strategy	Class B	239,308,576	2,419,426,306	198,639,270
MetLife Moderate Strategy	Class A	127,474	1,424,360	116,180
MetLife Moderate Strategy	Class B	435,277,824	4,850,762,217	398,256,339

Each shareholder of MetLife Defensive Strategy and MetLife Moderate Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. All costs associated with the merger were borne by the shareholders of the Portfolios.

MetLife Defensive Strategy’s net assets on April 25, 2014 were $26,376 and $2,419,426,306 for Class A and B shares, respectively, including investments valued at $2,420,095,150 with a cost basis of $2,283,459,843. MetLife Moderate Strategy’s net assets on April 25, 2014 were $1,424,360 and $4,850,762,217 for Class A and Class B shares, respectively, including investments valued at $4,853,371,562 with a cost basis of $4,319,481,590. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $9,029,888,641, which included $136,635,307 and $533,889,971 of acquired unrealized appreciation on investments from MetLife Defensive Strategy and MetLife Moderate Strategy, respectively.

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the period ended June 30, 2014 are as follows:

Net Investment income	$167,505,165	(a)
Net realized and unrealized gain on investments	205,220,847	(b)

Net increase in net assets from operations	$372,726,012

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Defensive Strategy and MetLife Moderate Strategy that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

(a)	$29,173,014 net investment income as reported plus $49,602,970 from MetLife Defensive Strategy pre-merger net investment income, plus $88,380,787 from MetLife Moderate Strategy premerger net investment income, plus $240,411 in lower net advisory fees, plus $107,983 of pro-forma eliminated other expenses.
(b)	$830,870,204 unrealized appreciation as reported minus $1,218,019,715 pro-forma December 31, 2013 unrealized appreciation, plus $319,786,554 net realized gain as reported, plus $74,144,708 and $198,439,096 in net realized gain from MetLife Defensive Strategy and MetLife Moderate Strategy pre-merger, respectively.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders, held February 21, 2014, the shareholders of the portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization providing for the sale of the assets of MIST Portfolio to, and the assumption of the liabilities of MIST Portfolio by, the MetLife Conservative to Moderate Allocation Portfolio (to be renamed MetLife Asset Allocation 40 Portfolio) (“MSF Portfolio”), a series of the Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the distribution of such shares to the shareholders of MIST Portfolio in complete liquidation of MIST Portfolio.	348,158,016.208	11,159,315.829	34,112,568.672	393,429,900.709

To approve an Agreement and Plan of Reorganization providing for the sale of the assets of MIST Portfolio to, and the assumption of the liabilities of MIST Portfolio by, the MetLife Conservative to Moderate Allocation Portfolio (to be renamed MetLife Asset Allocation 40 Portfolio) (“MSF Portfolio”), a series of the Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the distribution of such shares to the shareholders of MIST Portfolio in complete liquidation of MIST Portfolio.	186,778,071.231	8,387,939.361	23,960,293.726	219,126,304.319

MSF-16

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the MetLife Asset Allocation 60 Portfolio returned 4.75% and 4.58%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.77%.

MARKET ENVIRONMENT / CONDITIONS

The equity market started the year in a sell-off mode with the majority of equity indices turning south driven by renewed concerns over emerging markets and the elevated valuation level in the stock market after a record high year in 2013. The Federal Reserve’s (the “Fed”) new chair Janet Yellen gave her first speech on February 11, 2014, which emphasized continuity in the Fed’s approach to monetary policy. This speech, combined with solid fourth quarter earnings reports, boosted investors’ confidence and resulted in a strong market rally in February. The market pared back again in March due to heightened tension in Ukraine. In addition, high growth internet and biotech stocks, which were among the best performing stocks in 2013, endured a substantial drawdown in March through April. More negative news came out during the second quarter: lower than expected retail sales, a shrinking first quarter Gross Domestic Product (“GDP”) number blamed on the harsh winter weather, and escalating violence in Iraq. However, the market decided to shrug off recent geopolitical flare-ups and first quarter weakness. Instead, investors chose to focus on a variety of other economic indicators that were telling a more upbeat story and bet on an improving second quarter. As a result, many of the equity markets worldwide finished the first half of 2014 in a strongly positive territory.

The U.S. equity market, as measured by the S&P 500 Index, scored a gain of 7.1% over the six month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 3.2%. Growth stocks underperformed value stocks across market cap segments, most prominently across mid cap stocks. With respect to industry sectors, Utilities turned out to be the best performing sector, benefiting from an unexpected decline in interest rates. Energy stocks rallied strongly on fears of a potential oil and gas shortage amid continuing turmoil in Iraq and Ukraine. On the other end of the spectrum, Consumer Discretionary stocks lagged the most. The retail industry suffered from harsh winter weather. Stocks of online retailers saw a sizable correction during the internet sell off in March and April after a remarkable year in 2013. Equity markets outside the U.S. delivered positive performance as well, both in developed markets as well as in emerging markets. The MSCI EAFE Index and the MSCI Emerging Markets Index gained 4.8% and 6.1%, respectively.

The bond market rallied in the first half of the year. U.S. Treasury yields unexpectedly declined in the first half of 2014 as rising geopolitical risk bolstered demand for safe-haven assets. The 10-year Treasury yield declined to 2.5% at the end of June from 3.0% six months earlier. The long end of the curve dropped significantly more than the short end as the yield curve flattened. Both investment grade and high yield bonds outperformed Treasuries as credit spreads narrowed. Over the six month period, the Barclays U.S. Aggregate Bond Index advanced 3.9%. The bond market outside the U.S. was strong as well, with the Barclays Global Aggregate ex-U.S. Index gaining 5.6%. Bond markets in Europe enjoyed a particularly strong ride, boosted by additional monetary accommodation implemented by the European Central Bank (the “ECB”). The ECB introduced an expanded long-term loan program to encourage banks to increase their lending and also cut its overnight rate to -10 basis points (“bps”).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 60 Portfolio (the “Allocation Portfolio”) invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income. During the reporting period, we implemented a moderate increase in the Allocation Portfolio’s exposure to the international equity asset class, which was funded by domestic equity, to better align with global market capitalizations.

Over the six month period, the Allocation Portfolio moderately underperformed the Dow Jones Moderate Index due primarily to certain style exposures that were out of favor in some underlying equity portfolios and a somewhat defensive duration and yield curve positioning in the underlying bond portfolios in a declining interest rate environment.

Domestic equity portfolios as a whole detracted from relative results of the Allocation Portfolio. A number of portfolios underperformed their respective asset class benchmarks, particularly those with a growth orientation, as the growth style noticeably trailed the value style during the reporting period. Not surprisingly, two of the large cap growth portfolios, BlackRock Capital Appreciation Portfolio and T. Rowe Price Large Cap Growth Portfolio were the top two performance detractors. The BlackRock Capital Appreciation Portfolio trailed the Russell 1000 Growth Index by more than 500 bps. Performance was hurt by an overweight to high growth, high momentum stocks which underperform the broad market. The growth sell-off in March and April was most pronounced among top 2013 winners, a number of which BlackRock owned such as Amazon and Yelp, pulling down performance. For the T. Rowe Price Large Cap Growth Portfolio, stock selection in the Information Technology sector detracted from performance. A combination of foreign exchange headwinds and slowing cross-border transaction volume weighed on both MasterCard and Visa. Also, the Portfolio’s limited exposure to Apple proved detrimental as shares soared in anticipation of new product cycles as well as plans for increased buybacks and a stock split. The WMC Core Equity Opportunities Portfolio also negatively impacted the Allocation Portfolio’s relative results, driven largely by its unfavorable stock selection within the Consumer Discretionary, Information Technology, and Consumer Staples sectors. The Portfolio’s overweight allocation to Industrials and

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

underweight to Utilities further dampened its performance. In contrast, the ClearBridge Aggressive Growth Portfolio was a big winner among all underlying portfolios. Despite a headwind from a strong growth bias, the Portfolio managed to deliver a double digit return, outpacing both growth and core indices. Outperformance was driven in large part by focusing on companies that have shown the ability to both grow revenues and earnings/cash flows in a challenging economic environment.

Among the underlying equity portfolios that invest outside the U.S., the Harris Oakmark International Portfolio hindered relative performance of the Allocation Portfolio, due primarily to stock selection, particularly in the United Kingdom, France, and the Netherlands. The Baillie Gifford International Stock Portfolio was another underperformer. Its overall positioning in the more cyclical companies within the Energy sector was a headwind in a market where a combination of geopolitical unrest and fears over weakening Chinese growth led investors to prefer the larger oil companies. However, the negative contribution from the above mentioned portfolios was more than compensated for by the positive contribution from the two sector portfolios, Clarion Global Real Estate Portfolio and Van Eck Global Natural Resources Portfolio as real estate and energy stocks rallied strongly during the first half of the year.

On the fixed income side, the PIMCO Total Return Portfolio was the top performance detractor due to its defensive duration and yield curve positioning given declining rates and a flattening yield curve over the six month period. Similarly, the Met/Franklin Low Duration Total Return Portfolio also hurt the Allocation Portfolio’s relative results as it focused on the shorter end of the yield curve. The Western U.S. Government Bond Portfolio detracted from the Allocation Portfolio as well, as Treasuries and Agency bonds underperformed credit-based bonds during the reporting period. Conversely, both the BlackRock Bond Income and PIMCO Inflation Protected Bond Portfolios provided a positive contribution to the Allocation Portfolio. For the BlackRock Bond Income Portfolio, its positions in structured products, specifically strong security selection and sector allocation to commercial mortgage-backed securities proved to be beneficial. An allocation to asset-backed securities added to performance as well, through exposure to the automotive and student loans sectors of the market. The PIMCO Inflation Protected Bond Portfolio also added value as Treasury Inflation-Protected Securities rallied strongly over the six month period.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Asset Allocation 60 Portfolio
Class A	4.75	16.63	13.23	6.78
Class B	4.58	16.40	12.96	6.52
Dow Jones Moderate Index	5.77	16.21	12.21	7.31

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	8.1
BlackRock Bond Income Portfolio (Class A)	6.1
JPMorgan Core Bond Portfolio (Class A)	5.1
Western Asset Management U.S. Government Portfolio (Class A)	4.7
MFS Value Portfolio (Class A)	4.6
T. Rowe Price Large Cap Value Portfolio (Class A)	4.2
WMC Core Equity Opportunities Portfolio (Class A)	4.1
Jennison Growth Portfolio (Class A)	3.7
BlackRock Large Cap Value Portfolio (Class A)	3.6
Invesco Comstock Portfolio (Class A)	3.6

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.71%	$1,000.00	$1,047.50	$3.60
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B(a)	Actual	0.96%	$1,000.00	$1,045.80	$4.87
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	41,296,611	$443,525,598
BlackRock Bond Income Portfolio (Class A) (a)	9,661,601	1,050,022,770
BlackRock Capital Appreciation Portfolio (Class A) (a)	13,388,305	509,558,900
BlackRock High Yield Portfolio (Class A) (b)	12,466,446	104,593,479
BlackRock Large Cap Value Portfolio (Class A) (a)	64,930,371	627,876,683
Clarion Global Real Estate Portfolio (Class A) (b)	28,993,587	353,431,830
ClearBridge Aggressive Growth Portfolio (Class A) (b)	33,886,703	521,516,354
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	5,472,187	85,530,289
Harris Oakmark International Portfolio (Class A) (b)	30,404,138	524,167,334
Invesco Comstock Portfolio (Class A) (b)	40,732,349	626,056,198
Invesco Small Cap Growth Portfolio (Class A) (b)	18,899,334	359,843,312
Jennison Growth Portfolio (Class A) (a)	41,096,040	635,344,774
JPMorgan Core Bond Portfolio (Class A) (b)	86,080,171	885,764,955
JPMorgan Small Cap Value Portfolio (Class A) (b)	9,872,722	177,017,897
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	5,865,796	84,115,512
Lord Abbett Bond Debenture Portfolio (Class A) (b)	9,286,183	122,391,886
Met/Artisan International Portfolio (Class A) (b)	31,836,694	333,330,186
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	631,594	176,663,054
Met/Dimensional International Small Company Portfolio (Class A) (a)	10,425,000	175,869,757
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	32,051,128	332,049,689
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	48,161,506	479,206,984
Met/Templeton International Bond Portfolio (Class A) (b)	44,042,300	505,605,607
MFS Emerging Markets Equity Portfolio (Class A) (b)	29,676,381	319,614,623
MFS Research International Portfolio (Class A) (b)	29,338,958	354,121,226
MFS Value Portfolio (Class A) (a)	46,073,682	800,760,590
Neuberger Berman Genesis Portfolio (Class A) (a)	14,480,064	262,957,955
Oppenheimer Global Equity Portfolio (Class A)	4,008,702	83,340,914
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	48,849,449	508,522,766
PIMCO Total Return Portfolio (Class A) (b)	116,349,614	1,389,214,395
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	23,365,640	545,587,682
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	20,953,967	718,511,513

Affiliated Investment Companies—(Continued)
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	15,234,030	179,152,190
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	11,393,982	256,364,588
Third Avenue Small Cap Value Portfolio (Class A) (b)	10,762,590	226,014,380
Van Eck Global Natural Resources Portfolio (Class A) (a)	23,091,638	365,309,716
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	14,404,168	194,456,274
Western Asset Management U.S. Government Portfolio (Class A) (a)	66,683,072	802,197,356
WMC Core Equity Opportunities Portfolio (Class A) (a)	17,574,377	708,598,862
WMC Large Cap Research Portfolio (Class A) (a)	30,770,871	419,406,974

Total Mutual Funds (Cost $14,926,049,850)		17,247,615,052

Total Investments—100.0% (Cost $14,926,049,850) (c)		17,247,615,052
Other assets and liabilities (net)—0.0%		(4,342,951)

Net Assets—100.0%		$17,243,272,101

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	As of June 30, 2014, the aggregate cost of investments was $14,926,049,850. The aggregate unrealized appreciation and depreciation of investments were $2,378,330,845 and $(56,765,643), respectively, resulting in net unrealized appreciation of $2,321,565,202.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$17,247,615,052	$—	$—	$17,247,615,052
Total Investments	$17,247,615,052	$—	$—	$17,247,615,052

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Affiliated investments at value (a)	$17,247,615,052
Receivable for:
Investments sold	11,102,274
Fund shares sold	1,233,856

Total Assets	17,259,951,182
Liabilities
Payables for:
Investments purchased	92,344
Fund shares redeemed	12,243,786
Accrued expenses:
Management fees	738,349
Distribution and service fees	3,465,584
Deferred trustees’ fees	108,818
Other expenses	30,200

Total Liabilities	16,679,081

Net Assets	$17,243,272,101

Net assets consist of:
Paid in surplus	$14,071,302,748
Undistributed net investment income	80,700,336
Accumulated net realized gain	769,703,815
Unrealized appreciation on affiliated investments	2,321,565,202

Net Assets	$17,243,272,101

Net Assets
Class A	$353,149,135
Class B	16,890,122,966
Capital Shares Outstanding*
Class A	26,161,102
Class B	1,255,091,246
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.50
Class B	13.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $14,926,049,850.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$95,400,348

Total investment income	95,400,348
Expenses
Management fees	2,598,369
Administration fees	10,941
Custodian and accounting fees	12,898
Distribution and service fees—Class B	11,643,482
Audit and tax services	14,783
Legal	30,712
Trustees’ fees and expenses	17,235
Miscellaneous	6,452

Total expenses	14,334,872

Net Investment Income	81,065,476

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	616,902,985
Capital gain distributions from Affiliated Underlying Portfolios	199,603,934

Net realized gain	816,506,919

Net change in unrealized depreciation on affiliated investments	(186,893,759)

Net realized and unrealized gain	629,613,160

Net Increase in Net Assets From Operations	$710,678,636

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$81,065,476	$93,435,102
Net realized gain	816,506,919	258,647,093
Net change in unrealized appreciation (depreciation)	(186,893,759)	542,145,252

Increase in net assets from operations	710,678,636	894,227,447

From Distributions to Shareholders
Net investment income
Class A	(7,722,496)	(6,579,578)
Class B	(110,873,673)	(98,876,180)
Net realized capital gains
Class A	(12,992,250)	(2,396,846)
Class B	(208,131,280)	(40,341,482)

Total distributions	(339,719,699)	(148,194,086)

Increase (decrease) in net assets from capital share transactions	11,119,966,060	(68,950,282)

Total increase in net assets	11,490,924,997	677,083,079

Net Assets
Beginning of period	5,752,347,104	5,075,264,025

End of period	$17,243,272,101	$5,752,347,104

Undistributed net investment income
End of period	$80,700,336	$118,231,029

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,308,119	$17,709,202	3,759,163	$47,811,309
Shares issued through acquisition	270,939	3,514,078	0	0
Reinvestments	1,605,794	20,714,746	738,193	8,976,424
Redemptions	(1,154,180)	(15,565,819)	(3,300,963)	(42,156,876)

Net increase	2,030,672	$26,372,207	1,196,393	$14,630,857

Class B
Sales	19,235,216	$252,482,609	14,696,439	$187,617,520
Shares issued through acquisition	854,334,141	11,046,540,441	0	0
Reinvestments	24,786,710	319,004,953	11,477,136	139,217,662
Redemptions	(39,313,256)	(524,434,150)	(32,218,569)	(410,416,321)

Net increase (decrease)	859,042,811	$11,093,593,853	(6,044,994)	$(83,581,139)

Increase (decrease) derived from capital shares transactions		$11,119,966,060		$(68,950,282)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.74		$11.98	$10.83	$11.14	$10.09	$8.40

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.25	0.23	0.22	0.20	0.30
Net realized and unrealized gain (loss) on investments	0.40		1.89	1.21	(0.34)	1.14	1.83

Total from investment operations	0.62		2.14	1.44	(0.12)	1.34	2.13

Less Distributions
Distributions from net investment income	(0.32)		(0.28)	(0.29)	(0.19)	(0.29)	(0.30)
Distributions from net realized capital gains	(0.54)		(0.10)	0.00	0.00	0.00	(0.14)

Total distributions	(0.86)		(0.38)	(0.29)	(0.19)	(0.29)	(0.44)

Net Asset Value, End of Period	$13.50		$13.74	$11.98	$10.83	$11.14	$10.09

Total Return (%) (b)	4.75	(c)	18.29	13.47	(1.14)	13.47	26.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.07
Net ratio of expenses to average net assets (%) (d)(f)	0.06	(e)	0.06	0.06	0.06	0.06	0.07
Ratio of net investment income to average net assets (%) (g)	1.61	(e)(h)	1.95	2.03	1.99	1.95	3.44
Portfolio turnover rate (%)	20	(c)	15	11	41	14	32
Net assets, end of period (in millions)	$353.1		$331.6	$274.8	$239.0	$233.4	$188.8

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.69		$11.94	$10.79	$11.10	$10.06	$8.37

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.22	0.21	0.19	0.17	0.27
Net realized and unrealized gain (loss) on investments	0.49		1.88	1.20	(0.33)	1.14	1.83

Total from investment operations	0.60		2.10	1.41	(0.14)	1.31	2.10

Less Distributions
Distributions from net investment income	(0.29)		(0.25)	(0.26)	(0.17)	(0.27)	(0.27)
Distributions from net realized capital gains	(0.54)		(0.10)	0.00	0.00	0.00	(0.14)

Total distributions	(0.83)		(0.35)	(0.26)	(0.17)	(0.27)	(0.41)

Net Asset Value, End of Period	$13.46		$13.69	$11.94	$10.79	$11.10	$10.06

Total Return (%) (b)	4.58	(c)	17.98	13.24	(1.37)	13.17	26.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.32
Net ratio of expenses to average net assets (%) (d)(f)	0.31	(e)	0.31	0.31	0.31	0.31	0.32
Ratio of net investment income to average net assets (%) (g)	0.65	(e)(h)	1.71	1.81	1.74	1.64	3.11
Portfolio turnover rate (%)	20	(c)	15	11	41	14	32
Net assets, end of period (in millions)	$16,890.1		$5,420.8	$4,800.4	$4,461.4	$4,219.7	$3,030.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio) (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,124,664,907	$0	$2,113,516,668

With respect to the Portfolio’s merger with Met Investors Series Trust MetLife Balanced Strategy Portfolio (see Note 9) on April 25, 2014, the Portfolio acquired long-term securities with a cost of $9,509,489,354 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,598,369	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2014 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Baillie Gifford International Stock	16,757,595	33,185,296	(8,646,280)	41,296,611
BlackRock Bond Income	3,281,051	6,450,994	(70,444)	9,661,601
BlackRock Capital Appreciation	3,995,975	9,652,696	(260,366)	13,388,305
BlackRock High Yield	3,831,483	8,778,089	(143,126)	12,466,446
BlackRock Large Cap Value*	19,948,238	56,541,587	(11,559,454)	64,930,371
Clarion Global Real Estate	9,567,506	19,967,921	(541,840)	28,993,587
ClearBridge Aggressive Growth	11,521,236	23,477,416	(1,111,949)	33,886,703
Goldman Sachs Mid Cap Value	3,368,370	16,149,360	(14,045,543)	5,472,187
Harris Oakmark International	9,251,039	28,028,935	(6,875,836)	30,404,138
Invesco Comstock	17,359,089	31,629,916	(8,256,656)	40,732,349
Invesco Small Cap Growth	7,437,714	22,418,126	(10,956,506)	18,899,334
Jennison Growth	14,108,871	29,076,078	(2,088,909)	41,096,040
JPMorgan Core Bond*	23,892,401	62,806,713	(618,943)	86,080,171
JPMorgan Small Cap Value*	2,998,775	7,070,885	(196,938)	9,872,722
Loomis Sayles Small Cap Growth	3,632,397	2,462,694	(229,295)	5,865,796
Lord Abbett Bond Debenture	2,924,363	6,483,952	(122,132)	9,286,183
Met/Artisan International*	—	32,050,122	(213,428)	31,836,694
Met/Artisan Mid Cap Value	222,153	426,473	(17,032)	631,594
Met/Dimensional International Small Company	3,557,396	14,053,079	(7,185,475)	10,425,000
Met/Eaton Vance Floating Rate*	10,367,598	21,924,175	(240,645)	32,051,128
Met/Franklin Low Duration Total Return*	16,341,675	32,172,345	(352,514)	48,161,506
Met/Templeton International Bond*	14,024,109	30,346,613	(328,422)	44,042,300
MFS Emerging Markets Equity	9,200,408	22,617,196	(2,141,223)	29,676,381
MFS Research International	11,054,527	29,565,935	(11,281,504)	29,338,958
MFS Value	17,028,061	42,306,174	(13,260,553)	46,073,682
Neuberger Berman Genesis	5,028,181	9,686,884	(235,001)	14,480,064
Oppenheimer Global Equity	—	4,035,459	(26,757)	4,008,702
PIMCO Inflation Protected Bond	16,046,401	33,167,993	(364,945)	48,849,449
PIMCO Total Return	41,095,101	76,214,501	(959,988)	116,349,614
T. Rowe Price Large Cap Growth	9,094,824	19,364,110	(5,093,294)	23,365,640
T. Rowe Price Large Cap Value	7,839,091	16,033,386	(2,918,510)	20,953,967
T. Rowe Price Mid Cap Growth	4,918,420	20,477,039	(10,161,429)	15,234,030
T. Rowe Price Small Cap Growth	1,283,538	10,254,667	(144,223)	11,393,982
Third Avenue Small Cap Value	7,180,783	8,947,287	(5,365,480)	10,762,590
Van Eck Global Natural Resources*	8,009,776	16,095,481	(1,013,619)	23,091,638
Western Asset Management Strategic Bond Opportunities	2,833,312	11,672,172	(101,316)	14,404,168

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Western Asset Management U.S. Government*	22,624,854	44,545,254	(487,036)	66,683,072
WMC Core Equity Opportunities	7,023,969	15,388,295	(4,837,887)	17,574,377
WMC Large Cap Research	—	30,976,701	(205,830)	30,770,871

*      The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2013. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Baillie Gifford International Stock	$8,789,939	$—	$2,425,130	$443,525,598
BlackRock Bond Income	(48,984)	—	12,582,516	1,050,022,770
BlackRock Capital Appreciation	2,108,491	—	91,999	509,558,900
BlackRock High Yield	321,865	1,541,632	2,099,808	104,593,479
BlackRock Large Cap Value	(4,901,397)	55,507,233	3,046,247	627,876,683
Clarion Global Real Estate	(1,645,160)	—	2,084,141	353,431,830
ClearBridge Aggressive Growth	6,566,622	—	481,803	521,516,354
Goldman Sachs Mid Cap Value	45,152,022	10,529,324	466,897	85,530,289
Harris Oakmark International	34,364,867	16,071,778	4,369,998	524,167,334
Invesco Comstock	68,740,461	—	2,900,019	626,056,198
Invesco Small Cap Growth	62,989,459	16,285,825	—	359,843,312
Jennison Growth	14,397,146	11,574,369	569,231	635,344,774
JPMorgan Core Bond	(187,988)	1,392,497	4,321,541	885,764,955
JPMorgan Small Cap Value	340,563	6,928,647	633,074	177,017,897
Loomis Sayles Small Cap Growth	1,085,652	6,570,196	—	84,115,512
Lord Abbett Bond Debenture	123,767	1,078,369	2,313,276	122,391,886
Met/Artisan International	9,363	—	—	333,330,186
Met/Artisan Mid Cap Value	2,540,542	—	423,339	176,663,054
Met/Dimensional International Small Company	31,702,596	1,997,115	1,278,558	175,869,757
Met/Eaton Vance Floating Rate	70,414	468,143	3,963,605	332,049,689
Met/Franklin Low Duration Total Return	(26,349)	—	3,724,877	479,206,984
Met/Templeton International Bond	430,706	—	7,941,742	505,605,607
MFS Emerging Markets Equity	9,740,991	—	1,054,187	319,614,623
MFS Research International	30,220,959	—	3,137,172	354,121,226
MFS Value	106,314,036	14,016,276	5,023,459	800,760,590
Neuberger Berman Genesis	1,681,414	—	339,743	262,957,955
Oppenheimer Global Equity	4,657	—	—	83,340,914
PIMCO Inflation Protected Bond	(262,712)	—	3,017,727	508,522,766
PIMCO Total Return	471,707	—	12,593,377	1,389,214,395
T. Rowe Price Large Cap Growth	42,553,820	15,073,755	131,995	545,587,682
T. Rowe Price Large Cap Value	35,984,872	—	3,837,486	718,511,513
T. Rowe Price Mid Cap Growth	43,257,245	5,571,663	—	179,152,190
T. Rowe Price Small Cap Growth	430,527	2,173,956	4,875	256,364,588
Third Avenue Small Cap Value	42,069,019	5,933,506	412,340	226,014,380
Van Eck Global Natural Resources	5,423,796	1,861,493	599,193	365,309,716
Western Asset Management Strategic Bond Opportunities	123,342	—	2,117,190	194,456,274
Western Asset Management U.S. Government	(67,561)	—	5,319,567	802,197,356
WMC Core Equity Opportunities	26,014,593	25,028,157	2,094,236	708,598,862
WMC Large Cap Research	17,683	—	—	419,406,974

	$616,902,985	$199,603,934	$95,400,348	$17,247,615,052

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$105,455,758	$115,466,093	$42,738,328	$—	$148,194,086	$115,466,093

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$122,832,371	$216,107,913	$918,983,472	$—	$1,257,923,756

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A and Class B net assets of $335,269,853 and $5,341,696,130, respectively, acquired all of the assets and liabilities of MetLife Balanced Strategy Portfolio of the Met Investors Series Trust (“MetLife Balanced Strategy”).

The acquisition was accomplished by a tax-free exchange of 270,939 Class A shares of the Portfolio (valued at $3,514,078) for 296,996 Class A shares of MetLife Balanced Strategy and 854,334,141 Class B shares of the Portfolio (valued at $11,046,540,441) for 936,790,443 Class B shares of MetLife Balanced Strategy. Each shareholder of MetLife Balanced Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MetLife Balanced Strategy may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. All costs associated with the merger were borne by the shareholders of the Portfolio.

MetLife Balanced Strategy’s net assets on April 25, 2014, were $3,514,078 and $11,046,540,441 for Class A and Class B shares, respectively, including investments valued at $11,052,624,568 with a cost basis of $9,509,489,354. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Balanced Strategy were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $16,727,020,502, which included $1,543,135,214 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the period ended June 30, 2014 are as follows:

Net investment income	$253,678,681	(a)
Net realized and unrealized gain on investments	518,836,574	(b)

Net increase in net assets from operations	$772,515,255

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Balanced Strategy that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$81,065,476 net investment income as reported, plus $172,432,275 from MetLife Balanced Strategy pre-merger net investment income, plus $120,205 in lower advisory fees, plus $60,725 of pro-forma eliminated other expenses.
(b)	$2,321,565,202 unrealized appreciation as reported, minus $3,161,050,146 pro-forma December 31, 2013 unrealized Appreciation, plus $816,506,919 net realized gain as reported, plus $541,814,599 in net realized gain from MetLife Balanced Strategy pre-merger.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders, held February 21, 2014, the shareholders of the portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization providing for the sale of the assets of MIST Portfolio to, and the assumption of the liabilities of MIST Portfolio by, the MetLife Moderate Allocation Portfolio (to be renamed MetLife Asset Allocation 60 Portfolio) (“MSF Portfolio”), a series of the Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the distribution of such shares to the shareholders of MIST Portfolio in complete liquidation of MIST Portfolio.	764,521,043.437	24,551,045.471	76,679,923.096	865,752,012.004

MSF-16

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the MetLife Asset Allocation 80 Portfolio returned 5.32% and 5.23%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 6.18%.

MARKET ENVIRONMENT / CONDITIONS

The equity market started the year in a sell-off mode with the majority of equity indices turning south driven by renewed concerns over emerging markets and the elevated valuation level in the stock market after a record high year in 2013. The Federal Reserve’s (the “Fed”) new chair Janet Yellen gave her first speech on February 11, 2014, which emphasized continuity in the Fed’s approach to monetary policy. This speech, combined with solid fourth quarter earnings reports, boosted investors’ confidence and resulted in a strong market rally in February. The market pared back again in March due to heightened tension in Ukraine. In addition, high growth internet and biotech stocks, which were among the best performing stocks in 2013, endured a substantial drawdown in March through April. More negative news came out during the second quarter: lower than expected retail sales, a shrinking first quarter Gross Domestic Product (“GDP”) number blamed on the harsh winter weather, and escalating violence in Iraq. However, the market decided to shrug off recent geopolitical flare-ups and first quarter weakness. Instead, investors chose to focus on a variety of other economic indicators that were telling a more upbeat story and bet on an improving second quarter. As a result, many of the equity markets worldwide finished the first half of 2014 in a strongly positive territory.

The U.S. equity market, as measured by the S&P 500 Index, scored a gain of 7.1% over the six month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 3.2%. Growth stocks underperformed value stocks across market cap segments, most prominently across mid cap stocks. With respect to industry sectors, Utilities turned out to be the best performing sector, benefiting from an unexpected decline in interest rates. Energy stocks rallied strongly on fears of a potential oil and gas shortage amid continuing turmoil in Iraq and Ukraine. On the other end of the spectrum, Consumer Discretionary stocks lagged the most. The retail industry suffered from harsh winter weather. Stocks of online retailers saw a sizable correction during the internet sell off in March and April after a remarkable year in 2013. Equity markets outside the U.S. delivered positive performance as well, both in developed markets as well as in emerging markets. The MSCI EAFE Index and the MSCI Emerging Markets Index gained 4.8% and 6.1%, respectively.

The bond market rallied in the first half of the year. U.S. Treasury yields unexpectedly declined in the first half of 2014 as rising geopolitical risk bolstered demand for safe-haven assets. The 10-year Treasury yield declined to 2.5% at the end of June from 3.0% six months earlier. The long end of the curve dropped significantly more than the short end as the yield curve flattened. Both investment grade and high yield bonds outperformed Treasuries as credit spreads narrowed. Over the six month period, the Barclays U.S. Aggregate Bond Index advanced 3.9%. The bond market outside the U.S. was strong as well, with the Barclays Global Aggregate ex-U.S. Index gaining 5.6%. Bond markets in Europe enjoyed a particularly strong ride, boosted by additional monetary accommodation implemented by the European Central Bank (the “ECB”). The ECB introduced an expanded long-term loan program to encourage banks to increase their lending and also cut its overnight rate to -10 basis points (“bps”).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 80 Portfolio (the “Allocation Portfolio”) invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income. During the reporting period, we implemented a moderate increase in the Allocation Portfolio’s exposure to the international equity asset class, which was funded by domestic equity, to better align with global market capitalizations.

Over the six month period, the Allocation Portfolio moderately underperformed the Dow Jones Moderately Aggressive Index due primarily to certain style exposures that were out of favor in some underlying equity portfolios and a somewhat defensive duration and yield curve positioning in the underlying bond portfolios in a declining interest rate environment.

Domestic equity portfolios as a whole detracted from relative results of the Allocation Portfolio. A number of portfolios underperformed their respective asset class benchmarks, particularly those with a growth orientation, as the growth style noticeably trailed the value style during the reporting period. Not surprisingly, three of the large cap growth portfolios, BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio, and T. Rowe Price Large Cap Growth Portfolio were the top performance detractors. The BlackRock Capital Appreciation Portfolio trailed the Russell 1000 Growth Index by more than 500 bps. Performance was hurt an overweight to high growth, high momentum stocks which underperformed the broad market. The sell-off in March and April was most pronounced among top 2013 winners, a number of which BlackRock owned such as Amazon and Yelp, pulling down performance. The Jennison Growth Portfolio’s performance also suffered from the correction in higher-valuation growth stocks during the middle of the reporting period. For the T. Rowe Price Large Cap Growth Portfolio, stock selection in the Information Technology sector detracted from performance. A combination of foreign exchange headwinds and slowing cross-border transaction volume weighed on both MasterCard and Visa. Also, the Portfolio’s limited exposure to Apple proved detrimental as shares soared in anticipation of new product cycles as well as plans for increased buybacks and a stock split. In addition to the growth portfolios mentioned above, the WMC Core Equity Opportunities Portfolio also negatively impacted the Allocation

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Portfolio’s relative results, driven largely by its unfavorable stock selection within the Consumer Discretionary, Information Technology, and Consumer Staples sectors. The Portfolio’s overweight allocation to Industrials and underweight to Utilities further dampened its performance. In contrast, the ClearBridge Aggressive Growth Portfolio was a big winner among all underlying portfolios. Despite a headwind from a strong growth bias, the Portfolio managed to deliver a double digit return, outpacing both growth and core indices. Outperformance was driven in large part by focusing on companies that have shown the ability to both grow revenues and earnings/cash flows in a challenging economic environment.

Among the underlying equity portfolios that invest outside the U.S., the Harris Oakmark International Portfolio hindered relative performance of the Allocation Portfolio, due primarily to stock selection, particularly in the United Kingdom, France, and the Netherlands. In addition, the Baillie Gifford International Stock and MFS Research International Portfolios were underperformers. The Baillie Gifford Portfolio’s overall positioning in the more cyclical companies within the Energy sector was a headwind in a market where a combination of geopolitical unrest and fears over weakening Chinese growth led investors to prefer the larger oil companies. The MFS Research International Portfolio’s overweight positions in banking and financial services firm Sumitomo Mitsui Financial Group (Japan), real estate firm Mitsubishi Estate (Japan), and wealth management firm Julius Baer Holding (Switzerland) weakened relative results as all three stocks underperformed the index over the period. However, the negative contribution from the above mentioned portfolios was more than compensated for by the positive contribution from the two sector portfolios, Clarion Global Real Estate Portfolio and Van Eck Global Natural Resources Portfolio as real estate and energy stocks rallied strongly during the first half of the year.

On the fixed income side, the PIMCO Total Return Portfolio was the top performance detractor due to its defensive duration and yield curve positioning given declining rates and a flattening yield curve over the six month period. The Met/Templeton International Bond Portfolio’s underperformance was largely driven by its currency exposures. Specifically, the Portfolio’s net negative position in the Japanese yen hurt relative performance as the currency appreciated against the U.S. dollar during the period. Conversely, both the BlackRock Bond Income and PIMCO Inflation Protected Bond Portfolios provided a positive contribution to the Allocation Portfolio. For the BlackRock Bond Income Portfolio, its positions in structured products, specifically strong security selection and sector allocation to commercial mortgage-backed securities proved to be beneficial. An allocation to asset-backed securities added to performance as well, through exposure to the automotive and student loans sectors of the market. The PIMCO Inflation Protected Bond Portfolio also added value as Treasury Inflation-Protected Securities rallied strongly over the six month period.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Asset Allocation 80 Portfolio
Class A	5.32	20.93	15.28	7.10
Class B	5.23	20.69	15.01	6.84
Dow Jones Moderately Aggressive Index	6.18	20.02	14.83	8.27

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Jennison Growth Portfolio (Class A)	5.3
MFS Value Portfolio (Class A)	5.1
ClearBridge Aggressive Growth Portfolio (Class A)	4.8
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.7
Invesco Comstock Portfolio (Class A)	4.6
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
WMC Core Equity Opportunities Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	4.0
BlackRock Capital Appreciation Portfolio (Class A)	3.6
BlackRock Large Cap Value Portfolio (Class A)	3.6

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.77%	$1,000.00	$1,053.20	$3.92
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B(a)	Actual	1.02%	$1,000.00	$1,052.30	$5.19
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	43,381,143	$465,913,475
BlackRock Bond Income Portfolio (Class A) (a)	3,345,315	363,568,819
BlackRock Capital Appreciation Portfolio (Class A) (a)	12,443,109	473,584,730
BlackRock High Yield Portfolio (Class A) (b)	7,269,920	60,994,631
BlackRock Large Cap Value Portfolio (Class A) (a)	48,810,675	471,999,226
Clarion Global Real Estate Portfolio (Class A) (b)	32,872,777	400,719,157
ClearBridge Aggressive Growth Portfolio (Class A) (b)	40,770,545	627,458,685
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,656,027	60,213,154
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	13,020,211	203,505,893
Harris Oakmark International Portfolio (Class A) (b)	30,449,249	524,945,058
Invesco Comstock Portfolio (Class A) (b)	39,387,834	605,391,005
Invesco Mid Cap Value Portfolio (Class A) (b)	3,198,337	63,902,768
Invesco Small Cap Growth Portfolio (Class A) (b)	20,091,192	382,536,292
Jennison Growth Portfolio (Class A) (a)	44,551,201	688,761,564
JPMorgan Core Bond Portfolio (Class A) (b)	35,221,939	362,433,749
JPMorgan Small Cap Value Portfolio (Class A) (b)	11,293,303	202,488,926
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	14,210,716	203,781,665
Lord Abbett Bond Debenture Portfolio (Class A) (b)	14,822,932	195,366,239
Met/Artisan International Portfolio (Class A) (b) (c)	29,836,434	312,387,463
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	452,840	126,664,011
Met/Dimensional International Small Company Portfolio (Class A) (a)	15,469,303	260,967,148
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	11,923,661	123,529,129
Met/Templeton International Bond Portfolio (Class A) (b)	31,962,644	366,931,150
MFS Emerging Markets Equity Portfolio (Class A) (b)	31,535,655	339,639,008
MFS Research International Portfolio (Class A) (b)	32,714,460	394,863,536
MFS Value Portfolio (Class A) (a)	38,383,093	667,098,165
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	3,646,721	59,879,154
Neuberger Berman Genesis Portfolio (Class A) (a)	7,280,948	132,222,007

Affiliated Investment Companies—(Continued)
Oppenheimer Global Equity Portfolio (Class A) (b)	6,010,520	124,958,719
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	17,832,588	185,637,237
PIMCO Total Return Portfolio (Class A) (b)	35,470,234	423,514,591
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	26,369,034	615,716,948
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	17,559,484	602,114,722
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	11,076,141	130,255,420
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	8,539,525	192,139,305
Third Avenue Small Cap Value Portfolio (Class A) (b)	9,716,555	204,047,646
Van Eck Global Natural Resources Portfolio (Class A) (a)	26,163,524	413,906,945
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	9,002,698	121,536,423
WMC Core Equity Opportunities Portfolio (Class A) (a)	13,767,876	555,120,743
WMC Large Cap Research Portfolio (Class A) (b)	27,680,419	377,284,115

Total Mutual Funds (Cost $10,653,688,361)		13,087,978,621

Total Investments—100.0% (Cost $10,653,688,361) (d)		13,087,978,621
Other assets and liabilities (net)—0.0%		(3,339,253)

Net Assets—100.0%		$13,084,639,368

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of June 30, 2014, the aggregate cost of investments was $10,653,688,361. The aggregate unrealized appreciation and depreciation of investments were $2,447,686,253 and $(13,395,993), respectively, resulting in net unrealized appreciation of $2,434,290,260.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$13,087,978,621	$—	$—	$13,087,978,621
Total Investments	$13,087,978,621	$—	$—	$13,087,978,621

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Affiliated investments at value (a)	$13,087,978,621
Receivable for:
Investments sold	6,637,810
Fund shares sold	475,989

Total Assets	13,095,092,420
Liabilities
Payables for:
Fund shares redeemed	7,113,798
Accrued expenses:
Management fees	565,318
Distribution and service fees	2,591,192
Deferred trustees’ fees	145,581
Other expenses	37,163

Total Liabilities	10,453,052

Net Assets	$13,084,639,368

Net assets consist of:
Paid in surplus	$10,117,030,448
Undistributed net investment income	36,427,189
Accumulated net realized gain	496,891,471
Unrealized appreciation on affiliated investments	2,434,290,260

Net Assets	$13,084,639,368

Net Assets
Class A	$402,000,668
Class B	12,682,638,700
Capital Shares Outstanding*
Class A	26,991,351
Class B	853,723,184
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.89
Class B	14.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,653,688,361.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$46,526,343

Total investment income	46,526,343
Expenses
Management fees	1,855,627
Administration fees	10,941
Custodian and accounting fees	12,898
Distribution and service fees—Class B	7,884,030
Audit and tax services	14,783
Legal	28,731
Trustees’ fees and expenses	17,229
Miscellaneous	6,452

Total expenses	9,830,691

Net Investment Income	36,695,652

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	511,323,685
Capital gain distributions from Affiliated Underlying Portfolios	146,003,912

Net realized gain	657,327,597

Net change in unrealized depreciation on affiliated investments	(53,432,575)

Net realized and unrealized gain	603,895,022

Net Increase in Net Assets From Operations	$640,590,674

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,695,652	$45,618,891
Net realized gain	657,327,597	149,936,947
Net change in unrealized appreciation (depreciation)	(53,432,575)	488,271,654

Increase in net assets from operations	640,590,674	683,827,492

From Distributions to Shareholders
Net investment income
Class A	(6,892,559)	(5,386,470)
Class B	(49,304,918)	(40,897,027)

Total distributions	(56,197,477)	(46,283,497)

Increase (decrease) in net assets from capital share transactions	9,092,189,027	(128,652,792)

Total increase in net assets	9,676,582,224	508,891,203

Net Assets
Beginning of period	3,408,057,144	2,899,165,941

End of period	$13,084,639,368	$3,408,057,144

Undistributed net investment income
End of period	$36,427,189	$55,929,014

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,698,640	$24,512,938	3,356,293	$43,401,052
Shares issued through acquisition	484,673	6,867,812	0	0
Reinvestments	489,529	6,892,559	441,152	5,386,470
Redemptions	(1,022,170)	(14,779,286)	(3,119,781)	(40,320,464)

Net increase	1,650,672	$23,494,023	677,664	$8,467,058

Class B
Sales	23,628,923	$335,577,489	7,237,868	$94,690,186
Shares issued through acquisition	640,104,987	9,051,084,521	0	0
Reinvestments	3,509,247	49,304,918	3,357,720	40,897,027
Redemptions	(25,449,362)	(367,271,924)	(21,031,859)	(272,707,063)

Net increase (decrease)	641,793,795	$9,068,695,004	(10,436,271)	$(137,119,850)

Increase (decrease) derived from capital shares transactions		$9,092,189,027		$(128,652,792)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.41		$11.78	$10.39	$10.94	$9.74	$7.90

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.21	0.18	0.18	0.14	0.21
Net realized and unrealized gain (loss) on investments	0.56		2.64	1.45	(0.55)	1.29	2.00

Total from investment operations	0.75		2.85	1.63	(0.37)	1.43	2.21

Less Distributions
Distributions from net investment income	(0.27)		(0.22)	(0.24)	(0.18)	(0.23)	(0.25)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.27)		(0.22)	(0.24)	(0.18)	(0.23)	(0.37)

Net Asset Value, End of Period	$14.89		$14.41	$11.78	$10.39	$10.94	$9.74

Total Return (%) (b)	5.32	(c)	24.51	15.82	(3.55)	14.89	29.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.06	(e)	0.07	0.07	0.07	0.07	0.07
Net ratio of expenses to average net assets (%) (d)(f)	0.06	(e)	0.07	0.07	0.07	0.07	0.07
Ratio of net investment income to average net assets (%) (g)	1.30	(e)(h)	1.65	1.60	1.66	1.45	2.49
Portfolio turnover rate (%)	26	(c)	13	13	46	17	37
Net assets, end of period (in millions)	$402.0		$365.2	$290.4	$246.1	$246.0	$201.9

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.36		$11.73	$10.36	$10.91	$9.71	$7.87

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.19	0.15	0.16	0.12	0.19
Net realized and unrealized gain (loss) on investments	0.67		2.63	1.43	(0.56)	1.29	1.99

Total from investment operations	0.74		2.82	1.58	(0.40)	1.41	2.18

Less Distributions
Distributions from net investment income	(0.24)		(0.19)	(0.21)	(0.15)	(0.21)	(0.22)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.24)		(0.19)	(0.21)	(0.15)	(0.21)	(0.34)

Net Asset Value, End of Period	$14.86		$14.36	$11.73	$10.36	$10.91	$9.71

Total Return (%) (b)	5.23	(c)	24.31	15.39	(3.77)	14.70	29.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.31	(e)	0.32	0.32	0.32	0.32	0.32
Net ratio of expenses to average net assets (%) (d)(f)	0.31	(e)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (g)	0.34	(e)(h)	1.43	1.38	1.44	1.24	2.32
Portfolio turnover rate (%)	26	(c)	13	13	46	17	37
Net assets, end of period (in millions)	$12,682.6		$3,042.8	$2,608.8	$2,432.1	$2,678.3	$2,469.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio) (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,124,969,176	$0	$1,963,952,708

With respect to the Portfolio’s merger with Met Investors Series Trust MetLife Growth Strategy Portfolio (see Note 9) on April 25, 2014, the Portfolio acquired long-term securities with a cost of $7,404,877,790 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$1,855,627	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the six months ended June 30, 2014 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Baillie Gifford International Stock	12,923,741	36,637,395	(6,179,993)	43,381,143
BlackRock Bond Income	898,209	2,483,331	(36,225)	3,345,315
BlackRock Capital Appreciation	3,521,400	9,408,245	(486,536)	12,443,109
BlackRock High Yield	—	7,340,787	(70,867)	7,269,920
BlackRock Large Cap Value	11,547,550	45,480,528	(8,217,403)	48,810,675
Clarion Global Real Estate	8,438,371	25,032,465	(598,059)	32,872,777
ClearBridge Aggressive Growth	12,286,084	31,721,713	(3,237,252)	40,770,545
Frontier Mid Cap Growth	470,741	4,058,065	(2,872,779)	1,656,027
Goldman Sachs Mid Cap Value*	3,918,397	10,643,860	(1,542,046)	13,020,211
Harris Oakmark International	7,167,163	26,116,153	(2,834,067)	30,449,249
Invesco Comstock	11,968,179	32,856,552	(5,436,897)	39,387,834
Invesco Mid Cap Value	—	3,229,465	(31,128)	3,198,337
Invesco Small Cap Growth	5,994,116	14,596,210	(499,134)	20,091,192
Jennison Growth	12,629,748	36,711,991	(4,790,538)	44,551,201
JPMorgan Core Bond	6,301,186	29,284,022	(363,269)	35,221,939
JPMorgan Small Cap Value*	3,490,337	10,484,834	(2,681,868)	11,293,303
Loomis Sayles Small Cap Growth*	4,204,826	12,145,306	(2,139,416)	14,210,716
Lord Abbett Bond Debenture	3,624,559	11,374,370	(175,997)	14,822,932
Met/Artisan International*	—	30,126,986	(290,552)	29,836,434
Met/Artisan Mid Cap Value	128,930	699,903	(375,993)	452,840
Met/Dimensional International Small Company*	4,142,796	17,508,170	(6,181,663)	15,469,303
Met/Eaton Vance Floating Rate	3,074,938	17,824,482	(8,975,759)	11,923,661
Met/Templeton International Bond	8,315,794	23,979,872	(333,022)	31,962,644
MFS Emerging Markets Equity	9,282,284	32,877,998	(10,624,627)	31,535,655
MFS Research International	8,499,056	24,676,886	(461,482)	32,714,460
MFS Value	11,812,387	35,190,087	(8,619,381)	38,383,093
Morgan Stanley Mid Cap Growth	2,157,051	8,309,472	(6,819,802)	3,646,721
Neuberger Berman Genesis	1,925,410	8,499,294	(3,143,756)	7,280,948
Oppenheimer Global Equity	—	6,068,751	(58,231)	6,010,520
PIMCO Inflation Protected Bond	6,356,628	27,293,897	(15,817,937)	17,832,588
PIMCO Total Return	13,516,409	22,340,920	(387,095)	35,470,234
T. Rowe Price Large Cap Growth	6,756,272	24,220,340	(4,607,578)	26,369,034
T. Rowe Price Large Cap Value	5,400,228	17,690,920	(5,531,664)	17,559,484
T. Rowe Price Mid Cap Growth	2,842,587	16,787,361	(8,553,807)	11,076,141
T. Rowe Price Small Cap Growth	736,803	7,911,119	(108,397)	8,539,525
Third Avenue Small Cap Value	3,315,249	8,732,624	(2,331,318)	9,716,555
Van Eck Global Natural Resources*	7,037,435	19,968,981	(842,892)	26,163,524

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014
Western Asset Management Strategic Bond Opportunities	1,202,527	7,892,674	(92,503)	9,002,698
WMC Core Equity Opportunities	3,661,122	10,311,184	(204,430)	13,767,876
WMC Large Cap Research	—	27,949,278	(268,859)	27,680,419

*      The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2014. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2014
Baillie Gifford International Stock	$(12,184,136)	$—	$1,884,463	$465,913,475
BlackRock Bond Income	65,240	—	3,446,008	363,568,819
BlackRock Capital Appreciation	3,914,480	—	81,255	473,584,730
BlackRock High Yield	2,598	—	—	60,994,631
BlackRock Large Cap Value	13,990,956	32,492,771	1,783,208	471,999,226
Clarion Global Real Estate	(778,137)	—	1,856,771	400,719,157
ClearBridge Aggressive Growth	22,357,622	—	514,422	627,458,685
Frontier Mid Cap Growth	889,354	1,499,585	—	60,213,154
Goldman Sachs Mid Cap Value	4,266,485	12,335,976	547,008	203,505,893
Harris Oakmark International	22,618,221	12,569,783	3,417,787	524,945,058
Invesco Comstock	27,208,489	—	2,025,359	605,391,005
Invesco Mid Cap Value	3,861	—	—	63,902,768
Invesco Small Cap Growth	3,396,749	13,387,730	—	382,536,292
Jennison Growth	31,040,759	10,417,709	512,347	688,761,564
JPMorgan Core Bond	(107,052)	367,878	1,141,689	362,433,749
JPMorgan Small Cap Value	14,940,488	8,128,198	742,679	202,488,926
Loomis Sayles Small Cap Growth	5,322,216	7,728,600	—	203,781,665
Lord Abbett Bond Debenture	547,633	1,347,260	2,890,092	195,366,239
Met/Artisan International	16,538	—	—	312,387,463
Met/Artisan Mid Cap Value	33,553,921	—	248,061	126,664,011
Met/Dimensional International Small Company	37,443,855	2,336,958	1,496,127	260,967,148
Met/Eaton Vance Floating Rate	558,607	138,893	1,175,958	123,529,129
Met/Templeton International Bond	441,880	—	4,718,036	366,931,150
MFS Emerging Markets Equity	10,953,327	—	1,075,282	339,639,008
MFS Research International	2,155,843	—	2,436,184	394,863,536
MFS Value	56,370,927	9,865,084	3,535,665	667,098,165
Morgan Stanley Mid Cap Growth	20,292,788	—	18,250	59,879,154
Neuberger Berman Genesis	21,510,411	—	132,061	132,222,007
Oppenheimer Global Equity	12,682	—	—	124,958,719
PIMCO Inflation Protected Bond	(9,038,157)	—	1,194,303	185,637,237
PIMCO Total Return	(32,083)	—	4,151,318	423,514,591
T. Rowe Price Large Cap Growth	52,883,868	11,230,810	98,343	615,716,948
T. Rowe Price Large Cap Value	92,046,003	—	2,677,452	602,114,722
T. Rowe Price Mid Cap Growth	27,330,927	3,268,035	—	130,255,420
T. Rowe Price Small Cap Growth	259,251	1,276,598	2,862	192,139,305
Third Avenue Small Cap Value	21,819,037	2,773,089	192,712	204,047,646
Van Eck Global Natural Resources	4,305,429	1,640,991	528,217	413,906,945
Western Asset Management Strategic Bond Opportunities	67,174	—	898,083	121,536,423
WMC Core Equity Opportunities	846,159	13,197,964	1,104,341	555,120,743
WMC Large Cap Research	29,472	—	—	377,284,115

	$511,323,685	$146,003,912	$46,526,343	$13,087,978,621

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$46,283,497	$54,750,037	$—	$—	$46,283,497	$54,750,037

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$55,977,568	$—	$757,412,919	$(85,376,912)	$728,013,575

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $128,122,707.

As of December 31, 2013, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2018	Expiring 12/31/2017	Total
$4,303,324	$81,073,588	$85,376,912

9. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A and Class B net assets of $367,892,887 and $2,986,986,288, respectively, acquired all of the assets and liabilities of MetLife Growth Strategy Portfolio of the Met Investors Series Trust (“MetLife Growth Strategy”).

The acquisition was accomplished by a tax-free exchange of 484,673 Class A shares of the Portfolio (valued at $6,867,812) for 503,074 Class A shares of MetLife Growth Strategy and 640,104,987 Class B shares of the Portfolio (valued at $9,051,084,521) for 665,218,066 Class B shares of MetLife Growth Strategy. Each shareholder of MetLife Growth Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MetLife Growth Strategy may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. All costs associated with the merger were borne by the shareholders of the Portfolio.

MetLife Growth Strategy’s net assets on April 25, 2014, were $6,867,812 and $9,051,084,521 for Class A and Class B shares, respectively, including investments valued at $9,060,128,492 with a cost basis of $7,404,877,790. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Growth Strategy were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $156,113,467 in capital loss carry forwards from MetLife Growth Strategy.

The aggregate net assets of the Portfolio immediately after the acquisition were $12,412,831,508, which included $1,655,250,702 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the period ended June 30, 2014 are as follows:

Net Investment income	$144,750,749	(a)
Net realized and unrealized gain on investments	496,726,290	(b)

Net increase in net assets from operations	$641,477,039

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio)

Notes to Financial Statements—June 30, 2014—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Growth Strategy that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$36,695,652 net investment income as reported, plus $107,876,109 from MetLife Growth Strategy pre-merger net investment income, plus $120,205 in lower advisory fees, plus $58,783 of pro-forma eliminated other expenses.
(b)	$2,434,290,260 unrealized appreciation as reported, minus $3,091,825,173 pro-forma December 31, 2013 unrealized appreciation, plus $657,327,597 net realized gain as reported, plus $496,933,606 in net realized gain from MetLife Growth Strategy pre-merger.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders, held February 21, 2014, the shareholders of the portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization providing for the sale of the assets of MIST Portfolio to, and the assumption of the liabilities of MIST Portfolio by, the MetLife Moderate to Aggressive Allocation Portfolio (to be renamed MetLife Asset Allocation 80 Portfolio) (“MSF Portfolio”), a series of the Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the distribution of such shares to the shareholders of MIST Portfolio in complete liquidation of MIST Portfolio.	591,305,954.198	20,744,768.672	55,471,310.795	667,522,033.665

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 7.36%, 7.19%, 7.30%, and 7.23%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned 7.50%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2014, the S&P MidCap 400 Index returned 7.5%. In January, equity indexes declined as investors continued to be concerned about a slowing global economy, additional tapering by the U.S. Federal Reserve Bank, pressure on emerging markets currencies, and political instability in several countries. Equity indexes recovered in the following months driven by strong earnings, increased corporate activity, and accommodative monetary policies by central banks around the world. Companies that reported solid earnings included Time Warner, Disney, MetLife, Intel, FedEx and Kroger. Examples of increased corporate activity included share repurchases from Apple, Coca-Cola’s acquisition of a stake in Keurig Green Mountain, Actavis’s acquisition of Forest Labs, and Medtronic’s offer for Covidien plc (U.K.). Despite geopolitical concerns, including the conflict between Russia and Ukraine, a military coup in Thailand, and unrest in Iraq, the S&P MidCap 400 Index reached new all-time highs in June.

During the first six months, the Federal Open Market Committee (the “Committee”) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee stated that growth in economic activity had rebounded in recent months and labor market indicators had generally shown further improvement. At the June meeting, the Committee decided to modestly reduce the pace of its asset purchases from $45 billion per month to $35 billion per month.

All ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the first six months of 2014. Consumer Staples (4.0% beginning weight in the benchmark), up 22.8%, was the best-performing sector. Telecom Services (0.5% beginning weight), up 21.2%, and Utilities (4.3% beginning weight), up 16.4%, were the next best-performing sectors. Consumer Discretionary (14.1% beginning weight), up 2.9%, and Information Technology (15.9% beginning weight), up 3.9%, were the worst relative-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Hillshire Brands, up 87.8%, Skyworks Solutions, up 64.9%, and Keurig Green Mountain, up 48.7%. The stocks with the largest negative impact were 3D Systems, down 35.7%, Cree, down 20.2%, and LKQ, down 18.9%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	7.36	24.97	21.36	10.27	—
Class B	7.19	24.60	21.05	10.00	—
Class E	7.30	24.80	21.17	10.11	—
Class G	7.23	24.58	21.00	—	21.61
S&P MidCap 400 Index	7.50	25.24	21.67	10.50	—

1 The Standard & Poor’s MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 7/5/00, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	1.7
Equinix, Inc.	0.6
SL Green Realty Corp.	0.6
United Rentals, Inc.	0.6
Henry Schein, Inc.	0.6
Advance Auto Parts, Inc.	0.6
Realty Income Corp.	0.6
Endo International plc	0.6
Hanesbrands, Inc.	0.6
Trimble Navigation, Ltd.	0.6

Top Sectors

% of Net Assets
Financials	22.8
Industrials	16.3
Information Technology	15.7
Consumer Discretionary	12.5
Health Care	9.1
Materials	7.3
Energy	5.0
Utilities	4.7
Consumer Staples	3.3
Telecommunication Services	0.5

MSF-2

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.29%	$1,000.00	$1,073.60	$1.49
	Hypothetical*	0.29%	$1,000.00	$1,023.36	$1.45

Class B(a)	Actual	0.54%	$1,000.00	$1,071.90	$2.77
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class E(a)	Actual	0.44%	$1,000.00	$1,073.00	$2.26
	Hypothetical*	0.44%	$1,000.00	$1,022.61	$2.21

Class G(a)	Actual	0.59%	$1,000.00	$1,072.30	$3.03
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—95.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Alliant Techsystems, Inc.	17,949	$2,403,730
BE Aerospace, Inc. (a)	55,742	5,155,578
Esterline Technologies Corp. (a)	18,012	2,073,541
Exelis, Inc.	106,799	1,813,447
Huntington Ingalls Industries, Inc.	27,668	2,617,116
Triumph Group, Inc. (b)	29,383	2,051,521

		16,114,933

Airlines—0.5%
Alaska Air Group, Inc.	38,717	3,680,051
JetBlue Airways Corp. (a) (b)	128,754	1,396,981

		5,077,032

Auto Components—0.3%
Gentex Corp.	82,206	2,391,373

Automobiles—0.1%
Thor Industries, Inc.	25,227	1,434,659

Banks—4.7%
Associated Banc-Corp.	89,837	1,624,253
BancorpSouth, Inc. (b)	47,612	1,169,827
Bank of Hawaii Corp. (b)	25,032	1,469,128
Cathay General Bancorp (b)	41,718	1,066,312
City National Corp.	26,940	2,040,974
Commerce Bancshares, Inc. (b)	45,584	2,119,656
Cullen/Frost Bankers, Inc. (b)	29,856	2,371,163
East West Bancorp, Inc.	80,787	2,826,737
First Horizon National Corp. (b)	133,293	1,580,855
First Niagara Financial Group, Inc.	199,411	1,742,852
FirstMerit Corp.	93,161	1,839,930
Fulton Financial Corp.	106,465	1,319,101
Hancock Holding Co.	46,359	1,637,400
International Bancshares Corp.	32,070	865,890
PacWest Bancorp	53,993	2,330,878
Prosperity Bancshares, Inc.	33,787	2,115,066
Signature Bank (a)	28,170	3,554,491
SVB Financial Group (a)	28,077	3,274,340
Synovus Financial Corp.	78,303	1,909,025
TCF Financial Corp.	93,878	1,536,783
Trustmark Corp.	37,995	938,097
Umpqua Holdings Corp.	96,555	1,730,266
Valley National Bancorp (b)	112,946	1,119,295
Webster Financial Corp.	50,884	1,604,881
Westamerica Bancorp (b)	14,822	774,894

		44,562,094

Biotechnology—0.5%
Cubist Pharmaceuticals, Inc. (a)	42,427	2,962,253
United Therapeutics Corp. (a) (b)	24,864	2,200,215

		5,162,468

Building Products—0.9%
AO Smith Corp.	42,880	2,125,991
Fortune Brands Home & Security, Inc.	93,554	3,735,611

Building Products—(Continued)
Lennox International, Inc.	25,474	2,281,706

		8,143,308

Capital Markets—1.5%
Eaton Vance Corp.	68,015	2,570,287
Federated Investors, Inc. - Class B (b)	53,294	1,647,850
Janus Capital Group, Inc. (b)	84,595	1,055,746
Raymond James Financial, Inc.	69,944	3,548,259
SEI Investments Co.	80,056	2,623,435
Waddell & Reed Financial, Inc. - Class A	48,018	3,005,447

		14,451,024

Chemicals—3.1%
Albemarle Corp.	44,817	3,204,415
Ashland, Inc.	40,834	4,440,289
Cabot Corp.	33,788	1,959,366
Cytec Industries, Inc. (b)	20,202	2,129,695
Minerals Technologies, Inc.	19,428	1,274,088
NewMarket Corp. (b)	6,235	2,444,806
Olin Corp. (b)	44,513	1,198,290
PolyOne Corp.	53,030	2,234,684
Rayonier Advanced Materials, Inc (a)	23,750	920,325
RPM International, Inc.	75,072	3,466,825
Scotts Miracle-Gro Co. (The) - Class A	24,515	1,393,923
Sensient Technologies Corp.	27,866	1,552,694
Valspar Corp. (The)	43,755	3,333,693

		29,553,093

Commercial Services & Supplies—1.8%
Civeo Corp. (a)	59,784	1,496,393
Clean Harbors, Inc. (a) (b)	31,155	2,001,709
Copart, Inc. (a)	63,203	2,272,780
Deluxe Corp. (b)	28,201	1,652,014
Herman Miller, Inc.	33,375	1,009,260
HNI Corp. (b)	25,409	993,746
MSA Safety, Inc.	17,885	1,028,030
Rollins, Inc.	36,199	1,085,970
RR Donnelley & Sons Co.	112,455	1,907,237
Waste Connections, Inc.	69,834	3,390,441

		16,837,580

Communications Equipment—1.1%
ADTRAN, Inc. (b)	31,785	717,070
ARRIS Group, Inc. (a)	67,221	2,186,699
Ciena Corp. (a) (b)	59,173	1,281,687
InterDigital, Inc. (b)	22,791	1,089,410
JDS Uniphase Corp. (a)	132,235	1,648,970
Plantronics, Inc.	23,972	1,151,855
Polycom, Inc. (a)	77,833	975,247
Riverbed Technology, Inc. (a)	90,450	1,865,984

		10,916,922

Construction & Engineering—0.7%
AECOM Technology Corp. (a)	55,917	1,800,527
Granite Construction, Inc. (b)	20,487	737,122

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—(Continued)
KBR, Inc.	82,927	$1,977,809
URS Corp.	38,855	1,781,502

		6,296,960

Construction Materials—0.6%
Eagle Materials, Inc.	28,197	2,658,413
Martin Marietta Materials, Inc.	26,053	3,440,299

		6,098,712

Consumer Finance—0.2%
SLM Corp.	238,196	1,979,409

Containers & Packaging—1.6%
Aptargroup, Inc.	36,877	2,471,128
Greif, Inc. - Class A	17,190	937,886
Packaging Corp. of America	55,393	3,960,046
Rock-Tenn Co. - Class A	40,437	4,269,743
Silgan Holdings, Inc.	24,706	1,255,559
Sonoco Products Co.	57,497	2,525,843

		15,420,205

Distributors—0.5%
LKQ Corp. (a)	170,069	4,539,142

Diversified Consumer Services—0.8%
Apollo Education Group, Inc. (a)	55,869	1,745,906
DeVry Education Group, Inc.	32,196	1,363,179
Service Corp. International	120,305	2,492,719
Sotheby’s (b)	38,839	1,630,850

		7,232,654

Diversified Financial Services—0.6%
CBOE Holdings, Inc.	48,442	2,383,831
MSCI, Inc. (a)	65,752	3,014,729

		5,398,560

Diversified Telecommunication Services—0.3%
tw telecom, Inc. (a)	77,708	3,132,409

Electric Utilities—1.7%
Cleco Corp.	34,008	2,004,772
Great Plains Energy, Inc. (b)	86,617	2,327,399
Hawaiian Electric Industries, Inc. (b)	57,173	1,447,620
IDACORP, Inc. (b)	28,342	1,639,018
OGE Energy Corp.	112,195	4,384,581
PNM Resources, Inc.	44,877	1,316,242
Westar Energy, Inc. (b)	72,621	2,773,396

		15,893,028

Electrical Equipment—1.0%
Acuity Brands, Inc. (b)	24,344	3,365,558
Hubbell, Inc. - Class B	30,340	3,736,371
Regal-Beloit Corp.	25,425	1,997,388

		9,099,317

Electronic Equipment, Instruments & Components—2.9%
Arrow Electronics, Inc. (a)	56,135	3,391,115
Avnet, Inc.	77,975	3,455,072
Belden, Inc.	24,565	1,920,001
FEI Co.	23,808	2,160,100
Ingram Micro, Inc. - Class A (a)	87,443	2,554,210
Itron, Inc. (a)	22,154	898,345
Knowles Corp. (a) (b)	47,907	1,472,661
National Instruments Corp.	55,429	1,795,345
Tech Data Corp. (a)	21,543	1,346,868
Trimble Navigation, Ltd. (a)	146,980	5,430,911
Vishay Intertechnology, Inc. (b)	76,427	1,183,854
Zebra Technologies Corp. - Class A (a)	28,446	2,341,675

		27,950,157

Energy Equipment & Services—2.7%
Atwood Oceanics, Inc. (a)	32,597	1,710,691
CARBO Ceramics, Inc. (b)	11,194	1,725,219
Dresser-Rand Group, Inc. (a)	43,087	2,745,935
Dril-Quip, Inc. (a)	22,921	2,503,890
Helix Energy Solutions Group, Inc. (a)	55,297	1,454,864
Oceaneering International, Inc.	60,849	4,754,132
Oil States International, Inc. (a)	29,892	1,915,778
Patterson-UTI Energy, Inc.	81,409	2,844,431
Superior Energy Services, Inc.	88,228	3,188,560
Tidewater, Inc. (b)	27,914	1,567,371
Unit Corp. (a)	24,859	1,711,045

		26,121,916

Food & Staples Retailing—0.3%
SUPERVALU, Inc. (a)	111,414	915,823
United Natural Foods, Inc. (a) (b)	27,959	1,820,131

		2,735,954

Food Products—2.0%
Dean Foods Co. (b)	52,663	926,342
Flowers Foods, Inc. (b)	99,027	2,087,489
Hain Celestial Group, Inc. (The) (a)	28,235	2,505,574
Hillshire Brands Co.	69,121	4,306,238
Ingredion, Inc.	42,021	3,153,256
Lancaster Colony Corp.	10,936	1,040,670
Post Holdings, Inc. (a) (b)	24,765	1,260,786
Tootsie Roll Industries, Inc. (b)	11,642	342,741
WhiteWave Foods Co. (The) - Class A (a)	97,965	3,171,127

		18,794,223

Gas Utilities—1.5%
Atmos Energy Corp.	56,445	3,014,163
National Fuel Gas Co. (b)	47,330	3,705,939
ONE Gas, Inc.	29,282	1,105,395
Questar Corp.	98,677	2,447,190
UGI Corp.	64,836	3,274,218
WGL Holdings, Inc. (b)	29,242	1,260,330

		14,807,235

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—2.8%
Align Technology, Inc. (a) (b)	40,474	$2,268,163
Cooper Cos., Inc. (The)	27,009	3,660,530
Hill-Rom Holdings, Inc.	32,238	1,338,199
Hologic, Inc. (a)	155,679	3,946,463
IDEXX Laboratories, Inc. (a) (b)	28,906	3,860,974
ResMed, Inc. (b)	79,063	4,002,960
Sirona Dental Systems, Inc. (a) (b)	31,183	2,571,350
STERIS Corp. (b)	33,290	1,780,349
Teleflex, Inc.	23,306	2,461,114
Thoratec Corp. (a)	32,049	1,117,228

		27,007,330

Health Care Providers & Services—3.0%
Community Health Systems, Inc. (a) (b)	64,938	2,946,237
Health Net, Inc. (a)	45,187	1,877,068
Henry Schein, Inc. (a) (c)	48,095	5,707,434
LifePoint Hospitals, Inc. (a)	25,060	1,556,226
MEDNAX, Inc. (a)	55,995	3,256,109
Omnicare, Inc.	55,792	3,714,073
Owens & Minor, Inc. (b)	35,545	1,207,819
Universal Health Services, Inc. - Class B	50,647	4,849,957
VCA, Inc. (a)	49,750	1,745,728
WellCare Health Plans, Inc. (a)	24,717	1,845,371

		28,706,022

Health Care Technology—0.3%
Allscripts Healthcare Solutions, Inc. (a)	89,998	1,444,468
HMS Holdings Corp. (a) (b)	49,392	1,008,091

		2,452,559

Hotels, Restaurants & Leisure—1.5%
Bally Technologies, Inc. (a) (b)	22,128	1,454,252
Brinker International, Inc. (b)	36,594	1,780,298
Cheesecake Factory, Inc. (The)	25,888	1,201,721
Domino’s Pizza, Inc.	31,342	2,290,787
International Game Technology	139,160	2,214,035
International Speedway Corp. - Class A (b)	15,724	523,295
Life Time Fitness, Inc. (a) (b)	21,185	1,032,557
Panera Bread Co. - Class A (a) (b)	14,702	2,202,801
Wendy’s Co. (The) (b)	148,797	1,269,238

		13,968,984

Household Durables—1.7%
Jarden Corp. (a)	67,600	4,012,060
KB Home (b)	50,686	946,815
MDC Holdings, Inc. (b)	22,005	666,531
NVR, Inc. (a) (b)	2,292	2,637,175
Tempur Sealy International, Inc. (a)	34,254	2,044,964
Toll Brothers, Inc. (a)	90,142	3,326,240
Tupperware Brands Corp. (b)	28,426	2,379,256

		16,013,041

Household Products—1.0%
Church & Dwight Co., Inc.	76,573	5,356,282
Energizer Holdings, Inc.	34,745	4,239,932

		9,596,214

Industrial Conglomerates—0.3%
Carlisle Cos., Inc.	36,106	3,127,502

Insurance—4.5%
Alleghany Corp. (a)	9,276	4,064,001
American Financial Group, Inc.	40,348	2,403,127
Arthur J. Gallagher & Co.	88,508	4,124,473
Aspen Insurance Holdings, Ltd.	36,863	1,674,317
Brown & Brown, Inc.	66,977	2,056,864
Everest Re Group, Ltd.	25,977	4,169,049
First American Financial Corp. (b)	60,192	1,672,736
Hanover Insurance Group, Inc. (The)	24,822	1,567,509
HCC Insurance Holdings, Inc.	56,284	2,754,539
Kemper Corp.	28,684	1,057,292
Mercury General Corp.	20,443	961,639
Old Republic International Corp.	136,517	2,257,991
Primerica, Inc. (b)	30,658	1,466,985
Protective Life Corp.	44,423	3,079,847
Reinsurance Group of America, Inc.	38,919	3,070,709
RenaissanceRe Holdings, Ltd. (b)	22,846	2,444,522
StanCorp Financial Group, Inc.	24,642	1,577,088
W.R. Berkley Corp.	58,261	2,698,067

		43,100,755

Internet & Catalog Retail—0.1%
HSN, Inc.	18,889	1,118,984

Internet Software & Services—1.1%
AOL, Inc. (a)	45,037	1,792,022
Conversant, Inc. (a) (b)	35,482	901,243
Equinix, Inc. (a)	28,071	5,897,436
Rackspace Hosting, Inc. (a) (b)	65,636	2,209,308

		10,800,009

IT Services—2.7%
Acxiom Corp. (a)	43,356	940,392
Broadridge Financial Solutions, Inc.	67,986	2,830,937
Convergys Corp. (b)	57,170	1,225,725
CoreLogic, Inc. (a)	51,743	1,570,917
DST Systems, Inc.	19,679	1,813,813
Gartner, Inc. (a)	50,833	3,584,743
Global Payments, Inc.	40,461	2,947,584
Jack Henry & Associates, Inc.	47,638	2,831,126
Leidos Holdings, Inc.	35,808	1,372,879
NeuStar, Inc. - Class A (a) (b)	33,938	883,067
Science Applications International Corp.	22,981	1,014,841
VeriFone Systems, Inc. (a)	62,945	2,313,229
WEX, Inc. (a)	21,832	2,291,705

		25,620,958

Leisure Products—0.7%
Brunswick Corp.	52,241	2,200,914
Polaris Industries, Inc.	37,122	4,834,769

		7,035,683

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc. - Class A (a)	11,366	$1,360,624
Charles River Laboratories International, Inc. (a)	27,250	1,458,420
Covance, Inc. (a) (c)	32,348	2,768,342
Mettler-Toledo International, Inc. (a)	16,463	4,168,102
Techne Corp.	18,759	1,736,521

		11,492,009

Machinery—5.3%
AGCO Corp.	49,213	2,766,755
CLARCOR, Inc.	28,405	1,756,849
Crane Co.	27,847	2,070,703
Donaldson Co., Inc.	74,098	3,135,827
Graco, Inc.	34,151	2,666,510
Harsco Corp.	45,490	1,211,399
IDEX Corp.	45,421	3,667,291
ITT Corp.	51,664	2,485,038
Kennametal, Inc.	44,264	2,048,538
Lincoln Electric Holdings, Inc.	45,312	3,166,403
Nordson Corp.	33,717	2,703,766
Oshkosh Corp.	47,855	2,657,388
SPX Corp.	24,686	2,671,272
Terex Corp. (b)	62,143	2,554,077
Timken Co.	43,184	2,929,603
Trinity Industries, Inc. (b)	87,280	3,815,882
Valmont Industries, Inc. (b)	15,146	2,301,435
Wabtec Corp.	54,340	4,487,941
Woodward, Inc. (b)	33,247	1,668,334

		50,765,011

Marine—0.4%
Kirby Corp. (a)	32,105	3,760,780

Media—1.5%
AMC Networks, Inc. - Class A (a)	33,299	2,047,555
Cinemark Holdings, Inc. (b)	58,662	2,074,288
DreamWorks Animation SKG, Inc. - Class A (a)	40,531	942,751
John Wiley & Sons, Inc. - Class A	26,383	1,598,546
Lamar Advertising Co. - Class A (b)	36,986	1,960,258
Live Nation Entertainment, Inc. (a)	80,180	1,979,644
Meredith Corp. (b)	20,849	1,008,258
New York Times Co. (The) - Class A (b)	71,114	1,081,644
Time, Inc. (a)	62,866	1,522,615

		14,215,559

Metals & Mining—1.6%
Carpenter Technology Corp.	29,912	1,891,934
Cliffs Natural Resources, Inc. (b)	86,302	1,298,845
Commercial Metals Co.	66,336	1,148,276
Compass Minerals International, Inc.	18,893	1,808,816
Reliance Steel & Aluminum Co.	43,784	3,227,319
Royal Gold, Inc. (b)	36,607	2,786,525
Steel Dynamics, Inc.	125,850	2,259,007
Worthington Industries, Inc.	29,324	1,262,105

		15,682,827

Multi-Utilities—1.2%
Alliant Energy Corp.	62,502	3,803,872
Black Hills Corp.	25,144	1,543,590
MDU Resources Group, Inc.	107,950	3,789,045
Vectren Corp.	46,461	1,974,592

		11,111,099

Multiline Retail—0.3%
Big Lots, Inc. (a)	31,253	1,428,262
J.C. Penney Co., Inc. (a) (b)	171,713	1,554,003

		2,982,265

Oil, Gas & Consumable Fuels—2.3%
Bill Barrett Corp. (a)	28,000	749,840
Energen Corp.	41,006	3,644,613
Gulfport Energy Corp. (a)	48,130	3,022,564
HollyFrontier Corp.	111,937	4,890,528
Rosetta Resources, Inc. (a)	34,613	1,898,523
SM Energy Co.	37,781	3,177,382
World Fuel Services Corp. (b)	40,552	1,996,375
WPX Energy, Inc. (a) (b)	113,892	2,723,158

		22,102,983

Paper & Forest Products—0.3%
Domtar Corp.	36,605	1,568,524
Louisiana-Pacific Corp. (a) (b)	79,513	1,194,285

		2,762,809

Pharmaceuticals—1.3%
Endo International plc (a)	78,924	5,526,258
Mallinckrodt plc (a) (b)	32,946	2,636,339
Salix Pharmaceuticals, Ltd. (a)	35,725	4,406,679

		12,569,276

Professional Services—1.0%
Corporate Executive Board Co. (The)	19,042	1,299,045
FTI Consulting, Inc. (a) (b)	23,016	870,465
Manpowergroup, Inc.	44,860	3,806,371
Towers Watson & Co. - Class A (b)	36,043	3,756,762

		9,732,643

Real Estate Investment Trusts—8.6%
Alexandria Real Estate Equities, Inc.	40,367	3,134,094
American Campus Communities, Inc.	59,105	2,260,175
BioMed Realty Trust, Inc.	108,459	2,367,660
Camden Property Trust	48,208	3,429,999
Corporate Office Properties Trust	49,358	1,372,646
Corrections Corp. of America (b)	65,561	2,153,679
Duke Realty Corp.	185,635	3,371,131
Equity One, Inc.	35,673	841,526
Extra Space Storage, Inc.	62,056	3,304,482
Federal Realty Investment Trust	37,902	4,583,110
Highwoods Properties, Inc.	50,775	2,130,011
Home Properties, Inc.	32,188	2,058,744
Hospitality Properties Trust	84,364	2,564,666

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Kilroy Realty Corp. (b)	46,322	$2,884,934
LaSalle Hotel Properties	58,628	2,068,982
Liberty Property Trust	83,212	3,156,231
Mack-Cali Realty Corp.	49,950	1,072,926
Mid-America Apartment Communities, Inc.	42,260	3,087,093
National Retail Properties, Inc. (b)	69,405	2,581,172
Omega Healthcare Investors, Inc.	71,011	2,617,465
Potlatch Corp.	22,869	946,777
Rayonier, Inc.	71,251	2,532,973
Realty Income Corp. (b)	124,761	5,541,884
Regency Centers Corp.	52,025	2,896,752
Senior Housing Properties Trust	114,778	2,787,958
SL Green Realty Corp.	53,771	5,883,085
Taubman Centers, Inc.	35,643	2,702,096
UDR, Inc.	141,657	4,055,640
Washington Prime Group, Inc. (a)	87,512	1,639,975
Weingarten Realty Investors	63,321	2,079,462

		82,107,328

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc. (b)	24,159	1,001,391
Jones Lang LaSalle, Inc.	25,108	3,173,400

		4,174,791

Road & Rail—1.4%
Con-way, Inc.	32,144	1,620,379
Genesee & Wyoming, Inc. - Class A (a)	28,738	3,017,490
J.B. Hunt Transport Services, Inc.	51,531	3,801,957
Landstar System, Inc.	25,327	1,620,928
Old Dominion Freight Line, Inc. (a)	39,322	2,504,025
Werner Enterprises, Inc. (b)	25,630	679,451

		13,244,230

Semiconductors & Semiconductor Equipment—2.8%
Advanced Micro Devices, Inc. (a) (b)	364,936	1,529,082
Atmel Corp. (a) (c)	237,169	2,222,274
Cree, Inc. (a) (b)	68,700	3,431,565
Cypress Semiconductor Corp. (a) (b)	81,753	891,925
Fairchild Semiconductor International, Inc. (a) (b)	70,385	1,098,006
Integrated Device Technology, Inc. (a)	76,542	1,183,339
International Rectifier Corp. (a)	40,154	1,120,297
Intersil Corp. - Class A	72,552	1,084,652
RF Micro Devices, Inc. (a) (b)	161,218	1,546,081
Semtech Corp. (a)	37,905	991,216
Silicon Laboratories, Inc. (a)	22,523	1,109,258
Skyworks Solutions, Inc.	106,817	5,016,126
SunEdison, Inc. (a) (b)	138,655	3,133,603
Teradyne, Inc. (b)	109,442	2,145,063

		26,502,487

Software—4.1%
ACI Worldwide, Inc. (a) (b)	21,367	1,192,920
Advent Software, Inc.	22,907	746,081
ANSYS, Inc. (a)	52,207	3,958,335
Cadence Design Systems, Inc. (a) (b)	163,112	2,852,829

Software—(Continued)
CommVault Systems, Inc. (a)	24,990	1,228,758
Compuware Corp.	123,767	1,236,432
Concur Technologies, Inc. (a) (b)	26,920	2,512,713
FactSet Research Systems, Inc. (b)	22,185	2,668,412
Fair Isaac Corp.	19,309	1,231,142
Fortinet, Inc. (a)	77,174	1,939,383
Informatica Corp. (a)	61,857	2,205,202
Mentor Graphics Corp.	54,553	1,176,708
MICROS Systems, Inc. (a)	42,154	2,862,256
PTC, Inc. (a)	66,830	2,593,004
Rovi Corp. (a)	53,371	1,278,769
SolarWinds, Inc. (a)	36,954	1,428,642
Solera Holdings, Inc.	38,762	2,602,868
Synopsys, Inc. (a)	87,178	3,384,250
TIBCO Software, Inc. (a)	86,182	1,738,291

		38,836,995

Specialty Retail—3.8%
Aaron’s, Inc.	40,695	1,450,370
Abercrombie & Fitch Co. - Class A (b)	41,004	1,773,423
Advance Auto Parts, Inc.	41,103	5,545,617
American Eagle Outfitters, Inc. (b)	96,388	1,081,473
ANN, Inc. (a)	26,382	1,085,355
Ascena Retail Group, Inc. (a)	72,864	1,245,974
Cabela’s, Inc. (a) (b)	26,409	1,647,922
Chico’s FAS, Inc.	86,337	1,464,276
CST Brands, Inc.	42,605	1,469,872
Dick’s Sporting Goods, Inc.	55,969	2,605,917
Foot Locker, Inc.	82,154	4,166,851
Guess?, Inc.	33,620	907,740
Murphy USA, Inc. (a)	25,025	1,223,472
Office Depot, Inc. (a)	274,162	1,559,982
Rent-A-Center, Inc. (b)	29,745	853,087
Signet Jewelers, Ltd.	45,187	4,997,230
Williams-Sonoma, Inc.	49,319	3,540,118

		36,618,679

Technology Hardware, Storage & Peripherals—1.0%
3D Systems Corp. (a) (b)	57,594	3,444,121
Diebold, Inc. (b)	36,393	1,461,907
Lexmark International, Inc. - Class A (b)	35,080	1,689,453
NCR Corp. (a)	94,595	3,319,338

		9,914,819

Textiles, Apparel & Luxury Goods—1.3%
Carter’s, Inc.	30,251	2,085,201
Deckers Outdoor Corp. (a) (b)	19,507	1,684,039
Hanesbrands, Inc.	56,102	5,522,681
Kate Spade & Co. (a)	71,297	2,719,268

		12,011,189

Thrifts & Mortgage Finance—0.6%
Astoria Financial Corp.	47,609	640,341
New York Community Bancorp, Inc. (b)	249,394	3,985,316

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—(Continued)
Washington Federal, Inc.	57,089	$1,280,506

		5,906,163

Tobacco—0.1%
Universal Corp. (b)	13,084	724,199

Trading Companies & Distributors—1.4%
GATX Corp. (b)	25,939	1,736,357
MSC Industrial Direct Co., Inc. - Class A	26,686	2,552,249
NOW, Inc. (a) (b)	60,445	2,188,713
United Rentals, Inc. (a) (b)	54,803	5,739,518
Watsco, Inc.	15,367	1,579,113

		13,795,950

Water Utilities—0.3%
Aqua America, Inc. (b)	99,756	2,615,602

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	55,755	1,455,763

Total Common Stocks (Cost $600,290,874)		913,777,864

Investment Company Security—1.7%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $15,760,885)	62,300	16,232,888

Short-Term Investments—20.0%

Discount Notes—2.3%
Fannie Mae
0.040%, 07/23/14 (d)	1,900,000	1,899,953
Federal Home Loan Bank
0.060%, 07/25/14 (d)	1,775,000	1,774,929
0.071%, 10/24/14 (d)	7,350,000	7,348,334
0.081%, 11/12/14 (d)	1,225,000	1,224,631
0.091%, 08/27/14 (d)	9,975,000	9,973,560

		22,221,407

Mutual Fund—17.6%
State Street Navigator Securities Lending MET Portfolio (e)	168,010,802	$168,010,802

U.S. Treasury—0.1%
U.S. Treasury Bill
0.109%, 08/21/14 (d)	1,225,000	1,224,940

Total Short-Term Investments (Cost $191,457,149)		191,457,149

Total Investments—117.4% (Cost $807,508,908) (f)		1,121,467,901
Other assets and liabilities (net)—(17.4)%		(166,085,700)

Net Assets—100.0%		$955,382,201

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $167,627,821 and the collateral received consisted of cash in the amount of $168,010,802 and non-cash collateral with a value of $4,129,684. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $5,101,870.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2014, the aggregate cost of investments was $807,508,908. The aggregate unrealized appreciation and depreciation of investments were $331,566,841 and $(17,607,848), respectively, resulting in net unrealized appreciation of $313,958,993.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
S&P Midcap 400 E-Mini Index Futures	09/19/14	170	USD	23,929,438	$368,662

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$913,777,864	$—	$—	$913,777,864
Total Investment Company Security	16,232,888	—	—	16,232,888
Short-Term Investments
Discount Notes	—	22,221,407	—	22,221,407
Mutual Fund	168,010,802	—	—	168,010,802
U.S. Treasury	—	1,224,940	—	1,224,940
Total Short-Term Investments	168,010,802	23,446,347	—	191,457,149
Total Investments	$1,098,021,554	$23,446,347	$—	$1,121,467,901

Collateral for securities loaned (Liability)	$—	$(168,010,802)	$—	$(168,010,802)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$368,662	$—	$—	$368,662

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,121,467,901
Cash	474
Receivable for:
Investments sold	13,447,821
Fund shares sold	285,125
Dividends	754,551
Variation margin on futures contracts	113,900
Prepaid expenses	329

Total Assets	1,136,070,101
Liabilities
Collateral for securities loaned	168,010,802
Payables for:
Investments purchased	11,673,219
Fund shares redeemed	531,319
Accrued expenses:
Management fees	191,761
Distribution and service fees	114,406
Deferred trustees’ fees	55,412
Other expenses	110,981

Total Liabilities	180,687,900

Net Assets	$955,382,201

Net assets consist of:
Paid in surplus	$610,510,936
Undistributed net investment income	4,443,519
Accumulated net realized gain	26,100,091
Unrealized appreciation on investments and futures contracts	314,327,655

Net Assets	$955,382,201

Net Assets
Class A	$396,217,260
Class B	403,898,494
Class E	44,630,899
Class G	110,635,548
Capital Shares Outstanding*
Class A	21,254,264
Class B	21,899,118
Class E	2,408,569
Class G	6,026,216
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.64
Class B	18.44
Class E	18.53
Class G	18.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $167,627,821.
(b)	Identified cost of investments was $807,508,908.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$6,438,120
Interest	8,380
Securities lending income	294,597

Total investment income	6,741,097
Expenses
Management fees	1,130,565
Administration fees	10,686
Custodian and accounting fees	39,765
Distribution and service fees—Class B	481,714
Distribution and service fees—Class E	32,600
Distribution and service fees—Class G	155,560
Audit and tax services	16,798
Legal	13,587
Trustees’ fees and expenses	17,230
Shareholder reporting	75,307
Insurance	521
Miscellaneous	15,554

Total expenses	1,989,887
Less management fee waiver	(10,214)

Net expenses	1,979,673

Net Investment Income	4,761,424

Net Realized and Unrealized Gain
Net realized gain on:
Investments	29,995,642
Futures contracts	1,696,500

Net realized gain	31,692,142

Net change in unrealized appreciation (depreciation) on:
Investments	29,019,760
Futures contracts	(60,352)

Net change in unrealized appreciation	28,959,408

Net realized and unrealized gain	60,651,550

Net Increase in Net Assets From Operations	$65,412,974

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,761,424	$7,524,003
Net realized gain	31,692,142	44,528,234
Net change in unrealized appreciation	28,959,408	173,725,239

Increase in net assets from operations	65,412,974	225,777,476

From Distributions to Shareholders
Net investment income
Class A	(3,908,986)	(3,571,780)
Class B	(3,219,158)	(3,295,981)
Class E	(393,348)	(433,931)
Class G	(808,575)	(892,583)
Net realized capital gains
Class A	(17,710,102)	(8,753,637)
Class B	(18,562,420)	(9,929,931)
Class E	(2,066,821)	(1,200,289)
Class G	(4,951,822)	(2,689,121)

Total distributions	(51,621,232)	(30,767,253)

Increase in net assets from capital share transactions	34,809,429	30,910,895

Total increase in net assets	48,601,171	225,921,118

Net Assets
Beginning of period	906,781,030	680,859,912

End of period	$955,382,201	$906,781,030

Undistributed net investment income
End of period	$4,443,519	$8,012,162

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,569,339	$28,672,187	4,834,598	$79,130,076
Reinvestments	1,249,658	21,619,088	818,964	12,325,417
Redemptions	(1,621,392)	(29,822,205)	(3,580,846)	(58,551,359)

Net increase	1,197,605	$20,469,070	2,072,716	$32,904,134

Class B
Sales	613,449	$11,066,688	1,892,315	$30,939,584
Reinvestments	1,272,288	21,781,578	887,050	13,225,912
Redemptions	(1,274,832)	(23,110,825)	(3,253,801)	(52,967,918)

Net increase (decrease)	610,905	$9,737,441	(474,436)	$(8,802,422)

Class E
Sales	23,367	$419,555	189,870	$3,072,272
Reinvestments	143,033	2,460,169	109,166	1,634,220
Redemptions	(211,089)	(3,851,061)	(459,847)	(7,545,262)

Net decrease	(44,689)	$(971,337)	(160,811)	$(2,838,770)

Class G
Sales	741,459	$13,126,524	2,144,831	$33,901,061
Reinvestments	337,853	5,760,397	241,192	3,581,704
Redemptions	(742,826)	(13,312,666)	(1,701,787)	(27,834,812)

Net increase	336,486	$5,574,255	684,236	$9,647,953

Increase derived from capital shares transactions		$34,809,429		$30,910,895

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.45		$14.47	$12.97	$13.88	$11.10	$8.66

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.18	0.19	0.14	0.13	0.15
Net realized and unrealized gain (loss) on investments	1.17		4.46	2.05	(0.34)	2.79	2.85

Total from investment operations	1.28		4.64	2.24	(0.20)	2.92	3.00

Less Distributions
Distributions from net investment income	(0.20)		(0.19)	(0.14)	(0.13)	(0.12)	(0.17)
Distributions from net realized capital gains	(0.89)		(0.47)	(0.60)	(0.58)	(0.02)	(0.39)

Total distributions	(1.09)		(0.66)	(0.74)	(0.71)	(0.14)	(0.56)

Net Asset Value, End of Period	$18.64		$18.45	$14.47	$12.97	$13.88	$11.10

Total Return (%) (b)	7.36	(c)	33.15	17.60	(1.89)	26.28	36.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.29	(d)	0.30	0.32	0.30	0.31	0.34
Net ratio of expenses to average net assets (%) (e)	0.29	(d)	0.30	0.31	0.30	0.30	0.34
Ratio of net investment income to average net assets (%)	1.20	(d)	1.09	1.40	1.03	1.07	1.59
Portfolio turnover rate (%)	9	(c)	16	11	24	22	21
Net assets, end of period (in millions)	$396.2		$370.0	$260.2	$236.6	$257.4	$215.0

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.25		$14.32	$12.84	$13.75	$11.01	$8.58

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.14	0.16	0.11	0.10	0.12
Net realized and unrealized gain (loss) on investments	1.14		4.42	2.03	(0.34)	2.76	2.85

Total from investment operations	1.23		4.56	2.19	(0.23)	2.86	2.97

Less Distributions
Distributions from net investment income	(0.15)		(0.16)	(0.11)	(0.10)	(0.10)	(0.15)
Distributions from net realized capital gains	(0.89)		(0.47)	(0.60)	(0.58)	(0.02)	(0.39)

Total distributions	(1.04)		(0.63)	(0.71)	(0.68)	(0.12)	(0.54)

Net Asset Value, End of Period	$18.44		$18.25	$14.32	$12.84	$13.75	$11.01

Total Return (%) (b)	7.19	(c)	32.83	17.33	(2.19)	25.99	36.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(d)	0.55	0.57	0.55	0.56	0.59
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.55	0.56	0.55	0.55	0.59
Ratio of net investment income to average net assets (%)	0.95	(d)	0.83	1.16	0.79	0.83	1.34
Portfolio turnover rate (%)	9	(c)	16	11	24	22	21
Net assets, end of period (in millions)	$403.9		$388.4	$311.6	$275.5	$267.9	$205.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.33		$14.38	$12.89	$13.80	$11.05	$8.61

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.15	0.17	0.12	0.11	0.13
Net realized and unrealized gain (loss) on investments	1.17		4.44	2.04	(0.34)	2.76	2.86

Total from investment operations	1.26		4.59	2.21	(0.22)	2.87	2.99

Less Distributions
Distributions from net investment income	(0.17)		(0.17)	(0.12)	(0.11)	(0.10)	(0.16)
Distributions from net realized capital gains	(0.89)		(0.47)	(0.60)	(0.58)	(0.02)	(0.39)

Total distributions	(1.06)		(0.64)	(0.72)	(0.69)	(0.12)	(0.55)

Net Asset Value, End of Period	$18.53		$18.33	$14.38	$12.89	$13.80	$11.05

Total Return (%) (b)	7.30	(c)	32.95	17.46	(2.10)	26.08	36.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.44	(d)	0.45	0.47	0.45	0.46	0.49
Net ratio of expenses to average net assets (%) (e)	0.44	(d)	0.45	0.46	0.45	0.45	0.49
Ratio of net investment income to average net assets (%)	1.05	(d)	0.93	1.24	0.87	0.92	1.45
Portfolio turnover rate (%)	9	(c)	16	11	24	22	21
Net assets, end of period (in millions)	$44.6		$45.0	$37.6	$37.1	$46.9	$44.8

	Class G
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$18.16		$14.26	$12.79	$13.70	$10.97	$8.19

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.13	0.15	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.15		4.40	2.02	(0.33)	2.74	2.69

Total from investment operations	1.23		4.53	2.17	(0.23)	2.84	2.78

Less Distributions
Distributions from net investment income	(0.14)		(0.16)	(0.10)	(0.10)	(0.09)	0.00
Distributions from net realized capital gains	(0.89)		(0.47)	(0.60)	(0.58)	(0.02)	0.00

Total distributions	(1.03)		(0.63)	(0.70)	(0.68)	(0.11)	0.00

Net Asset Value, End of Period	$18.36		$18.16	$14.26	$12.79	$13.70	$10.97

Total Return (%) (b)	7.23	(c)	32.75	17.27	(2.24)	25.92	33.94	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.60	0.62	0.60	0.61	0.64	(d)
Net ratio of expenses to average net assets (%) (e)	0.59	(d)	0.60	0.61	0.60	0.60	0.64	(d)
Ratio of net investment income to average net assets (%)	0.90	(d)	0.79	1.10	0.76	0.82	1.35	(d)
Portfolio turnover rate (%)	9	(c)	16	11	24	22	21
Net assets, end of period (in millions)	$110.6		$103.3	$71.4	$62.7	$41.3	$8.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MSF-17

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts* (a)	$368,662

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,696,500

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(60,352)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$17,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$78,654,382	$0	$87,992,557

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2014 were $1,130,565.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2014 were $115,240.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-19

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$11,678,054	$7,770,120	$19,089,199	$25,602,594	$30,767,253	$33,372,714

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$13,489,113	$37,639,583	$279,999,381	$—	$331,128,077

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned 6.98%, 6.85%, 6.93%, and 6.91%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 7.14%.

MARKET ENVIRONMENT / CONDITIONS

In January, equity indexes declined as investors continued to be concerned about a slowing global economy, additional tapering by the U.S. Federal Reserve Bank, pressure on emerging markets currencies, and political instability in several countries. Equity indexes recovered in the following months driven by strong earnings, increased corporate activity, and accommodative monetary policies by central banks around the world. Companies that reported solid earnings included Time Warner, Disney, MetLife, Intel, FedEx and Kroger. Examples of increased corporate activity included share repurchases from Apple, Coca-Cola’s acquisition of a stake in Keurig Green Mountain, Actavis’s acquisition of Forest Labs, and Medtronic’s offer for Covidien plc (U.K.). Despite geopolitical concerns, including the conflict between Russia and Ukraine, a military coup in Thailand, and unrest in Iraq, the S&P 500 Index reached new all-time highs in June.

During the first six months, the Federal Open Market Committee (the “Committee”) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee stated that growth in economic activity had rebounded in recent months and labor market indicators had generally shown further improvement. At the June meeting, the Committee decided to modestly reduce the pace of its asset purchases from $45 billion per month to $35 billion per month.

All ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2014. Utilities (2.9% beginning weight in the benchmark), up 18.7%, was the best-performing sector. Energy (10.3% beginning weight), up 13.0%, and Health Care (13.0% beginning weight), up 10.6%, were the next best-performing sectors. Consumer Discretionary (12.5% beginning weight), up 0.6%, and Industrials (10.9% beginning weight), up 4.4%, were the worst relative-performing sectors.

The stocks in the S&P 500 Index with the largest positive impact on the benchmark return for the first half of the year were Schlumberger, up 32.0%, Apple, up 17.3%, and Johnson & Johnson, up 15.8%. The stocks with the largest negative impact were Amazon.com, down 18.6%, Citigroup, down 9.6%, and General Electric, down 4.7%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	6.98	24.26	18.54	7.52	—
Class B	6.85	23.94	18.23	7.25	—
Class D	6.93	24.15	18.41	—	19.49
Class E	6.91	24.06	18.35	7.36	—
S&P 500 Index	7.14	24.61	18.83	7.78	—
1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 5/1/90, 1/2/01, 4/28/09, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Apple, Inc.	3.2
Exxon Mobil Corp.	2.4
Microsoft Corp.	1.8
Johnson & Johnson	1.7
General Electric Co.	1.5
Wells Fargo & Co.	1.4
Chevron Corp.	1.4
Berkshire Hathaway, Inc. - Class B	1.3
JPMorgan Chase & Co.	1.2
Procter & Gamble Co. (The)	1.2

Top Sectors

% of Net Assets
Information Technology	18.6
Financials	16.6
Health Care	13.1
Consumer Discretionary	11.7
Energy	10.7
Industrials	10.3
Consumer Staples	9.4
Materials	3.5
Utilities	3.1
Telecommunication Services	2.4

MSF-2

Metropolitan Series Fund

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.26%	$1,000.00	$1,069.80	$1.33
	Hypothetical*	0.26%	$1,000.00	$1,023.51	$1.30

Class B(a)	Actual	0.51%	$1,000.00	$1,068.50	$2.62
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class D(a)	Actual	0.36%	$1,000.00	$1,069.30	$1.85
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class E(a)	Actual	0.41%	$1,000.00	$1,069.10	$2.10
	Hypothetical*	0.41%	$1,000.00	$1,022.76	$2.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Boeing Co. (The)	247,208	$31,452,274
General Dynamics Corp.	120,020	13,988,331
Honeywell International, Inc.	288,563	26,821,931
L-3 Communications Holdings, Inc.	31,775	3,836,831
Lockheed Martin Corp.	98,235	15,789,312
Northrop Grumman Corp.	78,904	9,439,286
Precision Castparts Corp.	53,342	13,463,521
Raytheon Co.	115,281	10,634,672
Rockwell Collins, Inc.	49,928	3,901,374
Textron, Inc.	102,856	3,938,356
United Technologies Corp.	310,772	35,878,627

		169,144,515

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (a)	54,693	3,488,866
Expeditors International of Washington, Inc.	72,728	3,211,669
FedEx Corp.	102,358	15,494,954
United Parcel Service, Inc. - Class B	259,725	26,663,369

		48,858,858

Airlines—0.3%
Delta Air Lines, Inc.	312,443	12,097,793
Southwest Airlines Co.	254,929	6,847,393

		18,945,186

Auto Components—0.4%
BorgWarner, Inc.	84,242	5,491,736
Delphi Automotive plc	101,823	6,999,313
Goodyear Tire & Rubber Co. (The)	101,709	2,825,476
Johnson Controls, Inc.	244,728	12,219,269

		27,535,794

Automobiles—0.7%
Ford Motor Co.	1,457,060	25,119,714
General Motors Co.	484,567	17,589,782
Harley-Davidson, Inc.	80,463	5,620,341

		48,329,837

Banks—5.9%
Bank of America Corp.	3,874,798	59,555,645
BB&T Corp.	264,750	10,439,092
Citigroup, Inc.	1,119,359	52,721,809
Comerica, Inc.	66,943	3,357,861
Fifth Third Bancorp	313,396	6,691,005
Huntington Bancshares, Inc.	305,016	2,909,853
JPMorgan Chase & Co.	1,394,586	80,356,045
KeyCorp	325,477	4,664,085
M&T Bank Corp. (a)	48,451	6,010,347
PNC Financial Services Group, Inc. (The)	196,815	17,526,376
Regions Financial Corp.	508,134	5,396,383
SunTrust Banks, Inc.	196,341	7,865,420
U.S. Bancorp	668,844	28,974,322
Wells Fargo & Co.	1,766,131	92,827,845
Zions Bancorporation	68,129	2,007,762

		381,303,850

Beverages—2.1%
Brown-Forman Corp. - Class B	59,730	$5,624,774
Coca-Cola Co. (The)	1,392,797	58,998,881
Coca-Cola Enterprises, Inc.	86,160	4,116,725
Constellation Brands, Inc. - Class A (b)	62,191	5,480,893
Dr Pepper Snapple Group, Inc.	72,361	4,238,907
Molson Coors Brewing Co. - Class B	58,549	4,341,994
Monster Beverage Corp. (b)	49,867	3,542,053
PepsiCo, Inc.	558,633	49,908,272

		136,252,499

Biotechnology—2.5%
Alexion Pharmaceuticals, Inc. (b)	72,884	11,388,125
Amgen, Inc.	278,947	33,018,956
Biogen Idec, Inc. (b)	87,404	27,559,355
Celgene Corp. (b)	295,090	25,342,329
Gilead Sciences, Inc. (b)	565,866	46,915,950
Regeneron Pharmaceuticals, Inc. (a) (b)	29,367	8,295,297
Vertex Pharmaceuticals, Inc. (b)	87,032	8,240,190

		160,760,202

Building Products—0.1%
Allegion plc	33,079	1,874,918
Masco Corp.	131,379	2,916,614

		4,791,532

Capital Markets—2.1%
Affiliated Managers Group, Inc. (b)	20,370	4,183,998
Ameriprise Financial, Inc.	69,967	8,396,040
Bank of New York Mellon Corp. (The)	420,203	15,749,209
BlackRock, Inc.	46,102	14,734,199
Charles Schwab Corp. (The)	431,498	11,620,241
E*Trade Financial Corp. (b)	106,259	2,259,066
Franklin Resources, Inc.	148,026	8,561,824
Goldman Sachs Group, Inc. (The)	153,241	25,658,673
Invesco, Ltd.	159,432	6,018,558
Legg Mason, Inc. (a)	37,874	1,943,315
Morgan Stanley	515,730	16,673,551
Northern Trust Corp.	81,910	5,259,441
State Street Corp.	158,734	10,676,449
T. Rowe Price Group, Inc.	96,812	8,171,901

		139,906,465

Chemicals—2.5%
Air Products & Chemicals, Inc.	78,219	10,060,528
Airgas, Inc. (a)	24,638	2,683,325
CF Industries Holdings, Inc.	19,188	4,615,290
Dow Chemical Co. (The)	443,670	22,831,258
E.I. du Pont de Nemours & Co.	338,392	22,144,372
Eastman Chemical Co.	55,361	4,835,783
Ecolab, Inc.	99,555	11,084,454
FMC Corp.	49,068	3,493,151
International Flavors & Fragrances, Inc.	29,954	3,123,603
LyondellBasell Industries NV - Class A	153,495	14,988,787
Monsanto Co.	193,146	24,093,032
Mosaic Co. (The)	119,196	5,894,242

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
PPG Industries, Inc.	50,946	$10,706,302
Praxair, Inc.	107,941	14,338,882
Sherwin-Williams Co. (The)	31,212	6,458,075
Sigma-Aldrich Corp. (a)	43,791	4,443,911

		165,794,995

Commercial Services & Supplies—0.5%
ADT Corp. (The) (a)	64,205	2,243,323
Cintas Corp.	37,202	2,363,815
Iron Mountain, Inc. (a)	62,951	2,231,613
Pitney Bowes, Inc.	74,668	2,062,330
Republic Services, Inc.	98,481	3,739,324
Stericycle, Inc. (b)	31,207	3,695,533
Tyco International, Ltd.	169,970	7,750,632
Waste Management, Inc.	159,414	7,130,588

		31,217,158

Communications Equipment—1.7%
Cisco Systems, Inc.	1,887,602	46,906,910
F5 Networks, Inc. (b)	27,903	3,109,510
Harris Corp.	39,243	2,972,657
Juniper Networks, Inc. (b)	174,571	4,283,972
Motorola Solutions, Inc.	83,366	5,549,675
QUALCOMM, Inc.	621,946	49,258,123

		112,080,847

Construction & Engineering—0.2%
Fluor Corp.	58,640	4,509,416
Jacobs Engineering Group, Inc. (a) (b)	48,736	2,596,654
Quanta Services, Inc. (b)	80,276	2,775,944

		9,882,014

Construction Materials—0.0%
Vulcan Materials Co.	48,198	3,072,623

Consumer Finance—1.0%
American Express Co.	335,463	31,825,375
Capital One Financial Corp.	210,615	17,396,799
Discover Financial Services	171,812	10,648,908
Navient Corp.	155,770	2,758,686

		62,629,768

Containers & Packaging—0.2%
Avery Dennison Corp.	35,081	1,797,901
Ball Corp.	51,370	3,219,872
Bemis Co., Inc.	37,162	1,511,007
MeadWestvaco Corp.	61,854	2,737,658
Owens-Illinois, Inc. (b)	60,826	2,107,013
Sealed Air Corp.	71,607	2,446,811

		13,820,262

Distributors—0.1%
Genuine Parts Co.	56,600	4,969,480

Diversified Consumer Services—0.1%
Graham Holdings Co. - Class B	1,610	1,156,157
H&R Block, Inc.	101,043	3,386,961

		4,543,118

Diversified Financial Services—1.8%
Berkshire Hathaway, Inc. - Class B (b)	663,446	83,965,726
CME Group, Inc.	116,309	8,252,123
Intercontinental Exchange, Inc.	42,410	8,011,249
Leucadia National Corp.	116,795	3,062,365
McGraw Hill Financial, Inc.	100,300	8,327,909
Moody’s Corp.	69,295	6,074,400
NASDAQ OMX Group, Inc. (The)	43,392	1,675,799

		119,369,571

Diversified Telecommunication Services—2.4%
AT&T, Inc.	1,912,405	67,622,641
CenturyLink, Inc. (a)	211,045	7,639,829
Frontier Communications Corp. (a)	369,319	2,156,823
Verizon Communications, Inc.	1,525,925	74,663,510
Windstream Holdings, Inc. (a)	222,067	2,211,787

		154,294,590

Electric Utilities—1.8%
American Electric Power Co., Inc.	179,848	10,030,123
Duke Energy Corp.	260,602	19,334,062
Edison International	120,054	6,976,338
Entergy Corp.	66,098	5,425,985
Exelon Corp. (a)	316,420	11,543,002
FirstEnergy Corp.	154,727	5,372,121
NextEra Energy, Inc.	160,701	16,468,638
Northeast Utilities	116,433	5,503,788
Pepco Holdings, Inc.	92,497	2,541,818
Pinnacle West Capital Corp.	40,664	2,352,006
PPL Corp.	232,784	8,270,815
Southern Co. (The) (a)	328,245	14,895,758
Xcel Energy, Inc. (a)	184,965	5,961,422

		114,675,876

Electrical Equipment—0.6%
AMETEK, Inc.	90,388	4,725,485
Eaton Corp. plc	175,654	13,556,976
Emerson Electric Co.	258,578	17,159,236
Rockwell Automation, Inc.	51,015	6,385,037

		41,826,734

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	57,902	5,578,278
Corning, Inc.	482,145	10,583,083
FLIR Systems, Inc.	52,185	1,812,385
Jabil Circuit, Inc.	68,159	1,424,523
TE Connectivity, Ltd.	150,607	9,313,537

		28,711,806

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—2.1%
Baker Hughes, Inc.	160,648	$11,960,244
Cameron International Corp. (b)	75,239	5,094,433
Diamond Offshore Drilling, Inc. (a)	25,266	1,253,952
Ensco plc - Class A (a)	86,118	4,785,577
FMC Technologies, Inc. (b)	86,660	5,292,326
Halliburton Co.	311,188	22,097,460
Helmerich & Payne, Inc.	39,849	4,626,867
Nabors Industries, Ltd.	96,449	2,832,707
National Oilwell Varco, Inc.	158,095	13,019,123
Noble Corp. plc	93,679	3,143,867
Rowan Cos. plc - Class A	45,825	1,463,192
Schlumberger, Ltd.	479,830	56,595,949
Transocean, Ltd. (a)	125,381	5,645,906

		137,811,603

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	161,503	18,598,686
CVS Caremark Corp.	430,836	32,472,109
Kroger Co. (The)	187,759	9,280,927
Safeway, Inc.	84,860	2,914,092
Sysco Corp.	215,401	8,066,767
Wal-Mart Stores, Inc.	593,915	44,585,199
Walgreen Co.	323,519	23,982,464
Whole Foods Market, Inc.	135,442	5,232,125

		145,132,369

Food Products—1.6%
Archer-Daniels-Midland Co.	241,157	10,637,435
Campbell Soup Co. (a)	65,932	3,020,345
ConAgra Foods, Inc.	155,185	4,605,891
General Mills, Inc.	226,427	11,896,475
Hershey Co. (The)	54,980	5,353,403
Hormel Foods Corp.	49,611	2,448,303
J.M. Smucker Co. (The) (a)	38,207	4,071,720
Kellogg Co.	93,933	6,171,398
Keurig Green Mountain, Inc. (a)	46,773	5,828,384
Kraft Foods Group, Inc.	219,356	13,150,392
McCormick & Co., Inc. (a)	48,087	3,442,548
Mead Johnson Nutrition Co.	74,470	6,938,370
Mondelez International, Inc. - Class A	623,269	23,441,147
Tyson Foods, Inc. - Class A	101,423	3,807,419

		104,813,230

Gas Utilities—0.0%
AGL Resources, Inc.	43,944	2,418,238

Health Care Equipment & Supplies—2.1%
Abbott Laboratories	553,432	22,635,369
Baxter International, Inc.	199,937	14,455,445
Becton Dickinson & Co.	71,192	8,422,014
Boston Scientific Corp. (b)	487,378	6,223,817
C.R. Bard, Inc.	28,099	4,018,438
CareFusion Corp. (b)	76,390	3,387,896
Covidien plc	166,138	14,982,325
DENTSPLY International, Inc.	52,247	2,473,895

Health Care Equipment & Supplies—(Continued)
Edwards Lifesciences Corp. (a) (b)	38,872	3,336,772
Intuitive Surgical, Inc. (b)	14,151	5,827,382
Medtronic, Inc.	368,110	23,470,694
St. Jude Medical, Inc.	104,731	7,252,622
Stryker Corp.	108,957	9,187,254
Varian Medical Systems, Inc. (b)	38,304	3,184,594
Zimmer Holdings, Inc.	61,838	6,422,495

		135,281,012

Health Care Providers & Services—2.0%
Aetna, Inc.	131,694	10,677,750
AmerisourceBergen Corp.	83,217	6,046,547
Cardinal Health, Inc.	125,357	8,594,476
Cigna Corp.	98,992	9,104,294
DaVita HealthCare Partners, Inc. (b)	65,510	4,737,683
Express Scripts Holding Co. (b)	284,827	19,747,056
Humana, Inc.	57,035	7,284,510
Laboratory Corp. of America Holdings (b)	31,247	3,199,693
McKesson Corp.	84,963	15,820,960
Patterson Cos., Inc. (a)	30,251	1,195,217
Quest Diagnostics, Inc. (a)	53,239	3,124,597
Tenet Healthcare Corp. (b)	35,983	1,689,042
UnitedHealth Group, Inc.	361,058	29,516,492
WellPoint, Inc.	103,053	11,089,533

		131,827,850

Health Care Technology—0.1%
Cerner Corp. (b)	108,811	5,612,471

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	161,593	6,083,976
Chipotle Mexican Grill, Inc. (a) (b)	11,454	6,786,610
Darden Restaurants, Inc. (a)	48,624	2,249,832
Marriott International, Inc. - Class A (a)	80,908	5,186,203
McDonald’s Corp.	364,211	36,690,616
Starbucks Corp.	277,391	21,464,516
Starwood Hotels & Resorts Worldwide, Inc.	70,747	5,717,773
Wyndham Worldwide Corp.	46,909	3,551,949
Wynn Resorts, Ltd.	29,849	6,195,458
Yum! Brands, Inc.	162,639	13,206,287

		107,133,220

Household Durables—0.4%
DR Horton, Inc.	105,472	2,592,502
Garmin, Ltd. (a)	45,215	2,753,594
Harman International Industries, Inc.	25,093	2,695,741
Leggett & Platt, Inc. (a)	51,093	1,751,468
Lennar Corp. - Class A (a)	64,778	2,719,380
Mohawk Industries, Inc. (b)	22,542	3,118,460
Newell Rubbermaid, Inc.	101,958	3,159,678
PulteGroup, Inc.	125,572	2,531,532
Whirlpool Corp.	28,646	3,988,096

		25,310,451

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—1.8%
Clorox Co. (The) (a)	47,382	$4,330,715
Colgate-Palmolive Co.	320,435	21,847,258
Kimberly-Clark Corp.	138,840	15,441,785
Procter & Gamble Co. (The)	997,089	78,361,224

		119,980,982

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	243,215	3,781,993
NRG Energy, Inc.	124,266	4,622,695

		8,404,688

Industrial Conglomerates—2.3%
3M Co.	229,033	32,806,687
Danaher Corp.	221,676	17,452,551
General Electric Co.	3,695,019	97,105,099
Roper Industries, Inc.	36,770	5,368,788

		152,733,125

Insurance—2.8%
ACE, Ltd.	124,435	12,903,909
Aflac, Inc.	167,342	10,417,040
Allstate Corp. (The)	159,916	9,390,268
American International Group, Inc.	533,059	29,094,360
Aon plc	109,252	9,842,513
Assurant, Inc.	26,399	1,730,454
Chubb Corp. (The)	90,088	8,303,411
Cincinnati Financial Corp.	54,229	2,605,161
Genworth Financial, Inc. - Class A (b)	182,869	3,181,921
Hartford Financial Services Group, Inc. (The)	165,701	5,933,753
Lincoln National Corp.	97,185	4,999,196
Loews Corp.	112,509	4,951,521
Marsh & McLennan Cos., Inc.	202,516	10,494,379
MetLife, Inc. (c)	414,751	23,043,566
Principal Financial Group, Inc.	100,828	5,089,797
Progressive Corp. (The)	200,690	5,089,498
Prudential Financial, Inc.	170,237	15,111,938
Torchmark Corp. (a)	32,356	2,650,604
Travelers Cos., Inc. (The)	128,036	12,044,347
Unum Group	94,850	3,296,986
XL Group plc	100,041	3,274,342

		183,448,964

Internet & Catalog Retail—1.3%
Amazon.com, Inc. (b)	137,345	44,606,909
Expedia, Inc.	37,795	2,976,734
Netflix, Inc. (b)	22,090	9,732,854
Priceline Group, Inc. (The) (b)	19,321	23,243,163
TripAdvisor, Inc. (b)	41,000	4,455,060

		85,014,720

Internet Software & Services—3.1%
Akamai Technologies, Inc. (b)	65,589	4,004,864
eBay, Inc. (b)	420,290	21,039,718
Facebook, Inc. - Class A (b)	633,582	42,633,733
Google, Inc. - Class A (b) (d)	104,386	61,031,363

Internet Software & Services—(Continued)
Google, Inc. - Class C (b)	104,386	60,051,178
VeriSign, Inc. (a) (b)	45,530	2,222,319
Yahoo!, Inc. (b)	345,018	12,120,482

		203,103,657

IT Services—3.3%
Accenture plc - Class A	233,273	18,857,789
Alliance Data Systems Corp. (a) (b)	19,975	5,617,969
Automatic Data Processing, Inc.	177,644	14,083,616
Cognizant Technology Solutions Corp. - Class A (b)	224,202	10,965,720
Computer Sciences Corp.	53,381	3,373,679
Fidelity National Information Services, Inc.	106,047	5,805,013
Fiserv, Inc. (b)	91,835	5,539,487
International Business Machines Corp.	350,590	63,551,449
MasterCard, Inc. - Class A	370,256	27,202,709
Paychex, Inc.	119,286	4,957,526
Teradata Corp. (a) (b)	58,109	2,335,982
Total System Services, Inc.	61,200	1,922,292
Visa, Inc. - Class A (a)	185,235	39,030,867
Western Union Co. (The) (a)	198,582	3,443,412
Xerox Corp.	402,523	5,007,386

		211,694,896

Leisure Products—0.1%
Hasbro, Inc. (a)	42,571	2,258,391
Mattel, Inc.	125,007	4,871,523

		7,129,914

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	122,799	7,053,575
PerkinElmer, Inc. (a)	41,719	1,954,118
Thermo Fisher Scientific, Inc.	147,000	17,346,000
Waters Corp. (b)	31,242	3,262,914

		29,616,607

Machinery—1.7%
Caterpillar, Inc.	230,017	24,995,947
Cummins, Inc.	63,016	9,722,739
Deere & Co. (a)	134,050	12,138,228
Dover Corp.	61,348	5,579,601
Flowserve Corp.	50,604	3,762,407
Illinois Tool Works, Inc.	139,867	12,246,755
Ingersoll-Rand plc	92,492	5,781,675
Joy Global, Inc. (a)	36,815	2,267,068
PACCAR, Inc.	130,698	8,211,755
Pall Corp.	40,415	3,451,037
Parker Hannifin Corp.	54,880	6,900,062
Pentair plc	71,743	5,174,105
Snap-on, Inc.	21,460	2,543,439
Stanley Black & Decker, Inc.	57,505	5,050,089
Xylem, Inc.	67,718	2,646,419

		110,471,326

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—3.5%
Cablevision Systems Corp. - Class A (a)	79,767	$1,407,888
CBS Corp. - Class B	194,746	12,101,516
Comcast Corp. - Class A	957,972	51,423,937
DIRECTV (b)	172,653	14,677,231
Discovery Communications, Inc. - Class A (b)	80,346	5,968,101
Gannett Co., Inc.	83,568	2,616,514
Interpublic Group of Cos., Inc. (The)	156,107	3,045,648
News Corp. - Class A (b)	183,487	3,291,757
Omnicom Group, Inc.	95,230	6,782,281
Scripps Networks Interactive, Inc. - Class A	39,498	3,204,868
Time Warner Cable, Inc.	102,663	15,122,260
Time Warner, Inc.	325,034	22,833,650
Twenty-First Century Fox, Inc. - Class A	705,514	24,798,817
Viacom, Inc. - Class B	144,126	12,500,048
Walt Disney Co. (The)	593,477	50,884,718

		230,659,234

Metals & Mining—0.5%
Alcoa, Inc.	431,961	6,431,899
Allegheny Technologies, Inc.	40,006	1,804,270
Freeport-McMoRan Copper & Gold, Inc.	382,744	13,970,156
Newmont Mining Corp.	183,697	4,673,252
Nucor Corp.	117,347	5,779,340
United States Steel Corp. (a)	53,319	1,388,427

		34,047,344

Multi-Utilities—1.2%
Ameren Corp.	89,405	3,654,876
CenterPoint Energy, Inc.	158,353	4,044,336
CMS Energy Corp.	99,301	3,093,226
Consolidated Edison, Inc. (a)	107,925	6,231,590
Dominion Resources, Inc.	214,310	15,327,451
DTE Energy Co. (a)	65,227	5,079,226
Integrys Energy Group, Inc.	29,464	2,095,774
NiSource, Inc.	116,025	4,564,424
PG&E Corp. (a)	171,252	8,223,521
Public Service Enterprise Group, Inc.	186,423	7,604,194
SCANA Corp. (a)	52,173	2,807,429
Sempra Energy	84,010	8,796,687
TECO Energy, Inc. (a)	75,441	1,394,150
Wisconsin Energy Corp. (a)	83,099	3,899,005

		76,815,889

Multiline Retail—0.6%
Dollar General Corp. (b)	111,761	6,410,611
Dollar Tree, Inc. (b)	76,207	4,150,233
Family Dollar Stores, Inc. (a)	35,231	2,330,178
Kohl’s Corp. (a)	71,805	3,782,688
Macy’s, Inc.	132,811	7,705,694
Nordstrom, Inc.	51,800	3,518,774
Target Corp.	233,429	13,527,211

		41,425,389

Oil, Gas & Consumable Fuels—8.6%
Anadarko Petroleum Corp.	186,102	20,372,586
Apache Corp.	142,124	14,300,517
Cabot Oil & Gas Corp.	153,762	5,249,435
Chesapeake Energy Corp.	186,568	5,798,533
Chevron Corp.	701,455	91,574,950
Cimarex Energy Co.	32,070	4,600,762
ConocoPhillips	452,383	38,782,795
CONSOL Energy, Inc.	84,716	3,902,866
Denbury Resources, Inc. (a)	129,588	2,392,194
Devon Energy Corp.	141,284	11,217,950
EOG Resources, Inc.	201,376	23,532,799
EQT Corp.	55,917	5,977,527
Exxon Mobil Corp.	1,582,386	159,314,622
Hess Corp.	97,254	9,617,448
Kinder Morgan, Inc.	246,195	8,927,031
Marathon Oil Corp.	249,120	9,944,870
Marathon Petroleum Corp.	106,355	8,303,135
Murphy Oil Corp.	62,155	4,132,064
Newfield Exploration Co. (b)	50,238	2,220,520
Noble Energy, Inc.	132,377	10,253,922
Occidental Petroleum Corp.	289,482	29,709,538
ONEOK, Inc.	76,595	5,214,588
Peabody Energy Corp. (a)	99,975	1,634,591
Phillips 66	208,502	16,769,816
Pioneer Natural Resources Co.	52,710	12,113,285
QEP Resources, Inc.	66,351	2,289,110
Range Resources Corp.	62,147	5,403,682
Southwestern Energy Co. (a) (b)	130,100	5,918,249
Spectra Energy Corp.	247,133	10,498,210
Tesoro Corp.	47,653	2,795,802
Valero Energy Corp.	196,629	9,851,113
Williams Cos., Inc. (The)	272,128	15,840,571

		558,455,081

Paper & Forest Products—0.1%
International Paper Co.	159,620	8,056,021

Personal Products—0.1%
Avon Products, Inc.	160,084	2,338,827
Estee Lauder Cos., Inc. (The) - Class A	93,095	6,913,235

		9,252,062

Pharmaceuticals—6.0%
AbbVie, Inc.	585,905	33,068,478
Actavis plc (b)	64,280	14,337,654
Allergan, Inc.	109,644	18,553,958
Bristol-Myers Squibb Co.	610,634	29,621,855
Eli Lilly & Co.	362,995	22,567,399
Forest Laboratories, Inc. (b)	88,392	8,750,808
Hospira, Inc. (b)	61,589	3,163,827
Johnson & Johnson	1,042,464	109,062,584
Merck & Co., Inc.	1,076,833	62,294,789
Mylan, Inc. (b)	137,712	7,100,431
Perrigo Co. plc	49,303	7,186,405
Pfizer, Inc.	2,350,422	69,760,525
Zoetis, Inc.	184,614	5,957,494

		391,426,207

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—0.2%
Dun & Bradstreet Corp. (The)	13,640	$1,503,128
Equifax, Inc.	44,965	3,261,761
Nielsen Holdings NV	111,696	5,407,203
Robert Half International, Inc.	50,660	2,418,509

		12,590,601

Real Estate Investment Trusts—2.2%
American Tower Corp.	145,824	13,121,243
Apartment Investment & Management Co. - Class A	53,834	1,737,223
AvalonBay Communities, Inc.	44,893	6,383,336
Boston Properties, Inc.	56,393	6,664,525
Crown Castle International Corp.	122,996	9,133,683
Equity Residential	123,760	7,796,880
Essex Property Trust, Inc.	23,035	4,259,402
General Growth Properties, Inc.	192,125	4,526,465
HCP, Inc.	168,836	6,986,434
Health Care REIT, Inc.	112,555	7,053,822
Host Hotels & Resorts, Inc.	278,915	6,138,919
Kimco Realty Corp.	151,295	3,476,759
Macerich Co. (The)	51,842	3,460,453
Plum Creek Timber Co., Inc.	65,256	2,943,046
Prologis, Inc.	184,124	7,565,655
Public Storage	53,405	9,150,947
Simon Property Group, Inc.	114,472	19,034,404
Ventas, Inc.	108,457	6,952,094
Vornado Realty Trust	64,223	6,854,521
Weyerhaeuser Co. (a)	215,657	7,136,090

		140,375,901

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (b)	102,770	3,292,751

Road & Rail—1.0%
CSX Corp.	370,086	11,402,349
Kansas City Southern (a)	40,653	4,370,604
Norfolk Southern Corp.	114,098	11,755,517
Ryder System, Inc.	19,597	1,726,300
Union Pacific Corp.	333,777	33,294,256

		62,549,026

Semiconductors & Semiconductor Equipment—2.3%
Altera Corp.	115,428	4,012,277
Analog Devices, Inc.	115,756	6,258,927
Applied Materials, Inc.	448,586	10,115,614
Avago Technologies, Ltd.	92,752	6,684,637
Broadcom Corp. - Class A	204,782	7,601,508
First Solar, Inc. (a) (b)	26,195	1,861,417
Intel Corp.	1,834,287	56,679,468
KLA-Tencor Corp. (a)	61,104	4,438,595
Lam Research Corp.	59,741	4,037,297
Linear Technology Corp.	87,165	4,102,857
Microchip Technology, Inc. (a)	73,803	3,602,324
Micron Technology, Inc. (b)	394,412	12,995,875
NVIDIA Corp.	205,598	3,811,787

Semiconductors & Semiconductor Equipment—(Continued)
Texas Instruments, Inc.	397,718	19,006,943
Xilinx, Inc.	99,044	4,685,772

		149,895,298

Software—3.5%
Adobe Systems, Inc. (b)	170,565	12,342,083
Autodesk, Inc. (b)	83,964	4,733,890
CA, Inc.	117,514	3,377,352
Citrix Systems, Inc. (b)	60,380	3,776,769
Electronic Arts, Inc. (a) (b)	115,901	4,157,369
Intuit, Inc.	104,606	8,423,921
Microsoft Corp.	2,769,846	115,502,578
Oracle Corp.	1,265,113	51,275,030
Red Hat, Inc. (b)	69,769	3,856,133
Salesforce.com, Inc. (b)	208,146	12,089,120
Symantec Corp.	254,874	5,836,615

		225,370,860

Specialty Retail—2.0%
AutoNation, Inc. (a) (b)	23,317	1,391,559
AutoZone, Inc. (b)	12,243	6,565,186
Bed Bath & Beyond, Inc. (a) (b)	75,175	4,313,542
Best Buy Co., Inc.	101,536	3,148,631
CarMax, Inc. (a) (b)	81,227	4,224,616
GameStop Corp. - Class A (a)	42,224	1,708,805
Gap, Inc. (The) (a)	95,814	3,982,988
Home Depot, Inc. (The)	504,115	40,813,150
L Brands, Inc.	90,363	5,300,694
Lowe’s Cos., Inc.	367,489	17,635,797
O’Reilly Automotive, Inc. (b)	39,088	5,886,653
PetSmart, Inc. (a)	36,556	2,186,049
Ross Stores, Inc.	78,270	5,175,995
Staples, Inc. (a)	238,265	2,582,793
Tiffany & Co.	40,893	4,099,523
TJX Cos., Inc. (The)	258,050	13,715,358
Tractor Supply Co. (a)	51,032	3,082,333
Urban Outfitters, Inc. (a) (b)	37,561	1,271,815

		127,085,487

Technology Hardware, Storage & Peripherals—4.3%
Apple, Inc.	2,221,805	206,472,339
EMC Corp.	754,386	19,870,527
Hewlett-Packard Co.	689,553	23,224,145
NetApp, Inc.	122,067	4,457,887
SanDisk Corp.	83,354	8,704,658
Seagate Technology plc (a)	120,330	6,837,151
Western Digital Corp.	77,090	7,115,407

		276,682,114

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.	101,026	3,454,079
Fossil Group, Inc. (b)	17,551	1,834,430
Michael Kors Holdings, Ltd. (b)	66,244	5,872,531
NIKE, Inc. - Class B	271,803	21,078,323
PVH Corp.	30,317	3,534,962

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Ralph Lauren Corp.	21,579	$3,467,529
Under Armour, Inc. - Class A (a) (b)	59,681	3,550,423
VF Corp.	126,851	7,991,613

		50,783,890

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	175,346	1,723,651
People’s United Financial, Inc. (a)	114,287	1,733,734

		3,457,385

Tobacco—1.5%
Altria Group, Inc.	731,968	30,698,738
Lorillard, Inc.	133,588	8,144,861
Philip Morris International, Inc.	579,572	48,863,715
Reynolds American, Inc.	114,654	6,919,369

		94,626,683

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	100,606	4,978,991
WW Grainger, Inc.	22,442	5,706,327

		10,685,318

Total Common Stocks (Cost $3,749,091,487)		6,417,189,444

Investment Company Security—0.8%
SPDR S&P 500 ETF Trust (a) (Cost $49,077,576)	254,500	49,810,740

Short-Term Investments—3.4%

Discount Notes—0.4%
Federal Home Loan Bank 0.055%, 08/20/14 (e)	125,000	124,991
0.066%, 10/22/14 (e)	13,400,000	13,397,203
0.078%, 11/12/14 (e)	11,700,000	11,696,612

		25,218,806

Mutual Fund—3.0%
State Street Navigator Securities Lending MET Portfolio (f)	195,458,643	195,458,643

Total Short-Term Investments (Cost $220,677,449)		220,677,449

Total Investments—102.8% (Cost $4,018,846,512) (g)		6,687,677,633
Other assets and liabilities (net)—(2.8)%		(180,481,076)

Net Assets—100.0%		$6,507,196,557

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $194,926,955 and the collateral received consisted of cash in the amount of $195,458,643 and non-cash collateral with a value of $3,412,566. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $11,693,400.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of June 30, 2014, the aggregate cost of investments was $4,018,846,512. The aggregate unrealized appreciation and depreciation of investments were $2,721,266,410 and $(52,435,289), respectively, resulting in net unrealized appreciation of $2,668,831,121.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation
S&P 500 Index Futures	09/18/14	80	USD 38,838,218	$209,782

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,417,189,444	$—	$—	$6,417,189,444
Total Investment Company Security	49,810,740	—	—	49,810,740
Short-Term Investments
Discount Notes	—	25,218,806	—	25,218,806
Mutual Fund	195,458,643	—	—	195,458,643
Total Short-Term Investments	195,458,643	25,218,806	—	220,677,449
Total Investments	$6,662,458,827	$25,218,806	$—	$6,687,677,633

Collateral for securities loaned (Liability)	$—	$(195,458,643)	$—	$(195,458,643)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$209,782	$—	$—	$209,782

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$6,664,634,067
Affiliated investments at value (c)	23,043,566
Receivable for:
Investments sold	20,522,620
Fund shares sold	1,589,469
Dividends	7,169,541
Variation margin on futures contracts	8,000

Total Assets	6,716,967,263
Liabilities
Due to custodian	1,246,904
Collateral for securities loaned	195,458,643
Payables for:
Investments purchased	5,327,230
Fund shares redeemed	5,598,098
Accrued Expenses:
Management fees	1,269,589
Distribution and service fees	441,788
Deferred trustees’ fees	78,767
Other expenses	349,687

Total Liabilities	209,770,706

Net Assets	$6,507,196,557

Net assets consist of:
Paid in surplus	$3,772,773,748
Undistributed net investment income	54,309,056
Accumulated net realized gain	11,072,850
Unrealized appreciation on investments, affiliated investments and futures contracts	2,669,040,903

Net Assets	$6,507,196,557

Net Assets
Class A	$4,180,796,526
Class B	1,979,490,361
Class D	183,738,525
Class E	163,171,145
Capital Shares Outstanding*
Class A	95,872,873
Class B	46,839,122
Class D	4,221,909
Class E	3,762,347
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$43.61
Class B	42.26
Class D	43.52
Class E	43.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,002,118,576.
(b)	Includes securities loaned at value of $194,926,955.
(c)	Identified cost of affiliated investments was $16,727,936.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$64,371,518
Dividends from affiliated investments	263,738
Interest	11,192
Securities lending income	175,056

Total investment income	64,821,504
Expenses
Management fees	7,862,558
Administration fees	72,025
Custodian and accounting fees	209,655
Distribution and service fees—Class B	2,374,483
Distribution and service fees—Class D	102,864
Distribution and service fees—Class E	119,780
Audit and tax services	16,798
Legal	13,587
Trustees’ fees and expenses	16,410
Shareholder reporting	264,155
Insurance	19,850
Miscellaneous	28,853

Total expenses	11,101,018
Less management fee waiver	(384,973)

Net expenses	10,716,045

Net Investment Income	54,105,459

Net Realized and Unrealized Gain
Net realized gain on:
Investments	141,992,910
Affiliated investments	493,186
Futures contracts	3,635,134

Net realized gain	146,121,230

Net change in unrealized appreciation (depreciation) on:
Investments	229,231,353
Affiliated investments	163,895
Futures contracts	(1,123,004)

Net change in unrealized appreciation	228,272,244

Net realized and unrealized gain	374,393,474

Net Increase in Net Assets From Operations	$428,498,933

(a)	Net of foreign withholding taxes of $6,840.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$54,105,459	$105,729,920
Net realized gain	146,121,230	166,412,282
Net change in unrealized appreciation	228,272,244	1,356,659,271

Increase in net assets from operations	428,498,933	1,628,801,473

From Distributions to Shareholders
Net investment income
Class A	(69,375,129)	(67,550,031)
Class B	(29,217,098)	(29,917,484)
Class D	(3,170,591)	(5,247,947)
Class E	(2,526,320)	(2,750,945)
Net realized capital gains
Class A	(101,806,592)	(54,812,025)
Class B	(49,440,809)	(27,452,554)
Class D	(5,057,069)	(4,516,415)
Class E	(4,053,340)	(2,415,049)

Total distributions	(264,646,948)	(194,662,450)

Decrease in net assets from capital share transactions	(47,039,006)	(407,289,730)

Total increase in net assets	116,812,979	1,026,849,293

Net Assets
Beginning of period	6,390,383,578	5,363,534,285

End of period	$6,507,196,557	$6,390,383,578

Undistributed net investment income
End of period	$54,309,056	$104,492,735

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,762,507	$116,020,180	8,108,154	$305,146,699
Reinvestments	4,190,495	171,181,721	3,491,072	122,362,056
Redemptions	(6,438,696)	(271,851,193)	(15,091,737)	(568,836,283)

Net increase (decrease)	514,306	$15,350,708	(3,492,511)	$(141,327,528)

Class B
Sales	1,426,626	$58,479,710	3,428,042	$125,164,623
Reinvestments	1,985,810	78,657,907	1,685,867	57,370,038
Redemptions	(3,291,758)	(135,270,508)	(8,190,042)	(300,578,645)

Net increase (decrease)	120,678	$1,867,109	(3,076,133)	$(118,043,984)

Class D
Sales	99,639	$4,204,932	245,811	$9,330,189
Reinvestments	201,758	8,227,660	279,221	9,764,362
Redemptions	(1,672,797)	(70,773,839)	(3,854,105)	(145,744,023)

Net decrease	(1,371,400)	$(58,341,247)	(3,329,073)	$(126,649,472)

Class E
Sales	25,633	$1,078,183	88,994	$3,322,649
Reinvestments	161,901	6,579,660	148,150	5,165,994
Redemptions	(322,519)	(13,573,419)	(792,562)	(29,757,389)

Net decrease	(134,985)	$(5,915,576)	(555,418)	$(21,268,746)

Decrease derived from capital shares transactions		$(47,039,006)		$(407,289,730)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$42.58		$33.42	$29.60	$29.71	$26.31	$22.01

Income (Loss) from Investment Operations
Net investment income (a)	0.38		0.71	0.67	0.55	0.49	0.48
Net realized and unrealized gain on investments	2.47		9.72	3.95	0.02	3.38	4.92

Total from investment operations	2.85		10.43	4.62	0.57	3.87	5.40

Less Distributions
Distributions from net investment income	(0.74)		(0.70)	(0.57)	(0.50)	(0.47)	(0.63)
Distributions from net realized capital gains	(1.08)		(0.57)	(0.23)	(0.18)	0.00	(0.47)

Total distributions	(1.82)		(1.27)	(0.80)	(0.68)	(0.47)	(1.10)

Net Asset Value, End of Period	$43.61		$42.58	$33.42	$29.60	$29.71	$26.31

Total Return (%) (b)	6.98	(c)	32.02	15.76	1.84	14.82	26.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	(d)	0.27	0.28	0.27	0.27	0.28
Net ratio of expenses to average net assets (%) (e)	0.26	(d)	0.26	0.27	0.26	0.27	0.27
Ratio of net investment income to average net assets (%)	1.80	(d)	1.87	2.08	1.85	1.82	2.13
Portfolio turnover rate (%)	7	(c)	12	12	11	12	23
Net assets, end of period (in millions)	$4,180.8		$4,059.9	$3,303.3	$2,925.8	$3,158.4	$2,976.5

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$41.27		$32.43	$28.76	$28.89	$25.61	$21.43

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.60	0.57	0.47	0.41	0.41
Net realized and unrealized gain on investments	2.39		9.43	3.83	0.02	3.29	4.80

Total from investment operations	2.71		10.03	4.40	0.49	3.70	5.21

Less Distributions
Distributions from net investment income	(0.64)		(0.62)	(0.50)	(0.44)	(0.42)	(0.56)
Distributions from net realized capital gains	(1.08)		(0.57)	(0.23)	(0.18)	0.00	(0.47)

Total distributions	(1.72)		(1.19)	(0.73)	(0.62)	(0.42)	(1.03)

Net Asset Value, End of Period	$42.26		$41.27	$32.43	$28.76	$28.89	$25.61

Total Return (%) (b)	6.85	(c)	31.70	15.43	1.64	14.49	25.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.52	0.53	0.52	0.52	0.53
Net ratio of expenses to average net assets (%) (e)	0.51	(d)	0.51	0.52	0.51	0.52	0.52
Ratio of net investment income to average net assets (%)	1.55	(d)	1.62	1.83	1.61	1.57	1.85
Portfolio turnover rate (%)	7	(c)	12	12	11	12	23
Net assets, end of period (in millions)	$1,979.5		$1,928.0	$1,615.0	$1,454.7	$1,402.7	$1,130.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$42.46		$33.32	$29.52	$29.63	$26.25	$19.88

Income (Loss) from Investment Operations
Net investment income (a)	0.36		0.66	0.63	0.52	0.46	0.31
Net realized and unrealized gain on investments	2.46		9.71	3.94	0.02	3.37	6.06

Total from investment operations	2.82		10.37	4.57	0.54	3.83	6.37

Less Distributions
Distributions from net investment income	(0.68)		(0.66)	(0.54)	(0.47)	(0.45)	0.00
Distributions from net realized capital gains	(1.08)		(0.57)	(0.23)	(0.18)	0.00	0.00

Total distributions	(1.76)		(1.23)	(0.77)	(0.65)	(0.45)	0.00

Net Asset Value, End of Period	$43.52		$42.46	$33.32	$29.52	$29.63	$26.25

Total Return (%) (b)	6.93	(c)	31.91	15.62	1.76	14.68	32.04	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(d)	0.37	0.38	0.37	0.37	0.38	(d)
Net ratio of expenses to average net assets (%) (e)	0.36	(d)	0.36	0.37	0.36	0.37	0.37	(d)
Ratio of net investment income to average net assets (%)	1.70	(d)	1.77	1.97	1.75	1.71	1.93	(d)
Portfolio turnover rate (%)	7	(c)	12	12	11	12	23
Net assets, end of period (in millions)	$183.7		$237.5	$297.3	$308.6	$360.5	$443.0

	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$42.32		$33.22	$29.44	$29.55	$26.19	$21.90

Income (Loss) from Investment Operations
Net investment income (a)	0.35		0.65	0.62	0.50	0.44	0.44
Net realized and unrealized gain on investments	2.46		9.67	3.92	0.03	3.36	4.91

Total from investment operations	2.81		10.32	4.54	0.53	3.80	5.35

Less Distributions
Distributions from net investment income	(0.68)		(0.65)	(0.53)	(0.46)	(0.44)	(0.59)
Distributions from net realized capital gains	(1.08)		(0.57)	(0.23)	(0.18)	0.00	(0.47)

Total distributions	(1.76)		(1.22)	(0.76)	(0.64)	(0.44)	(1.06)

Net Asset Value, End of Period	$43.37		$42.32	$33.22	$29.44	$29.55	$26.19

Total Return (%) (b)	6.91	(c)	31.83	15.54	1.71	14.60	26.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	(d)	0.42	0.43	0.42	0.42	0.43
Net ratio of expenses to average net assets (%) (e)	0.41	(d)	0.41	0.42	0.41	0.42	0.42
Ratio of net investment income to average net assets (%)	1.65	(d)	1.72	1.92	1.69	1.67	1.98
Portfolio turnover rate (%)	7	(c)	12	12	11	12	23
Net assets, end of period (in millions)	$163.2		$164.9	$147.9	$147.0	$180.9	$186.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-17

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments, return of capital dividends, reclass of litigation income, and merger related adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MSF-18

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts* (a)	$209,782

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$3,635,134

Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(1,123,004)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$20,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$428,043,830	$0	$687,550,449

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2014 were $7,862,558.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2014 were $244,032.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014	Realized Gain on shares sold	Income for the period ended June 30, 2014
MetLife, Inc.	429,987	4,308	(19,544)	414,751	$493,186	$263,738

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$105,466,407	$87,419,870	$89,196,043	$36,724,744	$194,662,450	$124,144,614

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$122,743,637	$141,502,847	$2,306,402,781	$—	$2,570,649,265

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

MSF-21

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 5.45%, 5.32%, 5.37%, and 5.35%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 7.14% and 3.93%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 5.90%.

MARKET ENVIRONMENT / CONDITIONS

Early in the reporting period, markets were forced to contend with some unexpected weakness in the U.S. economy due largely to weather-related interruptions to hiring and spending plans. Additionally, emerging markets experienced stresses due to imbalances and stagflationary conditions in certain emerging market countries. Equities and credit markets quickly found their footing and recovered all early-year declines, helped, in part, by the conclusion that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Federal Reserve Chair for a term beginning in early 2014.

Toward the middle of the reporting period, political instability in the Ukraine briefly caused market jitters where tensions escalated following a change in government and Russia’s annexation of Crimea. Once again, the setback was short-lived as the economy regained its footing, helped in part by central bank stimulus, notably by the European Central Bank. Also, toward the end of the period, sectarian violence in Iraq and the potential threat to oil production and crude prices appeared to have become a modest concern for investors, but not enough to cause any meaningful pull-back in the equity markets as the broad U.S. equity indexes traded near their all-time highs by the end of the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Within the equity portion of the Portfolio, weak stock selection in the Energy sector and Health Care sector held back performance relative to the S&P 500 Index. Underweight positions in oil service company Schlumberger and biopharmaceutical company Pfizer detracted from relative performance.

The combination of weak stock selection and unfavorable sector allocation in the Information Technology sector and Financials sector also hindered relative performance. An underweight position in strong-performing computer and personal electronics maker Apple held back performance. Overweight positions in global financial services firm JPMorgan Chase, financial services firm Prudential Financial, and global financial services firm Goldman Sachs also dampened relative results as all three stocks lagged the benchmark over the period.

Elsewhere, the Portfolio’s overweight positions in tobacco company Philip Morris International, automotive company General Motors, office products retailer Staples, and retailer Target weighed on relative returns.

Within the fixed income portion of the Portfolio, the exposure to emerging market debt, particularly Turkey, held back performance relative to the Barclays U.S. Aggregate Bond Index. Other detractors included bonds issued by Verizon Communications and a home-equity-backed asset-backed security.

Within the equity portion of the Portfolio, strong stock selection in the Consumer Discretionary sector and Consumer Staples sector contributed to performance relative to the S&P 500 Index. In particular, not owning shares in online retailer Amazon.com and holdings in automotive system manufacturer Magna International contributed to relative results. An overweight position to tobacco maker Lorillard also contributed positively.

Security selection in the Telecommunication Services and Utilities sectors were also positive factors for relative results. The Portfolio’s overweight position in telecommunications provider Frontier Communications boosted relative performance. There were no individual securities within the Utilities sector that were among the Portfolio’s top relative detractors.

Elsewhere, not holding any shares in diversified industrial conglomerate General Electric and global payments technology company MasterCard, and the timing of holding of diversified financial services firm Citigroup added relative value. Individual holdings in other sectors that benefited relative performance included medical device manufacturer Covidien plc (United Kingdom), financial services firm Wells Fargo & Co., and computer products and services provider Hewlett-Packard as these three stocks outperformed the market during the period.

Within the fixed income portion of the Portfolio, having a higher yield than the benchmark led by issues in the Finance sector was a positive factor for relative performance. The overweight position to the Bank and Finance sectors, at the expense of the Mortgage sector, was also a contributor to relative performance. Corporate bonds from issuers Time Warner and Anheuser Busch, and European banks ING and BPCE Groupe were notable contributors to performance. Higher-coupon mortgage-backed securities issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation and a number of super-senior commercial mortgage-backed securities further bolstered relative results. The overweight position in BBB-rated securities was also beneficial to relative performance.

MSF-1

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Over the trailing six month period ended June 30, 2014, the Portfolio increased its weighting in Health Care and Financials while decreasing its exposure to Industrials and Consumer Discretionary. As of June 30, 2014, the Portfolio was overweight in Financials and Consumer Staples and underweight in Information Technology and Energy.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Jonathan Sage

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	5.45	15.89	12.36	6.68	—
Class B	5.32	15.61	12.08	6.41	—
Class E	5.37	15.73	12.19	6.52	—
Class F	5.35	15.67	12.14	—	6.08
S&P 500 Index	7.14	24.61	18.83	7.78	—
Barclays U.S. Aggregate Bond Index	3.93	4.37	4.85	4.93	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, Class E and Class F shares are 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Equity Sectors

% of Net Assets
Financials	13.3
Health Care	7.8
Consumer Staples	7.8
Industrials	7.3
Consumer Discretionary	7.1

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	25.1
Corporate Bonds & Notes	10.5
Mortgage-Backed Securities	1.9
Asset-Backed Securities	0.4
Foreign Government	0.4

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.3
Wells Fargo & Co.	1.7
Philip Morris International, Inc.	1.5
Johnson & Johnson	1.5
Pfizer, Inc.	1.5

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	10.0
Fannie Mae 30 Yr. Pool	5.4
U.S. Treasury Bonds	2.9
Freddie Mac 30 Yr. Gold Pool	2.6
Ginnie Mae II 30 Yr. Pool	1.2

MSF-3

Metropolitan Series Fund

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A	Actual	0.60%	$1,000.00	$1,054.50	$3.06
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B	Actual	0.85%	$1,000.00	$1,053.20	$4.33
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class E	Actual	0.75%	$1,000.00	$1,053.70	$3.82
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class F	Actual	0.80%	$1,000.00	$1,053.50	$4.07
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—59.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.0%
General Dynamics Corp.	11,863	$1,382,633
Honeywell International, Inc.	78,905	7,334,220
Lockheed Martin Corp.	62,286	10,011,229
Northrop Grumman Corp.	24,589	2,941,582
Precision Castparts Corp.	3,694	932,365
United Technologies Corp.	70,804	8,174,322

		30,776,351

Air Freight & Logistics—0.5%
United Parcel Service, Inc. - Class B	46,261	4,749,154

Airlines—0.1%
Copa Holdings S.A. - Class A	6,710	956,645

Auto Components—1.2%
Delphi Automotive plc	58,175	3,998,950
Johnson Controls, Inc.	93,132	4,650,081
Magna International, Inc.	33,731	3,630,891

		12,279,922

Automobiles—0.4%
General Motors Co.	117,740	4,273,962

Banks—5.7%
Bank of America Corp.	162,054	2,490,770
BB&T Corp.	45,206	1,782,472
BOC Hong Kong Holdings, Ltd.	205,000	594,179
Citigroup, Inc.	31,352	1,476,679
Fifth Third Bancorp	30,189	644,535
HSBC Holdings plc	115,740	1,175,003
JPMorgan Chase & Co.	400,369	23,069,262
Mizuho Financial Group, Inc. (a)	734,700	1,510,269
PNC Financial Services Group, Inc. (The)	32,520	2,895,906
Sumitomo Mitsui Financial Group, Inc.	26,200	1,100,143
SunTrust Banks, Inc.	23,276	932,436
U.S. Bancorp	80,280	3,477,730
Wells Fargo & Co.	328,157	17,247,932

		58,397,316

Beverages—0.7%
Coca-Cola Co. (The)	29,978	1,269,868
Diageo plc	152,822	4,864,828
Dr Pepper Snapple Group, Inc.	18,151	1,063,285

		7,197,981

Capital Markets—2.8%
Bank of New York Mellon Corp. (The)	199,531	7,478,422
BlackRock, Inc.	10,710	3,422,916
Franklin Resources, Inc. (a)	79,196	4,580,697
Goldman Sachs Group, Inc. (The)	44,067	7,378,578
Morgan Stanley	52,392	1,693,833
State Street Corp.	59,130	3,977,084

		28,531,530

Chemicals—1.1%
Celanese Corp. - Series A (a)	21,399	$1,375,528
FMC Corp.	10,718	763,014
LyondellBasell Industries NV - Class A	14,471	1,413,093
PPG Industries, Inc.	28,675	6,026,051
Praxair, Inc.	7,497	995,902
Valspar Corp. (The)	2,549	194,208

		10,767,796

Commercial Services & Supplies—0.3%
Tyco International, Ltd.	73,820	3,366,192

Construction & Engineering—0.1%
Fluor Corp.	11,967	920,262

Consumer Finance—0.2%
American Express Co.	13,307	1,262,435
Discover Financial Services	17,729	1,098,844

		2,361,279

Containers & Packaging—0.2%
Crown Holdings, Inc. (b)	20,974	1,043,666
Packaging Corp. of America	13,225	945,456

		1,989,122

Diversified Financial Services—0.3%
McGraw Hill Financial, Inc.	10,429	865,920
Moody’s Corp.	7,393	648,070
NASDAQ OMX Group, Inc. (The)	30,253	1,168,371

		2,682,361

Diversified Telecommunication Services—2.0%
AT&T, Inc.	63,707	2,252,680
Bezeq The Israeli Telecommunication Corp., Ltd.	257,874	482,895
CenturyLink, Inc. (a)	45,819	1,658,648
Frontier Communications Corp. (a)	604,814	3,532,114
TDC A/S	166,894	1,727,160
Telecom Italia S.p.A. - Risparmio Shares	934,967	922,607
Telefonica Brasil S.A. (ADR)	43,296	888,001
Verizon Communications, Inc.	173,192	8,474,285
Windstream Holdings, Inc. (a)	63,321	630,677

		20,569,067

Electric Utilities—0.9%
American Electric Power Co., Inc.	48,663	2,713,936
Duke Energy Corp.	21,130	1,567,635
Edison International	11,528	669,892
PPL Corp.	115,667	4,109,648

		9,061,111

Electrical Equipment—0.4%
Eaton Corp. plc	45,235	3,491,237

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—0.1%
Hoya Corp.	33,200	$1,104,770

Energy Equipment & Services—0.3%
Ensco plc - Class A (a)	38,096	2,116,995
Schlumberger, Ltd.	10,467	1,234,582

		3,351,577

Food & Staples Retailing—1.5%
CVS Caremark Corp.	129,877	9,788,829
Kroger Co. (The)	96,950	4,792,239
Walgreen Co.	15,062	1,116,546

		15,697,614

Food Products—2.0%
Danone S.A.	38,309	2,843,205
General Mills, Inc. (a)	119,908	6,299,966
Ingredion, Inc.	11,616	871,665
Kellogg Co.	9,368	615,477
Kraft Foods Group, Inc.	6,102	365,815
Marine Harvest ASA	47,358	647,499
Mondelez International, Inc. - Class A	32,942	1,238,949
Nestle S.A.	83,995	6,508,181
Tyson Foods, Inc. - Class A (a)	18,860	708,004

		20,098,761

Health Care Equipment & Supplies—1.5%
Abbott Laboratories	124,291	5,083,502
Covidien plc	35,965	3,243,324
Medtronic, Inc.	58,199	3,710,768
St. Jude Medical, Inc.	53,202	3,684,238

		15,721,832

Health Care Providers & Services—0.8%
AmerisourceBergen Corp.	15,578	1,131,898
Cardinal Health, Inc.	46,181	3,166,169
Express Scripts Holding Co. (b)	45,349	3,144,046
Quest Diagnostics, Inc. (a)	4,246	249,198

		7,691,311

Hotels, Restaurants & Leisure—0.5%
Hilton Worldwide Holdings, Inc. (a) (b)	32,280	752,124
McDonald’s Corp.	31,668	3,190,234
Wynn Resorts, Ltd. (a)	7,362	1,528,057

		5,470,415

Household Products—0.6%
Procter & Gamble Co. (The)	66,474	5,224,192
Reckitt Benckiser Group plc	13,747	1,198,843

		6,423,035

Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc.	29,704	1,104,989

Industrial Conglomerates—1.7%
3M Co.	54,878	7,860,725
Danaher Corp.	97,391	7,667,593
Siemens AG	12,638	1,669,158

		17,197,476

Insurance—3.7%
ACE, Ltd.	55,115	5,715,425
American International Group, Inc. (a)	15,639	853,577
Aon plc	40,340	3,634,231
Chubb Corp. (The) (a)	25,854	2,382,963
Delta Lloyd NV	89,399	2,267,389
Everest Re Group, Ltd.	9,663	1,550,815
Prudential Financial, Inc.	74,072	6,575,371
Travelers Cos., Inc. (The)	108,623	10,218,166
Validus Holdings, Ltd.	65,980	2,523,075
Zurich Insurance Group AG (b)	6,803	2,051,038

		37,772,050

Internet Software & Services—0.7%
Facebook, Inc. - Class A (b)	67,856	4,566,030
Google, Inc. - Class A (b)	2,576	1,506,110
Google, Inc. - Class C (b)	2,576	1,481,922

		7,554,062

IT Services—1.8%
Accenture plc - Class A (a)	83,812	6,775,362
Fidelity National Information Services, Inc.	14,984	820,224
Fiserv, Inc. (b)	18,784	1,133,051
International Business Machines Corp.	34,502	6,254,178
Visa, Inc. - Class A	11,844	2,495,649
Western Union Co. (The) (a)	33,076	573,538

		18,052,002

Leisure Products—0.2%
Hasbro, Inc. (a)	33,626	1,783,859
Mattel, Inc.	15,738	613,310

		2,397,169

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	44,989	5,308,702

Machinery—1.0%
Caterpillar, Inc.	5,861	636,915
Cummins, Inc.	22,746	3,509,480
Illinois Tool Works, Inc.	29,378	2,572,338
Pentair plc	21,252	1,532,694
Stanley Black & Decker, Inc.	24,294	2,133,499

		10,384,926

Media—3.2%
Comcast Corp. - Special Class A (a)	177,668	9,475,035
Omnicom Group, Inc.	48,003	3,418,774
Regal Entertainment Group - Class A (a)	29,257	617,323
Time Warner Cable, Inc.	41,201	6,068,907

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Time Warner, Inc.	57,017	$4,005,444
Time, Inc. (b)	2,321	56,212
Twenty-First Century Fox, Inc. - Class A	45,929	1,614,404
Viacom, Inc. - Class B	19,528	1,693,663
Walt Disney Co. (The)	66,234	5,678,903

		32,628,665

Metals & Mining—0.3%
Rio Tinto plc	18,288	986,796
Vale S.A. (ADR) (a)	125,729	1,663,394

		2,650,190

Multi-Utilities—0.8%
E.ON SE	99,907	2,063,003
GDF Suez	88,632	2,436,943
PG&E Corp. (a)	40,212	1,930,980
Public Service Enterprise Group, Inc. (a)	29,591	1,207,017

		7,637,943

Multiline Retail—1.1%
Kohl’s Corp. (a)	52,886	2,786,034
Macy’s, Inc.	62,138	3,605,247
Target Corp.	84,986	4,924,939

		11,316,220

Oil, Gas & Consumable Fuels—5.4%
Anadarko Petroleum Corp.	28,055	3,071,181
Apache Corp.	35,902	3,612,459
Canadian Natural Resources, Ltd.	26,171	1,201,511
Chevron Corp.	68,242	8,908,993
EOG Resources, Inc.	8,229	961,641
EQT Corp.	16,303	1,742,791
Exxon Mobil Corp.	145,300	14,628,804
Marathon Petroleum Corp.	21,849	1,705,751
Noble Energy, Inc.	44,893	3,477,412
Occidental Petroleum Corp.	46,684	4,791,179
Petroleo Brasileiro S.A. (ADR)	94,510	1,478,136
Royal Dutch Shell plc - A Shares	79,909	3,305,647
Valero Energy Corp.	65,175	3,265,268
Williams Cos., Inc. (The)	48,683	2,833,837

		54,984,610

Pharmaceuticals—5.0%
Actavis plc (b)	7,420	1,655,031
Bayer AG	9,543	1,347,934
Bristol-Myers Squibb Co.	100,852	4,892,331
Eli Lilly & Co.	52,872	3,287,052
GlaxoSmithKline plc	62,450	1,668,778
Johnson & Johnson	144,145	15,080,450
Merck & Co., Inc.	83,302	4,819,021
Novartis AG	7,320	663,061
Pfizer, Inc.	499,618	14,828,662
Roche Holding AG	2,101	626,942
Valeant Pharmaceuticals International, Inc. (b)	11,224	1,415,571
Zoetis, Inc.	35,635	1,149,941

		51,434,774

Real Estate Investment Trusts—0.6%
American Capital Agency Corp.	16,914	395,957
Annaly Capital Management, Inc. (a)	106,519	1,217,512
Corio NV	21,758	1,111,415
Digital Realty Trust, Inc. (a)	41,942	2,446,057
EPR Properties (a)	15,050	840,844

		6,011,785

Road & Rail—0.3%
Canadian National Railway Co.	21,780	1,416,136
Union Pacific Corp.	10,756	1,072,911

		2,489,047

Semiconductors & Semiconductor Equipment—0.8%
Intel Corp.	39,028	1,205,965
Microchip Technology, Inc. (a)	103,112	5,032,897
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	69,619	1,489,150
Texas Instruments, Inc.	6,420	306,812

		8,034,824

Software—1.0%
CA, Inc.	40,912	1,175,811
Microsoft Corp.	71,130	2,966,121
Oracle Corp.	120,844	4,897,807
Symantec Corp.	64,839	1,484,813

		10,524,552

Specialty Retail—0.3%
Advance Auto Parts, Inc.	9,158	1,235,598
Bed Bath & Beyond, Inc. (a) (b)	7,726	443,318
Staples, Inc. (a)	130,605	1,415,758

		3,094,674

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.	16,771	1,558,529
EMC Corp.	37,299	982,456
Hewlett-Packard Co.	199,296	6,712,289
Western Digital Corp.	11,763	1,085,725

		10,338,999

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc.	15,050	1,481,522

Tobacco—2.9%
Altria Group, Inc.	84,035	3,524,428
Imperial Tobacco Group plc	9,766	439,162
Japan Tobacco, Inc.	47,800	1,745,708
Lorillard, Inc.	139,860	8,527,264
Philip Morris International, Inc.	185,054	15,601,903

		29,838,465

Wireless Telecommunication Services—0.1%
Vodafone Group plc	347,982	1,162,882

Total Common Stocks (Cost $427,887,117)		611,331,131

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—25.1%

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—12.1%
Fannie Mae 15 Yr. Pool 2.500%, 02/01/28	443,923	$451,565
2.500%, 05/01/28	269,425	274,064
3.000%, 03/01/27	188,223	195,759
3.000%, 04/01/27	576,265	599,339
3.000%, TBA (c)	4,000,000	4,155,000
4.500%, 04/01/18	36,809	39,086
4.500%, 06/01/18	95,920	101,854
4.500%, 07/01/18	82,743	87,861
4.500%, 03/01/19	126,110	133,937
4.500%, 06/01/19	84,893	90,181
4.500%, 04/01/20	82,606	87,842
4.500%, 07/01/20	42,850	45,527
5.000%, 11/01/17	78,650	83,429
5.000%, 02/01/18	222,701	236,227
5.000%, 07/01/19	171,498	183,160
5.000%, 07/01/20	140,476	151,451
5.000%, 12/01/20	202,068	218,190
5.500%, 11/01/17	125,741	133,543
5.500%, 12/01/17	18,122	19,248
5.500%, 01/01/18	97,533	103,603
5.500%, 02/01/18	73,667	78,239
5.500%, 06/01/19	180,361	194,461
5.500%, 07/01/19	147,131	157,693
5.500%, 08/01/19	45,504	48,797
5.500%, 09/01/19	153,092	164,219
5.500%, 01/01/21	69,802	76,323
5.500%, 03/01/21	22,274	24,320
6.000%, 07/01/16	26,469	27,196
6.000%, 01/01/17	20,359	21,094
6.000%, 02/01/17	51,835	54,253
6.000%, 08/01/17	8,401	8,812
6.000%, 09/01/17	78,096	81,539
6.000%, 03/01/18	8,491	8,945
6.000%, 11/01/18	48,259	50,835
6.000%, 01/01/21	80,202	85,968
6.000%, 05/01/21	30,051	32,003
Fannie Mae 20 Yr. Pool 6.000%, 11/01/25	40,051	45,281
Fannie Mae 30 Yr. Pool 3.500%, 11/01/41	133,269	137,436
3.500%, 01/01/42	1,109,158	1,144,367
3.500%, 04/01/43	1,256,516	1,295,448
3.500%, 05/01/43	2,563,040	2,642,455
3.500%, 06/01/43	828,268	853,932
3.500%, 07/01/43	2,049,428	2,112,928
3.500%, 09/01/43	3,209,275	3,308,713
4.000%, 02/01/41	258,277	274,488
4.000%, TBA (c)	14,527,000	15,410,808
4.500%, 08/01/33	379,168	411,996
4.500%, 03/01/34	1,159,367	1,259,622
4.500%, 08/01/40	95,578	104,182
4.500%, 02/01/41	521,718	568,784
4.500%, 04/01/41	545,108	594,192
4.500%, TBA (c)	4,439,000	4,807,299
5.000%, 11/01/33	210,409	234,647

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 03/01/34	177,117	197,641
5.000%, 05/01/34	77,400	86,273
5.000%, 08/01/34	77,637	86,520
5.000%, 09/01/34	284,785	317,258
5.000%, 06/01/35	208,600	232,252
5.000%, 07/01/35	614,474	683,665
5.000%, 08/01/35	194,960	216,946
5.000%, 09/01/35	135,178	150,437
5.000%, 10/01/35	564,390	627,948
5.000%, 07/01/39	631,095	704,798
5.000%, 10/01/39	424,031	473,771
5.000%, 11/01/39	149,153	167,433
5.000%, 11/01/40	187,297	208,523
5.000%, 01/01/41	92,725	103,567
5.000%, 03/01/41	129,100	144,265
5.500%, 02/01/33	101,365	113,489
5.500%, 05/01/33	16,985	19,191
5.500%, 06/01/33	326,840	367,698
5.500%, 11/01/33	215,038	241,789
5.500%, 12/01/33	41,239	46,138
5.500%, 01/01/34	162,186	182,473
5.500%, 02/01/34	325,303	366,279
5.500%, 03/01/34	84,365	96,185
5.500%, 04/01/34	101,952	115,015
5.500%, 05/01/34	601,807	682,271
5.500%, 06/01/34	688,845	777,755
5.500%, 07/01/34	247,375	278,478
5.500%, 09/01/34	856,164	963,021
5.500%, 10/01/34	1,140,344	1,286,857
5.500%, 11/01/34	1,275,819	1,441,029
5.500%, 12/01/34	651,313	735,295
5.500%, 01/01/35	615,407	695,531
5.500%, 02/01/35	61,499	69,494
5.500%, 04/01/35	110,400	124,610
5.500%, 07/01/35	75,749	85,123
5.500%, 08/01/35	29,868	33,416
5.500%, 09/01/35	359,018	405,888
6.000%, 02/01/32	231,792	264,003
6.000%, 03/01/34	40,314	45,955
6.000%, 04/01/34	391,614	444,032
6.000%, 06/01/34	481,355	547,701
6.000%, 07/01/34	443,955	502,683
6.000%, 08/01/34	758,534	857,826
6.000%, 10/01/34	400,772	454,025
6.000%, 11/01/34	53,400	60,410
6.000%, 12/01/34	39,387	44,606
6.000%, 08/01/35	93,006	105,288
6.000%, 09/01/35	128,112	145,246
6.000%, 10/01/35	213,463	242,957
6.000%, 11/01/35	35,727	40,202
6.000%, 12/01/35	227,834	257,546
6.000%, 02/01/36	177,543	199,782
6.000%, 04/01/36	281,721	319,907
6.000%, 06/01/36	79,319	89,517
6.000%, 07/01/37	252,367	285,653

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.500%, 06/01/31	71,364	$80,466
6.500%, 07/01/31	22,828	25,787
6.500%, 08/01/31	15,746	17,792
6.500%, 09/01/31	68,708	77,490
6.500%, 02/01/32	43,207	48,732
6.500%, 07/01/32	176,453	200,261
6.500%, 08/01/32	173,210	197,415
6.500%, 01/01/33	75,211	86,832
6.500%, 04/01/34	109,045	123,158
6.500%, 06/01/34	36,760	41,543
6.500%, 08/01/34	92,617	104,712
6.500%, 04/01/36	27,112	30,657
6.500%, 05/01/36	135,943	153,282
6.500%, 02/01/37	265,180	299,007
6.500%, 05/01/37	139,139	156,886
6.500%, 07/01/37	127,857	144,165
Fannie Mae Pool 2.410%, 05/01/23	98,191	95,869
2.550%, 05/01/23	158,004	155,880
3.800%, 02/01/18	138,184	148,497
3.849%, 07/01/18	192,289	207,267
3.910%, 02/01/18	200,396	215,352
4.600%, 09/01/19	133,045	148,253
4.847%, 08/01/14	89,378	89,463
4.880%, 03/01/20	258,448	284,214
4.940%, 08/01/15	50,000	51,319
5.000%, 12/01/18	310,399	329,410
5.000%, 08/01/20	59,251	63,988
5.370%, 05/01/18	622,365	701,678
5.459%, 11/01/15	369,903	385,164
5.500%, 07/01/33	343,443	386,175
5.500%, 01/01/34	79,981	89,999
5.662%, 02/01/16	206,668	218,488
5.732%, 07/01/16	238,512	258,422
6.000%, 07/01/17	76,008	79,541
Fannie Mae-ACES 2.578%, 09/25/18	500,000	517,952
Freddie Mac 15 Yr. Gold Pool 4.500%, 05/01/18	37,153	39,406
4.500%, 08/01/18	77,182	81,862
4.500%, 11/01/18	93,700	99,382
4.500%, 01/01/19	183,395	194,515
4.500%, 08/01/19	9,764	10,356
4.500%, 02/01/20	65,447	69,534
4.500%, 08/01/24	585,864	631,503
5.000%, 12/01/17	2,407	2,555
5.000%, 05/01/18	34,360	36,473
5.000%, 09/01/18	98,291	104,569
5.500%, 01/01/19	33,559	35,681
5.500%, 04/01/19	15,277	16,221
5.500%, 06/01/19	12,869	13,664
5.500%, 07/01/19	17,336	18,406
5.500%, 08/01/19	12,005	12,850
5.500%, 02/01/20	9,426	10,046
6.000%, 04/01/16	3,107	3,193

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 6.000%, 04/01/17	18,723	19,586
6.000%, 07/01/17	12,330	12,755
6.000%, 10/01/17	16,188	16,810
6.000%, 08/01/19	114,312	121,663
6.000%, 09/01/19	15,705	16,634
6.000%, 11/01/19	44,588	47,095
6.000%, 05/01/21	48,958	52,507
6.000%, 10/01/21	71,288	76,561
Freddie Mac 20 Yr. Gold Pool 5.500%, 10/01/24	96,051	107,452
5.500%, 06/01/25	176,991	197,946
5.500%, 07/01/25	93,929	105,294
5.500%, 08/01/25	135,022	151,389
6.000%, 02/01/23	146,510	164,529
6.000%, 12/01/25	61,345	68,928
6.000%, 02/01/26	51,696	58,109
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	1,835,883	1,813,203
3.000%, 04/01/43	1,911,872	1,893,160
3.000%, 05/01/43	1,696,625	1,680,540
3.500%, 02/01/42	931,510	959,247
3.500%, 04/01/42	550,984	568,771
3.500%, 12/01/42	1,519,119	1,565,807
3.500%, 04/01/43	405,922	418,401
3.500%, 07/01/43	571,701	588,403
3.500%, 08/01/43	959,450	987,480
4.000%, 11/01/40	1,450,927	1,539,177
4.000%, 01/01/41	2,003,363	2,125,215
4.000%, 11/01/43	1,648,437	1,748,701
4.000%, TBA (c)	2,733,000	2,895,272
4.500%, 04/01/35	65,228	70,759
4.500%, 07/01/39	584,217	632,763
4.500%, 09/01/39	291,496	315,670
4.500%, 10/01/39	176,099	190,677
5.000%, 09/01/33	435,451	483,700
5.000%, 03/01/34	102,068	115,017
5.000%, 04/01/34	75,484	83,832
5.000%, 08/01/35	115,450	128,142
5.000%, 10/01/35	210,871	235,606
5.000%, 11/01/35	209,729	232,544
5.000%, 12/01/36	131,893	146,290
5.000%, 07/01/39	1,003,912	1,110,979
5.500%, 12/01/33	446,927	506,348
5.500%, 01/01/34	308,326	346,544
5.500%, 04/01/34	84,543	94,306
5.500%, 11/01/34	68,902	76,860
5.500%, 12/01/34	120,542	135,865
5.500%, 05/01/35	45,465	51,084
5.500%, 09/01/35	103,222	116,342
5.500%, 10/01/35	128,359	144,582
6.000%, 04/01/34	117,725	132,278
6.000%, 07/01/34	58,121	65,614
6.000%, 08/01/34	518,912	589,625
6.000%, 09/01/34	7,512	8,441
6.000%, 07/01/35	93,311	106,200

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 6.000%, 08/01/35	98,921	$112,485
6.000%, 11/01/35	221,308	250,883
6.000%, 03/01/36	121,662	137,964
6.000%, 10/01/36	115,955	131,772
6.000%, 03/01/37	16,361	18,362
6.000%, 05/01/37	132,720	150,171
6.000%, 06/01/37	167,083	188,890
6.500%, 05/01/34	30,904	34,824
6.500%, 06/01/34	89,568	100,927
6.500%, 08/01/34	206,136	232,281
6.500%, 10/01/34	154,287	175,118
6.500%, 11/01/34	47,788	53,850
6.500%, 05/01/37	119,740	134,928
6.500%, 07/01/37	192,838	217,296
Freddie Mac Multifamily Structured Pass-Through Certificates 1.426%, 08/25/17	250,000	252,112
1.869%, 11/25/19	363,000	360,459
2.303%, 09/25/18	176,087	180,518
2.412%, 08/25/18	458,000	471,983
2.682%, 10/25/22	620,000	620,564
3.034%, 10/25/20 (d)	319,000	333,281
3.154%, 02/25/18	118,000	124,887
3.320%, 02/25/23 (d)	186,000	194,067
3.458%, 08/25/23 (d)	835,000	878,347
3.808%, 08/25/20	1,030,000	1,120,106
3.882%, 11/25/17 (d)	332,556	358,796
5.085%, 03/25/19	1,226,000	1,395,683
Ginnie Mae I 30 Yr. Pool 3.000%, 02/15/43	687,799	694,337
3.500%, 12/15/41	434,795	454,894
3.500%, 02/15/42	273,262	284,728
4.500%, 09/15/33	155,759	170,935
4.500%, 11/15/39	678,330	739,552
4.500%, 03/15/40	553,075	606,291
4.500%, 04/15/40	822,699	896,950
4.500%, 06/15/40	324,082	354,177
5.000%, 03/15/34	59,232	65,727
5.000%, 06/15/34	102,031	113,220
5.000%, 12/15/34	59,916	66,489
5.000%, 06/15/35	20,414	22,558
5.500%, 11/15/32	228,298	256,828
5.500%, 08/15/33	452,608	511,191
5.500%, 12/15/33	264,484	301,588
5.500%, 09/15/34	193,199	218,195
5.500%, 10/15/35	48,423	54,652
6.000%, 12/15/28	57,971	66,479
6.000%, 12/15/31	73,770	85,297
6.000%, 03/15/32	3,924	4,415
6.000%, 10/15/32	230,478	266,432
6.000%, 01/15/33	83,558	94,569
6.000%, 02/15/33	2,463	2,808
6.000%, 04/15/33	280,064	323,799
6.000%, 08/15/33	1,657	1,875
6.000%, 07/15/34	188,125	216,723

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 6.000%, 09/15/34	59,940	67,423
6.000%, 01/15/38	261,767	297,587
Ginnie Mae II 30 Yr. Pool 3.000%, 06/20/43	1,488,847	1,505,748
3.000%, 07/20/43	669,898	677,416
3.500%, 06/20/43	2,091,787	2,182,368
3.500%, 07/20/43	2,322,013	2,422,564
4.000%, 01/20/41	1,997,283	2,142,775
4.000%, 02/20/41	492,641	528,470
4.000%, 04/20/41	370,329	397,166
4.000%, 02/20/42	548,500	587,982
4.500%, 07/20/33	31,857	35,095
4.500%, 09/20/33	21,661	23,862
4.500%, 12/20/34	17,853	19,656
4.500%, 03/20/35	96,281	105,663
4.500%, 01/20/41	541,165	592,936
4.500%, TBA (c)	1,061,000	1,158,521
5.000%, 07/20/33	71,396	79,257
6.000%, 01/20/35	74,461	86,063
6.000%, 02/20/35	36,957	43,210
6.000%, 04/20/35	58,002	65,405

		123,988,267

Federal Agencies—0.1%
Financing Corp. 9.650%, 11/02/18	430,000	574,752

U.S. Treasury—12.9%
U.S. Treasury Bonds 2.875%, 05/15/43	1,700,000	1,553,375
4.500%, 02/15/36 (a)	293,000	355,858
4.500%, 08/15/39	20,492,000	24,977,822
5.000%, 05/15/37 (a)	232,000	301,165
5.250%, 02/15/29 (a)	16,000	20,510
5.375%, 02/15/31 (a)	887,000	1,164,603
6.250%, 08/15/23 (a)	80,000	105,525
8.500%, 02/15/20 (a)	1,104,000	1,503,942
U.S. Treasury Notes 0.375%, 02/15/16 (a)	15,736,100	15,754,543
0.750%, 06/30/17 (a)	4,000,000	3,983,752
0.875%, 12/31/16 (a)	16,276,000	16,361,188
2.125%, 05/31/15	24,879,000	25,329,932
2.625%, 02/29/16 (a)	800,000	830,718
2.750%, 02/15/19 (a)	2,524,100	2,663,516
3.125%, 05/15/19	6,086,000	6,526,760
3.125%, 05/15/21	16,470,000	17,583,010
3.500%, 05/15/20 (a)	7,140,000	7,806,583
3.750%, 11/15/18	2,067,000	2,273,539
4.125%, 05/15/15 (a)	125,000	129,355
4.750%, 08/15/17	2,444,000	2,731,742

		131,957,438

Total U.S. Treasury & Government Agencies (Cost $250,741,522)		256,520,457

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—10.5%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
BAE Systems Holdings, Inc.
5.200%, 08/15/15 (144A)	756,000	$790,690
United Technologies Corp.
3.100%, 06/01/22	420,000	425,418

		1,216,108

Agriculture—0.2%
Altria Group, Inc.
2.850%, 08/09/22	1,020,000	981,532
BAT International Finance plc
3.250%, 06/07/22 (144A) (a)	1,026,000	1,014,944

		1,996,476

Auto Manufacturers—0.2%
Toyota Motor Credit Corp.
3.200%, 06/17/15	630,000	647,305
3.400%, 09/15/21	880,000	917,927
Volkswagen International Finance NV
2.375%, 03/22/17 (144A)	857,000	883,833

		2,449,065

Banks—2.8%
Achmea Bank NV
3.200%, 11/03/14 (144A)	541,000	546,154
Banco Bradesco S.A.
6.750%, 09/29/19 (144A)	613,000	689,625
Banco de Credito del Peru
5.375%, 09/16/20	835,000	915,369
Bank of America Corp.
4.100%, 07/24/23	1,270,000	1,318,091
4.125%, 01/22/24	1,973,000	2,034,149
5.490%, 03/15/19	196,000	220,392
7.625%, 06/01/19	710,000	876,979
Bank One Corp.
8.000%, 04/29/27	100,000	135,148
BBVA Bancomer S.A.
6.750%, 09/30/22 (144A)	810,000	927,450
BNP Paribas S.A.
7.195%, 06/25/37 (144A) (a) (d)	500,000	581,250
BPCE S.A.
12.500%, 09/30/19 (144A) (a) (d)	922,000	1,263,140
Capital One Financial Corp.
6.150%, 09/01/16	1,330,000	1,471,864
Citigroup, Inc.
2.500%, 09/26/18	580,000	589,453
5.000%, 09/15/14	1,105,000	1,114,784
Credit Suisse AG
6.500%, 08/08/23 (144A)	830,000	921,300
Discover Bank
4.200%, 08/08/23	510,000	538,165
Goldman Sachs Group, Inc. (The)
5.625%, 01/15/17	1,351,000	1,486,830
HSBC Holdings plc
5.100%, 04/05/21	679,000	771,533

Banks—(Continued)
ING Bank NV
5.800%, 09/25/23 (144A)	1,076,000	1,212,114
JPMorgan Chase & Co.
3.200%, 01/25/23	1,272,000	1,262,937
3.250%, 09/23/22	262,000	263,196
6.300%, 04/23/19	1,210,000	1,430,608
KFW
4.875%, 06/17/19	1,290,000	1,482,353
Morgan Stanley
3.875%, 04/29/24	1,081,000	1,094,102
6.625%, 04/01/18	1,343,000	1,569,931
PNC Funding Corp.
5.625%, 02/01/17	1,080,000	1,194,511
Royal Bank of Scotland Group plc
2.550%, 09/18/15	247,000	252,094
Santander U.S. Debt S.A.
3.781%, 10/07/15 (144A)	500,000	516,465
Swedbank AB
2.125%, 09/29/17 (144A)	231,000	235,267
U.S. Bancorp
3.700%, 01/30/24	785,000	812,928
Wells Fargo & Co.
5.900%, 06/15/24 (d)	594,000	630,085

		28,358,267

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc.
8.000%, 11/15/39	1,020,000	1,538,086
Diageo Capital plc
2.625%, 04/29/23	1,020,000	977,789

		2,515,875

Biotechnology—0.0%
Gilead Sciences, Inc.
3.700%, 04/01/24	312,000	320,143

Commercial Services—0.1%
ERAC USA Finance LLC
7.000%, 10/15/37 (144A)	1,115,000	1,461,040

Computers—0.0%
Apple, Inc.
3.850%, 05/04/43	370,000	340,337

Diversified Financial Services—0.2%
General Electric Capital Corp.
2.300%, 01/14/19	940,000	958,917
3.100%, 01/09/23	481,000	477,224
ZFS Finance USA Trust V
6.500%, 05/09/37 (144A) (d)	491,000	525,370

		1,961,511

Electric—0.8%
Berkshire Hathaway Energy Co.
3.750%, 11/15/23 (a)	440,000	453,285

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Midamerican Funding, LLC
6.927%, 03/01/29	699,000	$911,818
Oncor Electric Delivery Co. LLC
7.000%, 09/01/22	795,000	1,015,952
Pacific Gas & Electric Co.
4.600%, 06/15/43	880,000	914,566
PPL Capital Funding, Inc.
3.400%, 06/01/23 (a)	880,000	881,258
5.000%, 03/15/44	296,000	318,584
Progress Energy, Inc.
3.150%, 04/01/22	1,083,000	1,086,224
PSEG Power LLC
5.320%, 09/15/16	989,000	1,081,284
State Grid Overseas Investment 2014, Ltd.
2.750%, 05/07/19 (144A) (e)	778,000	784,327
W3A Funding Corp.
8.090%, 01/02/17	303,615	303,564

		7,750,862

Engineering & Construction—0.0%
ABB Finance USA, Inc.
2.875%, 05/08/22	309,000	306,823

Food—0.2%
ConAgra Foods, Inc.
3.200%, 01/25/23	516,000	497,355
Kraft Foods Group, Inc.
3.500%, 06/06/22	412,000	423,027
5.000%, 06/04/42	640,000	684,222
WM Wrigley Jr. Co.
2.400%, 10/21/18 (144A)	248,000	251,896

		1,856,500

Healthcare-Products—0.1%
CareFusion Corp.
6.375%, 08/01/19	1,110,000	1,299,566

Healthcare-Services—0.2%
Roche Holdings, Inc.
6.000%, 03/01/19 (144A)	894,000	1,050,290
WellPoint, Inc.
3.300%, 01/15/23	600,000	599,286

		1,649,576

Household Products/Wares—0.1%
Reckitt Benckiser Treasury Services plc
3.625%, 09/21/23 (144A) (a)	1,070,000	1,096,033

Insurance—0.7%
ACE INA Holdings, Inc.
2.700%, 03/13/23	1,000,000	969,192
Allstate Corp. (The)
5.750%, 08/15/53 (d)	318,000	341,549

Insurance—(Continued)
American International Group, Inc.
4.125%, 02/15/24	750,000	789,476
4.875%, 06/01/22	1,770,000	1,971,007
Chubb Corp. (The)
6.375%, 03/29/67 (d)	1,510,000	1,677,988
Liberty Mutual Group, Inc.
4.250%, 06/15/23 (144A)	578,000	599,078
Marsh & McLennan Cos., Inc.
4.800%, 07/15/21	920,000	1,021,816

		7,370,106

Internet—0.1%
Baidu, Inc.
3.500%, 11/28/22 (a)	1,110,000	1,090,484

Investment Company Security—0.2%
Temasek Financial I, Ltd.
2.375%, 01/23/23 (144A)	1,790,000	1,712,115

Machinery-Construction & Mining—0.1%
Atlas Copco AB
5.600%, 05/22/17 (144A)	910,000	1,010,026

Media—0.5%
21st Century Fox America, Inc.
8.500%, 02/23/25	722,000	959,191
Comcast Corp.
2.850%, 01/15/23 (a)	990,000	982,499
Discovery Communications LLC
4.875%, 04/01/43 (a)	620,000	625,257
Grupo Televisa S.A.B.
5.000%, 05/13/45	318,000	318,633
Time Warner Entertainment Co. L.P.
8.375%, 07/15/33	1,240,000	1,819,236

		4,704,816

Mining—0.2%
Corp. Nacional del Cobre de Chile
3.750%, 11/04/20 (144A)	290,000	302,372
Freeport-McMoRan Copper & Gold, Inc.
3.875%, 03/15/23 (a)	1,010,000	1,006,925
Rio Tinto Finance USA plc
3.500%, 03/22/22	900,000	923,521

		2,232,818

Miscellaneous Manufacturing—0.1%
General Electric Co.
2.700%, 10/09/22	800,000	785,634

Multi-National—0.1%
Asian Development Bank
1.125%, 03/15/17	574,000	578,570

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—1.0%
Apache Corp.
3.250%, 04/15/22	421,000	$433,034
4.750%, 04/15/43	321,000	336,403
BP Capital Markets plc
4.500%, 10/01/20	306,000	338,577
4.742%, 03/11/21	847,000	949,633
CNOOC Finance 2012, Ltd.
3.875%, 05/02/22 (144A)	1,010,000	1,029,922
EOG Resources, Inc.
2.625%, 03/15/23	302,000	291,441
Petro-Canada
6.050%, 05/15/18	1,664,000	1,925,820
Petroleos Mexicanos
3.125%, 01/23/19 (144A) (a) (e)	352,000	364,144
8.000%, 05/03/19	759,000	940,401
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832%, 09/30/16 (144A)	434,560	460,634
Statoil ASA
7.750%, 06/15/23	100,000	134,553
Total Capital International S.A.
1.550%, 06/28/17	1,239,000	1,256,741
3.750%, 04/10/24	910,000	947,256
Transocean, Inc.
3.800%, 10/15/22	505,000	499,810

		9,908,369

Pharmaceuticals—0.4%
AbbVie, Inc.
1.200%, 11/06/15	1,850,000	1,862,491
Express Scripts Holding Co.
2.650%, 02/15/17	1,280,000	1,329,796
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	1,270,000	1,303,283

		4,495,570

Pipelines—0.5%
Energy Transfer Partners L.P.
3.600%, 02/01/23	558,000	552,866
4.900%, 02/01/24	450,000	483,235
Enterprise Products Operating, LLC
6.500%, 01/31/19	908,000	1,077,140
Kinder Morgan Energy Partners L.P.
4.150%, 02/01/24 (a)	691,000	700,838
7.750%, 03/15/32	625,000	811,338
Spectra Energy Capital LLC
8.000%, 10/01/19	1,253,000	1,580,899

		5,206,316

Real Estate—0.1%
WEA Finance, LLC
4.625%, 05/10/21 (144A)	990,000	1,137,216

Real Estate Investment Trusts—0.2%
ERP Operating L.P.
4.625%, 12/15/21	896,000	986,260
HCP, Inc.
5.375%, 02/01/21	734,000	834,891

		1,821,151

Retail—0.4%
Gap, Inc. (The) 5.950%, 04/12/21	620,000	717,516
Home Depot, Inc. (The) 3.750%, 02/15/24	600,000	627,220
5.950%, 04/01/41	278,000	348,411
L Brands, Inc. 5.250%, 11/01/14	370,000	374,810
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	2,117,299

		4,185,256

Telecommunications—0.7%
Crown Castle Towers, LLC 4.883%, 08/15/20 (144A)	370,000	408,695
6.113%, 01/15/20 (144A)	711,000	836,865
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,762,471
Verizon Communications, Inc. 6.400%, 09/15/33	1,271,000	1,556,896
6.550%, 09/15/43	1,700,000	2,139,350

		6,704,277

Total Corporate Bonds & Notes (Cost $97,150,082)		107,520,906

Mortgage-Backed Securities—1.9%

Collateralized Mortgage Obligations—0.1%
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	987,311
BlackRock Capital Finance L.P. 7.750%, 09/25/26 (144A) (e)	52,206	6,202

		993,513

Commercial Mortgage-Backed Securities—1.8%
Credit Suisse Commercial Mortgage Trust 5.695%, 09/15/40 (d)	1,735,738	1,910,339
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (d) (e)	35,000	39,903
Greenwich Capital Commercial Funding Corp. 5.475%, 03/10/39	3,025,000	3,258,397
GS Mortgage Securities Trust 5.997%, 08/10/45 (d)	3,214,070	3,559,142
JP Morgan Chase Commercial Mortgage Securities Trust 5.475%, 04/15/43 (d)	149,485	158,961
5.991%, 06/15/49 (d)	2,207,157	2,427,140

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.810%, 06/12/50 (d)	3,700,015	$4,084,239
Morgan Stanley Capital I, Inc. 1.117%, 11/15/30 (144A) (d) (f)	1,645,379	44,387
Wachovia Bank Commercial Mortgage Trust 5.933%, 06/15/49 (d)	1,131,867	1,238,547
6.140%, 02/15/51 (d)	1,500,000	1,641,355

		18,362,410

Total Mortgage-Backed Securities (Cost $18,811,421)		19,355,923

Asset-Backed Securities—0.4%

Asset-Backed - Home Equity—0.2%
Bayview Financial Revolving Asset Trust 1.750%, 12/28/40 (144A) (d) (e)	900,811	599,032
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	393,617	375,161
Home Equity Loan Trust 5.320%, 12/25/35 (d)	913,453	734,506

		1,708,699

Asset-Backed - Other—0.2%
Capital Trust Re CDO, Ltd. 5.160%, 06/25/35 (144A)	12,066	12,404
Ford Credit Auto Owner Trust/Ford Credit 2.260%, 11/15/25 (144A)	550,000	554,931
Race Point IV CLO, Ltd. 0.425%, 08/01/21 (144A) (d)	616,730	612,143
Small Business Administration Participation Certificates 4.350%, 07/01/23	467,918	495,423
4.770%, 04/01/24	24,906	26,525
4.950%, 03/01/25	168,451	181,934
4.990%, 09/01/24	94,340	102,366
5.110%, 08/01/25	263,364	285,357
5.180%, 05/01/24	42,444	46,072
5.520%, 06/01/24	114,440	125,456

		2,442,611

Total Asset-Backed Securities (Cost $4,545,005)		4,151,310

Foreign Government—0.4%

Sovereign—0.4%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	1,996,375
Iceland Government International Bond 4.875%, 06/16/16 (144A) (a)	970,000	1,018,655
Mexico Government International Bond 4.750%, 03/08/44	909,000	927,180

Sovereign—(Continued)
Peruvian Government International Bond 7.350%, 07/21/25 (a)	103,000	136,475

Total Foreign Government (Cost $3,991,486)		4,078,685

Preferred Stocks—0.4%

Electric Utilities—0.2%
Cia Energetica de Minas Gerais	268,652	1,962,454

Metals & Mining—0.2%
Vale S.A.	169,100	2,016,649

Total Preferred Stocks (Cost $3,748,285)		3,979,103

Municipals—0.2%
New Jersey State Turnpike Authority 7.414%, 01/01/40 (Cost $1,092,733)	1,050,000	1,513,943

Convertible Preferred Stock—0.0%

Aerospace & Defense—0.0%
United Technologies Corp. 7.500%, 08/01/15 (a) (Cost $253,156)	5,027	327,710

Short-Term Investments—14.1%

Mutual Fund—10.3%
State Street Navigator Securities Lending MET Portfolio (g)	104,722,269	104,722,269

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $38,859,627 on 07/01/14, collateralized by $39,540,000 U.S. Treasury Note at 0.250% due 02/28/15 with a value of $39,638,850.	38,859,627	38,859,627

Total Short-Term Investments (Cost $143,581,896)		143,581,896

Total Investments—112.9% (Cost $951,802,703) (h)		1,152,361,064
Other assets and liabilities (net)—(12.9)%		(131,287,287)

Net Assets—100.0%		$1,021,073,777

*	Principal amount stated in U.S. dollars unless otherwise noted.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $106,963,703 and the collateral received consisted of cash in the amount of $104,722,269 and non-cash collateral with a value of $4,856,147. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $1,793,608, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Interest only security.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	As of June 30, 2014, the aggregate cost of investments was $951,802,703. The aggregate unrealized appreciation and depreciation of investments were $206,770,539 and $(6,212,178), respectively, resulting in net unrealized appreciation of $200,558,361.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $26,487,223, which is 2.6% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Bayview Financial Revolving Asset Trust	03/01/06	$900,811	$900,811	$599,032
BlackRock Capital Finance L.P.	05/01/06	52,206	50,310	6,202
General Electric Capital Assurance Co.	09/23/03	35,000	35,175	39,903
Petroleos Mexicanos	01/23/14	352,000	352,000	364,144
State Grid Overseas Investment 2014, Ltd.	05/07/14	778,000	771,020	784,327

				1,793,608

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$30,776,351	$—	$—	$30,776,351
Air Freight & Logistics	4,749,154	—	—	4,749,154
Airlines	956,645	—	—	956,645
Auto Components	12,279,922	—	—	12,279,922
Automobiles	4,273,962	—	—	4,273,962
Banks	54,017,722	4,379,594	—	58,397,316
Beverages	2,333,153	4,864,828	—	7,197,981

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Capital Markets	$28,531,530	$—	$—	$28,531,530
Chemicals	10,767,796	—	—	10,767,796
Commercial Services & Supplies	3,366,192	—	—	3,366,192
Construction & Engineering	920,262	—	—	920,262
Consumer Finance	2,361,279	—	—	2,361,279
Containers & Packaging	1,989,122	—	—	1,989,122
Diversified Financial Services	2,682,361	—	—	2,682,361
Diversified Telecommunication Services	17,436,405	3,132,662	—	20,569,067
Electric Utilities	9,061,111	—	—	9,061,111
Electrical Equipment	3,491,237	—	—	3,491,237
Electronic Equipment, Instruments & Components	—	1,104,770	—	1,104,770
Energy Equipment & Services	3,351,577	—	—	3,351,577
Food & Staples Retailing	15,697,614	—	—	15,697,614
Food Products	10,099,876	9,998,885	—	20,098,761
Health Care Equipment & Supplies	15,721,832	—	—	15,721,832
Health Care Providers & Services	7,691,311	—	—	7,691,311
Hotels, Restaurants & Leisure	5,470,415	—	—	5,470,415
Household Products	5,224,192	1,198,843	—	6,423,035
Independent Power and Renewable Electricity Producers	1,104,989	—	—	1,104,989
Industrial Conglomerates	15,528,318	1,669,158	—	17,197,476
Insurance	33,453,623	4,318,427	—	37,772,050
Internet Software & Services	7,554,062	—	—	7,554,062
IT Services	18,052,002	—	—	18,052,002
Leisure Products	2,397,169	—	—	2,397,169
Life Sciences Tools & Services	5,308,702	—	—	5,308,702
Machinery	10,384,926	—	—	10,384,926
Media	32,628,665	—	—	32,628,665
Metals & Mining	1,663,394	986,796	—	2,650,190
Multi-Utilities	3,137,997	4,499,946	—	7,637,943
Multiline Retail	11,316,220	—	—	11,316,220
Oil, Gas & Consumable Fuels	51,678,963	3,305,647	—	54,984,610
Pharmaceuticals	47,128,059	4,306,715	—	51,434,774
Real Estate Investment Trusts	4,900,370	1,111,415	—	6,011,785
Road & Rail	2,489,047	—	—	2,489,047
Semiconductors & Semiconductor Equipment	8,034,824	—	—	8,034,824
Software	10,524,552	—	—	10,524,552
Specialty Retail	3,094,674	—	—	3,094,674
Technology Hardware, Storage & Peripherals	10,338,999	—	—	10,338,999
Textiles, Apparel & Luxury Goods	1,481,522	—	—	1,481,522
Tobacco	27,653,595	2,184,870	—	29,838,465
Wireless Telecommunication Services	—	1,162,882	—	1,162,882
Total Common Stocks	563,105,693	48,225,438	—	611,331,131
Total U.S. Treasury & Government Agencies*	—	256,520,457	—	256,520,457
Total Corporate Bonds & Notes*	—	107,520,906	—	107,520,906
Total Mortgage-Backed Securities*	—	19,355,923	—	19,355,923
Total Asset-Backed Securities*	—	4,151,310	—	4,151,310
Total Foreign Government*	—	4,078,685	—	4,078,685
Total Preferred Stocks*	3,979,103	—	—	3,979,103
Total Municipals	—	1,513,943	—	1,513,943
Total Convertible Preferred Stock*	327,710	—	—	327,710
Short-Term Investments
Mutual Fund	104,722,269	—	—	104,722,269
Repurchase Agreement	—	38,859,627	—	38,859,627
Total Short-Term Investments	104,722,269	38,859,627	—	143,581,896
Total Investments	$672,134,775	$480,226,289	$—	$1,152,361,064

Collateral for securities loaned (Liability)	$—	$(104,722,269)	$—	$(104,722,269)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $1,779,048 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,152,361,064
Cash	69,557
Cash denominated in foreign currencies (c)	110,670
Receivable for:
Fund shares sold	227,470
Dividends and interest	3,736,502

Total Assets	1,156,505,263
Liabilities
Collateral for securities loaned	104,722,269
Payables for:
Investments purchased	351,049
TBA securities purchased	28,070,781
Fund shares redeemed	1,486,990
Accrued expenses:
Management fees	462,186
Distribution and service fees	146,744
Deferred trustees’ fees	54,992
Other expenses	136,475

Total Liabilities	135,431,486

Net Assets	$1,021,073,777

Net assets consist of:
Paid in surplus	$867,230,648
Undistributed net investment income	12,046,033
Accumulated net realized loss	(58,767,473)
Unrealized appreciation on investments and foreign currency transactions	200,564,569

Net Assets	$1,021,073,777

Net Assets
Class A	$187,096,570
Class B	250,712,559
Class E	32,217,701
Class F	551,046,947
Capital Shares Outstanding*
Class A	1,115,977
Class B	1,512,307
Class E	193,054
Class F	3,311,582
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$167.65
Class B	165.78
Class E	166.88
Class F	166.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $951,802,703.
(b)	Includes securities loaned at value of $106,963,703.
(c)	Identified cost of cash denominated in foreign currencies was $110,670.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$9,659,791
Interest	6,322,899
Securities lending income	126,951

Total investment income	16,109,641
Expenses
Management fees	2,792,108
Administration fees	11,976
Custodian and accounting fees	113,316
Distribution and service fees—Class B	309,236
Distribution and service fees—Class E	23,809
Distribution and service fees—Class F	555,620
Audit and tax services	25,959
Legal	13,558
Trustees’ fees and expenses	19,583
Shareholder reporting	55,204
Insurance	3,396
Miscellaneous	6,452

Total expenses	3,930,217
Less broker commission recapture	(3,148)

Net expenses	3,927,069

Net Investment Income	12,182,572

Net Realized and Unrealized Gain
Net realized gain on:
Investments	38,153,087
Foreign currency transactions	1,747

Net realized gain	38,154,834

Net change in unrealized appreciation on:
Investments	2,924,745
Foreign currency transactions	213

Net change in unrealized appreciation	2,924,958

Net realized and unrealized gain	41,079,792

Net Increase in Net Assets From Operations	$53,262,364

(a)	Net of foreign withholding taxes of $185,258.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,182,572	$20,837,964
Net realized gain	38,154,834	114,894,563
Net change in unrealized appreciation	2,924,958	41,859,774

Increase in net assets from operations	53,262,364	177,592,301

From Distributions to Shareholders
Net investment income
Class A	(4,409,116)	(4,637,775)
Class B	(5,437,850)	(5,792,063)
Class E	(723,652)	(777,882)
Class F	(12,205,996)	(14,079,477)

Total distributions	(22,776,614)	(25,287,197)

Decrease in net assets from capital share transactions	(64,081,235)	(98,784,352)

Total increase (decrease) in net assets	(33,595,485)	53,520,752

Net Assets
Beginning of period	1,054,669,262	1,001,148,510

End of period	$1,021,073,777	$1,054,669,262

Undistributed net investment income
End of period	$12,046,033	$22,640,075

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	21,971	$3,602,501	100,951	$15,245,357
Reinvestments	27,391	4,409,116	31,748	4,637,775
Redemptions	(71,946)	(11,788,355)	(202,855)	(30,695,497)

Net decrease	(22,584)	$(3,776,738)	(70,156)	$(10,812,365)

Class B
Sales	47,391	$7,680,775	145,544	$21,825,873
Reinvestments	34,147	5,437,850	40,065	5,792,063
Redemptions	(139,014)	(22,546,980)	(269,311)	(40,434,856)

Net decrease	(57,476)	$(9,428,355)	(83,702)	$(12,816,920)

Class E
Sales	4,597	$751,059	14,692	$2,222,502
Reinvestments	4,515	723,652	5,347	777,882
Redemptions	(16,446)	(2,684,112)	(36,541)	(5,518,612)

Net decrease	(7,334)	$(1,209,401)	(16,502)	$(2,518,228)

Class F
Sales	59,980	$9,762,483	222,734	$33,498,495
Reinvestments	76,369	12,205,996	97,066	14,079,477
Redemptions	(440,336)	(71,635,220)	(800,363)	(120,214,811)

Net decrease	(303,987)	$(49,666,741)	(480,563)	$(72,636,839)

Decrease derived from capital shares transactions		$(64,081,235)		$(98,784,352)

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$162.91		$140.60	$129.68	$130.06	$121.69	$107.65

Income (Loss) from Investment Operations
Net investment income (a)	2.09		3.33	3.34	3.34	3.14	3.52
Net realized and unrealized gain (loss) on investments	6.63		22.92	11.49	(0.14)	8.95	15.39

Total from investment operations	8.72		26.25	14.83	3.20	12.09	18.91

Less Distributions
Distributions from net investment income	(3.98)		(3.94)	(3.91)	(3.58)	(3.72)	(4.87)

Total distributions	(3.98)		(3.94)	(3.91)	(3.58)	(3.72)	(4.87)

Net Asset Value, End of Period	$167.65		$162.91	$140.60	$129.68	$130.06	$121.69

Total Return (%) (b)	5.45	(c)	18.99	11.58	2.42	10.08	18.60

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.60	(d)	0.59	0.60	0.59	0.58	0.60
Ratio of net investment income to average net assets (%)	2.57	(d)	2.19	2.46	2.56	2.56	3.21
Portfolio turnover rate (%)	15	(c)(e)	53 (e)	20	19	31	43
Net assets, end of period (in millions)	$187.1		$185.5	$169.9	$169.5	$186.7	$188.1

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$160.94		$138.95	$128.21	$128.66	$120.45	$106.53

Income (Loss) from Investment Operations
Net investment income (a)	1.86		2.92	2.97	2.98	2.80	3.19
Net realized and unrealized gain (loss) on investments	6.56		22.66	11.36	(0.15)	8.86	15.28

Total from investment operations	8.42		25.58	14.33	2.83	11.66	18.47

Less Distributions
Distributions from net investment income	(3.58)		(3.59)	(3.59)	(3.28)	(3.45)	(4.55)

Total distributions	(3.58)		(3.59)	(3.59)	(3.28)	(3.45)	(4.55)

Net Asset Value, End of Period	$165.78		$160.94	$138.95	$128.21	$128.66	$120.45

Total Return (%) (b)	5.32	(c)	18.70	11.31	2.16	9.80	18.30

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	(d)	0.84	0.85	0.84	0.83	0.85
Ratio of net investment income to average net assets (%)	2.32	(d)	1.94	2.21	2.32	2.31	2.93
Portfolio turnover rate (%)	15	(c)(e)	53 (e)	20	19	31	43
Net assets, end of period (in millions)	$250.7		$252.6	$229.8	$220.0	$227.0	$207.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$162.06		$139.88	$129.04	$129.46	$121.16	$107.16

Income (Loss) from Investment Operations
Net investment income (a)	1.96		3.09	3.12	3.13	2.95	3.35
Net realized and unrealized gain (loss) on investments	6.59		22.81	11.44	(0.15)	8.91	15.33

Total from investment operations	8.55		25.90	14.56	2.98	11.86	18.68

Less Distributions
Distributions from net investment income	(3.73)		(3.72)	(3.72)	(3.40)	(3.56)	(4.68)

Total distributions	(3.73)		(3.72)	(3.72)	(3.40)	(3.56)	(4.68)

Net Asset Value, End of Period	$166.88		$162.06	$139.88	$129.04	$129.46	$121.16

Total Return (%) (b)	5.37	(c)	18.82	11.42	2.25	9.92	18.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	(d)	0.74	0.75	0.74	0.73	0.75
Ratio of net investment income to average net assets (%)	2.42	(d)	2.04	2.31	2.41	2.41	3.07
Portfolio turnover rate (%)	15	(c)(e)	53 (e)	20	19	31	43
Net assets, end of period (in millions)	$32.2		$32.5	$30.3	$31.0	$36.5	$38.6

	Class F
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$161.54		$139.43	$128.64	$129.07	$120.81	$106.86

Income (Loss) from Investment Operations
Net investment income (a)	1.91		3.00	3.04	3.05	2.88	3.28
Net realized and unrealized gain (loss) on investments	6.58		22.74	11.40	(0.14)	8.89	15.28

Total from investment operations	8.49		25.74	14.44	2.91	11.77	18.56

Less Distributions
Distributions from net investment income	(3.63)		(3.63)	(3.65)	(3.34)	(3.51)	(4.61)

Total distributions	(3.63)		(3.63)	(3.65)	(3.34)	(3.51)	(4.61)

Net Asset Value, End of Period	$166.40		$161.54	$139.43	$128.64	$129.07	$120.81

Total Return (%) (b)	5.35	(c)	18.75	11.36	2.21	9.87	18.36

Ratio of expenses to average net assets (%)	0.80	(d)	0.79	0.80	0.79	0.78	0.80
Ratio of net investment income to average net assets (%)	2.37	(d)	1.99	2.26	2.36	2.36	3.01
Portfolio turnover rate (%)	15	(c) (e)	53 (e)	20	19	31	43
Net assets, end of period (in millions)	$551.0		$584.1	$571.1	$623.8	$748.8	$796.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 13% and 45% for the six months ended June 30, 2014 and the year ended December 31, 2013, respectively.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-21

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization adn accretion of debt securities, paydown reclasses, foreign currency transactions, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $38,859,627, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MSF-23

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MSF-24

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$87,481,565	$65,548,765	$54,607,109	$172,333,604

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $91,767 in purchases and $432,585 in sales of investments, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2014 were as follows:

Purchases	Sales
$27,374,800	$18,352,815

MSF-25

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,792,108	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F Shares. Under the Distribution and Service Plan, the Class B, E, and F Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.20% per year for Class F Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$25,287,197	$28,564,622	$—	$—	$25,287,197	$28,564,622

MSF-26

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$22,698,975	$—	$185,514,843	$(84,801,832)	$—	$123,411,986

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carry forwards of $103,019,018.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017
$84,801,832

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-27

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, D, and E shares of the MFS Value Portfolio returned 4.78%, 4.68%, 4.71%, and 4.70%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 8.28%.

MARKET ENVIRONMENT / CONDITIONS

Early in the period, markets were forced to contend with some unexpected weakness in the U.S. economy due largely to weather-related interruptions to hiring and spending plans and emerging market stresses due to imbalances and stagflationary conditions in certain emerging market countries. Equities and credit markets quickly found their footing and recovered all early-year declines, helped, in part, by the conclusion that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Federal Reserve Chair for a term beginning in early 2014.

Toward the middle of the period, political instability in the Ukraine briefly caused market jitters where tensions escalated following a change in government and Russia’s annexation of Crimea. Once again, the setback was short-lived as the economy regained its footing, helped in part by central bank stimulus, notably by the European Central Bank. Also, toward the end of the period, sectarian violence in Iraq and the potential threat to oil production and crude prices appeared to have become a modest concern for investors, but not enough to cause any meaningful pullback in the equity markets as the broad U.S. equity indexes traded near their all-time highs by the end of the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Information Technology sector was a primary detractor from performance relative to the Russell 1000 Value Index. Holdings of diversified technology products and services company IBM and management consulting firm Accenture (Ireland) weakened relative results.

An underweight position in the Utilities sector also weakened relative results as the sector outperformed the Index over the period. However, there were no stocks within this sector that were among the Portfolio’s top relative detractors for the period.

A combination of stock selection and an overweight allocation to the Consumer Discretionary sector hindered relative results. Here, the Portfolio’s holdings of retail giant Target held back relative performance. Stocks in other sectors that detracted from relative results included the Portfolio’s holdings of tobacco company Phillip Morris International, diversified financial services company Prudential Financial, alcoholic beverage producer Diageo (United Kingdom), investment banking firm Goldman Sachs, voice and data communications services company Vodafone Group (United Kingdom), ground delivery service company United Parcel Service, and global financial services firm JPMorgan Chase, as all seven stocks underperformed the Index over the period.

Individual stocks that benefited relative performance included underweight positions in poor-performing diversified financial services firm Citigroup, household products maker Procter & Gamble, and integrated oil and gas company Exxon Mobil. The Portfolio’s holdings of tobacco product manufacturer Lorillard, defense contractor Lockheed Martin, auto parts manufacturer Advance Auto Parts, and an overweight position in energy exploration and production company EOG Resources benefited relative results as all four stocks outperformed the Index over the period. Additionally, not holding weak-performing diversified industrial conglomerate General Electric and financial services firm Bank of America supported relative results.

Over the trailing six-month period ending June 30, 2014, the Portfolio increased its positions in Financials, Consumer Discretionary, and Energy while reducing its exposure to Industrials, Information Technology, and Telecommunication Services. Additionally, the Portfolio was overweight to Consumer Staples, Industrials, and Consumer Discretionary while being underweight to Energy, Utilities, and Financials. Relative sector positioning is the result of the investment team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic or sector view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	4.78	22.20	17.16	8.98	—
Class B	4.68	21.91	16.88	—	7.52
Class D	4.71	22.00	—	—	20.49
Class E	4.70	22.04	17.02	—	7.64
Russell 1000 Value Index	8.28	23.81	19.23	8.03	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13, and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.1
Johnson & Johnson	3.7
Philip Morris International, Inc.	3.6
Wells Fargo & Co.	3.3
Pfizer, Inc.	2.9
Exxon Mobil Corp.	2.3
Travelers Cos., Inc. (The)	2.2
Lockheed Martin Corp.	2.2
Accenture plc - Class A	2.1
3M Co.	2.1

Top Sectors

% of Net Assets
Financials	25.3
Industrials	15.8
Consumer Staples	14.3
Health Care	14.2
Consumer Discretionary	11.5
Information Technology	6.6
Energy	6.6
Telecommunication Services	3.0
Materials	2.0
Utilities	0.3

MSF-2

Metropolitan Series Fund

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.57%	$1,000.00	$1,047.80	$2.89
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B(a)	Actual	0.82%	$1,000.00	$1,046.80	$4.16
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class D(a)	Actual	0.67%	$1,000.00	$1,047.10	$3.40
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class E(a)	Actual	0.72%	$1,000.00	$1,047.00	$3.65
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—6.8%
Honeywell International, Inc.	701,413	$65,196,338
Lockheed Martin Corp.	478,186	76,858,836
Northrop Grumman Corp.	235,536	28,177,172
United Technologies Corp.	608,295	70,227,658

		240,460,004

Air Freight & Logistics—1.6%
United Parcel Service, Inc. - Class B	545,676	56,019,098

Auto Components—1.7%
Delphi Automotive plc	353,185	24,277,937
Johnson Controls, Inc.	736,342	36,765,556

		61,043,493

Automobiles—0.2%
General Motors Co.	193,878	7,037,771

Banks—10.3%
Citigroup, Inc.	177,007	8,337,030
JPMorgan Chase & Co.	2,513,265	144,814,329
PNC Financial Services Group, Inc. (The)	348,439	31,028,493
U.S. Bancorp	1,388,029	60,129,416
Wells Fargo & Co.	2,239,709	117,719,105

		362,028,373

Beverages—2.1%
Diageo plc	1,723,145	54,853,382
Dr Pepper Snapple Group, Inc.	316,825	18,559,608

		73,412,990

Capital Markets—6.5%
Bank of New York Mellon Corp. (The)	1,446,915	54,230,374
BlackRock, Inc.	101,832	32,545,507
Franklin Resources, Inc.	839,616	48,563,390
Goldman Sachs Group, Inc. (The)	370,796	62,086,082
State Street Corp.	453,940	30,532,005

		227,957,358

Chemicals—1.5%
PPG Industries, Inc.	236,374	49,673,996
Valspar Corp. (The)	44,115	3,361,122

		53,035,118

Commercial Services & Supplies—1.0%
Tyco International, Ltd.	805,309	36,722,090

Containers & Packaging—0.5%
Crown Holdings, Inc. (a)	361,431	17,984,807

Diversified Financial Services—1.3%
McGraw Hill Financial, Inc.	180,799	15,011,741
Moody’s Corp.	127,335	11,162,186
NASDAQ OMX Group, Inc. (The) (b)	520,132	20,087,498

		46,261,425

Diversified Telecommunication Services—2.4%
AT&T, Inc.	577,728	20,428,462
Verizon Communications, Inc.	1,313,645	64,276,640

		84,705,102

Electric Utilities—0.3%
Duke Energy Corp. (b)	161,088	11,951,119

Electrical Equipment—0.9%
Eaton Corp. plc	413,676	31,927,514

Food & Staples Retailing—1.8%
CVS Caremark Corp.	848,944	63,984,909

Food Products—4.4%
Danone S.A.	394,263	29,261,281
General Mills, Inc.	1,017,273	53,447,524
Kellogg Co.	164,450	10,804,365
Nestle S.A.	814,628	63,119,785

		156,632,955

Health Care Equipment & Supplies—4.0%
Abbott Laboratories	1,000,863	40,935,297
Covidien plc	344,317	31,050,507
Medtronic, Inc.	672,201	42,859,536
St. Jude Medical, Inc.	387,092	26,806,121

		141,651,461

Health Care Providers & Services—1.0%
Express Scripts Holding Co. (a)	459,901	31,884,936
Quest Diagnostics, Inc. (b)	73,891	4,336,663

		36,221,599

Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.	375,004	37,777,903

Household Products—0.5%
Procter & Gamble Co. (The)	216,397	17,006,640

Industrial Conglomerates—3.3%
3M Co.	506,513	72,552,922
Danaher Corp.	561,971	44,243,977

		116,796,899

Insurance—7.1%
ACE, Ltd.	365,510	37,903,387
Aon plc	384,721	34,659,515
Chubb Corp. (The)	453,672	41,814,948
Prudential Financial, Inc.	645,750	57,323,228
Travelers Cos., Inc. (The) (b)	842,687	79,271,566

		250,972,644

IT Services—5.1%
Accenture plc - Class A	921,929	74,528,741
Fidelity National Information Services, Inc.	258,080	14,127,299

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Fiserv, Inc. (a)	329,548	$19,878,335
International Business Machines Corp.	343,512	62,268,420
Western Union Co. (The) (b)	577,706	10,017,422

		180,820,217

Leisure Products—0.8%
Hasbro, Inc. (b)	305,474	16,205,396
Mattel, Inc. (b)	281,177	10,957,467

		27,162,863

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.	276,928	32,677,504

Machinery—1.3%
Illinois Tool Works, Inc.	180,395	15,795,386
Pentair plc	127,233	9,176,044
Stanley Black & Decker, Inc.	253,029	22,221,007

		47,192,437

Media—5.0%
Comcast Corp. - Special Class A	751,569	40,081,175
Omnicom Group, Inc.	562,438	40,056,834
Time Warner, Inc.	321,164	22,561,771
Time, Inc. (a)	40,145	972,321
Viacom, Inc. - Class B	336,448	29,180,135
Walt Disney Co. (The)	504,422	43,249,142

		176,101,378

Multiline Retail—1.6%
Kohl’s Corp. (b)	159,869	8,421,899
Target Corp. (b)	797,203	46,197,914

		54,619,813

Oil, Gas & Consumable Fuels—6.5%
Apache Corp.	192,329	19,352,144
Chevron Corp.	482,047	62,931,236
EOG Resources, Inc.	142,084	16,603,936
Exxon Mobil Corp.	803,849	80,931,517
Occidental Petroleum Corp.	497,581	51,066,738

		230,885,571

Pharmaceuticals—8.3%
Johnson & Johnson	1,248,238	130,590,659
Merck & Co., Inc.	629,089	36,392,799
Novartis AG	126,232	11,434,368
Pfizer, Inc.	3,398,425	100,865,254
Roche Holding AG	36,212	10,805,716
Zoetis, Inc.	30,156	973,134

		291,061,930

Real Estate Management & Development—0.2%
Canary Wharf Group plc (a) (c) (d)	767,618	5,837,843

Security Description	Shares/ Principal Amount*	Value

Road & Rail—0.7%
Canadian National Railway Co.	375,604	24,421,772

Semiconductors & Semiconductor Equipment—0.2%
Texas Instruments, Inc.	112,320	5,367,773

Software—1.3%
Oracle Corp.	1,126,822	45,670,096

Specialty Retail—1.2%
Advance Auto Parts, Inc.	158,254	21,351,630
Bed Bath & Beyond, Inc. (a) (b)	130,870	7,509,320
Staples, Inc. (b)	1,131,425	12,264,647

		41,125,597

Tobacco—5.5%
Altria Group, Inc.	416,591	17,471,826
Imperial Tobacco Group plc	169,295	7,612,941
Lorillard, Inc.	660,444	40,267,271
Philip Morris International, Inc.	1,511,932	127,470,987

		192,823,025

Wireless Telecommunication Services—0.6%
Vodafone Group plc	6,000,143	20,051,200

Total Common Stocks (Cost $2,495,287,978)		3,507,410,291

Convertible Preferred Stock—0.1%

Aerospace & Defense—0.1%
United Technologies Corp. (b) (Cost $2,885,058)	55,377	3,610,027

Short-Term Investments—3.2%

Mutual Fund—3.1%
State Street Navigator Securities Lending MET Portfolio (e)	110,812,034	110,812,034

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $3,929,982 on 07/01/14, collateralized by $3,995,000 Federal National Mortgage Association at 0.500% due 09/28/15 with a value of $4,009,981.	3,929,982	3,929,982

Total Short-Term Investments (Cost $114,742,016)		114,742,016

Total Investments—102.8% (Cost $2,612,915,052) (f)		3,625,762,334
Other assets and liabilities (net)—(2.8)%		(99,472,108)

Net Assets—100.0%		$3,526,290,226

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $114,324,843 and the collateral received consisted of cash in the amount of $110,812,034 and non-cash collateral with a value of $6,022,445. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.2% of net assets.
(d)	Illiquid security. As of June 30, 2014, this security represents 0.2% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2014, the aggregate cost of investments was $2,612,915,052. The aggregate unrealized appreciation and depreciation of investments were $1,030,062,334 and $(17,215,052), respectively, resulting in net unrealized appreciation of $1,012,847,282.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$240,460,004	$—	$—	$240,460,004
Air Freight & Logistics	56,019,098	—	—	56,019,098
Auto Components	61,043,493	—	—	61,043,493
Automobiles	7,037,771	—	—	7,037,771
Banks	362,028,373	—	—	362,028,373
Beverages	18,559,608	54,853,382	—	73,412,990
Capital Markets	227,957,358	—	—	227,957,358
Chemicals	53,035,118	—	—	53,035,118
Commercial Services & Supplies	36,722,090	—	—	36,722,090
Containers & Packaging	17,984,807	—	—	17,984,807
Diversified Financial Services	46,261,425	—	—	46,261,425
Diversified Telecommunication Services	84,705,102	—	—	84,705,102
Electric Utilities	11,951,119	—	—	11,951,119
Electrical Equipment	31,927,514	—	—	31,927,514
Food & Staples Retailing	63,984,909	—	—	63,984,909
Food Products	64,251,889	92,381,066	—	156,632,955
Health Care Equipment & Supplies	141,651,461	—	—	141,651,461
Health Care Providers & Services	36,221,599	—	—	36,221,599
Hotels, Restaurants & Leisure	37,777,903	—	—	37,777,903
Household Products	17,006,640	—	—	17,006,640
Industrial Conglomerates	116,796,899	—	—	116,796,899

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Insurance	$250,972,644	$—	$—	$250,972,644
IT Services	180,820,217	—	—	180,820,217
Leisure Products	27,162,863	—	—	27,162,863
Life Sciences Tools & Services	32,677,504	—	—	32,677,504
Machinery	47,192,437	—	—	47,192,437
Media	176,101,378	—	—	176,101,378
Multiline Retail	54,619,813	—	—	54,619,813
Oil, Gas & Consumable Fuels	230,885,571	—	—	230,885,571
Pharmaceuticals	268,821,846	22,240,084	—	291,061,930
Real Estate Management & Development	—	—	5,837,843	5,837,843
Road & Rail	24,421,772	—	—	24,421,772
Semiconductors & Semiconductor Equipment	5,367,773	—	—	5,367,773
Software	45,670,096	—	—	45,670,096
Specialty Retail	41,125,597	—	—	41,125,597
Tobacco	185,210,084	7,612,941	—	192,823,025
Wireless Telecommunication Services	—	20,051,200	—	20,051,200
Total Common Stocks	3,304,433,775	197,138,673	5,837,843	3,507,410,291
Total Convertible Preferred Stock*	3,610,027	—	—	3,610,027
Short-Term Investments
Mutual Fund	110,812,034	—	—	110,812,034
Repurchase Agreement	—	3,929,982	—	3,929,982
Total Short-Term Investments	110,812,034	3,929,982	—	114,742,016
Total Investments	$3,418,855,836	$201,068,655	$5,837,843	$3,625,762,334

Collateral for securities loaned (Liability)	$—	$(110,812,034)	$—	$(110,812,034)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Balance as of June 30, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2014
Common Stocks
Real Estate Management & Development	$3,967,141	$1,870,702	$5,837,843	$1,870,702

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$3,625,762,334
Cash	10,014,400
Cash denominated in foreign currencies (c)	946
Receivable for:
Fund shares sold	143,248
Dividends	6,165,157

Total Assets	3,642,086,085
Liabilities
Collateral for securities loaned	110,812,034
Payables for:
Fund shares redeemed	2,839,981
Accrued expenses:
Management fees	1,616,104
Distribution and service fees	178,035
Deferred trustees’ fees	121,990
Other expenses	227,715

Total Liabilities	115,795,859

Net Assets	$3,526,290,226

Net assets consist of:
Paid in surplus	$2,142,454,056
Undistributed net investment income	56,870,628
Accumulated net realized gain	314,090,188
Unrealized appreciation on investments and foreign currency transactions	1,012,875,354

Net Assets	$3,526,290,226

Net Assets
Class A	$2,620,679,894
Class B	807,185,832
Class D	17,583,522
Class E	80,840,978
Capital Shares Outstanding*
Class A	150,782,940
Class B	46,803,662
Class D	1,013,939
Class E	4,671,049
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.38
Class B	17.25
Class D	17.34
Class E	17.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,612,915,052.
(b)	Includes securities loaned at value of $114,324,843.
(c)	Identified cost of cash denominated in foreign currencies was $936.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$68,480,270
Interest	3,025
Securities lending income	132,031

Total investment income	68,615,326
Expenses
Management fees	12,931,847
Administration fees	42,767
Custodian and accounting fees	181,349
Distribution and service fees—Class B	972,313
Distribution and service fees—Class D	8,871
Distribution and service fees—Class E	60,001
Audit and tax services	18,265
Legal	13,558
Trustees’ fees and expenses	22,335
Shareholder reporting	108,889
Insurance	12,252
Miscellaneous	6,452

Total expenses	14,378,899
Less management fee waiver	(2,673,607)
Less broker commission recapture	(48,620)

Net expenses	11,656,672

Net Investment Income	56,958,654

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	325,349,373
Futures contracts	725,134
Foreign currency transactions	124,634

Net realized gain	326,199,141

Net change in unrealized depreciation on:
Investments	(217,062,437)
Foreign currency transactions	(12,205)

Net change in unrealized depreciation	(217,074,642)

Net realized and unrealized gain	109,124,499

Net Increase in Net Assets From Operations	$166,083,153

(a)	Net of foreign withholding taxes of $597,569.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$56,958,654	$65,212,083
Net realized gain	326,199,141	304,976,883
Net change in unrealized appreciation (depreciation)	(217,074,642)	659,786,176

Increase in net assets from operations	166,083,153	1,029,975,142

From Distributions to Shareholders
Net investment income
Class A	(51,243,103)	(50,660,050)
Class B	(11,976,675)	(4,757,769)
Class D	(290,817)	0
Class E	(1,262,087)	(1,080,244)
Net realized capital gains
Class A	(142,976,657)	(86,020,084)
Class B	(37,471,142)	(9,119,057)
Class D	(847,551)	0
Class E	(3,849,593)	(1,987,649)

Total distributions	(249,917,625)	(153,624,853)

Increase (decrease) in net assets from capital share transactions	(362,752,134)	426,412,881

Total increase (decrease) in net assets	(446,586,606)	1,302,763,170

Net Assets
Beginning of period	3,972,876,832	2,670,113,662

End of period	$3,526,290,226	$3,972,876,832

Undistributed net investment income
End of period	$56,870,628	$64,684,656

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,586,943	$43,920,420	19,058,481	$292,535,588
Shares issued through acquisition	0	0	5,422,146	80,789,979
Reinvestments	11,778,033	194,219,760	9,393,823	136,680,134
Redemptions	(36,780,238)	(623,708,266)	(31,870,650)	(502,615,244)

Net increase (decrease)	(22,415,262)	$(385,568,086)	2,003,800	$7,390,457

Class B
Sales	2,200,650	$37,323,703	22,275,056	$336,307,116
Shares issued through acquisition	0	0	29,307,292	434,040,998
Reinvestments	3,020,636	49,447,817	959,670	13,876,826
Redemptions	(3,608,600)	(62,066,229)	(25,604,636)	(386,159,224)

Net increase	1,612,686	$24,705,291	26,937,382	$398,065,716

Class D (a)
Sales	26,304	$446,108	21,906	$355,383
Shares issued through acquisition	0	0	6,526,741	97,117,903
Reinvestments	69,159	1,138,368	0	0
Redemptions	(129,553)	(2,237,064)	(5,500,618)	(82,134,513)

Net increase (decrease)	(34,090)	$(652,588)	1,048,029	$15,338,773

Class E
Sales	78,082	$1,340,940	18,020,419	$267,724,346
Shares issued through acquisition	0	0	1,498,859	22,243,068
Reinvestments	311,119	5,111,680	211,725	3,067,893
Redemptions	(446,594)	(7,689,371)	(19,151,436)	(287,417,372)

Net increase (decrease)	(57,393)	$(1,236,751)	579,567	$5,617,935

Increase (decrease) derived from capital shares transactions		$(362,752,134)		$426,412,881

(a)	Commencement of operations was April 26, 2013.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.75		$13.80	$12.23	$12.31	$11.20	$9.27

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.30	0.29	0.25	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.52		4.46	1.72	(0.13)	1.06	1.72

Total from investment operations	0.79		4.76	2.01	0.12	1.27	1.93

Less Distributions
Distributions from net investment income	(0.31)		(0.30)	(0.26)	(0.20)	(0.16)	0.00
Distributions from net realized capital gains	(0.85)		(0.51)	(0.18)	0.00	0.00	0.00

Total distributions	(1.16)		(0.81)	(0.44)	(0.20)	(0.16)	0.00

Net Asset Value, End of Period	$17.38		$17.75	$13.80	$12.23	$12.31	$11.20

Total Return (%) (b)	4.78	(c)	35.73	16.65	0.85	11.42	20.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.72	0.73	0.73	0.73	0.74
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.58	0.60	0.61	0.63	0.66
Ratio of net investment income to average net assets (%)	3.13	(d)	1.92	2.21	2.03	1.82	2.17
Portfolio turnover rate (%)	7	(c)	17	16	16	28	26
Net assets, end of period (in millions)	$2,620.7		$3,074.8	$2,363.0	$2,141.2	$2,097.7	$1,876.3

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.61		$13.70	$12.15	$12.23	$11.13	$9.24

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.27	0.26	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.52		4.41	1.70	(0.13)	1.06	1.71

Total from investment operations	0.76		4.68	1.96	0.09	1.24	1.89

Less Distributions
Distributions from net investment income	(0.27)		(0.26)	(0.23)	(0.17)	(0.14)	0.00
Distributions from net realized capital gains	(0.85)		(0.51)	(0.18)	0.00	0.00	0.00

Total distributions	(1.12)		(0.77)	(0.41)	(0.17)	(0.14)	0.00

Net Asset Value, End of Period	$17.25		$17.61	$13.70	$12.15	$12.23	$11.13

Total Return (%) (b)	4.68	(c)	35.38	16.32	0.64	11.18	20.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.97	0.98	0.98	0.98	0.99
Net ratio of expenses to average net assets (%) (e)	0.82	(d)	0.83	0.85	0.86	0.88	0.91
Ratio of net investment income to average net assets (%)	2.82	(d)	1.68	1.96	1.79	1.58	1.92
Portfolio turnover rate (%)	7	(c)	17	16	16	28	26
Net assets, end of period (in millions)	$807.2		$795.9	$250.2	$217.7	$197.8	$145.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(f)

Net Asset Value, Beginning of Period	$17.71		$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.20
Net realized and unrealized gain on investments	0.51		2.63

Total from investment operations	0.77		2.83

Less Distributions
Distributions from net investment income	(0.29)		0.00
Distributions from net realized capital gains	(0.85)		0.00

Total distributions	(1.14)		0.00

Net Asset Value, End of Period	$17.34		$17.71

Total Return (%) (b)	4.71	(c)	19.02	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.82	(d)
Net ratio of expenses to average net assets (%) (e)	0.67	(d)	0.68	(d)
Ratio of net investment income to average net assets (%)	3.00	(d)	1.80	(d)
Portfolio turnover rate (%)	7	(c)	17
Net assets, end of period (in millions)	$17.6		$18.6

	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.67		$13.73	$12.18	$12.25	$11.15	$9.24

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.28	0.27	0.23	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.52		4.45	1.70	(0.12)	1.06	1.72

Total from investment operations	0.77		4.73	1.97	0.11	1.25	1.91

Less Distributions
Distributions from net investment income	(0.28)		(0.28)	(0.24)	(0.18)	(0.15)	0.00
Distributions from net realized capital gains	(0.85)		(0.51)	(0.18)	0.00	0.00	0.00

Total distributions	(1.13)		(0.79)	(0.42)	(0.18)	(0.15)	0.00

Net Asset Value, End of Period	$17.31		$17.67	$13.73	$12.18	$12.25	$11.15

Total Return (%) (b)	4.70	(c)	35.63	16.39	0.81	11.25	20.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.88	0.88	0.88	0.89
Net ratio of expenses to average net assets (%) (e)	0.72	(d)	0.73	0.75	0.76	0.78	0.81
Ratio of net investment income to average net assets (%)	2.94	(d)	1.81	2.05	1.85	1.67	2.03
Portfolio turnover rate (%)	7	(c)	17	16	16	28	26
Net assets, end of period (in millions)	$80.8		$83.5	$57.0	$58.1	$69.9	$72.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was April 26, 2013.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.
Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MSF-14

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $3,929,982, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MSF-15

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $237,954,653 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized gains in the amount of $725,134 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MSF-16

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$241,945,232	$0	$802,361,242

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $1,296,372 in purchases and $7,595,761 in sales of investments, which are included above.

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $156,572,943 in sales transactions, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$12,931,847	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned

MSF-17

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$64,176,070	$48,891,540	$89,448,783	$35,276,368	$153,624,853	$84,167,908

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$64,802,989	$184,975,474	$1,217,957,734	$—	$1,467,736,197

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $118,206,385.

As of December 31, 2013 the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, Class D, and Class E net assets of $2,665,493,738, $280,252,781, $100 and $61,036,104, respectively, acquired all the assets and liabilities of both FI Value Leaders Portfolio of the Metropolitan Series Fund (“FI Value Leaders”) and Met/Franklin Mutual Shares Portfolio of the Met Investors Series Trust (“Met/Franklin”).

MSF-18

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Net Assets Prior to Acquisition	Shares Issued By Portfolio
FI Value Leaders	Class A	480,168	$77,606,786	5,208,509
FI Value Leaders	Class B	359,540	57,986,718	3,915,376
FI Value Leaders	Class D	601,549	97,117,903	6,526,741
FI Value Leaders	Class E	137,895	22,243,068	1,498,859
Met/Franklin	Class A	672,085	3,183,193	213,637
Met/Franklin	Class B	80,321,180	376,054,280	25,391,916

Each shareholder of FI Value Leaders and Met/Franklin received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the FI Value Leaders and Met/Franklin Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the FI Value Leaders and Met/Franklin Portfolios. All other costs associated with the merger were not borne by the shareholders of any of the Portfolios.

FI Value Leaders’ net assets on April 26, 2013 were $77,606,786, $57,986,718, $97,117,903 and $22,243,068 for Classes A, B, D and E shares, respectively, including investments valued at $254,942,635 with a cost basis of $240,096,052. Met/Franklin’s net assets on April 26, 2013 were $3,183,193 and $376,054,280 for Class A and Class B shares, respectively, including investments valued at $377,937,821 with a cost basis of $360,776,791. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from FI Value Leaders and Met/Franklin were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $118,206,385 in capital loss carry forwards from FI Value Leaders.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,640,974,671, which included $14,846,583 and $17,158,366 of acquired unrealized appreciation on investments and foreign currency transactions from FI Value Leaders and Met/Franklin, respectively.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$70,330,838	(a)
Net realized and unrealized gain on investments and foreign currency transactions	1,070,173,929	(b)

Net increase in net assets from operations	$1,140,504,767

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of FI Value Leaders and Met/Franklin that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$65,212,083 net investment income as reported December 31, 2013, plus $1,232,581 from FI Value Leaders pre-merger net investment income plus $2,846,657 Met/Franklin premerger, plus $889,131 in lower net advisory fees, plus $150,386 of pro-forma eliminated other expenses.
(b)	$1,229,949,996 unrealized appreciation, as reported December 31, 2013 minus $638,723,826 pro-forma December 31, 2012 unrealized appreciation, plus $304,976,883 net realized gain as reported December 31, 2013, plus $67,063,501 and $106,907,375 in net realized gain from FI Value Leaders and Met/Franklin pre-merger, respectively.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, E, and G shares of the MSCI EAFE Index Portfolio returned 4.53%, 4.37%, 4.48%, and 4.36%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 4.78%.

MARKET ENVIRONMENT / CONDITIONS

In January, equity indexes declined as investors continued to be concerned about a slowing global economy, additional tapering by the U.S. Federal Reserve Bank (the “Fed”), pressure on emerging markets currencies, and political instability in several countries. Equity indexes recovered in the following months driven by strong macroeconomic data, increased corporate activity, and accommodative monetary policies by central banks around the world. In June, the European Central Bank cut rates to record lows and the Federal Open Market Committee reaffirmed its view that a highly accommodative stance of monetary policy remained appropriate. Better than expected macroeconomic data included Japanese gross domestic product, French unemployment, German factory orders, and United Kingdom industrial production. Examples of increased corporate activity included share repurchases from Apple, Coca-Cola’s acquisition of a stake in Keurig Green Mountain, Actavis’s acquisition of Forest Labs, and Dai-Ichi Life’s (Japan) offer for Protective Life. Despite geopolitical concerns, including the conflict between Russia and Ukraine, a military coup in Thailand, and unrest in Iraq, the MSCI EAFE Index reached new all-time highs in June.

The U.S. Dollar weakened during the six-month period, which positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 1.7%.

Twenty of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the first six months of 2014.

Israel (0.4% beginning weight in the benchmark), up 21.6%, was the best performing country. The next best-performing countries were Denmark (1.2% beginning weight), up 20.3%, and New Zealand (0.1% beginning weight), up 15.9%. The United Kingdom (21.9% beginning weight), up 5.4%, was the largest country by weight and had the largest positive impact on the benchmark. Austria (0.3% beginning weight), down 2.9%, was the worst-performing country and the only country with a negative return.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the first half of the year were Total S.A. (France), Royal Dutch Shell (United Kingdom), and Novartis (Switzerland), up 20.7%, 18.3%, and 16.9% in U.S. dollar terms, respectively. The stocks with the largest negative impact were Barclays (United Kingdom), Vodafone Group (United Kingdom), and SoftBank (Japan), down 17.6%, 15.4%, and 14.7% in U.S. dollar terms, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MSCI EAFE Index Portfolio
Class A	4.53	23.56	11.62	6.73	—
Class B	4.37	23.13	11.32	6.46	—
Class E	4.48	23.31	11.44	6.57	—
Class G	4.36	23.13	11.27	—	14.03
MSCI EAFE Index	4.78	23.57	11.77	6.93	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	3.0
Royal Dutch Shell plc- B Shares	1.9
Nestle S.A.	1.7
Roche Holding AG	1.5
Novartis AG	1.5
HSBC Holdings plc	1.3
Toyota Motor Corp.	1.2
BP plc	1.1
Total S.A.	1.1
GlaxoSmithKline plc	0.9

Top Countries

% of Net Assets
United Kingdom	19.9
Japan	19.4
France	9.3
Germany	8.8
Switzerland	8.8
Australia	7.4
Spain	3.5
Netherlands	3.0
Sweden	2.9
Hong Kong	2.8

MSF-2

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.38%	$1,000.00	$1,045.30	$1.93
	Hypothetical*	0.38%	$1,000.00	$1,022.91	$1.91

Class B(a)	Actual	0.63%	$1,000.00	$1,043.70	$3.19
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class E(a)	Actual	0.53%	$1,000.00	$1,044.80	$2.69
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

Class G(a)	Actual	0.68%	$1,000.00	$1,043.60	$3.45
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Australia—7.4%
AGL Energy, Ltd.	41,243	$602,513
ALS, Ltd. (a)	24,515	205,120
Alumina, Ltd. (b)	191,453	244,178
Amcor, Ltd.	83,008	817,630
AMP, Ltd.	206,717	1,034,980
APA Group	59,114	384,374
Asciano, Ltd.	84,621	450,021
ASX, Ltd.	16,055	539,998
Aurizon Holdings, Ltd.	157,842	742,390
Australia & New Zealand Banking Group, Ltd.	192,726	6,069,069
Bank of Queensland, Ltd.	24,917	286,923
Bendigo and Adelaide Bank, Ltd.	35,779	411,920
BHP Billiton, Ltd.	224,864	7,689,509
Boral, Ltd.	61,162	303,377
Brambles, Ltd.	111,315	966,245
Caltex Australia, Ltd.	9,532	194,176
CFS Retail Property Trust (a)	151,292	291,248
Coca-Cola Amatil, Ltd.	42,510	379,396
Cochlear, Ltd. (a)	3,466	201,973
Commonwealth Bank of Australia	112,859	8,621,195
Computershare, Ltd.	29,681	349,888
Crown Resorts, Ltd.	29,464	420,728
CSL, Ltd.	33,667	2,115,729
Dexus Property Group (REIT)	391,890	410,517
Federation Centres, Ltd.	91,872	215,877
Flight Centre Travel Group, Ltd. (a)	4,009	168,362
Fortescue Metals Group, Ltd. (a)	100,245	412,196
Goodman Group (REIT)	110,907	528,944
GPT Group (REIT)	121,517	440,540
Iluka Resources, Ltd. (a)	29,031	222,995
Incitec Pivot, Ltd.	103,981	284,849
Insurance Australia Group, Ltd.	161,780	892,229
Leighton Holdings, Ltd.	10,872	202,501
Lend Lease Group	37,629	466,259
Macquarie Group, Ltd.	19,737	1,110,496
Metcash, Ltd. (a)	63,044	157,168
Mirvac Group (REIT)	298,553	503,224
National Australia Bank, Ltd.	166,814	5,164,926
Newcrest Mining, Ltd. (b)	54,807	554,881
Orica, Ltd. (a)	26,176	481,719
Origin Energy, Ltd.	78,717	1,086,981
QBE Insurance Group, Ltd.	82,246	844,347
Ramsay Health Care, Ltd.	8,883	381,834
REA Group, Ltd. (a)	3,716	149,952
Rio Tinto, Ltd.	31,918	1,788,661
Santos, Ltd.	67,710	911,992
Scentre Group (b)	398,015	1,202,132
Seek, Ltd.	22,233	333,098
Sonic Healthcare, Ltd.	24,290	397,583
SP AusNet	106,030	132,647
Stockland (REIT) (a)	161,293	590,897
Suncorp Group, Ltd.	87,148	1,114,274
Sydney Airport	80,467	320,750
TABCORP Holdings, Ltd.	43,902	139,202
Tatts Group, Ltd.	123,533	381,502
Telstra Corp., Ltd.	304,819	1,499,698
Toll Holdings, Ltd.	41,980	202,223

Australia—(Continued)
Transurban Group (a)	123,298	860,309
Treasury Wine Estates, Ltd.	46,412	219,517
Wesfarmers, Ltd.	80,122	3,166,118
Westfield Corp.	143,754	970,699
Westpac Banking Corp.	217,703	6,967,506
Woodside Petroleum, Ltd.	46,091	1,787,633
Woolworths, Ltd.	86,535	2,876,172
WorleyParsons, Ltd.	14,841	244,122

		74,110,112

Austria—0.3%
Andritz AG	5,184	299,221
Erste Group Bank AG	19,605	634,150
IMMOFINANZ AG (b)	66,338	234,385
OMV AG	10,147	458,511
Raiffeisen Bank International AG	8,207	261,239
Telekom Austria AG	15,305	149,587
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,911	155,812
Voestalpine AG (a)	7,466	355,073

		2,547,978

Belgium—1.2%
Ageas	15,573	621,271
Anheuser-Busch InBev NV	56,418	6,484,034
Belgacom S.A. (a)	10,680	354,068
Colruyt S.A.	5,430	275,675
Delhaize Group S.A. (a)	6,756	456,741
Groupe Bruxelles Lambert S.A.	5,072	527,012
KBC Groep NV (b)	16,494	896,265
Solvay S.A.	4,588	790,865
Telenet Group Holding NV (b)	4,184	238,266
UCB S.A. (a)	7,958	673,150
Umicore S.A. (a)	8,519	396,458

		11,713,805

Denmark—1.4%
AP Moeller - Maersk A/S - Class A	175	411,946
AP Moeller - Maersk A/S - Class B	440	1,093,945
Carlsberg A/S - Class B	7,997	861,290
Coloplast A/S - Class B	8,608	778,789
Danske Bank A/S	44,352	1,254,130
DSV A/S	13,261	432,258
Novo Nordisk A/S - Class B	141,370	6,525,590
Novozymes A/S - B Shares	16,065	806,034
Pandora A/S	8,100	621,461
TDC A/S	59,338	614,040
Tryg A/S	1,747	176,489
Vestas Wind Systems A/S (b)	15,700	792,836
William Demant Holding A/S (a) (b)	1,624	147,448

		14,516,256

Finland—0.8%
Elisa Oyj	9,437	288,469
Fortum Oyj (a)	31,487	844,677

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Kone Oyj - Class B (a)	21,608	$902,117
Metso Oyj (a)	7,511	284,539
Neste Oil Oyj	9,073	176,800
Nokia Oyj (a)	264,520	2,000,660
Nokian Renkaat Oyj (a)	7,322	285,922
Orion Oyj - Class B	6,402	238,461
Sampo Oyj - A Shares	31,280	1,583,095
Stora Enso Oyj - R Shares	40,497	393,624
UPM-Kymmene Oyj (a)	38,111	650,199
Wartsila Oyj Abp	12,482	618,584

		8,267,147

France—9.3%
Accor S.A.	12,668	658,232
Aeroports de Paris	2,209	290,917
Air Liquide S.A.	24,152	3,260,389
Alcatel-Lucent (a) (b)	192,359	689,695
Alstom S.A.	14,355	523,877
Arkema S.A.	4,440	432,125
Atos Origin S.A.	6,339	528,370
AXA S.A.	125,595	2,996,969
BNP Paribas S.A. (a)	74,274	5,038,888
Bollore S.A.	381	247,269
Bouygues S.A.	12,810	533,865
Bureau Veritas S.A.	15,060	417,979
Cap Gemini S.A.	9,755	696,626
Carrefour S.A.	42,840	1,578,719
Casino Guichard Perrachon S.A.	4,364	578,204
Christian Dior S.A.	3,598	715,257
Cie de St-Gobain	31,168	1,755,687
Cie Generale des Etablissements Michelin	12,929	1,546,554
CNP Assurances	10,520	218,383
Credit Agricole S.A.	71,301	1,005,564
Danone S.A.	39,651	2,942,482
Dassault Systemes S.A.	4,077	523,970
Edenred	13,868	420,168
Electricite de France S.A.	17,389	547,601
Essilor International S.A.	13,981	1,484,165
Eurazeo S.A. (a)	2,249	186,922
Eutelsat Communications S.A.	10,813	375,485
Fonciere Des Regions (REIT)	1,625	176,090
GDF Suez	101,594	2,793,028
Gecina S.A.	1,319	192,343
Groupe Eurotunnel S.A.	32,808	444,095
ICADE (REIT)	3,450	369,660
Iliad S.A.	1,838	554,635
Imerys S.A.	2,253	190,112
JCDecaux S.A.	4,706	175,769
Kering	5,248	1,149,876
Klepierre (REIT)	6,803	346,646
L’Oreal S.A.	16,920	2,917,234
Lafarge S.A. (a)	13,327	1,156,924
Lagardere SCA	8,303	270,382
Legrand S.A.	18,368	1,122,751
LVMH Moet Hennessy Louis Vuitton S.A.	19,595	3,774,182
Natixis	61,277	392,339

France—(Continued)
Orange S.A.	128,590	2,026,315
Pernod-Ricard S.A.	14,719	1,767,428
Peugeot S.A. (b)	27,000	399,770
Publicis Groupe S.A.	12,590	1,068,651
Remy Cointreau S.A. (a)	1,600	147,185
Renault S.A.	14,233	1,289,202
Rexel S.A.	20,012	467,805
Safran S.A.	18,407	1,204,318
Sanofi	83,607	8,891,717
Schneider Electric SE	37,978	3,581,473
SCOR SE	11,686	401,977
SES S.A.	20,693	784,464
Societe BIC S.A.	1,753	239,779
Societe Generale S.A.	50,295	2,629,881
Sodexo	6,625	712,928
Suez Environnement Co.	22,682	434,699
Technip S.A.	6,959	762,181
Thales S.A.	6,811	411,573
Total S.A.	149,672	10,812,680
Unibail-Rodamco SE	6,973	2,026,193
Valeo S.A.	5,216	699,398
Vallourec S.A.	8,091	362,108
Veolia Environnement S.A. (a)	28,889	549,713
Vinci S.A.	33,661	2,513,737
Vivendi S.A. (b)	84,323	2,061,984
Wendel S.A.	2,267	324,503
Zodiac Aerospace	12,210	412,919

		93,205,009

Germany—8.2%
Adidas AG	15,290	1,548,573
Allianz SE	32,357	5,392,211
Axel Springer SE (a)	3,006	184,935
BASF SE	64,285	7,484,390
Bayer AG	57,877	8,174,139
Bayerische Motoren Werke (BMW) AG	22,977	2,914,155
Beiersdorf AG	6,805	658,473
Brenntag AG	3,344	597,223
Commerzbank AG (b)	66,178	1,040,321
Continental AG	7,824	1,812,257
Daimler AG	68,149	6,381,456
Deutsche Bank AG	95,515	3,360,063
Deutsche Boerse AG	12,868	998,536
Deutsche Lufthansa AG	17,782	381,734
Deutsche Post AG	67,940	2,456,982
Deutsche Telekom AG	218,801	3,834,672
Deutsche Wohnen AG	20,600	444,227
E.ON SE	140,547	2,901,870
Fraport AG Frankfurt Airport Services Worldwide (a)	2,305	162,764
Fresenius Medical Care AG & Co. KGaA	14,375	967,231
Fresenius SE & Co. KGaA	8,867	1,322,195
GEA Group AG	12,718	602,338
Hannover Rueck SE	3,778	340,436
HeidelbergCement AG	10,797	920,722
Henkel AG & Co. KGaA	8,633	868,642

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Hochtief AG	2,679	$231,874
Hugo Boss AG	2,160	322,634
Infineon Technologies AG	79,317	991,429
K&S AG	11,843	388,730
Kabel Deutschland Holding AG	1,650	241,635
Lanxess AG	7,402	499,280
Linde AG	13,162	2,798,710
MAN SE	3,022	373,461
Merck KGaA	8,518	739,315
Metro AG (b)	11,432	498,178
Muenchener Rueckversicherungs AG	12,534	2,778,268
OSRAM Licht AG (b)	5,409	272,833
ProSiebenSat.1 Media AG (a)	15,354	684,079
RWE AG	34,949	1,500,751
SAP AG	65,662	5,071,048
Siemens AG	55,495	7,328,675
Sky Deutschland AG (b)	30,300	279,142
Telefonica Deutschland Holding AG (b)	19,300	159,495
ThyssenKrupp AG (b)	31,754	925,730
United Internet AG	8,781	386,844
Volkswagen AG	1,873	484,233

		82,706,889

Hong Kong—2.8%
AIA Group, Ltd.	843,400	4,249,642
ASM Pacific Technology, Ltd. (a)	14,200	155,114
Bank of East Asia, Ltd.	103,920	431,338
BOC Hong Kong Holdings, Ltd.	253,965	736,105
Cathay Pacific Airways, Ltd.	87,000	162,576
Cheung Kong Holdings, Ltd.	97,000	1,720,005
Cheung Kong Infrastructure Holdings, Ltd.	43,000	297,656
CLP Holdings, Ltd.	132,877	1,087,669
First Pacific Co., Ltd.	173,250	194,939
Galaxy Entertainment Group, Ltd.	163,000	1,299,637
Hang Lung Properties, Ltd.	161,000	496,581
Hang Seng Bank, Ltd.	53,200	871,539
Henderson Land Development Co., Ltd.	81,070	474,949
HKT Trust / HKT, Ltd. (a)	161,000	188,825
Hong Kong & China Gas Co., Ltd.	442,163	969,514
Hong Kong Exchanges and Clearing, Ltd.	81,800	1,525,893
Hutchison Whampoa, Ltd.	149,000	2,036,328
Hysan Development Co., Ltd.	45,000	211,472
Kerry Properties, Ltd.	46,500	162,753
Li & Fung, Ltd.	429,600	637,403
Link REIT (The)	161,141	867,042
MGM China Holdings, Ltd.	71,200	247,640
MTR Corp., Ltd.	95,000	366,523
New World Development Co., Ltd.	348,707	397,305
Noble Group, Ltd.	426,909	469,453
NWS Holdings, Ltd.	93,000	172,547
PCCW, Ltd.	281,000	167,531
Power Assets Holdings, Ltd.	99,549	872,760
Sands China, Ltd.	165,200	1,252,173
Shangri-La Asia, Ltd.	109,540	172,244
Sino Land Co., Ltd.	193,600	318,113
SJM Holdings, Ltd.	141,000	352,967

Hong Kong—(Continued)
Sun Hung Kai Properties, Ltd.	111,000	1,524,230
Swire Pacific, Ltd. - Class A	43,317	532,958
Swire Properties, Ltd.	83,600	244,346
Techtronic Industries Co.	96,000	307,970
Wharf Holdings, Ltd.	104,976	758,997
Wheelock & Co., Ltd.	68,000	286,351
Wynn Macau, Ltd. (a)	104,000	409,334
Yue Yuen Industrial Holdings, Ltd.	50,500	171,097

		27,801,519

Ireland—0.8%
Bank of Ireland (b)	2,013,826	680,057
CRH plc	51,353	1,322,211
Experian plc	72,050	1,215,795
James Hardie Industries plc	30,172	394,564
Kerry Group plc - Class A	11,180	839,676
Shire plc	41,131	3,222,198

		7,674,501

Israel—0.5%
Bank Hapoalim B.M.	72,497	419,164
Bank Leumi Le-Israel B.M. (b)	101,093	394,409
Bezeq The Israeli Telecommunication Corp., Ltd.	178,026	333,639
Delek Group, Ltd.	412	170,523
Israel Chemicals, Ltd.	45,583	391,537
NICE Systems, Ltd.	5,213	213,118
Teva Pharmaceutical Industries, Ltd.	60,000	3,150,137

		5,072,527

Italy—2.4%
Assicurazioni Generali S.p.A.	82,143	1,800,440
Atlantia S.p.A.	28,975	825,874
Banca Monte dei Paschi di Siena S.p.A. (b)	305,070	590,989
Banco Popolare SC (b)	24,000	395,368
Enel Green Power S.p.A. (a)	152,537	431,923
Enel S.p.A. (a)	474,939	2,763,410
ENI S.p.A.	176,421	4,821,782
Exor S.p.A.	6,830	280,507
Fiat S.p.A. (b)	59,813	589,417
Finmeccanica S.p.A. (a) (b)	28,782	273,374
Intesa Sanpaolo S.p.A.	815,086	2,512,463
Intesa Sanpaolo S.p.A. - Risparmio Shares	65,400	173,519
Luxottica Group S.p.A.	11,742	679,515
Mediobanca S.p.A. (b)	44,816	446,816
Pirelli & C S.p.A.	17,048	273,147
Prysmian S.p.A.	13,126	296,207
Saipem S.p.A. (b)	18,391	495,557
Snam S.p.A.	138,413	833,794
Telecom Italia S.p.A. (b)	668,281	845,378
Telecom Italia S.p.A. - Risparmio Shares	501,246	494,566
Terna Rete Elettrica Nazionale S.p.A.	118,746	625,957
UniCredit S.p.A.	304,412	2,549,377
Unione di Banche Italiane SCPA	56,320	486,367
UnipolSai S.p.A.	64,500	207,407

		23,693,154

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—19.4%
Aeon Co., Ltd.	51,500	$634,213
AEON Financial Service Co., Ltd. (a)	8,400	220,095
Aeon Mall Co., Ltd.	6,800	179,371
Air Water, Inc.	10,000	160,166
Aisin Seiki Co., Ltd.	13,000	518,164
Ajinomoto Co., Inc.	44,000	689,523
Alfresa Holdings Corp.	3,000	193,593
Amada Co., Ltd.	27,000	274,894
ANA Holdings, Inc. (a)	84,000	198,348
Aozora Bank, Ltd.	77,000	253,315
Asahi Glass Co., Ltd. (a)	72,000	424,961
Asahi Group Holdings, Ltd.	30,500	958,627
Asahi Kasei Corp.	97,000	743,645
Asics Corp.	11,000	257,046
Astellas Pharma, Inc.	150,000	1,974,591
Bandai Namco Holdings, Inc.	12,500	293,271
Bank of Kyoto, Ltd. (The)	22,000	200,367
Bank of Yokohama, Ltd. (The)	83,000	478,589
Benesse Holdings, Inc.	5,000	217,072
Bridgestone Corp. (a)	47,200	1,654,193
Brother Industries, Ltd.	16,400	284,817
Calbee, Inc.	5,500	151,869
Canon, Inc. (a)	78,400	2,566,305
Casio Computer Co., Ltd.	16,900	245,858
Central Japan Railway Co.	10,400	1,485,364
Chiba Bank, Ltd. (The)	67,000	473,833
Chubu Electric Power Co., Inc. (b)	47,800	595,249
Chugai Pharmaceutical Co., Ltd.	15,100	426,546
Chugoku Bank, Ltd. (The)	12,000	184,800
Chugoku Electric Power Co., Inc. (The)	23,700	323,944
Citizen Holdings Co., Ltd.	19,800	155,725
Credit Saison Co., Ltd.	10,500	218,348
Dai Nippon Printing Co., Ltd.	40,000	418,493
Dai-ichi Life Insurance Co., Ltd. (The)	57,300	855,542
Daicel Corp.	22,000	210,607
Daihatsu Motor Co., Ltd.	14,000	249,292
Daiichi Sankyo Co., Ltd.	45,200	844,350
Daikin Industries, Ltd.	16,800	1,062,630
Daito Trust Construction Co., Ltd.	5,000	588,437
Daiwa House Industry Co., Ltd.	41,000	851,401
Daiwa Securities Group, Inc.	126,000	1,093,390
Denso Corp.	33,900	1,621,075
Dentsu, Inc.	15,200	620,346
Don Quijote Holdings Co., Ltd.	4,100	228,931
East Japan Railway Co.	24,700	1,948,087
Eisai Co., Ltd.	18,200	763,433
Electric Power Development Co., Ltd.	8,800	286,264
FamilyMart Co., Ltd. (a)	4,300	185,551
FANUC Corp.	13,900	2,402,039
Fast Retailing Co., Ltd.	3,700	1,220,370
Fuji Electric Co., Ltd.	43,000	204,215
Fuji Heavy Industries, Ltd.	42,000	1,165,572
FUJIFILM Holdings Corp.	32,600	910,990
Fujitsu, Ltd.	135,000	1,014,162
Fukuoka Financial Group, Inc.	53,000	256,285
GungHo Online Entertainment, Inc. (a)	25,400	164,373
Gunma Bank, Ltd. (The)	26,000	153,992

Japan—(Continued)
Hachijuni Bank, Ltd. (The)	30,000	185,994
Hakuhodo DY Holdings, Inc.	17,600	175,027
Hamamatsu Photonics KK	4,800	235,871
Hankyu Hanshin Holdings, Inc.	83,000	474,204
Hino Motors, Ltd.	19,000	262,316
Hirose Electric Co., Ltd.	2,200	327,518
Hiroshima Bank, Ltd. (The)	38,000	181,842
Hisamitsu Pharmaceutical Co., Inc.	4,700	210,491
Hitachi Construction Machinery Co., Ltd. (a)	6,400	127,723
Hitachi Metals, Ltd.	13,000	197,176
Hitachi, Ltd.	337,000	2,473,134
Hokuhoku Financial Group, Inc.	85,000	181,472
Hokuriku Electric Power Co.	12,000	159,335
Honda Motor Co., Ltd. (a)	113,300	3,963,270
Hoya Corp.	30,100	1,001,614
Hulic Co., Ltd.	18,600	245,953
Ibiden Co., Ltd.	8,300	167,471
IHI Corp.	99,000	462,143
Iida Group Holdings Co., Ltd.	9,100	138,209
Inpex Corp.	63,200	962,497
Isetan Mitsukoshi Holdings, Ltd.	22,600	295,001
Isuzu Motors, Ltd.	84,000	556,543
ITOCHU Corp.	106,000	1,363,601
Iyo Bank, Ltd. (The)	17,000	172,113
J Front Retailing Co., Ltd.	30,000	210,960
Japan Airlines Co., Ltd.	4,200	232,447
Japan Display, Inc. (a) (b)	27,000	165,679
Japan Exchange Group, Inc.	18,500	456,966
Japan Prime Realty Investment Corp.	49	175,860
Japan Real Estate Investment Corp. (REIT)	80	466,182
Japan Retail Fund Investment Corp. (REIT)	202	454,464
Japan Tobacco, Inc.	78,400	2,863,254
JFE Holdings, Inc.	35,500	733,740
JGC Corp.	14,000	426,106
Joyo Bank, Ltd. (The)	54,000	288,331
JSR Corp.	11,300	194,175
JTEKT Corp.	20,000	337,961
JX Holdings, Inc.	163,100	874,044
Kajima Corp.	59,000	261,265
Kakaku.com, Inc.	11,000	193,155
Kamigumi Co., Ltd.	17,000	156,523
Kansai Electric Power Co., Inc. (The) (b)	55,000	519,229
Kansai Paint Co., Ltd.	15,000	251,244
Kao Corp.	36,500	1,438,054
Kawasaki Heavy Industries, Ltd.	96,000	366,441
KDDI Corp.	41,100	2,512,372
Keikyu Corp. (a)	36,000	323,847
Keio Corp.	45,000	354,063
Keisei Electric Railway Co., Ltd.	20,000	199,509
Keyence Corp.	3,300	1,443,453
Kikkoman Corp.	12,000	250,387
Kintetsu Corp.	121,120	441,686
Kirin Holdings Co., Ltd.	62,000	896,670
Kobe Steel, Ltd.	272,000	408,730
Koito Manufacturing Co., Ltd.	7,000	179,546
Komatsu, Ltd.	63,800	1,483,577
Konami Corp. (a)	8,300	183,814

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Konica Minolta, Inc.	37,000	$366,393
Kubota Corp.	80,000	1,136,594
Kuraray Co., Ltd.	24,500	311,015
Kurita Water Industries, Ltd. (a)	7,100	164,766
Kyocera Corp.	22,200	1,056,173
Kyowa Hakko Kirin Co., Ltd. (a)	20,000	271,094
Kyushu Electric Power Co., Inc. (b)	28,400	320,299
Lawson, Inc.	4,900	367,857
LIXIL Group Corp.	18,800	508,471
M3, Inc.	10,600	168,590
Makita Corp.	9,500	586,780
Marubeni Corp.	113,000	827,833
Marui Group Co., Ltd.	16,000	153,608
Mazda Motor Corp.	207,000	973,216
MEIJI Holdings Co., Ltd.	5,100	338,278
Miraca Holdings, Inc.	4,000	194,049
Mitsubishi Chemical Holdings Corp.	95,500	423,853
Mitsubishi Corp.	101,300	2,110,271
Mitsubishi Electric Corp.	136,000	1,682,622
Mitsubishi Estate Co., Ltd.	88,000	2,177,210
Mitsubishi Gas Chemical Co., Inc.	26,000	166,600
Mitsubishi Heavy Industries, Ltd.	225,000	1,406,429
Mitsubishi Materials Corp.	79,000	277,339
Mitsubishi Motors Corp.	44,999	497,463
Mitsubishi Tanabe Pharma Corp.	15,000	224,870
Mitsubishi UFJ Financial Group, Inc.	907,188	5,572,833
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	238,992
Mitsui & Co., Ltd.	125,717	2,018,899
Mitsui Chemicals, Inc. (a)	57,000	156,093
Mitsui Fudosan Co., Ltd.	58,000	1,961,368
Mitsui OSK Lines, Ltd.	75,000	279,517
Mizuho Financial Group, Inc.	1,614,600	3,319,014
MS&AD Insurance Group Holdings	34,300	830,473
Murata Manufacturing Co., Ltd.	14,100	1,322,593
Nabtesco Corp.	7,000	155,037
Nagoya Railroad Co., Ltd.	62,000	247,407
NEC Corp.	166,000	530,428
NGK Insulators, Ltd.	17,000	386,856
NGK Spark Plug Co., Ltd.	16,000	452,202
NH Foods, Ltd.	14,000	273,845
Nidec Corp. (a)	14,400	885,382
Nikon Corp. (a)	23,100	364,209
Nintendo Co., Ltd.	7,500	898,791
Nippon Building Fund, Inc. (REIT)	94	549,651
Nippon Electric Glass Co., Ltd.	30,000	175,036
Nippon Express Co., Ltd.	59,000	286,369
Nippon Paint Co., Ltd.	13,000	275,861
Nippon Prologis REIT, Inc.	85	198,313
Nippon Steel Sumitomo Metal Corp.	530,000	1,697,817
Nippon Telegraph & Telephone Corp.	26,100	1,630,100
Nippon Yusen KK	142,000	409,890
Nissan Motor Co., Ltd.	174,800	1,661,170
Nisshin Seifun Group, Inc.	14,300	170,862
Nissin Foods Holdings Co., Ltd.	4,700	241,950
Nitori Holdings Co., Ltd.	5,300	290,089
Nitto Denko Corp.	12,800	600,962
NKSJ Holdings, Inc.	22,699	612,716

Japan—(Continued)
Nomura Holdings, Inc.	253,100	1,788,792
Nomura Real Estate Holdings, Inc.	13,100	248,338
Nomura Research Institute, Ltd.	8,200	258,680
NSK, Ltd.	30,000	391,062
NTT Data Corp.	10,776	414,663
NTT DoCoMo, Inc.	106,500	1,823,125
Obayashi Corp.	45,000	321,699
Odakyu Electric Railway Co., Ltd. (a)	44,000	424,018
OJI Holdings Corp.	68,000	280,512
Olympus Corp. (b)	16,000	552,559
Omron Corp.	13,600	574,589
Ono Pharmaceutical Co., Ltd.	6,400	564,705
Oriental Land Co., Ltd.	3,400	582,936
ORIX Corp.	96,000	1,589,975
Osaka Gas Co., Ltd.	127,000	534,685
Otsuka Corp.	3,600	174,704
Otsuka Holdings Co., Ltd.	26,000	806,935
Panasonic Corp.	154,900	1,890,824
Rakuten, Inc.	56,700	734,403
Resona Holdings, Inc.	156,800	915,022
Ricoh Co., Ltd.	51,000	609,083
Rinnai Corp.	2,800	270,756
Rohm Co., Ltd.	6,700	385,016
Santen Pharmaceutical Co., Ltd.	5,500	309,771
SBI Holdings, Inc.	19,011	233,365
Secom Co., Ltd.	15,800	967,120
Sega Sammy Holdings, Inc.	13,300	262,155
Seiko Epson Corp.	10,000	425,158
Sekisui Chemical Co., Ltd.	28,000	324,952
Sekisui House, Ltd.	36,000	494,596
Seven & I Holdings Co., Ltd.	53,100	2,240,834
Seven Bank, Ltd.	43,000	175,927
Sharp Corp. (a) (b)	103,000	330,058
Shikoku Electric Power Co., Inc. (a) (b)	15,100	211,140
Shimadzu Corp.	17,000	156,101
Shimamura Co., Ltd.	1,400	137,805
Shimano, Inc.	5,600	622,585
Shimizu Corp.	37,000	262,355
Shin-Etsu Chemical Co., Ltd.	30,100	1,832,346
Shinsei Bank, Ltd.	100,000	225,628
Shionogi & Co., Ltd.	19,400	405,640
Shiseido Co., Ltd.	29,300	534,746
Shizuoka Bank, Ltd. (The)	41,000	443,979
Showa Shell Sekiyu KK (a)	14,000	159,297
SMC Corp.	3,700	992,187
SoftBank Corp.	66,800	4,970,085
Sony Corp. (a)	78,100	1,304,518
Sony Financial Holdings, Inc.	12,800	218,731
Stanley Electric Co., Ltd.	11,800	308,274
Sumitomo Chemical Co., Ltd.	109,000	412,953
Sumitomo Corp. (a)	81,000	1,095,368
Sumitomo Electric Industries, Ltd.	56,334	794,438
Sumitomo Heavy Industries, Ltd.	39,000	185,866
Sumitomo Metal Mining Co., Ltd.	40,000	650,647
Sumitomo Mitsui Financial Group, Inc.	88,500	3,716,132
Sumitomo Mitsui Trust Holdings, Inc.	232,262	1,063,642
Sumitomo Realty & Development Co., Ltd.	25,000	1,075,700

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sumitomo Rubber Industries, Ltd.	12,500	$180,747
Suntory Beverage & Food, Ltd.	12,400	486,826
Suruga Bank, Ltd.	13,000	252,736
Suzuken Co., Ltd.	5,300	197,516
Suzuki Motor Corp.	26,200	822,225
Sysmex Corp.	12,400	466,372
T&D Holdings, Inc.	38,800	528,501
Taiheiyo Cement Corp.	82,000	330,755
Taisei Corp.	69,000	382,664
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	219,340
Taiyo Nippon Sanso Corp. (a)	18,000	159,679
Takashimaya Co., Ltd.	19,000	184,721
Takeda Pharmaceutical Co., Ltd.	56,900	2,642,608
TDK Corp.	8,400	394,743
Teijin, Ltd.	66,000	165,758
Terumo Corp.	21,600	483,925
THK Co., Ltd.	7,700	181,934
Tobu Railway Co., Ltd.	73,000	382,402
Toho Co., Ltd.	8,500	199,301
Toho Gas Co., Ltd. (a)	31,000	170,717
Tohoku Electric Power Co., Inc.	29,800	350,409
Tokio Marine Holdings, Inc.	49,400	1,627,714
Tokyo Electric Power Co., Inc. (b)	97,600	407,105
Tokyo Electron, Ltd.	12,400	840,616
Tokyo Gas Co., Ltd.	170,000	994,475
Tokyo Tatemono Co., Ltd.	29,000	268,844
Tokyu Corp.	76,000	539,471
Tokyu Fudosan Holdings Corp.	37,000	292,587
TonenGeneral Sekiyu KK (a)	18,000	171,091
Toppan Printing Co., Ltd.	41,000	317,871
Toray Industries, Inc.	111,000	730,911
Toshiba Corp.	283,000	1,323,746
TOTO, Ltd. (a)	19,000	256,545
Toyo Seikan Group Holdings, Ltd.	10,200	157,032
Toyo Suisan Kaisha, Ltd.	6,000	185,335
Toyota Industries Corp.	12,600	651,856
Toyota Motor Corp.	193,200	11,621,783
Toyota Tsusho Corp.	14,200	409,193
Trend Micro, Inc.	7,000	230,923
Unicharm Corp.	8,900	531,027
United Urban Investment Corp.	167	269,632
USS Co., Ltd.	16,600	283,631
West Japan Railway Co.	11,700	515,629
Yahoo Japan Corp.	101,500	470,354
Yakult Honsha Co., Ltd. (a)	6,300	319,597
Yamada Denki Co., Ltd. (a)	55,900	199,507
Yamaguchi Financial Group, Inc.	15,000	158,345
Yamaha Corp.	11,000	173,747
Yamaha Motor Co., Ltd.	17,800	306,946
Yamato Holdings Co., Ltd.	27,000	559,232
Yaskawa Electric Corp.	18,000	218,485
Yokogawa Electric Corp.	16,300	206,714

		194,732,182

Luxembourg—0.3%
Altice S.A. (b)	4,300	299,506
ArcelorMittal	75,087	1,115,868

Luxembourg—(Continued)
RTL Group S.A. (b)	2,700	300,124
Tenaris S.A.	32,705	771,373

		2,486,871

Netherlands—3.0%
Aegon NV	126,769	1,106,412
Airbus Group NV	40,799	2,738,046
Akzo Nobel NV	16,759	1,256,404
ASML Holding NV	24,785	2,306,334
CNH Industrial NV (a)	61,911	635,056
Corio NV	4,074	208,080
Delta Lloyd NV (a)	13,573	344,209
Fugro NV (a)	4,445	254,256
Gemalto NV	5,659	586,227
Heineken Holding NV	6,283	413,061
Heineken NV	16,408	1,177,902
ING Groep NV (b)	268,652	3,769,076
Koninklijke Ahold NV	66,939	1,255,891
Koninklijke Boskalis Westminster NV	6,001	343,778
Koninklijke DSM NV	12,095	880,139
Koninklijke KPN NV (b)	230,706	839,989
Koninklijke Philips NV	68,097	2,158,470
Koninklijke Vopak NV	4,391	214,520
OCI (a) (b)	6,200	241,664
QIAGEN NV (b)	14,898	360,862
Randstad Holding NV	9,402	509,116
Reed Elsevier NV	48,042	1,101,293
STMicroelectronics NV (a)	44,693	400,729
TNT Express NV	37,717	340,929
Unilever NV	116,057	5,075,947
Wolters Kluwer NV	20,745	613,597
Ziggo NV	11,596	535,816

		29,667,803

New Zealand—0.1%
Auckland International Airport, Ltd.	99,212	338,740
Fletcher Building, Ltd.	56,031	432,131
Ryman Healthcare, Ltd.	29,900	223,809
Telecom Corp. of New Zealand, Ltd.	189,877	445,519

		1,440,199

Norway—0.8%
Aker Solutions ASA	11,775	204,286
DNB ASA	73,513	1,342,353
Gjensidige Forsikring ASA	14,357	257,385
Norsk Hydro ASA	92,923	496,545
Orkla ASA	54,230	482,566
Seadrill, Ltd. (a)	27,606	1,093,394
Statoil ASA	78,090	2,408,005
Subsea 7 S.A.	18,500	344,975
Telenor ASA	53,216	1,210,282
Yara International ASA (a)	12,261	614,507

		8,454,298

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—0.2%
Banco Espirito Santo S.A. (b)	199,038	$163,895
EDP - Energias de Portugal S.A.	162,515	814,815
Galp Energia SGPS S.A.	31,688	580,163
Jeronimo Martins SGPS S.A. (a)	16,641	273,820

		1,832,693

Singapore—1.3%
Ascendas Real Estate Investment Trust	141,000	260,205
CapitaCommercial Trust (REIT)	143,000	195,047
CapitaLand, Ltd.	174,000	446,659
CapitaMall Trust (REIT)	240,200	380,654
City Developments, Ltd.	34,000	278,271
ComfortDelGro Corp., Ltd.	153,000	306,201
DBS Group Holdings, Ltd.	120,467	1,615,506
Genting Singapore plc	418,200	446,268
Global Logistic Properties, Ltd.	212,000	459,175
Golden Agri-Resources, Ltd.	492,569	219,297
Hutchison Port Holdings Trust - Class U	350,000	252,007
Jardine Cycle & Carriage, Ltd.	8,000	283,128
Keppel Corp., Ltd.	102,700	889,164
Keppel Land, Ltd.	51,000	138,321
Oversea-Chinese Banking Corp., Ltd.	179,880	1,378,384
Sembcorp Industries, Ltd.	71,000	305,153
Sembcorp Marine, Ltd. (a)	63,000	207,239
Singapore Airlines, Ltd.	36,940	306,823
Singapore Exchange, Ltd.	56,000	311,678
Singapore Press Holdings, Ltd. (a)	107,250	358,900
Singapore Technologies Engineering, Ltd.	130,000	395,723
Singapore Telecommunications, Ltd.	557,820	1,723,538
StarHub, Ltd.	44,000	146,988
United Overseas Bank, Ltd.	88,392	1,597,824
UOL Group, Ltd.	33,000	172,659
Wilmar International, Ltd.	130,000	332,770

		13,407,582

Spain—3.5%
Abertis Infraestructuras S.A.	30,059	691,062
ACS Actividades de Construccion y Servicios S.A.	12,305	562,052
Amadeus IT Holding S.A. - A Shares	26,116	1,075,840
Banco Bilbao Vizcaya Argentaria S.A.	418,881	5,332,124
Banco de Sabadell S.A. (a)	247,269	842,467
Banco Popular Espanol S.A.	115,280	774,231
Banco Santander S.A.	827,463	8,633,504
Bankia S.A. (b)	323,299	625,533
CaixaBank S.A.	122,496	754,999
CaixaBank S.A.	1,408	8,688
Distribuidora Internacional de Alimentacion S.A.	40,028	368,073
Enagas S.A. (a)	15,504	499,515
Ferrovial S.A. (a)	28,234	628,044
Gas Natural SDG S.A. (a)	24,586	777,992
Grifols S.A.	11,921	650,765
Iberdrola S.A.	357,815	2,735,402
Inditex S.A.	15,081	2,325,202
International Consolidated Airlines Group S.A. - Class DI (b)	71,373	454,446

Spain—(Continued)
Mapfre S.A.	74,474	296,458
Red Electrica Corp. S.A. (a)	7,572	693,525
Repsol S.A.	59,282	1,566,077
Telefonica S.A.	284,361	4,874,746
Zardoya Otis S.A. (a)	9,160	162,958

		35,333,703

Sweden—2.9%
Alfa Laval AB (a)	20,852	536,604
Assa Abloy AB - Class B	23,170	1,176,976
Atlas Copco AB - A Shares (a)	47,637	1,374,278
Atlas Copco AB - B Shares	26,827	715,493
Boliden AB	18,744	271,843
Electrolux AB - Series B	17,118	432,279
Elekta AB - B Shares (a)	26,324	334,472
Getinge AB - B Shares	13,484	353,920
Hennes & Mauritz AB - B Shares	67,689	2,953,814
Hexagon AB - B Shares	17,090	550,084
Husqvarna AB - B Shares	25,677	199,302
Industrivarden AB - C Shares	8,655	170,742
Investment AB Kinnevik - B Shares	16,520	703,253
Investor AB - B Shares	31,588	1,183,336
Lundin Petroleum AB (b)	16,017	323,686
Millicom International Cellular S.A. (a)	5,384	492,904
Nordea Bank AB	218,883	3,084,110
Sandvik AB	73,011	995,958
Securitas AB - B Shares (a)	21,462	254,258
Skandinaviska Enskilda Banken AB - Class A	103,979	1,387,470
Skanska AB - B Shares	30,119	686,447
SKF AB - B Shares	26,654	679,035
Svenska Cellulosa AB SCA - B Shares	40,587	1,056,416
Svenska Handelsbanken AB - A Shares	34,300	1,676,164
Swedbank AB - A Shares	61,954	1,641,000
Swedish Match AB	14,499	502,706
Tele2 AB - B Shares	21,032	247,366
Telefonaktiebolaget LM Ericsson - B Shares	219,192	2,648,880
TeliaSonera AB	162,992	1,188,933
Volvo AB - B Shares	112,044	1,540,806

		29,362,535

Switzerland—8.8%
ABB, Ltd. (b)	156,793	3,618,282
Actelion, Ltd. (b)	7,563	956,054
Adecco S.A. (b)	11,954	983,000
Aryzta AG (b)	5,635	533,325
Baloise Holding AG	3,194	376,418
Barry Callebaut AG (b)	132	179,341
Cie Financiere Richemont S.A.	37,271	3,911,805
Coca-Cola HBC AG (b)	13,800	316,391
Credit Suisse Group AG (b)	106,196	3,023,971
EMS-Chemie Holding AG	579	231,140
Geberit AG	2,659	933,786
Givaudan S.A. (b)	646	1,077,662
Holcim, Ltd. (b)	16,305	1,433,305
Julius Baer Group, Ltd. (b)	15,588	642,749
Kuehne & Nagel International AG (a)	4,135	550,397

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Lindt & Spruengli AG	7	$432,358
Lindt & Spruengli AG (Participation Certifcate)	55	279,927
Lonza Group AG (b)	4,413	480,443
Nestle S.A.	225,643	17,483,487
Novartis AG	160,952	14,579,381
Pargesa Holding S.A.	1,694	152,124
Partners Group Holding AG	1,228	335,356
Roche Holding AG	49,159	14,669,120
Schindler Holding AG	3,222	489,515
Schindler Holding AG	1,428	215,295
SGS S.A.	367	879,667
Sika AG	170	695,340
Sonova Holding AG	4,058	619,411
Sulzer AG	1,649	231,284
Swatch Group AG (The) - Bearer Shares	2,110	1,274,418
Swatch Group AG (The)	3,213	356,909
Swiss Life Holding AG (b)	2,159	512,062
Swiss Prime Site AG (b)	3,833	317,759
Swiss Re AG (b)	24,745	2,202,249
Swisscom AG	1,631	947,495
Syngenta AG	6,727	2,513,339
Transocean, Ltd. (Swiss-Traded Shares) (a)	24,746	1,110,940
UBS AG (b)	259,484	4,754,810
Wolseley plc	18,911	1,034,532
Zurich Insurance Group AG (b)	10,297	3,104,444

		88,439,291

United Kingdom—19.9%
3i Group plc	63,549	436,161
Aberdeen Asset Management plc	61,345	476,226
Admiral Group plc	16,009	425,134
Aggreko plc	17,661	497,917
AMEC plc	19,387	402,314
Anglo American plc	100,587	2,455,069
Antofagasta plc (a)	26,957	353,281
ARM Holdings plc	102,474	1,545,443
ASOS plc (a) (b)	3,794	191,584
Associated British Foods plc	24,859	1,300,663
AstraZeneca plc	87,843	6,530,575
Aviva plc	205,068	1,795,458
Babcock International Group plc	33,300	661,677
BAE Systems plc	224,576	1,662,438
Barclays plc	1,147,454	4,176,016
BG Group plc	236,047	4,985,819
BHP Billiton plc	146,472	4,764,701
BP plc	1,295,973	11,400,965
British American Tobacco plc	133,028	7,908,940
British Land Co. plc	73,348	880,278
British Sky Broadcasting Group plc	73,819	1,139,946
BT Group plc	549,280	3,610,381
Bunzl plc	22,401	620,694
Burberry Group plc	32,742	829,390
Capita Group plc	48,717	953,035
Carnival plc	12,088	455,685
Centrica plc	369,393	1,973,044
Cobham plc	73,272	390,862

United Kingdom—(Continued)
Compass Group plc	126,746	2,210,577
Croda International plc	9,658	363,802
Diageo plc	178,260	5,669,461
Direct Line Insurance Group plc	105,265	486,774
easyJet plc (a)	10,815	252,081
Fresnillo plc (a)	11,783	175,520
Friends Life Group, Ltd.	99,349	535,085
G4S plc	106,542	464,669
GKN plc	126,099	781,807
GlaxoSmithKline plc	340,182	9,082,049
Glencore plc	735,853	4,096,589
Hammerson plc	56,484	559,643
Hargreaves Lansdown plc	16,913	357,430
HSBC Holdings plc	1,321,557	13,404,412
ICAP plc	36,213	235,016
IMI plc	20,055	509,527
Imperial Tobacco Group plc	66,898	3,005,576
Inmarsat plc	28,473	363,604
InterContinental Hotels Group plc	20,173	833,925
Intertek Group plc	10,631	499,517
Intu Properties plc	62,951	334,921
Investec plc	41,855	385,793
J Sainsbury plc (a)	85,611	463,009
Johnson Matthey plc	13,894	735,817
Kingfisher plc	164,859	1,010,850
Land Securities Group plc	59,558	1,053,861
Legal & General Group plc	410,178	1,580,874
Lloyds Banking Group plc (b)	4,006,803	5,090,821
London Stock Exchange Group plc	12,221	419,011
Marks & Spencer Group plc	118,772	862,552
Meggitt plc	55,862	482,703
Melrose Industries plc	72,515	322,334
National Grid plc	261,011	3,746,510
Next plc	11,690	1,293,398
Old Mutual plc	337,381	1,139,127
Pearson plc	56,693	1,117,798
Persimmon plc (b)	20,663	448,944
Petrofac, Ltd.	17,337	355,988
Prudential plc	177,484	4,067,578
Randgold Resources, Ltd.	6,351	533,845
Reckitt Benckiser Group plc	44,859	3,908,502
Reed Elsevier plc	81,102	1,302,300
Rexam plc	46,153	421,982
Rio Tinto plc	90,449	4,876,083
Rolls-Royce Holdings plc (b)	130,394	2,379,367
Royal Bank of Scotland Group plc (b)	174,168	980,557
Royal Dutch Shell plc - A Shares	273,549	11,305,823
Royal Dutch Shell plc - B Shares	173,340	7,531,426
Royal Mail plc (b)	45,481	387,750
RSA Insurance Group plc	64,126	520,598
SABMiller plc	67,875	3,928,942
Sage Group plc (The)	79,455	521,246
Schroders plc	8,724	373,280
Segro plc	61,844	365,081
Severn Trent plc	16,575	547,156
Smith & Nephew plc	66,221	1,176,485
Smiths Group plc	25,680	569,125

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Sports Direct International plc (b)	18,899	$227,985
SSE plc	67,077	1,796,161
Standard Chartered plc	169,791	3,466,672
Standard Life plc	174,865	1,117,045
Tate & Lyle plc	33,576	392,750
Tesco plc	577,804	2,804,158
Travis Perkins plc	16,708	467,328
TUI Travel plc	32,223	219,033
Tullow Oil plc	61,905	902,434
Unilever plc	91,437	4,142,472
United Utilities Group plc	48,207	726,430
Vodafone Group plc	1,849,678	6,175,629
Weir Group plc (The)	13,923	622,731
Whitbread plc	12,742	959,252
William Hill plc (a)	58,853	329,587
WM Morrison Supermarkets plc (a)	166,578	523,583
WPP plc	97,220	2,115,043

		200,240,490

Total Common Stocks (Cost $766,963,920)		956,706,544

Investment Company Security—3.0%

United States—3.0%
iShares MSCI EAFE ETF (a) (c) (Cost $29,752,206)	443,400	30,315,258

Preferred Stocks—0.6%

Germany—0.6%
Bayerische Motoren Werke (BMW) AG	3,505	336,009
Fuchs Petrolub SE (a)	4,900	221,571
Henkel AG & Co. KGaA	12,771	1,477,112
Porsche Automobil Holding SE	10,260	1,068,483
Volkswagen AG	11,660	3,062,257

Total Preferred Stocks (Cost $3,131,938)		6,165,432

Rights—0.0%

Hong Kong—0.0%
HKT Trust / HKT, Ltd., Expires 07/15/14 (b)	28,980	8,413

Spain—0.0%
Repsol S.A., Expires 07/10/14 (b)	59,282	40,340

Total Rights (Cost $39,194)		48,753

Warrant—0.0%
Security Description	Shares/ Principal Amount*	Value

Hong Kong—0.0%
Sun Hung Kai Properties, Ltd., Expires 04/22/16 (b) (Cost $0)	9,250	12,078

Short-Term Investments—5.0%

Discount Notes—0.6%
Fannie Mae 0.040%, 07/23/14 (d)	325,000	324,992
0.072%, 10/15/14 (d)	3,800,000	3,799,197
Federal Home Loan Bank 0.070%, 09/26/14 (d)	1,150,000	1,149,806

		5,273,995

Mutual Fund—4.3%
State Street Navigator Securities Lending MET Portfolio (e)	43,336,310	43,336,310

U.S. Treasury—0.1%
U.S. Treasury Bills
0.119%, 08/21/14 (d)	875,000	874,960

Total Short-Term Investments (Cost $49,485,265)		49,485,265

Total Investments—103.9% (Cost $849,372,523) (f)		1,042,733,330
Other assets and liabilities (net)—(3.9)%		(38,683,275)

Net Assets—100.0%		$1,004,050,055

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $66,629,713 and the collateral received consisted of cash in the amount of $43,336,310 and non-cash collateral with a value of $25,778,329. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $191,436.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2014, the aggregate cost of investments was $849,372,523. The aggregate unrealized appreciation and depreciation of investments were $278,447,731 and $(85,086,924), respectively, resulting in net unrealized appreciation of $193,360,807.
(ETF)—	Exchange-Traded Fund
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Ten Largest Industries as of June 30, 2014 (Unaudited)	% of Net Assets
Banks	12.7
Pharmaceuticals	8.6
Oil, Gas & Consumable Fuels	6.4
Insurance	4.9
Automobiles	3.8
Food Products	3.7
Metals & Mining	3.5
Chemicals	3.4
Diversified Telecommunication Services	3.1
Machinery	2.4

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
MSCI EAFE Mini Index Futures	09/19/14	50	USD	4,909,339	$12,912

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,202,132	$72,907,980	$—	$74,110,112
Austria	—	2,547,978	—	2,547,978
Belgium	—	11,713,805	—	11,713,805
Denmark	—	14,516,256	—	14,516,256
Finland	—	8,267,147	—	8,267,147
France	—	93,205,009	—	93,205,009
Germany	—	82,706,889	—	82,706,889
Hong Kong	—	27,801,519	—	27,801,519
Ireland	—	7,674,501	—	7,674,501
Israel	—	5,072,527	—	5,072,527
Italy	—	23,693,154	—	23,693,154
Japan	—	194,732,182	—	194,732,182
Luxembourg	—	2,486,871	—	2,486,871
Netherlands	—	29,667,803	—	29,667,803
New Zealand	—	1,440,199	—	1,440,199
Norway	—	8,454,298	—	8,454,298
Portugal	—	1,832,693	—	1,832,693
Singapore	—	13,407,582	—	13,407,582
Spain	8,688	35,325,015	—	35,333,703
Sweden	—	29,362,535	—	29,362,535
Switzerland	—	88,439,291	—	88,439,291
United Kingdom	—	200,240,490	—	200,240,490
Total Common Stocks	1,210,820	955,495,724	—	956,706,544
Total Investment Company Security*	30,315,258	—	—	30,315,258
Total Preferred Stocks*	—	6,165,432	—	6,165,432
Total Rights*	48,753	—	—	48,753
Total Warrant*	12,078	—	—	12,078
Short-Term Investments
Discount Notes	—	5,273,995	—	5,273,995
Mutual Fund	43,336,310	—	—	43,336,310
U.S. Treasury	—	874,960	—	874,960
Total Short-Term Investments	43,336,310	6,148,955	—	49,485,265
Total Investments	$74,923,219	$967,810,111	$—	$1,042,733,330

Collateral for securities loaned (Liability)	$—	$(43,336,310)	$—	$(43,336,310)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$12,912	$—	$—	$12,912

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $181,991 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,042,733,330
Cash	14,760
Cash denominated in foreign currencies (c)	756,163
Receivable for:
Investments sold	54,221
Fund shares sold	876,475
Dividends	4,081,841
Variation margin on futures contracts	3,750

Total Assets	1,048,520,540
Liabilities
Collateral for securities loaned	43,336,310
Payables for:
Investments purchased	136,389
Fund shares redeemed	384,992
Accrued expenses:
Management fees	244,896
Distribution and service fees	116,353
Deferred trustees’ fees	54,658
Other expenses	196,887

Total Liabilities	44,470,485

Net Assets	$1,004,050,055

Net assets consist of:
Paid in surplus	$829,077,584
Undistributed net investment income	16,891,223
Accumulated net realized loss	(35,340,329)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	193,421,577

Net Assets	$1,004,050,055

Net Assets
Class A	$442,314,493
Class B	431,934,036
Class E	38,330,885
Class G	91,470,641
Capital Shares Outstanding*
Class A	31,392,320
Class B	31,201,847
Class E	2,733,096
Class G	6,640,531
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.09
Class B	13.84
Class E	14.02
Class G	13.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $849,372,523.
(b)	Includes securities loaned at value of $66,629,713.
(c)	Identified cost of cash denominated in foreign currencies was $754,296.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$25,772,871
Interest	995
Securities lending income	567,771

Total investment income	26,341,637
Expenses
Management fees	1,439,372
Administration fees	11,314
Custodian and accounting fees	232,779
Distribution and service fees—Class B	523,273
Distribution and service fees—Class E	28,406
Distribution and service fees—Class G	141,506
Audit and tax services	16,798
Legal	13,588
Trustees’ fees and expenses	14,583
Shareholder reporting	84,345
Insurance	2,675
Miscellaneous	28,974

Total expenses	2,537,613
Less management fee waiver	(11,604)

Net expenses	2,526,009

Net Investment Income	23,815,628

Net Realized and Unrealized Gain
Net realized gain on:
Investments	629,112
Futures contracts	397,262
Foreign currency transactions	44,540

Net realized gain	1,070,914

Net change in unrealized appreciation (depreciation) on:
Investments	18,501,583
Futures contracts	(195,336)
Foreign currency transactions	90,737

Net change in unrealized appreciation	18,396,984

Net realized and unrealized gain	19,467,898

Net Increase in Net Assets From Operations	$43,283,526

(a)	Net of foreign withholding taxes of $1,822,829.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,815,628	$22,508,825
Net realized gain	1,070,914	7,674,942
Net change in unrealized appreciation	18,396,984	139,589,192

Increase in net assets from operations	43,283,526	169,772,959

From Distributions to Shareholders
Net investment income
Class A	(10,334,151)	(9,990,444)
Class B	(9,801,239)	(11,350,490)
Class E	(904,946)	(1,112,534)
Class G	(2,227,213)	(2,474,557)

Total distributions	(23,267,549)	(24,928,025)

Increase in net assets from capital share transactions	28,505,142	30,762,370

Total increase in net assets	48,521,119	175,607,304

Net Assets
Beginning of period	955,528,936	779,921,632

End of period	$1,004,050,055	$955,528,936

Undistributed net investment income
End of period	$16,891,223	$16,343,144

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,682,265	$50,531,622	7,067,968	$88,601,835
Reinvestments	772,936	10,334,151	846,648	9,990,444
Redemptions	(1,590,583)	(21,798,194)	(4,787,744)	(59,795,824)

Net increase	2,864,618	$39,067,579	3,126,872	$38,796,455

Class B
Sales	869,466	$11,743,809	1,931,611	$23,970,765
Reinvestments	745,908	9,801,239	978,490	11,350,490
Redemptions	(1,565,973)	(21,218,185)	(4,356,077)	(53,974,265)

Net increase (decrease)	49,401	$326,863	(1,445,976)	$(18,653,010)

Class E
Sales	37,423	$511,302	85,294	$1,055,384
Reinvestments	67,990	904,946	94,684	1,112,534
Redemptions	(197,425)	(2,708,840)	(528,435)	(6,611,245)

Net decrease	(92,012)	$(1,292,592)	(348,457)	$(4,443,327)

Class G
Sales	468,759	$6,284,995	2,516,369	$30,525,341
Reinvestments	170,276	2,227,213	214,247	2,474,557
Redemptions	(1,349,430)	(18,108,916)	(1,471,213)	(17,937,646)

Net increase (decrease)	(710,395)	$(9,596,708)	1,259,403	$15,062,252

Increase derived from capital shares transactions		$28,505,142		$30,762,370

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.83		$11.72	$10.22	$11.95	$11.34	$9.36

Income (Loss) from Investment Operations
Net investment income (a)	0.35		0.35	0.35	0.36	0.28	0.28
Net realized and unrealized gain (loss) on investments	0.26		2.15	1.49	(1.80)	0.63	2.20

Total from investment operations	0.61		2.50	1.84	(1.44)	0.91	2.48

Less Distributions
Distributions from net investment income	(0.35)		(0.39)	(0.34)	(0.29)	(0.30)	(0.43)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.07)

Total distributions	(0.35)		(0.39)	(0.34)	(0.29)	(0.30)	(0.50)

Net Asset Value, End of Period	$14.09		$13.83	$11.72	$10.22	$11.95	$11.34

Total Return (%) (b)	4.53	(c)	21.86	18.33	(12.50)	8.19	28.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.40	0.41	0.41	0.41	0.44
Net ratio of expenses to average net assets (%) (e)	0.38	(d)	0.40	0.40	0.41	0.40	0.43
Ratio of net investment income to average net assets (%)	5.12	(d)	2.76	3.25	3.09	2.59	2.87
Portfolio turnover rate (%)	4	(c)	10	8	11	11	13
Net assets, end of period (in millions)	$442.3		$394.5	$297.7	$283.2	$332.7	$334.6

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.58		$11.52	$10.05	$11.75	$11.16	$9.21

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.31	0.32	0.32	0.25	0.25
Net realized and unrealized gain (loss) on investments	0.26		2.11	1.46	(1.76)	0.62	2.16

Total from investment operations	0.58		2.42	1.78	(1.44)	0.87	2.41

Less Distributions
Distributions from net investment income	(0.32)		(0.36)	(0.31)	(0.26)	(0.28)	(0.39)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.07)

Total distributions	(0.32)		(0.36)	(0.31)	(0.26)	(0.28)	(0.46)

Net Asset Value, End of Period	$13.84		$13.58	$11.52	$10.05	$11.75	$11.16

Total Return (%) (b)	4.37	(c)	21.52	18.02	(12.65)	7.91	28.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(d)	0.65	0.66	0.66	0.66	0.69
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.65	0.65	0.66	0.65	0.68
Ratio of net investment income to average net assets (%)	4.85	(d)	2.55	2.99	2.83	2.32	2.60
Portfolio turnover rate (%)	4	(c)	10	8	11	11	13
Net assets, end of period (in millions)	$431.9		$422.9	$375.4	$329.2	$339.0	$280.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.75		$11.66	$10.17	$11.89	$11.29	$9.31

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.33	0.33	0.34	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.26		2.13	1.48	(1.79)	0.62	2.19

Total from investment operations	0.60		2.46	1.81	(1.45)	0.89	2.46

Less Distributions
Distributions from net investment income	(0.33)		(0.37)	(0.32)	(0.27)	(0.29)	(0.41)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.07)

Total distributions	(0.33)		(0.37)	(0.32)	(0.27)	(0.29)	(0.48)

Net Asset Value, End of Period	$14.02		$13.75	$11.66	$10.17	$11.89	$11.29

Total Return (%) (b)	4.48	(c)	21.62	18.13	(12.59)	8.00	28.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.55	0.56	0.56	0.56	0.59
Net ratio of expenses to average net assets (%) (e)	0.53	(d)	0.55	0.55	0.56	0.55	0.58
Ratio of net investment income to average net assets (%)	4.95	(d)	2.66	3.11	2.94	2.45	2.77
Portfolio turnover rate (%)	4	(c)	10	8	11	11	13
Net assets, end of period (in millions)	$38.3		$38.9	$37.0	$35.5	$47.9	$50.8

	Class G
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$13.51		$11.47	$10.01	$11.70	$11.12	$7.93

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.31	0.31	0.31	0.23	0.10
Net realized and unrealized gain (loss) on investments	0.25		2.09	1.46	(1.75)	0.62	3.09

Total from investment operations	0.57		2.40	1.77	(1.44)	0.85	3.19

Less Distributions
Distributions from net investment income	(0.31)		(0.36)	(0.31)	(0.25)	(0.27)	0.00

Total distributions	(0.31)		(0.36)	(0.31)	(0.25)	(0.27)	0.00

Net Asset Value, End of Period	$13.77		$13.51	$11.47	$10.01	$11.70	$11.12

Total Return (%) (b)	4.36	(c)	21.44	17.94	(12.65)	7.76	40.23	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.70	0.71	0.71	0.71	0.74	(d)
Net ratio of expenses to average net assets (%) (e)	0.68	(d)	0.70	0.70	0.71	0.70	0.73	(d)
Ratio of net investment income to average net assets (%)	4.80	(d)	2.49	2.94	2.80	2.16	1.32	(d)
Portfolio turnover rate (%)	4	(c)	10	8	11	11	13
Net assets, end of period (in millions)	$91.5		$99.3	$69.8	$58.9	$45.2	$12.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFIC). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MSF-21

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts* (a)	$12,912

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$397,262

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(195,336)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$2,500

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing

MSF-22

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$67,448,073	$0	$42,106,276

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2014 were $1,439,372.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2014 were $216,664.

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$24,928,025	$21,840,684	$—	$—	$24,928,025	$21,840,684

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$23,120,127	$—	$164,335,742	$(26,531,041)	$(5,919,780)	$155,005,048

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the post-enactment accumulated long-term capital losses were $5,919,780 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2018	Expiring 12/31/2017	Total
$3,109,329	$23,421,712	$26,531,041

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $6,967,678.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-25

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 0.51%, 0.37%, and 0.37%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 4.20%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market faced a number of headwinds, but generated solid results during the six months ended June 30, 2014. The market was highly resilient in the face of news that the U.S. economy contracted over the first three months of the year, coupled with geopolitical issues in Ukraine, Iraq and elsewhere. Investor demand was solid overall given generally positive earnings results and expectations for improving growth as the year progresses. All told, the overall stock market, as measured by the S&P 500 Index, returned 7.14% during the reporting period. Small-cap value stocks generated more modest results, as the Russell 2000 Value Index gained 4.20% for the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s underperformance during the reporting period was driven by both stock selection and sector allocation. From a stock selection perspective, holdings in the Financials, Consumer Discretionary, and Health Care sectors detracted the most from performance. Within Financials, the Portfolio’s real estate services holdings performed poorly. Altisource Asset Management Corp., the management company for Altissource Residential, a single family home rental real estate investment trust (“REIT”) underperformed after a competitor announced it had successfully won an entire pool of Housing and Urban Development (HUD) loans. Another Financials holding, Ocwen Financial Corp., was the Portfolio’s largest detractor as it was impacted by the New York Department of Financial Services request to halt its purchase of Mortgage Servicing Rights from Wells Fargo. Ocwen Financial subsequently put the transaction on indefinite hold as it works with the New York Department of Financial Services to address its concerns. Weak results by several of the Portfolio’s specialty retailers were the leading headwind within the Consumer Discretionary sector. One of our holdings in this sector, Tractor Supply Co., performed poorly due largely to adverse weather conditions in March that negatively impacted performance. On a long-term basis, we believe the company should deliver mid-teen EPS growth, driven by low-double digit revenue growth, modest margin expansion, and share repurchases. Looking at the Health Care sector, the Portfolio’s health care supply companies were negative for performance.

On the upside, holdings in the Information Technology, Materials, and Energy sectors contributed the most to results. Performance within the Information Technology sector was largely driven by strong returns from the Portfolio’s software company holdings. One of our top performers was MICROS Systems, which provides enterprise information solutions for the hospitality industry. On June 23, Oracle announced its intention to acquire Micros at a 25% premium to its price. Several of the Portfolio’s chemical companies drove its outperformance in the Materials sector including Sensient Technologies. Sensient performed well during the second quarter due to improved financial results, as well as the company’s initiatives to return more cash to shareholders. In addition, the presence and actions of an activist shareholder, FrontFour Capital Group, may have positively impacted the stock. The Portfolio held a number of standout performers in the Energy sector including Carbo Ceramics, a leading supplier of ceramic proppant used to facilitate the flow of hydrocarbons out of oil and gas wells. The company has been benefiting from accelerated drilling in the Permian Basin and a general increase in demand for all kinds of proppant. Furthermore, higher natural gas prices may have raised expectations of a future pick-up in natural gas drilling activity.

Sector allocation detracted from the Portfolio’s relative performance during the reporting period. In particular, a lack of exposure to REITs was a negative for relative performance. In addition, an underweight in Utilities, along with overweights in Industrials and Materials, were not rewarded. In contrast, an underweight in Financials and an overweight in Health Care contributed to performance during the period.

While there were several changes on the margin, there were no significant adjustments to the Portfolio’s sector positioning during the reporting period.

MSF-1

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

While the U.S. economy sharply contracted during the first quarter of 2014, we believe the underlying causes for the setback, primarily severe winter weather and an inventory drawdown, are behind us and the economy appeared to have regained its footing during the second quarter. By the end of the reporting period, there remained areas less robust than hoped for, such as the housing market, though we saw a number of reasons for optimism. For example, hiring had picked up, especially in energy-related industries, as well as in energy-denominated geographies. Turning to the small-cap market, in our view, as of the end of June it appeared to be fairly valued overall. That being said, we continued to find pockets of opportunity. Investor demand remained fairly strong as they moved out on the risk curve given the low interest rate environment, concerns for rising rates, and the negative impact on the bond market.

Judith M. Vale

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	0.51	22.61	18.63	5.71
Class B	0.37	22.30	18.35	5.45
Class E	0.37	22.41	18.46	5.55
Russell 2000 Value Index	4.20	22.54	19.88	8.24

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Wabtec Corp.	2.4
Church & Dwight Co., Inc.	2.2
Aptargroup, Inc.	1.9
Oceaneering International, Inc.	1.7
Sensient Technologies Corp.	1.6
CLARCOR, Inc.	1.6
Polaris Industries, Inc.	1.6
Zebra Technologies Corp. - Class A	1.5
CARBO Ceramics, Inc.	1.4
MICROS Systems, Inc.	1.4

Top Sectors

% of Net Assets
Industrials	20.7
Information Technology	16.5
Financials	12.8
Consumer Discretionary	12.1
Health Care	11.0
Materials	9.6
Energy	7.5
Consumer Staples	5.4
Utilities	0.9

MSF-3

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.82%	$1,000.00	$1,005.10	$4.08
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class B(a)	Actual	1.07%	$1,000.00	$1,003.70	$5.32
	Hypothetical*	1.07%	$1,000.00	$1,019.49	$5.36

Class E(a)	Actual	0.97%	$1,000.00	$1,003.70	$4.82
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.1%
Cubic Corp.	29,600	$1,317,496

Air Freight & Logistics—0.6%
Forward Air Corp.	178,776	8,554,432

Auto Components—0.4%
Gentex Corp.	195,100	5,675,459

Banks—7.9%
Bank of Hawaii Corp.	275,000	16,139,750
Bank of the Ozarks, Inc.	314,276	10,512,532
BankUnited, Inc.	345,900	11,580,732
BOK Financial Corp.	177,182	11,800,321
Community Bank System, Inc.	135,987	4,922,730
Cullen/Frost Bankers, Inc.	230,198	18,282,325
CVB Financial Corp.	353,100	5,660,193
First Financial Bankshares, Inc.	438,210	13,746,648
FNB Corp.	475,548	6,096,525
PacWest Bancorp	264,628	11,423,991
ViewPoint Financial Group, Inc.	138,500	3,727,035
Westamerica Bancorp	158,300	8,275,924

		122,168,706

Beverages—0.8%
Boston Beer Co., Inc. (The) - Class A (a)	55,972	12,510,861

Building Products—1.0%
AAON, Inc.	184,415	6,181,591
AO Smith Corp.	174,900	8,671,542

		14,853,133

Chemicals—4.5%
Balchem Corp.	222,563	11,920,474
Hawkins, Inc.	73,890	2,744,275
Innophos Holdings, Inc.	172,111	9,908,430
NewMarket Corp.	23,117	9,064,407
RPM International, Inc.	152,700	7,051,686
Sensient Technologies Corp.	451,800	25,174,296
Stepan Co.	79,418	4,198,036

		70,061,604

Commercial Services & Supplies—3.7%
Healthcare Services Group, Inc.	508,114	14,958,876
Rollins, Inc.	658,310	19,749,300
Team, Inc. (a)	94,003	3,856,003
UniFirst Corp.	51,700	5,480,200
United Stationers, Inc.	299,974	12,439,922

		56,484,301

Communications Equipment—0.7%
NETGEAR, Inc. (a)	313,300	10,893,441

Construction & Engineering—0.2%
Primoris Services Corp.	99,100	2,858,044

Construction Materials—0.5%
Eagle Materials, Inc.	86,200	8,126,936

Containers & Packaging—2.5%
Aptargroup, Inc.	437,854	29,340,597
Silgan Holdings, Inc.	195,600	9,940,392

		39,280,989

Distributors—1.2%
Pool Corp.	327,060	18,498,514

Diversified Financial Services—0.1%
MarketAxess Holdings, Inc.	26,700	1,443,402

Electrical Equipment—0.5%
Franklin Electric Co., Inc.	113,000	4,557,290
Thermon Group Holdings, Inc. (a)	110,700	2,913,624

		7,470,914

Electronic Equipment, Instruments & Components—4.0%
Badger Meter, Inc.	150,188	7,907,398
Coherent, Inc. (a)	9,200	608,764
FARO Technologies, Inc. (a)	11,400	559,968
FEI Co.	210,654	19,112,638
Littelfuse, Inc.	54,600	5,075,070
Rogers Corp. (a)	67,900	4,505,165
Zebra Technologies Corp. - Class A (a)	285,282	23,484,414

		61,253,417

Energy Equipment & Services—5.3%
Canadian Energy Services & Technology Corp.	45,000	1,409,400
Canadian Energy Services & Technology Corp. (U.S. Listed Shares)	2,900	90,167
CARBO Ceramics, Inc.	144,400	22,254,928
Natural Gas Services Group, Inc. (a)	238,035	7,869,437
Oceaneering International, Inc.	336,600	26,298,558
Pason Systems, Inc.	523,200	14,749,008
ShawCor, Ltd.	174,400	9,691,896

		82,363,394

Food & Staples Retailing—0.2%
North West Co., Inc. (The)	140,000	3,102,947

Food Products—2.2%
B&G Foods, Inc.	218,900	7,155,841
Flowers Foods, Inc.	391,350	8,249,658
J&J Snack Foods Corp.	93,209	8,772,831
Lancaster Colony Corp.	107,900	10,267,764

		34,446,094

Gas Utilities—0.5%
South Jersey Industries, Inc.	134,200	8,107,022

Health Care Equipment & Supplies—5.9%
Abaxis, Inc.	164,454	7,286,957
Cyberonics, Inc. (a)	60,300	3,766,338

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Haemonetics Corp. (a)	465,508	$16,423,122
IDEXX Laboratories, Inc. (a)	149,400	19,955,358
Meridian Bioscience, Inc.	302,881	6,251,464
Sirona Dental Systems, Inc. (a)	219,900	18,132,954
West Pharmaceutical Services, Inc.	463,766	19,561,650

		91,377,843

Health Care Providers & Services—2.9%
Amsurg Corp. (a)	144,942	6,605,007
Henry Schein, Inc. (a)	160,800	19,082,136
MWI Veterinary Supply, Inc. (a)	129,455	18,381,315

		44,068,458

Hotels, Restaurants & Leisure—4.3%
Bally Technologies, Inc. (a)	299,130	19,658,824
Brinker International, Inc.	297,200	14,458,780
Cheesecake Factory, Inc. (The)	170,000	7,891,400
Cracker Barrel Old Country Store, Inc.	82,400	8,204,568
Papa John’s International, Inc.	203,300	8,617,887
Texas Roadhouse, Inc.	298,200	7,753,200

		66,584,659

Household Durables—0.3%
Leggett & Platt, Inc.	116,400	3,990,192

Household Products—2.2%
Church & Dwight Co., Inc.	478,200	33,450,090

Industrial Conglomerates—0.7%
Raven Industries, Inc.	311,229	10,314,129

Insurance—1.0%
RLI Corp.	222,040	10,164,991
Safety Insurance Group, Inc.	94,400	4,850,272

		15,015,263

Internet Software & Services—0.3%
j2 Global, Inc.	97,100	4,938,506

IT Services—1.4%
Jack Henry & Associates, Inc.	210,300	12,498,129
Sapient Corp. (a)	574,173	9,330,311

		21,828,440

Leisure Products—1.6%
Polaris Industries, Inc.	183,798	23,937,852

Life Sciences Tools & Services—2.3%
ICON plc (a)	432,837	20,390,951
PAREXEL International Corp. (a)	145,600	7,693,504
Techne Corp.	71,100	6,581,727

		34,666,182

Machinery—10.6%
Chart Industries, Inc. (a)	71,500	5,915,910

Machinery—(Continued)
CIRCOR International, Inc.	2,300	177,399
CLARCOR, Inc.	391,102	24,189,659
Donaldson Co., Inc.	265,600	11,240,192
Graco, Inc.	82,300	6,425,984
Lincoln Electric Holdings, Inc.	59,478	4,156,322
Middleby Corp. (The) (a)	165,900	13,723,248
Nordson Corp.	226,162	18,135,931
RBC Bearings, Inc.	49,900	3,196,095
Tennant Co.	99,678	7,607,425
Toro Co. (The)	200,800	12,770,880
Valmont Industries, Inc.	124,600	18,932,970
Wabtec Corp.	444,400	36,702,996

		163,175,011

Media—1.4%
LIN Media LLC - Class A (a)	132,800	3,618,800
Media General, Inc. (a)	175,700	3,607,121
Nexstar Broadcasting Group, Inc. - Class A	289,300	14,930,773

		22,156,694

Metals & Mining—1.4%
Alamos Gold, Inc. (a)	575,800	5,838,612
Compass Minerals International, Inc.	164,300	15,730,082

		21,568,694

Multi-Utilities—0.3%
NorthWestern Corp.	98,500	5,140,715

Oil, Gas & Consumable Fuels—2.1%
Evolution Petroleum Corp.	120,400	1,318,380
Gulfport Energy Corp. (a)	245,500	15,417,400
Laredo Petroleum, Inc. (a)	165,800	5,136,484
Oasis Petroleum, Inc. (a)	135,600	7,578,684
Painted Pony Petroleum, Ltd. (U.S. Listed Shares) (a)	161,300	2,066,414
Painted Pony Petroleum, Ltd. (a)	108,400	1,386,683

		32,904,045

Paper & Forest Products—0.6%
Stella-Jones, Inc.	224,200	6,156,281
Stella-Jones, Inc. (144A)	103,200	2,833,757

		8,990,038

Professional Services—0.9%
Exponent, Inc.	154,678	11,463,186
Mistras Group, Inc. (a)	114,534	2,808,374

		14,271,560

Real Estate Management & Development—2.2%
Altisource Asset Management Corp. (a)	17,605	12,729,471
Altisource Portfolio Solutions S.A. (a)	191,352	21,925,112

		34,654,583

Road & Rail—0.3%
Genesee & Wyoming, Inc. - Class A (a)	48,800	5,124,000

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—0.9%
Power Integrations, Inc.	240,030	$13,811,326

Software—8.9%
Advent Software, Inc.	222,600	7,250,082
Computer Modelling Group, Ltd.	141,000	3,913,511
Constellation Software, Inc.	83,820	21,363,279
Descartes Systems Group, Inc. (The) (a)	241,400	3,461,676
FactSet Research Systems, Inc.	84,100	10,115,548
Fair Isaac Corp.	21,100	1,345,336
Manhattan Associates, Inc. (a)	618,576	21,297,572
MICROS Systems, Inc. (a)	323,132	21,940,663
Monotype Imaging Holdings, Inc.	302,593	8,524,045
NetScout Systems, Inc. (a)	21,100	935,574
Solera Holdings, Inc.	293,700	19,721,955
Tyler Technologies, Inc. (a)	189,200	17,256,932

		137,126,173

Specialty Retail—2.5%
Hibbett Sports, Inc. (a)	225,900	12,237,003
Sally Beauty Holdings, Inc. (a)	451,200	11,316,096
Tractor Supply Co.	236,300	14,272,520

		37,825,619

Technology Hardware, Storage & Peripherals—0.3%
Electronics For Imaging, Inc. (a)	95,000	4,294,000

Textiles, Apparel & Luxury Goods—0.5%
Steven Madden, Ltd. (a)	34,000	1,166,200
Wolverine World Wide, Inc.	246,100	6,413,366

		7,579,566

Thrifts & Mortgage Finance—1.6%
Home Loan Servicing Solutions, Ltd.	622,839	14,157,130
Ocwen Financial Corp. (a)	285,800	10,603,180

		24,760,310

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—2.2%
Applied Industrial Technologies, Inc.	261,171	13,249,205
Beacon Roofing Supply, Inc. (a)	208,613	6,909,262
MSC Industrial Direct Co., Inc. - Class A	55,200	5,279,328
Watsco, Inc.	88,925	9,137,933

		34,575,728

Total Common Stocks (Cost $992,202,741)		1,487,600,782

Short-Term Investment—3.8%

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $57,894,272 on 07/01/14, collateralized by $55,645,000 U.S. Treasury Note at 4.250% due 08/15/15 with a value of $59,053,256.	57,894,272	57,894,272

Total Short-Term Investment (Cost $57,894,272)		57,894,272

Total Investments—100.3% (Cost $1,050,097,013) (b)		1,545,495,054
Other assets and liabilities (net)—(0.3)%		(4,376,546)

Net Assets—100.0%		$1,541,118,508

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of June 30, 2014, the aggregate cost of investments was $1,050,097,013. The aggregate unrealized appreciation and depreciation of investments were $501,899,363 and $(6,501,322), respectively, resulting in net unrealized appreciation of $495,398,041.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $2,833,757, which is 0.2% of net assets.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$1,317,496	$—	$—	$1,317,496
Air Freight & Logistics	8,554,432	—	—	8,554,432
Auto Components	5,675,459	—	—	5,675,459
Banks	122,168,706	—	—	122,168,706
Beverages	12,510,861	—	—	12,510,861
Building Products	14,853,133	—	—	14,853,133
Chemicals	70,061,604	—	—	70,061,604
Commercial Services & Supplies	56,484,301	—	—	56,484,301
Communications Equipment	10,893,441	—	—	10,893,441
Construction & Engineering	2,858,044	—	—	2,858,044
Construction Materials	8,126,936	—	—	8,126,936
Containers & Packaging	39,280,989	—	—	39,280,989
Distributors	18,498,514	—	—	18,498,514
Diversified Financial Services	1,443,402	—	—	1,443,402
Electrical Equipment	7,470,914	—	—	7,470,914
Electronic Equipment, Instruments & Components	61,253,417	—	—	61,253,417
Energy Equipment & Services	82,363,394	—	—	82,363,394
Food & Staples Retailing	3,102,947	—	—	3,102,947
Food Products	34,446,094	—	—	34,446,094
Gas Utilities	8,107,022	—	—	8,107,022
Health Care Equipment & Supplies	91,377,843	—	—	91,377,843
Health Care Providers & Services	44,068,458	—	—	44,068,458
Hotels, Restaurants & Leisure	66,584,659	—	—	66,584,659
Household Durables	3,990,192	—	—	3,990,192
Household Products	33,450,090	—	—	33,450,090
Industrial Conglomerates	10,314,129	—	—	10,314,129
Insurance	15,015,263	—	—	15,015,263
Internet Software & Services	4,938,506	—	—	4,938,506
IT Services	21,828,440	—	—	21,828,440
Leisure Products	23,937,852	—	—	23,937,852
Life Sciences Tools & Services	34,666,182	—	—	34,666,182
Machinery	163,175,011	—	—	163,175,011
Media	22,156,694	—	—	22,156,694
Metals & Mining	21,568,694	—	—	21,568,694
Multi-Utilities	5,140,715	—	—	5,140,715
Oil, Gas & Consumable Fuels	32,904,045	—	—	32,904,045
Paper & Forest Products	6,156,281	2,833,757	—	8,990,038
Professional Services	14,271,560	—	—	14,271,560

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Real Estate Management & Development	$34,654,583	$—	$—	$34,654,583
Road & Rail	5,124,000	—	—	5,124,000
Semiconductors & Semiconductor Equipment	13,811,326	—	—	13,811,326
Software	137,126,173	—	—	137,126,173
Specialty Retail	37,825,619	—	—	37,825,619
Technology Hardware, Storage & Peripherals	4,294,000	—	—	4,294,000
Textiles, Apparel & Luxury Goods	7,579,566	—	—	7,579,566
Thrifts & Mortgage Finance	24,760,310	—	—	24,760,310
Trading Companies & Distributors	34,575,728	—	—	34,575,728
Total Common Stocks	1,484,767,025	2,833,757	—	1,487,600,782
Total Short-Term Investment*	—	57,894,272	—	57,894,272
Total Investments	$1,484,767,025	$60,728,029	$—	$1,545,495,054

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a)	$1,545,495,054
Cash denominated in foreign currencies (b)	5,778
Receivable for:
Investments sold	2,894,021
Fund shares sold	312,493
Dividends	998,306

Total Assets	1,549,705,652
Liabilities
Payables for:
Investments purchased	6,305,665
Fund shares redeemed	951,504
Accrued expenses:
Management fees	989,327
Distribution and service fees	93,599
Deferred trustees’ fees	89,099
Other expenses	157,950

Total Liabilities	8,587,144

Net Assets	$1,541,118,508

Net assets consist of:
Paid in surplus	$1,235,206,997
Undistributed net investment income	1,715,153
Accumulated net realized loss	(191,204,180)
Unrealized appreciation on investments and foreign currency transactions	495,400,538

Net Assets	$1,541,118,508

Net Assets
Class A	$1,035,507,062
Class B	393,725,695
Class E	111,885,751
Capital Shares Outstanding*
Class A	57,035,276
Class B	22,025,935
Class E	6,228,512
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.16
Class B	17.88
Class E	17.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,050,097,013.
(b)	Identified cost of cash denominated in foreign currencies was $5,783.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$9,111,208

Total investment income	9,111,208
Expenses
Management fees	6,262,286
Administration fees	18,273
Custodian and accounting fees	73,283
Distribution and service fees—Class B	489,310
Distribution and service fees—Class E	84,464
Audit and tax services	19,134
Legal	13,587
Trustees’ fees and expenses	20,308
Shareholder reporting	102,064
Insurance	5,064
Miscellaneous	6,453

Total expenses	7,094,226
Less management fee waiver	(61,987)
Less broker commission recapture	(13,507)

Net expenses	7,018,732

Net Investment Income	2,092,476

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	79,160,778
Futures contracts	(1,061,715)
Foreign currency transactions	99

Net realized gain	78,099,162

Net change in unrealized appreciation (depreciation) on:
Investments	(79,490,353)
Foreign currency transactions	2,233

Net change in unrealized depreciation	(79,488,120)

Net realized and unrealized loss	(1,388,958)

Net Increase in Net Assets From Operations	$703,518

(a)	Net of foreign withholding taxes of $91,463.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,092,476	$5,423,485
Net realized gain	78,099,162	172,501,379
Net change in unrealized appreciation (depreciation)	(79,488,120)	305,308,740

Increase in net assets from operations	703,518	483,233,604

From Distributions to Shareholders
Net investment income
Class A	(4,302,810)	(7,826,114)
Class B	(792,309)	(764,142)
Class E	(284,767)	(667,678)

Total distributions	(5,379,886)	(9,257,934)

Increase (decrease) in net assets from capital share transactions	(149,069,077)	91,139,738

Total increase (decrease) in net assets	(153,745,445)	565,115,408

Net Assets
Beginning of period	1,694,863,953	1,129,748,545

End of period	$1,541,118,508	$1,694,863,953

Undistributed net investment income
End of period	$1,715,153	$5,002,563

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	886,765	$15,431,594	7,032,471	$102,037,519
Shares issued through acquisition	0	0	6,103,045	87,090,450
Reinvestments	248,430	4,302,810	561,414	7,826,114
Redemptions	(7,702,712)	(133,845,543)	(19,908,137)	(300,671,391)

Net decrease	(6,567,517)	$(114,111,139)	(6,211,207)	$(103,717,308)

Class B
Sales	550,709	$9,521,574	1,388,739	$21,956,905
Shares issued through acquisition	0	0	18,058,543	253,903,111
Reinvestments	46,442	792,309	55,615	764,142
Redemptions	(2,038,281)	(35,321,372)	(5,039,255)	(77,854,399)

Net increase (decrease)	(1,441,130)	$(25,007,489)	14,463,642	$198,769,759

Class E
Sales	30,346	$533,278	148,626	$2,176,092
Shares issued through acquisition	0	0	1,348,885	19,046,267
Reinvestments	16,614	284,767	48,382	667,678
Redemptions	(618,130)	(10,768,494)	(1,683,324)	(25,802,750)

Net decrease	(571,170)	$(9,950,449)	(137,431)	$(3,912,713)

Increase (decrease) derived from capital shares transactions		$(149,069,077)		$91,139,738

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.14		$13.21	$12.05	$11.47	$9.48	$8.48

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.07	0.11	0.05	0.11	0.06
Net realized and unrealized gain on investments	0.06		4.98	1.10	0.62	1.93	1.03

Total from investment operations	0.09		5.05	1.21	0.67	2.04	1.09

Less Distributions
Distributions from net investment income	(0.07)		(0.12)	(0.05)	(0.09)	(0.05)	(0.09)

Total distributions	(0.07)		(0.12)	(0.05)	(0.09)	(0.05)	(0.09)

Net Asset Value, End of Period	$18.16		$18.14	$13.21	$12.05	$11.47	$9.48

Total Return (%) (b)	0.51	(c)	38.52	10.03	5.80	21.58	13.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.83	0.86	0.86	0.89	0.94
Net ratio of expenses to average net assets (%) (e)	0.82	(d)	0.82	0.85	0.85	0.88	0.94
Ratio of net investment income to average net assets (%)	0.34	(d)	0.42	0.89	0.40	1.09	0.67
Portfolio turnover rate (%)	3	(c)	17	15	12	84	219
Net assets, end of period (in millions)	$1,035.5		$1,154.0	$922.1	$868.1	$729.6	$264.0

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.85		$13.00	$11.86	$11.30	$9.34	$8.35

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.03	0.08	0.02	0.06	0.03
Net realized and unrealized gain on investments	0.06		4.91	1.08	0.61	1.93	1.03

Total from investment operations	0.07		4.94	1.16	0.63	1.99	1.06

Less Distributions
Distributions from net investment income	(0.04)		(0.09)	(0.02)	(0.07)	(0.03)	(0.07)

Total distributions	(0.04)		(0.09)	(0.02)	(0.07)	(0.03)	(0.07)

Net Asset Value, End of Period	$17.88		$17.85	$13.00	$11.86	$11.30	$9.34

Total Return (%) (b)	0.37	(c)	38.19	9.75	5.51	21.34	12.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	(d)	1.08	1.11	1.11	1.14	1.19
Net ratio of expenses to average net assets (%) (e)	1.07	(d)	1.07	1.10	1.10	1.13	1.19
Ratio of net investment income to average net assets (%)	0.09	(d)	0.22	0.63	0.14	0.64	0.42
Portfolio turnover rate (%)	3	(c)	17	15	12	84	219
Net assets, end of period (in millions)	$393.7		$418.9	$117.0	$118.2	$122.3	$108.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.94		$13.06	$11.91	$11.35	$9.38	$8.39

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.04	0.09	0.03	0.07	0.04
Net realized and unrealized gain on investments	0.04		4.94	1.09	0.60	1.94	1.03

Total from investment operations	0.06		4.98	1.18	0.63	2.01	1.07

Less Distributions
Distributions from net investment income	(0.04)		(0.10)	(0.03)	(0.07)	(0.04)	(0.08)

Total distributions	(0.04)		(0.10)	(0.03)	(0.07)	(0.04)	(0.08)

Net Asset Value, End of Period	$17.96		$17.94	$13.06	$11.91	$11.35	$9.38

Total Return (%) (b)	0.37	(c)	38.37	9.90	5.56	21.45	12.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(d)	0.98	1.01	1.01	1.04	1.09
Net ratio of expenses to average net assets (%) (e)	0.97	(d)	0.97	1.00	1.00	1.03	1.09
Ratio of net investment income to average net assets (%)	0.19	(d)	0.28	0.72	0.24	0.71	0.52
Portfolio turnover rate (%)	3	(c)	17	15	12	84	219
Net assets, end of period (in millions)	$111.9		$122.0	$90.6	$97.1	$112.2	$108.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-15

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker recapture reclass and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $57,894,272, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

MSF-16

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24, 2014 through April 29, 2014, the Portfolio had bought and sold $56,846,465 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $1,061,715 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$51,196,873	$0	$209,946,295

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $24,210,472 in sales of investments, which are included above.

MSF-17

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$6,262,286	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	First $	500 million

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-18

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$9,257,934	$3,687,868	$—	$—	$9,257,934	$3,687,868

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,946,569	$—	$573,917,962	$(269,186,862)	$310,677,669

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $172,750,935.

As of December 31, 2013, there were no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2016		Total
$121,521,199	$147,665,663	*	$269,186,862

*	The Portfolio acquired capital losses in its merger with MIST MLA Mid Cap Portfolio on April 26, 2013.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $921,911,324, $122,572,792 and $93,470,942, respectively, acquired all of the assets and liabilities of MLA Mid Cap Portfolio of the Met Investors Series Trust (“MIST MLA Mid Cap”).

The acquisition was accomplished by a tax-free exchange of 6,103,045 Class A shares of the Portfolio (valued at $87,090,450) for 7,177,798 Class A shares of MIST MLA Mid Cap; 18,058,543 Class B shares of the Portfolio (valued at $253,903,111) for 21,030,031 Class B shares of MIST MLA Mid Cap; and 1,348,885 Class E shares of the Portfolio (valued at $19,046,267) for 1,572,109 Class E shares of MIST MLA Mid Cap. Each shareholder of MIST MLA Mid Cap received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MIST MLA Mid Cap may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by MIST MLA Mid Cap. All other costs associated with the merger were not borne by the shareholders of either portfolio.

MIST MLA Mid Cap’s net assets on April 26, 2013, were $87,090,450, $253,903,111 and $19,046,267 for Class A, Class B and Class E shares, respectively, including investments valued at $360,292,574 with a cost basis of $333,365,815. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MIST MLA Mid Cap were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $190,791,929 in capital loss carry forwards from MIST MLA Mid Cap.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,497,994,886, which included $26,926,759 of acquired unrealized appreciation.

MSF-19

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$5,528,138	(a)
Net realized and unrealized gain on investments	$508,833,516	(b)

Net increase in net assets from operations	$514,361,654

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MIST MLA Mid Cap that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$5,423,485 net investment income as reported December 31, 2013, plus $166,526 from MIST MLA Mid Cap pre-merger net investment income minus $106,780 in higher advisory fees, plus $44,907 of pro-forma eliminated other expenses.
(b)	$574,888,658 unrealized appreciation as reported December 31, 2013, minus $243,241,046 pro-forma December 31, 2012 unrealized appreciation, plus $172,501,379 net realized gain as reported December 31, 2013, plus $4,684,525 in net realized gain from MIST MLA Mid Cap pre-merger.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned 3.16%, 3.08%, 3.13%, and 3.02%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 3.19%.

MARKET ENVIRONMENT / CONDITIONS

In January, equity indexes declined as investors continued to be concerned about a slowing global economy, additional tapering by the U.S. Federal Reserve Bank, pressure on emerging markets currencies, and political instability in several countries. Equity indexes recovered in the following months driven by strong earnings, increased corporate activity, and accommodative monetary policies by central banks around the world. Companies that reported solid earnings included Time Warner, Disney, MetLife, Intel, FedEx and Kroger. Examples of increased corporate activity included share repurchases from Apple, Coca-Cola’s acquisition of a stake in Keurig Green Mountain, Actavis’s acquisition of Forest Labs, and Medtronic’s offer for Covidien plc (U.K.). Despite geopolitical concerns, including the conflict between Russia and Ukraine, and a military coup in Thailand, the Russell 2000 Index reached new all-time highs in March.

During the first six months, the Federal Open Market Committee (the “Committee”) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee stated that growth in economic activity had rebounded in recent months and labor market indicators had generally shown further improvement. At the June meeting, the Committee decided to modestly reduce the pace of its asset purchases from $45 billion per month to $35 billion per month.

Eight of the nine sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2014. Energy (5.3% beginning weight in the benchmark), up 18.3%, was the best-performing sector and had the largest positive impact on the benchmark. Utilities (4.0% beginning weight), up 11.2%, and Health Care (13.3% beginning weight), up 5.0%, were the next best-performing sectors. Consumer Discretionary (14.4% beginning weight), down 2.6%, was the worst-performing sector and the only sector with a negative return.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Idenix Pharmaceuticals, up 303.0%, InterMune, up 199.7%, and SunEdison, up 75.2%. The stocks with the largest negative impact were Acxiom, down 41.3%, Financial Engines, down 34.7%, and CommVault Systems, down 34.3%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	3.16	23.53	20.17	8.57	—
Class B	3.08	23.23	19.87	8.30	—
Class E	3.13	23.33	19.99	8.41	—
Class G	3.02	23.15	19.82	—	20.74
Russell 2000 Index	3.19	23.64	20.21	8.70	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	3.0
Prosperity Bancshares, Inc.	0.2
InterMune, Inc.	0.2
Aspen Technology, Inc.	0.2
Isis Pharmaceuticals, Inc.	0.2
Kodiak Oil & Gas Corp.	0.2
WEX, Inc.	0.2
Investors Bancorp, Inc.	0.2
Tenneco, Inc.	0.2
Brunswick Corp.	0.2

Top Sectors

% of Net Assets
Financials	24.7
Information Technology	16.7
Industrials	13.2
Health Care	12.5
Consumer Discretionary	12.4
Energy	6.0
Materials	4.8
Utilities	3.2
Consumer Staples	3.0
Telecommunication Services	0.7

MSF-2

Metropolitan Series Fund

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.30%	$1,000.00	$1,031.60	$1.51
	Hypothetical*	0.30%	$1,000.00	$1,023.31	$1.51

Class B(a)	Actual	0.55%	$1,000.00	$1,030.80	$2.77
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class E(a)	Actual	0.45%	$1,000.00	$1,031.30	$2.27
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class G(a)	Actual	0.60%	$1,000.00	$1,030.20	$3.02
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—94.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
AAR Corp. (a)	20,590	$567,460
Aerovironment, Inc. (b)	8,967	285,151
American Science & Engineering, Inc.	4,769	331,875
Astronics Corp. (a) (b)	7,718	435,681
Cubic Corp.	9,993	444,788
Curtiss-Wright Corp.	23,640	1,549,838
DigitalGlobe, Inc. (b)	37,451	1,041,138
Ducommun, Inc. (b)	5,534	144,603
Engility Holdings, Inc. (b)	8,737	334,278
Esterline Technologies Corp. (b)	15,153	1,744,413
GenCorp, Inc. (a) (b)	29,383	561,215
HEICO Corp. (a)	31,652	1,644,005
KEYW Holding Corp. (The) (a) (b)	16,705	209,982
Kratos Defense & Security Solutions, Inc. (a) (b)	22,697	177,037
Moog, Inc. - Class A (b)	21,618	1,575,736
National Presto Industries, Inc. (a)	2,572	187,345
Orbital Sciences Corp. (b)	29,768	879,644
Sparton Corp. (b)	5,744	159,339
Taser International, Inc. (a) (b)	26,071	346,744
Teledyne Technologies, Inc. (b)	17,856	1,735,068

		14,355,340

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (b)	26,883	225,011
Atlas Air Worldwide Holdings, Inc. (a) (b)	13,131	483,877
Echo Global Logistics, Inc. (a) (b)	11,852	227,203
Forward Air Corp.	15,560	744,546
HUB Group, Inc. - Class A (b)	17,356	874,742
Park-Ohio Holdings Corp.	4,748	275,906
UTi Worldwide, Inc. (a)	45,516	470,636
XPO Logistics, Inc. (a) (b)	26,480	757,858

		4,059,779

Airlines—0.3%
Allegiant Travel Co.	6,962	819,915
Hawaiian Holdings, Inc. (a) (b)	20,005	274,269
JetBlue Airways Corp. (a) (b)	115,024	1,248,010
Republic Airways Holdings, Inc. (b)	25,789	279,553
SkyWest, Inc.	24,419	298,400

		2,920,147

Auto Components—1.1%
American Axle & Manufacturing Holdings, Inc. (b)	34,595	653,500
Cooper Tire & Rubber Co.	32,939	988,170
Cooper-Standard Holding, Inc. (b)	7,568	500,699
Dana Holding Corp.	76,254	1,862,123
Dorman Products, Inc. (a) (b)	12,774	630,014
Drew Industries, Inc.	11,598	580,016
Federal-Mogul Corp. (b)	14,782	299,040
Gentherm, Inc. (b)	17,276	767,918
Modine Manufacturing Co. (b)	24,735	389,329
Motorcar Parts of America, Inc. (b)	8,000	194,800
Remy International, Inc. (a)	9,705	226,612
Standard Motor Products, Inc. (a)	9,638	430,529
Stoneridge, Inc. (b)	13,705	146,918

Auto Components—(Continued)
Strattec Security Corp.	1,911	123,240
Superior Industries International, Inc.	12,615	260,121
Tenneco, Inc. (b)	29,432	1,933,682
Tower International, Inc. (b)	10,455	385,162

		10,371,873

Automobiles—0.0%
Winnebago Industries, Inc. (a) (b)	12,257	308,631

Banks—6.9%
1st Source Corp.	8,143	249,339
1st United Bancorp, Inc.	12,631	108,879
Ameris Bancorp (b)	13,498	291,017
Arrow Financial Corp. (a)	5,595	145,134
Bancfirst Corp. (a)	4,227	261,651
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	415,528
Bancorp, Inc. (b)	17,608	209,711
BancorpSouth, Inc.	48,388	1,188,893
Bank of Kentucky Financial Corp.	3,484	121,208
Bank of Marin Bancorp (a)	3,199	145,842
Bank of the Ozarks, Inc. (a)	39,067	1,306,791
Banner Corp.	10,387	411,637
BBCN Bancorp, Inc.	39,760	634,172
BNC Bancorp	10,025	171,127
Boston Private Financial Holdings, Inc.	40,232	540,718
Bridge Bancorp, Inc. (a)	6,098	146,291
Bridge Capital Holdings (a) (b)	5,459	132,162
Bryn Mawr Bank Corp.	6,395	186,222
Camden National Corp. (a)	3,953	153,218
Capital Bank Financial Corp. - Class A (b)	12,884	304,191
Cardinal Financial Corp.	17,067	315,057
Cathay General Bancorp	39,976	1,021,787
Centerstate Banks, Inc.	16,702	187,062
Central Pacific Financial Corp.	7,285	144,607
Chemical Financial Corp.	13,379	375,682
Citizens & Northern Corp. (a)	6,716	130,895
City Holding Co. (a)	8,336	376,120
CNB Financial Corp. (a)	6,782	113,938
CoBiz Financial, Inc. (a)	17,832	192,051
Columbia Banking System, Inc.	26,670	701,688
Community Bank System, Inc. (a)	21,059	762,336
Community Trust Bancorp, Inc.	8,162	279,304
ConnectOne Bancorp, Inc.	6,530	125,572
ConnectOne Bancorp, Inc. (b)	2,228	111,155
CU Bancorp (b)	5,358	102,177
Customers Bancorp, Inc. (a) (b)	11,686	233,845
CVB Financial Corp. (a)	52,144	835,868
Eagle Bancorp, Inc. (b)	11,635	392,681
Enterprise Financial Services Corp.	11,259	203,338
Fidelity Southern Corp.	7,991	103,803
Financial Institutions, Inc.	6,461	151,317
First Bancorp (a)	8,573	157,315
First Bancorp/Puerto Rico (b)	52,499	285,595
First Busey Corp.	26,229	152,390
First Citizens BancShares, Inc. - Class A	3,723	912,135

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
First Commonwealth Financial Corp. (a)	40,264	$371,234
First Community Bancshares, Inc.	8,470	121,375
First Connecticut Bancorp, Inc. (a)	9,833	157,820
First Financial Bancorp	30,745	529,121
First Financial Bankshares, Inc. (a)	30,535	957,883
First Financial Corp. (a)	6,038	194,363
First Interstate Bancsystem, Inc.	9,233	250,953
First Merchants Corp.	18,171	384,135
First Midwest Bancorp, Inc.	38,435	654,548
First NBC Bank Holding Co. (b)	7,557	253,235
First of Long Island Corp. (The)	3,355	131,113
FirstMerit Corp.	83,808	1,655,208
Flushing Financial Corp.	17,365	356,851
FNB Corp. (a)	81,774	1,048,343
German American Bancorp, Inc. (a)	6,759	183,034
Glacier Bancorp, Inc. (a)	36,532	1,036,778
Great Southern Bancorp, Inc.	6,069	194,511
Guaranty Bancorp (a)	8,675	120,583
Hancock Holding Co.	39,950	1,411,034
Hanmi Financial Corp.	17,546	369,870
Heartland Financial USA, Inc.	7,703	190,495
Heritage Financial Corp. (a)	18,472	297,214
Home BancShares, Inc.	26,645	874,489
HomeTrust Bancshares, Inc. (a) (b)	10,270	161,958
Horizon Bancorp	5,200	113,568
Hudson Valley Holding Corp. (a)	7,889	142,396
Iberiabank Corp.	15,241	1,054,525
Independent Bank Corp.	11,863	152,677
Independent Bank Corp. (a)	11,835	454,227
Independent Bank Group, Inc.	4,624	257,418
International Bancshares Corp.	27,173	733,671
Investors Bancorp, Inc.	175,250	1,936,512
Lakeland Bancorp, Inc.	17,321	187,065
Lakeland Financial Corp. (a)	9,208	351,377
MainSource Financial Group, Inc.	12,295	212,089
MB Financial, Inc.	28,968	783,584
Mercantile Bank Corp.	8,647	197,843
Metro Bancorp, Inc. (b)	7,930	183,342
National Bank Holdings Corp. - Class A (a)	21,956	437,803
National Bankshares, Inc.	4,218	130,294
National Penn Bancshares, Inc.	59,275	627,129
NBT Bancorp, Inc.	20,117	483,210
NewBridge Bancorp (b)	14,434	116,338
OFG Bancorp	25,382	467,283
Old National Bancorp	53,086	758,068
OmniAmerican Bancorp, Inc.	7,185	179,625
Pacific Continental Corp.	10,841	148,847
Pacific Premier Bancorp, Inc. (b)	8,535	120,258
Park National Corp. (a)	5,759	444,595
Park Sterling Corp.	17,566	115,760
Peapack Gladstone Financial Corp. (a)	6,672	141,513
Penns Woods Bancorp, Inc. (a)	1,988	93,635
Peoples Bancorp, Inc.	5,988	158,383
Peoples Financial Services Corp.	4,880	250,783
Pinnacle Financial Partners, Inc.	16,419	648,222
Preferred Bank (b)	6,777	160,208
PrivateBancorp, Inc.	33,931	986,035

Banks—(Continued)
Prosperity Bancshares, Inc.	34,101	2,134,723
Renasant Corp.	15,636	454,539
Republic Bancorp, Inc. - Class A	5,421	128,586
S&T Bancorp, Inc. (a)	15,660	389,151
Sandy Spring Bancorp, Inc.	13,670	340,520
Seacoast Banking Corp. of Florida (b)	10,342	112,418
Simmons First National Corp. - Class A	9,347	368,178
South State Corp.	12,195	743,895
Southside Bancshares, Inc. (a)	9,177	265,766
Southwest Bancorp, Inc.	11,069	188,837
State Bank Financial Corp.	16,379	276,969
Sterling Bancorp	42,278	507,336
Stock Yards Bancorp, Inc.	7,089	211,961
Stonegate Bank	7,193	181,264
Suffolk Bancorp (b)	6,378	142,293
Susquehanna Bancshares, Inc.	93,642	988,860
Talmer Bancorp, Inc. - Class A (b)	7,188	99,123
Taylor Capital Group, Inc. (a) (b)	7,775	166,229
Texas Capital Bancshares, Inc. (a) (b)	21,043	1,135,270
Tompkins Financial Corp.	7,424	357,688
TowneBank (a)	12,365	194,254
Trico Bancshares (a)	8,062	186,555
Tristate Capital Holdings, Inc. (b)	11,422	161,393
Trustmark Corp.	34,161	843,435
UMB Financial Corp.	17,961	1,138,548
Umpqua Holdings Corp.	84,315	1,510,925
Union Bankshares Corp.	22,489	576,843
United Bankshares, Inc. (a)	32,578	1,053,247
United Community Banks, Inc.	24,926	408,039
Univest Corp. of Pennsylvania	9,559	197,871
Valley National Bancorp	98,554	976,670
ViewPoint Financial Group, Inc.	20,388	548,641
Washington Trust Bancorp, Inc. (a)	7,713	283,607
Webster Financial Corp.	45,341	1,430,055
WesBanco, Inc.	12,861	399,205
West Bancorp, Inc.	8,036	122,388
Westamerica Bancorp (a)	12,513	654,180
Western Alliance Bancorp (b)	37,712	897,546
Wilshire Bancorp, Inc.	35,291	362,439
Wintrust Financial Corp.	22,057	1,014,622
Yadkin Financial Corp. (b)	7,897	148,779

		62,928,728

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a) (b)	4,062	907,938
Coca-Cola Bottling Co. Consolidated	2,376	175,040
National Beverage Corp. (a) (b)	7,440	140,765

		1,223,743

Biotechnology—4.6%
ACADIA Pharmaceuticals, Inc. (a) (b)	39,405	890,159
Acceleron Pharma, Inc. (a) (b)	8,268	280,864
Achillion Pharmaceuticals, Inc. (a) (b)	49,415	374,072
Acorda Therapeutics, Inc. (a) (b)	20,455	689,538
Aegerion Pharmaceuticals, Inc. (a) (b)	14,687	471,306
Agenus, Inc. (b)	32,824	105,693

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Agios Pharmaceuticals, Inc. (a) (b)	6,812	$312,126
Akebia Therapeutics, Inc. (b)	5,912	164,295
AMAG Pharmaceuticals, Inc. (a) (b)	11,699	242,403
Anacor Pharmaceuticals, Inc. (a) (b)	14,559	258,131
Arena Pharmaceuticals, Inc. (a) (b)	114,562	671,333
ARIAD Pharmaceuticals, Inc. (b)	81,659	520,168
Array BioPharma, Inc. (a) (b)	41,568	189,550
Arrowhead Research Corp. (b)	25,887	370,443
BioCryst Pharmaceuticals, Inc. (b)	34,840	444,210
Bluebird Bio, Inc. (b)	9,504	366,569
Celldex Therapeutics, Inc. (a) (b)	45,622	744,551
Cepheid, Inc. (a) (b)	34,332	1,645,876
Chimerix, Inc. (a) (b)	13,522	296,673
Clovis Oncology, Inc. (a) (b)	12,230	506,444
CTI BioPharma Corp. (a) (b)	31,101	87,394
CytRx Corp. (b)	29,276	122,374
Dendreon Corp. (a) (b)	41,565	95,600
Durata Therapeutics, Inc. (a) (b)	7,796	132,766
Dyax Corp. (a) (b)	69,204	664,358
Dynavax Technologies Corp. (a) (b)	81,455	130,328
Emergent Biosolutions, Inc. (b)	13,410	301,189
Enanta Pharmaceuticals, Inc. (b)	5,235	225,471
Epizyme, Inc. (b)	6,547	203,743
Exact Sciences Corp. (a) (b)	43,078	733,618
Exelixis, Inc. (a) (b)	68,639	232,686
Five Prime Therapeutics, Inc. (b)	8,981	139,655
Foundation Medicine, Inc. (b)	7,156	192,926
Galectin Therapeutics, Inc. (b)	9,408	129,924
Galena Biopharma, Inc. (a) (b)	66,347	203,022
Genomic Health, Inc. (a) (b)	8,810	241,394
Geron Corp. (a) (b)	41,203	132,262
Halozyme Therapeutics, Inc. (a) (b)	47,510	469,399
Heron Therapeutics, Inc. (b)	14,592	179,773
Hyperion Therapeutics, Inc. (b)	6,976	182,074
Idenix Pharmaceuticals, Inc. (a) (b)	58,588	1,411,971
ImmunoGen, Inc. (a) (b)	44,397	526,104
Immunomedics, Inc. (a) (b)	39,907	145,661
Infinity Pharmaceuticals, Inc. (a) (b)	24,496	312,079
Inovio Pharmaceuticals, Inc. (b)	35,210	380,620
Insmed, Inc. (a) (b)	18,158	362,797
Insys Therapeutics, Inc. (a) (b)	4,440	138,661
InterMune, Inc. (a) (b)	47,676	2,104,895
Intrexon Corp. (a) (b)	17,705	444,927
Ironwood Pharmaceuticals, Inc. (a) (b)	58,760	900,791
Isis Pharmaceuticals, Inc. (a) (b)	56,969	1,962,582
Karyopharm Therapeutics, Inc. (a) (b)	6,236	290,286
Keryx Biopharmaceuticals, Inc. (a) (b)	46,107	709,126
Kindred Biosciences, Inc. (b)	5,585	104,104
KYTHERA Biopharmaceuticals, Inc. (a) (b)	8,707	334,088
Lexicon Pharmaceuticals, Inc. (a) (b)	61,058	98,303
Ligand Pharmaceuticals, Inc. (a) (b)	10,234	637,476
MacroGenics, Inc. (b)	10,125	220,016
MannKind Corp. (a) (b)	111,868	1,229,429
Merrimack Pharmaceuticals, Inc. (a) (b)	46,931	342,127
MiMedx Group, Inc. (a) (b)	49,469	350,735
Momenta Pharmaceuticals, Inc. (a) (b)	23,710	286,417
Navidea Biopharmaceuticals, Inc. (a) (b)	772	1,143

Biotechnology—(Continued)
Neuralstem, Inc. (b)	35,499	149,806
Neurocrine Biosciences, Inc. (a) (b)	39,152	581,016
NewLink Genetics Corp. (a) (b)	8,942	237,410
Northwest Biotherapeutics, Inc. (b)	18,629	125,001
Novavax, Inc. (a) (b)	98,843	456,655
NPS Pharmaceuticals, Inc. (b)	51,119	1,689,483
Ohr Pharmaceutical, Inc. (b)	16,397	155,935
OncoMed Pharmaceuticals, Inc. (b)	6,539	152,359
Oncothyreon, Inc. (b)	37,135	120,317
Ophthotech Corp. (a) (b)	6,374	269,684
Opko Health, Inc. (a) (b)	95,942	848,127
Orexigen Therapeutics, Inc. (a) (b)	58,227	359,843
Organovo Holdings, Inc. (b)	37,857	316,106
Osiris Therapeutics, Inc. (b)	9,827	153,498
PDL BioPharma, Inc. (a)	82,274	796,412
Peregrine Pharmaceuticals, Inc. (a) (b)	60,347	113,452
Portola Pharmaceuticals, Inc. (a) (b)	18,273	533,206
Progenics Pharmaceuticals, Inc. (a) (b)	49,453	213,142
Prothena Corp. plc (a) (b)	11,068	249,583
PTC Therapeutics, Inc. (b)	11,147	291,383
Puma Biotechnology, Inc. (a) (b)	11,821	780,186
Raptor Pharmaceutical Corp. (a) (b)	30,816	355,925
Receptos, Inc. (b)	7,742	329,809
Repligen Corp. (b)	18,018	410,630
Retrophin, Inc. (a) (b)	12,865	151,035
Rigel Pharmaceuticals, Inc. (a) (b)	21,228	77,058
Sangamo Biosciences, Inc. (a) (b)	38,101	581,802
Sarepta Therapeutics, Inc. (a) (b)	19,766	588,829
Spectrum Pharmaceuticals, Inc. (a) (b)	30,932	251,477
Sunesis Pharmaceuticals, Inc. (b)	25,441	165,875
Synageva BioPharma Corp. (a) (b)	10,577	1,108,470
Synergy Pharmaceuticals, Inc. (a) (b)	42,569	173,256
Synta Pharmaceuticals Corp. (a) (b)	42,425	173,518
TESARO, Inc. (a) (b)	9,695	301,611
TG Therapeutics, Inc. (b)	12,383	116,276
Threshold Pharmaceuticals, Inc. (b)	24,847	98,394
Ultragenyx Pharmaceutical, Inc. (a) (b)	4,764	213,856
Vanda Pharmaceuticals, Inc. (a) (b)	15,947	258,022
Versartis, Inc. (b)	5,554	155,734
XOMA Corp. (a) (b)	41,315	189,636
ZIOPHARM Oncology, Inc. (a) (b)	38,299	154,345

		42,086,860

Building Products—0.7%
AAON, Inc.	15,362	514,934
American Woodmark Corp. (b)	5,650	180,066
Apogee Enterprises, Inc.	13,684	477,024
Builders FirstSource, Inc. (a) (b)	25,665	191,974
Gibraltar Industries, Inc. (b)	14,856	230,417
Griffon Corp.	16,917	209,771
Insteel Industries, Inc.	9,958	195,675
Masonite International Corp. (b)	15,413	867,135
NCI Building Systems, Inc. (a) (b)	14,301	277,868
Nortek, Inc. (a) (b)	4,481	402,215
Patrick Industries, Inc. (b)	3,662	170,613
PGT, Inc. (b)	24,381	206,507

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—(Continued)
Ply Gem Holdings, Inc. (a) (b)	10,411	$105,151
Quanex Building Products Corp.	17,697	316,245
Simpson Manufacturing Co., Inc.	20,877	759,088
Trex Co., Inc. (a) (b)	17,464	503,312
Universal Forest Products, Inc.	10,498	506,738

		6,114,733

Capital Markets—1.5%
Arlington Asset Investment Corp. - Class A (a)	10,056	274,831
BGC Partners, Inc. - Class A	86,085	640,472
Calamos Asset Management, Inc. - Class A	11,175	149,633
Cohen & Steers, Inc. (a)	9,693	420,482
CorEnergy Infrastructure Trust, Inc.	23,508	174,194
Cowen Group, Inc. - Class A (a) (b)	41,776	176,295
Diamond Hill Investment Group, Inc. (a)	1,546	197,455
Evercore Partners, Inc. - Class A	16,148	930,771
FBR & Co. (b)	5,282	143,301
Financial Engines, Inc. (a)	24,757	1,120,997
FXCM, Inc. - Class A (a)	22,823	341,432
GAMCO Investors, Inc. - Class A (a)	3,184	264,431
GFI Group, Inc.	9,198	30,537
Greenhill & Co., Inc. (a)	13,790	679,158
HFF, Inc. - Class A	15,189	564,879
ICG Group, Inc. (b)	20,148	420,690
International FCStone, Inc. (a) (b)	7,668	152,747
Investment Technology Group, Inc. (b)	17,949	302,979
Janus Capital Group, Inc. (a)	75,490	942,115
KCG Holdings, Inc. - Class A (b)	26,526	315,129
Ladenburg Thalmann Financial Services, Inc. (a) (b)	25,219	79,440
Manning & Napier, Inc.	8,917	153,908
Marcus & Millichap, Inc. (b)	4,271	108,953
Moelis & Co. (b)	5,353	179,914
Oppenheimer Holdings, Inc. - Class A	5,749	137,919
Piper Jaffray Cos. (b)	8,439	436,887
Safeguard Scientifics, Inc. (a) (b)	11,857	246,507
Stifel Financial Corp. (b)	31,775	1,504,546
SWS Group, Inc. (b)	16,337	118,933
Virtus Investment Partners, Inc. (b)	3,430	726,303
Walter Investment Management Corp. (a) (b)	19,069	567,875
Westwood Holdings Group, Inc.	3,352	201,254
WisdomTree Investments, Inc. (a) (b)	50,887	628,963

		13,333,930

Chemicals—2.3%
A. Schulman, Inc.	15,164	586,847
Advanced Emissions Solutions, Inc. (b)	9,564	219,302
American Vanguard Corp. (a)	14,887	196,806
Axiall Corp. (a)	35,265	1,666,976
Balchem Corp.	15,297	819,307
Calgon Carbon Corp. (a) (b)	26,333	588,016
Chase Corp.	3,533	120,617
Chemtura Corp. (a) (b)	47,239	1,234,355
Ferro Corp. (b)	34,923	438,633
Flotek Industries, Inc. (a) (b)	26,380	848,381
FutureFuel Corp. (a)	10,195	169,135
Hawkins, Inc.	4,778	177,455

Chemicals—(Continued)
HB Fuller Co.	25,868	1,244,251
Innophos Holdings, Inc.	11,603	667,985
Innospec, Inc.	12,490	539,193
Intrepid Potash, Inc. (a) (b)	27,693	464,135
Koppers Holdings, Inc.	11,124	425,493
Kraton Performance Polymers, Inc. (b)	16,524	369,972
Kronos Worldwide, Inc.	10,959	171,727
Landec Corp. (b)	14,010	174,985
LSB Industries, Inc. (b)	9,253	385,572
Minerals Technologies, Inc.	17,678	1,159,323
Olin Corp. (a)	38,118	1,026,137
OM Group, Inc.	16,641	539,668
OMNOVA Solutions, Inc. (b)	24,497	222,678
PolyOne Corp.	45,404	1,913,325
Quaker Chemical Corp.	6,591	506,123
Senomyx, Inc. (b)	22,054	190,767
Sensient Technologies Corp.	24,300	1,353,996
Stepan Co.	10,436	551,647
Taminco Corp. (b)	14,400	334,944
Trecora Resources (b)	10,819	128,097
Tredegar Corp.	13,367	312,921
Tronox, Ltd. - Class A	30,359	816,657
Zep, Inc.	10,762	190,057

		20,755,483

Commercial Services & Supplies—2.0%
ABM Industries, Inc.	27,975	754,765
ACCO Brands Corp. (b)	43,534	279,053
ARC Document Solutions, Inc. (b)	21,379	125,281
Brink’s Co. (The) (a)	24,924	703,355
Casella Waste Systems, Inc. - Class A (b)	2,134	10,691
Ceco Environmental Corp.	9,240	144,052
Cenveo, Inc. (b)	31,229	115,860
Civeo Corp. (b)	45,952	1,150,179
Deluxe Corp. (a)	23,936	1,402,171
EnerNOC, Inc. (b)	13,640	258,478
Ennis, Inc.	14,123	215,517
G&K Services, Inc. - Class A	9,849	512,837
Healthcare Services Group, Inc. (a)	34,663	1,020,479
Herman Miller, Inc.	29,708	898,370
HNI Corp. (a)	22,107	864,605
InnerWorkings, Inc. (a) (b)	11,187	95,090
Interface, Inc.	31,333	590,314
Kimball International, Inc. - Class B	18,813	314,553
Knoll, Inc.	25,885	448,587
McGrath RentCorp (a)	13,375	491,531
Mobile Mini, Inc.	22,905	1,096,920
MSA Safety, Inc.	14,087	809,721
Multi-Color Corp. (a)	6,895	275,869
Performant Financial Corp. (b)	12,041	121,614
Quad/Graphics, Inc.	13,076	292,510
Schawk, Inc. (a)	7,440	151,478
SP Plus Corp. (a) (b)	8,683	185,729
Steelcase, Inc. - Class A	41,383	626,125
Team, Inc. (b)	10,055	412,456
Tetra Tech, Inc. (c)	33,211	913,302

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
U.S. Ecology, Inc.	10,067	$492,780
UniFirst Corp.	7,601	805,706
United Stationers, Inc. (a)	18,238	756,330
Viad Corp.	11,786	280,978
West Corp.	18,891	506,279

		18,123,565

Communications Equipment—1.5%
ADTRAN, Inc.	30,097	678,988
Alliance Fiber Optic Products, Inc.	6,631	120,021
Applied Optoelectronics, Inc. (b)	7,577	175,786
Aruba Networks, Inc. (a) (b)	54,406	953,193
Bel Fuse, Inc. - Class B	5,512	141,493
Black Box Corp.	10,452	244,995
CalAmp Corp. (a) (b)	19,380	419,771
Calix, Inc. (a) (b)	19,494	159,461
Ciena Corp. (a) (b)	51,644	1,118,609
Clearfield, Inc. (b)	6,016	101,009
Comtech Telecommunications Corp.	8,068	301,178
Digi International, Inc. (b)	14,316	134,857
Emulex Corp. (b)	28,273	161,156
Extreme Networks, Inc. (b)	27,813	123,490
Finisar Corp. (a) (b)	47,662	941,325
Harmonic, Inc. (b)	48,063	358,550
Infinera Corp. (a) (b)	64,537	593,740
InterDigital, Inc. (a)	19,442	929,328
Ixia (b)	28,748	328,590
KVH Industries, Inc. (b)	8,641	112,592
NETGEAR, Inc. (a) (b)	17,479	607,745
Oclaro, Inc. (b)	49,317	108,497
Oplink Communications, Inc. (a) (b)	10,830	183,785
Plantronics, Inc.	20,899	1,004,197
Polycom, Inc. (b)	67,951	851,426
Procera Networks, Inc. (a) (b)	10,321	104,139
Ruckus Wireless, Inc. (a) (b)	32,295	384,634
ShoreTel, Inc. (b)	28,961	188,826
Sonus Networks, Inc. (a) (b)	111,897	401,710
Ubiquiti Networks, Inc. (a) (b)	14,660	662,485
ViaSat, Inc. (a) (b)	19,916	1,154,331

		13,749,907

Construction & Engineering—0.8%
Aegion Corp. (a) (b)	20,173	469,426
Argan, Inc.	6,140	228,961
Comfort Systems USA, Inc.	19,376	306,141
Dycom Industries, Inc. (b)	16,749	524,411
EMCOR Group, Inc.	33,263	1,481,201
Furmanite Corp. (b)	19,494	226,910
Granite Construction, Inc.	20,021	720,356
Great Lakes Dredge & Dock Corp. (b)	19,896	158,969
Layne Christensen Co. (a) (b)	10,438	138,825
MasTec, Inc. (a) (b)	29,748	916,833
MYR Group, Inc. (b)	10,017	253,731
Northwest Pipe Co. (b)	4,794	193,342
Orion Marine Group, Inc. (b)	14,575	157,847
Pike Corp. (b)	13,447	120,485

Construction & Engineering—(Continued)
Primoris Services Corp.	17,845	514,650
Tutor Perini Corp. (b)	19,192	609,154

		7,021,242

Construction Materials—0.2%
Headwaters, Inc. (b)	38,364	532,876
Texas Industries, Inc. (a) (b)	11,145	1,029,352
U.S. Concrete, Inc. (a) (b)	7,217	178,621

		1,740,849

Consumer Finance—0.6%
Cash America International, Inc. (a)	14,003	622,153
Credit Acceptance Corp. (b)	3,612	444,637
Encore Capital Group, Inc. (a) (b)	12,804	581,558
Ezcorp, Inc. - Class A (a) (b)	24,505	283,033
First Cash Financial Services, Inc. (b)	14,639	843,060
Green Dot Corp. - Class A (a) (b)	15,649	297,018
Nelnet, Inc. - Class A	10,320	427,557
Portfolio Recovery Associates, Inc. (a) (b)	23,875	1,421,279
Springleaf Holdings, Inc. (a) (b)	11,201	290,666
World Acceptance Corp. (a) (b)	4,646	352,910

		5,563,871

Containers & Packaging—0.4%
Berry Plastics Group, Inc. (b)	44,247	1,141,573
Graphic Packaging Holding Co. (b)	160,202	1,874,363
Myers Industries, Inc.	13,337	267,940

		3,283,876

Distributors—0.2%
Core-Mark Holding Co., Inc.	11,864	541,354
Pool Corp.	21,723	1,228,653

		1,770,007

Diversified Consumer Services—1.1%
American Public Education, Inc. (a) (b)	9,943	341,840
Ascent Capital Group, Inc. - Class A (a) (b)	6,860	452,829
Bridgepoint Education, Inc. (a) (b)	9,743	129,387
Bright Horizons Family Solutions, Inc. (b)	15,292	656,638
Capella Education Co.	5,633	306,379
Career Education Corp. (b)	30,241	141,528
Carriage Services, Inc.	9,414	161,262
Chegg, Inc. (b)	37,968	267,295
Grand Canyon Education, Inc. (b)	22,843	1,050,093
Hillenbrand, Inc.	31,050	1,012,851
Houghton Mifflin Harcourt Co. (a) (b)	53,858	1,031,919
ITT Educational Services, Inc. (a) (b)	11,937	199,229
K12, Inc. (a) (b)	17,337	417,302
LifeLock, Inc. (a) (b)	40,242	561,778
Matthews International Corp. - Class A	13,720	570,340
Regis Corp. (a)	24,117	339,567
Sotheby’s (a)	30,046	1,261,632
Steiner Leisure, Ltd. (b)	7,524	325,714
Strayer Education, Inc. (b)	6,343	333,071
Universal Technical Institute, Inc.	11,178	135,701

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
Weight Watchers International, Inc.	14,219	$286,797

		9,983,152

Diversified Financial Services—0.2%
MarketAxess Holdings, Inc.	17,813	962,971
NewStar Financial, Inc. (b)	14,397	202,422
PHH Corp. (b)	28,995	666,305
PICO Holdings, Inc. (b)	12,147	288,612

		2,120,310

Diversified Telecommunication Services—0.6%
8x8, Inc. (a) (b)	32,926	266,042
Atlantic Tele-Network, Inc.	4,754	275,732
Cbeyond, Inc. (b)	14,694	146,205
Cincinnati Bell, Inc. (b)	82,144	322,826
Cogent Communications Group, Inc.	22,011	760,480
Consolidated Communications Holdings, Inc. (a)	19,216	427,364
Fairpoint Communications, Inc. (a) (b)	11,602	162,080
General Communication, Inc. - Class A (b)	16,537	183,230
Globalstar, Inc. (b)	147,899	628,571
Hawaiian Telcom Holdco, Inc. (a)(b)	6,401	183,133
IDT Corp. - Class B	8,438	146,990
inContact, Inc. (a)(b)	27,382	251,640
Inteliquent, Inc.	16,025	222,267
Intelsat S.A. (b)	13,533	254,962
Iridium Communications, Inc. (a) (b)	40,171	339,847
Lumos Networks Corp.	8,454	122,329
magicJack VocalTec, Ltd. (a) (b)	8,630	130,485
ORBCOMM, Inc. (b)	19,477	128,353
Premiere Global Services, Inc. (a) (b)	24,982	333,510
Vonage Holdings Corp. (b)	74,697	280,114

		5,566,160

Electric Utilities—1.4%
ALLETE, Inc. (a)	21,526	1,105,360
Cleco Corp.	29,040	1,711,908
El Paso Electric Co.	18,779	755,104
Empire District Electric Co. (The)	22,399	575,206
IDACORP, Inc. (a)	25,340	1,465,412
MGE Energy, Inc.	18,028	712,286
NRG Yield, Inc. - Class A (a)	8,961	466,420
Otter Tail Corp. (a)	18,873	571,663
PNM Resources, Inc.	40,592	1,190,564
Portland General Electric Co. (a)	38,989	1,351,749
UIL Holdings Corp. (a)	28,637	1,108,538
Unitil Corp.	7,429	251,323
UNS Energy Corp. (a)	21,055	1,271,933

		12,537,466

Electrical Equipment—1.1%
AZZ, Inc. (a)	13,326	614,062
Brady Corp. - Class A	22,732	679,005
Capstone Turbine Corp. (a) (b)	102,871	155,335
Encore Wire Corp.	10,537	516,735
EnerSys, Inc. (a)	22,957	1,579,212

Electrical Equipment—(Continued)
Franklin Electric Co., Inc.	22,152	893,390
FuelCell Energy, Inc. (a) (b)	110,081	264,195
Generac Holdings, Inc. (a) (b)	33,669	1,641,027
General Cable Corp. (a)	24,951	640,243
Global Power Equipment Group, Inc. (a)	8,163	131,914
GrafTech International, Ltd. (a) (b)	58,953	616,648
Plug Power, Inc. (b)	94,199	440,851
Polypore International, Inc. (a) (b)	23,444	1,118,982
Powell Industries, Inc. (a)	4,404	287,934
Power Solutions International, Inc. (b)	2,293	165,027
PowerSecure International, Inc. (a) (b)	9,992	97,322
Thermon Group Holdings, Inc. (b)	15,847	417,093

		10,258,975

Electronic Equipment, Instruments & Components—2.7%
Aeroflex Holding Corp. (b)	11,490	120,645
Agilysys, Inc. (b)	8,133	114,513
Anixter International, Inc.	13,642	1,365,155
Badger Meter, Inc. (a)	6,820	359,073
Belden, Inc.	21,125	1,651,130
Benchmark Electronics, Inc. (b)	26,588	677,462
Checkpoint Systems, Inc. (b)	21,005	293,860
Cognex Corp. (b)	44,140	1,694,976
Coherent, Inc. (b)	12,319	815,148
Control4 Corp. (b)	5,965	116,675
CTS Corp.	18,070	337,909
Daktronics, Inc.	18,513	220,675
DTS, Inc. (b)	9,298	171,176
Electro Rent Corp.	9,062	151,607
Fabrinet (b)	17,507	360,644
FARO Technologies, Inc. (b)	8,551	420,025
FEI Co.	21,007	1,905,965
GSI Group, Inc. (b)	18,739	238,547
II-VI, Inc. (b)	27,302	394,787
Insight Enterprises, Inc. (b) (c)	19,337	594,419
InvenSense, Inc. (a) (b)	34,992	793,968
Itron, Inc. (a) (b)	19,812	803,377
Kemet Corp. (a) (b)	22,874	131,526
Littelfuse, Inc.	11,202	1,041,226
Maxwell Technologies, Inc. (a) (b)	14,377	217,524
Measurement Specialties, Inc. (b)	8,286	713,176
Mercury Systems, Inc. (b)	15,581	176,689
Mesa Laboratories, Inc. (a)	1,416	118,887
Methode Electronics, Inc.	19,169	732,448
MTS Systems Corp.	8,022	543,571
Newport Corp. (b)	20,202	373,737
OSI Systems, Inc. (b)	10,001	667,567
Park Electrochemical Corp.	10,569	298,152
PC Connection, Inc.	5,366	110,969
Plexus Corp. (b) (c)	17,502	757,662
RealD, Inc. (b)	18,684	238,408
Rofin-Sinar Technologies, Inc. (a) (b)	15,227	366,057
Rogers Corp. (b)	8,965	594,828
Sanmina Corp. (b)	42,537	968,993
ScanSource, Inc. (b)	14,516	552,769
SYNNEX Corp. (b)	13,438	978,958

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
TTM Technologies, Inc. (a) (b)	26,923	$220,769
Universal Display Corp. (a) (b)	21,034	675,191
Vishay Precision Group, Inc. (b)	6,727	110,726

		24,191,569

Energy Equipment & Services—2.0%
Basic Energy Services, Inc. (b)	14,197	414,836
Bristow Group, Inc.	17,044	1,374,087
C&J Energy Services, Inc. (a) (b)	23,819	804,606
CARBO Ceramics, Inc. (a)	9,985	1,538,888
CHC Group, Ltd. (a) (b)	13,415	113,223
Dawson Geophysical Co.	5,124	146,803
Era Group, Inc. (b)	10,332	296,322
Exterran Holdings, Inc. (a)	28,971	1,303,405
Forum Energy Technologies, Inc. (b)	29,182	1,063,100
Geospace Technologies Corp. (a) (b)	6,866	378,179
Gulf Island Fabrication, Inc.	7,812	168,114
GulfMark Offshore, Inc. - Class A	13,516	610,653
Helix Energy Solutions Group, Inc. (b)	52,891	1,391,562
Hercules Offshore, Inc. (a) (b)	82,886	333,202
Hornbeck Offshore Services, Inc. (a) (b)	18,165	852,302
ION Geophysical Corp. (a) (b)	46,273	195,272
Key Energy Services, Inc. (a) (b)	64,648	590,883
Matrix Service Co. (b)	14,196	465,487
McDermott International, Inc. (b)	116,414	941,789
Natural Gas Services Group, Inc. (b)	6,643	219,618
Newpark Resources, Inc. (a) (b)	42,672	531,693
North Atlantic Drilling, Ltd.	34,443	365,785
Nuverra Environmental Solutions, Inc. (a) (b)	8,304	166,993
Parker Drilling Co. (b)	61,149	398,691
PHI, Inc. (b)	6,426	286,407
Pioneer Energy Services Corp. (b)	31,825	558,211
RigNet, Inc. (b)	6,898	371,250
SEACOR Holdings, Inc. (a) (b)	10,116	832,041
Tesco Corp. (a)	16,366	349,250
TETRA Technologies, Inc. (b)	39,068	460,221
Vantage Drilling Co. (a) (b)	57,727	110,836
Willbros Group, Inc. (b)	22,413	276,801

		17,910,510

Food & Staples Retailing—0.9%
Andersons, Inc. (The)	14,631	754,667
Casey’s General Stores, Inc. (a)	19,362	1,360,955
Chefs’ Warehouse, Inc. (The) (a) (b)	8,577	169,567
Fresh Market, Inc. (The) (b)	21,412	716,660
Ingles Markets, Inc. - Class A	6,173	162,659
Pantry, Inc. (The) (a) (b)	12,441	201,544
Pricesmart, Inc.	9,705	844,723
Roundy’s, Inc.	22,706	125,110
SpartanNash Co.	19,948	419,107
SUPERVALU, Inc. (a) (b)	101,674	835,760
Susser Holdings Corp. (b)	9,109	735,279
United Natural Foods, Inc. (b)	24,889	1,620,274
Weis Markets, Inc.	6,205	283,755

		8,230,060

Food Products—1.5%
Annie’s, Inc. (a) (b)	8,858	299,578
B&G Foods, Inc.	26,523	867,037
Boulder Brands, Inc. (a) (b)	31,712	449,676
Cal-Maine Foods, Inc.	7,468	555,022
Calavo Growers, Inc.	6,124	207,175
Chiquita Brands International, Inc. (b)	24,259	263,210
Darling Ingredients, Inc. (b)	80,172	1,675,595
Dean Foods Co.	46,603	819,747
Diamond Foods, Inc. (a) (b)	11,661	328,840
Fresh Del Monte Produce, Inc. (a)	19,290	591,239
J&J Snack Foods Corp.	7,928	746,183
John B Sanfilippo & Son, Inc. (a)	4,642	122,874
Lancaster Colony Corp.	9,483	902,402
Limoneira Co. (a)	4,954	108,839
Omega Protein Corp. (b)	11,349	155,254
Post Holdings, Inc. (a) (b)	22,440	1,142,420
Sanderson Farms, Inc. (a)	11,435	1,111,482
Seaboard Corp. (b)	150	453,041
Seneca Foods Corp. - Class A (b)	4,612	141,127
Snyders-Lance, Inc.	22,934	606,834
Tootsie Roll Industries, Inc. (a)	10,237	301,377
TreeHouse Foods, Inc. (b)	18,597	1,489,062

		13,338,014

Gas Utilities—1.0%
Chesapeake Utilities Corp. (a)	4,650	331,685
Laclede Group, Inc. (The) (a)	16,259	789,374
New Jersey Resources Corp. (a)	21,213	1,212,535
Northwest Natural Gas Co. (a)	14,144	666,890
ONE Gas, Inc.	25,410	959,227
Piedmont Natural Gas Co., Inc.	38,534	1,441,557
South Jersey Industries, Inc.	15,904	960,761
Southwest Gas Corp.	22,160	1,169,826
WGL Holdings, Inc.	26,098	1,124,824

		8,656,679

Health Care Equipment & Supplies—3.0%
Abaxis, Inc. (a)	12,234	542,089
ABIOMED, Inc. (a) (b)	19,803	497,847
Accuray, Inc. (a) (b)	37,218	327,518
Analogic Corp.	6,542	511,846
AngioDynamics, Inc. (b)	13,423	219,198
Anika Therapeutics, Inc. (b)	7,087	328,341
Antares Pharma, Inc. (a) (b)	24,082	64,299
AtriCure, Inc. (b)	16,421	301,818
Atrion Corp. (a)	874	284,924
Cantel Medical Corp.	16,951	620,746
Cardiovascular Systems, Inc. (b)	12,840	400,094
Cerus Corp. (a) (b)	15,400	63,910
CONMED Corp.	14,206	627,195
CryoLife, Inc.	17,220	154,119
Cyberonics, Inc. (a) (b)	13,162	822,099
Cynosure, Inc. - Class A (b)	9,126	193,927
Derma Sciences, Inc. (b)	10,829	125,183
DexCom, Inc. (b)	36,695	1,455,324
Endologix, Inc. (a)(b)	32,408	492,926

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Exactech, Inc. (b)	5,322	$134,274
GenMark Diagnostics, Inc. (a) (b)	19,362	261,968
Globus Medical, Inc. - Class A (b)	32,393	774,841
Greatbatch, Inc. (b)	12,931	634,395
Haemonetics Corp. (b)	26,522	935,696
HeartWare International, Inc. (a) (b)	8,570	758,445
ICU Medical, Inc. (b)	6,398	389,062
Insulet Corp. (a) (b)	27,643	1,096,598
Integra LifeSciences Holdings Corp. (b)	12,903	607,215
Invacare Corp.	15,930	292,634
LDR Holding Corp. (b)	8,441	211,109
Masimo Corp. (a) (b)	25,075	591,770
Meridian Bioscience, Inc. (a)	22,552	465,473
Merit Medical Systems, Inc. (b)	21,638	326,734
Natus Medical, Inc. (b)	16,472	414,106
Neogen Corp. (b)	17,828	721,499
NuVasive, Inc. (b)	23,909	850,443
NxStage Medical, Inc. (b)	30,508	438,400
OraSure Technologies, Inc. (b)	29,491	253,918
Orthofix International NV (b)	9,598	347,927
Oxford Immunotec Global plc (b)	6,852	115,319
Quidel Corp. (a) (b)	13,903	307,395
Rockwell Medical, Inc. (a) (b)	22,438	269,032
RTI Surgical, Inc. (b)	9,944	43,256
Spectranetics Corp. (a) (b)	21,548	493,018
Staar Surgical Co. (a) (b)	19,419	326,239
STERIS Corp.	29,805	1,593,971
SurModics, Inc. (a) (b)	9,958	213,300
Symmetry Medical, Inc. (b)	21,060	186,592
Thoratec Corp. (b)	28,903	1,007,559
Tornier NV (b)	17,693	413,662
Unilife Corp. (a) (b)	18,786	55,607
Utah Medical Products, Inc.	2,002	102,983
Vascular Solutions, Inc. (b)	9,953	220,857
Volcano Corp. (a) (b)	27,732	488,361
West Pharmaceutical Services, Inc.	35,092	1,480,181
Wright Medical Group, Inc. (b)	24,578	771,749
Zeltiq Aesthetics, Inc. (a) (b)	14,709	223,430

		26,852,421

Health Care Providers & Services—2.3%
Acadia Healthcare Co., Inc. (a) (b)	17,958	817,089
Air Methods Corp. (a) (b)	18,730	967,404
Amedisys, Inc. (a) (b)	18,591	311,213
AMN Healthcare Services, Inc. (b)	23,983	294,991
Amsurg Corp. (b)	15,494	706,062
Bio-Reference Labs, Inc. (a) (b)	12,716	384,278
BioScrip, Inc. (a) (b)	29,688	247,598
BioTelemetry, Inc. (b)	14,050	100,739
Capital Senior Living Corp. (b)	14,260	339,958
Chemed Corp. (a)	9,094	852,290
Chindex International, Inc. (b)	7,045	166,896
Corvel Corp. (b)	5,325	240,583
Cross Country Healthcare, Inc. (b)	16,495	107,547
Emeritus Corp. (b)	20,542	650,154
Ensign Group, Inc. (The)	11,507	357,638

Health Care Providers & Services—(Continued)
ExamWorks Group, Inc. (b)	15,818	501,905
Five Star Quality Care, Inc. (b)	25,265	126,578
Gentiva Health Services, Inc. (b)	16,117	242,722
Hanger, Inc. (b)	17,356	545,846
HealthSouth Corp.	44,339	1,590,440
Healthways, Inc. (a) (b)	18,606	326,349
IPC The Hospitalist Co., Inc. (a) (b)	9,377	414,651
Kindred Healthcare, Inc.	29,215	674,866
Landauer, Inc.	5,165	216,930
LHC Group, Inc. (b)	6,847	146,320
Magellan Health Services, Inc. (b)	13,774	857,294
Molina Healthcare, Inc. (a) (b)	14,027	626,025
MWI Veterinary Supply, Inc. (b)	6,571	933,016
National Healthcare Corp.	5,246	295,297
Owens & Minor, Inc. (a)	31,521	1,071,084
PharMerica Corp. (b)	17,146	490,204
Providence Service Corp. (The) (b)	7,190	263,082
RadNet, Inc. (b)	17,203	114,056
Select Medical Holdings Corp.	38,917	607,105
Surgical Care Affiliates, Inc. (a) (b)	7,471	217,257
Team Health Holdings, Inc. (b)	34,473	1,721,582
Triple-S Management Corp. - Class B (b)	12,074	216,487
U.S. Physical Therapy, Inc.	6,011	205,516
Universal American Corp.	20,509	170,840
WellCare Health Plans, Inc. (b)	22,057	1,646,776

		20,766,668

Health Care Technology—0.5%
Castlight Health, Inc. - Class B (b)	10,343	157,214
Computer Programs & Systems, Inc. (a)	5,856	372,441
HealthStream, Inc. (a) (b)	10,052	244,264
HMS Holdings Corp. (a) (b)	44,959	917,613
MedAssets, Inc. (b)	31,309	715,097
Medidata Solutions, Inc. (b)	26,770	1,146,024
Omnicell, Inc. (b)	18,760	538,599
Quality Systems, Inc. (a)	24,814	398,265
Vocera Communications, Inc. (a) (b)	11,244	148,421

		4,637,938

Hotels, Restaurants & Leisure—2.7%
Belmond, Ltd. - Class A (b)	52,036	756,603
Biglari Holdings, Inc. (b)	726	307,076
BJ’s Restaurants, Inc. (a) (b)	10,878	379,751
Bloomin’ Brands, Inc. (b)	38,253	858,015
Bob Evans Farms, Inc. (a)	12,754	638,338
Boyd Gaming Corp. (a) (b)	35,670	432,677
Bravo Brio Restaurant Group, Inc. (b)	9,979	155,772
Buffalo Wild Wings, Inc. (a) (b)	9,529	1,579,051
Caesars Acquisition Co. - Class A (b)	27,244	337,008
Caesars Entertainment Corp. (a) (b)	25,824	466,898
Carrols Restaurant Group, Inc. (b)	20,354	144,920
Cheesecake Factory, Inc. (The) (a)	25,120	1,166,070
Churchill Downs, Inc.	7,015	632,122
Chuy’s Holdings, Inc. (a) (b)	8,272	300,274
ClubCorp Holdings, Inc.	14,120	261,785
Cracker Barrel Old Country Store, Inc.	9,028	898,918

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Del Frisco’s Restaurant Group, Inc. (b)	12,052	$332,153
Denny’s Corp. (a) (b)	33,448	218,081
Diamond Resorts International, Inc. (b)	17,878	416,021
DineEquity, Inc.	7,910	628,766
Fiesta Restaurant Group, Inc. (b)	13,371	620,548
International Speedway Corp. - Class A	15,258	507,786
Interval Leisure Group, Inc. (a)	21,655	475,111
Jack in the Box, Inc.	19,588	1,172,146
Jamba, Inc. (b)	9,661	116,898
Krispy Kreme Doughnuts, Inc. (a) (b)	33,031	527,835
La Quinta Holdings, Inc. (b)	24,764	473,983
Life Time Fitness, Inc. (a) (b)	20,079	978,650
Marcus Corp.	11,702	213,562
Marriott Vacations Worldwide Corp. (b)	14,494	849,783
Morgans Hotel Group Co. (a) (b)	12,602	99,934
Multimedia Games Holding Co., Inc. (b)	15,847	469,705
Noodles & Co. (a) (b)	5,702	196,092
Papa John’s International, Inc.	14,171	600,709
Penn National Gaming, Inc. (b)	39,538	479,991
Pinnacle Entertainment, Inc. (a) (b)	30,820	776,048
Popeyes Louisiana Kitchen, Inc. (b)	12,829	560,756
Potbelly Corp. (b)	8,245	131,590
Red Robin Gourmet Burgers, Inc. (b)	7,250	516,200
Ruby Tuesday, Inc. (a) (b)	31,853	241,764
Ruth’s Hospitality Group, Inc.	17,912	221,213
Scientific Games Corp. - Class A (b)	22,727	252,724
Sonic Corp. (a) (b)	27,410	605,213
Speedway Motorsports, Inc.	7,078	129,174
Texas Roadhouse, Inc.	33,641	874,666
Vail Resorts, Inc.	18,297	1,412,162
Zoe’s Kitchen, Inc. (b)	4,607	158,389

		24,572,931

Household Durables—1.0%
Beazer Homes USA, Inc. (b)	13,700	287,426
Cavco Industries, Inc. (b)	4,452	379,756
CSS Industries, Inc.	4,201	110,780
Ethan Allen Interiors, Inc. (a)	12,159	300,814
Helen of Troy, Ltd. (b)	14,663	889,018
Hovnanian Enterprises, Inc. - Class A (a) (b)	56,064	288,730
iRobot Corp. (a) (b)	14,746	603,849
KB Home (a)	43,434	811,347
La-Z-Boy, Inc.	26,643	617,318
LGI Homes, Inc. (b)	7,793	142,222
Libbey, Inc. (b)	10,247	272,980
M/I Homes, Inc. (b)	12,868	312,306
MDC Holdings, Inc. (a)	19,869	601,832
Meritage Homes Corp. (b)	19,962	842,596
NACCO Industries, Inc. - Class A	3,117	157,720
Ryland Group, Inc. (The) (a)	23,149	912,996
Standard Pacific Corp. (a) (b)	63,586	546,840
TRI Pointe Homes, Inc. (a) (b)	9,540	149,969
Universal Electronics, Inc. (b)	7,461	364,694
WCI Communities, Inc. (b)	6,498	125,476
William Lyon Homes - Class A (b)	9,057	275,695

		8,994,364

Household Products—0.2%
Central Garden and Pet Co. - Class A (a) (b)	23,384	215,133
Harbinger Group, Inc. (b)	41,219	523,481
Orchids Paper Products Co.	3,667	117,491
WD-40 Co. (a)	7,863	591,455

		1,447,560

Independent Power and Renewable Electricity Producers—0.3%
Atlantic Power Corp. (a)	40,515	166,112
Dynegy, Inc. (b)	48,068	1,672,766
Ormat Technologies, Inc. (a)	9,298	268,061
Pattern Energy Group, Inc.	19,338	640,281

		2,747,220

Industrial Conglomerates—0.1%
Raven Industries, Inc.	18,658	618,326

Insurance—2.4%
Ambac Financial Group, Inc. (a) (b)	22,444	612,946
American Equity Investment Life Holding Co. (a)	34,776	855,490
AMERISAFE, Inc.	9,298	378,150
Amtrust Financial Services, Inc. (a)	15,535	649,518
Argo Group International Holdings, Ltd.	13,774	703,989
Baldwin & Lyons, Inc. - Class B	4,133	107,210
Citizens, Inc. (a) (b)	22,172	164,073
CNO Financial Group, Inc.	106,202	1,890,396
Crawford & Co. - Class B (a)	14,358	144,729
eHealth, Inc. (a) (b)	9,723	369,182
Employers Holdings, Inc.	16,380	346,928
Enstar Group, Ltd. (a) (b)	4,185	630,805
FBL Financial Group, Inc. - Class A	4,790	220,340
Federated National Holding Co.	5,884	150,042
Fidelity & Guaranty Life	4,816	115,295
First American Financial Corp. (a)	52,300	1,453,417
Global Indemnity plc (b)	3,335	86,677
Greenlight Capital Re, Ltd. - Class A (b)	15,207	500,919
HCI Group, Inc. (a)	5,174	210,064
Hilltop Holdings, Inc. (b)	34,060	724,116
Horace Mann Educators Corp.	21,022	657,358
Infinity Property & Casualty Corp.	5,597	376,286
Kemper Corp.	22,886	843,578
Maiden Holdings, Ltd. (a)	26,833	324,411
Meadowbrook Insurance Group, Inc. (a)	26,803	192,713
Montpelier Re Holdings, Ltd. (a)	20,667	660,311
National General Holdings Corp.	20,803	361,972
National Interstate Corp.	3,807	106,672
National Western Life Insurance Co. - Class A	1,212	302,285
Navigators Group, Inc. (The) (b)	5,301	355,432
OneBeacon Insurance Group, Ltd. - Class A	11,496	178,648
Phoenix Cos., Inc. (The) (a) (b)	3,332	161,235
Platinum Underwriters Holdings, Ltd.	12,541	813,284
Primerica, Inc.	26,691	1,277,164
RLI Corp. (a)	21,590	988,390
Safety Insurance Group, Inc.	6,815	350,155
Selective Insurance Group, Inc.	28,514	704,866
State Auto Financial Corp.	7,940	186,034

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Stewart Information Services Corp.	11,286	$349,979
Symetra Financial Corp.	37,115	843,995
Third Point Reinsurance, Ltd. (b)	28,266	431,339
United Fire Group, Inc.	9,732	285,342
United Insurance Holdings Corp.	8,654	149,368
Universal Insurance Holdings, Inc. (a)	16,046	208,117

		21,423,220

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (b)	6,605	184,940
Coupons.com, Inc. (b)	8,131	213,926
FTD Cos., Inc. (a) (b)	9,600	305,184
HSN, Inc.	16,833	997,187
Lands’ End, Inc. (b)	8,472	284,490
Nutrisystem, Inc.	14,262	244,023
Orbitz Worldwide, Inc. (b)	26,854	239,000
PetMed Express, Inc. (a)	11,281	152,068
RetailMeNot, Inc. (a) (b)	15,308	407,346
Shutterfly, Inc. (a) (b)	19,128	823,652
Valuevision Media, Inc. - Class A (b)	23,836	118,942

		3,970,758

Internet Software & Services—2.5%
Angie’s List, Inc. (a) (b)	21,237	253,570
Bankrate, Inc. (b)	33,123	580,977
Bazaarvoice, Inc. (a) (b)	25,119	198,189
Benefitfocus, Inc. (a) (b)	2,993	138,336
Blucora, Inc. (a) (b)	20,338	383,778
Brightcove, Inc. (a) (b)	15,258	160,819
Carbonite, Inc. (b)	9,384	112,326
ChannelAdvisor Corp. (b)	10,403	274,223
comScore, Inc. (b)	16,327	579,282
Constant Contact, Inc. (b)	15,503	497,801
Conversant, Inc. (a) (b)	34,204	868,782
Cornerstone OnDemand, Inc. (a) (b)	26,060	1,199,281
Cvent, Inc. (b)	9,029	262,654
Dealertrack Technologies, Inc. (a) (b)	26,273	1,191,218
Demand Media, Inc. (b)	23,105	111,366
Demandware, Inc. (a) (b)	14,754	1,023,485
Dice Holdings, Inc. (b)	16,579	126,166
Digital River, Inc. (b)	21,084	325,326
E2open, Inc. (a) (b)	11,712	242,087
EarthLink Holdings Corp. (a)	27,430	102,040
Endurance International Group Holdings, Inc. (a) (b)	15,481	236,704
Envestnet, Inc. (b)	16,750	819,410
Global Eagle Entertainment, Inc. (a) (b)	15,863	196,701
Gogo, Inc. (a) (b)	27,419	536,316
GrubHub, Inc. (b)	6,107	216,249
Internap Network Services Corp. (a) (b)	29,790	210,020
IntraLinks Holdings, Inc. (b)	25,608	227,655
j2 Global, Inc. (a)	23,025	1,171,052
Liquidity Services, Inc. (a) (b)	12,493	196,890
LivePerson, Inc. (b)	29,330	297,700
LogMeIn, Inc. (b)	11,323	527,878
Marchex, Inc. - Class B	17,253	207,381

Internet Software & Services—(Continued)
Marin Software, Inc. (b)	13,563	159,637
Marketo, Inc. (a) (b)	12,776	371,526
Millennial Media, Inc. (b)	38,612	192,674
Monster Worldwide, Inc. (b)	32,656	213,570
Move, Inc. (b)	21,815	322,644
NIC, Inc.	33,146	525,364
OpenTable, Inc. (a) (b)	11,648	1,206,733
Perficient, Inc. (b)	17,369	338,174
Rocket Fuel, Inc. (b)	9,223	286,743
SciQuest, Inc. (b)	15,491	274,036
Shutterstock, Inc. (a) (b)	7,587	629,569
SPS Commerce, Inc. (a) (b)	7,550	477,085
Stamps.com, Inc. (b)	6,857	231,012
Textura Corp. (b)	9,452	223,445
Trulia, Inc. (a) (b)	18,166	860,705
United Online, Inc.	1	10
Unwired Planet, Inc. (a) (b)	13,981	31,178
VistaPrint NV (b)	16,340	661,116
Web.com Group, Inc. (b)	25,502	736,243
WebMD Health Corp. (a) (b)	19,045	919,874
Wix.com, Ltd. (b)	7,180	142,451
XO Group, Inc. (b)	17,057	208,437
Xoom Corp. (a) (b)	15,422	406,524
Zix Corp. (a) (b)	6,239	21,337

		22,915,749

IT Services—2.2%
Acxiom Corp. (b)	37,591	815,349
Blackhawk Network Holdings, Inc. (b)	24,769	698,981
CACI International, Inc. - Class A (a) (b) (c)	11,906	835,920
Cardtronics, Inc. (a) (b)	20,736	706,683
Cass Information Systems, Inc. (a)	5,928	293,317
CIBER, Inc. (b)	21,135	104,407
Computer Task Group, Inc. (a)	8,399	138,248
Convergys Corp.	47,930	1,027,619
CSG Systems International, Inc.	18,310	478,074
Datalink Corp. (b)	10,457	104,570
EPAM Systems, Inc. (b)	17,528	766,850
Euronet Worldwide, Inc. (a) (b)	25,270	1,219,025
EVERTEC, Inc.	32,365	784,528
ExlService Holdings, Inc. (b)	16,429	483,834
Forrester Research, Inc.	5,782	219,022
Global Cash Access Holdings, Inc. (b)	24,653	219,412
Heartland Payment Systems, Inc. (a)	18,289	753,690
iGATE Corp. (b)	17,995	654,838
Lionbridge Technologies, Inc. (b)	32,857	195,171
Luxoft Holding, Inc. (b)	4,055	146,223
ManTech International Corp. - Class A (a)	12,440	367,229
MAXIMUS, Inc.	32,153	1,383,222
MoneyGram International, Inc. (b)	11,813	174,005
NeuStar, Inc. - Class A (b)	29,658	771,701
Sapient Corp. (b)	55,778	906,392
Science Applications International Corp.	20,650	911,904
ServiceSource International, Inc. (a) (b)	30,987	179,725
Sykes Enterprises, Inc. (b)	20,461	444,617
Syntel, Inc. (b)	7,981	686,047

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
TeleTech Holdings, Inc. (b)	7,377	$213,859
Unisys Corp. (b)	26,228	648,881
Virtusa Corp. (b)	13,325	477,035
WEX, Inc. (b)	18,556	1,947,823

		19,758,201

Leisure Products—0.4%
Arctic Cat, Inc.	6,783	267,386
Black Diamond, Inc. (a) (b)	10,974	123,128
Brunswick Corp.	45,794	1,929,301
Callaway Golf Co. (a)	40,594	337,742
LeapFrog Enterprises, Inc. (b)	32,500	238,875
Nautilus, Inc. (b)	16,328	181,078
Smith & Wesson Holding Corp. (a) (b)	25,637	372,762
Sturm Ruger & Co., Inc. (a)	10,261	605,502

		4,055,774

Life Sciences Tools & Services—0.5%
Accelerate Diagnostics, Inc. (b)	11,348	295,048
Affymetrix, Inc. (a) (b) (c)	41,239	367,439
Albany Molecular Research, Inc. (a) (b)	12,484	251,178
Cambrex Corp. (b)	15,180	314,226
Fluidigm Corp. (a) (b)	13,200	388,080
Furiex Pharmaceuticals, Inc. (b)	3,553	377,258
Luminex Corp. (a) (b)	18,464	316,658
Pacific Biosciences of California, Inc. (a) (b)	27,011	166,928
PAREXEL International Corp. (a) (b)	28,945	1,529,454
Sequenom, Inc. (a) (b)	37,853	146,491

		4,152,760

Machinery—3.1%
Actuant Corp. - Class A	35,911	1,241,443
Alamo Group, Inc.	3,532	191,046
Albany International Corp. - Class A	14,147	537,020
Altra Industrial Motion Corp. (a)	14,458	526,127
American Railcar Industries, Inc. (a)	4,097	277,654
Astec Industries, Inc. (a)	10,141	444,987
Barnes Group, Inc.	27,049	1,042,468
Blount International, Inc. (b)	25,829	364,447
Briggs & Stratton Corp. (a)	25,255	516,717
Chart Industries, Inc. (a) (b)	15,307	1,266,501
CIRCOR International, Inc.	8,835	681,444
CLARCOR, Inc.	24,715	1,528,623
Columbus McKinnon Corp.	10,074	272,502
Commercial Vehicle Group, Inc. (a) (b)	12,989	130,410
Douglas Dynamics, Inc.	9,877	174,033
Dynamic Materials Corp. (a)	7,259	160,642
Energy Recovery, Inc. (a) (b)	6,358	31,281
EnPro Industries, Inc. (a) (b)	11,493	840,828
ESCO Technologies, Inc.	13,728	475,538
ExOne Co. (The) (a) (b)	5,042	199,764
Federal Signal Corp.	31,915	467,555
FreightCar America, Inc. (a)	7,047	176,457
Gerber Scientific, Inc. (a) (b) (d)	14,024	0
Global Brass & Copper Holdings, Inc.	11,099	187,573
Gorman-Rupp Co. (The) (a)	10,331	365,407

Machinery—(Continued)
Graham Corp.	5,399	187,939
Greenbrier Cos., Inc. (a) (b)	13,566	781,402
Harsco Corp.	39,595	1,054,415
Hyster-Yale Materials Handling, Inc.	4,976	440,575
John Bean Technologies Corp.	15,202	471,110
Kadant, Inc.	5,766	221,703
LB Foster Co. - Class A (a)	5,476	296,361
Lindsay Corp. (a)	6,769	571,777
Lydall, Inc. (b)	9,530	260,836
Manitex International, Inc. (a) (b)	7,446	120,923
Meritor, Inc. (b)	50,463	658,038
Miller Industries, Inc.	6,185	127,287
Mueller Industries, Inc.	28,336	833,362
Mueller Water Products, Inc. - Class A	80,834	698,406
NN, Inc.	9,533	243,854
Proto Labs, Inc. (b)	11,113	910,377
RBC Bearings, Inc.	11,531	738,561
Rexnord Corp. (b)	36,997	1,041,466
Standex International Corp.	6,755	503,112
Sun Hydraulics Corp.	10,558	428,655
Tennant Co. (a)	8,929	681,461
Titan International, Inc. (a)	21,944	369,098
Trimas Corp. (b)	22,514	858,459
Twin Disc, Inc. (a)	4,666	154,211
Wabash National Corp. (a) (b)	36,570	521,122
Watts Water Technologies, Inc. - Class A	14,669	905,517
Woodward, Inc.	31,969	1,604,204

		27,784,698

Marine—0.2%
Baltic Trading, Ltd.	25,245	150,965
Matson, Inc.	21,468	576,201
Navios Maritime Holdings, Inc.	39,414	398,870
Safe Bulkers, Inc.	19,788	193,131
Scorpio Bulkers, Inc. (b)	73,004	649,735

		1,968,902

Media—1.3%
AH Belo Corp. - Class A	11,177	132,447
AMC Entertainment Holdings, Inc. - Class A	9,526	236,912
Carmike Cinemas, Inc. (b)	12,031	422,649
Central European Media Enterprises, Ltd. - Class A (a) (b)	6,230	17,569
Cumulus Media, Inc. - Class A (b)	68,341	450,367
Daily Journal Corp. (b)	598	123,601
Entercom Communications Corp. - Class A (a) (b)	14,538	155,993
Entravision Communications Corp. - Class A	29,645	184,392
Eros International plc (b)	13,517	205,053
EW Scripps Co. - Class A (a) (b)	16,943	358,514
Gray Television, Inc. (a) (b)	26,074	342,352
Harte-Hanks, Inc.	26,098	187,645
Journal Communications, Inc. - Class A (b)	24,659	218,725
Lee Enterprises, Inc. (b)	29,570	131,586
Loral Space & Communications, Inc. (b)	6,669	484,770
McClatchy Co. (The) - Class A (b)	17,413	96,642
MDC Partners, Inc. - Class A	19,483	418,690

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Media General, Inc. (a) (b)	27,244	$559,319
Meredith Corp. (a)	18,123	876,428
National CineMedia, Inc. (a)	31,052	543,720
New Media Investment Group, Inc. (b)	19,085	269,289
New York Times Co. (The) - Class A (a)	68,375	1,039,984
Nexstar Broadcasting Group, Inc. - Class A (a)	14,830	765,376
Rentrak Corp. (a) (b)	5,237	274,681
Scholastic Corp. (a)	14,077	479,885
SFX Entertainment, Inc. (b)	23,504	190,382
Sinclair Broadcast Group, Inc. - Class A (a)	34,322	1,192,689
Sizmek, Inc. (b)	13,356	127,283
Time, Inc. (b)	54,305	1,315,267
World Wrestling Entertainment, Inc. - Class A (a)	14,120	168,452

		11,970,662

Metals & Mining—1.3%
A.M. Castle & Co. (a) (b)	9,250	102,120
AK Steel Holding Corp. (a) (b)	58,777	467,865
Allied Nevada Gold Corp. (a) (b)	28,344	106,573
Century Aluminum Co. (b)	26,722	419,001
Coeur Mining, Inc. (b)	52,874	485,383
Commercial Metals Co.	58,786	1,017,586
Globe Specialty Metals, Inc.	33,146	688,774
Haynes International, Inc. (a)	6,653	376,493
Hecla Mining Co. (a)	142,365	491,159
Horsehead Holding Corp. (a) (b)	24,392	445,398
Kaiser Aluminum Corp. (a)	9,689	706,037
Materion Corp.	10,677	394,942
Molycorp, Inc. (a) (b)	40,286	103,535
Olympic Steel, Inc. (a)	4,963	122,834
RTI International Metals, Inc. (b)	16,034	426,344
Schnitzer Steel Industries, Inc. - Class A (a)	13,529	352,701
Stillwater Mining Co. (a) (b)	61,243	1,074,815
SunCoke Energy, Inc. (b)	35,308	759,122
U.S. Silica Holdings, Inc.	26,394	1,463,283
Universal Stainless & Alloy Products, Inc. (b)	4,303	139,762
Walter Energy, Inc. (a)	32,001	174,406
Worthington Industries, Inc.	24,642	1,060,592

		11,378,725

Multi-Utilities—0.4%
Avista Corp. (a)	30,460	1,021,019
Black Hills Corp.	20,984	1,288,208
NorthWestern Corp.	19,221	1,003,144

		3,312,371

Multiline Retail—0.1%
Burlington Stores, Inc. (a) (b)	14,444	460,186
Fred’s, Inc. - Class A	22,266	340,447
Tuesday Morning Corp. (a) (b)	24,016	427,965

		1,228,598

Oil, Gas & Consumable Fuels—4.0%
Abraxas Petroleum Corp. (b)	30,112	188,501
Alon USA Energy, Inc. (a)	12,159	151,258

Oil, Gas & Consumable Fuels—(Continued)
Alpha Natural Resources, Inc. (a) (b)	111,628	414,140
Approach Resources, Inc. (a) (b)	17,593	399,889
Arch Coal, Inc.	83,716	305,563
Ardmore Shipping Corp.	13,123	181,491
Bill Barrett Corp. (b)	24,966	668,589
Bonanza Creek Energy, Inc. (b)	16,075	919,329
BPZ Resources, Inc. (a) (b)	63,498	195,574
Callon Petroleum Co. (b)	21,984	256,114
Carrizo Oil & Gas, Inc. (b)	21,672	1,501,003
Clayton Williams Energy, Inc. (b)	3,222	442,606
Clean Energy Fuels Corp. (a) (b)	35,238	412,989
Cloud Peak Energy, Inc. (b)	31,583	581,759
Comstock Resources, Inc. (a)	24,676	711,656
Contango Oil & Gas Co. (b)	7,670	324,518
Delek U.S. Holdings, Inc.	29,102	821,549
DHT Holdings, Inc.	34,910	251,352
Diamondback Energy, Inc. (a) (b)	18,606	1,652,213
Emerald Oil, Inc. (a) (b)	29,558	226,119
Energy XXI Bermuda, Ltd. (a)	45,315	1,070,793
Equal Energy, Ltd.	19,484	105,603
Evolution Petroleum Corp.	9,398	102,908
EXCO Resources, Inc. (a)	85,891	505,898
Forest Oil Corp. (a) (b)	22,822	52,034
FX Energy, Inc. (a) (b)	3,122	11,270
GasLog, Ltd.	20,748	661,654
Gastar Exploration, Inc. (b)	22,264	193,919
Goodrich Petroleum Corp. (a) (b)	16,155	445,878
Green Plains, Inc.	18,400	604,808
Halcon Resources Corp. (a) (b)	127,821	931,815
Harvest Natural Resources, Inc. (b)	21,717	108,368
Jones Energy, Inc. - Class A (b)	6,089	124,825
Knightsbridge Tankers, Ltd.	16,882	239,556
Kodiak Oil & Gas Corp. (a) (b)	134,228	1,953,017
Magnum Hunter Resources Corp. (a) (b)	97,509	799,574
Matador Resources Co. (a) (b)	35,906	1,051,328
Midstates Petroleum Co., Inc. (a) (b)	18,600	134,478
Navios Maritime Acquisition Corp.	56,506	209,637
Nordic American Tankers, Ltd. (a)	45,633	434,882
Northern Oil and Gas, Inc. (a) (b)	32,713	532,895
Pacific Ethanol, Inc. (b)	10,287	157,288
Panhandle Oil and Gas, Inc. - Class A (a)	3,108	174,141
Parsley Energy, Inc. - Class A (b)	26,890	647,242
PDC Energy, Inc. (b)	17,964	1,134,427
Penn Virginia Corp. (a) (b)	32,308	547,621
PetroQuest Energy, Inc. (b)	28,823	216,749
Quicksilver Resources, Inc. (a) (b)	69,322	185,090
Renewable Energy Group, Inc. (a) (b)	17,354	199,050
Rentech, Inc. (a) (b)	80,073	207,389
Resolute Energy Corp. (a) (b)	38,680	334,195
REX American Resources Corp. (b)	2,900	212,599
Rex Energy Corp. (b)	22,443	397,466
Ring Energy, Inc. (b)	12,573	219,399
Rosetta Resources, Inc. (b)	30,879	1,693,713
RSP Permian, Inc. (b)	10,526	341,463
Sanchez Energy Corp. (a) (b)	22,384	841,415
Scorpio Tankers, Inc. (a)	98,019	996,853
SemGroup Corp. - Class A	21,575	1,701,189

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Ship Finance International, Ltd. (a)	28,428	$528,477
Solazyme, Inc. (a) (b)	37,512	441,891
Stone Energy Corp. (b)	27,971	1,308,763
Swift Energy Co. (a) (b)	22,073	286,508
Synergy Resources Corp. (b)	32,872	435,554
Teekay Tankers, Ltd. - Class A (a)	11,881	50,969
TransAtlantic Petroleum, Ltd. (b)	16,448	187,343
Triangle Petroleum Corp. (a) (b)	35,098	412,402
VAALCO Energy, Inc. (b)	14,495	104,799
W&T Offshore, Inc. (a)	18,499	302,829
Warren Resources, Inc. (b)	41,839	259,402
Western Refining, Inc.	25,776	967,889
Westmoreland Coal Co. (b)	6,305	228,745

		36,604,212

Paper & Forest Products—0.7%
Boise Cascade Co. (b)	19,596	561,229
Clearwater Paper Corp. (b)	9,575	590,969
Deltic Timber Corp. (a)	6,001	362,580
KapStone Paper and Packaging Corp. (b)	42,308	1,401,664
Louisiana-Pacific Corp. (a) (b)	69,384	1,042,148
Neenah Paper, Inc.	7,745	411,647
PH Glatfelter Co.	21,278	564,505
Resolute Forest Products, Inc. (b)	32,474	544,914
Schweitzer-Mauduit International, Inc.	15,980	697,687
Wausau Paper Corp. (a)	23,588	255,222

		6,432,565

Personal Products—0.1%
Elizabeth Arden, Inc. (b)	13,201	282,765
Inter Parfums, Inc.	8,191	242,044
Medifast, Inc. (a) (b)	7,275	221,233
Nutraceutical International Corp. (b)	5,375	128,248
Revlon, Inc. - Class A (a) (b)	6,172	188,246
USANA Health Sciences, Inc. (a) (b)	2,803	219,026

		1,281,562

Pharmaceuticals—1.6%
AcelRx Pharmaceuticals, Inc. (a) (b)	13,182	135,115
Aerie Pharmaceuticals, Inc. (b)	5,449	134,972
Akorn, Inc. (a) (b)	32,384	1,076,768
Ampio Pharmaceuticals, Inc. (a) (b)	30,452	254,274
ANI Pharmaceuticals, Inc. (b)	5,035	173,405
Aratana Therapeutics, Inc. (b)	12,495	195,047
Auxilium Pharmaceuticals, Inc. (a) (b)	24,788	497,247
AVANIR Pharmaceuticals, Inc. - Class A (a) (b)	66,408	374,541
Bio-Path Holdings, Inc. (b)	55,712	169,922
BioDelivery Sciences International, Inc. (a) (b)	26,993	325,805
Cempra, Inc. (a) (b)	11,324	121,507
Depomed, Inc. (b)	31,001	430,914
Endocyte, Inc. (a) (b)	21,515	141,784
Horizon Pharma, Inc. (a) (b)	29,283	463,257
Impax Laboratories, Inc. (a) (b)	34,206	1,025,838
Intra-Cellular Therapies, Inc. (b)	11,830	199,454
Lannett Co., Inc. (b)	12,710	630,670
Medicines Co. (The) (a) (b)	32,038	931,024
Nektar Therapeutics (a) (b)	62,084	795,917

Pharmaceuticals—(Continued)
Omeros Corp. (a) (b)	16,069	279,601
Pacira Pharmaceuticals, Inc. (a) (b)	17,459	1,603,784
Pain Therapeutics, Inc. (b)	20,008	115,046
Pernix Therapeutics Holdings, Inc. (b)	17,177	154,249
Phibro Animal Health Corp. - Class A (b)	9,937	218,117
Pozen, Inc. (a) (b)	15,222	126,799
Prestige Brands Holdings, Inc. (b)	26,054	882,970
Relypsa, Inc. (b)	8,607	209,322
Repros Therapeutics, Inc. (a) (b)	12,184	210,783
Revance Therapeutics, Inc. (a) (b)	2,827	96,118
Sagent Pharmaceuticals, Inc. (a) (b)	11,006	284,615
Sciclone Pharmaceuticals, Inc. (a) (b)	12,931	68,017
Supernus Pharmaceuticals, Inc. (b)	15,103	165,378
Tetraphase Pharmaceuticals, Inc. (b)	11,384	153,570
TherapeuticsMD, Inc. (a) (b)	41,419	183,072
Theravance Biopharma, Inc. (b)	11,720	373,634
Theravance, Inc. (b)	40,393	1,202,904
Vivus, Inc. (a) (b)	52,768	280,726
XenoPort, Inc. (a) (b)	30,042	145,103
Zogenix, Inc. (a) (b)	6,262	12,587

		14,843,856

Professional Services—1.3%
Acacia Research Corp. (a)	26,332	467,393
Advisory Board Co. (The) (a) (b)	18,149	940,118
Barrett Business Services, Inc.	3,901	183,347
CBIZ, Inc. (a) (b)	20,130	181,774
CDI Corp.	7,746	111,620
Corporate Executive Board Co. (The)	17,121	1,167,995
CRA International, Inc. (b)	6,362	146,644
Exponent, Inc.	6,721	498,093
Franklin Covey Co. (b)	5,394	108,581
FTI Consulting, Inc. (b)	19,255	728,224
GP Strategies Corp. (b)	8,646	223,758
Heidrick & Struggles International, Inc.	9,634	178,229
Huron Consulting Group, Inc. (b)	11,680	827,178
ICF International, Inc. (b)	10,002	353,671
Insperity, Inc.	12,162	401,346
Kelly Services, Inc. - Class A	14,944	256,589
Kforce, Inc.	12,692	274,782
Korn/Ferry International (b)	24,691	725,175
Mistras Group, Inc. (b)	8,222	201,603
Navigant Consulting, Inc. (b)	27,414	478,374
On Assignment, Inc. (b)	26,669	948,616
Pendrell Corp. (a) (b)	27,308	48,062
Resources Connection, Inc.	20,687	271,207
RPX Corp. (b)	26,264	466,186
TriNet Group, Inc. (b)	10,191	245,297
TrueBlue, Inc. (b)	19,573	539,628
VSE Corp.	2,185	153,649
WageWorks, Inc. (b)	17,251	831,671

		11,958,810

Real Estate Investment Trusts—7.8%
Acadia Realty Trust	27,899	783,683
AG Mortgage Investment Trust, Inc. (a)	14,345	271,551
Agree Realty Corp.	6,955	210,250

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Alexander’s, Inc. (a)	1,140	$421,196
Altisource Residential Corp. (a)	29,057	756,354
American Assets Trust, Inc.	17,413	601,619
American Capital Mortgage Investment Corp.	26,073	521,981
American Realty Capital Healthcare Trust, Inc.	88,033	958,679
American Residential Properties, Inc. (a) (b)	16,166	303,112
AmREIT, Inc. (a)	8,595	157,288
Anworth Mortgage Asset Corp.	53,428	275,688
Apollo Commercial Real Estate Finance, Inc. (a)	22,194	365,979
Apollo Residential Mortgage, Inc. (a)	16,439	274,860
Ares Commercial Real Estate Corp.	11,438	141,946
ARMOUR Residential REIT, Inc. (a)	168,092	727,838
Ashford Hospitality Prime, Inc. (a)	12,917	221,656
Ashford Hospitality Trust, Inc.	31,632	365,033
Associated Estates Realty Corp.	29,461	530,887
Aviv REIT, Inc. (a)	9,910	279,165
Campus Crest Communities, Inc. (a)	33,908	293,643
Capstead Mortgage Corp. (a)	46,246	608,135
CareTrust REIT, Inc. (b)	11,507	227,839
Cedar Realty Trust, Inc.	37,954	237,212
Chambers Street Properties (a)	118,956	956,406
Chatham Lodging Trust	12,351	270,487
Chesapeake Lodging Trust	25,632	774,855
Colony Financial, Inc. (a)	47,001	1,091,363
Coresite Realty Corp. (a)	10,812	357,553
Cousins Properties, Inc.	97,378	1,212,356
CubeSmart	71,269	1,305,648
CyrusOne, Inc.	11,074	275,743
CYS Investments, Inc. (a)	80,947	730,142
DCT Industrial Trust, Inc.	161,806	1,328,427
DiamondRock Hospitality Co.	99,299	1,273,013
DuPont Fabros Technology, Inc. (a)	32,563	877,898
Dynex Capital, Inc. (a)	28,987	256,535
EastGroup Properties, Inc.	15,137	972,250
Education Realty Trust, Inc.	59,817	642,435
Empire State Realty Trust, Inc. - Class A (a)	45,186	745,569
EPR Properties	26,203	1,463,962
Equity One, Inc.	30,429	717,820
Excel Trust, Inc.	23,675	315,588
FelCor Lodging Trust, Inc.	54,747	575,391
First Industrial Realty Trust, Inc.	55,940	1,053,910
First Potomac Realty Trust	30,465	399,701
Franklin Street Properties Corp.	45,751	575,548
Geo Group, Inc. (The)	36,840	1,316,293
Getty Realty Corp. (a)	13,375	255,195
Gladstone Commercial Corp. (a)	10,038	179,379
Glimcher Realty Trust	73,142	792,128
Government Properties Income Trust (a)	27,626	701,424
Gramercy Property Trust, Inc. (a)	51,351	310,674
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,347	119,696
Hatteras Financial Corp.	47,468	940,341
Healthcare Realty Trust, Inc.	48,466	1,232,006
Hersha Hospitality Trust	88,395	593,130
Highwoods Properties, Inc.	43,003	1,803,976
Hudson Pacific Properties, Inc.	26,059	660,335
Inland Real Estate Corp.	40,747	433,141

Real Estate Investment Trusts—(Continued)
Invesco Mortgage Capital, Inc.	63,822	1,107,950
Investors Real Estate Trust	51,434	473,707
iStar Financial, Inc. (a) (b)	42,568	637,669
Kite Realty Group Trust	52,420	321,859
LaSalle Hotel Properties	50,033	1,765,665
Lexington Realty Trust (a)	100,966	1,111,636
LTC Properties, Inc.	18,082	705,921
Mack-Cali Realty Corp.	43,604	936,614
Medical Properties Trust, Inc.	86,991	1,151,761
Monmouth Real Estate Investment Corp. - Class A	28,868	289,835
National Health Investors, Inc.	16,244	1,016,225
New Residential Investment Corp.	128,601	810,186
New York Mortgage Trust, Inc.	35,480	277,099
New York REIT, Inc.	91,063	1,007,157
One Liberty Properties, Inc.	6,290	134,229
Owens Realty Mortgage, Inc.	8,362	162,641
Parkway Properties, Inc.	35,108	724,980
Pebblebrook Hotel Trust	31,889	1,178,617
Pennsylvania Real Estate Investment Trust	35,457	667,301
PennyMac Mortgage Investment Trust	35,722	783,741
Physicians Realty Trust	16,100	231,679
Potlatch Corp.	20,535	850,149
PS Business Parks, Inc.	9,958	831,393
QTS Realty Trust, Inc. - Class A (a)	6,344	181,629
RAIT Financial Trust (a)	42,801	353,964
Ramco-Gershenson Properties Trust	34,345	570,814
Redwood Trust, Inc. (a)	42,013	817,993
Resource Capital Corp. (a)	49,140	276,658
Retail Opportunity Investments Corp. (a)	34,893	548,867
Rexford Industrial Realty, Inc.	11,822	168,345
RLJ Lodging Trust	62,808	1,814,523
Rouse Properties, Inc. (a)	18,643	318,982
Ryman Hospitality Properties (a)	22,239	1,070,808
Sabra Health Care REIT, Inc.	24,140	693,059
Saul Centers, Inc.	4,164	202,370
Select Income REIT	18,245	540,782
Silver Bay Realty Trust Corp.	19,300	314,976
Sovran Self Storage, Inc.	16,549	1,278,410
STAG Industrial, Inc.	25,648	615,808
Starwood Waypoint Residential Trust (b)	19,398	508,422
Strategic Hotels & Resorts, Inc. (b)	121,191	1,419,147
Summit Hotel Properties, Inc.	40,984	434,430
Sun Communities, Inc.	20,575	1,025,458
Sunstone Hotel Investors, Inc.	93,140	1,390,580
Terreno Realty Corp.	16,734	323,468
Universal Health Realty Income Trust	6,109	265,619
Urstadt Biddle Properties, Inc. - Class A	13,207	275,762
Washington Real Estate Investment Trust (a)	33,712	875,838
Western Asset Mortgage Capital Corp.	20,929	296,564
Whitestone REIT (a)	9,513	141,839
Winthrop Realty Trust	15,621	239,782

		71,188,823

Real Estate Management & Development—0.5%
Alexander & Baldwin, Inc.	23,959	993,101
Altisource Asset Management Corp. (b)	760	549,526

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Altisource Portfolio Solutions S.A. (b)	7,187	$823,486
Consolidated-Tomoka Land Co.	2,461	112,960
Forestar Group, Inc. (b)	17,933	342,341
Kennedy-Wilson Holdings, Inc.	35,325	947,416
RE/MAX Holdings, Inc. - Class A	4,716	139,546
St. Joe Co. (The) (b)	31,148	792,094
Tejon Ranch Co. (a) (b)	7,566	243,550

		4,944,020

Road & Rail—0.6%
ArcBest Corp.	11,703	509,198
Celadon Group, Inc.	9,437	201,197
Heartland Express, Inc. (a)	26,840	572,766
Knight Transportation, Inc. (a)	29,563	702,712
Marten Transport, Ltd.	13,224	295,556
Patriot Transportation Holding, Inc. (a) (b)	3,479	121,661
Quality Distribution, Inc. (b)	11,883	176,581
Roadrunner Transportation Systems, Inc. (a) (b)	13,855	389,325
Saia, Inc. (b)	11,835	519,912
Swift Transportation Co. (b)	41,359	1,043,488
Werner Enterprises, Inc. (a)	23,073	611,665
YRC Worldwide, Inc. (a) (b)	14,785	415,606

		5,559,667

Semiconductors & Semiconductor Equipment—3.6%
Advanced Energy Industries, Inc. (b)	20,778	399,977
Alpha & Omega Semiconductor, Ltd. (b)	11,449	106,132
Ambarella, Inc. (a) (b)	14,300	445,874
Amkor Technology, Inc. (b)	42,324	473,182
Applied Micro Circuits Corp. (a) (b)	37,494	405,310
Axcelis Technologies, Inc. (b)	10,713	21,426
Brooks Automation, Inc.	36,289	390,833
Cabot Microelectronics Corp. (b)	12,507	558,438
Cavium, Inc. (a) (b)	26,390	1,310,527
Ceva, Inc. (a) (b)	13,754	203,147
Cirrus Logic, Inc. (a) (b)	30,584	695,480
Cohu, Inc.	11,848	126,774
Cypress Semiconductor Corp. (a) (b)	80,609	879,444
Diodes, Inc. (b)	18,315	530,402
Entegris, Inc. (b)	70,530	969,435
Entropic Communications, Inc. (a) (b)	15,888	52,907
Exar Corp. (b) (c)	20,123	227,390
Fairchild Semiconductor International, Inc. (b)	61,372	957,403
FormFactor, Inc. (b) (c)	27,182	226,154
GT Advanced Technologies, Inc. (a) (b)	68,436	1,272,910
Hittite Microwave Corp.	15,033	1,171,822
Inphi Corp. (b)	13,845	203,245
Integrated Device Technology, Inc. (b)	67,574	1,044,694
Integrated Silicon Solution, Inc. (b)	14,137	208,803
International Rectifier Corp. (b)	35,512	990,785
Intersil Corp. - Class A	65,241	975,353
IXYS Corp.	13,771	169,659
Kopin Corp. (a) (b)	4,938	16,098
Lattice Semiconductor Corp. (b)	61,578	508,019
M/A-COM Technology Solutions Holdings, Inc. (b)	6,053	136,071
MaxLinear, Inc. - Class A (b)	12,849	129,389

Semiconductors & Semiconductor Equipment—(Continued)
Micrel, Inc.	25,489	287,516
Microsemi Corp. (b)	47,110	1,260,664
MKS Instruments, Inc.	27,174	848,916
Monolithic Power Systems, Inc.	18,931	801,728
Nanometrics, Inc. (a) (b)	12,771	233,071
NVE Corp. (b)	2,605	144,812
OmniVision Technologies, Inc. (b)	26,397	580,206
PDF Solutions, Inc. (b)	13,439	285,176
Photronics, Inc. (a) (b)	30,362	261,113
PLX Technology, Inc. (b)	23,066	149,237
PMC - Sierra, Inc. (b)	85,553	651,058
Power Integrations, Inc.	14,941	859,705
QuickLogic Corp. (b)	28,589	147,805
Rambus, Inc. (a) (b)	59,232	847,018
RF Micro Devices, Inc. (a) (b)	144,045	1,381,392
Rubicon Technology, Inc. (a) (b)	11,956	104,615
Rudolph Technologies, Inc. (b)	18,288	180,685
Semtech Corp. (b)	34,355	898,383
Silicon Image, Inc. (b)	23,099	116,419
Silicon Laboratories, Inc. (b)	21,331	1,050,552
Spansion, Inc. - Class A (b)	29,804	627,970
Synaptics, Inc. (a) (b)	17,633	1,598,255
Tessera Technologies, Inc.	27,229	601,216
TriQuint Semiconductor, Inc. (b) (c)	83,225	1,315,787
Ultra Clean Holdings, Inc. (b)	13,513	122,293
Ultratech, Inc. (a) (b)	13,618	302,047
Veeco Instruments, Inc. (a) (b)	20,425	761,035
Xcerra Corp. (b)	26,473	240,904

		32,466,661

Software—3.7%
ACI Worldwide, Inc. (b)	18,578	1,037,210
Actuate Corp. (b)	3,449	16,452
Advent Software, Inc.	25,347	825,552
American Software, Inc. - Class A	12,761	126,079
Aspen Technology, Inc. (b) (c)	44,793	2,078,395
AVG Technologies NV (b)	17,393	350,121
Barracuda Networks, Inc. (b)	4,133	128,206
Blackbaud, Inc.	23,345	834,350
Bottomline Technologies de, Inc. (a) (b)	19,170	573,566
BroadSoft, Inc. (a) (b)	14,701	387,959
Callidus Software, Inc. (a) (b)	20,244	241,713
Cinedigm Corp. - Class A (b)	40,501	100,847
CommVault Systems, Inc. (b)	23,645	1,162,625
Compuware Corp.	107,808	1,077,002
Comverse, Inc. (b)	11,872	316,745
Digimarc Corp.	3,564	116,186
Ebix, Inc. (a)	16,296	233,196
Ellie Mae, Inc. (a) (b)	13,561	422,154
EPIQ Systems, Inc.	17,942	252,085
ePlus, Inc. (a) (b)	2,282	132,812
Fair Isaac Corp.	16,743	1,067,534
FleetMatics Group plc (a) (b)	18,434	596,156
Gigamon, Inc. (b)	12,234	234,159
Glu Mobile, Inc. (a) (b)	35,393	176,965
Guidewire Software, Inc. (a) (b)	33,292	1,353,653

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Imperva, Inc. (a) (b)	10,304	$269,759
Infoblox, Inc. (b)	27,141	356,904
Interactive Intelligence Group, Inc. (a) (b)	7,901	443,483
Jive Software, Inc. (a) (b)	20,334	173,042
Kofax, Ltd. (b)	43,094	370,608
Manhattan Associates, Inc. (b)	36,621	1,260,861
Mentor Graphics Corp.	48,583	1,047,935
MicroStrategy, Inc. - Class A (b)	4,507	633,774
Model N, Inc. (b)	10,136	112,003
Monotype Imaging Holdings, Inc.	21,574	607,740
NetScout Systems, Inc. (b)	19,351	858,023
Pegasystems, Inc.	16,572	350,001
Progress Software Corp. (b)	25,065	602,563
Proofpoint, Inc. (a) (b)	18,243	683,383
PROS Holdings, Inc. (a) (b)	10,832	286,398
QLIK Technologies, Inc. (b)	46,199	1,045,021
Qualys, Inc. (a) (b)	10,117	259,703
Rally Software Development Corp. (b)	12,922	140,721
RealPage, Inc. (a) (b)	23,771	534,372
Rosetta Stone, Inc. (b)	11,933	115,989
Sapiens International Corp. NV (b)	13,011	104,088
SeaChange International, Inc. (b)	15,237	122,048
Silver Spring Networks, Inc. (b)	17,691	235,821
SS&C Technologies Holdings, Inc. (b)	33,357	1,475,047
Synchronoss Technologies, Inc. (a) (b)	17,427	609,248
Take-Two Interactive Software, Inc. (b)	48,576	1,080,330
Tangoe, Inc. (a) (b)	19,395	292,089
TiVo, Inc. (b)	56,205	725,607
Tyler Technologies, Inc. (b)	15,971	1,456,715
Ultimate Software Group, Inc. (The) (b)	13,861	1,915,174
VASCO Data Security International, Inc. (b)	15,031	174,360
Verint Systems, Inc. (b)	26,550	1,302,277
VirnetX Holding Corp. (a) (b)	22,272	392,210
Vringo, Inc. (a) (b)	8,981	30,715
Zendesk, Inc. (b)	8,980	156,072

		34,065,806

Specialty Retail—3.0%
Aeropostale, Inc. (a) (b)	14,572	50,856
America’s Car-Mart, Inc. (a) (b)	3,580	141,589
American Eagle Outfitters, Inc.	95,976	1,076,851
ANN, Inc. (b)	23,714	975,594
Asbury Automotive Group, Inc. (b)	15,706	1,079,630
Barnes & Noble, Inc. (a) (b)	20,590	469,246
Big 5 Sporting Goods Corp.	10,090	123,804
Brown Shoe Co., Inc.	20,256	579,524
Buckle, Inc. (The) (a)	14,188	629,380
Cato Corp. (The) - Class A (a)	14,157	437,451
Children’s Place, Inc. (The) (a)	10,765	534,267
Christopher & Banks Corp. (b)	19,194	168,139
Citi Trends, Inc. (b)	8,551	183,504
Conn’s, Inc. (a) (b)	13,796	681,384
Container Store Group, Inc. (The) (a) (b)	8,770	243,631
Destination Maternity Corp.	7,452	169,682
Express, Inc. (b)	42,861	729,923
Finish Line, Inc. (The) - Class A	24,015	714,206

Specialty Retail—(Continued)
Five Below, Inc. (a) (b)	26,805	1,069,788
Francesca’s Holdings Corp. (b)	22,196	327,169
Genesco, Inc. (a) (b)	11,779	967,409
Group 1 Automotive, Inc. (a)	11,970	1,009,191
Guess?, Inc.	30,485	823,095
Haverty Furniture Cos., Inc.	10,391	261,126
Hibbett Sports, Inc. (a) (b)	12,576	681,242
Kirkland’s, Inc. (a) (b)	9,307	172,645
Lithia Motors, Inc. - Class A	11,200	1,053,584
Lumber Liquidators Holdings, Inc. (a) (b)	13,856	1,052,363
MarineMax, Inc. (b)	12,696	212,531
Mattress Firm Holding Corp. (a) (b)	8,372	399,763
Men’s Wearhouse, Inc. (The)	24,177	1,349,077
Monro Muffler Brake, Inc.	16,141	858,540
Office Depot, Inc. (a) (b)	263,053	1,496,772
Outerwall, Inc. (a) (b)	10,490	622,581
Pep Boys-Manny Moe & Jack (The) (b)	28,658	328,421
Pier 1 Imports, Inc. (a)	47,023	724,624
Rent-A-Center, Inc. (a)	26,759	767,448
Restoration Hardware Holdings, Inc. (a) (b)	15,345	1,427,852
Sears Hometown and Outlet Stores, Inc. (b)	4,481	96,207
Select Comfort Corp. (b)	27,441	566,931
Shoe Carnival, Inc. (a)	8,227	169,888
Sonic Automotive, Inc. - Class A	18,792	501,371
Stage Stores, Inc. (a)	16,362	305,806
Stein Mart, Inc.	15,504	215,351
Tile Shop Holdings, Inc. (a) (b)	14,624	223,601
Vitamin Shoppe, Inc. (a) (b)	15,659	673,650
Zumiez, Inc. (a) (b)	11,433	315,436

		27,662,123

Technology Hardware, Storage & Peripherals—0.5%
Cray, Inc. (a) (b)	20,870	555,142
Dot Hill Systems Corp. (b)	31,081	146,081
Eastman Kodak Co. (b)	11,014	269,512
Electronics for Imaging, Inc. (b)	23,486	1,061,567
Fusion-io, Inc. (b)	53,333	602,663
Immersion Corp. (a) (b)	16,446	209,193
Intevac, Inc. (b)	12,664	101,438
Nimble Storage, Inc. (b)	4,797	147,364
QLogic Corp. (b)	44,263	446,614
Quantum Corp. (a) (b)	35,499	43,309
Silicon Graphics International Corp. (a) (b)	18,071	173,843
Super Micro Computer, Inc. (b)	17,788	449,503
Violin Memory, Inc. (b)	40,996	181,612

		4,387,841

Textiles, Apparel & Luxury Goods—1.0%
Columbia Sportswear Co.	6,412	529,952
Crocs, Inc. (b) (c)	43,218	649,566
G-III Apparel Group, Ltd. (a) (b)	9,377	765,726
Iconix Brand Group, Inc. (a) (b)	23,416	1,005,483
Movado Group, Inc.	10,013	417,242
Oxford Industries, Inc. (a)	7,658	510,559
Perry Ellis International, Inc. (b)	7,318	127,626
Quiksilver, Inc. (a) (b)	40,589	145,309

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Sequential Brands Group, Inc. (b)	12,654	$174,752
Skechers USA, Inc. - Class A (b)	20,341	929,584
Steven Madden, Ltd. (b)	28,585	980,465
Tumi Holdings, Inc. (a) (b)	24,156	486,260
Unifi, Inc. (b)	7,892	217,267
Vera Bradley, Inc. (a) (b)	10,263	224,452
Vince Holding Corp. (b)	5,176	189,545
Wolverine World Wide, Inc. (a)	50,526	1,316,707

		8,670,495

Thrifts & Mortgage Finance—1.7%
Astoria Financial Corp.	45,199	607,927
Banc of California, Inc. (a)	13,438	146,474
Bank Mutual Corp.	8,841	51,278
BankFinancial Corp. (a)	12,038	134,344
Beneficial Mutual Bancorp, Inc. (b)	18,913	256,460
Berkshire Hills Bancorp, Inc.	13,053	303,091
BofI Holding, Inc. (a) (b)	7,041	517,302
Brookline Bancorp, Inc.	37,158	348,170
Capitol Federal Financial, Inc. (a)	75,011	912,134
Charter Financial Corp. (a)	12,347	137,052
Clifton Bancorp, Inc.	13,646	172,895
Dime Community Bancshares, Inc.	15,501	244,761
Essent Group, Ltd. (a) (b)	20,744	416,747
EverBank Financial Corp. (a)	44,827	903,712
Federal Agricultural Mortgage Corp. - Class C	5,480	170,318
First Defiance Financial Corp.	5,038	144,591
Flagstar Bancorp, Inc. (b)	9,133	165,307
Fox Chase Bancorp, Inc.	7,539	127,108
Franklin Financial Corp. (a) (b)	7,196	156,153
Home Loan Servicing Solutions, Ltd. (a)	36,012	818,553
HomeStreet, Inc. (a)	6,935	127,396
Kearny Financial Corp. (a) (b)	8,068	122,150
Ladder Capital Corp. - Class A (b)	11,185	202,113
Meridian Interstate Bancorp, Inc. (b)	4,638	119,104
Meta Financial Group, Inc.	3,308	132,320
MGIC Investment Corp. (a) (b)	164,487	1,519,860
NMI Holdings, Inc. - Class A (b)	30,077	315,808
Northfield Bancorp, Inc.	29,861	391,478
Northwest Bancshares, Inc.	51,071	693,033
OceanFirst Financial Corp.	6,649	110,107
Oritani Financial Corp.	22,475	345,890
PennyMac Financial Services, Inc. - Class A (b)	8,785	133,444
Provident Financial Services, Inc.	31,811	550,966
Radian Group, Inc. (a)	96,642	1,431,268
Stonegate Mortgage Corp. (b)	7,629	106,425
TrustCo Bank Corp. (a)	35,914	239,906
United Community Financial Corp. (b)	5,165	21,331
United Financial Bancorp, Inc.	28,056	380,159
Walker & Dunlop, Inc. (b)	8,778	123,858
Washington Federal, Inc.	49,752	1,115,937
Waterstone Financial, Inc.	17,578	200,565
WSFS Financial Corp.	4,212	310,298

		15,427,793

Tobacco—0.1%
Alliance One International, Inc. (b)	9,132	22,830
Universal Corp. (a)	12,065	667,798
Vector Group, Ltd. (a)	31,751	656,610

		1,347,238

Trading Companies & Distributors—0.9%
Aceto Corp.	12,889	233,806
Aircastle, Ltd.	34,426	611,750
Applied Industrial Technologies, Inc.	21,259	1,078,469
Beacon Roofing Supply, Inc. (b)	24,991	827,702
CAI International, Inc. (b)	7,804	171,766
DXP Enterprises, Inc. (b)	6,409	484,136
H&E Equipment Services, Inc. (b)	14,207	516,282
Houston Wire & Cable Co.	10,450	129,685
Kaman Corp.	14,024	599,246
Rush Enterprises, Inc. - Class A (a) (b)	17,833	618,270
Stock Building Supply Holdings, Inc. (b)	7,700	151,921
TAL International Group, Inc. (a) (b)	16,976	753,055
Textainer Group Holdings, Ltd. (a)	10,746	415,011
Titan Machinery, Inc. (a) (b)	8,967	147,597
Watsco, Inc.	12,890	1,324,576

		8,063,272

Transportation Infrastructure—0.1%
Wesco Aircraft Holdings, Inc. (a) (b)	25,919	517,343

Water Utilities—0.2%
American States Water Co.	19,788	657,555
California Water Service Group	24,670	597,014
Connecticut Water Service, Inc.	4,766	161,424
Middlesex Water Co.	7,497	158,787
SJW Corp.	7,394	201,117
York Water Co. (a)	6,695	139,390

		1,915,287

Wireless Telecommunication Services—0.1%
NTELOS Holdings Corp. (a)	7,785	97,001
RingCentral, Inc. - Class A (b)	14,216	215,088
Shenandoah Telecommunications Co. (a)	12,542	382,030
USA Mobility, Inc.	11,723	180,534

		874,653

Total Common Stocks (Cost $608,043,702)		855,275,332

Investment Company Security—3.1%
iShares Russell 2000 Index Fund (a) (Cost $26,376,701)	232,800	27,658,968

Warrant—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Expires 04/15/16 (a) (b) (d) (Cost $0)	8,794	0

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Right—0.0%

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. (b) (d) (f) (Cost $69,262)	27,485	$69,262

Short-Term Investments—29.7%

Discount Notes—2.6%
Federal Home Loan Bank
0.051%, 07/16/14 (e)	3,725,000	3,724,921
0.051%, 08/27/14 (e)	2,600,000	2,599,788
0.069%, 09/26/14 (e)	1,600,000	1,599,732
0.077%, 10/24/14 (e)	3,975,000	3,974,020
Federal Home Loan Mortgage Corp.
0.090%, 09/04/14 (e)	11,675,000	11,673,108

		23,571,569

Mutual Fund—27.1%
State Street Navigator Securities Lending MET Portfolio (g)	246,622,784	246,622,784

Total Short-Term Investments (Cost $270,194,353)		270,194,353

Total Investments—126.9% (Cost $904,684,018) (h)		1,153,197,915
Other assets and liabilities (net)—(26.9)%		(244,625,769)

Net Assets—100.0%		$908,572,146

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $226,343,857 and the collateral received consisted of cash in the amount of $246,622,784 and non-cash collateral with a value of $994,887. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2014, the market value of securities pledged was $3,385,597.
(d)	Illiquid security. As of June 30, 2014, these securities represent 0.0% of net assets.
(e)	The rate shown represents current yield to maturity.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, this security represents 0.0% of net assets.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	As of June 30, 2014, the aggregate cost of investments was $904,684,018. The aggregate unrealized appreciation and depreciation of investments were $281,235,430 and $(32,721,533), respectively, resulting in net unrealized appreciation of $248,513,897.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	09/19/14	197	USD	22,914,202	$534,708

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$855,275,332	$—	$—	$855,275,332
Total Investment Company Security	27,658,968	—	—	27,658,968
Total Warrant*	0	—	—	0
Total Right	—	—	69,262	69,262
Short-Term Investments
Discount Notes	—	23,571,569	—	23,571,569
Mutual Fund	246,622,784	—	—	246,622,784
Total Short-Term Investments	246,622,784	23,571,569	—	270,194,353
Total Investments	$1,129,557,084	$23,571,569	$69,262	$1,153,197,915

Collateral for securities loaned (Liability)	$—	$(246,622,784)	$—	$(246,622,784)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$534,708	$—	$—	$534,708

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation	Purchases	Balance as of June 30, 2014	Change in Unrealized Appreciation from Investments Still Held at June 30, 2014
Rights
Wireless Telecommunication Services	$—	$0	$69,262	$69,262	$0

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,153,197,915
Cash	28,391
Receivable for:
Investments sold	87,605,100
Fund shares sold	705,563
Dividends	906,659
Variation margin on futures contracts	163,510

Total Assets	1,242,607,138
Liabilities
Collateral for securities loaned	246,622,784
Payables for:
Investments purchased	86,425,762
Fund shares redeemed	547,183
Accrued expenses:
Management fees	181,582
Distribution and service fees	86,262
Deferred trustees’ fees	55,412
Other expenses	116,007

Total Liabilities	334,034,992

Net Assets	$908,572,146

Net assets consist of:
Paid in surplus	$614,624,362
Undistributed net investment income	4,827,291
Accumulated net realized gain	40,071,844
Unrealized appreciation on investments, futures contracts and foreign currency transactions	249,048,649

Net Assets	$908,572,146

Net Assets
Class A	$496,064,817
Class B	240,846,914
Class E	29,945,731
Class G	141,714,684
Capital Shares Outstanding*
Class A	25,111,152
Class B	12,421,236
Class E	1,522,982
Class G	7,329,624
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.75
Class B	19.39
Class E	19.66
Class G	19.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $904,684,018.
(b)	Includes securities loaned at value of $226,343,857.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$6,017,454
Interest	7,300
Securities lending income	975,330

Total investment income	7,000,084
Expenses
Management fees	1,095,440
Administration fees	10,365
Custodian and accounting fees	56,825
Distribution and service fees—Class B	289,713
Distribution and service fees—Class E	22,053
Distribution and service fees—Class G	205,469
Audit and tax services	16,967
Legal	13,588
Trustees’ fees and expenses	17,230
Shareholder reporting	87,244
Insurance	2,475
Miscellaneous	26,080

Total expenses	1,843,449
Less management fee waiver	(9,511)

Net expenses	1,833,938

Net Investment Income	5,166,146

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	44,220,057
Futures contracts	1,455,228
Foreign currency transactions	341

Net realized gain	45,675,626

Net change in unrealized appreciation (depreciation) on:
Investments	(22,411,071)
Futures contracts	(712,940)
Foreign currency transactions	44

Net change in unrealized depreciation	(23,123,967)

Net realized and unrealized gain	22,551,659

Net Increase in Net Assets From Operations	$27,717,805

(a)	Net of foreign withholding taxes of $3,617.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,166,146	$8,288,446
Net realized gain	45,675,626	49,695,385
Net change in unrealized appreciation (depreciation)	(23,123,967)	193,039,235

Increase in net assets from operations	27,717,805	251,023,066

From Distributions to Shareholders
Net investment income
Class A	(5,529,382)	(6,573,953)
Class B	(2,181,006)	(2,873,317)
Class E	(299,757)	(406,777)
Class G	(1,285,279)	(1,391,711)
Net realized capital gains
Class A	(10,714,714)	0
Class B	(5,253,695)	0
Class E	(663,422)	0
Class G	(3,130,624)	0

Total distributions	(29,057,879)	(11,245,758)

Increase (decrease) in net assets from capital share transactions	14,473,999	(11,227,054)

Total increase in net assets	13,133,925	228,550,254

Net Assets
Beginning of period	895,438,221	666,887,967

End of period	$908,572,146	$895,438,221

Undistributed net investment income
End of period	$4,827,291	$8,956,569

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,569,898	$50,624,086	4,227,274	$71,959,396
Reinvestments	879,011	16,244,096	431,362	6,573,953
Redemptions	(2,826,185)	(55,530,871)	(5,376,472)	(91,266,242)

Net increase (decrease)	622,724	$11,337,311	(717,836)	$(12,732,893)

Class B
Sales	690,186	$13,132,778	1,525,782	$25,652,777
Reinvestments	409,626	7,434,701	191,810	2,873,317
Redemptions	(921,629)	(17,673,254)	(2,470,791)	(41,465,694)

Net increase (decrease)	178,183	$2,894,225	(753,199)	$(12,939,600)

Class E
Sales	148,265	$2,877,133	232,358	$4,024,631
Reinvestments	52,347	963,179	26,797	406,777
Redemptions	(230,211)	(4,424,438)	(480,266)	(8,259,524)

Net decrease	(29,599)	$(584,126)	(221,111)	$(3,828,116)

Class G
Sales	600,376	$11,366,755	2,240,269	$38,047,111
Reinvestments	243,973	4,415,903	93,091	1,391,711
Redemptions	(793,254)	(14,956,069)	(1,274,577)	(21,165,267)

Net increase	51,095	$826,589	1,058,783	$18,273,555

Increase (decrease) derived from capital shares transactions		$14,473,999		$(11,227,054)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.83		$14.56	$12.66	$13.33	$10.61	$8.89

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.20	0.28	0.15	0.14	0.13
Net realized and unrealized gain (loss) on investments	0.47		5.33	1.78	(0.68)	2.71	2.04

Total from investment operations	0.59		5.53	2.06	(0.53)	2.85	2.17

Less Distributions
Distributions from net investment income	(0.23)		(0.26)	(0.16)	(0.14)	(0.13)	(0.19)
Distributions from net realized capital gains	(0.44)		0.00	0.00	0.00	0.00	(0.26)

Total distributions	(0.67)		(0.26)	(0.16)	(0.14)	(0.13)	(0.45)

Net Asset Value, End of Period	$19.75		$19.83	$14.56	$12.66	$13.33	$10.61

Total Return (%) (b)	3.16	(c)	38.55	16.35	(4.10)	26.92	26.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	(d)	0.31	0.33	0.31	0.32	0.35
Net ratio of expenses to average net assets (%) (e)	0.30	(d)	0.31	0.33	0.31	0.31	0.34
Ratio of net investment income to average net assets (%)	1.30	(d)	1.18	2.01	1.12	1.24	1.47
Portfolio turnover rate (%)	16	(c)	25	26	25	26	27
Net assets, end of period (in millions)	$496.1		$485.5	$366.9	$350.3	$406.2	$349.0

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.45		$14.29	$12.43	$13.09	$10.43	$8.74

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.16	0.24	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.46		5.23	1.75	(0.66)	2.65	2.00

Total from investment operations	0.56		5.39	1.99	(0.55)	2.76	2.11

Less Distributions
Distributions from net investment income	(0.18)		(0.23)	(0.13)	(0.11)	(0.10)	(0.16)
Distributions from net realized capital gains	(0.44)		0.00	0.00	0.00	0.00	(0.26)

Total distributions	(0.62)		(0.23)	(0.13)	(0.11)	(0.10)	(0.42)

Net Asset Value, End of Period	$19.39		$19.45	$14.29	$12.43	$13.09	$10.43

Total Return (%) (b)	3.08	(c)	38.18	16.05	(4.29)	26.58	25.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(d)	0.56	0.58	0.56	0.57	0.60
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.56	0.58	0.56	0.56	0.59
Ratio of net investment income to average net assets (%)	1.05	(d)	0.93	1.77	0.89	1.00	1.20
Portfolio turnover rate (%)	16	(c)	25	26	25	26	27
Net assets, end of period (in millions)	$240.8		$238.1	$185.7	$168.0	$174.7	$140.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.72		$14.48	$12.60	$13.26	$10.57	$8.85

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.17	0.25	0.13	0.12	0.12
Net realized and unrealized gain (loss) on investments	0.47		5.31	1.77	(0.67)	2.68	2.03

Total from investment operations	0.58		5.48	2.02	(0.54)	2.80	2.15

Less Distributions
Distributions from net investment income	(0.20)		(0.24)	(0.14)	(0.12)	(0.11)	(0.17)
Distributions from net realized capital gains	(0.44)		0.00	0.00	0.00	0.00	(0.26)

Total distributions	(0.64)		(0.24)	(0.14)	(0.12)	(0.11)	(0.43)

Net Asset Value, End of Period	$19.66		$19.72	$14.48	$12.60	$13.26	$10.57

Total Return (%) (b)	3.13	(c)	38.35	16.10	(4.16)	26.60	25.86
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	(d)	0.46	0.48	0.46	0.47	0.50
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.46	0.48	0.46	0.46	0.49
Ratio of net investment income to average net assets (%)	1.14	(d)	1.03	1.85	0.96	1.08	1.30
Portfolio turnover rate (%)	16	(c)	25	26	25	26	27
Net assets, end of period (in millions)	$29.9		$30.6	$25.7	$25.1	$32.6	$29.9

	Class G
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$19.40		$14.26	$12.41	$13.07	$10.41	$7.84

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.15	0.24	0.11	0.12	0.08
Net realized and unrealized gain (loss) on investments	0.46		5.22	1.73	(0.66)	2.64	2.49

Total from investment operations	0.55		5.37	1.97	(0.55)	2.76	2.57

Less Distributions
Distributions from net investment income	(0.18)		(0.23)	(0.12)	(0.11)	(0.10)	0.00
Distributions from net realized capital gains	(0.44)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.62)		(0.23)	(0.12)	(0.11)	(0.10)	0.00

Net Asset Value, End of Period	$19.33		$19.40	$14.26	$12.41	$13.07	$10.41

Total Return (%) (b)	3.02	(c)	38.12	15.94	(4.33)	26.54	32.78	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.61	0.63	0.61	0.62	0.65	(d)
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.61	0.63	0.61	0.61	0.64	(d)
Ratio of net investment income to average net assets (%)	1.00	(d)	0.89	1.81	0.88	1.09	1.24	(d)
Portfolio turnover rate (%)	16	(c)	25	26	25	26	27
Net assets, end of period (in millions)	$141.7		$141.2	$88.7	$61.5	$41.2	$9.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-27

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-28

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), real estate investment trust (REIT) adjustments, partnership basis adjustments, and return of capital dividends. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high- quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MSF-29

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts* (a)	$534,708

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,455,228

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(712,940)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,700

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MSF-30

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$135,810,315	$0	$143,396,713

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2014 were $1,095,440.

MSF-31

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows::

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2014 were $156,247.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-32

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$11,245,758	$6,770,218	$—	$—	$11,245,758	$6,770,218

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,509,767	$19,575,039	$266,251,606	$—	$—	$295,336,412

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $31,464,592.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-33

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 2.87%, 2.74%, and 2.82%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 6.31%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the second quarter of 2014, adding to first-quarter gains and lifting large-cap indexes to new highs in June. Equities climbed amid signs that the economy was recovering from the economic contraction in the first quarter, which was driven in part by unusually harsh winter weather. Corporate merger and acquisition activity was also encouraging, as were signs that Russia wants to de-escalate tensions with Ukraine. Investors were undeterred by the Federal Reserve’s continued tapering of its asset purchases and by rising oil prices late in the quarter in response to a sharp increase in sectarian violence in Iraq.

As measured by the various Russell indexes, mid- and large-cap stocks outperformed their small-cap counterparts by a wide margin, while value stocks outpaced growth across all capitalization levels, particularly among mid-caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index for the six-month period. Broadly speaking, stock selection accounted for the majority of underperformance, and sector allocation hurt as well.

Information Technology proved to be the greatest detractor, due to stock choices that included MasterCard, Visa, and Apple. A combination of foreign exchange headwinds and slowing cross-border transaction volume weighed on both MasterCard and Visa. Our limited exposure to Apple proved detrimental as shares soared in anticipation of new product cycles as well as plans for increased buybacks and dividends and a stock split.

Among Information Technology names, we favored areas where business spending is shifting, such as data infrastructure, cloud computing, and business services. During the period, we moderated the Portfolio’s exposure to mobile computing devices in the face of maturing consumer tablet and smartphone markets that are struggling to compete simultaneously in pricing and innovation.

In Energy, stock selection and an underweight both held back relative results. Energy was the best-performing sector in the benchmark owing to resilient energy prices and news that the U.S. government will allow limited crude oil exports, making our relatively low levels of exposure disadvantageous. The Portfolio’s position in Range Resources also hurt, as the company missed earnings estimates due to decreased oil and natural gas production.

Technological improvements in the Energy sector have led to solid oil and gas production growth in the U.S. During the period, we were finding attractive opportunities in exploration and production companies, with a focus on domestic shale formations.

On the positive side, the Portfolio received a boost from its stock selection in Health Care, most notably McKesson, Vertex Pharmaceuticals, and IDEXX Laboratories. McKesson benefited from continued strength in generic drug pricing and completed an acquisition that will expand its global reach while securing a drug distribution deal with a major U.S. pharmacy chain. Favorable trial results boosted Vertex Pharmaceuticals, while shares in IDEXX Laboratories rose on increased demand for its veterinary medicine-related products.

In Health Care, we continued to invest in biotechnology companies with promising new treatments poised for commercial success. We were also finding opportunities to take advantage of broader industry trends, such as greater availability of insurance coverage, increasing access to generic drugs, and cost-saving distribution methods.

Joseph Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	2.87	28.71	19.63	8.82
Class B	2.74	28.34	19.33	8.54
Class E	2.82	28.53	19.45	8.65
Russell 1000 Growth Index	6.31	26.92	19.24	8.20

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Amazon.com, Inc.	4.3
Priceline Group, Inc. (The)	3.3
Google, Inc. - Class A	3.1
Google, Inc. - Class C	3.1
Gilead Sciences, Inc.	3.0
Visa, Inc. - Class A	2.7
MasterCard, Inc. - Class A	2.1
Precision Castparts Corp.	2.1
Biogen Idec, Inc.	2.0
McKesson Corp.	2.0

Top Sectors

% of Net Assets
Consumer Discretionary	27.5
Information Technology	23.5
Health Care	15.3
Industrials	13.8
Financials	7.9
Energy	3.7
Consumer Staples	3.3
Materials	3.3
Telecommunication Services	1.0

MSF-2

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.58%	$1,000.00	$1,028.70	$2.92
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

Class B(a)	Actual	0.83%	$1,000.00	$1,027.40	$4.17
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class E(a)	Actual	0.73%	$1,000.00	$1,028.20	$3.67
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.6%
Boeing Co. (The)	281,400	$35,802,522
Precision Castparts Corp.	202,280	51,055,472
United Technologies Corp.	224,300	25,895,435

		112,753,429

Air Freight & Logistics—0.6%
FedEx Corp.	98,100	14,850,378

Airlines—2.2%
American Airlines Group, Inc. (a)	761,900	32,731,224
Delta Air Lines, Inc.	245,900	9,521,248
United Continental Holdings, Inc. (a)	275,800	11,327,106

		53,579,578

Auto Components—0.7%
Delphi Automotive plc	263,300	18,099,242

Automobiles—1.0%
Harley-Davidson, Inc.	133,000	9,290,050
Tesla Motors, Inc. (a) (b)	66,490	15,961,589

		25,251,639

Beverages—1.0%
PepsiCo, Inc.	269,200	24,050,328

Biotechnology—8.8%
Alexion Pharmaceuticals, Inc. (a)	161,340	25,209,375
Biogen Idec, Inc. (a)	159,990	50,446,447
Celgene Corp. (a)	289,634	24,873,768
Gilead Sciences, Inc. (a)	899,000	74,536,090
Incyte Corp., Ltd. (a)	182,500	10,300,300
Pharmacyclics, Inc. (a) (b)	87,200	7,822,712
Regeneron Pharmaceuticals, Inc. (a)	30,150	8,516,470
Vertex Pharmaceuticals, Inc. (a)	179,500	16,995,060

		218,700,222

Capital Markets—2.6%
BlackRock, Inc.	39,400	12,592,240
Invesco, Ltd.	293,388	11,075,397
Morgan Stanley	462,700	14,959,091
State Street Corp.	194,400	13,075,344
TD Ameritrade Holding Corp.	414,900	13,007,115

		64,709,187

Chemicals—2.9%
Ecolab, Inc.	237,800	26,476,652
FMC Corp.	17,200	1,224,468
Praxair, Inc.	114,650	15,230,106
Sherwin-Williams Co. (The)	143,020	29,592,268

		72,523,494

Commercial Services & Supplies—0.8%
Tyco International, Ltd.	405,200	18,477,120

Communications Equipment—0.2%
QUALCOMM, Inc.	76,500	6,058,800

Construction Materials—0.3%
Martin Marietta Materials, Inc. (b)	63,800	8,424,790

Consumer Finance—0.9%
American Express Co.	241,100	22,873,157

Diversified Financial Services—0.4%
Intercontinental Exchange, Inc.	53,108	10,032,101

Food & Staples Retailing—1.7%
Costco Wholesale Corp.	123,800	14,256,808
CVS Caremark Corp.	331,400	24,977,618
Whole Foods Market, Inc.	66,100	2,553,443

		41,787,869

Food Products—0.3%
Nestle S.A.	82,929	6,425,584

Health Care Equipment & Supplies—1.1%
IDEXX Laboratories, Inc. (a)	74,200	9,910,894
Intuitive Surgical, Inc. (a) (b)	44,400	18,283,920

		28,194,814

Health Care Providers & Services—3.3%
Humana, Inc.	109,213	13,948,684
McKesson Corp.	270,300	50,332,563
UnitedHealth Group, Inc.	206,800	16,905,900

		81,187,147

Hotels, Restaurants & Leisure—6.3%
Chipotle Mexican Grill, Inc. (a)	38,200	22,633,882
Las Vegas Sands Corp.	399,800	30,472,756
MGM Resorts International (a)	765,200	20,201,280
Starbucks Corp.	475,200	36,770,976
Starwood Hotels & Resorts Worldwide, Inc.	150,000	12,123,000
Wynn Macau, Ltd.	3,096,800	12,188,630
Wynn Resorts, Ltd.	107,300	22,271,188

		156,661,712

Household Durables—0.8%
D.R. Horton, Inc.	385,400	9,473,132
Lennar Corp. - Class A (b)	221,600	9,302,768

		18,775,900

Industrial Conglomerates—3.0%
Danaher Corp.	620,400	48,844,092
Roper Industries, Inc.	169,340	24,725,334

		73,569,426

Internet & Catalog Retail—9.9%
Amazon.com, Inc. (a)	330,705	107,406,370
Ctrip.com International, Ltd. (ADR) (a)	299,600	19,186,384

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—(Continued)
Netflix, Inc. (a)	59,400	$26,171,640
Priceline Group, Inc. (The) (a)	67,740	81,491,220
Vipshop Holdings, Ltd. (ADR) (a)	54,700	10,269,378

		244,524,992

Internet Software & Services—10.8%
Akamai Technologies, Inc. (a)	145,100	8,859,806
Baidu, Inc. (ADR) (a)	177,790	33,212,950
Facebook, Inc. - Class A (a)	512,900	34,513,041
Google, Inc. - Class A (a)	131,270	76,749,631
Google, Inc. - Class C (a)	132,870	76,437,454
LinkedIn Corp. - Class A (a)	92,620	15,881,551
NAVER Corp.	14,770	12,221,371
Tencent Holdings, Ltd.	630,585	9,667,131

		267,542,935

IT Services—5.7%
Cognizant Technology Solutions Corp. - Class A (a)	262,800	12,853,548
Fiserv, Inc. (a)	158,600	9,566,752
MasterCard, Inc. - Class A	706,400	51,899,208
Visa, Inc. - Class A	312,430	65,832,125

		140,151,633

Machinery—0.8%
Flowserve Corp.	73,400	5,457,290
Wabtec Corp.	181,200	14,965,308

		20,422,598

Media—1.8%
Charter Communications, Inc. - Class A (a)	28,300	4,482,154
Twenty-First Century Fox, Inc. - Class A	587,600	20,654,140
Walt Disney Co. (The)	223,946	19,201,130

		44,337,424

Multiline Retail—0.2%
Dollar Tree, Inc. (a)	105,800	5,761,868

Oil, Gas & Consumable Fuels—3.7%
Concho Resources, Inc. (a)	95,500	13,799,750
Continental Resources, Inc. (a) (b)	53,800	8,502,552
EQT Corp.	145,900	15,596,710
Pioneer Natural Resources Co.	142,560	32,761,714
Range Resources Corp.	241,758	21,020,858

		91,681,584

Personal Products—0.4%
Estee Lauder Cos., Inc. (The) - Class A	138,600	10,292,436

Pharmaceuticals—2.1%
Allergan, Inc.	129,400	21,897,068
Valeant Pharmaceuticals International, Inc. (a)	231,000	29,133,720

		51,030,788

Real Estate Investment Trusts—3.9%
American Tower Corp.	522,400	47,005,552
Crown Castle International Corp.	674,478	50,086,736

		97,092,288

Road & Rail—1.3%
J.B. Hunt Transport Services, Inc.	86,900	6,411,482
Kansas City Southern	196,700	21,147,217
Union Pacific Corp.	43,680	4,357,080

		31,915,779

Semiconductors & Semiconductor Equipment—0.7%
ASML Holding NV (b)	193,700	18,066,399

Software—3.6%
NetSuite, Inc. (a) (b)	108,200	9,400,416
Red Hat, Inc. (a)	251,100	13,878,297
Salesforce.com, Inc. (a)	552,560	32,092,685
ServiceNow, Inc. (a) (b)	188,500	11,679,460
VMware, Inc. - Class A (a) (b)	136,600	13,224,246
Workday, Inc. - Class A (a) (b)	91,300	8,204,218

		88,479,322

Specialty Retail—5.4%
AutoZone, Inc. (a)	51,040	27,369,690
CarMax, Inc. (a) (b)	399,500	20,777,995
Home Depot, Inc. (The)	315,800	25,567,168
Lowe’s Cos., Inc.	617,200	29,619,428
Ross Stores, Inc.	186,000	12,300,180
Tractor Supply Co.	314,382	18,988,673

		134,623,134

Technology Hardware, Storage & Peripherals—2.3%
Apple, Inc.	470,440	43,717,989
Stratasys, Ltd. (a) (b)	126,100	14,328,743

		58,046,732

Textiles, Apparel & Luxury Goods—1.4%
Hanesbrands, Inc.	123,800	12,186,872
NIKE, Inc. - Class B	171,400	13,292,070
Under Armour, Inc. - Class A (a) (b)	135,700	8,072,793

		33,551,735

Trading Companies & Distributors—0.6%
Fastenal Co. (b)	123,100	6,092,219
WW Grainger, Inc.	36,900	9,382,563

		15,474,782

Wireless Telecommunication Services—1.0%
SoftBank Corp.	319,200	23,749,270

Total Common Stocks (Cost $1,788,150,379)		2,453,731,616

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Convertible Preferred Stocks—0.2%

Security Description	Shares	Value

Internet Software & Services—0.2%
AIRBNB, Inc. - Series D (a) (c) (d)	32,349	$3,951,078
Living Social, Inc. - Class F (a) (c) (d)	101,591	46,732

Total Convertible Preferred Stocks (Cost $4,732,313)		3,997,810

Short-Term Investments—6.2%

Mutual Funds—6.2%
State Street Navigator Securities Lending MET Portfolio (e)	144,911,964	144,911,964
T. Rowe Price Government Reserve Investment Fund (f)	8,760,353	8,760,353

Total Short-Term Investments (Cost $153,672,317)		153,672,317

Total Investments—105.5% (Cost $1,946,555,009) (g)		2,611,401,743
Other assets and liabilities (net)—(5.5)%		(135,704,235)

Net Assets—100.0%		$2,475,697,508

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $142,780,231 and the collateral received consisted of cash in the amount of $144,911,964. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.2% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $3,997,810, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of June 30, 2014, the aggregate cost of investments was $1,946,555,009. The aggregate unrealized appreciation and depreciation of investments were $669,394,068 and $(4,547,334), respectively, resulting in net unrealized appreciation of $664,846,734.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
AIRBNB, Inc. - Series D	4/16/14	32,349	$3,951,078	$3,951,078
Living Social, Inc. - Class F	11/18/11	101,591	781,235	46,732

				$3,997,810

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$112,753,429	$—	$—	$112,753,429
Air Freight & Logistics	14,850,378	—	—	14,850,378
Airlines	53,579,578	—	—	53,579,578
Auto Components	18,099,242	—	—	18,099,242
Automobiles	25,251,639	—	—	25,251,639
Beverages	24,050,328	—	—	24,050,328
Biotechnology	218,700,222	—	—	218,700,222
Capital Markets	64,709,187	—	—	64,709,187
Chemicals	72,523,494	—	—	72,523,494
Commercial Services & Supplies	18,477,120	—	—	18,477,120
Communications Equipment	6,058,800	—	—	6,058,800
Construction Materials	8,424,790	—	—	8,424,790
Consumer Finance	22,873,157	—	—	22,873,157
Diversified Financial Services	10,032,101	—	—	10,032,101
Food & Staples Retailing	41,787,869	—	—	41,787,869
Food Products	—	6,425,584	—	6,425,584
Health Care Equipment & Supplies	28,194,814	—	—	28,194,814
Health Care Providers & Services	81,187,147	—	—	81,187,147
Hotels, Restaurants & Leisure	144,473,082	12,188,630	—	156,661,712
Household Durables	18,775,900	—	—	18,775,900
Industrial Conglomerates	73,569,426	—	—	73,569,426
Internet & Catalog Retail	244,524,992	—	—	244,524,992
Internet Software & Services	245,654,433	21,888,502	—	267,542,935
IT Services	140,151,633	—	—	140,151,633
Machinery	20,422,598	—	—	20,422,598
Media	44,337,424	—	—	44,337,424
Multiline Retail	5,761,868	—	—	5,761,868
Oil, Gas & Consumable Fuels	91,681,584	—	—	91,681,584
Personal Products	10,292,436	—	—	10,292,436
Pharmaceuticals	51,030,788	—	—	51,030,788
Real Estate Investment Trusts	97,092,288	—	—	97,092,288
Road & Rail	31,915,779	—	—	31,915,779
Semiconductors & Semiconductor Equipment	18,066,399	—	—	18,066,399
Software	88,479,322	—	—	88,479,322
Specialty Retail	134,623,134	—	—	134,623,134
Technology Hardware, Storage & Peripherals	58,046,732	—	—	58,046,732
Textiles, Apparel & Luxury Goods	33,551,735	—	—	33,551,735

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Trading Companies & Distributors	$15,474,782	$—	$—	$15,474,782
Wireless Telecommunication Services	—	23,749,270	—	23,749,270
Total Common Stocks	2,389,479,630	64,251,986	—	2,453,731,616
Total Convertible Preferred Stocks*	—	—	3,997,810	3,997,810
Total Short-Term Investments*	153,672,317	—	—	153,672,317
Total Investments	$2,543,151,947	$64,251,986	$3,997,810	$2,611,401,743

Collateral for securities loaned (Liability)	$—	$(144,911,964)	$—	$(144,911,964)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of June 31, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2014
Convertible Preferred Stocks
Internet Software & Services	$64,002	$(17,270)	$3,951,078	$3,997,810	$(17,270)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$2,602,641,390
Affiliated investments at value (c)	8,760,353
Cash denominated in foreign currencies (d)	51,845
Receivable for:
Investments sold	14,236,186
Fund shares sold	369,533
Dividends	756,730
Dividends on affiliated investments	525

Total Assets	2,626,816,562
Liabilities
Collateral for securities loaned	144,911,964
Payables for:
Investments purchased	1,447,671
Fund shares redeemed	3,246,854
Accrued expenses:
Management fees	1,128,627
Distribution and service fees	131,243
Deferred trustees’ fees	89,099
Other expenses	163,596

Total Liabilities	151,119,054

Net Assets	$2,475,697,508

Net assets consist of:
Paid in surplus	$1,587,138,400
Undistributed net investment income	1,487,355
Accumulated net realized gain	222,222,744
Unrealized appreciation on investments and foreign currency transactions	664,849,009

Net Assets	$2,475,697,508

Net Assets
Class A	$1,815,085,320
Class B	621,780,091
Class E	38,832,097
Capital Shares Outstanding*
Class A	77,734,900
Class B	26,865,899
Class E	1,670,930
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$23.35
Class B	23.14
Class E	23.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,937,794,656.
(b)	Includes securities loaned at value of $142,780,231.
(c)	Identified cost of affiliated investments was $8,760,353.
(d)	Identified cost of cash denominated in foreign currencies was $51,449.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$9,327,803
Dividends from affiliated investments	5,577
Interest	1,420
Securities lending income	138,729

Total investment income	9,473,529
Expenses
Management fees	7,582,550
Administration fees	29,119
Custodian and accounting fees	130,379
Distribution and service fees—Class B	753,639
Distribution and service fees—Class E	28,739
Audit and tax services	18,950
Legal	13,587
Trustees’ fees and expenses	20,307
Shareholder reporting	91,716
Insurance	7,049
Miscellaneous	6,453

Total expenses	8,682,488
Less management fee waiver	(559,929)
Less broker commission recapture	(8,931)

Net expenses	8,113,628

Net Investment Income	1,359,901

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	227,855,883
Futures contracts	287,345
Foreign currency transactions	(6,969)

Net realized gain	228,136,259

Net change in unrealized appreciation (depreciation) on:
Investments	(164,637,490)
Foreign currency transactions	252

Net change in unrealized depreciation	(164,637,238)

Net realized and unrealized gain	63,499,021

Net Increase in Net Assets From Operations	$64,858,922

(a)	Net of foreign withholding taxes of $73,493.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,359,901	$1,666,425
Net realized gain	228,136,259	204,118,860
Net change in unrealized appreciation (depreciation)	(164,637,238)	502,901,627

Increase in net assets from operations	64,858,922	708,686,912

From Distributions to Shareholders
Net investment income
Class A	(1,184,801)	(4,787,873)
Class B	0	(183,240)
Class E	0	(27,947)
Net realized capital gains
Class A	(135,304,228)	0
Class B	(42,997,307)	0
Class E	(2,701,930)	0

Total distributions	(182,188,266)	(4,999,060)

Increase (decrease) in net assets from capital share transactions	(69,881,659)	397,860,785

Total increase (decrease) in net assets	(187,211,003)	1,101,548,637

Net Assets
Beginning of period	2,662,908,511	1,561,359,874

End of period	$2,475,697,508	$2,662,908,511

Undistributed net investment income
End of period	$1,487,355	$1,312,255

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,178,779	$70,251,906	14,211,647	$301,716,419
Shares issued through acquisition	0	0	2,897,854	55,320,025
Reinvestments	6,307,257	136,489,029	258,385	4,787,873
Redemptions	(13,675,842)	(309,919,796)	(10,632,918)	(222,768,817)

Net increase (decrease)	(4,189,806)	$(103,178,861)	6,734,968	$139,055,500

Class B
Sales	2,634,513	$61,272,867	4,928,278	$103,138,441
Shares issued through acquisition	0	0	13,508,986	256,400,558
Reinvestments	2,003,603	42,997,307	9,948	183,240
Redemptions	(3,057,922)	(71,332,339)	(5,459,206)	(113,287,739)

Net increase	1,580,194	$32,937,835	12,988,006	$246,434,500

Class E
Sales	82,583	$1,950,191	608,820	$11,780,542
Shares issued through acquisition	0	0	826,063	15,719,980
Reinvestments	125,438	2,701,930	1,513	27,947
Redemptions	(181,873)	(4,292,754)	(747,881)	(15,157,684)

Net increase	26,148	$359,367	688,515	$12,370,785

Increase (decrease) derived from capital shares transactions		$(69,881,659)		$397,860,785

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.51		$17.67	$14.87	$15.05	$12.89	$9.05

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.03	0.07	0.03	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.55		6.87	2.75	(0.20)	2.18	3.87

Total from investment operations	0.57		6.90	2.82	(0.17)	2.20	3.91

Less Distributions
Distributions from net investment income	(0.02)		(0.06)	(0.02)	(0.01)	(0.04)	(0.07)
Distributions from net realized capital gains	(1.71)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.73)		(0.06)	(0.02)	(0.01)	(0.04)	(0.07)

Net Asset Value, End of Period	$23.35		$24.51	$17.67	$14.87	$15.05	$12.89

Total Return (%) (b)	2.87	(c)	39.16	18.97	(1.12)	17.05	43.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(d)	0.63	0.64	0.64	0.64	0.67
Net ratio of expenses to average net assets (%) (e)(f)	0.58	(d)	0.58	0.60	0.60	0.62	0.65
Ratio of net investment income to average net assets (%)	0.17	(d)	0.14	0.43	0.18	0.15	0.35
Portfolio turnover rate (%)	20	(c)	41	38	33	42	55
Net assets, end of period (in millions)	$1,815.1		$2,007.8	$1,328.9	$971.1	$639.7	$570.4

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.32		$17.54	$14.78	$14.98	$12.84	$9.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.03)	0.02	(0.01)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	0.54		6.83	2.74	(0.19)	2.16	3.86

Total from investment operations	0.53		6.80	2.76	(0.20)	2.15	3.87

Less Distributions
Distributions from net investment income	0.00		(0.02)	0.00	0.00	(0.01)	(0.04)
Distributions from net realized capital gains	(1.71)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.71)		(0.02)	0.00	0.00	(0.01)	(0.04)

Net Asset Value, End of Period	$23.14		$24.32	$17.54	$14.78	$14.98	$12.84

Total Return (%) (b)	2.74	(c)	38.77	18.67	(1.34)	16.74	43.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.88	0.89	0.89	0.89	0.92
Net ratio of expenses to average net assets (%) (e)(f)	0.83	(d)	0.83	0.85	0.85	0.87	0.90
Ratio of net investment income (loss) to average net assets (%)	(0.08	)(d)	(0.12)	0.12	(0.09)	(0.10)	0.11
Portfolio turnover rate (%)	20	(c)	41	38	33	42	55
Net assets, end of period (in millions)	$621.8		$615.0	$215.7	$199.5	$231.7	$223.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$24.40		$17.60	$14.81	$15.00	$12.85		$9.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(g)	(0.01)	0.04	0.00 (g)	(0.00	)(g)	0.02
Net realized and unrealized gain (loss) on investments	0.55		6.84	2.75	(0.19)	2.17		3.86

Total from investment operations	0.55		6.83	2.79	(0.19)	2.17		3.88

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00	0.00	(0.02)		(0.05)
Distributions from net realized capital gains	(1.71)		0.00	0.00	0.00	0.00		0.00

Total distributions	(1.71)		(0.03)	0.00	0.00	(0.02)		(0.05)

Net Asset Value, End of Period	$23.24		$24.40	$17.60	$14.81	$15.00		$12.85

Total Return (%) (b)	2.82	(c)	38.87	18.84	(1.27)	16.89		43.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.78	0.79	0.79	0.79		0.82
Net ratio of expenses to average net assets (%) (e)(f)	0.73	(d)	0.73	0.75	0.75	0.77		0.80
Ratio of net investment income (loss) to average net assets (%)	0.02	(d)	(0.03)	0.22	0.01	(0.01)		0.21
Portfolio turnover rate (%)	20	(c)	41	38	33	42		55
Net assets, end of period (in millions)	$38.8		$40.1	$16.8	$16.0	$20.6		$20.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waiver on average net assets was 0.02%, 0.02%, 0.03%, 0.03%, 0.03% and 0.03% for the years 2009 through 2013 and the six months ended June 30, 2014, respectively. See Note 6 for details.
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-14

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

MSF-15

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $27,681,554 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized gains in the amount of $287,345 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-16

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$506,762,846	$0	$753,072,523

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $276,177 in purchases of investments and $1,344,567 in sales of investments, which is included above.

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $57,874,222 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$7,582,550	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average Daily Net Assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

If the Portfolio’s average daily net assets fall below $1 billion, the per annum fee reduction would be 0.015% on the first $50 million.

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 amounted to $206,328 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Trust and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the six months ended June 30, 2014 amounted to $353,601 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-17

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	21,895,777	185,044,167	(198,179,591)	8,760,353	$0	$5,577

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$4,999,060	$1,285,777	$—	$—	$4,999,060	$1,285,777

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,402,047	$180,784,002	$823,792,195	$—	$1,005,978,244

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $23,615,896.

MSF-18

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

10. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,526,495,286, $231,435,766 and $17,215,784, respectively, acquired all of the assets and liabilities of RCM Technology Portfolio of the Met Investors Series Trust (“RCM Technology”).

The acquisition was accomplished by a tax-free exchange of 2,897,854 Class A shares of the Portfolio (valued at $55,320,025) for 13,535,094 Class A shares of RCM Technology; 13,508,986 Class B shares of the Portfolio (valued at $256,400,558) for 65,404,490 of Class B shares of RCM Technology; and 826,063 Class E shares of the Portfolio (valued at $15,719,980) for 3,941,164 of Class E shares of RCM Technology. Each shareholder of RCM Technology received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by RCM Technology may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by RCM Technology. All other costs associated with the merger were not borne by the shareholders of either portfolio.

RCM Technology’s net assets on April 26, 2013, were $55,320,025, $256,400,558 and $15,719,980 for Class A, Class B and Class E shares, respectively, including investments valued at $327,542,456 with a cost basis of $314,461,180. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from RCM Technology were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,102,587,399, which included $13,079,428 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$2,219,036	(a)
Net realized and unrealized gain on investments	723,537,821	(b)

Net increase in net assets from operations	$725,756,857

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of RCM Technology that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$1,666,425 net investment income as reported December 31, 2013, plus $202,254 from RCM Technology pre-merger net investment income plus $350,357 in lower advisory fees, minus $1,523 of pro-forma eliminated other expenses.
(b)	$829,486,247 Unrealized appreciation as reported December 31, 2013, minus $336,326,710 pro-forma December 31, 2012 Unrealized depreciation, plus $204,118,860 Net realized gain as reported December 31, 2013, plus $26,259,424 in Net Realized gain from RCM Technology pre-merger.

11. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 2.79%, 2.67%, and 2.73%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 4.12%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the second quarter of 2014, adding to first-quarter gains and lifting large-cap indexes to new highs in June. Equities climbed amid signs that the economy was recovering from the economic contraction in the first quarter, which was driven in part by unusually harsh winter weather. Corporate merger and acquisition activity was also encouraging, as were signs that Russia wants to de-escalate tensions with Ukraine. Investors were undeterred by the Federal Reserve’s continued tapering of its asset purchases and by rising oil prices late in the quarter in response to a sharp increase in sectarian violence in Iraq.

As measured by the various Russell indexes, mid- and large-cap stocks outperformed their small-cap counterparts by a wide margin, while value stocks outpaced growth across all capitalization levels, particularly among mid-caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio produced solid gains in the first half of the year but fell short of the MSCI U.S. Small Cap Growth Index. Overall, stock selection dragged the most on relative performance, while sector allocations were essentially neutral.

Health Care proved to be the greatest detractor, owing to stock choices that included Pharmacyclics. This biotechnology firm, which focuses on therapies for cancer and immune diseases, fell amid a broader pullback in its industry, as investors began to worry that biotechnology names were becoming overvalued.

Information Technology was another area of relative underperformance, due to stock selection. Among the underperforming names was 3D Systems, which designs and manufactures three-dimensional printing systems that streamline the prototyping process in a range of industries. Though revenue growth remained strong, shares fell on the news that increased investment was holding back earnings.

In Energy, the Portfolio’s stock holdings also failed to keep pace with their benchmark peers, most notably Core Laboratories and Contango Oil & Gas. Core Laboratories faces very little competition in its reservoir rock formation analysis business and also has significant exposure to the international market. However, the company announced lower-than-expected quarterly earnings due to the impact of harsh weather and delays in offshore projects, and warned that the subsequent quarter’s earnings would be weak as well. Despite reporting solid quarterly earnings, Contango Oil & Gas shares fell on the news that one of its exploration projects produced disappointing results.

On the positive side, the Portfolio received a boost from its stock positioning in the Industrials sector. Kirby and AMERCO both helped here. Kirby is a Houston-based domestic tank barge operator that transports bulk liquid products. The company fared well in the period despite weather-related issues and a spill in the Houston Ship Channel. Management also reported an increase in contract renewals and more favorable pricing, and boosted its outlook beyond analyst expectations. Improving housing markets boosted U-Haul, a key subsidiary of AMERCO.

At the end of the period, the Portfolio’s sector allocations were generally in line with the benchmark across most sectors. The Portfolio finished the period slightly overweight the benchmark in the Health Care sector and slightly underweight Materials.

We continue to emphasize quality companies that offer a high return on invested capital and favor stocks with attractive valuations. We also seek companies with ample free cash flow yields that we believe allocate capital well.

The Portfolio manages the risk of investing in small-cap growth stocks by holding small positions in a large number of good stocks, as opposed to large investments in a few stocks. Generally, the Portfolio holds 300 to 320 names, and it currently holds 290. At period end, very few Portfolio positions represent 1% or more of net assets.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Small Cap Growth Portfolio
Class A	2.79	27.73	24.41	10.78
Class B	2.67	27.40	24.09	10.52
Class E	2.73	27.60	24.21	10.62
MSCI U.S. Small Cap Growth Index	4.12	28.02	23.27	10.85

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Hanesbrands, Inc.	1.0
Middleby Corp. (The)	0.9
Wabtec Corp.	0.9
Rite Aid Corp.	0.9
Old Dominion Freight Line, Inc.	0.9
MAXIMUS, Inc.	0.8
Incyte Corp., Ltd.	0.8
Tyler Technologies, Inc.	0.8
NewMarket Corp.	0.8
Kirby Corp.	0.8

Top Sectors

% of Net Assets
Information Technology	23.9
Health Care	19.0
Industrials	17.7
Consumer Discretionary	16.9
Financials	7.7
Energy	6.2
Consumer Staples	4.0
Materials	3.9
Telecommunication Services	0.4

MSF-2

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.48%	$1,000.00	$1,027.90	$2.41
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$1,026.70	$3.67
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E(a)	Actual	0.63%	$1,000.00	$1,027.30	$3.17
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
Esterline Technologies Corp. (a)	42,900	$4,938,648
GenCorp, Inc. (a) (b)	131,900	2,519,290
HEICO Corp. - Class A	142,381	5,780,669
Hexcel Corp. (a)	122,200	4,997,980
Teledyne Technologies, Inc. (a)	80,700	7,841,619
TransDigm Group, Inc.	30,300	5,067,978

		31,146,184

Airlines—0.8%
Allegiant Travel Co.	23,100	2,720,487
Spirit Airlines, Inc. (a)	122,300	7,734,252

		10,454,739

Auto Components—0.6%
Dana Holding Corp.	67,200	1,641,024
Tenneco, Inc. (a)	100,600	6,609,420

		8,250,444

Banks—1.3%
Signature Bank (a)	63,800	8,050,284
SVB Financial Group (a)	46,700	5,446,154
Texas Capital Bancshares, Inc. (a)	81,400	4,391,530

		17,887,968

Beverages—0.7%
Boston Beer Co., Inc. (The) - Class A (a)	40,987	9,161,414

Biotechnology—7.2%
ACADIA Pharmaceuticals, Inc. (a) (b)	99,100	2,238,669
Acceleron Pharma, Inc. (a) (b)	54,000	1,834,380
Acorda Therapeutics, Inc. (a)	43,200	1,456,272
Aegerion Pharmaceuticals, Inc. (a) (b)	38,300	1,229,047
Alkermes plc (a)	162,000	8,153,460
Alnylam Pharmaceuticals, Inc. (a) (b)	64,300	4,061,831
AMAG Pharmaceuticals, Inc. (a) (b)	43,700	905,464
BioMarin Pharmaceutical, Inc. (a)	78,300	4,871,043
Cepheid, Inc. (a) (b)	90,500	4,338,570
Cubist Pharmaceuticals, Inc. (a)	105,200	7,345,064
Exelixis, Inc. (a) (b)	359,200	1,217,688
Incyte Corp., Ltd. (a) (b)	192,200	10,847,768
Intercept Pharmaceuticals, Inc. (a) (b)	16,800	3,975,384
InterMune, Inc. (a) (b)	133,100	5,876,365
Isis Pharmaceuticals, Inc. (a) (b)	115,800	3,989,310
Ligand Pharmaceuticals, Inc. (a) (b)	41,400	2,578,806
Medivation, Inc. (a)	33,100	2,551,348
Neurocrine Biosciences, Inc. (a) (b)	170,700	2,533,188
NPS Pharmaceuticals, Inc. (a)	143,500	4,742,675
Opko Health, Inc. (a) (b)	170,400	1,506,336
Pharmacyclics, Inc. (a) (b)	62,200	5,579,962
Prothena Corp. plc (a) (b)	36,600	825,330
Puma Biotechnology, Inc. (a)	53,900	3,557,400
Seattle Genetics, Inc. (a) (b)	101,200	3,870,900
Sunesis Pharmaceuticals, Inc. (a)	76,600	499,432
United Therapeutics Corp. (a)	67,900	6,008,471

		96,594,163

Building Products—0.2%
AAON, Inc.	84,800	2,842,496

Capital Markets—2.3%
Affiliated Managers Group, Inc. (a)	27,349	5,617,485
E*Trade Financial Corp. (a)	339,460	7,216,919
Financial Engines, Inc. (b)	96,100	4,351,408
Virtus Investment Partners, Inc. (a)	22,000	4,658,500
Waddell & Reed Financial, Inc. - Class A	134,000	8,387,060

		30,231,372

Chemicals—2.1%
Koppers Holdings, Inc.	11,200	428,400
NewMarket Corp. (b)	26,800	10,508,548
Rockwood Holdings, Inc.	91,800	6,975,882
Stepan Co.	71,700	3,790,062
WR Grace & Co. (a)	70,200	6,636,006

		28,338,898

Commercial Services & Supplies—1.9%
Civeo Corp. (a)	100,800	2,523,024
Clean Harbors, Inc. (a) (b)	67,300	4,324,025
Healthcare Services Group, Inc. (b)	131,500	3,871,360
Rollins, Inc.	136,850	4,105,500
Team, Inc. (a) (b)	65,900	2,703,218
U.S. Ecology, Inc.	71,400	3,495,030
Waste Connections, Inc.	101,200	4,913,260

		25,935,417

Communications Equipment—1.8%
ADTRAN, Inc.	41,600	938,496
Aruba Networks, Inc. (a) (b)	173,500	3,039,720
EchoStar Corp. - Class A (a)	82,700	4,378,138
JDS Uniphase Corp. (a)	221,200	2,758,364
Plantronics, Inc.	94,900	4,559,945
Polycom, Inc. (a)	122,886	1,539,762
Riverbed Technology, Inc. (a)	212,167	4,377,005
Ubiquiti Networks, Inc. (a) (b)	52,600	2,376,994

		23,968,424

Consumer Finance—0.6%
Portfolio Recovery Associates, Inc. (a) (b)	126,300	7,518,639
World Acceptance Corp. (a) (b)	13,200	1,002,672

		8,521,311

Containers & Packaging—0.7%
Graphic Packaging Holding Co. (a)	561,500	6,569,550
Rock-Tenn Co. - Class A	24,300	2,565,837

		9,135,387

Distributors—0.6%
LKQ Corp. (a)	95,200	2,540,888
Pool Corp.	99,900	5,650,344

		8,191,232

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—0.7%
Ascent Capital Group, Inc. - Class A (a) (b)	50,100	$3,307,101
Sotheby’s (b)	110,000	4,618,900
Steiner Leisure, Ltd. (a)	19,700	852,813

		8,778,814

Diversified Financial Services—0.9%
CBOE Holdings, Inc.	114,600	5,639,466
MarketAxess Holdings, Inc.	78,400	4,238,304
MSCI, Inc. (a)	18,978	870,141
NewStar Financial, Inc. (a) (b)	70,191	986,886

		11,734,797

Diversified Telecommunication Services—0.4%
tw telecom, Inc. (a)	136,100	5,486,191

Electrical Equipment—1.2%
Acuity Brands, Inc.	69,700	9,636,025
Generac Holdings, Inc. (a) (b)	120,300	5,863,422

		15,499,447

Electronic Equipment, Instruments & Components—2.3%
Anixter International, Inc.	90,700	9,076,349
Cognex Corp. (a)	152,600	5,859,840
Coherent, Inc. (a)	86,700	5,736,939
FARO Technologies, Inc. (a)	26,400	1,296,768
FEI Co.	100,200	9,091,146

		31,061,042

Energy Equipment & Services—2.0%
Atwood Oceanics, Inc. (a)	65,400	3,432,192
Core Laboratories NV	28,200	4,711,092
Dril-Quip, Inc. (a)	58,900	6,434,236
Oceaneering International, Inc.	57,700	4,508,101
Oil States International, Inc. (a)	47,500	3,044,275
Tesco Corp. (b)	125,600	2,680,304
Unit Corp. (a)	25,500	1,755,165

		26,565,365

Food & Staples Retailing—1.4%
Rite Aid Corp. (a)	1,609,800	11,542,266
Susser Holdings Corp. (a)	91,900	7,418,168

		18,960,434

Food Products—1.4%
J&J Snack Foods Corp.	98,400	9,261,408
TreeHouse Foods, Inc. (a)	117,800	9,432,246

		18,693,654

Health Care Equipment & Supplies—3.6%
Align Technology, Inc. (a)	136,800	7,666,272
Cooper Cos., Inc. (The)	43,800	5,936,214
DexCom, Inc. (a)	120,100	4,763,166
HeartWare International, Inc. (a) (b)	18,300	1,619,550
ICU Medical, Inc. (a)	38,200	2,322,942

Health Care Equipment & Supplies—(Continued)
IDEXX Laboratories, Inc. (a) (b)	47,600	6,357,932
Masimo Corp. (a) (b)	70,600	1,666,160
Meridian Bioscience, Inc. (b)	12,800	264,192
Sirona Dental Systems, Inc. (a) (b)	99,600	8,213,016
Thoratec Corp. (a)	73,800	2,572,668
Volcano Corp. (a) (b)	71,800	1,264,398
West Pharmaceutical Services, Inc.	117,800	4,968,804

		47,615,314

Health Care Providers & Services—3.4%
Air Methods Corp. (a) (b)	134,500	6,946,925
Bio-Reference Labs, Inc. (a) (b)	24,400	737,368
Centene Corp. (a)	79,000	5,973,190
Chemed Corp. (b)	10,600	993,432
Corvel Corp. (a)	98,900	4,468,302
HealthSouth Corp.	123,800	4,440,706
MEDNAX, Inc. (a)	95,500	5,553,325
MWI Veterinary Supply, Inc. (a)	36,500	5,182,635
Team Health Holdings, Inc. (a)	149,700	7,476,018
WellCare Health Plans, Inc. (a)	50,800	3,792,728

		45,564,629

Health Care Technology—0.1%
Athenahealth, Inc. (a) (b)	15,600	1,952,028

Hotels, Restaurants & Leisure—4.8%
Bally Technologies, Inc. (a) (b)	85,000	5,586,200
Brinker International, Inc. (b)	129,400	6,295,310
Buffalo Wild Wings, Inc. (a) (b)	32,500	5,385,575
Cheesecake Factory, Inc. (The) (b)	75,500	3,504,710
Choice Hotels International, Inc. (b)	101,300	4,772,243
Denny’s Corp. (a)	684,600	4,463,592
Domino’s Pizza, Inc.	119,500	8,734,255
Jack in the Box, Inc.	67,200	4,021,248
Marriott Vacations Worldwide Corp. (a)	33,600	1,969,968
Red Robin Gourmet Burgers, Inc. (a)	65,900	4,692,080
Six Flags Entertainment Corp. (b)	173,700	7,390,935
Vail Resorts, Inc.	98,300	7,586,794

		64,402,910

Household Durables—0.8%
Helen of Troy, Ltd. (a)	112,500	6,820,875
iRobot Corp. (a) (b)	74,800	3,063,060
NACCO Industries, Inc. - Class A	5,397	273,088

		10,157,023

Insurance—0.3%
Amtrust Financial Services, Inc. (b)	82,078	3,431,681

Internet & Catalog Retail—1.6%
HSN, Inc.	126,700	7,505,708
Liberty Ventures - Series A (a)	132,600	9,785,880
Shutterfly, Inc. (a) (b)	91,400	3,935,684

		21,227,272

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—2.6%
Conversant, Inc. (a) (b)	124,300	$3,157,220
Cornerstone OnDemand, Inc. (a) (b)	96,500	4,440,930
CoStar Group, Inc. (a)	42,800	6,769,676
Envestnet, Inc. (a)	91,200	4,461,504
j2 Global, Inc. (b)	72,700	3,697,522
MercadoLibre, Inc. (b)	45,200	4,312,080
Perficient, Inc. (a)	128,400	2,499,948
WebMD Health Corp. (a) (b)	122,900	5,936,070

		35,274,950

IT Services—5.4%
Cardtronics, Inc. (a) (b)	166,000	5,657,280
CoreLogic, Inc. (a)	239,600	7,274,256
DST Systems, Inc.	49,200	4,534,764
Euronet Worldwide, Inc. (a) (b)	139,800	6,743,952
Gartner, Inc. (a)	131,600	9,280,432
Heartland Payment Systems, Inc. (b)	153,760	6,336,449
Jack Henry & Associates, Inc.	102,000	6,061,860
MAXIMUS, Inc.	253,000	10,884,060
TeleTech Holdings, Inc. (a)	48,100	1,394,419
Unisys Corp. (a)	85,909	2,125,389
VeriFone Systems, Inc. (a)	82,200	3,020,850
WEX, Inc. (a)	90,700	9,520,779

		72,834,490

Leisure Products—1.1%
Brunswick Corp.	131,800	5,552,734
Polaris Industries, Inc.	68,100	8,869,344

		14,422,078

Life Sciences Tools & Services—1.3%
Bio-Rad Laboratories, Inc. - Class A (a)	22,000	2,633,620
Bruker Corp. (a)	108,300	2,628,441
Illumina, Inc. (a) (b)	25,600	4,570,624
Mettler-Toledo International, Inc. (a)	11,200	2,835,616
PAREXEL International Corp. (a) (b)	98,700	5,215,308

		17,883,609

Machinery—6.8%
Actuant Corp. - Class A	134,300	4,642,751
Chart Industries, Inc. (a) (b)	41,600	3,441,984
Graco, Inc.	82,100	6,410,368
Hyster-Yale Materials Handling, Inc.	33,694	2,983,267
IDEX Corp.	71,300	5,756,762
John Bean Technologies Corp.	137,600	4,264,224
Lincoln Electric Holdings, Inc.	108,600	7,588,968
Middleby Corp. (The) (a) (b)	150,900	12,482,448
Nordson Corp.	92,200	7,393,518
Standex International Corp.	30,300	2,256,744
Sun Hydraulics Corp.	62,100	2,521,260
Toro Co. (The)	146,100	9,291,960
Valmont Industries, Inc. (b)	47,900	7,278,405
Wabtec Corp.	141,100	11,653,449
Woodward, Inc.	52,600	2,639,468

		90,605,576

Marine—0.8%
Kirby Corp. (a)	89,100	10,437,174

Media—1.2%
John Wiley & Sons, Inc. - Class A	20,700	1,254,213
Live Nation Entertainment, Inc. (a)	319,000	7,876,110
Madison Square Garden Co. (The) - Class A (a)	40,200	2,510,490
Starz - Class A (a)	157,000	4,677,030

		16,317,843

Metals & Mining—0.3%
Compass Minerals International, Inc.	31,100	2,977,514
Stillwater Mining Co. (a) (b)	59,400	1,042,470

		4,019,984

Multiline Retail—0.2%
Big Lots, Inc. (a)	65,100	2,975,070

Oil, Gas & Consumable Fuels—4.3%
Bonanza Creek Energy, Inc. (a)	41,600	2,379,104
Carrizo Oil & Gas, Inc. (a)	53,700	3,719,262
Clayton Williams Energy, Inc. (a)	36,400	5,000,268
Contango Oil & Gas Co. (a)	73,400	3,105,554
Diamondback Energy, Inc. (a) (b)	67,100	5,958,480
Energy XXI Bermuda, Ltd. (b)	78,100	1,845,503
Gran Tierra Energy, Inc. (a)	341,400	2,772,168
Oasis Petroleum, Inc. (a)	142,000	7,936,380
Rosetta Resources, Inc. (a)	85,400	4,684,190
SemGroup Corp. - Class A	109,600	8,641,960
SM Energy Co.	68,200	5,735,620
Stone Energy Corp. (a)	75,200	3,518,608
Targa Resources Corp.	11,600	1,619,012

		56,916,109

Paper & Forest Products—0.8%
Clearwater Paper Corp. (a)	39,100	2,413,252
KapStone Paper and Packaging Corp. (a)	230,400	7,633,152

		10,046,404

Personal Products—0.4%
Nu Skin Enterprises, Inc. - Class A (b)	81,500	6,027,740

Pharmaceuticals—3.3%
Akorn, Inc. (a) (b)	145,200	4,827,900
Auxilium Pharmaceuticals, Inc. (a) (b)	69,800	1,400,188
AVANIR Pharmaceuticals, Inc. - Class A (a) (b)	324,800	1,831,872
Jazz Pharmaceuticals plc (a)	18,600	2,734,386
Medicines Co. (The) (a)	70,700	2,054,542
Nektar Therapeutics (a) (b)	142,300	1,824,286
Pacira Pharmaceuticals, Inc. (a) (b)	42,800	3,931,608
Prestige Brands Holdings, Inc. (a)	181,700	6,157,813
Questcor Pharmaceuticals, Inc. (b)	72,100	6,668,529
Salix Pharmaceuticals, Ltd. (a)	78,100	9,633,635
Theravance Biopharma, Inc. (a) (b)	23,914	762,378
Theravance, Inc. (a) (b)	83,700	2,492,586

		44,319,723

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—1.0%
Advisory Board Co. (The) (a)	85,600	$4,434,080
Exponent, Inc.	39,000	2,890,290
Huron Consulting Group, Inc. (a)	85,500	6,055,110
RPX Corp. (a)	37,300	662,075

		14,041,555

Real Estate Investment Trusts—0.6%
Sabra Health Care REIT, Inc.	33,533	962,732
Strategic Hotels & Resorts, Inc. (a)	353,800	4,142,998
Taubman Centers, Inc.	30,600	2,319,786

		7,425,516

Real Estate Management & Development—1.1%
Altisource Portfolio Solutions S.A. (a) (b)	54,100	6,198,778
Forest City Enterprises, Inc. - Class A (a)	160,300	3,185,161
Jones Lang LaSalle, Inc.	16,200	2,047,518
Kennedy-Wilson Holdings, Inc.	124,843	3,348,289

		14,779,746

Road & Rail—2.3%
AMERCO	25,000	7,269,000
Avis Budget Group, Inc. (a)	146,300	8,732,647
Landstar System, Inc.	61,800	3,955,200
Old Dominion Freight Line, Inc. (a)	179,250	11,414,640

		31,371,487

Semiconductors & Semiconductor Equipment—3.1%
Amkor Technology, Inc. (a)	80,100	895,518
Atmel Corp. (a)	604,700	5,666,039
Cabot Microelectronics Corp. (a)	46,400	2,071,760
Cavium, Inc. (a) (b)	106,600	5,293,756
Diodes, Inc. (a)	94,400	2,733,824
Hittite Microwave Corp.	27,200	2,120,240
Magnachip Semiconductor Corp. (a)	58,200	820,620
Microsemi Corp. (a)	151,600	4,056,816
Semtech Corp. (a)	112,600	2,944,490
Silicon Laboratories, Inc. (a)	50,100	2,467,425
Synaptics, Inc. (a) (b)	96,900	8,783,016
Teradyne, Inc. (b)	175,500	3,439,800
Ultratech, Inc. (a) (b)	31,700	703,106

		41,996,410

Software—8.3%
Advent Software, Inc.	111,500	3,631,555
Aspen Technology, Inc. (a)	221,000	10,254,400
CommVault Systems, Inc. (a)	111,400	5,477,538
Computer Modelling Group, Ltd. (b)	140,700	3,905,659
Concur Technologies, Inc. (a) (b)	65,000	6,067,100
FactSet Research Systems, Inc. (b)	46,800	5,629,104
Fortinet, Inc. (a)	178,800	4,493,244
Informatica Corp. (a)	107,900	3,846,635
Manhattan Associates, Inc. (a)	191,600	6,596,788
MICROS Systems, Inc. (a)	87,800	5,961,620
Monotype Imaging Holdings, Inc.	128,405	3,617,169
NetScout Systems, Inc. (a)	129,500	5,742,030

Software—(Continued)
Pegasystems, Inc.	112,900	$2,384,448
Proofpoint, Inc. (a) (b)	60,400	2,262,584
PTC, Inc. (a)	169,000	6,557,200
SolarWinds, Inc. (a)	79,600	3,077,336
Solera Holdings, Inc.	28,500	1,913,775
SS&C Technologies Holdings, Inc. (a)	120,800	5,341,776
TIBCO Software, Inc. (a)	190,100	3,834,317
Tyler Technologies, Inc. (a)	115,900	10,571,239
Ultimate Software Group, Inc. (The) (a)	69,700	9,630,449

		110,795,966

Specialty Retail—3.0%
Aaron’s, Inc.	94,800	3,378,672
Ascena Retail Group, Inc. (a)	201,400	3,443,940
Buckle, Inc. (The) (b)	60,400	2,679,344
Chico’s FAS, Inc.	216,600	3,673,536
Children’s Place, Inc. (The) (b)	39,500	1,960,385
DSW, Inc. - Class A	150,200	4,196,588
Guess?, Inc.	36,600	988,200
Hibbett Sports, Inc. (a) (b)	33,350	1,806,570
Monro Muffler Brake, Inc. (b)	146,000	7,765,740
Sally Beauty Holdings, Inc. (a)	236,500	5,931,420
Tractor Supply Co.	74,500	4,499,800

		40,324,195

Technology Hardware, Storage & Peripherals—0.3%
3D Systems Corp. (a) (b)	25,500	1,524,900
Stratasys, Ltd. (a) (b)	26,300	2,988,469

		4,513,369

Textiles, Apparel & Luxury Goods—2.4%
Deckers Outdoor Corp. (a) (b)	51,900	4,480,527
Fossil Group, Inc. (a)	20,949	2,189,590
Hanesbrands, Inc.	138,600	13,643,784
Iconix Brand Group, Inc. (a) (b)	121,800	5,230,092
Steven Madden, Ltd. (a)	181,500	6,225,450

		31,769,443

Thrifts & Mortgage Finance—0.7%
MGIC Investment Corp. (a) (b)	481,000	4,444,440
Ocwen Financial Corp. (a) (b)	47,200	1,751,120
Radian Group, Inc. (b)	203,900	3,019,759

		9,215,319

Trading Companies & Distributors—0.4%
Beacon Roofing Supply, Inc. (a)	104,000	3,444,480
United Rentals, Inc. (a)	15,032	1,574,301

		5,018,781

Total Common Stocks (Cost $970,054,082)		1,335,122,587

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Short-Term Investments—19.4%

Security Description	Shares	Value

Mutual Funds—19.4%
State Street Navigator Securities Lending MET Portfolio (c)	254,917,806	$254,917,806
T. Rowe Price Government Reserve Investment Fund (d)	4,348,450	4,348,450

Total Short-Term Investments (Cost $259,266,256)		259,266,256

Total Investments—119.1% (Cost $1,229,320,338) (e)		1,594,388,843
Other assets and liabilities (net)—(19.1)%		(256,133,333)

Net Assets—100.0%		$1,338,255,510

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $258,977,687 and the collateral received consisted of cash in the amount of $254,917,806 and non-cash collateral with a value of $15,453,952. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of June 30, 2014, the aggregate cost of investments was $1,229,320,338. The aggregate unrealized appreciation and depreciation of investments were $379,367,769 and $(14,299,264), respectively, resulting in net unrealized appreciation of $365,068,505.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,335,122,587	$—	$—	$1,335,122,587
Total Short-Term Investments*	259,266,256	—	—	259,266,256
Total Investments	$1,594,388,843	$—	$—	$1,594,388,843

Collateral for securities loaned (Liability)	$—	$(254,917,806)	$—	$(254,917,806)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,590,040,393
Affiliated investments at value (c)	4,348,450
Cash denominated in foreign currencies (d)	21,890
Receivable for:
Investments sold	4,032,715
Fund shares sold	80,544
Dividends	342,746
Dividends on affiliated investments	162

Total Assets	1,598,866,900
Liabilities
Collateral for securities loaned	254,917,806
Payables for:
Investments purchased	4,337,706
Fund shares redeemed	640,654
Accrued expenses:
Management fees	481,672
Distribution and service fees	77,556
Deferred trustees’ fees	55,412
Other expenses	100,584

Total Liabilities	260,611,390

Net Assets	$1,338,255,510

Net assets consist of:
Paid in surplus	$920,615,747
Undistributed net investment income	2,418,645
Accumulated net realized gain	50,152,333
Unrealized appreciation on investments and foreign currency transactions	365,068,785

Net Assets	$1,338,255,510

Net Assets
Class A	$946,497,950
Class B	373,427,591
Class E	18,329,969
Capital Shares Outstanding*
Class A	42,060,733
Class B	17,405,583
Class E	841,348
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.50
Class B	21.45
Class E	21.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,224,971,888.
(b)	Includes securities loaned at value of $258,977,687.
(c)	Identified cost of affiliated investments was $4,348,450.
(d)	Identified cost of cash denominated in foreign currencies was $21,628.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$4,338,902
Dividends from affiliated investments	1,437
Securities lending income	496,068

Total investment income	4,836,407
Expenses
Management fees	2,695,125
Administration fees	13,399
Custodian and accounting fees	62,756
Distribution and service fees—Class B	452,903
Distribution and service fees—Class E	13,362
Audit and tax services	16,798
Legal	13,588
Trustees’ fees and expenses	17,230
Shareholder reporting	57,344
Insurance	3,080
Miscellaneous	6,453

Total expenses	3,352,038
Less management fee waiver	(129,960)
Less broker commission recapture	(3,887)

Net expenses	3,218,191

Net Investment Income	1,618,216

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	53,381,664
Futures contracts	(617,324)
Foreign currency transactions	(1,403)

Net realized gain	52,762,937

Net change in unrealized appreciation (depreciation) on:
Investments	(8,440,580)
Foreign currency transactions	752

Net change in unrealized depreciation	(8,439,828)

Net realized and unrealized gain	44,323,109

Net Increase in Net Assets From Operations	$45,941,325

(a)	Net of foreign withholding taxes of $10,982.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,618,216	$1,073,627
Net realized gain	52,762,937	81,271,677
Net change in unrealized appreciation (depreciation)	(8,439,828)	255,807,207

Increase in net assets from operations	45,941,325	338,152,511

From Distributions to Shareholders
Net investment income
Class A	(116,737)	(2,084,759)
Class B	0	(435,146)
Class E	0	(34,617)
Net realized capital gains
Class A	(52,064,808)	(32,210,993)
Class B	(28,893,533)	(17,679,828)
Class E	(1,398,334)	(883,139)

Total distributions	(82,473,412)	(53,328,482)

Increase in net assets from capital share transactions	268,226,091	144,101,028

Total increase in net assets	231,694,004	428,925,057

Net Assets
Beginning of period	1,106,561,506	677,636,449

End of period	$1,338,255,510	$1,106,561,506

Undistributed net investment income
End of period	$2,418,645	$917,166

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	14,678,788	$308,768,387	10,721,735	$208,173,361
Reinvestments	2,508,728	52,181,545	1,939,805	34,295,752
Redemptions	(5,171,730)	(112,329,889)	(4,687,332)	(94,950,297)

Net increase	12,015,786	$248,620,043	7,974,208	$147,518,816

Class B
Sales	875,238	$19,272,288	1,937,054	$37,911,446
Reinvestments	1,456,327	28,893,533	1,067,471	18,114,974
Redemptions	(1,331,130)	(29,028,311)	(3,017,882)	(58,976,676)

Net increase (decrease)	1,000,435	$19,137,510	(13,357)	$(2,950,256)

Class E
Sales	46,548	$1,036,341	119,207	$2,364,626
Reinvestments	69,431	1,398,334	53,389	917,756
Redemptions	(88,049)	(1,966,137)	(189,722)	(3,749,914)

Net increase (decrease)	27,930	$468,538	(17,126)	$(467,532)

Increase derived from capital shares transactions		$268,226,091		$144,101,028

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.77		$17.53	$16.68	$16.39	$12.15	$9.05

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.04	0.10	(0.02)	0.00 (b)	0.01
Net realized and unrealized gain on investments	0.47		7.37	2.52	0.31	4.24	3.41

Total from investment operations	0.51		7.41	2.62	0.29	4.24	3.42

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.07)	0.00	0.00	0.00	(0.04)
Distributions from net realized capital gains	(1.78)		(1.10)	(1.77)	0.00	0.00	(0.28)

Total distributions	(1.78)		(1.17)	(1.77)	0.00	0.00	(0.32)

Net Asset Value, End of Period	$22.50		$23.77	$17.53	$16.68	$16.39	$12.15

Total Return (%) (d)	2.79	(e)	44.55	16.18	1.77	34.90	38.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(f)	0.52	0.55	0.55	0.57	0.62
Net ratio of expenses to average net assets (%) (g)	0.48	(f)	0.49	0.52	0.53	0.55	0.60
Ratio of net investment income (loss) to average net assets (%)	0.38	(f)	0.21	0.56	(0.09)	0.02	0.14
Portfolio turnover rate (%)	12	(e)	29	26	29	33	28
Net assets, end of period (in millions)	$946.5		$714.2	$387.0	$263.8	$281.0	$218.7

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.77		$16.84	$16.12	$15.89	$11.80	$8.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.01)	0.04	(0.06)	(0.03)	(0.01)
Net realized and unrealized gain on investments	0.45		7.07	2.45	0.29	4.12	3.31

Total from investment operations	0.46		7.06	2.49	0.23	4.09	3.30

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(1.78)		(1.10)	(1.77)	0.00	0.00	(0.28)

Total distributions	(1.78)		(1.13)	(1.77)	0.00	0.00	(0.29)

Net Asset Value, End of Period	$21.45		$22.77	$16.84	$16.12	$15.89	$11.80

Total Return (%) (d)	2.67	(e)	44.17	15.91	1.45	34.66	38.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(f)	0.77	0.80	0.80	0.82	0.87
Net ratio of expenses to average net assets (%) (g)	0.73	(f)	0.74	0.77	0.78	0.80	0.85
Ratio of net investment income (loss) to average net assets (%)	0.09	(f)	(0.05)	0.25	(0.34)	(0.22)	(0.11)
Portfolio turnover rate (%)	12	(e)	29	26	29	33	28
Net assets, end of period (in millions)	$373.4		$373.6	$276.5	$268.4	$266.0	$189.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.09		$17.06	$16.29	$16.04	$11.91	$8.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.01	0.06	(0.04)	(0.02)	(0.00	)(b)
Net realized and unrealized gain on investments	0.46		7.16	2.48	0.29	4.15	3.34

Total from investment operations	0.48		7.17	2.54	0.25	4.13	3.34

Less Distributions
Distributions from net investment income	0.00		(0.04)	0.00	0.00	0.00	(0.02)
Distributions from net realized capital gains	(1.78)		(1.10)	(1.77)	0.00	0.00	(0.28)

Total distributions	(1.78)		(1.14)	(1.77)	0.00	0.00	(0.30)

Net Asset Value, End of Period	$21.79		$23.09	$17.06	$16.29	$16.04	$11.91

Total Return (%) (d)	2.73	(e)	44.32	16.06	1.56	34.68	38.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(f)	0.67	0.70	0.70	0.72	0.77
Net ratio of expenses to average net assets (%) (g)	0.63	(f)	0.64	0.67	0.68	0.70	0.75
Ratio of net investment income (loss) to average net assets (%)	0.19	(f)	0.05	0.34	(0.24)	(0.14)	(0.01)
Portfolio turnover rate (%)	12	(e)	29	26	29	33	28
Net assets, end of period (in millions)	$18.3		$18.8	$14.2	$14.2	$16.3	$12.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-14

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MSF-15

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the six months ended June 30, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29, 2014 through April 30, 2014, the Portfolio had bought and sold $114,581,628 in equity index futures contracts. At June 30, 2014, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2014, the Portfolio had realized losses in the amount of $617,324 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MSF-16

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$326,313,178	$0	$136,916,668

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $339,136 in purchases of investments, which is included above.

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $103,942,578 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$2,695,125	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Trust and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net

MSF-17

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at June 30, 2014	Realized Gain/(Loss) on shares sold	Income for the six months ended June 30, 2014
T. Rowe Price Government Reserve Investment Fund	3,163,723	61,876,123	(60,691,396)	4,348,450	$0	$1,437

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$6,905,254	$—	$46,423,228	$57,712,956	$53,328,482	$57,712,956

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,233,813	$81,745,433	$371,241,158	$—	$454,220,404

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 13.72% and 13.58%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index1, returned 16.43%.

MARKET ENVIRONMENT / CONDITIONS

Several important factors influenced the markets in which the Portfolio invested during the first six months of 2014. On the demand side, there was, on the one hand, the continuing clear deceleration of growth in China, particularly during the first quarter of the year, but, as a result of the government stimulus program, less so during the second quarter. On the other hand, not only was there solid demand for commodities on a global basis, which included China, but also, in the developed markets, there were continuing indications of inflections in gross domestic product growth.

On the supply side, markets were affected by a number of significant disruptions. While the situation in Ukraine, and the possibility of further sanctions on Russia, remained a concern during the period under review, there was also the continuing disruption caused by Indonesia’s decision in January to implement a total ban on the export of unprocessed nickel and copper ore. A platinum miners’ strike in South Africa lasted throughout most of the first six months of the year, with the dispute only eventually being settled in the last week in June. And, finally, as June drew to a close, there was the accelerating deterioration of the situation in Iraq.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Two key aspects of the Portfolio that detracted from performance relative to its benchmark were an overweight position in oil and gas refining and marketing, and an underweight position in oil and gas storage and transportation.

The three weakest-contributing sub-sectors to the Portfolio’s performance relative to the benchmark were oil & gas refining and marketing, vulnerable to a narrowing spread between WTI and Brent crude; oil & gas storage and transportation, in which a weak tanker selection by the Portfolio detracted from performance; and steel, a sub-sector facing not only over capacity, but also only modest demand. There was no allocation to the steel sub-sector in the benchmark index during the period.

The Portfolio’s three weakest contributing companies were forest products company Louisiana Pacific, currently affected by concerns about the sustainability of the housing recovery in the U.S.; oil & gas refining and marketing company Marathon Petroleum, vulnerable to a narrowing of the spread between WTI and Brent crude; and oil & gas exploration and production company Ophir Energy, which recently reported poor drilling results.

The Portfolio’s being underweight in integrated oil & gas and paper products led to two of its strongest positive-contributing sub-sectors relative to the benchmark. In the case of integrated oil & gas, a sub-sector currently experiencing a decline in capital expenditure, the Portfolio was significantly underweight. In the case of paper products, the absence of any exposure to the sub-sector enabled the Portfolio to avoid the benchmark’s negative performance. In the gold sub-sector, not only was the Portfolio overweight, but it also had reasonable stock selection. Gold companies are currently benefitting, amongst other things, from an increase in the price of gold, successful cost-cutting and an increase in merger and acquisition activity.

The Portfolio’s three strongest contributors were energy-related companies. The strongest contributor was oil & gas equipment and services giant Halliburton, which continued to enjoy strong revenue growth from its directional drilling, pressure pumping and fracking activities, especially in North America. The second and third strongest contributors were oil & gas exploration companies Cimarex Energy and Concho Resources, both continuing beneficiaries of their unconventional shale oil activities especially in the Permian Basin and, in particular, in the Delaware Sub-Basin.

Significant purchases by the Portfolio were made in the diversified metals & mining, oil & gas drilling, and gold sub-sectors, with a new position in diversified metals & mining company Freeport-McMoRan Copper and Gold, and the addition of shares in oil & gas drilling company Nabors Industries, and gold company Goldcorp.

The Portfolio’s largest sales during the period were the integrated oil & gas company Occidental Petroleum, the gold company Newmont Mining, and oil & gas exploration and production company Whiting Petroleum (all eliminated by the Portfolio at period end).

During the six-month period, relative to its benchmark, the Portfolio’s positions in the diversified metals & mining, gold, and oil & gas drilling sub-sectors increased. The Portfolio’s positions in both the integrated oil & gas and oil & gas refining and marketing sub-sectors declined.

At the end of the first half of 2014, within the Energy sector, the Portfolio was significantly underweight integrated oil & gas, having no allocation to the sub-sector at period end. The Portfolio’s next largest underweight was in the oil & gas storage and transportation sub-sector.

MSF-1

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

As of June 30, 2014, the Portfolio was overweight relative to the index in the oil & gas equipment and services, and oil & gas drilling sub-sectors, and slightly overweight in the oil & gas exploration and production sub-sectors. As of the same date, the Portfolio was also overweight in the oil & gas refining and marketing sub-sector and the coal and consumable fuels sub-sector. The Portfolio’s largest overweights relative to the index were in the diversified metals & mining sub-sector and in the gold sub-sector.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	13.72	32.45	11.92	14.13
Class B	13.58	32.10	11.63	13.94
S&P North American Natural Resources Sector Index	16.43	33.14	14.76	14.00

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
Glencore plc	4.7
Schlumberger, Ltd.	4.4
Halliburton Co.	4.2
Concho Resources, Inc.	4.1
Cimarex Energy Co.	4.0
Pioneer Natural Resources Co.	3.9
CONSOL Energy, Inc.	3.9
Anadarko Petroleum Corp.	3.6
First Quantum Minerals, Ltd.	3.2
EOG Resources, Inc.	3.2

Top Sectors

% of Net Assets
Energy	69.4
Materials	22.9
Industrials	2.0
Consumer Staples	0.6

MSF-3

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.79%	$1,000.00	$1,137.20	$4.19
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class B(a)	Actual	1.04%	$1,000.00	$1,135.80	$5.51
	Hypothetical*	1.04%	$1,000.00	$1,019.64	$5.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—94.9% of Net Assets

Security Description	Shares	Value

Chemicals—1.2%
Agrium, Inc. (a)	167,900	$15,384,677

Construction & Engineering—0.2%
Jacobs Engineering Group, Inc. (a) (b)	47,388	2,524,832

Energy Equipment & Services—24.0%
Atwood Oceanics, Inc. (b)	383,700	20,136,576
Cameron International Corp. (b)	379,700	25,709,487
CARBO Ceramics, Inc. (a)	91,900	14,163,628
Diamond Offshore Drilling, Inc. (a)	163,900	8,134,357
Dril-Quip, Inc. (b)	203,800	22,263,112
Halliburton Co.	767,300	54,485,973
Nabors Industries, Ltd.	1,147,000	33,687,390
National Oilwell Varco, Inc.	359,700	29,621,295
Noble Corp. plc	311,700	10,460,652
Schlumberger, Ltd.	475,600	56,097,020
Seadrill, Ltd. (a)	247,824	9,900,569
Superior Energy Services, Inc.	659,400	23,830,716

		308,490,775

Food Products—0.6%
Archer-Daniels-Midland Co.	175,800	7,754,538

Machinery—1.5%
Cummins, Inc.	127,900	19,733,691

Metals & Mining—20.5%
African Minerals, Ltd. (a) (b)	759,398	902,015
Agnico Eagle Mines, Ltd.	65,333	2,501,769
Eldorado Gold Corp.	1,954,300	14,930,852
First Quantum Minerals, Ltd. (a)	1,946,300	41,623,697
Freeport-McMoRan Copper & Gold, Inc.	747,400	27,280,100
Glencore plc (b)	10,938,437	60,950,930
Goldcorp, Inc.	1,079,100	30,117,681
Kinross Gold Corp. (b)	1,149,004	4,756,877
New Gold, Inc. (b)	1,990,300	12,678,211
Osisko Gold Royalties, Ltd. (a) (b)	89,880	1,351,927
Randgold Resources, Ltd. (ADR)	239,800	20,287,080
Royal Gold, Inc. (a)	183,800	13,990,856
Steel Dynamics, Inc.	501,300	8,998,335
United States Steel Corp. (a)	403,700	10,512,348
Yamana Gold, Inc. (a)	1,310,900	10,775,598
Yamana Gold, Inc. (GDR)	237,963	1,958,026

		263,616,302

Oil, Gas & Consumable Fuels—45.4%
Afren plc (b)	7,889,201	19,556,319
Alpha Natural Resources, Inc. (a) (b)	257,420	955,028
Anadarko Petroleum Corp.	423,650	46,376,965
Cimarex Energy Co.	359,700	51,602,562
Cloud Peak Energy, Inc. (a) (b)	303,700	5,594,154
Concho Resources, Inc. (b)	367,650	53,125,425
CONSOL Energy, Inc.	1,091,100	50,266,977
Delek U.S. Holdings, Inc.	282,100	7,963,683
Diamondback Energy, Inc. (a) (b)	251,800	22,359,840
EOG Resources, Inc.	355,700	41,567,102

Oil, Gas & Consumable Fuels—(Continued)
Genel Energy plc (b)	355,700	6,171,284
Golar LNG, Ltd.	83,900	5,042,390
Gulfport Energy Corp. (b)	235,800	14,808,240
HollyFrontier Corp.	519,600	22,701,324
Laredo Petroleum, Inc. (a) (b)	223,800	6,933,324
Marathon Oil Corp.	839,300	33,504,856
Marathon Petroleum Corp.	295,700	23,085,299
Newfield Exploration Co. (b)	215,800	9,538,360
Ophir Energy plc (a) (b)	2,156,603	8,130,626
Peabody Energy Corp. (a)	703,400	11,500,590
Phillips 66	299,700	24,104,871
Pioneer Natural Resources Co.	219,800	50,512,238
Scorpio Tankers, Inc. (a)	435,600	4,430,052
SM Energy Co.	467,600	39,325,160
Tesoro Corp.	415,600	24,383,252

		583,539,921

Paper & Forest Products—1.2%
Louisiana-Pacific Corp. (a) (b)	1,043,100	15,667,362

Trading Companies & Distributors—0.3%
NOW, Inc. (a) (b)	89,900	3,255,279

Total Common Stocks (Cost $995,393,164)		1,219,967,377

Warrant—0.0%

Metals & Mining—0.0%
Kinross Gold Corp., Strike Price $21.70, Expires 09/17/14 (b) (Cost $140,490)	29,480	691

Short-Term Investments—12.7%

Mutual Funds—12.7%
AIM STIT-STIC Prime Portfolio	24,614,121	24,614,121
State Street Navigator Securities Lending MET Portfolio (c)	138,442,208	138,442,208

Total Short-Term Investments (Cost $163,056,329)		163,056,329

Total Investments—107.6% (Cost $1,158,589,983) (d)		1,383,024,397
Other assets and liabilities (net)—(7.6)%		(97,385,566)

Net Assets—100.0%		$1,285,638,831

(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $136,109,526 and the collateral received consisted of cash in the amount of $138,442,208 and non-cash collateral with a value of $789,473. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2014, the aggregate cost of investments was $1,158,589,983. The aggregate unrealized appreciation and depreciation of investments were $277,717,298 and $(53,282,884), respectively, resulting in net unrealized appreciation of $224,434,414.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$15,384,677	$—	$—	$15,384,677
Construction & Engineering	2,524,832	—	—	2,524,832
Energy Equipment & Services	308,490,775	—	—	308,490,775
Food Products	7,754,538	—	—	7,754,538
Machinery	19,733,691	—	—	19,733,691
Metals & Mining	201,763,357	61,852,945	—	263,616,302
Oil, Gas & Consumable Fuels	549,681,692	33,858,229	—	583,539,921
Paper & Forest Products	15,667,362	—	—	15,667,362
Trading Companies & Distributors	3,255,279	—	—	3,255,279
Total Common Stocks	1,124,256,203	95,711,174	—	1,219,967,377
Total Warrant*	691	—	—	691
Total Short-Term Investments*	163,056,329	—	—	163,056,329
Total Investments	$1,287,313,223	$95,711,174	$—	$1,383,024,397

Collateral for securities loaned (Liability)	$—	$(138,442,208)	$—	$(138,442,208)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,383,024,397
Cash denominated in foreign currencies (c)	6,440,699
Receivable for:
Investments sold	37,646,634
Dividends and interest	518,754

Total Assets	1,427,630,484
Liabilities
Collateral for securities loaned	138,442,208
Payables for:
Investments purchased	209,098
Fund shares redeemed	2,375,758
Accrued expenses:
Management fees	795,099
Distribution and service fees	33,689
Deferred trustees’ fees	55,412
Other expenses	80,389

Total Liabilities	141,991,653

Net Assets	$1,285,638,831

Net assets consist of:
Paid in surplus	$1,060,375,853
Undistributed net investment income	2,139,038
Accumulated net realized loss	(1,077,496)
Unrealized appreciation on investments and foreign currency transactions	224,201,436

Net Assets	$1,285,638,831

Net Assets
Class A	$1,119,432,465
Class B	166,206,366
Capital Shares Outstanding*
Class A	70,781,624
Class B	10,560,605
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.82
Class B	15.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,158,589,983.
(b)	Includes securities loaned at value of $136,109,526.
(c)	Identified cost of cash denominated in foreign currencies was $6,684,099.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$8,150,849
Interest	12,789
Securities lending income	397,979

Total investment income	8,561,617
Expenses
Management fees	4,632,882
Administration fees	13,986
Custodian and accounting fees	63,698
Distribution and service fees—Class B	198,059
Audit and tax services	22,716
Legal	13,588
Trustees’ fees and expenses	16,045
Shareholder reporting	32,050
Insurance	3,554
Miscellaneous	6,455

Total expenses	5,003,033
Less management fee waiver	(61,987)
Less broker commission recapture	(22,073)

Net expenses	4,918,973

Net Investment Income	3,642,644

Net Realized and Unrealized Gain
Net realized gain on:
Investments	165,275
Foreign currency transactions	33,797

Net realized gain	199,072

Net change in unrealized appreciation (depreciation) on:
Investments	154,998,486
Foreign currency transactions	(32,221)

Net change in unrealized appreciation	154,966,265

Net realized and unrealized gain	155,165,337

Net Increase in Net Assets From Operations	$158,807,981

(a)	Net of foreign withholding taxes of $126,655.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,642,644	$6,495,823
Net realized gain	199,072	22,755,918
Net change in unrealized appreciation	154,966,265	92,971,657

Increase in net assets from operations	158,807,981	122,223,398

From Distributions to Shareholders
Net investment income
Class A	(5,357,330)	(8,129,244)
Class B	(406,516)	(1,089,226)
Net realized capital gains
Class A	(16,643,439)	0
Class B	(2,559,953)	0

Total distributions	(24,967,238)	(9,218,470)

Increase (decrease) in net assets from capital share transactions	(25,853,833)	71,526,494

Total increase in net assets	107,986,910	184,531,422

Net Assets
Beginning of period	1,177,651,921	993,120,499

End of period	$1,285,638,831	$1,177,651,921

Undistributed net investment income
End of period	$2,139,038	$4,260,240

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,253,352	$18,032,529	8,667,519	$109,883,439
Reinvestments	1,531,021	22,000,769	680,841	8,129,244
Redemptions	(3,710,488)	(55,544,340)	(1,759,833)	(23,803,281)

Net increase (decrease)	(926,115)	$(15,511,042)	7,588,527	$94,209,402

Class B
Sales	344,446	$4,827,659	1,616,477	$20,813,286
Reinvestments	207,446	2,966,469	91,609	1,089,226
Redemptions	(1,239,746)	(18,136,919)	(3,320,396)	(44,585,420)

Net decrease	(687,854)	$(10,342,791)	(1,612,310)	$(22,682,908)

Increase (decrease) derived from capital shares transactions		$(25,853,833)		$71,526,494

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.21		$12.91	$13.52	$18.06	$15.05	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.08	0.13	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.87		1.34	0.25	(2.56)	4.19	5.34

Total from investment operations	1.92		1.42	0.38	(2.52)	4.20	5.35

Less Distributions
Distributions from net investment income	(0.08)		(0.12)	0.00	(0.24)	(0.08)	(0.01)
Distributions from net realized capital gains	(0.23)		0.00	(0.99)	(1.78)	(1.11)	0.00

Total distributions	(0.31)		(0.12)	(0.99)	(2.02)	(1.19)	(0.01)

Net Asset Value, End of Period	$15.82		$14.21	$12.91	$13.52	$18.06	$15.05

Total Return (%) (b)	13.72	(c)	11.06	2.80	(16.45)	29.39	55.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.81	0.82	0.82	0.84	0.85
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.80	0.82	0.82	0.84	0.85
Ratio of net investment income to average net assets (%)	0.64	(d)	0.64	0.98	0.25	0.10	0.07
Portfolio turnover rate (%)	14	(c)	36	23	42	72	101
Net assets, end of period (in millions)	$1,119.4		$1,018.8	$828.1	$695.7	$575.6	$426.4

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$14.12		$12.83	$13.47	$18.01	$15.03	$10.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		0.05	0.09	0.00 (g)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	1.86		1.33	0.26	(2.55)	4.15	4.46

Total from investment operations	1.89		1.38	0.35	(2.55)	4.14	4.42

Less Distributions
Distributions from net investment income	(0.04)		(0.09)	0.00	(0.21)	(0.05)	0.00
Distributions from net realized capital gains	(0.23)		0.00	(0.99)	(1.78)	(1.11)	0.00

Total distributions	(0.27)		(0.09)	(0.99)	(1.99)	(1.16)	0.00

Net Asset Value, End of Period	$15.74		$14.12	$12.83	$13.47	$18.01	$15.03

Total Return (%) (b)	13.58	(c)	10.76	2.58	(16.67)	29.02	41.66	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	(d)	1.06	1.07	1.07	1.09	1.10	(d)
Net ratio of expenses to average net assets (%) (e)	1.04	(d)	1.05	1.07	1.07	1.09	1.10	(d)
Ratio of net investment income (loss) to average net assets (%)	0.39	(d)	0.38	0.72	0.01	(0.09)	(0.47	)(d)
Portfolio turnover rate (%)	14	(c)	36	23	42	72	101
Net assets, end of period (in millions)	$166.2		$158.8	$165.1	$153.0	$108.0	$24.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Commencement of operations was April 28, 2009.
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-10

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-11

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), broker recapture reclasses, and redesignation of distributions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MSF-12

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$159,972,155	$0	$207,282,927

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$4,632,882	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-13

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amount over $	500 million and under $1 billion

An identical agreement was in place for the period January 1, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$9,218,470	$6,312,388	$—	$58,043,245	$9,218,470	$64,355,633

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,102,309	$18,748,006	$66,620,722	$—	$91,471,037

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-14

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $1,588,525.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 6.02%, 5.92%, and 5.95%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 3.93%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2014 can be characterized as a period of sluggish economic growth despite an improving labor market. Market experts in late 2013 expected yields to rise as the economy continued to improve but yields have followed the opposite path. Over the year, the 10-year U.S. Treasury (“UST”) yield has fallen 51 basis points (bps) to end at 2.53% and the 30-year UST yield has fallen 62 bps to 3.34%. The fall in rates is the result of several factors, including lowered expectations for economic growth, technical factors such as short-covering and large purchases by overseas funds, and low global inflation which can increase the relative attractiveness of UST.

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the beginning of the first six months of 2014. Gross domestic product (“GDP”) growth leading into 2014 was 4.1% during the third quarter of 2013, its highest reading since the final quarter of 2011, and moderated to 2.6% in the fourth quarter of 2013. However, the Commerce Department’s final estimate for first quarter 2014 GDP growth painted a bleak picture, showing a contraction of 2.9%. This represented the first negative reading for GDP since early 2011. The contraction was largely attributed to mostly temporary factors such as severe winter weather, as well as to the effects related to changing assumptions pertaining to the impact of Obamacare. Most economists still call for relatively healthy economic growth over the remainder of 2014.

The job market improved during the first six months of 2014. Unemployment at the end of 2013 was 6.7% and had fallen to 6.1% for the most recent reading for June 2014. This represents the lowest measure of unemployment since October 2008, the beginning of the financial crisis. Although much of the improvement was due to the economic recovery, it was also partially due to a decline in the workforce participation rate, which was 62.8% in June 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months.

Housing data has been somewhat mixed for 2014. While sales of existing homes are down from the highs of 2013 when mortgage rates were at historic lows and eligible buyers rushed to make purchases, they have held fairly steady in the upper 400,000 level for annualized sales. Sales of new homes, a smaller segment of the market, while stagnant over most of 2014, picked up in May, rising 18.6%. Home price acceleration, according to the S&P Case-Shiller Home Price Index, appears to be slowing. The year-over-year (“YoY”) change in the 20-city composite ended up 10.8%, its lowest rate since March 2013.

In 2014 the Federal Reserve (the “Fed”), now chaired by Janet Yellen, began tapering its large-scale asset purchases, known as quantitative easing (“QE”), reducing its purchases by $10 billion at each meeting. By the end of the reporting period, the Fed purchased $35 billion per month in UST and agency mortgages and is expected to be finished with QE before the end of the year. The Fed has been convinced the economy is on a firm enough footing and is heading mostly in the right direction so that its support can be reduced. However, the Fed is still apt to keep rates at extraordinarily low levels for some time, given the continued elevated level of unemployment. Low levels of inflation have given the Fed the flexibility to keep rates low but there have been recent signs that inflation may be picking up, so the Fed and all market watchers will be keeping a close eye on price levels.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Strategic Bond Opportunities Portfolio outperformed its benchmark over the six month period ending June 30, 2014. Spread sectors ended the six month period modestly higher on investors’ demand for risky assets, which helped drive the Portfolio’s strong performance.

An overweight exposure to high yield bonds was the single largest contributor to performance as default rates remained low and spreads tightened by 45 bps over the period to end at 337 bps over Treasuries.

The Portfolio’s non-Agency mortgage-backed security (“MBS”) allocation was also a major contributor to performance as the sector benefited from price improvement and positive carry, as well as from continued coupon and principal payments. Nationwide home prices, as measured by the Case-Shiller 20-city Home Price Index, seasonally adjusted, increased by about 3% over the first four months of the year while on a YoY basis, home price increases appear to be decelerating.

Exposure to U.S. dollar-denominated Emerging Market Sovereigns, Corporates, and Quasi-Sovereigns, as well as emerging market currencies and local bonds, were also positive contributors to performance as the sector generated positive returns over the period.

Investment Grade Credit spreads tightened by 15 bps and the Portfolio’s allocation to financial and industrial companies’ bonds contributed modestly to performance. Corporate balance sheets remain strong and most corporations continued to generate positive earning.

Commercial MBS outperformed for the period. The Portfolio’s small overweight exposure relative to the benchmark in this sector slightly added to performance.

MSF-1

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

The Portfolio’s underweight allocation to Agency MBS was a detractor to performance as the sector outperformed U.S. Treasuries of similar interest rate risk over the period. We focused on selecting certain mortgage pools and coupon stacks which avoided exaggerated risk of government-sponsored mortgage refinancing, thus decreasing the risk of loss of interest income through prepayments.

The Portfolio’s overall tactical exposure to interest rate risk had a small positive impact on performance as rates ended the period lower. The Portfolio held less exposure than the benchmark to medium-term interest rates over the year, contributing to outperformance.

At period end, we had shifted the Portfolio to a slight underweight duration position as we believed that future growth would have to fall well below our expectations for UST rates to move much lower. High Yield bonds remained appealing given the current environment of low default rates and ongoing central bank monetary accommodation. However, spreads generally became tighter over the reporting period. As such, we slightly reduced the Portfolio’s exposure to the High Yield sector. At period end, we maintained the Portfolio’s exposure to Emerging Market securities (focused on U.S. dollar corporate and local markets) as we continued to see value as Emerging Markets fundamentals were generally sound. At period end, we believed that potential returns for the non-Agency Mortgage sector remain skewed to the upside, especially as delinquency rates and home prices improve. As such, we increased exposure. We slightly decreased the Portfolio’s sector exposure to Agency mortgages and continued to emphasize coupon selection, to reduce prepayment risk. We maintained a slightly short duration position, which we may tactically adjust. At period end, we held an overweight exposure to the long end of the yield curve as longer-dated U.S. Treasuries represent better value than shorter-dated U.S. Treasuries and may also provide some protection if volatility increases.

S. Kenneth Leech

Carl L. Eichsteadt

Mark S. Lindbloom

Christophe Orndorff

Michael Buchanan

Keith J. Gardner

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results todiffer materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	6.02	8.44	10.81	6.80
Class B	5.92	8.19	10.53	6.53
Class E	5.95	8.21	10.63	6.63
Barclays U.S. Aggregate Bond Index	3.93	4.37	4.85	4.93

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	43.5
Mortgage-Backed Securities	22.4
Foreign Government	12.4
U.S. Treasury & Government Agencies	7.0
Asset-Backed Securities	6.6
Preferred Stocks	0.6
Floating Rate Loans	0.6
Common Stocks	0.1
Municipals	0.1
Convertible Bonds	0.1

MSF-3

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.61%	$1,000.00	$1,060.20	$3.12
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class B(a)	Actual	0.86%	$1,000.00	$1,059.20	$4.39
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class E(a)	Actual	0.76%	$1,000.00	$1,059.50	$3.88
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—43.5% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.1%
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp.
5.250%, 02/15/22 (144A)	430,000	$441,825
5.625%, 02/15/24 (144A) (a)	430,000	443,975
WPP Finance 2010
5.125%, 09/07/42	240,000	248,197

		1,133,997

Aerospace/Defense—0.3%
Boeing Capital Corp.
4.700%, 10/27/19	350,000	395,855
Boeing Co. (The)
4.875%, 02/15/20	540,000	615,655
6.000%, 03/15/19	50,000	59,032
Raytheon Co.
3.125%, 10/15/20	30,000	31,031
TransDigm, Inc.
6.000%, 07/15/22 (144A)	1,310,000	1,346,025
Triumph Group, Inc.
5.250%, 06/01/22 (144A)	350,000	350,875
United Technologies Corp.
4.500%, 06/01/42	360,000	377,051

		3,175,524

Agriculture—1.3%
Altria Group, Inc.
4.000%, 01/31/24 (a)	2,820,000	2,897,635
4.750%, 05/05/21	890,000	981,674
5.375%, 01/31/44 (a)	490,000	536,714
Imperial Tobacco Finance plc
2.050%, 02/11/18 (144A)	560,000	563,308
Lorillard Tobacco Co.
3.750%, 05/20/23 (a)	3,000,000	2,962,848
8.125%, 06/23/19 (a)	390,000	486,234
Philip Morris International, Inc.
2.500%, 08/22/22	4,440,000	4,300,717
2.900%, 11/15/21	640,000	645,242
Reynolds American, Inc.
3.250%, 11/01/22	270,000	260,486
4.850%, 09/15/23 (a)	2,960,000	3,171,684

		16,806,542

Airlines—0.4%
Delta Air Lines Pass-Through Trust
6.821%, 02/10/24	546,508	644,879
8.021%, 02/10/24	2,366,111	2,768,350
Northwest Airlines Pass-Through Trust
7.575%, 09/01/20	19,167	21,610
UAL Pass-Through Trust
9.750%, 07/15/18	72,117	82,574
United Airlines, Inc.
6.750%, 09/15/15 (144A)	1,964,000	1,981,185

		5,498,598

Auto Manufacturers—0.1%
Chrysler Group LLC / CG Co.-Issuer, Inc.
8.250%, 06/15/21	610,000	689,300
Ford Motor Co.
4.750%, 01/15/43	1,020,000	1,031,209

		1,720,509

Banks—6.8%
Bank of America Corp.
2.600%, 01/15/19	1,090,000	1,102,822
3.300%, 01/11/23	240,000	236,557
4.000%, 04/01/24	1,260,000	1,285,869
4.100%, 07/24/23	1,730,000	1,795,510
4.125%, 01/22/24	880,000	907,274
4.875%, 04/01/44	2,290,000	2,363,131
5.000%, 01/21/44	2,330,000	2,471,997
5.420%, 03/15/17	1,530,000	1,683,309
5.625%, 07/01/20	220,000	253,095
5.650%, 05/01/18	630,000	714,128
6.875%, 04/25/18	280,000	329,877
Barclays Bank plc
6.050%, 12/04/17 (144A)	140,000	158,818
10.179%, 06/12/21 (144A)	100,000	138,321
BPCE S.A.
5.150%, 07/21/24 (144A) (a)	420,000	443,396
CIT Group, Inc.
5.000%, 08/01/23	2,030,000	2,078,212
Citigroup, Inc.
4.050%, 07/30/22	3,470,000	3,555,001
5.300%, 05/06/44	4,460,000	4,651,994
5.350%, 05/15/23 (b)	560,000	537,250
5.500%, 09/13/25	990,000	1,104,314
5.900%, 02/15/23 (b)	320,000	323,200
5.950%, 01/30/23 (b)	590,000	595,900
6.300%, 05/15/24 (a) (b)	850,000	865,938
Commonwealth Bank of Australia
5.000%, 10/15/19 (144A)	320,000	361,578
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.625%, 12/01/23 (a)	1,400,000	1,479,723
5.750%, 12/01/43	1,480,000	1,705,477
11.000%, 06/30/19 (144A) (b)	415,000	557,216
Credit Agricole S.A.
8.375%, 10/13/19 (144A) (b)	890,000	1,051,313
Goldman Sachs Capital II
4.000%, 07/31/14 (b)	3,490,000	2,792,000
Goldman Sachs Group, Inc. (The)
2.375%, 01/22/18	1,240,000	1,259,265
2.900%, 07/19/18	410,000	422,411
4.000%, 03/03/24	3,780,000	3,847,885
5.250%, 07/27/21	1,680,000	1,886,527
6.150%, 04/01/18	30,000	34,405
6.250%, 02/01/41	210,000	256,180
6.750%, 10/01/37	400,000	481,214
7.500%, 02/15/19	20,000	24,407

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HBOS plc
6.750%, 05/21/18 (144A)	240,000	$276,487
HSBC Holdings plc
4.250%, 03/14/24 (a)	850,000	874,757
5.250%, 03/14/44	3,400,000	3,640,720
ING Bank NV
5.800%, 09/25/23 (144A) (a)	1,290,000	1,453,185
Intesa Sanpaolo S.p.A.
5.017%, 06/26/24 (144A)	4,820,000	4,876,948
JPMorgan Chase & Co.
3.375%, 05/01/23 (a)	780,000	765,585
3.625%, 05/13/24	6,390,000	6,415,618
4.350%, 08/15/21	160,000	173,254
4.500%, 01/24/22	160,000	175,318
M&T Bank Corp. 6.875%, 06/15/16	2,540,000	2,569,680
Nordea Bank AB 4.875%, 05/13/21 (144A)	950,000	1,031,250
Royal Bank of Scotland Group plc
5.125%, 05/28/24	820,000	832,627
6.000%, 12/19/23	460,000	497,354
6.100%, 06/10/23	780,000	853,783
6.125%, 12/15/22	790,000	864,050
7.648%, 09/30/31 (b)	120,000	145,200
Royal Bank of Scotland NV 4.650%, 06/04/18	530,000	557,911
Royal Bank of Scotland plc 13.125%, 03/19/22 (AUD) (b)	1,580,000	1,788,516
Standard Chartered plc 5.700%, 03/26/44 (144A)	4,950,000	5,188,402
State Street Corp. 4.956%, 03/15/18	320,000	351,070
Wachovia Capital Trust III 5.570%, 07/31/14 (b)	1,321,000	1,281,370
Wells Fargo & Co.
1.500%, 01/16/18	300,000	299,488
3.450%, 02/13/23	680,000	676,673
4.480%, 01/16/24	2,596,000	2,749,696
4.600%, 04/01/21	110,000	122,402
5.375%, 11/02/43	660,000	726,026
5.606%, 01/15/44	2,770,000	3,173,467
Wells Fargo Capital X 5.950%, 12/01/86	600,000	612,000

		86,728,351

Beverages—0.7%
Anheuser-Busch InBev Finance, Inc. 3.700%, 02/01/24	1,900,000	1,949,980
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 07/15/22	280,000	268,306
5.000%, 04/15/20	260,000	295,710
5.375%, 01/15/20	1,110,000	1,281,493
Diageo Capital plc 2.625%, 04/29/23	2,000,000	1,917,234
Diageo Investment Corp. 2.875%, 05/11/22	670,000	666,671

Beverages—(Continued)
Molson Coors Brewing Co. 3.500%, 05/01/22	60,000	60,650
PepsiCo, Inc.
4.000%, 03/05/42	670,000	639,744
7.900%, 11/01/18	76,000	94,600
Pernod-Ricard S.A.
4.450%, 01/15/22 (144A)	940,000	1,002,139
5.500%, 01/15/42 (144A)	1,130,000	1,255,736

		9,432,263

Biotechnology—0.3%
Amgen, Inc. 3.625%, 05/22/24	190,000	191,680
Gilead Sciences, Inc. 3.700%, 04/01/24	2,960,000	3,037,259

		3,228,939

Building Materials—0.9%
Building Materials Corp. of America 7.500%, 03/15/20 (144A)	3,400,000	3,621,000
Cemex Finance LLC 9.375%, 10/12/22 (144A)	6,470,000	7,610,337

		11,231,337

Chemicals—0.5%
Alpek S.A. de C.V. 4.500%, 11/20/22 (144A) (a)	890,000	894,005
Braskem Finance, Ltd. 5.375%, 05/02/22 (144A)	1,980,000	2,009,700
Ecolab, Inc. 4.350%, 12/08/21	70,000	76,759
LyondellBasell Industries NV 5.000%, 04/15/19	1,190,000	1,342,292
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20 (a)	40,000	44,985
Rain CII Carbon LLC / CII Carbon Corp 8.250%, 01/15/21 (144A) (a)	1,650,000	1,732,500

		6,100,241

Coal—0.5%
Arch Coal, Inc.
7.000%, 06/15/19 (a)	210,000	159,075
9.875%, 06/15/19 (a)	1,110,000	946,275
CONSOL Energy, Inc. 8.250%, 04/01/20 (a)	3,720,000	4,026,900
Natural Resource Partners LP / NRP Finance Corp. 9.125%, 10/01/18	720,000	756,000
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp. 7.375%, 02/01/20 (144A)	340,000	362,950

		6,251,200

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.4%
Interactive Data Corp. 5.875%, 04/15/19 (144A)	540,000	$551,475
NES Rentals Holdings, Inc. 7.875%, 05/01/18 (144A)	990,000	1,049,400
Service Corp. International
7.500%, 04/01/27	350,000	386,750
7.625%, 10/01/18 (a)	125,000	146,562
WEX, Inc. 4.750%, 02/01/23 (144A)	3,440,000	3,328,200

		5,462,387

Computers—0.2%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A)	2,750,000	2,791,250

Cosmetics/Personal Care—0.0%
First Quality Finance Co., Inc. 4.625%, 05/15/21 (144A)	490,000	463,050

Diversified Financial Services—2.3%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.750%, 05/15/19 (144A)	1,080,000	1,088,100
American Express Co. 6.800%, 09/01/66 (b)	1,650,000	1,815,000
Ausdrill Finance Pty, Ltd. 6.875%, 11/01/19 (144A)	3,050,000	2,844,125
Ford Motor Credit Co. LLC 8.125%, 01/15/20	3,740,000	4,775,206
General Electric Capital Corp.
4.375%, 09/16/20	70,000	77,310
4.625%, 01/07/21	40,000	44,541
6.375%, 11/15/67 (b)	1,850,000	2,062,750
6.875%, 01/10/39	4,391,000	5,898,334
General Motors Financial Co., Inc. 2.750%, 05/15/16	30,000	30,450
Globe Luxembourg SCA 9.625%, 05/01/18 (144A)	1,500,000	1,665,150
ILFC E-Capital Trust II 6.250%, 12/21/65 (144A) (b)	330,000	330,000
International Lease Finance Corp.
6.250%, 05/15/19	1,150,000	1,288,000
6.500%, 09/01/14 (144A)	50,000	50,375
6.750%, 09/01/16 (144A)	250,000	276,875
8.250%, 12/15/20 (a)	3,150,000	3,890,250
8.750%, 03/15/17	1,550,000	1,801,875
SLM Corp. 8.000%, 03/25/20	150,000	173,437
TMX Finance LLC / TitleMax Finance Corp. 8.500%, 09/15/18 (144A)	560,000	593,600

		28,705,378

Electric—1.7%
AES Corp.
5.500%, 03/15/24	650,000	664,625
8.000%, 06/01/20	1,000,000	1,202,500
Calpine Corp.
7.500%, 02/15/21 (144A)	1,972,000	2,139,620
7.875%, 07/31/20 (144A)	1,000	1,085
7.875%, 01/15/23 (144A)	1,000,000	1,115,000
Centrais Eletricas Brasileiras S.A. 5.750%, 10/27/21 (144A) (a)	1,930,000	1,979,949
Dominion Resources, Inc. 8.875%, 01/15/19	70,000	89,857
Duke Energy Carolinas LLC 5.300%, 02/15/40	980,000	1,155,022
Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust 7.670%, 08/11/16 (c) (d)	500,000	0
Exelon Corp. 5.625%, 06/15/35	375,000	421,997
FirstEnergy Corp.
4.250%, 03/15/23	1,910,000	1,902,202
7.375%, 11/15/31	4,200,000	4,963,732
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	5,694,982
Pacific Gas & Electric Co.
6.050%, 03/01/34	430,000	531,786
8.250%, 10/15/18 (a)	210,000	262,385

		22,124,742

Electronics—0.4%
Rexel S.A. 5.250%, 06/15/20 (144A)	2,210,000	2,298,400
Sanmina Corp. 4.375%, 06/01/19 (144A)	2,320,000	2,317,100
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	200,000	207,816

		4,823,316

Energy-Alternate Sources—0.1%
First Wind Capital LLC 10.250%, 06/01/18 (144A)	610,000	652,700

Engineering & Construction—0.7%
Empresas ICA S.A.B. de C.V.
8.875%, 05/29/24 (144A) (a)	1,540,000	1,583,120
8.900%, 02/04/21	1,250,000	1,321,875
Michael Baker International LLC / CDL Acquisition Co., Inc. 8.250%, 10/15/18 (144A)	980,000	1,043,700
OAS Finance, Ltd. 8.000%, 07/02/21 (144A)	2,600,000	2,626,000
OAS Investments GmbH 8.250%, 10/19/19 (144A)	1,930,000	1,997,550
Odebrecht Offshore Drilling Finance, Ltd. 6.625%, 10/01/23 (144A) (a)	890,010	947,861

		9,520,106

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—0.1%
Greektown Holdings LLC/Greektown Mothership Corp. 8.875%, 03/15/19 (144A) (a)	540,000	$550,800
Regal Entertainment Group 5.750%, 03/15/22	840,000	871,500

		1,422,300

Environmental Control—0.1%
Waste Management, Inc.
3.500%, 05/15/24	1,230,000	1,237,390
4.600%, 03/01/21	180,000	199,143
7.375%, 05/15/29	190,000	251,286

		1,687,819

Food—1.4%
Dole Food Co., Inc. 7.250%, 05/01/19 (144A) (a)	850,000	860,625
Hearthside Group Holdings LLC/Hearthside Finance Co. 6.500%, 05/01/22 (144A)	980,000	977,550
HJ Heinz Co. 4.250%, 10/15/20 (a)	1,060,000	1,066,625
Kraft Foods Group, Inc. 3.500%, 06/06/22	690,000	708,468
Kroger Co. (The) 6.900%, 04/15/38	300,000	388,248
Marfrig Holding Europe B.V.
6.875%, 06/24/19 (144A) (a)	2,260,000	2,285,990
8.375%, 05/09/18 (a)	2,200,000	2,339,590
Mondelez International, Inc.
4.000%, 02/01/24 (a)	1,830,000	1,895,501
5.375%, 02/10/20	534,000	613,833
Virgolino de Oliveira Finance S.A. 10.875%, 01/13/20 (144A) (a)	4,470,000	4,425,300
WM Wrigley Jr. Co.
2.400%, 10/21/18 (144A)	220,000	223,456
2.900%, 10/21/19 (144A)	790,000	810,057
3.375%, 10/21/20 (144A)	1,480,000	1,532,315

		18,127,558

Forest Products & Paper—0.6%
Appvion, Inc. 9.000%, 06/01/20 (144A)	2,060,000	2,049,700
Cascades, Inc. 5.500%, 07/15/22 (144A)	720,000	718,200
Fibria Overseas Finance, Ltd. 5.250%, 05/12/24	3,720,000	3,701,400
Resolute Forest Products, Inc. 5.875%, 05/15/23	1,490,000	1,467,650
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	316,250

		8,253,200

Healthcare-Products—0.4%
ConvaTec Finance International S.A. 8.250%, 01/15/19 (144A) (e)	1,280,000	1,308,800
DJO Finance LLC / DJO Finance Corp. 9.875%, 04/15/18	2,145,000	2,316,600
Medtronic, Inc.
3.125%, 03/15/22	60,000	60,573
4.450%, 03/15/20	340,000	376,555
Teleflex, Inc. 5.250%, 06/15/24 (144A)	470,000	474,700

		4,537,228

Healthcare-Services—1.2%
Acadia Healthcare Co., Inc. 5.125%, 07/01/22 (144A)	860,000	862,150
Centene Corp. 4.750%, 05/15/22	960,000	974,400
DaVita HealthCare Partners, Inc. 5.125%, 07/15/24	730,000	734,562
Fresenius Medical Care U.S. Finance, Inc. 6.500%, 09/15/18 (144A) (a)	3,709,000	4,191,170
HCA, Inc.
5.000%, 03/15/24	1,840,000	1,865,429
7.500%, 02/15/22	360,000	415,350
Humana, Inc.
3.150%, 12/01/22	190,000	186,465
7.200%, 06/15/18	320,000	380,122
Roche Holdings, Inc. 6.000%, 03/01/19 (144A)	323,000	379,467
UnitedHealth Group, Inc.
2.875%, 03/15/23 (a)	1,700,000	1,667,669
5.700%, 10/15/40	10,000	11,960
5.800%, 03/15/36 (a)	10,000	12,039
6.000%, 02/15/18	900,000	1,038,370
WellPoint, Inc.
3.125%, 05/15/22	2,170,000	2,166,793
3.700%, 08/15/21	130,000	135,560
7.000%, 02/15/19	170,000	205,072

		15,226,578

Holding Companies-Diversified—0.5%
DH Services Luxembourg S.a.r.l. 7.750%, 12/15/20 (144A) (a)	5,670,000	6,081,075

Home Builders—0.6%
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.
5.250%, 04/15/21 (144A)	1,180,000	1,197,700
7.750%, 04/15/20 (144A)	3,252,000	3,552,810
William Lyon Homes, Inc. 8.500%, 11/15/20	2,430,000	2,718,562

		7,469,072

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Household Products/Wares—0.3%
Century Intermediate Holding Co. 9.750%, 02/15/19 (144A) (e)	1,280,000	$1,364,800
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.875%, 02/15/21	480,000	517,980
9.000%, 04/15/19	1,710,000	1,810,462

		3,693,242

Insurance—0.2%
American International Group, Inc. 6.250%, 03/15/87	620,000	693,625
Teachers Insurance & Annuity Association of America 6.850%, 12/16/39 (144A)	700,000	933,523
Voya Financial, Inc. 2.900%, 02/15/18	300,000	310,872

		1,938,020

Internet—0.3%
Cogent Communications Group, Inc. 8.375%, 02/15/18 (144A)	3,480,000	3,714,900

Iron/Steel—0.7%
ArcelorMittal 5.000%, 02/25/17	380,000	401,850
Cliffs Natural Resources, Inc.
3.950%, 01/15/18 (a)	1,480,000	1,499,727
4.800%, 10/01/20 (a)	420,000	410,998
Ryerson, Inc. / Joseph T Ryerson & Son, Inc. 9.000%, 10/15/17	2,120,000	2,268,400
Steel Dynamics, Inc. 7.625%, 03/15/20	3,710,000	3,974,337

		8,555,312

Leisure Time—0.0%
24 Hour Holdings III LLC 8.000%, 06/01/22 (144A) (a)	360,000	358,200

Lodging—0.3%
Caesars Entertainment Operating Co., Inc.
9.000%, 02/15/20 (a)	470,000	393,037
11.250%, 06/01/17	1,210,000	1,107,150
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Property 11.000%, 10/01/21 (144A) (a)	670,000	720,250
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
5.625%, 10/15/21 (144A)	1,800,000	1,912,500

		4,132,937

Machinery-Diversified—0.0%
John Deere Capital Corp.
2.250%, 04/17/19	310,000	313,525

Security Description	Principal Amount*	Value

Media—2.3%
21st Century Fox America, Inc.
6.200%, 12/15/34	10,000	$12,242
6.650%, 11/15/37	70,000	88,882
CCO Holdings LLC / CCO Holdings Capital Corp.
6.500%, 04/30/21 (a)	1,740,000	1,853,100
7.000%, 01/15/19	90,000	94,950
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	230,000	334,304
Comcast Corp.
5.650%, 06/15/35 (a)	10,000	11,798
5.875%, 02/15/18	150,000	172,920
6.500%, 11/15/35	490,000	634,799
6.550%, 07/01/39 (a)	390,000	508,564
6.950%, 08/15/37	250,000	337,010
CSC Holdings LLC
6.750%, 11/15/21	2,010,000	2,211,000
DISH DBS Corp.
5.000%, 03/15/23	1,285,000	1,309,094
5.875%, 07/15/22	40,000	43,400
6.625%, 10/01/14	90,000	91,125
6.750%, 06/01/21 (a)	75,000	85,500
7.875%, 09/01/19	430,000	510,625
Gannett Co., Inc.
6.375%, 10/15/23 (144A)	940,000	1,003,450
Nara Cable Funding, Ltd.
8.875%, 12/01/18 (144A)	4,260,000	4,547,550
NBCUniversal Enterprise, Inc.
1.974%, 04/15/19 (144A)	1,950,000	1,933,597
Numericable Group S.A.
6.000%, 05/15/22 (144A)	570,000	592,800
Time Warner Cable, Inc.
4.125%, 02/15/21 (a)	10,000	10,797
5.500%, 09/01/41	330,000	369,167
5.875%, 11/15/40	10,000	11,665
6.750%, 06/15/39	170,000	219,097
8.250%, 04/01/19	850,000	1,077,060
8.750%, 02/14/19	80,000	102,598
Time Warner, Inc.
7.625%, 04/15/31	1,300,000	1,786,210
7.700%, 05/01/32	1,410,000	1,957,988
UBM plc
5.750%, 11/03/20 (144A)	50,000	53,809
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.500%, 01/15/23 (144A)	3,000,000	3,105,000
Univision Communications, Inc.
6.875%, 05/15/19 (144A)	1,000,000	1,067,500
7.875%, 11/01/20 (144A)	2,700,000	2,970,000
Viacom, Inc.
4.250%, 09/01/23	600,000	629,455

		29,737,056

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—1.9%
AngloGold Ashanti Holdings plc
8.500%, 07/30/20 (a)	1,551,000	$1,737,120
Barminco Finance Pty, Ltd.
9.000%, 06/01/18 (144A)	630,000	617,400
Barrick Gold Corp.
3.850%, 04/01/22	280,000	278,578
4.100%, 05/01/23 (a)	1,200,000	1,195,019
6.950%, 04/01/19 (a)	380,000	453,173
Barrick North America Finance LLC
4.400%, 05/30/21	400,000	418,510
BHP Billiton Finance USA, Ltd.
3.250%, 11/21/21	590,000	606,553
5.000%, 09/30/43	750,000	828,889
FMG Resources (August 2006) Pty, Ltd.
8.250%, 11/01/19 (144A) (a)	3,000,000	3,266,250
Freeport-McMoRan Copper & Gold, Inc.
3.100%, 03/15/20	930,000	939,195
3.550%, 03/01/22	515,000	510,005
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/18 (144A) (c) (f)	1,000,000	430,000
Molycorp, Inc.
10.000%, 06/01/20 (a)	1,730,000	1,591,600
Rio Tinto Finance USA plc
2.250%, 12/14/18 (a)	240,000	244,646
Rio Tinto Finance USA, Ltd.
1.875%, 11/02/15	10,000	10,171
2.500%, 05/20/16	70,000	72,254
3.500%, 11/02/20	100,000	104,628
4.125%, 05/20/21 (a)	130,000	139,731
6.500%, 07/15/18	230,000	271,509
9.000%, 05/01/19	530,000	694,856
St Barbara, Ltd.
8.875%, 04/15/18 (144A)	980,000	810,950
Thompson Creek Metals Co., Inc.
9.750%, 12/01/17 (a)	2,060,000	2,332,950
Vedanta Resources plc
6.750%, 06/07/16 (144A) (a)	2,960,000	3,130,200
8.250%, 06/07/21	1,120,000	1,254,400
Xstrata Finance Canada, Ltd.
2.050%, 10/23/15 (144A)	1,440,000	1,456,312
2.700%, 10/25/17 (144A)	720,000	739,053

		24,133,952

Miscellaneous Manufacturing—0.3%
Eaton Corp.
2.750%, 11/02/22	3,510,000	3,398,712
General Electric Co.
4.500%, 03/11/44	380,000	395,937

		3,794,649

Oil & Gas—5.6%
Anadarko Finance Co.
7.500%, 05/01/31	80,000	108,914
Apache Corp.
3.250%, 04/15/22	774,000	796,124

Oil & Gas—(Continued)
Baytex Energy Corp.
5.625%, 06/01/24 (144A)	600,000	602,250
BP Capital Markets plc
3.245%, 05/06/22	800,000	809,893
3.561%, 11/01/21 (a)	100,000	104,561
Calumet Specialty Products Partners L.P. / Calumet Finance Corp.
7.625%, 01/15/22	780,000	838,500
Calumet Specialty Products Partners LP / Calumet Finance Corp.
9.625%, 08/01/20	1,155,000	1,331,137
Carrizo Oil & Gas, Inc.
7.500%, 09/15/20	2,100,000	2,304,750
Chesapeake Energy Corp.
5.750%, 03/15/23 (a)	3,300,000	3,666,960
Cimarex Energy Co.
4.375%, 06/01/24	710,000	723,313
Concho Resources, Inc.
6.500%, 01/15/22 (a)	1,400,000	1,543,500
ConocoPhillips Holding Co.
6.950%, 04/15/29	495,000	677,843
Continental Resources, Inc.
4.500%, 04/15/23 (a)	580,000	619,548
7.125%, 04/01/21	1,090,000	1,234,425
Devon Energy Corp.
3.250%, 05/15/22	280,000	282,053
Devon Financing Corp. LLC
7.875%, 09/30/31	140,000	196,661
Ecopetrol S.A.
5.875%, 09/18/23 (a)	441,000	495,023
5.875%, 05/28/45 (a)	950,000	982,566
EXCO Resources, Inc.
8.500%, 04/15/22 (a)	630,000	680,400
Halcon Resources Corp.
8.875%, 05/15/21	4,240,000	4,558,000
Hercules Offshore, Inc.
7.500%, 10/01/21 (144A) (a)	160,000	158,800
8.750%, 07/15/21 (144A)	610,000	645,075
Hess Corp.
7.875%, 10/01/29	150,000	206,697
8.125%, 02/15/19	90,000	113,217
KCA Deutag UK Finance plc
7.250%, 05/15/21 (144A)	710,000	734,850
Kerr-McGee Corp.
6.950%, 07/01/24	360,000	462,370
7.875%, 09/15/31	405,000	572,000
Kodiak Oil & Gas Corp.
8.125%, 12/01/19	3,250,000	3,599,375
Magnum Hunter Resources Corp.
9.750%, 05/15/20	1,740,000	1,922,700
MEG Energy Corp.
6.375%, 01/30/23 (144A)	3,600,000	3,825,000
6.500%, 03/15/21 (144A)	290,000	307,400
Murphy Oil USA, Inc.
6.000%, 08/15/23	660,000	694,650

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Occidental Petroleum Corp.
2.700%, 02/15/23	520,000	$504,905
3.125%, 02/15/22	310,000	314,268
Pacific Drilling V, Ltd.
7.250%, 12/01/17 (144A) (a)	2,000,000	2,115,000
Pacific Rubiales Energy Corp.
5.375%, 01/26/19 (144A)	1,660,000	1,730,550
Parker Drilling Co.
6.750%, 07/15/22 (144A)	830,000	863,200
Parsley Energy LLC / Parsley Finance Corp.
7.500%, 02/15/22 (144A)	1,000,000	1,067,500
Petrobras International Finance Co.
5.375%, 01/27/21	6,020,000	6,274,225
5.750%, 01/20/20	513,000	548,294
Plains Exploration & Production Co.
6.500%, 11/15/20	250,000	279,063
8.625%, 10/15/19	205,000	219,350
Puma International Financing S.A.
6.750%, 02/01/21 (144A)	2,050,000	2,111,705
QEP Resources, Inc.
5.250%, 05/01/23	2,650,000	2,709,625
6.875%, 03/01/21	2,130,000	2,390,925
Quicksilver Resources, Inc.
11.000%, 07/01/21 (a)	1,140,000	1,154,250
Range Resources Corp.
5.000%, 08/15/22	870,000	922,200
Reliance Holdings USA, Inc.
5.400%, 02/14/22 (a)	1,860,000	2,008,352
Rice Energy, Inc.
6.250%, 05/01/22 (144A) (a)	820,000	840,500
Samson Investment Co.
10.750%, 02/15/20 (144A)	3,750,000	3,951,562
Sanchez Energy Corp.
6.125%, 01/15/23 (144A)	350,000	361,375
7.750%, 06/15/21 (144A)	1,500,000	1,627,500
SandRidge Energy, Inc.
7.500%, 02/15/23 (a)	200,000	217,000
Sibur Securities, Ltd.
3.914%, 01/31/18 (144A)	350,000	336,875
Sidewinder Drilling, Inc.
9.750%, 11/15/19 (144A)	1,200,000	1,218,000
Sinopec Group Overseas Development 2012, Ltd. 2.750%, 05/17/17 (144A)	690,000	710,163
Transocean, Inc.
6.375%, 12/15/21 (a)	60,000	69,410
Ultra Petroleum Corp.
5.750%, 12/15/18 (144A)	780,000	819,000

		71,163,352

Oil & Gas Services—1.1%
Baker Hughes, Inc.
3.200%, 08/15/21 (a)	480,000	494,770
CGG S.A.
6.500%, 06/01/21 (a)	2,840,000	2,818,700
7.750%, 05/15/17	187,000	189,805

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
Exterran Holdings, Inc.
7.250%, 12/01/18	2,020,000	$2,131,100
FTS International, Inc.
6.250%, 05/01/22 (144A)	1,770,000	1,809,825
Gulfmark Offshore, Inc.
6.375%, 03/15/22 (a)	2,080,000	2,163,200
Hiland Partners L.P. / Hiland Partner Finance Corp.
7.250%, 10/01/20 (144A)	520,000	566,800
Key Energy Services, Inc.
6.750%, 03/01/21	2,150,000	2,236,000
SESI LLC
7.125%, 12/15/21	1,050,000	1,183,875

		13,594,075

Packaging & Containers—0.7%
Ardagh Finance Holdings S.A.
8.625%, 06/15/19 (144A) (e)	720,000	741,600
Ardagh Packaging Finance plc
9.125%, 10/15/20 (144A)	4,660,000	5,160,950
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc. 9.125%, 10/15/20 (144A)	540,000	595,350
Ball Corp. 5.750%, 05/15/21	930,000	989,288
Pactiv LLC 8.375%, 04/15/27 (a)	1,050,000	1,134,000
Rock Tenn Co. 3.500%, 03/01/20	230,000	236,673
4.000%, 03/01/23	210,000	215,495

		9,073,356

Pharmaceuticals—0.5%
AbbVie, Inc. 2.900%, 11/06/22	590,000	570,551
GlaxoSmithKline Capital plc 2.850%, 05/08/22	590,000	582,375
JLL/Delta Dutch Newco B.V. 7.500%, 02/01/22 (144A)	830,000	859,050
Lantheus Medical Imaging, Inc. 9.750%, 05/15/17 (a)	2,510,000	2,607,262
Pfizer, Inc. 6.200%, 03/15/19	400,000	474,842
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	50,000	51,310
Wyeth LLC 5.950%, 04/01/37	290,000	356,335
Zoetis, Inc. 3.250%, 02/01/23 (a)	240,000	237,407

		5,739,132

Pipelines—1.7%
Access Midstream Partners L.P. / ACMP Finance Corp. 4.875%, 05/15/23	3,400,000	3,582,750

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp. 5.875%, 08/01/23 (a)	3,290,000	$3,347,575
El Paso LLC 7.800%, 08/01/31	67,000	72,695
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	190,000	265,960
Enterprise Products Operating LLC 5.700%, 02/15/42 (a)	200,000	233,161
Kinder Morgan, Inc. 5.625%, 11/15/23 (144A)	3,180,000	3,267,450
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 6.250%, 06/15/22	970,000	1,059,725
6.500%, 08/15/21 (a)	910,000	982,800
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	1,200,000	1,303,500
6.500%, 07/15/21 (a)	360,000	392,400
Rockies Express Pipeline LLC 6.000%, 01/15/19 (144A)	3,260,000	3,414,850
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	820,000	867,150
Southern Natural Gas Co. LLC 5.900%, 04/01/17 (144A)	10,000	11,241
8.000%, 03/01/32	25,000	34,161
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.250%, 11/15/23	1,580,000	1,570,125
Williams Cos., Inc. (The) 7.500%, 01/15/31	45,000	53,224
7.750%, 06/15/31	14,000	16,870
7.875%, 09/01/21 (a)	436,000	541,310
8.750%, 03/15/32	255,000	332,462

		21,349,409

Real Estate—0.1%
Country Garden Holdings Co., Ltd. 11.125%, 02/23/18 (a)	324,000	353,549
Howard Hughes Corp. 6.875%, 10/01/21 (144A)	1,350,000	1,444,500

		1,798,049

Real Estate Investment Trusts—0.0%
CTR Partnership LP / CareTrust Capital Corp. 5.875%, 06/01/21 (144A)	590,000	594,425

Retail—1.0%
Arcos Dorados Holdings, Inc. 6.625%, 09/27/23 (144A) (a)	1,030,000	1,081,500
CST Brands, Inc. 5.000%, 05/01/23	340,000	340,000
CVS Caremark Corp. 2.750%, 12/01/22	2,490,000	2,405,041

Retail—(Continued)
CVS Pass-Through Trust 6.943%, 01/10/30	734,487	887,815
Dufry Finance SCA 5.500%, 10/15/20 (144A)	2,130,000	2,211,598
First Cash Financial Services, Inc. 6.750%, 04/01/21 (144A)	370,000	394,050
Guitar Center, Inc. 9.625%, 04/15/20 (144A) (a)	1,940,000	1,847,850
L Brands, Inc. 6.950%, 03/01/33	60,000	62,850
Neiman Marcus Group Ltd. LLC 8.750%, 10/15/21 (144A) (a) (e)	1,250,000	1,362,500
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.500%, 06/01/24	1,570,000	1,589,625

		12,182,829

Software—0.3%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	680,000	732,700
6.125%, 09/15/23 (144A)	580,000	638,000
First Data Corp. 8.250%, 01/15/21 (144A)	1,070,000	1,171,650
11.750%, 08/15/21	1,000,000	1,186,250

		3,728,600

Telecommunications—3.0%
AT&T, Inc. 4.350%, 06/15/45	1,480,000	1,402,919
4.450%, 05/15/21	300,000	329,420
5.500%, 02/01/18	170,000	192,380
CenturyLink, Inc. 6.750%, 12/01/23 (a)	760,000	830,300
Hughes Satellite Systems Corp. 7.625%, 06/15/21	1,500,000	1,717,500
Intelsat Jackson Holdings S.A. 7.500%, 04/01/21 (a)	1,000,000	1,095,000
Level 3 Financing, Inc.
6.125%, 01/15/21 (144A) (a)	1,380,000	1,478,325
Rogers Communications, Inc.
6.800%, 08/15/18	280,000	332,766
Sprint Capital Corp.
6.875%, 11/15/28	5,290,000	5,342,900
8.750%, 03/15/32 (a)	2,520,000	2,910,600
Sprint Corp.
7.875%, 09/15/23 (144A)	3,160,000	3,515,500
T-Mobile USA, Inc.
6.125%, 01/15/22	880,000	933,900
Telecom Italia Capital S.A.
7.175%, 06/18/19	40,000	46,250
Telefonica Emisiones S.A.U.
5.134%, 04/27/20	140,000	156,317
5.877%, 07/15/19 (a)	140,000	162,314
tw telecom holdings, Inc.
6.375%, 09/01/23	1,240,000	1,410,500

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
2.450%, 11/01/22	390,000	$365,861
3.450%, 03/15/21	250,000	258,351
4.150%, 03/15/24	640,000	668,257
5.150%, 09/15/23	4,700,000	5,259,737
6.350%, 04/01/19	980,000	1,158,956
6.400%, 09/15/33	3,970,000	4,863,004
6.550%, 09/15/43	230,000	289,441
West Corp.
5.375%, 07/15/22 (144A)	1,570,000	1,554,300
Windstream Corp.
7.500%, 04/01/23	2,000,000	2,165,000

		38,439,798

Transportation—0.6%
CMA CGM S.A.
8.500%, 04/15/17 (144A) (a)	1,500,000	1,548,750
Florida East Coast Holdings Corp.
6.750%, 05/01/19 (144A) (a)	2,080,000	2,197,000
9.750%, 05/01/20 (144A) (a)	1,240,000	1,309,750
Navios Maritime Acquisition Corp.
8.125%, 11/15/21 (144A)	980,000	1,024,100
Watco Cos. LLC / Watco Finance Corp.
6.375%, 04/01/23 (144A) (a)	1,280,000	1,305,600

		7,385,200

Trucking & Leasing—0.0%
Jurassic Holdings III, Inc.
6.875%, 02/15/21 (144A)	550,000	561,000

Total Corporate Bonds & Notes (Cost $534,289,299)		554,636,278

Mortgage-Backed Securities—22.4%

Collateralized Mortgage Obligations—16.1%
American Home Mortgage Assets Trust
0.342%, 12/25/46 (b)	4,444,233	3,156,263
American Home Mortgage Investment Trust
0.372%, 06/25/45 (b)	919,104	866,573
0.442%, 11/25/45 (b)	819,027	738,400
Banc of America Funding Trust
0.323%, 05/20/36 (b)	590,518	573,119
Banc of America Mortgage Securities, Inc.
5.161%, 12/25/34 (b)	13,964	13,857
Banc of America Mortgage Trust
2.767%, 09/25/35 (b)	233,830	221,907
BCAP LLC
2.936%, 05/26/47 (144A) (b)	8,750,774	6,139,278
Bear Stearns Adjustable Rate Mortgage Trust
2.663%, 10/25/35 (b)	2,305,280	2,294,671
Bear Stearns Asset Backed Securities Trust
0.382%, 04/25/36 (b)	1,157,325	979,083
Citigroup Mortgage Loan Trust, Inc.
2.772%, 12/25/35 (b)	2,817,320	2,257,152

Collateralized Mortgage Obligations—(Continued)
CitiMortgage Alternative Loan Trust
34.740%, 07/25/37 (b)	2,681,610	4,708,788
Countrywide Alternative Loan Trust
0.383%, 07/20/35 (b)	2,891,441	2,501,484
0.422%, 01/25/36 (b)	383,832	340,942
0.452%, 12/25/35 (b)	5,989,366	5,023,892
5.500%, 10/25/33	16,139	17,299
5.500%, 02/25/35	4,523,101	4,536,114
5.750%, 01/25/37	4,773,294	4,072,340
6.000%, 01/25/37	5,476,592	4,797,708
6.000%, 08/25/37	11,577,546	9,170,541
16.606%, 06/25/35 (b)	3,691,238	4,718,137
22.344%, 02/25/36 (b)	3,384,747	4,600,396
27.992%, 07/25/36 (b)	2,855,018	4,379,512
38.088%, 08/25/37 (b)	5,515,617	9,863,309
Countrywide Home Loan Mortgage Pass-Through Trust
2.383%, 11/25/34 (b)	163,244	137,732
Countrywide Home Loan Reperforming Loan REMIC Trust
0.512%, 03/25/35 (144A) (b)	1,004,539	897,930
0.572%, 11/25/34 (144A) (b)	132,180	116,168
Credit Suisse Mortgage Backed Trust
29.689%, 02/25/36 (b)	3,488,130	5,144,747
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.793%, 08/25/35 (b)	75,558	60,435
DSLA Mortgage Loan Trust
0.365%, 03/19/45 (b)	262,860	238,034
1.043%, 03/19/46 (b)	1,942,537	1,497,698
Fannie Mae Connecticut Avenue Securities
5.402%, 10/25/23 (b)	2,780,000	3,345,655
GreenPoint MTA Trust
0.372%, 06/25/45 (b)	2,259,907	2,032,911
GSMPS Mortgage Loan Trust
0.502%, 09/25/35 (144A) (b)	4,648,789	3,981,743
0.552%, 04/25/36 (144A) (b)	1,230,137	1,037,296
GSR Mortgage Loan Trust
2.679%, 10/25/35 (b)	583,020	519,639
HarborView Mortgage Loan Trust
0.405%, 01/19/36 (b)	1,390,324	982,171
0.505%, 01/19/35 (b)	319,821	244,775
0.955%, 11/19/34 (b)	2,823,091	2,361,156
1.152%, 10/25/37 (b)	2,514,009	2,343,876
Impac Secured Assets CMN Owner Trust
0.472%, 03/25/36 (b)	1,357,266	1,022,602
Impac Secured Assets Trust
0.502%, 08/25/36 (b)	180,230	177,819
IndyMac INDA Mortgage Loan Trust
2.783%, 11/25/37 (b)	1,513,875	1,444,998
IndyMac INDX Mortgage Loan Trust
0.872%, 01/25/35 (b)	1,559,678	1,211,710
2.464%, 03/25/35 (b)	901,442	899,940
4.426%, 08/25/37 (b)	2,537,585	2,126,306
JPMorgan Mortgage Trust
6.500%, 01/25/36	170,923	150,749

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Lehman Mortgage Trust
6.478%, 02/25/37 (b) (g)	10,975,189	$2,857,061
Lehman XS Trust
0.312%, 03/25/47 (b)	4,401,388	3,287,903
0.352%, 08/25/46 (b)	4,090,664	3,485,860
Luminent Mortgage Trust
0.342%, 05/25/46 (b)	1,694,479	1,363,791
MASTR Adjustable Rate Mortgages Trust
2.616%, 11/25/35 (144A) (b)	96,371	70,508
MASTR Seasoned Securities Trust
3.270%, 10/25/32 (b)	294,859	290,049
Merrill Lynch Mortgage Investors Trust
2.513%, 08/25/33 (b)	1,474,794	1,361,420
2.574%, 05/25/34 (b)	195,709	195,880
Morgan Stanley Mortgage Loan Trust
0.472%, 01/25/35 (b)	1,916,400	1,818,422
2.809%, 03/25/36 (b)	229,570	195,280
Nomura Resecuritization Trust
2.469%, 08/26/34 (144A) (b)	3,321,513	2,760,871
NovaStar Mortgage Funding Trust
0.342%, 09/25/46 (b)	1,435,105	1,214,138
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates
0.722%, 02/25/35 (b)	5,000,000	4,783,385
Prime Mortgage Trust
5.500%, 05/25/35 (144A)	2,305,451	2,387,834
6.000%, 05/25/35 (144A)	3,551,420	3,537,380
RBSGC Mortgage Loan Trust
0.602%, 01/25/37 (b)	1,481,183	1,034,168
Residential Accredit Loans, Inc. Trust
0.332%, 12/25/36 (b)	3,237,097	2,407,662
0.342%, 05/25/47 (b)	2,258,686	1,870,294
0.352%, 05/25/47 (b)	4,410,793	3,656,155
0.362%, 04/25/46 (b)	2,189,721	1,098,160
0.412%, 04/25/46 (b)	1,136,167	577,085
0.482%, 04/25/46 (b)	1,590,243	797,259
1.421%, 11/25/37 (b)	7,321,759	4,587,214
22.501%, 05/25/35 (b)	1,948,220	2,647,813
45.487%, 11/25/36 (b)	1,865,564	3,516,096
Residential Asset Securitization Trust
5.750%, 02/25/36	4,350,930	4,106,625
6.398%, 12/25/36 (b) (g)	17,376,543	4,625,114
Sequoia Mortgage Trust
1.000%, 06/20/33 (b)	230,239	226,124
Structured Adjustable Rate Mortgage Loan Trust
0.472%, 10/25/35 (b)	137,486	120,947
0.797%, 04/25/35 (b)	5,896,514	5,011,942
1.651%, 09/25/37 (b)	6,330,160	4,964,485
2.515%, 01/25/35 (b)	1,118,256	1,111,711
2.672%, 09/25/35 (b)	1,284,791	1,104,095
Structured Agency Credit Risk Debt Notes
4.652%, 02/25/24 (b)	2,210,000	2,536,810
Structured Asset Mortgage Investments II Trust
0.362%, 05/25/46 (b)	323,500	249,495
0.432%, 02/25/36 (b)	6,265,912	5,009,371
2.520%, 08/25/35 (b)	160,629	160,111

Collateralized Mortgage Obligations—(Continued)
Structured Asset Securities Corp. Trust
0.502%, 03/25/35 (b)	4,446,744	3,581,528
WaMu Mortgage Pass-Through Certificates Trust
0.422%, 12/25/45 (b)	1,158,070	1,097,235
0.432%, 11/25/45 (b)	1,910,098	1,729,353
0.442%, 07/25/45 (b)	33,465	31,615
0.442%, 10/25/45 (b)	1,074,287	1,009,048
0.933%, 07/25/47 (b)	308,059	123,696
2.130%, 09/25/36 (b)	1,613,301	1,426,342
2.344%, 09/25/36 (b)	832,038	746,643
2.433%, 10/25/34 (b)	1,472,552	1,481,439
6.528%, 04/25/37 (b) (g)	17,604,439	4,358,507
Wells Fargo Mortgage Backed Securities Trust
2.615%, 10/25/35 (b)	151,558	152,806
2.615%, 06/25/35 (b)	123,650	124,775
2.623%, 04/25/36 (b)	213,034	208,696

		205,047,056

Commercial Mortgage-Backed Securities—6.3%
Americold 2010 LLC Trust
4.954%, 01/14/29 (144A)	500,000	550,259
Banc of America Commercial Mortgage Trust
5.448%, 09/10/47	150,000	161,281
6.015%, 02/10/51 (b)	2,010,000	2,134,083
Bear Stearns Commercial Mortgage Securities Trust
6.354%, 06/11/50 (b)	1,040,000	1,009,521
CD Mortgage Trust
5.527%, 01/15/46 (b)	100,000	106,151
6.321%, 11/15/44 (b)	420,000	468,763
Citigroup Commercial Mortgage Trust
6.341%, 12/10/49 (b)	4,260,000	4,377,512
COBALT CMBS Commercial Mortgage Trust
5.526%, 04/15/47 (b)	295,000	324,662
5.965%, 05/15/46 (b)	3,260,000	3,351,557
Commercial Mortgage Pass-Through Certificates
4.046%, 10/10/46	320,000	340,264
4.300%, 10/10/46	340,000	361,987
4.715%, 10/10/46 (b)	710,000	780,404
4.762%, 10/10/46 (b)	150,000	161,477
5.255%, 10/10/46 (b)	70,000	75,661
5.377%, 12/10/46	4,880,000	4,931,206
Credit Suisse Commercial Mortgage Trust
5.615%, 01/15/49 (b)	140,000	153,428
5.749%, 01/15/49 (b)	1,270,000	1,282,433
DBUBS Mortgage Trust
1.559%, 08/10/44 (144A) (b) (g)	3,586,738	99,675
3.750%, 08/10/44 (144A)	5,180,000	3,103,548
Extended Stay America Trust
2.958%, 12/05/31 (144A)	300,000	304,369
GMAC Commercial Mortgage Securities, Inc.
5.349%, 11/10/45 (b)	3,180,000	3,101,413
Greenwich Capital Commercial Funding Corp.
6.015%, 07/10/38 (b)	560,000	607,521

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. II
4.271%, 11/10/46	620,000	$669,872
4.649%, 11/10/46	680,000	741,596
5.161%, 11/10/46	550,000	605,684
GS Mortgage Securities Trust
1.874%, 08/10/44 (144A) (b) (g)	1,366,706	89,731
5.622%, 11/10/39	1,240,000	1,283,308
5.784%, 04/10/38 (b)	1,270,000	1,269,511
JPMorgan Chase Commercial Mortgage Securities Trust
1.000%, 06/15/19 (b)	5,000,000	5,011,155
3.751%, 06/15/29 (144A) (b)	4,130,000	4,129,996
5.386%, 05/15/47 (b)	2,280,000	2,054,025
5.411%, 05/15/47	2,360,000	2,069,968
5.502%, 06/12/47 (b)	3,310,000	3,305,280
5.593%, 05/12/45	130,000	140,981
6.082%, 02/12/51 (b)	30,000	33,732
JPMBB Commercial Mortgage Securities Trust 4.420%, 11/15/45	750,000	805,779
5.251%, 11/15/45 (b)	310,000	335,516
LB-UBS Commercial Mortgage Trust 5.407%, 11/15/38	5,000,000	4,341,845
6.329%, 07/15/40 (b)	1,210,000	1,265,777
6.370%, 09/15/45 (b)	280,000	318,951
6.456%, 09/15/45 (b)	1,100,000	1,036,398
ML-CFC Commercial Mortgage Trust 5.485%, 07/12/46 (b)	2,500,000	2,570,505
5.485%, 03/12/51 (b)	1,650,000	1,812,297
6.079%, 08/12/49 (b)	235,000	260,976
6.193%, 09/12/49 (b)	3,590,000	3,486,159
6.222%, 09/12/49 (b)	5,780,000	5,611,883
Morgan Stanley Bank of America Merrill Lynch Trust 2.029%, 08/15/45 (144A) (b) (g)	3,073,132	276,222
2.918%, 02/15/46	260,000	256,571
3.456%, 05/15/46	510,000	511,972
Morgan Stanley Capital I Trust 5.399%, 12/15/43	1,366,053	1,273,827
6.105%, 06/11/49 (b)	2,510,000	2,387,896
PFP III 2014-1, Ltd. 4.252%, 06/14/31 (144A) (b)	1,590,000	1,603,488
UBS-Barclays Commercial Mortgage Trust 3.317%, 12/10/45 (144A)	370,000	366,443
Wachovia Bank Commercial Mortgage Trust 5.383%, 12/15/43	360,000	391,612
5.825%, 07/15/45 (b)	1,720,000	1,760,840
WF-RBS Commercial Mortgage Trust 1.284%, 02/15/44 (144A) (b) (g)	4,407,144	151,787

		80,018,758

Total Mortgage-Backed Securities (Cost $278,657,243)		285,065,814

Foreign Government—12.4%
Security Description	Principal Amount*	Value

Regional Government—0.2%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	2,077,091

Sovereign—12.2%
Argentina Boden Bond 7.000%, 10/03/15	7,565,000	7,187,380
Brazil Notas do Tesouro Nacional 10.000%, 01/01/17 (BRL)	68,271,000	29,863,889
Hungary Government International Bonds 5.750%, 11/22/23	2,424,000	2,672,460
Indonesia Government International Bonds 3.750%, 04/25/22 (144A)	280,000	271,950
3.750%, 04/25/22	430,000	417,638
4.875%, 05/05/21	400,000	420,000
5.875%, 03/13/20	300,000	333,000
5.875%, 01/15/24 (144A)	887,000	979,026
Japan Bank for International Cooperation 2.875%, 02/02/15	1,580,000	1,604,743
Mexican Bonos 6.500%, 06/09/22 (MXN)	540,143,700	44,252,564
8.000%, 06/11/20 (MXN)	90,954,000	8,060,248
Poland Government Bonds 4.000%, 10/25/23 (PLN)	71,948,000	24,709,989
Portugal Obrigacoes do Tesouro OT 4.750%, 06/14/19 (144A) (EUR)	12,000,000	18,219,033
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (h)	1,998,145	2,314,132
South Africa Government International Bond 5.875%, 09/16/25 (a)	2,310,000	2,567,565
Turkey Government International Bond 6.250%, 09/26/22	4,810,000	5,419,908
Venezuela Government International Bond 7.750%, 10/13/19	7,090,000	6,132,850

		155,426,375

Total Foreign Government (Cost $157,784,563)		157,503,466

U.S. Treasury & Government Agencies—7.0%

Agency Sponsored Mortgage-Backed—6.2%
Fannie Mae 15 Yr. Pool 3.500%, TBA (i)	2,500,000	2,649,610
5.500%, 12/01/16	7,506	7,972
6.500%, 03/01/16	392	394
6.500%, 09/01/16	4,959	5,117
6.500%, 12/01/16	7,310	7,605
6.500%, 01/01/17	5,476	5,745
Fannie Mae 20 Yr. Pool 4.500%, 04/01/31	288,677	315,765
4.500%, 05/01/31	841,448	920,491
4.500%, 06/01/31	296,991	324,951
8.500%, 08/01/19	17,191	18,650
Fannie Mae 30 Yr. Pool 2.500%, 10/01/42	1,101,890	1,045,938

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, TBA (i)	1,500,000	$1,544,063
4.000%, TBA (i)	14,400,000	15,236,438
4.500%, 10/01/41	1,368,652	1,482,860
4.500%, TBA (i)	4,600,000	4,981,657
5.000%, 01/01/39	25,410	28,483
5.000%, 08/01/39	67,420	75,687
5.000%, 11/01/39	16,174	18,144
5.000%, 12/01/39	46,573	52,315
5.000%, 05/01/40	99,764	112,064
5.000%, 07/01/40	74,756	83,766
5.000%, 11/01/40	2,257,723	2,536,079
5.000%, 01/01/41	77,074	86,490
5.000%, 02/01/41	90,368	100,417
5.000%, 04/01/41	240,099	269,504
5.000%, 05/01/41	4,986,676	5,595,867
5.000%, 06/01/41	466,491	524,007
6.000%, 04/01/32	81,843	92,531
6.500%, 08/01/31	1,421	1,603
6.500%, 10/01/31	2,154	2,436
6.500%, 03/01/32	14,505	16,400
6.500%, 06/01/37	58,354	65,797
7.000%, 05/01/26	1,893	2,098
7.000%, 07/01/30	302	313
7.000%, 01/01/31	487	548
7.000%, 09/01/31	6,096	6,870
7.000%, 10/01/31	4,005	4,544
7.000%, 11/01/31	48,579	55,043
7.000%, 01/01/32	6,340	6,556
7.000%, 02/01/32	4,991	5,229
7.500%, 12/01/29	536	551
7.500%, 02/01/30	376	383
7.500%, 06/01/30	795	802
7.500%, 08/01/30	97	100
7.500%, 09/01/30	1,259	1,436
7.500%, 11/01/30	11,364	12,260
7.500%, 02/01/31	6,236	6,608
8.000%, 08/01/27	1,547	1,753
8.000%, 07/01/30	1,211	1,458
8.000%, 09/01/30	835	924
8.000%, 01/01/31	4,695	4,750
Fannie Mae Pool 3.500%, 08/01/42	1,386,527	1,417,434
3.500%, 12/01/42	740,754	761,398
3.500%, 05/01/43	190,231	195,533
4.000%, 10/01/42	367,209	388,002
5.000%, 05/01/40	88,531	99,436
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (j)	287,228	266,163
0.502%, 05/25/34 (b)	263,416	263,612
6.378%, 12/25/40 (b) (g)	1,824,511	238,628
6.378%, 01/25/41 (b) (g)	1,196,660	206,817
6.398%, 10/25/41 (b) (g)	3,670,616	650,970
9.750%, 11/25/18	448,846	503,294
9.750%, 08/25/19	153,063	171,499

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 7.000%, 02/01/15	1,138	1,142
7.000%, 05/01/16	5,809	5,873
Freddie Mac 30 Yr. Gold Pool 3.500%, TBA (i)	900,000	925,102
5.000%, 12/01/34	22,346	24,822
5.000%, 11/01/41	1,665,785	1,848,493
6.000%, 12/01/36	2,285	2,565
6.000%, 02/01/37	66,377	74,513
6.500%, 09/01/31	28,969	32,643
7.000%, 03/01/39	341,596	378,300
Freddie Mac 30 Yr. Pool 7.000%, 07/01/31	2,162	2,444
Freddie Mac ARM Non-Gold Pool 1.945%, 02/01/37 (b)	27,593	29,066
1.945%, 04/01/37 (b)	58,909	62,086
1.949%, 03/01/37 (b)	117,711	124,080
1.994%, 05/01/37 (b)	63,349	66,492
2.285%, 01/01/38 (b)	39,505	41,941
2.495%, 05/01/37 (b)	81,422	86,932
2.538%, 02/01/36 (b)	69,159	74,025
Freddie Mac Gold Pool 3.500%, 04/01/43	289,874	298,050
4.000%, 10/01/42	2,218,297	2,349,754
Freddie Mac Multifamily Structured Pass-Through Certificates 1.363%, 04/25/20 (b) (g)	490,525	25,362
1.588%, 12/25/21 (b) (g)	2,281,026	192,749
1.643%, 06/25/22 (b) (g)	5,302,322	506,117
1.727%, 10/25/21 (b) (g)	6,341,403	586,745
1.816%, 06/25/20 (b) (g)	336	25
1.827%, 07/25/21 (b) (g)	4,778,140	453,976
Freddie Mac REMICS (CMO) 0.502%, 04/15/33 (b)	33,421	33,442
11.565%, 06/15/21 (g)	11	185
Ginnie Mae I 30 Yr. Pool 3.500%, TBA (i)	1,100,000	1,143,914
5.000%, 01/15/40	324,387	359,665
6.000%, 07/15/38	30,025	33,752
6.500%, 09/15/28	2,356	2,677
6.500%, 10/15/28	1,579	1,800
6.500%, 01/15/29	12,321	13,999
6.500%, 02/15/29	38,999	44,488
6.500%, 06/15/29	7,193	8,173
6.500%, 10/15/30	2,189	2,495
7.000%, 06/15/28	23,419	26,205
7.000%, 07/15/29	1,395	1,567
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (i)	3,400,000	3,541,578
4.500%, 01/20/40	47,814	52,383
4.500%, 05/20/40	49,463	54,187
4.500%, 03/20/41	48,708	53,350
4.500%, TBA (i)	3,100,000	3,384,933
5.000%, 07/20/40	1,547,688	1,720,089
5.000%, 08/20/40	778,079	864,689
5.000%, 09/20/40	84,887	94,318

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 5.000%, 11/20/40	41,752	$46,385
6.000%, 12/20/36	19,994	22,723
6.000%, 09/20/39	526,996	594,655
6.000%, 09/20/40	28,372	31,860
6.000%, 11/20/40	474,190	534,286
6.000%, 09/20/41	96,564	110,036
Ginnie Mae II ARM Pool 1.570%, 01/20/60 (b)	950,716	975,169
1.935%, 05/20/60 (b)	879,654	910,226
Government National Mortgage Association (CMO) 0.482%, 10/20/60 (b)	4,225,644	4,181,828
0.602%, 02/20/61 (b)	298,065	296,500
0.652%, 01/20/61 (b)	638,191	636,256
0.652%, 03/20/61 (b)	253,107	252,311
1.151%, 05/20/60 (b)	1,811,586	1,840,028
1.303%, 11/20/59 (b)	5,824,743	5,957,134
6.347%, 03/20/39 (b) (g)	432,491	57,423
6.497%, 01/20/40 (b) (g)	1,721,345	252,127

		79,813,991

Federal Agencies—0.5%
Federal National Mortgage Association 6.250%, 05/15/29	1,890,000	2,538,183
Tennessee Valley Authority 3.875%, 02/15/21	150,000	165,094
5.250%, 09/15/39	400,000	485,415
5.980%, 04/01/36	2,490,000	3,235,892

		6,424,584

U.S. Treasury—0.3%
U.S. Treasury Bonds 3.375%, 05/15/44	1,760,000	1,771,825
3.625%, 02/15/44 (a)	320,000	337,700
3.750%, 11/15/43	190,000	205,200
U.S. Treasury Notes 0.250%, 10/31/15 (a)	70,000	70,060
0.375%, 11/15/15 (a)	270,000	270,612
1.500%, 08/31/18	220,000	221,152
1.625%, 04/30/19 (a)	320,000	320,600
2.125%, 01/31/21	370,000	371,821

		3,568,970

Total U.S. Treasury & Government Agencies (Cost $88,967,578)		89,807,545

Asset-Backed Securities—6.6%

Asset-Backed - Automobile—0.5%
Avis Budget Rental Car Funding AESOP LLC 1.920%, 09/20/19 (144A)	570,000	569,695
2.100%, 03/20/19 (144A)	1,100,000	1,112,082
2.460%, 07/20/20 (144A)	3,290,000	3,313,586
2.802%, 05/20/18 (144A)	675,000	700,739

Asset-Backed - Automobile—(Continued)
Hertz Vehicle Financing LLC 1.830%, 08/25/19 (144A)	790,000	785,667

		6,481,769

Asset-Backed - Home Equity—1.2%
ABFC Trust 0.812%, 03/25/35 (b)	2,482,334	1,923,853
ACE Securities Corp. Home Equity Loan Trust 0.492%, 01/25/36 (b)	625,154	91,965
Asset Backed Securities Corp. Home Equity Loan Trust 3.002%, 04/15/33 (b)	26,501	24,818
Bear Stearns Asset Backed Securities Trust 0.890%, 01/25/34 (b)	32,261	30,961
EMC Mortgage Loan Trust 0.602%, 05/25/43 (144A) (b)	945,289	809,331
0.802%, 05/25/43 (144A) (b)	7,660,000	6,357,034
0.852%, 01/25/41 (144A) (b)	163,039	158,370
Home Equity Mortgage Loan Asset-Backed Trust 0.412%, 06/25/36 (b)	11,320,935	2,733,326
Morgan Stanley Mortgage Loan Trust 0.452%, 03/25/36 (b)	971,395	629,338
SASCO Mortgage Loan Trust 0.430%, 04/25/35 (b)	26,724	26,302
Soundview Home Loan Trust 0.312%, 10/25/36 (b)	3,054,326	2,510,106
Structured Asset Securities Corp. Mortgage Loan Trust 0.370%, 02/25/36 (144A) (b)	2,733,498	179,812

		15,475,216

Asset-Backed - Other—3.7%
Access Financial Manufactured Housing Contract Trust 7.650%, 05/15/21	2,333,722	1,821,008
ACE Securites Corp. 0.412%, 02/25/31 (b)	254,773	240,228
Amortizing Residential Collateral Trust 1.952%, 08/25/32 (b)	90,304	59,082
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	2,444,821	2,003,864
Citigroup Mortgage Loan Trust, Inc. 0.422%, 08/25/36 (b)	7,270,000	5,689,175
Countrywide Asset-Backed Certificates 2.027%, 06/25/34 (b)	217,626	186,531
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.452%, 12/15/33 (144A) (b)	361,750	287,193
Countrywide Revolving Home Equity Loan Trust 0.292%, 07/15/36 (b)	729,643	611,076
First Horizon Asset-Backed Trust 0.312%, 10/25/34 (b)	120,326	102,811
Greenpoint Manufactured Housing 2.915%, 03/18/29 (b)	550,000	487,630
3.534%, 06/19/29 (b)	375,000	326,250

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Greenpoint Manufactured Housing 3.649%, 02/20/30 (b)	350,000	$304,500
GSAMP Trust 0.352%, 01/25/36 (b)	107,849	21,358
1.127%, 06/25/34 (b)	670,000	622,870
GSRPM Mortgage Loan Trust 0.452%, 03/25/35 (144A) (b)	950,362	923,662
HLSS Servicer Advance Receivables Backed Notes 1.979%, 08/15/46 (144A)	1,470,000	1,477,644
Home Equity Mortgage Loan Asset-Backed Notes 0.322%, 04/25/36 (b)	250,506	175,312
HSI Asset Securitization Corp. Trust 0.572%, 11/25/35 (b)	4,000,000	3,041,492
Lehman XS Trust 5.245%, 05/25/37 (b)	6,289,204	4,624,049
5.500%, 09/25/35 (h)	5,730,000	5,036,280
Long Beach Mortgage Loan Trust 0.673%, 01/21/31 (b)	24,729	22,936
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH 7.250%, 07/01/24 (144A) (EUR)	4,300,000	5,887,991
Manufactured Housing Contract Trust Pass-Through Certificates 3.650%, 02/20/32 (b)	350,000	320,335
3.656%, 03/13/32 (b)	600,000	540,285
Mid-State Trust 7.340%, 07/01/35	298,760	320,745
Origen Manufactured Housing Contract Trust 2.109%, 04/15/37 (b)	2,292,508	2,020,260
2.246%, 10/15/37 (b)	2,511,476	2,066,049
RAAC Trust 0.402%, 02/25/37 (144A) (b)	724,002	702,883
SACO I Trust 0.412%, 06/25/36 (b)	554,499	872,835
0.492%, 03/25/36 (b)	158,532	229,238
Sail Net Interest Margin Notes 5.500%, 03/27/34 (144A) (c)	71,380	34,434
Structured Asset Securities Corp. 0.812%, 02/25/35 (b)	1,225,350	1,216,538
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	4,850,000	4,747,941

		47,024,485

Asset-Backed - Student Loan—1.2%
National Collegiate Student Loan Trust 0.422%, 03/26/29 (b)	2,250,000	2,047,498
1.002%, 03/25/38 (b)	9,030,000	6,752,430
Nelnet Student Loan Trust Zero Coupon, 03/22/32 (b)	6,650,000	6,260,130
Northstar Education Finance, Inc. 1.273%, 10/30/45 (b)	100,000	74,658

		15,134,716

Total Asset-Backed Securities (Cost $84,544,947)		84,116,186

Preferred Stocks—0.6%
Security Description	Shares/ Principal Amount*	Value

Banks—0.5%
GMAC Capital Trust I, 8.125% (b)	244,339	$6,670,455

Diversified Financial Services—0.1%
Citigroup Capital XIII, 7.875% (b)	35,900	994,430

Total Preferred Stocks (Cost $7,190,437)		7,664,885

Floating Rate Loans (b)—0.6%

Electric—0.5%
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/19/16	6,240,991	6,285,021

Software—0.1%
First Data Corp. Extended Term Loan B, 4.154%, 03/24/18	1,047,353	1,050,365

Total Floating Rate Loans (Cost $7,203,455)		7,335,386

Common Stocks—0.1%

Marine—0.1%
Deep Ocean Group Holding A/S (d) (k) (l)	44,744	1,535,883

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (l)	588,314	22,190

Real Estate Management & Development—0.0%
Realogy Holdings Corp. (l)	8,748	329,887

Total Common Stocks (Cost $1,238,830)		1,887,960

Municipals—0.1%
Virginia Housing Development Authority 6.000%, 06/25/34 (Cost $1,201,461)	1,218,793	1,324,072

Convertible Bond—0.1%

Mining—0.1%
Mirabela Nickel, Ltd. 9.500%, 06/20/19 (f) (k) (Cost $881,000)	881,000	881,000

Warrant—0.0%

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (b) (l) (Cost $24,160)	4,550	100,100

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Short-Term Investments—8.8%

Security Description	Shares/ Principal Amount*	Value

Discount Note—2.0%
Federal Home Loan Mortgage Corp. 0.060%, 10/17/14 (m)	25,000,000	$24,995,500

Mutual Fund—6.8%
State Street Navigator Securities Lending MET Portfolio (n)	86,736,565	86,736,565

Total Short-Term Investments (Cost $111,732,065)		111,732,065

Total Investments—102.2% (Cost $1,273,715,038) (o)		1,302,054,757
Other assets and liabilities (net)—(2.2)%		(28,626,565)

Net Assets—100.0%		$1,273,428,192

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $85,556,363 and the collateral received consisted of cash in the amount of $86,736,565 and non-cash collateral with a value of $4,053,518. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(d)	Illiquid security. As of June 30, 2014, these securities represent 0.1% of net assets.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2014, the market value of restricted securities was $1,311,000, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Interest only security.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(j)	Principal only security.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.2% of net assets.
(l)	Non-income producing security.
(m)	The rate shown represents current yield to maturity.
(n)	Represents investment of cash collateral received from securities lending transactions.
(o)	As of June 30, 2014, the aggregate cost of investments was $1,273,715,038. The aggregate unrealized appreciation and depreciation of investments were $44,838,912 and $(16,499,193), respectively, resulting in net unrealized appreciation of $28,339,719.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $280,897,245, which is 22.1% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Midwest Vanadium Pty, Ltd.	05/05/11 - 05/24/11	$1,000,000	$1,031,250	$430,000
Mirabela Nickel, Ltd.	06/06/14 - 06/30/14	881,000	881,000	881,000

				1,311,000

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	8,940,000	Citibank N.A.	07/16/14	$8,316,882	$104,646
BRL	41,000,000	Barclays Bank plc	07/16/14	18,552,036	(69,793)
EUR	10,000,000	Barclays Bank plc	07/16/14	13,646,860	46,864

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	14,700,000	Citibank N.A.	07/16/14	$20,355,090	$(225,316)
EUR	2,510,000	Goldman Sachs & Co.	07/16/14	3,464,503	(27,378)
EUR	16,200,000	Citibank N.A.	08/14/14	22,061,095	125,162
EUR	1,100,759	UBS AG	08/14/14	1,532,154	(24,641)
MXN	195,200,000	Bank of America N.A.	07/16/14	15,029,952	1,357
MXN	200,000,000	Barclays Bank plc	07/16/14	15,351,551	49,381
NOK	60,410,000	Citibank N.A.	07/16/14	10,174,230	(330,675)
PHP	301,400,000	Barclays Bank plc	07/16/14	6,780,652	122,246
PHP	301,250,000	Citibank N.A.	07/16/14	6,774,230	125,232
PHP	301,400,000	Citibank N.A.	07/16/14	6,777,603	125,295
RUB	224,600,000	Barclays Bank plc	07/16/14	6,321,419	269,096
RUB	224,600,000	Citibank N.A.	07/16/14	6,321,419	269,096
RUB	362,700,000	Citibank N.A.	07/16/14	9,996,114	646,717
SGD	10,799,000	Citibank N.A.	08/14/14	8,648,159	12,613
TRY	10,750,000	Barclays Bank plc	07/16/14	4,994,726	63,495

Contracts to Deliver
AUD	19,240,000	Bank of America N.A.	07/16/14	17,720,040	(404,143)
AUD	13,200,000	Bank of America N.A.	07/16/14	12,170,796	(263,675)
AUD	6,850,000	Bank of America N.A.	07/16/14	6,315,905	(136,832)
AUD	1,700,000	Bank of America N.A.	07/16/14	1,567,451	(33,958)
AUD	11,000,000	Citibank N.A.	07/16/14	10,256,565	(105,494)
BRL	770,000	Bank of America N.A.	07/16/14	340,783	(6,322)
BRL	66,650,000	Barclays Bank plc	07/16/14	29,549,989	(494,926)
BRL	665,000	Citibank N.A.	07/16/14	294,378	(5,395)
EUR	18,517,070	Barclays Bank plc	07/16/14	25,442,510	85,745
EUR	14,700,000	Citibank N.A.	07/16/14	20,274,343	144,569
EUR	13,100,000	Citibank N.A.	08/14/14	17,828,170	(112,568)
EUR	2,940,000	UBS AG	08/14/14	4,021,670	(4,725)
JPY	1,556,430,000	Barclays Bank plc	07/16/14	15,228,139	(137,266)
JPY	1,300,000,000	Citibank N.A.	07/16/14	12,773,714	(60,160)
JPY	1,034,800,000	Citibank N.A.	07/16/14	10,154,755	(61,008)
MXN	676,080,000	Barclays Bank plc	07/16/14	51,144,565	(916,745)
NOK	60,410,000	Citibank N.A.	07/16/14	10,084,300	240,745
NZD	1,470,000	JPMorgan Chase Bank N.A.	08/14/14	1,260,030	(21,958)
RUB	362,700,000	Citibank N.A.	07/16/14	9,807,474	(835,357)
SGD	10,799,000	Citibank N.A.	08/14/14	8,601,991	(58,781)
TRY	10,750,000	Barclays Bank plc	07/16/14	5,040,086	(18,135)

Net Unrealized Depreciation					$(1,922,992)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	12/19/16	311	USD	75,966,898	$247,539
U.S. Treasury Ultra Long Bond Futures	09/19/14	376	USD	56,025,902	350,599

Futures Contracts—Short
U.S. Treasury Long Bond Futures	09/19/14	(847)	USD	(115,332,685)	(865,128)
U.S. Treasury Note 2 Year Futures	09/30/14	(211)	USD	(46,359,971)	25,689
U.S. Treasury Note 5 Year Futures	09/30/14	(1,304)	USD	(155,261,739)	(515,324)
U.S. Treasury Note 10 Year Futures	09/19/14	(62)	USD	(7,737,314)	(23,342)

Net Unrealized Depreciation					$(779,967)

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Swap Agreements

OTC Cross—Currency Swaps

Receive	Pay	Maturity Date (a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Floating Rate equal to 6-Month USD-LIBOR based on the notional of currency delivered	Fixed rate equal to 9.005% based on the notional amount of currency received	07/01/24	Barclays Bank plc	$5,848,000	EUR	4,300,000	$2,391	$(4,084)	$6,475

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month NZD-BBR-FRA	4.403%	05/14/19	NZD	157,700,000	$(1,066,643)
Pay	3-Month SEK-STIBOR	1.418%	06/17/19	SEK	408,884,000	221,356
Pay	3-Month USD-LIBOR	3.318%	08/15/29	USD	111,440,000	4,224,389
Receive	6-Month EUR-EURIBOR	0.711%	06/17/19	EUR	39,994,000	(155,119)

Total						$3,223,983

(AUD)—	Australian Dollar
(BBR-FRA)—	Bank Bill Reference Rate
(BRL)—	Brazilian Real
(EUR)—	Euro
(EURIBOR)—	Euro Interbank Offered Rate
(JPY)—	Japanese Yen
(LIBOR)—	London Interbank Offered Rate
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(STIBOR)—	Stockholm Interbank Offered Rate
(TRY)—	Turkish Lira
(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$554,636,278	$—	$554,636,278
Total Mortgage-Backed Securities*	—	285,065,814	—	285,065,814
Total Foreign Government*	—	157,503,466	—	157,503,466
Total U.S. Treasury & Government Agencies*	—	89,807,545	—	89,807,545
Total Asset-Backed Securities*	—	84,116,186	—	84,116,186
Total Preferred Stocks*	7,664,885	—	—	7,664,885
Total Floating Rate Loans*	—	7,335,386	—	7,335,386
Common Stocks
Marine	—	—	1,535,883	1,535,883
Metals & Mining	22,190	—	—	22,190
Real Estate Management & Development	329,887	—	—	329,887
Total Common Stocks	352,077	—	1,535,883	1,887,960
Total Municipals	—	1,324,072	—	1,324,072
Total Convertible Bond*	—	—	881,000	881,000
Total Warrant*	—	100,100	—	100,100
Short-Term Investments
Discount Note	—	24,995,500	—	24,995,500
Mutual Fund	86,736,565	—	—	86,736,565
Total Short-Term Investments	86,736,565	24,995,500	—	111,732,065
Total Investments	$94,753,527	$1,204,884,347	$2,416,883	$1,302,054,757

Collateral for Securities Loaned (Liability)	$—	$(86,736,565)	$—	$(86,736,565)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,432,259	$—	$2,432,259
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,355,251)	—	(4,355,251)
Total Forward Contracts	$—	$(1,922,992)	$—	$(1,922,992)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$623,827	$—	$—	$623,827
Futures Contracts (Unrealized Depreciation)	(1,403,794)	—	—	(1,403,794)
Total Futures Contracts	$(779,967)	$—	$—	$(779,967)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,445,745	$—	$4,445,745
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,221,762)	—	(1,221,762)
Total Centrally Cleared Swap Contracts	$—	$3,223,983	$—	$3,223,983
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,391	$—	$2,391

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of June 30, 2014	Change in Unrealized Appreciation/(Depreciation) from investments still held at June 30, 2014
Common Stocks
Marine	$1,474,561	$61,322	$—	$1,535,883	$61,322
Convertible Bonds
Mining	—	—	881,000	881,000	—

Total	$1,474,561	$61,322	$881,000	$2,416,883	$61,322

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$1,302,054,757
Cash	69,022,356
Cash denominated in foreign currencies (c)	5,287,728
Cash collateral (d)	11,586,196
OTC swap contracts at market value (e)	2,391
Unrealized appreciation on forward foreign currency exchange contracts	2,432,259
Receivable for:
Investments sold	2,285,030
TBA securities sold	15,270,844
Fund shares sold	318,292
Interest	11,702,166
Variation margin on futures contracts	155,327
Interest on OTC swap contracts	1,745
Variation margin on swap contracts	111,778
Other assets	168,573

Total Assets	1,420,399,442
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,355,251
Collateral for securities loaned	86,736,565
Payables for:
Investments purchased	5,988,320
TBA securities purchased	48,430,242
Fund shares redeemed	456,405
Variation margin on futures contracts	161,348
Interest on OTC swap contracts	1,327
Accrued expenses:
Management fees	571,531
Distribution and service fees	56,713
Deferred trustees’ fees	55,175
Other expenses	158,373

Total Liabilities	146,971,250

Net Assets	$1,273,428,192

Net assets consist of:
Paid in surplus	$1,252,828,764
Undistributed net investment income	20,383,217
Accumulated net realized loss	(28,853,776)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	29,069,987

Net Assets	$1,273,428,192

Net Assets
Class A	$972,910,953
Class B	235,717,997
Class E	64,799,242
Capital Shares Outstanding*
Class A	72,083,943
Class B	17,544,375
Class E	4,817,022
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.50
Class B	13.44
Class E	13.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,273,715,038.
(b)	Includes securities loaned at value of $85,556,363.
(c)	Identified cost of cash denominated in foreign currencies was $5,262,912.
(d)	Includes collateral of $4,189,021 for futures contracts and $7,397,175 for centrally cleared swap contracts.
(e)	Net premium received on OTC swap contracts was $4,084.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends	$297,146
Interest (a)	28,298,986
Securities lending income	196,719

Total investment income	28,792,851
Expenses
Management fees	3,226,243
Administration fees	12,722
Custodian and accounting fees	135,429
Distribution and service fees—Class B	295,296
Distribution and service fees—Class E	48,991
Audit and tax services	39,884
Legal	13,558
Trustees’ fees and expenses	18,232
Shareholder reporting	57,391
Insurance	3,365
Miscellaneous	6,453

Total expenses	3,857,564
Less management fee waiver	(221,403)

Net expenses	3,636,161

Net Investment Income	25,156,690

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(12,792,610)
Futures contracts	(1,109,006)
Written options	2,204,457
Swap contracts	(1,880,065)
Foreign currency transactions	4,222,222

Net realized loss	(9,355,002)

Net change in unrealized appreciation (depreciation) on:
Investments	51,073,189
Futures contracts	261,408
Written options	(1,690,534)
Swap contracts	3,166,812
Foreign currency transactions	(5,627,679)

Net change in unrealized appreciation	47,183,196

Net realized and unrealized gain	37,828,194

Net Increase in Net Assets From Operations	$62,984,884

(a)	Net of foreign withholding taxes of $104.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$25,156,690	$45,585,771
Net realized gain (loss)	(9,355,002)	3,410,176
Net change in unrealized appreciation (depreciation)	47,183,196	(36,795,977)

Increase in net assets from operations	62,984,884	12,199,970

From Distributions to Shareholders
Net investment income
Class A	(37,728,630)	(31,203,024)
Class B	(12,189,599)	(12,259,852)
Class E	(3,425,851)	(3,437,042)

Total distributions	(53,344,080)	(46,899,918)

Increase (decrease) in net assets from capital share transactions	276,413,214	(28,460,603)

Total increase (decrease) in net assets	286,054,018	(63,160,551)

Net Assets
Beginning of period	987,374,174	1,050,534,725

End of period	$1,273,428,192	$987,374,174

Undistributed net investment income
End of period	$20,383,217	$48,570,607

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	20,167,833	$267,711,418	7,876,373	$106,738,077
Reinvestments	2,849,595	37,728,630	2,282,591	31,203,024
Redemptions	(1,703,442)	(23,093,722)	(10,051,818)	(142,052,123)

Net increase	21,313,986	$282,346,326	107,146	$(4,111,022)

Class B
Sales	440,368	$5,986,914	1,436,217	$19,527,805
Reinvestments	924,154	12,189,599	900,136	12,259,852
Redemptions	(1,654,476)	(22,306,620)	(3,780,484)	(51,107,823)

Net decrease	(289,954)	$(4,130,107)	(1,444,131)	$(19,320,166)

Class E
Sales	115,219	$1,566,640	490,593	$6,636,938
Reinvestments	259,534	3,425,851	252,167	3,437,042
Redemptions	(502,222)	(6,795,496)	(1,114,219)	(15,103,395)

Net decrease	(127,469)	$(1,803,005)	(371,459)	$(5,029,415)

Increase (decrease) derived from capital shares transactions		$276,413,214		$(28,460,603)

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.45		$13.98	$13.01	$12.90	$12.19	$10.30

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.63	0.50	0.53	0.63	0.75
Net realized and unrealized gain (loss) on investments	0.48		(0.47)	0.96	0.24	0.87	2.28

Total from investment operations	0.80		0.16	1.46	0.77	1.50	3.03

Less Distributions
Distributions from net investment income	(0.75)		(0.69)	(0.49)	(0.66)	(0.79)	(0.79)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.35)

Total distributions	(0.75)		(0.69)	(0.49)	(0.66)	(0.79)	(1.14)

Net Asset Value, End of Period	$13.50		$13.45	$13.98	$13.01	$12.90	$12.19

Total Return (%) (b)	6.02	(c)	1.09	11.50	6.14	12.73	32.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.66	0.65	0.67	0.67	0.69
Net ratio of expenses to average net assets (%) (e)	0.61	(d)	0.62	0.61	0.63	0.63	0.67
Ratio of net investment income to average net assets (%)	4.71	(d)	4.65	3.70	4.13	5.00	6.87
Portfolio turnover rate (%)	60	(c)(f)	132 (f)	228 (f)	473	295	228
Net assets, end of period (in millions)	$972.9		$682.7	$708.5	$578.9	$343.2	$418.6

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.37		$13.90	$12.93	$12.83	$12.13	$10.26

Income (Loss) from Investment Operations
Net investment income (a)	0.30		0.59	0.46	0.49	0.59	0.70
Net realized and unrealized gain (loss) on investments	0.48		(0.46)	0.97	0.24	0.87	2.28

Total from investment operations	0.78		0.13	1.43	0.73	1.46	2.98

Less Distributions
Distributions from net investment income	(0.71)		(0.66)	(0.46)	(0.63)	(0.76)	(0.76)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.35)

Total distributions	(0.71)		(0.66)	(0.46)	(0.63)	(0.76)	(1.11)

Net Asset Value, End of Period	$13.44		$13.37	$13.90	$12.93	$12.83	$12.13

Total Return (%) (b)	5.92	(c)	0.83	11.29	5.83	12.45	31.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.91	0.90	0.92	0.92	0.94
Net ratio of expenses to average net assets (%) (e)	0.86	(d)	0.87	0.86	0.88	0.88	0.92
Ratio of net investment income to average net assets (%)	4.46	(d)	4.39	3.45	3.83	4.70	6.48
Portfolio turnover rate (%)	60	(c)(f)	132 (f)	228 (f)	473	295	228
Net assets, end of period (in millions)	$235.7		$238.4	$268.0	$273.6	$227.6	$208.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.39		$13.93	$12.96	$12.85	$12.15	$10.27

Income (Loss) from Investment Operations
Net investment income (a)	0.31		0.61	0.48	0.50	0.60	0.72
Net realized and unrealized gain (loss) on investments	0.47		(0.48)	0.96	0.25	0.88	2.29

Total from investment operations	0.78		0.13	1.44	0.75	1.48	3.01

Less Distributions
Distributions from net investment income	(0.72)		(0.67)	(0.47)	(0.64)	(0.78)	(0.78)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.35)

Total distributions	(0.72)		(0.67)	(0.47)	(0.64)	(0.78)	(1.13)

Net Asset Value, End of Period	$13.45		$13.39	$13.93	$12.96	$12.85	$12.15

Total Return (%) (b)	5.95	(c)	0.94	11.30	5.92	12.62	31.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.81	0.80	0.82	0.82	0.84
Net ratio of expenses to average net assets (%) (e)	0.76	(d)	0.77	0.76	0.78	0.78	0.82
Ratio of net investment income to average net assets (%)	4.56	(d)	4.49	3.55	3.90	4.81	6.59
Portfolio turnover rate (%)	60	(c)(f)	132 (f)	228 (f)	473	295	228
Net assets, end of period (in millions)	$64.8		$66.2	$74.0	$75.9	$89.9	$91.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 34%, 62% and 84% for six months ended June 30, 2014 and for the years ended 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-28

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, swap contract transactions, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MSF-30

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the

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Notes to Financial Statements—June 30, 2014—(Continued)

loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument,

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the

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Notes to Financial Statements—June 30, 2014—(Continued)

Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts*(a)	$4,445,745	Unrealized depreciation on centrally cleared swap contracts*(a)	$1,221,762
	Unrealized appreciation on futures contracts**(a)	623,827	Unrealized depreciation on futures contracts**(a)	1,403,794
Foreign Exchange	OTC swap contracts at market value (b)	2,391
	Unrealized appreciation on forward foreign currency exchange contracts	2,432,259	Unrealized depreciation on forward foreign currency exchange contracts	4,355,251

Total		$7,504,222		$6,980,807

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes OTC swap interest receivable of $1,745 and OTC swap interest payable of $1,327.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$1,357	$(1,357)	$—	$—
Barclays Bank plc	639,218	(639,218)	—	—
Citibank N.A.	1,794,075	(1,794,075)	—	—

	$2,434,650	$(2,434,650)	$—	$—

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Notes to Financial Statements—June 30, 2014—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$844,930	$(1,357)	$—	$843,573
Barclays Bank plc	1,636,865	(639,218)	—	997,647
Citibank N.A.	1,794,754	(1,794,075)	—	679
Goldman Sachs & Co.	27,378	—	—	27,378
JPMorgan Chase Bank N.A.	21,958	—	—	21,958
UBS AG	29,366	—	—	29,366

	$4,355,251	$(2,434,650)	$—	$1,920,601

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Investments (a)	$(3,122,313)	$(192,786)	$(3,315,099)
Forward foreign currency transactions	—	4,287,976	4,287,976
Futures contracts	(1,109,006)	—	(1,109,006)
Swap contracts	(1,880,349)	284	(1,880,065)
Written options	2,079,981	124,476	2,204,457

	$(4,031,687)	$4,219,950	$188,263

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Investments (a)	$1,853,087	$—	$1,853,087
Forward foreign currency transactions	—	(5,687,309)	(5,687,309)
Futures contracts	261,408	—	261,408
Swap contracts	3,160,338	6,474	3,166,812
Written options	(1,690,534)	—	(1,690,534)

	$3,584,299	$(5,680,835)	$(2,096,536)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$1,685,000
Forward foreign currency transactions	314,918,421
Futures contracts long	114,316,667
Futures contracts short	(171,716,667)
Swap contracts	370,210,314
Written options	(1,685,000)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

The Portfolio transactions in written options during the six months June 30, 2014:

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	158,000,000	–	$1,690,535
Options written	50,600,000	1,685	674,830
Options bought back	(50,600,000)	–	(285,384)
Options expired	(158,000,000)	(1,685)	(2,079,981)

Options outstanding June 30, 2014	–	–	$–

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$304,915,241	$533,320,261	$351,654,507	$274,594,686

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Notes to Financial Statements—June 30, 2014—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2014 were as follows:

Purchases	Sales
$262,461,996	$280,451,727

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$3,226,243	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-37

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$46,899,918	$34,924,249	$—	$—	$46,899,918	$34,924,249

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$53,169,475	$—	$(24,823,433)	$(16,715,740)	$(620,227)	$11,010,075

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, there were post-enactment short-term accumulated capital losses of $620,227. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2018	Expiring 12/31/2017	Total
$2,454,113	$14,261,627	$16,715,740

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-38

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 2.13%, 1.95%, and 1.97%, respectively. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index1, returned 1.55%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2014 can be characterized as a period of sluggish economic growth despite an improving labor market. Market experts in late 2013 expected yields to rise as the economy continued to improve but yields have followed the opposite path. Over the year, the 10-year U.S. Treasury (“UST”) yield has fallen 51 basis points (bps) to end at 2.53% and the 30-year UST yield has fallen 62 bps to 3.34%. The fall in rates is the result of several factors, including lowered expectations for economic growth, technical factors such as short-covering and large purchases by overseas funds, and low global inflation which can increase the relative attractiveness of UST.

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the first six months of 2014. Gross domestic product (“GDP”) growth leading into 2014 was 4.1% during the third quarter of 2013, its highest reading since the final quarter of 2011, and moderated to 2.6% in the fourth quarter of 2013. However, the Commerce Department’s final estimate for first quarter 2014 GDP growth painted a bleak picture, showing a contraction of 2.9%. This represented the first negative reading for GDP since early 2011. The contraction was largely attributed to largely temporary factors such as severe winter weather as well as from effects related to changing assumptions pertaining to the impact of Obamacare. Most economists still call for relatively healthy economic growth over the remainder of 2014.

The job market improved during the first six months of 2014. Unemployment at the end of 2013 was 6.7% and had fallen to 6.1% for the most recent reading for June 2014. This represents the lowest measure of unemployment since October 2008, the beginning of the financial crisis. Although much of the improvement was due to the economic recovery, it was also partially due to a decline in the workforce participation rate, which was 62.8% in June 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months.

Housing data has been somewhat mixed for 2014. While sales of existing homes are down from the highs of 2013 when mortgage rates were at historic lows and eligible buyers rushed to make purchases, they have held fairly steady in the upper 400,000 level for annualized sales. Sales of new homes, a smaller segment of the market, while stagnant over most of 2014 picked up in in May, rising 18.6%. Home price acceleration, according to the S&P Case-Shiller Home Price Index appears to be slowing. The year-over-year (“YoY”) change in the 20-city composite ended up 10.8%, its lowest rate since March 2013.

In 2014 the Federal Reserve (the “Fed”), now chaired by Janet Yellen, began tapering its large-scale asset purchases, known as quantitative easing (“QE”), reducing its purchases by $10 billion at each meeting. By the end of the reporting period, the Fed purchased $35 billion per month in UST and agency mortgages and is expected to be finished with QE before the end of the year. The Fed has been convinced the economy is on a firm enough footing and is heading mostly in the right direction so that its support can be reduced. However, the Fed is still apt to keep rates at extraordinarily low levels for some time, given the continued elevated level of unemployment. Low inflation levels of inflation have given the Fed the flexibility to keep rates low but there have been recent signs that inflation may be picking up, so the Fed and all market watchers will be keeping a close eye on price levels.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio outperformed its benchmark for the six month reporting period. The main contributor to performance was the Portfolio’s exposure to non-Agency mortgages, as the sector benefitted from positive carry and continued principal paydowns. Nationwide home prices, as measured by the Case-Shiller 20-city Home Price Index, seasonally adjusted, increased by about 3% over the first four months of the year while on a YoY basis, home price increases appear to be decelerating.

Agency Mortgaged-Backed Securities (“MBS”) outperformed U.S. Treasuries of similar interest rate risk during the year, and allocations to this sector contributed to the Portfolio’s outperformance. The Portfolio’s overweight allocation to Agency debt contributed to performance as the sector outperformed U.S. Treasuries of similar interest rate risk. For the first half of the year, the Portfolio’s tactical duration positioning added to performance as we actively adjusted duration exposure versus the benchmark. The Portfolio’s underweight exposure to the intermediate part of the curve also added to performance as the curve flattened during the year.

Over the reporting period, we slightly reduced exposure to U.S. Treasuries and added marginal exposure to Agency bonds. Within the Agency MBS sector, we reduced exposure to 30-year Agency mortgages, with the majority of the reduction coming from Federal National Mortgage Association (“FNMA”) 3.5% to 4.5% coupon bonds. We also reduced exposure to FNMA 15-year Agency mortgages. Duration positioning was also reduced to an underweight position versus the benchmark as we believed economic data would likely remain mildly positive and the slow growth environment would persist and central banks remain highly accommodative.

At period end, we continued to underweight Treasuries in favor of relative value opportunities within the Agency debt and Agency

MSF-1

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

mortgage space. At period end, we planned to continue maintaining the small allocation to investment grade credit as well as non-Agency mortgages as we believed that those sectors’ returns remain skewed to the upside.

S. Kenneth Leech

Mark S. Lindbloom

Fredrick Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	2.13	2.56	3.97	3.31
Class B	1.95	2.21	3.71	3.05
Class E	1.97	2.31	3.80	3.15
Barclays U.S. Intermediate Government Bond Index	1.55	1.53	2.83	3.91

1 The Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	80.7
Corporate Bonds & Notes	9.8
Foreign Government	7.6
Mortgage-Backed Securities	4.2
Asset-Backed Securities	0.8

MSF-3

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.48%	$1,000.00	$1,021.30	$2.41
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$1,019.50	$3.66
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E(a)	Actual	0.63%	$1,000.00	$1,019.70	$3.15
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—80.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—16.7%
Fannie Mae 15 Yr. Pool
4.500%, 03/01/20	123,083	$132,583
5.000%, 03/01/18	182,892	194,393
6.500%, 06/01/17	57,886	60,481
7.000%, 12/01/14	437	440
7.000%, 07/01/15	330	331
7.500%, 02/01/16	12,765	12,884
Fannie Mae 20 Yr. Pool
4.500%, 11/01/31	1,658,615	1,814,485
4.500%, 12/01/31	2,116,085	2,312,103
Fannie Mae 30 Yr. Pool
3.000%, 09/01/42	13,591,753	13,476,132
3.000%, TBA (a)	5,200,000	5,137,033
3.500%, TBA (a)	29,800,000	30,675,375
4.000%, 07/01/42	5,677,669	6,034,035
4.000%, TBA (a)	14,500,000	15,388,125
4.500%, 04/01/41	18,387,064	19,953,129
4.500%, 06/01/41	1,622,152	1,757,513
4.500%, 09/01/41	2,999,755	3,256,208
4.500%, 10/01/41	14,159,882	15,345,889
4.500%, TBA (a)	2,000,000	2,165,938
5.000%, 07/01/33	571,093	637,599
5.000%, 09/01/33	696,632	777,862
5.000%, 10/01/35	1,940,263	2,164,919
5.000%, 03/01/36	3,246,664	3,611,246
5.000%, 01/01/39	25,410	28,483
5.000%, 08/01/39	67,420	75,687
5.000%, 12/01/39	46,573	52,315
5.000%, 05/01/40	99,764	112,064
5.000%, 07/01/40	85,554	95,866
5.000%, 11/01/40	2,199,833	2,471,051
5.000%, 01/01/41	77,074	86,490
5.000%, 02/01/41	90,368	100,417
5.000%, 04/01/41	240,099	269,504
5.000%, 05/01/41	4,794,686	5,380,371
5.000%, 06/01/41	390,175	438,282
5.000%, 07/01/41	5,180,861	5,756,982
5.000%, 05/01/42	576,563	641,249
5.000%, TBA (a)	13,400,000	14,880,282
6.000%, 04/01/33	152,686	173,149
6.000%, 02/01/34	32,932	37,337
6.000%, 11/01/35	341,033	386,494
6.000%, 08/01/37	730,240	827,796
6.500%, 03/01/26	1,761	1,986
6.500%, 04/01/29	92,791	104,626
7.000%, 11/01/28	2,755	3,077
7.000%, 02/01/29	3,696	4,057
7.000%, 01/01/30	2,451	2,540
7.000%, 10/01/37	52,922	58,768
7.000%, 11/01/37	53,045	62,288
7.000%, 12/01/37	48,099	55,686
7.000%, 02/01/38	60,972	67,629
7.000%, 08/01/38	58,378	63,332
7.000%, 09/01/38	7,159	7,782
7.000%, 11/01/38	311,282	338,542
7.000%, 02/01/39	3,112,695	3,455,133

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.500%, 04/01/32	14,768	15,222
8.000%, 05/01/28	4,771	5,458
8.000%, 07/01/32	941	1,017
11.500%, 09/01/19	20	20
12.000%, 10/01/15	773	777
Fannie Mae ARM Pool
1.792%, 07/01/37 (b)	58,199	62,106
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (c)	4,668,959	957,685
4.000%, 04/25/42 (c)	7,020,954	1,562,279
4.500%, 11/25/39 (c)	4,890,721	959,720
Fannie Mae Pool
3.500%, 10/01/42	11,677,820	11,938,122
3.500%, 12/01/42	1,852,577	1,904,207
3.500%, 05/01/43	475,577	488,833
4.000%, 10/01/42	3,213,077	3,395,018
4.000%, 07/01/43	96,594	101,987
4.000%, 08/01/43	2,155,569	2,277,419
5.000%, 05/01/40	44,265	49,718
6.500%, 12/01/27	5,325	5,420
6.500%, 05/01/32	51,812	56,967
12.000%, 01/15/16	122	122
12.500%, 09/20/15	14	14
12.500%, 01/15/16	236	236
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (d)	1,077,105	998,109
3.000%, 12/25/27 (c)	13,012,851	1,581,017
5.500%, 07/25/41	7,191,586	8,293,143
5.500%, 04/25/42	4,930,576	5,523,364
5.948%, 09/25/42 (b) (c)	2,278,438	494,161
5.948%, 07/25/43 (b) (c)	2,526,521	527,823
5.998%, 03/25/42 (b) (c)	17,520,918	2,690,693
5.998%, 12/25/42 (b) (c)	1,671,580	376,645
6.000%, 05/25/42	3,676,581	4,105,580
6.348%, 02/25/42 (b) (c)	3,884,320	898,892
6.378%, 12/25/40 (b) (c)	2,545,829	332,970
6.378%, 01/25/41 (b) (c)	3,046,043	526,442
6.398%, 10/25/41 (b) (c)	10,344,028	1,834,475
6.448%, 10/25/40 (b) (c)	7,346,364	1,381,141
6.498%, 02/25/41 (b) (c)	1,605,314	307,432
6.498%, 03/25/42 (b) (c)	4,236,615	680,325
6.500%, 06/25/39	768,540	862,493
6.500%, 07/25/42	6,454,607	7,199,662
9.750%, 11/25/18	1,695,642	1,901,333
9.750%, 08/25/19	561,233	628,831
Fannie Mae Whole Loan
3.446%, 01/25/43 (b)	447,834	464,091
Freddie Mac 30 Yr. Gold Pool
3.000%, TBA (a)	7,000,000	6,888,025
5.000%, 08/01/33	48,518	54,311
6.000%, 10/01/36	2,057,200	2,341,208
6.500%, 09/01/39	733,920	827,007
8.000%, 12/01/19	2,842	2,865
8.000%, 09/01/30	5,986	6,741
Freddie Mac 30 Yr. Non-Gold Pool
8.000%, 07/01/20	5,081	5,344

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac ARM Non-Gold Pool
1.945%, 02/01/37 (b)	20,067	$21,139
1.994%, 05/01/37 (b)	46,169	48,460
2.495%, 05/01/37 (b)	59,232	63,240
2.522%, 01/01/35 (b)	26,111	27,904
Freddie Mac Gold Pool
3.500%, 04/01/43	579,748	596,099
4.000%, 04/01/43	2,304,649	2,441,023
4.000%, 08/01/43	1,338,829	1,417,657
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	304,579	334,908
6.000%, 05/15/36	1,469,894	1,641,569
6.448%, 11/15/41 (b) (c)	5,259,341	960,306
8.500%, 06/15/21	22,060	24,586
Ginnie Mae I 30 Yr. Pool 5.500%, 06/15/36	981,518	1,107,428
6.000%, 03/15/33	1,492,402	1,720,406
6.500%, 06/15/31	7,784	8,845
6.500%, 08/15/34	287,567	326,730
7.500%, 01/15/29	11,735	12,789
7.500%, 09/15/29	3,046	3,467
7.500%, 02/15/30	1,824	1,929
8.500%, 05/15/18	8,695	8,736
8.500%, 06/15/25	46,948	56,742
9.000%, 12/15/16	1,964	1,972
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (a)	1,800,000	1,874,953
4.000%, TBA (a)	16,400,000	17,550,562
4.500%, 01/20/40	1,816,926	1,990,550
4.500%, 05/20/40	2,572,083	2,817,736
4.500%, 09/20/40	49,789	54,561
4.500%, 01/20/41	373,183	408,884
4.500%, 07/20/41	2,660,685	2,912,848
4.500%, TBA (a)	12,400,000	13,539,732
5.000%, 07/20/40	1,932,668	2,147,699
6.000%, 11/20/34	2,987	3,452
6.000%, 06/20/35	4,898	5,519
6.000%, 07/20/36	337,446	382,665
6.000%, 09/20/36	16,138	18,296
6.000%, 07/20/38	936,322	1,064,976
6.000%, 09/20/38	2,644,645	3,008,749
6.000%, 06/20/39	8,622	9,816
6.000%, 05/20/40	212,472	241,712
6.000%, 06/20/40	569,944	647,794
6.000%, 08/20/40	284,444	324,020
6.000%, 09/20/40	729,906	819,634
6.000%, 10/20/40	457,482	514,546
6.000%, 11/20/40	576,717	649,806
6.000%, 01/20/41	641,531	722,723
6.000%, 03/20/41	2,628,393	2,956,162
6.000%, 07/20/41	530,410	595,844
6.000%, 12/20/41	374,526	424,531
6.500%, 10/20/37	705,450	796,823
Government National Mortgage Association 0.555%, 10/16/54 (b) (c)	74,598,891	3,374,033
0.773%, 09/16/51 (b) (c)	95,863,046	6,406,336

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
0.859%, 02/16/53 (b) (c)	30,039,564	2,086,338
0.859%, 02/16/53 (b) (c)	65,468,735	4,354,326
0.946%, 06/16/55 (b) (c)	16,069,605	1,036,409
0.947%, 09/16/46 (b) (c)	87,077,177	4,393,218
0.981%, 03/16/49 (b) (c)	42,049,828	2,594,138
1.037%, 01/16/53 (b) (c)	18,767,087	1,661,863
1.038%, 01/16/57	45,850,000	4,282,207
1.040%, 09/16/55 (b) (c)	25,423,679	1,920,784
1.061%, 06/16/52 (b) (c)	38,391,994	2,769,483
1.124%, 09/16/44 (b) (c)	23,772,602	1,823,012
1.215%, 02/16/46 (b) (c)	23,923,978	1,970,116
1.384%, 02/16/48 (b) (c)	25,831,956	2,131,395
2.000%, 12/16/49	4,261,434	4,279,264
2.250%, 03/16/35	6,506,432	6,640,666
2.900%, 02/16/44 (b)	10,093,142	10,240,431
2.900%, 06/16/44 (b)	3,209,914	3,299,878
Government National Mortgage Association (CMO) 0.532%, 12/20/60 (b)	22,578,426	22,387,209
0.552%, 12/20/60 (b)	8,016,970	7,961,188
0.632%, 03/20/61 (b)	6,516,930	6,491,338
0.652%, 12/20/60 (b)	59,212,174	59,029,708
5.948%, 08/16/42 (b) (c)	2,561,618	412,397
6.347%, 03/20/39 (b) (c)	1,081,467	143,589
6.497%, 01/20/40 (b) (c)	2,398,185	351,264

		465,815,556

Federal Agencies—30.0%
Federal Farm Credit Bank 0.250%, 07/28/14	20,000,000	20,002,520
0.250%, 01/07/15	20,000,000	20,007,060
0.250%, 09/10/15	25,000,000	24,994,400
0.375%, 03/03/16	20,000,000	19,979,900
0.390%, 05/09/16	20,000,000	19,962,540
0.450%, 02/03/16	25,000,000	25,034,750
0.500%, 08/23/16	25,000,000	24,974,725
0.540%, 06/06/16	20,000,000	19,965,140
0.820%, 02/21/17	20,000,000	19,988,840
1.500%, 11/16/15	20,000,000	20,317,620
1.950%, 11/15/17	19,980,000	20,631,568
Federal Home Loan Bank 1.375%, 12/11/15	20,000,000	20,303,960
2.125%, 06/09/23	17,700,000	16,893,057
2.750%, 06/08/18 (e)	15,000,000	15,796,080
5.250%, 12/11/20	12,000,000	14,224,368
Federal Home Loan Bank of Chicago 5.625%, 06/13/16	43,170,000	47,436,189
Federal Home Loan Mortgage Corp. Zero Coupon, 11/29/19	10,000,000	8,758,840
2.375%, 01/13/22 (e)	64,000,000	63,874,048
5.000%, 12/14/18 (e)	13,241,000	15,112,589
Federal National Mortgage Association Zero Coupon, 10/09/19	50,000,000	43,938,300
0.500%, 10/22/15	30,000,000	30,086,430
0.550%, 09/06/16	22,600,000	22,559,749

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association
2.250%, 10/17/22	14,000,000	$13,377,462
6.000%, 04/18/36	9,700,000	10,530,174
6.625%, 11/15/30	3,000,000	4,260,417
Financing Corp. Fico Zero Coupon, 10/06/17	20,433,000	19,607,261
Zero Coupon, 12/27/18	16,254,000	15,041,777
Zero Coupon, 06/06/19	27,884,000	25,403,774
Zero Coupon, 09/26/19	14,535,000	13,103,506
Government Trust Certificates Zero Coupon, 10/01/16	8,567,000	8,324,263
National Archives Facility Trust 8.500%, 09/01/19	2,905,028	3,445,239
New Valley Generation II 5.572%, 05/01/20	8,744,581	9,925,100
Overseas Private Investment Corp. Zero Coupon, 03/15/15	5,000,000	5,257,345
Zero Coupon, 11/18/15	8,000,000	8,023,440
2.310%, 11/15/30	9,240,067	8,499,373
3.330%, 05/15/33	7,000,000	7,186,060
3.490%, 12/20/29	12,000,000	12,285,204
Residual Funding Corp. Principal Strip
Zero Coupon, 10/15/20 (e)	38,159,000	33,125,523
Tennessee Valley Authority
1.750%, 10/15/18	20,000,000	20,161,220
3.875%, 02/15/21	35,000,000	38,521,910
4.500%, 04/01/18	20,000,000	22,345,640
5.500%, 07/18/17	21,306,000	24,183,865

		837,451,226

U.S. Treasury—34.0%
U.S. Treasury Bonds
8.000%, 11/15/21	7,000,000	9,803,829
U.S. Treasury Inflation Indexed Bonds
0.625%, 02/15/43 (e)	16,496,480	14,975,703
1.375%, 02/15/44	20,342,200	22,373,247
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/23	6,777,936	6,754,633
0.375%, 07/15/23	16,297,600	16,613,366
U.S. Treasury Notes
0.250%, 10/31/14	22,000,000	22,011,176
0.250%, 10/15/15 (e)	19,000,000	19,018,563
0.250%, 10/31/15 (e)	32,000,000	32,027,488
0.250%, 11/30/15 (e)	381,000,000	381,163,830
0.375%, 01/31/16 (e)	26,000,000	26,037,570
0.750%, 06/30/17 (e)	53,000,000	52,784,714
0.750%, 10/31/17	12,000,000	11,883,744
1.500%, 07/31/16 (e)	120,000,000	122,493,720
1.500%, 08/31/18 (e)	67,500,000	67,853,295
1.625%, 04/30/19 (e)	17,270,000	17,302,381
2.750%, 02/15/24 (e)	3,000,000	3,068,202
3.125%, 01/31/17 (e)	118,000,000	125,338,184

		951,503,645

Total U.S. Treasury & Government Agencies (Cost $2,228,268,011)		2,254,770,427

Corporate Bonds & Notes—9.8%
Security Description	Principal Amount*	Value

Banks—2.1%
National Australia Bank, Ltd.
1.250%, 03/08/18 (144A)	13,000,000	12,873,510
National Bank of Canada
2.200%, 10/19/16 (144A) (e)	13,000,000	13,421,148
Royal Bank of Canada
2.000%, 10/01/18 (e)	10,000,000	10,132,190
Stadshypotek AB
1.875%, 10/02/19 (144A) (e)	5,000,000	4,939,955
UBS AG
0.750%, 03/24/16 (144A)	16,000,000	16,029,984

		57,396,787

Diversified Financial Services—7.6%
COP I LLC
3.650%, 12/05/21	9,757,973	10,382,542
MSN 41079 & 41084, Ltd.
1.717%, 07/13/24	8,675,943	8,402,868
National Credit Union Administration Guaranteed Notes
3.000%, 06/12/19	19,650,000	20,794,809
3.450%, 06/12/21	45,000,000	48,397,500
Postal Square, L.P.
6.500%, 06/15/22	8,982,180	10,505,123
Private Export Funding Corp.
1.375%, 02/15/17	25,000,000	25,331,850
2.250%, 12/15/17	40,000,000	41,317,760
3.050%, 10/15/14	20,000,000	20,165,740
4.950%, 11/15/15 (e)	25,000,000	26,589,500

		211,887,692

Oil & Gas—0.1%
Petroleos Mexicanos
6.375%, 01/23/45 (144A)	3,610,000	4,192,112

Total Corporate Bonds & Notes (Cost $272,814,429)		273,476,591

Foreign Government—7.6%

Sovereign—7.6%
Colombia Government International Bond
5.625%, 02/26/44	4,840,000	5,420,800
Egypt Government AID Bonds
4.450%, 09/15/15	20,000,000	20,981,340
Indonesia Government International Bonds
3.750%, 04/25/22	1,900,000	1,845,375
3.750%, 04/25/22 (144A) (e)	410,000	398,212
4.875%, 05/05/21	2,957,000	3,104,850
5.875%, 03/13/20	310,000	344,100
5.875%, 01/15/24 (144A)	1,060,000	1,169,975
Israel Government AID Bonds
Zero Coupon, 08/15/16	28,251,000	27,750,533
Zero Coupon, 09/15/16	10,000,000	9,810,620
Zero Coupon, 11/15/18	20,869,000	19,303,888
5.500%, 12/04/23	18,000,000	21,922,416
5.500%, 04/26/24	13,700,000	16,714,877

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Mexico Government International Bond
5.550%, 01/21/45	11,480,000	$13,058,500
Poland Government International Bond
4.000%, 01/22/24	7,870,000	8,165,125
Province of British Columbia
2.650%, 09/22/21	4,000,000	4,065,756
Russian Foreign Bond - Eurobond
7.500%, 03/31/30	10,717,510	12,412,377
South Africa Government International Bond
5.875%, 09/16/25 (e)	10,010,000	11,126,115
Turkey Government International Bonds
5.625%, 03/30/21	1,078,000	1,175,020
5.750%, 03/22/24 (e)	4,290,000	4,686,825
6.250%, 09/26/22	2,205,000	2,484,594
7.000%, 03/11/19	1,660,000	1,910,660
7.500%, 11/07/19	540,000	640,170
Ukraine Government AID Bond
1.844%, 05/16/19	25,000,000	24,971,800

Total Foreign Government (Cost $209,604,289)		213,463,928

Mortgage-Backed Securities—4.2%

Collateralized Mortgage Obligations—2.5%
American Home Mortgage Assets Trust
0.342%, 09/25/46 (b)	1,026,848	746,671
0.342%, 12/25/46 (b)	2,984,688	2,119,705
Banc of America Funding Corp.
2.131%, 06/20/35 (b)	401,197	263,056
Banc of America Mortgage 2005-F Trust
2.702%, 07/25/35 (b)	172,689	159,951
Citigroup Mortgage Loan Trust, Inc.
2.500%, 10/25/35 (b)	327,802	324,174
Countrywide Alternative Loan Trust
0.353%, 07/20/46 (b)	3,803,412	2,587,575
0.383%, 07/20/35 (b)	1,457,926	1,261,302
0.442%, 05/25/34 (b)	3,265,989	3,191,263
Countrywide Home Loan Mortgage Pass-Through Trust
0.572%, 07/25/36 (144A) (b)	1,200,861	1,046,846
Countrywide Home Loan Reperforming Loan REMIC Trust
0.512%, 03/25/35 (144A) (b)	142,236	127,141
Deutsche Mortgage Securities, Inc.
5.226%, 06/26/35 (144A) (b)	2,208,688	2,240,672
FDIC Structured Sale Guaranteed Notes
0.701%, 02/25/48 (144A) (b)	1,770,924	1,771,710
First Horizon Alternative Mortgage Securities
0.522%, 02/25/37 (b)	342,194	212,556
GMAC Mortgage Corp. Loan Trust
2.697%, 11/19/35 (b)	962,441	923,524
Greenpoint Mortgage Funding Trust
0.312%, 02/25/47 (b)	168,538	157,346
GSMPS Mortgage Loan Trust
0.502%, 01/25/35 (144A) (b)	489,986	411,957
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GSMPS Mortgage Loan Trust
0.552%, 06/25/34 (144A) (b)	840,333	731,403
3.292%, 06/25/34 (144A) (b)	4,937,556	4,482,007
GSR Mortgage Loan Trust
2.849%, 04/25/35 (b)	950,289	933,603
HarborView Mortgage Loan Trust
0.335%, 11/19/46 (b)	175,774	139,136
0.355%, 09/19/46 (b)	404,385	316,684
Impac Secured Assets CMN Owner Trust
0.472%, 03/25/36 (b)	5,286,316	3,982,858
JPMorgan Mortgage Trust
2.079%, 06/25/34 (b)	306,026	304,061
Luminent Mortgage Trust
0.342%, 05/25/46 (b)	3,330,528	2,680,555
MASTR Adjustable Rate Mortgages Trust
0.352%, 05/25/47 (b)	6,926,283	5,410,937
0.923%, 12/25/46 (b)	6,159,373	4,519,797
2.250%, 02/25/34 (b)	273,118	268,687
3.179%, 12/25/34 (b)	23,240	22,417
MASTR Reperforming Loan Trust
0.502%, 05/25/35 (144A) (b)	407,780	342,632
3.387%, 05/25/35 (144A) (b)	5,212,427	4,207,044
4.811%, 05/25/36 (144A) (b)	4,009,525	3,802,405
7.000%, 08/25/34 (144A)	501,542	515,764
Morgan Stanley Mortgage Loan Trust
0.222%, 06/25/36 (b)	788,420	403,914
2.506%, 07/25/35 (b)	425,021	391,131
NovaStar Mortgage Funding Trust
0.342%, 09/25/46 (b)	2,820,723	2,386,408
Provident Funding Mortgage Loan Trust
2.417%, 10/25/35 (b)	157,991	155,175
2.503%, 05/25/35 (b)	1,138,452	1,146,646
Residential Accredit Loans, Inc. Trust
0.312%, 01/25/37 (b)	534,429	397,158
0.552%, 10/25/45 (b)	511,367	396,602
RFMSI Trust
4.750%, 12/25/18	387,093	395,068
SACO I, Inc.
8.935%, 06/25/21 (144A) (b)	1,971,305	2,002,807
Structured Adjustable Rate Mortgage Loan Trust
2.450%, 05/25/35 (b)	5,491,413	5,198,787
Structured Asset Mortgage Investments II Trust
0.332%, 07/25/46 (b)	313,723	244,852
Structured Asset Securities Corp.
0.502%, 04/25/35 (144A) (b)	3,623,832	3,013,952
3.416%, 06/25/35 (144A) (b)	206,385	184,397
Structured Asset Securities Corp. Mortgage Loan Trust
0.952%, 09/25/33 (144A) (b)	36,415	35,891
Thornburg Mortgage Securities Trust
5.591%, 09/25/37 (b)	101,394	100,477
6.092%, 09/25/37 (b)	87,713	91,544
WaMu Mortgage Pass-Through Certificates Trust
0.412%, 11/25/45 (b)	97,954	91,625
0.422%, 12/25/45 (b)	2,481,448	2,329,618
0.442%, 12/25/45 (b)	204,149	187,779

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust
0.472%, 08/25/45 (b)	230,912	$219,623
0.552%, 08/25/45 (b)	474,478	446,271
0.873%, 06/25/47 (b)	268,813	236,316
2.375%, 04/25/35 (b)	100,000	98,388

		70,359,868

Commercial Mortgage-Backed Securities—1.7%
FDIC Structured Sale Guaranteed Notes
2.980%, 12/06/20 (144A)	13,846,723	14,380,016
NCUA Guaranteed Notes Trust
2.900%, 10/29/20	30,000,000	31,134,720

		45,514,736

Total Mortgage-Backed Securities (Cost $116,974,916)		115,874,604

Asset-Backed Securities—0.8%

Asset-Backed - Credit Card—0.0%
Compucredit Acquired Portfolio Voltage Master Trust
0.322%, 09/17/18 (144A) (b)	79,419	79,419

Asset-Backed - Home Equity—0.1%
Bayview Financial Asset Trust
0.752%, 12/25/39 (144A) (b)	291,405	277,818
EMC Mortgage Loan Trust
0.602%, 12/25/42 (144A) (b)	79,577	74,462
Home Equity Mortgage Loan Asset-Backed Trust
0.412%, 06/25/36 (b)	4,438,812	1,071,707
Morgan Stanley Mortgage Loan Trust
0.242%, 12/25/36 (b)	273,751	158,035
0.452%, 03/25/36 (b)	1,909,293	1,236,974
Option One Mortgage Loan Trust
0.732%, 06/25/33 (b)	133,441	125,562
Structured Asset Securities Corp. Mortgage Loan Trust
0.370%, 02/25/36 (144A) (b)	4,901,445	322,422

		3,266,980

Asset-Backed - Other—0.4%
ACE Securities Corp.
0.412%, 02/25/31 (b)	500,760	472,173
Amortizing Residential Collateral Trust
0.834%, 01/01/32 (b)	67,219	59,609
Countrywide Home Equity Loan Trust
0.305%, 11/15/36 (b)	63,922	54,078
0.432%, 02/15/34 (b)	337,387	294,160
0.442%, 02/15/34 (b)	185,696	166,358
Countrywide Revolving Home Equity Loan Trust
0.292%, 07/15/36 (b)	1,446,704	1,211,616
GMAC Mortgage Corp. Loan Trust
0.332%, 12/25/36 (b)	671,958	577,966
0.362%, 11/25/36 (b)	3,647,754	3,069,615
Asset-Backed Securities—(Continued)
Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
GSR Mortgage Loan Trust
0.692%, 11/25/30 (b)	3,220	$478
Ownit Mortgage Loan Trust
3.428%, 12/25/36	1,312,533	596,243
RAAC Series
0.422%, 05/25/36 (144A) (b)	1,821,526	1,610,561
SACO I Trust
0.412%, 06/25/36 (b)	982,534	1,546,602
0.452%, 04/25/36 (b)	384,226	606,061
0.672%, 06/25/36 (b)	16,303	21,755
Soundview Home Loan Trust
5.645%, 10/25/36	268,133	267,698
WMC Mortgage Loan Trust
0.783%, 07/20/29 (b)	24,370	23,162

		10,578,135

Asset-Backed - Student Loan—0.3%
NCUA Guaranteed Notes Trust 2010-A1
0.501%, 12/07/20 (b)	8,662,397	8,671,579

Total Asset-Backed Securities (Cost $28,177,040)		22,596,113

Short-Term Investment—11.0%

Mutual Fund—11.0%
State Street Navigator Securities Lending MET Portfolio (f)	306,754,729	306,754,729

Total Short-Term Investment (Cost $306,754,729)		306,754,729

Total Investments—114.1% (Cost $3,162,593,414) (g)		3,186,936,392
Other assets and liabilities (net)—(14.1)%		(393,857,768)

Net Assets—100.0%		$2,793,078,624

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	Principal only security.
(e)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $757,734,344 and the collateral received consisted of cash in the amount of $306,754,729 and non-cash collateral with a value of $469,730,859. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of June 30, 2014, the aggregate cost of investments was $3,162,593,414. The aggregate unrealized appreciation and depreciation of investments were $58,738,953 and $(34,395,975), respectively, resulting in net unrealized appreciation of $24,342,978.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $94,686,222, which is 3.4% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond Futures	09/19/14	11	USD	1,625,973	$23,339

Futures Contracts—Short
U.S. Treasury Long Bond Futures	09/19/14	(850)	USD	(116,026,652)	(582,723)
U.S. Treasury Note 5 Year Futures	09/30/14	(207)	USD	(24,644,351)	(84,063)
U.S. Treasury Note 10 Year Futures	09/19/14	(21)	USD	(2,627,401)	(1,209)

Net Unrealized Depreciation					$(644,656)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,254,770,427	$—	$2,254,770,427
Total Corporate Bonds & Notes*	—	273,476,591	—	273,476,591
Total Foreign Government*	—	213,463,928	—	213,463,928
Total Mortgage-Backed Securities*	—	115,874,604	—	115,874,604
Total Asset-Backed Securities*	—	22,596,113	—	22,596,113
Total Short-Term Investment*	306,754,729	—	—	306,754,729
Total Investments	$306,754,729	$2,880,181,663	$—	$3,186,936,392

Collateral for securities loaned (Liability)	$—	$(306,754,729)	$—	$(306,754,729)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$23,339	$—	$—	$23,339
Futures Contracts (Unrealized Depreciation)	(667,995)	—	—	(667,995)
Total Futures Contracts	$(644,656)	$—	$—	$(644,656)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Transfers out of Level 3	Balance as of June 30, 2014	Change in Unrealized Appreciation/ (Depreciation) from investments still held at June 30, 2014
U.S. Treasury & Government Agencies
Federal Agencies	$10,000,000	$—	$(10,000,000)	$—	$—

U.S. Treasury & Government Agency securities in the amount of $10,000,000 were transferred out of Level 3 due to the initiation of a vendor or broker providing quotations based on market activity which has been determined to be a significant observable input.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$3,186,936,392
Cash	10,657,539
Cash collateral	2,045,908
Receivable for:
TBA securities sold	22,574,453
Fund shares sold	618,690
Interest	10,410,497
Other assets	189,700

Total Assets	3,233,433,179
Liabilities
Collateral for securities loaned	306,754,729
Payables for:
Investments purchased	1,627,324
TBA securities purchased	129,897,828
Fund shares redeemed	468,812
Variation margin on futures contracts	248,039
Accrued expenses:
Management fees	1,038,569
Distribution and service fees	110,068
Deferred trustees’ fees	55,256
Other expenses	153,930

Total Liabilities	440,354,555

Net Assets	$2,793,078,624

Net assets consist of:
Paid in surplus	$2,797,872,664
Undistributed net investment income	17,520,430
Accumulated net realized loss	(46,202,492)
Unrealized appreciation on investments and futures contracts	23,888,022

Net Assets	$2,793,078,624

Net Assets
Class A	$2,242,939,556
Class B	514,165,348
Class E	35,973,720
Capital Shares Outstanding*
Class A	186,456,237
Class B	42,913,627
Class E	2,999,875
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.03
Class B	11.98
Class E	11.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,162,593,414.
(b)	Includes securities loaned at value of $757,734,344.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$24,563,186
Securities lending income	305,999

Total investment income	24,869,185
Expenses
Management fees	6,297,158
Administration fees	31,009
Custodian and accounting fees	119,852
Distribution and service fees—Class B	643,305
Distribution and service fees—Class E	27,471
Audit and tax services	28,644
Legal	13,558
Trustees’ fees and expenses	17,866
Shareholder reporting	73,295
Insurance	8,993
Miscellaneous	6,452

Total expenses	7,267,603
Less management fee waiver	(194,470)

Net expenses	7,073,133

Net Investment Income	17,796,052

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,832,791
Futures contracts	(8,523,163)

Net realized loss	(1,690,372)

Net change in unrealized appreciation (depreciation) on:
Investments	44,453,505
Futures contracts	(4,914,031)

Net change in unrealized appreciation	39,539,474

Net realized and unrealized gain	37,849,102

Net Increase in Net Assets From Operations	$55,645,154

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,796,052	$26,326,640
Net realized loss	(1,690,372)	(2,829,117)
Net change in unrealized appreciation (depreciation)	39,539,474	(42,802,921)

Increase (decrease) in net assets from operations	55,645,154	(19,305,398)

From Distributions to Shareholders
Net investment income
Class A	(40,733,256)	(43,315,200)
Class B	(8,613,714)	(10,582,515)
Class E	(649,143)	(813,173)

Total distributions	(49,996,113)	(54,710,888)

Increase in net assets from capital share transactions	129,840,885	104,703,093

Total increase in net assets	135,489,926	30,686,807

Net Assets
Beginning of period	2,657,588,698	2,626,901,891

End of period	$2,793,078,624	$2,657,588,698

Undistributed net investment income
End of period	$17,520,430	$49,720,491

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	13,522,347	$161,699,269	17,350,300	$209,912,604
Reinvestments	3,414,355	40,733,256	3,562,105	43,315,200
Redemptions	(4,851,520)	(58,411,227)	(9,856,222)	(119,217,102)

Net increase	12,085,182	$144,021,298	11,056,183	$134,010,702

Class B
Sales	1,820,288	$21,842,315	5,800,933	$70,153,449
Reinvestments	724,450	8,613,714	873,145	10,582,515
Redemptions	(3,552,833)	(42,657,991)	(8,730,200)	(105,248,059)

Net decrease	(1,008,095)	$(12,201,962)	(2,056,122)	$(24,512,095)

Class E
Sales	53,460	$640,611	302,766	$3,653,423
Reinvestments	54,550	649,143	67,038	813,173
Redemptions	(272,178)	(3,268,205)	(765,493)	(9,262,110)

Net decrease	(164,168)	$(1,978,451)	(395,689)	$(4,795,514)

Increase derived from capital shares transactions		$129,840,885		$104,703,093

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.01		$12.36	$12.21	$12.17	$11.86	$11.92

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.13	0.13	0.18	0.17	0.36
Net realized and unrealized gain (loss) on investments	0.17		(0.22)	0.28	0.46	0.51	0.13

Total from investment operations	0.25		(0.09)	0.41	0.64	0.68	0.49

Less Distributions
Distributions from net investment income	(0.23)		(0.26)	(0.26)	(0.18)	(0.33)	(0.55)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.42)	(0.04)	0.00

Total distributions	(0.23)		(0.26)	(0.26)	(0.60)	(0.37)	(0.55)

Net Asset Value, End of Period	$12.03		$12.01	$12.36	$12.21	$12.17	$11.86

Total Return (%) (b)	2.13	(c)	(0.74)	3.37	5.51	5.81	4.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	(d)	0.49	0.50	0.49	0.50	0.52
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.48	0.49	0.49	0.52
Ratio of net investment income to average net assets (%)	1.37	(d)	1.05	1.03	1.51	1.36	3.04
Portfolio turnover rate (%)	114	(c)(f)	317 (f)	340 (f)	549	551	262
Net assets, end of period (in millions)	$2,242.9		$2,094.9	$2,017.9	$1,904.6	$1,830.2	$1,259.0

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.95		$12.29	$12.15	$12.11	$11.81	$11.87

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.10	0.10	0.15	0.13	0.32
Net realized and unrealized gain (loss) on investments	0.16		(0.21)	0.27	0.46	0.51	0.14

Total from investment operations	0.23		(0.11)	0.37	0.61	0.64	0.46

Less Distributions
Distributions from net investment income	(0.20)		(0.23)	(0.23)	(0.15)	(0.30)	(0.52)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.42)	(0.04)	0.00

Total distributions	(0.20)		(0.23)	(0.23)	(0.57)	(0.34)	(0.52)

Net Asset Value, End of Period	$11.98		$11.95	$12.29	$12.15	$12.11	$11.81

Total Return (%) (b)	1.95	(c)	(0.91)	3.05	5.27	5.49	4.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.74	0.75	0.74	0.75	0.77
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.73	0.74	0.74	0.77
Ratio of net investment income to average net assets (%)	1.12	(d)	0.80	0.78	1.26	1.12	2.79
Portfolio turnover rate (%)	114	(c)(f)	317 (f)	340 (f)	549	551	262
Net assets, end of period (in millions)	$514.2		$524.9	$565.2	$538.2	$466.5	$356.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.97		$12.31	$12.16	$12.13	$11.82	$11.88

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.11	0.11	0.16	0.15	0.34
Net realized and unrealized gain (loss) on investments	0.16		(0.21)	0.28	0.46	0.51	0.14

Total from investment operations	0.23		(0.10)	0.39	0.62	0.66	0.48

Less Distributions
Distributions from net investment income	(0.21)		(0.24)	(0.24)	(0.17)	(0.31)	(0.54)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.42)	(0.04)	0.00

Total distributions	(0.21)		(0.24)	(0.24)	(0.59)	(0.35)	(0.54)

Net Asset Value, End of Period	$11.99		$11.97	$12.31	$12.16	$12.13	$11.82

Total Return (%) (b)	1.97	(c)	(0.75)	3.15	5.28	5.67	4.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(d)	0.64	0.65	0.64	0.65	0.67
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63	0.63	0.64	0.64	0.67
Ratio of net investment income to average net assets (%)	1.22	(d)	0.90	0.88	1.35	1.20	2.94
Portfolio turnover rate (%)	114	(c)(f)	317 (f)	340 (f)	549	551	262
Net assets, end of period (in millions)	$36.0		$37.9	$43.8	$48.7	$57.6	$64.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 31%, 137% and 164% for the six months ended June 30, 2014 and the years ended December 31, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-17

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, and Treasury Inflation Protected Security (TIPS) deflation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MSF-18

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)—(Continued)

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not

MSF-19

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)—(Continued)

correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*(a)	$23,339	Unrealized depreciation on futures contracts*(a)	$667,995

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(8,523,163)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(4,914,031)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$38,700,000
Futures contracts short	(181,266,667)

‡	Averages are based on activity levels during the period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

MSF-20

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,116,782,869	$108,762,517	$3,264,391,951	$29,035,567

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2014 were as follows:

Purchases	Sales
$2,202,120,712	$2,510,286,844

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$6,297,158	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-21

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the six months ended June 30, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$54,710,888	$52,008,509	$—	$—	$54,710,888	$52,008,509

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$49,815,865	$—	$(37,773,361)	$—	$(22,435,160)	$(10,392,656)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MSF-22

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had post-enactment short-term accumulated capital losses in the amount of $13,099,133 and post-enactment long-term accumulated capital losses in the amount of $9,336,027.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-23

Metropolitan Series Fund

WMC Balanced Portfolio

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the WMC Balanced Portfolio returned 6.14%, 6.00%, and 6.09%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 7.14% and 3.93%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 5.90%.

BlackRock Advisors, LLC was the Portfolio’s subadviser until February 2, 2014. The following portion of the commentary covers the period from January 1 through February 2, 2014. During that period, the Portfolio’s benchmark was the Russell 1000 Index3.

MARKET ENVIRONMENT / CONDITIONS

During the period of January 1 to February 2, 2014, the Russell 1000 Index experienced declines in all sectors but two: Utilities and Health Care. The sectors within the Index that turned in the weakest performance over the period were Energy, Consumer Discretionary, and Consumer Staples. In fixed income markets, yields declined over the month of January.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As of January 31, 2014, the Portfolio invested 62.13% of its assets in equities and 36.87% in bonds.

In January, the equity portion of the Portfolio benefited from stock selection in several areas, with notable strength in the media segment of the Consumer Discretionary sector and the paper products industry within the Materials sector. In the Industrials sector, stock selection and an overweight to airlines was a strong contributor. The Portfolio’s overweight in the Health Care sector was also beneficial, as the sector was one of just two to post gains in the month. While the outperformance of the typically defensive Health Care sector in a down market month was not a surprise, the Consumer Staples sector’s underperformance was atypical. Thus, our underweight to Consumer Staples was additive. Positioning points that detracted were the Portfolio’s underweight to Utilities stocks and real estate investment trusts (“REITs”), as these segments posted gains for the period.

The fixed income portion of the Portfolio maintained a neutral duration bias relative to its benchmark, the Barclays U.S. Aggregate Bond Index, through most of January. During the month, the fixed income portion of the Portfolio was overweight relative to the benchmark in non-government spread sectors and underweight in government-owned/government-related sectors.

The most significant contributor to performance during the period was the Portfolio’s duration/yield curve positioning. The Portfolio also continued to see positive contributions from security selection and sector allocation within the securitized space (commercial mortgage-backed securities [“CMBS”], asset-backed securities [“ABS”], agency and non-agency residential MBS). Marginally adding to performance throughout the month was an allocation to Treasury inflation-protected securities (“TIPS”).

The most significant detractor from performance in January was the Portfolio’s allocation to agency MBS, particularly 30-year pass-through securities, while its allocation to investment grade credit also detracted. Rounding out negative contributors was the Portfolio’s allocation to non-U.S. sovereign bonds.

As of January 31, 2014, the fixed income portion of the Portfolio was overweight relative to the benchmark index in CMBS and ABS, with non-benchmark allocations to high yield bonds, non-agency residential MBS and TIPS. The fixed income portion of the Portfolio was underweight in investment grade credit, agency MBS, agency debentures and U.S. Treasuries. The fixed income portion of the Portfolio held a neutral duration versus the benchmark.

Peter Stournaras

Rick Rieder

Bob Miller

Philip Green

Portfolio Managers

BlackRock Advisors, LLC

Wellington Management Company, LLP became subadviser to the Portfolio on February 3, 2014. The following portion of the commentary covers the period from February 3 through June 30, 2014. Effective February 3, 2014, the S&P 500 Index replaced the Russell 1000 Index as the primary benchmark of the Portfolio, and the Russell 1000 Index became the secondary benchmark. The S&P 500 Index also replaced the Russell 1000 Index in the Blended Index.

MARKET ENVIRONMENT / CONDITIONS

Equities rebounded from January’s pullback and re-entered positive territory for the year. Further evidence of a eurozone economic recovery and improved sentiment regarding China, led by better-than-expected trade data, helped turn the tide. In the U.S., despite a myriad of adverse weather-influenced economic data, the S&P 500 Index rebounded in February. Despite a defensive, risk-off feel to the month of March, equities delivered a modest gain. Momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the 5-year-old bull market. Overall, the second quarter marked the eighth consecutive quarter in which equities rallied. Robust merger and acquisition activity, along with accommodative monetary policy from central banks around the globe aided bullish sentiment.

Fixed income markets rallied as expectations of prolonged accommodative monetary policy by major central banks and an improving, albeit below trend, macro environment, suppressed volatility. Persistent geopolitical risks—tensions between Ukraine and Russia and violence in Iraq—and Chinese slowdown concerns raised questions about the global growth rate, keeping a lid on risk appetites overall. Meanwhile, the divergence in central bank monetary policy

MSF-1

Metropolitan Series Fund

WMC Balanced Portfolio

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*—(Continued)

continued to grow. The European Central Bank unveiled a set of unconventional monetary policy measures to fight disinflationary forces and rekindle growth in the Eurozone. The Bank of Japan also maintained its easy money policy framework. On the other hand, the Bank of England signaled a possible rate hike before year-end and the U.S. Federal Reserve (“the Fed”) hinted at a slightly faster pace of rate hikes starting next year but a lower end point. The Fed continued to unwind the asset-purchase program, tapering by $10 billion per meeting during the quarter as expected. In June, the Federal Open Market Committee modestly increased their projections for short-term interest rates in 2015 and 2016, signifying its confidence that the U.S. economic recovery was on track. At the same time, however, central bank officials slightly lowered their long-term outlook for rates due to a decline in longer term growth projections. U.S. economic data released during the quarter pointed to a reacceleration in growth following the winter slowdown. First quarter Gross Domestic Product (“GDP”) contracted by 2.9%—the economy’s worst performance in five years, but subsequent releases implied a more encouraging GDP number in the second quarter. Housing started to regain some lost ground after a weak start to the year; home sales and housing starts picked back up while home prices continued to rise, but at a slower pace. The labor market showed further improvement with strong payroll gains and a drop in the unemployment rate.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the period from February 3 through June 30, 2014, the Portfolio underperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Barclays U.S. Aggregate Index, for the period. Underperformance within the Portfolio’s equities more than offset outperformance by the fixed income holdings.

The equity portion of the Portfolio modestly trailed its benchmark, the S&P 500 Index, for the partial period. Stock selection within the Information Technology, Consumer Discretionary, and Industrials sectors detracted from relative results. This was partially offset by stronger selection within Consumer Staples, Health Care, and Materials. The latter half of March was challenging as many stocks the Portfolio held in Information Technology and Consumer Discretionary, particularly those with greater exposure to internet retail, software, and services, sold off during a broad market correction.

Pandora Media, Santander Consumer USA, and Facebook were among the stocks that detracted most during the period. Forest Labs, a position that was eliminated during the period following an acquisition by Actavis, Covidien, and Pioneer Natural Resources, were among the strongest contributors to relative results. Not owning Bank of America, a benchmark constituent that declined during the period, also contributed to benchmark relative performance.

The fixed income Portfolio outperformed its benchmark, the Barclay’s U.S. Aggregate Index, for the partial period. Non-government sectors (also referred to as “spread sectors”) positioning, as well as an allocation to TIPS, drove outperformance. An allocation to CMBS and allocation to non-Agency MBS contributed to outperformance. Within Investment Grade Credit, an overweight to and security selection within Financials benefitted relative performance. We continued to favor U.S. financials, particularly large money center banks, based on strong credit fundamentals and attractive valuations. The Portfolio maintained an allocation to TIPS throughout the period on the belief that inflation expectations were too low. TIPS positioning added to performance as inflation expectations rose during the period. Out of benchmark allocations to Asset Backed Securities and Bank Loans also contributed to performance. Non-dollar positioning, namely an allocation to Japanese inflation-linked bonds, aided relative performance. Duration and yield curve positioning detracted modestly.

During the period, the Portfolio used Treasury futures and swaps to manage duration and yield curve positioning, currency forward contracts, futures, and options to implement non-U.S. rate and currency positions, and credit default swaps to manage credit exposure.

The equity portion of the Portfolio is generally industry-neutral. However, at the stock-level the Portfolio had larger positions in names within the Retailing, Food & Beverage, and Insurance Brokerage industries, and less exposure to names in the Diversified Telecommunication Services, Diversified Financials, and Integrated Oil & Gas industries as of the end of the period.

As of the end of the reporting period, the fixed income portion of the Portfolio was positioned with a moderately procyclical risk posture and short duration bias. The Portfolio was underweight credit, but

MSF-2

Metropolitan Series Fund

WMC Balanced Portfolio

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*—(Continued)

continues to favor Financials issuers, and was underweight agency MBS Pass-throughs. The Portfolio was overweight CMBS, and continued to own allocations to the TIPS, non-Agency MBS, high quality ABS, Collaterized Loan Obligations, High Yield, Bank Loans, and Emerging Market Debt sectors, as of the end of the reporting period.

Cheryl M. Duckworth

Mark D. Mandel

Joseph F. Marvan

Lucius T. Hill III

Campe Goodman

Portfolio Managers

Wellington Management Company, LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund

WMC Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE RUSSELL 1000 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
WMC Balanced Portfolio
Class A	6.14	19.75	13.53	6.37
Class B	6.00	19.41	13.23	6.11
Class E	6.09	19.54	13.36	6.21
S&P 500 Index	7.14	24.61	18.83	7.78
Barclays U.S. Aggregate Bond Index	3.93	4.37	4.85	4.93
Russell 1000 Index	7.27	25.35	19.25	8.19

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Equity Holdings

% of Net Assets
Apple, Inc.	2.5
Wells Fargo & Co.	1.6
Citigroup, Inc.	1.4
Mondelez International, Inc.	1.0
Altria Group, Inc.	1.0

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	8.1
Freddie Mac 30 Yr. Gold Pool	2.1
Ginnie Mae I 30 Yr. Pool	1.7
Ginnie Mae II 30 Yr. Pool	1.7
U.S. Treasury Bonds	1.2

Top Equity Sectors

% of Net Assets
Financials	10.7
Information Technology	9.4
Health Care	8.5
Consumer Discretionary	7.9
Consumer Staples	6.7

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	18.7
Corporate Bonds & Notes	10.5
Mortgage-Backed Securities	8.1
Asset-Backed Securities	5.2
Floating Rate Loans	2.4

MSF-4

Metropolitan Series Fund

WMC Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.49%	$1,000.00	$1,061.40	$2.50
	Hypothetical*	0.49%	$1,000.00	$1,022.37	$2.46

Class B(a)	Actual	0.74%	$1,000.00	$1,060.00	$3.78
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class E(a)	Actual	0.64%	$1,000.00	$1,060.90	$3.27
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-5

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Common Stocks—60.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Boeing Co. (The)	34,840	$4,432,693
Honeywell International, Inc.	93,175	8,660,616
Lockheed Martin Corp.	28,430	4,569,554
Northrop Grumman Corp.	25,885	3,096,623
Raytheon Co.	38,430	3,545,168
United Technologies Corp.	70,725	8,165,201

		32,469,855

Air Freight & Logistics—0.2%
FedEx Corp.	15,470	2,341,849
UTi Worldwide, Inc.	27,600	285,384

		2,627,233

Airlines—0.2%
American Airlines Group, Inc. (a)	54,080	2,323,277
Delta Air Lines, Inc.	23,530	911,081

		3,234,358

Automobiles—0.3%
Harley-Davidson, Inc.	66,250	4,627,562

Banks—3.9%
Citigroup, Inc.	406,225	19,133,197
PNC Financial Services Group, Inc. (The)	137,270	12,223,894
Wells Fargo & Co.	410,600	21,581,136
Zions Bancorporation	40,300	1,187,641

		54,125,868

Beverages—1.6%
Anheuser-Busch InBev NV (ADR)	92,230	10,600,916
Diageo plc (ADR)	54,030	6,876,398
Monster Beverage Corp. (a)	55,700	3,956,371

		21,433,685

Biotechnology—1.3%
Alkermes plc (a)	75,465	3,798,153
Alnylam Pharmaceuticals, Inc. (a) (b)	6,290	397,339
Arena Pharmaceuticals, Inc. (a) (b)	130,295	763,529
Auspex Pharmaceuticals, Inc. (a) (b)	5,920	131,838
BioCryst Pharmaceuticals, Inc. (a) (b)	54,180	690,795
Exelixis, Inc. (a) (b)	77,910	264,115
Genocea Biosciences, Inc. (a) (b)	15,020	281,625
Gilead Sciences, Inc. (a)	36,250	3,005,487
GlycoMimetics, Inc. (a) (b)	52,783	444,961
Incyte Corp., Ltd. (a)	3,730	210,521
Ironwood Pharmaceuticals, Inc. (a) (b)	74,300	1,139,019
Karyopharm Therapeutics, Inc. (a) (b)	7,750	360,763
Kite Pharma, Inc. (a) (b)	8,500	245,820
Novavax, Inc. (a) (b)	56,510	261,076
NPS Pharmaceuticals, Inc. (a) (b)	14,950	494,097
PTC Therapeutics, Inc. (a)	12,220	319,431
Puma Biotechnology, Inc. (a) (b)	3,380	223,080
Regeneron Pharmaceuticals, Inc. (a)	14,700	4,152,309
Seattle Genetics, Inc. (a) (b)	5,340	204,255
TESARO, Inc. (a) (b)	11,560	359,632

Biotechnology—(Continued)
Trevena, Inc. (a) (b)	45,260	$255,719
Ultragenyx Pharmaceutical, Inc. (a) (b)	2,840	127,488
Versartis, Inc. (a) (b)	4,100	114,964

		18,246,016

Capital Markets—1.1%
Ameriprise Financial, Inc.	46,500	5,580,000
Artisan Partners Asset Management, Inc. - Class A	5,900	334,412
BlackRock, Inc.	9,740	3,112,904
LPL Financial Holdings, Inc.	20,620	1,025,639
Moelis & Co. (a) (b)	10,629	357,241
Northern Trust Corp.	26,520	1,702,849
TD Ameritrade Holding Corp. (b)	38,350	1,202,272
Virtus Investment Partners, Inc. (a)	3,920	830,060
WisdomTree Investments, Inc. (a) (b)	89,000	1,100,040

		15,245,417

Chemicals—1.1%
Cabot Corp.	41,000	2,377,590
Celanese Corp. - Series A	45,600	2,931,168
Dow Chemical Co. (The)	65,900	3,391,214
LyondellBasell Industries NV - Class A	24,600	2,402,190
Sherwin-Williams Co. (The)	20,270	4,194,066

		15,296,228

Communications Equipment—0.6%
Juniper Networks, Inc. (a)	99,950	2,452,773
QUALCOMM, Inc.	81,660	6,467,472

		8,920,245

Construction & Engineering—0.1%
KBR, Inc.	46,200	1,101,870

Consumer Finance—0.4%
Santander Consumer USA Holdings, Inc.	269,720	5,243,357

Containers & Packaging—0.6%
Ball Corp.	94,640	5,932,035
Owens-Illinois, Inc. (a)	57,100	1,977,944

		7,909,979

Diversified Financial Services—0.1%
Intercontinental Exchange, Inc.	4,995	943,555
MSCI, Inc. (a)	22,080	1,012,368

		1,955,923

Electric Utilities—2.3%
Duke Energy Corp.	93,320	6,923,411
Edison International	50,630	2,942,109
Exelon Corp.	26,560	968,909
ITC Holdings Corp. (b)	32,450	1,183,776
NextEra Energy, Inc.	71,950	7,373,436
Northeast Utilities	37,150	1,756,080
NRG Yield, Inc. - Class A (b)	21,900	1,139,895

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
OGE Energy Corp.	36,060	$1,409,225
Southern Co. (The)	164,630	7,470,909

		31,167,750

Electrical Equipment—0.3%
Eaton Corp. plc	63,090	4,869,286

Energy Equipment & Services—0.6%
Baker Hughes, Inc.	10,000	744,500
Halliburton Co.	25,560	1,815,016
Nabors Industries, Ltd.	39,630	1,163,933
Oil States International, Inc. (a)	8,950	573,605
Patterson-UTI Energy, Inc.	43,960	1,535,962
Superior Energy Services, Inc.	76,500	2,764,710

		8,597,726

Food & Staples Retailing—1.1%
CVS Caremark Corp.	87,840	6,620,501
Sprouts Farmers Market, Inc. (a) (b)	74,320	2,431,750
Walgreen Co.	82,250	6,097,193

		15,149,444

Food Products—1.5%
Ingredion, Inc.	22,595	1,695,529
Kraft Foods Group, Inc.	44,810	2,686,359
Mondelez International, Inc. - Class A	350,890	13,196,973
Post Holdings, Inc. (a) (b)	21,400	1,089,474
SunOpta, Inc. (a) (b)	115,020	1,619,482

		20,287,817

Health Care Equipment & Supplies—2.3%
Abbott Laboratories	40,850	1,670,765
Covidien plc	125,000	11,272,500
Medtronic, Inc.	143,220	9,131,707
St. Jude Medical, Inc.	85,680	5,933,340
Stryker Corp.	45,100	3,802,832

		31,811,144

Health Care Providers & Services—1.9%
Aetna, Inc.	74,410	6,033,163
Cardinal Health, Inc.	38,200	2,618,992
Cigna Corp.	37,843	3,480,421
HCA Holdings, Inc. (a)	97,700	5,508,326
McKesson Corp.	29,130	5,424,297
UnitedHealth Group, Inc.	32,588	2,664,069

		25,729,268

Hotels, Restaurants & Leisure—0.6%
Hilton Worldwide Holdings, Inc. (a)	90,730	2,114,009
Las Vegas Sands Corp.	17,350	1,322,417
Norwegian Cruise Line Holdings, Ltd. (a)	32,250	1,022,325
Wyndham Worldwide Corp.	48,630	3,682,264

		8,141,015

Household Products—0.3%
Colgate-Palmolive Co.	55,890	3,810,580
Energizer Holdings, Inc.	200	24,406

		3,834,986

Independent Power and Renewable Electricity Producers—0.4%
Abengoa Yield plc (a)	3,185	120,457
Calpine Corp. (a)	105,330	2,507,907
NRG Energy, Inc.	54,460	2,025,912
Pattern Energy Group, Inc.	29,000	960,190

		5,614,466

Industrial Conglomerates—0.5%
Danaher Corp.	87,620	6,898,323

Insurance—3.4%
Aflac, Inc.	58,350	3,632,288
Allstate Corp. (The)	81,290	4,773,349
American International Group, Inc.	176,680	9,643,194
Aon plc	32,900	2,963,961
Hartford Financial Services Group, Inc. (The)	141,336	5,061,242
Marsh & McLennan Cos., Inc.	109,270	5,662,371
Principal Financial Group, Inc.	88,190	4,451,831
Prudential Financial, Inc.	57,000	5,059,890
XL Group plc	158,050	5,172,977

		46,421,103

Internet & Catalog Retail—1.5%
Amazon.com, Inc. (a)	24,410	7,927,880
Netflix, Inc. (a)	3,680	1,621,408
Priceline Group, Inc. (The) (a)	8,760	10,538,280

		20,087,568

Internet Software & Services—2.0%
Akamai Technologies, Inc. (a)	42,639	2,603,537
Envestnet, Inc. (a)	20,400	997,968
Facebook, Inc. - Class A (a)	58,090	3,908,876
Google, Inc. - Class A (a)	11,880	6,945,880
Google, Inc. - Class C (a)	21,160	12,172,925
Pandora Media, Inc. (a) (b)	18,840	555,780

		27,184,966

IT Services—2.2%
Accenture plc - Class A	62,902	5,084,998
Automatic Data Processing, Inc.	67,690	5,366,463
Cognizant Technology Solutions Corp. - Class A (a)	79,706	3,898,421
EVERTEC, Inc.	49,080	1,189,699
Global Payments, Inc. (b)	22,280	1,623,098
Heartland Payment Systems, Inc. (b)	47,530	1,958,711
Visa, Inc. - Class A	34,936	7,361,365
WEX, Inc. (a) (b)	31,990	3,357,990

		29,840,745

Leisure Products—0.1%
Arctic Cat, Inc. (b)	23,345	920,260

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	37,600	$2,159,744

Machinery—1.2%
Dover Corp.	41,580	3,781,701
Illinois Tool Works, Inc.	73,020	6,393,631
Luxfer Holdings plc (ADR)	82,500	1,563,375
Pentair plc	70,160	5,059,939

		16,798,646

Media—2.3%
Charter Communications, Inc. - Class A (a)	22,700	3,595,226
Comcast Corp. - Class A	138,160	7,416,429
DIRECTV (a)	113,360	9,636,734
DreamWorks Animation SKG, Inc. - Class A (a) (b)	47,050	1,094,383
Interpublic Group of Cos., Inc. (The)	91,250	1,780,287
Markit, Ltd. (a)	33,500	903,830
Time Warner, Inc.	11,985	841,946
Walt Disney Co. (The)	75,515	6,474,656

		31,743,491

Metals & Mining—0.2%
Allegheny Technologies, Inc.	19,900	897,490
Carpenter Technology Corp.	24,500	1,549,625
Nucor Corp.	6,995	344,504
Universal Stainless & Alloy Products, Inc. (a) (b)	4,670	151,681

		2,943,300

Multi-Utilities—0.3%
Ameren Corp.	48,820	1,995,762
PG&E Corp.	53,700	2,578,674

		4,574,436

Multiline Retail—0.4%
Dollar Tree, Inc. (a)	101,755	5,541,577

Oil, Gas & Consumable Fuels—4.8%
Alon USA Energy, Inc. (b)	231,400	2,878,616
Anadarko Petroleum Corp.	61,084	6,686,866
Cabot Oil & Gas Corp.	119,590	4,082,803
Chevron Corp.	45,315	5,915,873
Cobalt International Energy, Inc. (a)	578,765	10,620,338
Concho Resources, Inc. (a)	7,000	1,011,500
CONSOL Energy, Inc.	43,300	1,994,831
Enbridge, Inc.	143,620	6,817,641
Exxon Mobil Corp.	124,180	12,502,442
Gulfport Energy Corp. (a)	31,885	2,002,378
HollyFrontier Corp. (b)	28,703	1,254,034
Laredo Petroleum, Inc. (a) (b)	42,020	1,301,780
Pioneer Natural Resources Co.	24,300	5,584,383
Spectra Energy Corp.	27,780	1,180,094
Williams Cos., Inc. (The)	40,495	2,357,214

		66,190,793

Paper & Forest Products—0.5%
Boise Cascade Co. (a)	71,981	2,061,536
International Paper Co.	85,900	4,335,373

		6,396,909

Personal Products—0.2%
Coty, Inc. - Class A (b)	123,360	2,113,157
Nu Skin Enterprises, Inc. - Class A	19,130	1,414,855

		3,528,012

Pharmaceuticals—2.8%
Achaogen, Inc. (a)	21,700	302,932
Actavis plc (a) (b)	21,940	4,893,717
Aerie Pharmaceuticals, Inc. (a) (b)	11,430	283,121
Bristol-Myers Squibb Co.	176,300	8,552,313
Eli Lilly & Co.	69,510	4,321,437
Johnson & Johnson	79,170	8,282,765
Merck & Co., Inc.	158,740	9,183,109
Relypsa, Inc. (a) (b)	17,835	433,747
Tetraphase Pharmaceuticals, Inc. (a) (b)	19,710	265,888
Zoetis, Inc.	62,350	2,012,035

		38,531,064

Professional Services—0.7%
Equifax, Inc.	42,501	3,083,023
Manpowergroup, Inc.	25,910	2,198,464
Nielsen Holdings NV	55,350	2,679,493
Robert Half International, Inc.	10,560	504,134
TriNet Group, Inc. (a)	53,070	1,277,395

		9,742,509

Real Estate Investment Trusts—1.7%
American Tower Corp.	64,482	5,802,090
AvalonBay Communities, Inc.	32,130	4,568,565
Public Storage	10,994	1,883,822
Simon Property Group, Inc.	31,882	5,301,339
SL Green Realty Corp. (REIT)	19,880	2,175,071
Weyerhaeuser Co. (b)	124,550	4,121,359

		23,852,246

Road & Rail—0.2%
Genesee & Wyoming, Inc. - Class A (a)	6,570	689,850
J.B. Hunt Transport Services, Inc.	10,740	792,397
Kansas City Southern	11,430	1,228,840
Swift Transportation Co. (a) (b)	18,570	468,521

		3,179,608

Semiconductors & Semiconductor Equipment—1.1%
Applied Materials, Inc.	110,980	2,502,599
First Solar, Inc. (a) (b)	4,640	329,718
Freescale Semiconductor, Ltd. (a) (b)	334,358	7,857,413
Intel Corp.	68,880	2,128,392
Lam Research Corp.	15,870	1,072,495
Maxim Integrated Products, Inc.	19,090	645,433

		14,536,050

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—0.8%
Activision Blizzard, Inc.	157,490	$3,512,027
Cadence Design Systems, Inc. (a) (b)	25,380	443,896
Microsoft Corp.	155,390	6,479,763

		10,435,686

Specialty Retail—2.2%
Advance Auto Parts, Inc.	35,180	4,746,486
AutoZone, Inc. (a)	13,100	7,024,744
Lowe’s Cos., Inc.	220,210	10,567,878
Ross Stores, Inc.	68,270	4,514,695
Signet Jewelers, Ltd.	27,185	3,006,389

		29,860,192

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	369,874	34,372,391
Western Digital Corp.	45,350	4,185,805

		38,558,196

Textiles, Apparel & Luxury Goods—0.6%
PVH Corp.	23,265	2,712,699
Ralph Lauren Corp.	30,730	4,938,004

		7,650,703

Tobacco—2.0%
Altria Group, Inc.	312,650	13,112,541
Lorillard, Inc.	114,100	6,956,677
Philip Morris International, Inc.	87,340	7,363,635

		27,432,853

Trading Companies & Distributors—0.1%
NOW, Inc. (a)	21,990	796,258

Total Common Stocks (Cost $743,666,127)		823,445,736

U.S. Treasury & Government Agencies—18.7%

Agency Sponsored Mortgage - Backed—16.0%
Fannie Mae 15 Yr. Pool
2.500%, 09/01/27	90,382	90,608
3.000%, 07/01/28	3,365,582	3,501,521
3.000%, TBA (c)	300,000	311,625
3.500%, 07/01/28	497,577	529,451
3.500%, 11/01/28	1,923,645	2,041,146
4.000%, 04/01/26	94,762	101,528
4.000%, TBA (c)	300,000	318,469
4.500%, 08/01/18	909,045	965,367
4.500%, 06/01/24	732,932	785,619
4.500%, 02/01/25	213,297	228,647
4.500%, 04/01/25	29,180	31,281
4.500%, 07/01/25	146,077	156,453
4.500%, 06/01/26	3,033,751	3,249,855
5.000%, TBA (c)	1,500,000	1,591,818

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 02/01/43	1,212,654	1,202,337
3.000%, 03/01/43	3,449,722	3,415,184
3.000%, 04/01/43	2,711,450	2,684,732
3.000%, 05/01/43	4,523,616	4,482,470
3.000%, 06/01/43	456,304	452,769
3.000%, TBA (c)	2,000,000	1,975,782
3.500%, 03/01/43	96,467	99,456
3.500%, 05/01/43	182,703	188,364
3.500%, 06/01/43	677,225	698,894
3.500%, 07/01/43	1,061,227	1,094,750
3.500%, 08/01/43	1,646,906	1,699,308
3.500%, TBA (c)	19,500,000	20,072,812
4.000%, TBA (c)	23,300,000	24,727,125
4.500%, 09/01/41	147,055	159,354
4.500%, 08/01/42	236,031	255,737
4.500%, 09/01/43	4,007,434	4,350,717
4.500%, 10/01/43	578,527	627,590
4.500%, 12/01/43	490,672	532,183
4.500%, 01/01/44	1,074,495	1,174,198
4.500%, TBA (c)	25,300,000	27,399,116
5.000%, 04/01/33	11,001	12,289
5.000%, 07/01/33	29,371	32,804
5.000%, 09/01/33	461,403	515,170
5.000%, 11/01/33	112,053	125,123
5.000%, 12/01/33	45,957	51,324
5.000%, 02/01/34	19,929	22,255
5.000%, 03/01/34	9,582	10,695
5.000%, 04/01/34	9,484	10,575
5.000%, 06/01/34	8,695	9,690
5.000%, 07/01/34	139,341	155,258
5.000%, 10/01/34	363,823	405,681
5.000%, 07/01/35	237,922	265,131
5.000%, 10/01/35	268,166	299,216
5.000%, 12/01/35	207,683	231,377
5.000%, 08/01/36	194,680	216,763
5.000%, 07/01/37	96,789	108,086
5.000%, 07/01/41	152,676	170,185
5.000%, 08/01/41	108,115	120,339
5.000%, TBA (c)	1,800,000	1,998,844
5.500%, 08/01/28	32,782	36,676
5.500%, 04/01/33	119,115	133,994
5.500%, 08/01/37	742,981	835,259
5.500%, 04/01/41	69,647	77,972
5.500%, TBA (c)	500,000	559,782
6.000%, 03/01/28	10,723	12,094
6.000%, 05/01/28	15,865	17,858
6.000%, 06/01/28	2,563	2,886
6.000%, 02/01/34	461,053	522,723
6.000%, 08/01/34	254,484	288,429
6.000%, 04/01/35	2,073,391	2,351,517
6.000%, 02/01/38	190,022	214,623
6.000%, 03/01/38	71,389	80,394
6.000%, 05/01/38	217,085	245,040
6.000%, 10/01/38	61,277	68,953

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 12/01/38	79,639	$89,929
6.000%, TBA (c)	1,600,000	1,802,250
6.500%, 05/01/40	1,711,791	1,930,118
Fannie Mae ARM Pool
3.000%, 03/01/41 (d)	198,876	211,681
3.144%, 03/01/41 (d)	252,346	268,321
3.177%, 12/01/40 (d)	377,172	394,845
3.340%, 06/01/41 (d)	487,098	513,604
3.495%, 09/01/41 (d)	358,535	380,007
Fannie Mae Pool
2.290%, 10/01/22	19,401	18,934
2.440%, 01/01/23	20,000	19,631
2.450%, 08/01/22	14,325	14,143
2.660%, 09/01/22	19,475	19,533
2.760%, 05/01/21	175,000	178,255
2.780%, 04/01/22	28,842	29,294
2.980%, 01/01/22	28,795	29,654
3.200%, 04/01/22	19,413	20,228
3.210%, 05/01/23	165,000	170,742
3.340%, 04/01/24	85,000	88,324
3.450%, 01/01/24	35,000	36,622
3.470%, 01/01/24	34,866	36,524
3.650%, 08/01/23	1,879,705	2,002,353
3.670%, 08/01/23	84,253	89,873
3.700%, 10/01/23	25,000	26,634
3.760%, 03/01/24	30,000	31,781
3.780%, 10/01/23	2,231,298	2,390,298
3.810%, 11/01/23	644,832	692,140
3.855%, 12/01/25	45,000	48,339
3.860%, 11/01/23	25,000	26,881
3.870%, 10/01/25	79,268	84,035
3.890%, 05/01/30	104,927	109,577
3.930%, 10/01/23	110,000	118,825
3.960%, 05/01/34	44,955	46,578
3.970%, 05/01/29	30,000	31,712
4.060%, 10/01/28	69,078	73,808
Fannie Mae-ACES
2.515%, 01/25/22 (d) (e)	1,783,478	217,674
3.329%, 10/25/23 (d)	505,000	524,599
Freddie Mac 15 Yr. Gold Pool
2.500%, 11/01/28	2,219,244	2,254,995
3.000%, 07/01/28	1,261,255	1,310,040
3.000%, TBA (c)	100,000	103,656
3.500%, TBA (c)	1,500,000	1,585,547
4.000%, TBA (c)	2,100,000	2,227,230
Freddie Mac 30 Yr. Gold Pool
3.000%, 03/01/43	564,559	557,571
3.000%, 04/01/43	3,023,757	2,986,345
3.000%, 08/01/43	1,349,170	1,332,469
3.500%, 04/01/42	382,094	394,058
3.500%, 08/01/42	308,753	318,491
3.500%, 09/01/42	175,725	180,962
3.500%, 11/01/42	350,602	360,845
3.500%, 04/01/43	1,111,806	1,144,937
3.500%, 12/01/43	1,073,064	1,105,038
3.500%, TBA (c)	1,600,000	1,644,626

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 01/01/44	4,279,903	4,540,221
4.500%, 09/01/43	366,164	397,554
4.500%, 11/01/43	3,877,036	4,203,880
4.500%, TBA (c)	4,400,000	4,762,044
5.000%, 09/01/39	3,079,783	3,408,241
5.000%, TBA (c)	200,000	221,375
5.500%, 07/01/33	341,637	384,007
5.500%, 04/01/39	173,763	193,687
5.500%, 06/01/41	641,905	715,506
Freddie Mac ARM Non-Gold Pool
3.041%, 02/01/41 (d)	383,436	408,201
Freddie Mac Multifamily Structured Pass-Through Certificates
1.643%, 06/25/22 (d) (e)	1,957,399	186,838
1.689%, 12/25/18 (d) (e)	3,223,208	194,624
1.877%, 03/25/22 (d) (e)	1,505,094	159,484
1.911%, 05/25/19 (d) (e)	2,521,262	186,125
2.637%, 01/25/23	1,525,000	1,517,108
Ginnie Mae (CMO)
0.997%, 02/16/53 (d) (e)	3,298,069	247,190
Ginnie Mae I 15 Yr. Pool
7.500%, 12/15/14	3,273	3,281
Ginnie Mae I 30 Yr. Pool
3.000%, TBA (c)	1,400,000	1,410,500
3.500%, TBA (c)	7,700,000	8,007,399
4.000%, 09/15/42	2,153,429	2,303,931
4.500%, 04/15/41	1,937,965	2,118,245
4.500%, 02/15/42	3,964,512	4,333,347
5.000%, 12/15/38	131,179	144,341
5.000%, 04/15/39	3,080,439	3,387,729
5.000%, 07/15/39	273,490	300,596
5.000%, 12/15/40	387,206	425,935
5.500%, 12/15/40	1,293,829	1,446,288
9.000%, 11/15/19	6,091	6,116
Ginnie Mae II 30 Yr. Pool
3.500%, 10/20/43	7,479,164	7,803,036
4.000%, 11/20/43	4,281,378	4,589,560
4.500%, TBA (c)	9,400,000	10,263,991
5.000%, 10/20/39	66,648	74,076

		220,024,283

Federal Agencies—0.1%
Federal Home Loan Bank
5.500%, 07/15/36 (b)	360,000	460,614
Tennessee Valley Authority
5.980%, 04/01/36	430,000	558,809

		1,019,423

U.S. Treasury—2.6%
U.S. Treasury Bonds
2.750%, 08/15/42 (f)	500,000	447,188
2.750%, 11/15/42 (b)	55,000	49,096
3.375%, 05/15/44	10,220,000	10,288,668
3.750%, 11/15/43 (b)	5,574,000	6,019,920

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bonds
1.375%, 02/15/44	3,127,613	$3,439,887
U.S. Treasury Inflation Indexed Notes
0.625%, 01/15/24	11,429,100	11,843,405
U.S. Treasury Notes
2.750%, 02/15/24 (b) (f)	3,815,000	3,901,730

		35,989,894

Total U.S. Treasury & Government Agencies (Cost $253,425,924)		257,033,600

Corporate Bonds & Notes—10.5%

Aerospace/Defense—0.0%
Triumph Group, Inc.
5.250%, 06/01/22 (144A)	160,000	160,400

Agriculture—0.0%
Altria Group, Inc.
4.000%, 01/31/24	275,000	282,571

Apparel—0.0%
William Carter Co. (The)
5.250%, 08/15/21 (144A)	400,000	417,000

Auto Manufacturers—0.0%
General Motors Co.
6.250%, 10/02/43 (144A)	185,000	212,288

Banks—4.0%
Bank of America Corp.
2.600%, 01/15/19	267,000	270,141
3.300%, 01/11/23	1,882,000	1,855,005
4.000%, 04/01/24	590,000	602,113
4.100%, 07/24/23	866,000	898,793
4.125%, 01/22/24	1,075,000	1,108,317
6.050%, 05/16/16	950,000	1,033,284
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
2.300%, 03/10/19 (144A)	675,000	681,602
Barclays Bank plc
6.050%, 12/04/17 (144A)	2,325,000	2,637,512
BNP Paribas S.A.
2.400%, 12/12/18 (b)	2,100,000	2,118,110
BPCE S.A.
5.150%, 07/21/24 (144A) (b)	2,150,000	2,269,766
Capital One Financial Corp.
6.150%, 09/01/16	1,575,000	1,742,997
CIT Group, Inc.
5.500%, 02/15/19 (144A)	540,000	585,225
Citigroup, Inc.
1.700%, 07/25/16	525,000	531,901
3.375%, 03/01/23	1,686,000	1,679,549
4.450%, 01/10/17	269,000	289,715
4.875%, 05/07/15	500,000	517,720
5.500%, 09/13/25	2,150,000	2,398,258
Credit Suisse
1.375%, 05/26/17	1,635,000	1,640,255

Banks—(Continued)
Credit Suisse Group AG
6.250%, 12/18/24 (144A) (b) (d)	705,000	709,406
Goldman Sachs Group, Inc. (The)
1.830%, 11/29/23 (d)	864,000	890,507
2.625%, 01/31/19	1,265,000	1,282,194
3.625%, 02/07/16	331,000	344,994
3.625%, 01/22/23	552,000	554,374
4.000%, 03/03/24	395,000	402,094
4.800%, 07/08/44	230,000	228,878
5.750%, 01/24/22	434,000	502,218
6.750%, 10/01/37	1,375,000	1,654,172
HSBC Holdings plc
4.250%, 03/14/24 (b)	845,000	869,611
5.250%, 03/14/44	280,000	299,824
JPMorgan Chase & Co.
3.200%, 01/25/23	1,107,000	1,099,113
3.250%, 09/23/22	391,000	392,785
3.375%, 05/01/23 (b)	1,600,000	1,570,430
4.750%, 03/01/15	667,000	686,180
5.625%, 08/16/43	975,000	1,102,122
6.000%, 01/15/18	725,000	830,211
6.750%, 02/01/24 (d)	388,000	417,585
LBI HF
6.100%, 08/25/11 (144A) (g)	320,000	32,800
Morgan Stanley
2.500%, 01/24/19 (b)	1,155,000	1,167,936
3.800%, 04/29/16	345,000	362,225
5.000%, 11/24/25	1,207,000	1,287,348
5.750%, 01/25/21	550,000	638,894
6.250%, 08/28/17	1,000,000	1,139,682
PNC Financial Services Group, Inc. (The)
3.900%, 04/29/24	890,000	906,906
PNC Funding Corp.
5.250%, 11/15/15	1,000,000	1,061,407
Royal Bank of Scotland Group plc
2.550%, 09/18/15	1,775,000	1,811,608
5.125%, 05/28/24	1,625,000	1,650,023
6.125%, 12/15/22	560,000	612,491
Santander U.S. Debt S.A. Unipersonal
3.724%, 01/20/15 (144A)	1,000,000	1,014,798
Societe Generale S.A.
6.000%, 01/27/20 (144A) (d)	395,000	389,075
8.250%, 11/29/18 (d)	200,000	217,580
Sumitomo Mitsui Financial Group, Inc.
4.436%, 04/02/24 (144A)	1,275,000	1,332,434
UBS AG
7.625%, 08/17/22	250,000	301,018
Wells Fargo & Co.
2.125%, 04/22/19	1,375,000	1,379,700
2.150%, 01/15/19 (b)	302,000	304,738
4.100%, 06/03/26	1,170,000	1,184,741
4.125%, 08/15/23 (b)	1,315,000	1,366,029

		54,858,394

Biotechnology—0.1%
Amgen, Inc.
5.650%, 06/15/42	236,000	269,186

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Gilead Sciences, Inc.
3.700%, 04/01/24	625,000	$641,313

		910,499

Building Materials—0.0%
Building Materials Corp. of America
6.750%, 05/01/21 (144A)	270,000	290,925

Chemicals—0.2%
CF Industries, Inc.
5.150%, 03/15/34	1,060,000	1,129,271
Monsanto Co.
2.125%, 07/15/19	765,000	766,890

		1,896,161

Coal—0.0%
Peabody Energy Corp.
6.500%, 09/15/20 (b)	360,000	362,700

Commercial Services—0.1%
ADT Corp. (The)
6.250%, 10/15/21 (b)	250,000	265,000
Deluxe Corp.
7.000%, 03/15/19	210,000	224,700
ERAC USA Finance LLC
2.350%, 10/15/19 (144A)	760,000	758,890
Sotheby’s
5.250%, 10/01/22 (144A)	290,000	282,025

		1,530,615

Computers—0.1%
Apple, Inc.
2.850%, 05/06/21	800,000	806,892
NCR Corp.
4.625%, 02/15/21	240,000	241,800

		1,048,692

Diversified Financial Services—0.6%
Discover Financial Services
3.850%, 11/21/22	768,000	781,927
Ford Motor Credit Co. LLC
4.375%, 08/06/23 (b)	233,000	248,827
General Electric Capital Corp.
2.950%, 05/09/16	750,000	781,935
5.300%, 02/11/21	1,825,000	2,075,242
6.250%, 12/15/22 (b) (d)	600,000	667,500
General Motors Financial Co., Inc.
4.750%, 08/15/17	1,215,000	1,292,456
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
3.500%, 03/15/17	115,000	116,294
4.875%, 03/15/19	155,000	159,650
6.000%, 08/01/20	185,000	198,181
International Lease Finance Corp.
5.875%, 04/01/19	810,000	891,000

Diversified Financial Services—(Continued)
Navient Corp.
5.500%, 01/15/19	520,000	552,500
7.250%, 01/25/22	290,000	320,813

		8,086,325

Electric—0.3%
Berkshire Hathaway Energy Co.
6.500%, 09/15/37	1,121,000	1,445,577
Calpine Corp.
7.500%, 02/15/21 (144A)	390,000	423,150
DPL, Inc.
7.250%, 10/15/21	350,000	385,000
Georgia Power Co.
3.000%, 04/15/16	1,051,000	1,094,315
Pacific Gas & Electric Co.
3.750%, 02/15/24	360,000	372,166
Xcel Energy, Inc.
6.500%, 07/01/36	425,000	554,992

		4,275,200

Engineering & Construction—0.0%
Odebrecht Offshore Drilling Finance, Ltd.
6.750%, 10/01/22 (144A)	5,568	5,961

Environmental Control—0.0%
Clean Harbors, Inc.
5.250%, 08/01/20	210,000	216,562

Food—0.0%
Grupo Bimbo S.A.B. de C.V.
4.875%, 06/27/44 (144A)	230,000	224,744

Healthcare-Services—0.3%
Aetna, Inc.
2.200%, 03/15/19	560,000	561,474
CHS/Community Health Systems, Inc.
5.125%, 08/01/21 (144A)	150,000	153,750
HCA, Inc.
6.500%, 02/15/20	810,000	911,250
Tenet Healthcare Corp.
6.000%, 10/01/20	460,000	499,100
WellPoint, Inc.
1.875%, 01/15/18	624,000	628,380
2.300%, 07/15/18	1,047,000	1,066,661

		3,820,615

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 12 II, Ltd.
2.000%, 11/08/17 (144A)	1,475,000	1,488,228

Home Builders—0.0%
Lennar Corp.
4.500%, 06/15/19	215,000	220,106

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Ryland Group, Inc. (The)
5.375%, 10/01/22	240,000	$238,200

		458,306

Insurance—0.5%
American International Group, Inc.
3.800%, 03/22/17	1,123,000	1,200,047
5.450%, 05/18/17	485,000	541,077
Marsh & McLennan Cos., Inc.
2.550%, 10/15/18	525,000	536,587
Massachusetts Mutual Life Insurance Co.
8.875%, 06/01/39 (144A)	325,000	517,586
Nationwide Mutual Insurance Co.
9.375%, 08/15/39 (144A)	1,275,000	1,984,364
Prudential Financial, Inc.
4.750%, 09/17/15	842,000	883,692
Teachers Insurance & Annuity Association of America
6.850%, 12/16/39 (144A)	826,000	1,101,557

		6,764,910

Internet—0.0%
Equinix, Inc.
4.875%, 04/01/20	230,000	235,750

Iron/Steel—0.1%
Glencore Funding LLC
1.700%, 05/27/16 (144A)	625,000	630,689
United States Steel Corp.
7.375%, 04/01/20 (b)	10,000	11,025

		641,714

Machinery-Diversified—0.0%
Case New Holland Industrial, Inc.
7.875%, 12/01/17	335,000	390,275

Media—0.9%
21st Century Fox America, Inc.
6.150%, 03/01/37	825,000	991,972
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, 02/15/23	10,000	10,088
5.250%, 09/30/22	10,000	10,150
5.750%, 09/01/23	60,000	62,175
Comcast Corp.
4.750%, 03/01/44	245,000	259,126
COX Communications, Inc.
8.375%, 03/01/39 (144A)	1,000,000	1,401,058
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
1.750%, 01/15/18 (b)	125,000	125,172
2.400%, 03/15/17	125,000	128,731
5.000%, 03/01/21	291,000	324,849
5.150%, 03/15/42	439,000	461,008

Media—(Continued)
DISH DBS Corp.
7.875%, 09/01/19	490,000	581,875
Gannett Co., Inc.
5.125%, 10/15/19 (144A)	550,000	569,250
NBCUniversal Media LLC
5.150%, 04/30/20	601,000	689,674
Time Warner Cable, Inc.
5.000%, 02/01/20	710,000	795,632
8.250%, 04/01/19	626,000	793,223
8.750%, 02/14/19	669,000	857,974
Time Warner, Inc.
2.100%, 06/01/19	695,000	691,463
5.875%, 11/15/16	475,000	528,912
6.500%, 11/15/36	1,325,000	1,621,396
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.500%, 01/15/23 (144A)	450,000	465,750
Viacom, Inc.
5.625%, 09/15/19	775,000	893,676

		12,263,154

Mining—0.0%
FMG Resources (August 2006) Pty, Ltd.
6.875%, 04/01/22 (144A) (b)	155,000	166,238

Oil & Gas—0.6%
Anadarko Petroleum Corp.
6.375%, 09/15/17	900,000	1,036,206
Cenovus Energy, Inc.
5.200%, 09/15/43	1,350,000	1,486,331
Cimarex Energy Co.
4.375%, 06/01/24	35,000	35,656
CNPC General Capital, Ltd.
1.450%, 04/16/16 (144A)	1,300,000	1,301,806
Denbury Resources, Inc.
5.500%, 05/01/22	115,000	117,587
Harvest Operations Corp.
6.875%, 10/01/17	210,000	227,850
Hess Corp.
1.300%, 06/15/17	540,000	540,912
Lukoil International Finance B.V.
3.416%, 04/24/18 (144A)	1,150,000	1,141,375
Nexen Energy ULC
5.875%, 03/10/35	35,000	39,453
Petrobras International Finance Co.
3.875%, 01/27/16	1,835,000	1,891,977
Tesoro Corp.
5.125%, 04/01/24 (b)	30,000	30,338

		7,849,491

Pharmaceuticals—0.0%
McKesson Corp.
3.796%, 03/15/24	270,000	276,030

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—0.5%
El Paso LLC
7.250%, 06/01/18 (b)	515,000	$586,456
Energy Transfer Equity L.P.
7.500%, 10/15/20	390,000	450,450
Energy Transfer Partners L.P.
4.150%, 10/01/20	992,000	1,048,766
4.900%, 02/01/24	525,000	563,774
6.500%, 02/01/42	975,000	1,164,458
Kinder Morgan Energy Partners L.P.
5.500%, 03/01/44	1,155,000	1,219,239
Southern Star Central Corp.
5.125%, 07/15/22 (144A)	25,000	25,188
Williams Partners L.P.
3.900%, 01/15/25	930,000	934,291
4.300%, 03/04/24	695,000	724,814

		6,717,436

Real Estate Investment Trusts—0.9%
American Tower Corp.
5.000%, 02/15/24	575,000	624,524
Brandywine Operating Partnership L.P.
3.950%, 02/15/23 (b)	875,000	880,834
Duke Realty L.P.
3.625%, 04/15/23	550,000	545,442
Health Care REIT, Inc.
4.125%, 04/01/19	1,750,000	1,882,459
4.500%, 01/15/24	500,000	526,834
Kimco Realty Corp.
3.125%, 06/01/23	1,400,000	1,346,967
Liberty Property L.P.
4.125%, 06/15/22	525,000	546,414
Prologis L.P.
3.350%, 02/01/21	2,675,000	2,714,009
Realty Income Corp.
4.650%, 08/01/23	1,025,000	1,100,492
UDR, Inc.
3.700%, 10/01/20	400,000	419,528
Ventas Realty L.P. / Ventas Capital Corp.
2.700%, 04/01/20	1,645,000	1,637,180
3.125%, 11/30/15	500,000	516,084

		12,740,767

Retail—0.1%
AutoZone, Inc.
3.700%, 04/15/22	875,000	900,468
CVS Caremark Corp.
5.300%, 12/05/43	102,000	115,307
Wal-Mart Stores, Inc.
4.300%, 04/22/44	625,000	631,254

		1,647,029

Semiconductors—0.1%
TSMC Global, Ltd.
1.625%, 04/03/18 (144A)	1,400,000	1,379,615

Software—0.1%
Activision Blizzard, Inc.
5.625%, 09/15/21 (144A)	420,000	452,550
Audatex North America, Inc.
6.000%, 06/15/21 (144A)	220,000	234,850

		687,400

Telecommunications—0.7%
AT&T, Inc.
4.800%, 06/15/44	1,075,000	1,097,423
Inmarsat Finance plc
4.875%, 05/15/22 (144A)	130,000	131,300
SoftBank Corp.
4.500%, 04/15/20 (144A)	380,000	386,175
Sprint Communications, Inc.
7.000%, 03/01/20 (144A)	540,000	621,000
T-Mobile USA, Inc.
6.464%, 04/28/19	440,000	463,100
6.731%, 04/28/22	400,000	431,500
Telefonica Emisiones S.A. Unipersonal
3.992%, 02/16/16	250,000	261,750
Verizon Communications, Inc.
3.450%, 03/15/21	365,000	377,192
3.650%, 09/14/18	1,656,000	1,771,061
5.150%, 09/15/23	403,000	450,994
6.550%, 09/15/43	2,797,000	3,519,860
Wind Acquisition Finance S.A.
7.250%, 02/15/18 (144A)	290,000	306,385

		9,817,740

Transportation—0.1%
Burlington Northern Santa Fe LLC
3.000%, 03/15/23	146,000	143,619
Ryder System, Inc.
2.550%, 06/01/19	365,000	369,489

		513,108

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
4.875%, 07/11/22 (144A)	1,425,000	1,559,336

Total Corporate Bonds & Notes (Cost $140,573,758)		144,196,179

Mortgage-Backed Securities—8.1%

Collateralized Mortgage Obligations—2.3%
Adjustable Rate Mortgage Trust
0.422%, 11/25/35 (d)	1,477,506	1,370,692
Banc of America Funding Trust
0.383%, 02/20/47 (d)	1,990,580	1,711,695
Bear Stearns Adjustable Rate Mortgage Trust
2.660%, 07/25/36 (d)	984,047	839,551

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Bear Stearns ALT-A Trust
0.632%, 02/25/36 (d)	1,422,653	$1,193,370
2.699%, 08/25/36 (d)	1,194,390	902,167
Bear Stearns Mortgage Funding Trust
0.352%, 02/25/37 (d)	1,186,420	832,091
Countrywide Alternative Loan Trust
0.422%, 01/25/36 (d)	386,845	343,619
0.472%, 11/25/35 (d)	263,805	214,238
0.602%, 10/25/36 (d)	264,646	187,266
0.952%, 12/25/35 (d)	1,385,405	1,128,590
5.500%, 11/25/35	1,749,480	1,603,248
5.750%, 05/25/36	247,192	207,675
6.000%, 12/25/36	262,339	202,982
6.000%, 05/25/37	351,767	293,996
6.500%, 09/25/37	2,980,185	2,420,224
Countrywide Home Loan Mortgage Pass-Through Trust
0.352%, 04/25/46 (d)	541,406	433,099
0.492%, 02/25/35 (d)	283,951	256,318
2.666%, 09/25/47 (d)	1,174,562	1,047,268
5.750%, 08/25/37	1,026,189	976,249
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.302%, 12/25/36 (d)	664,015	539,014
DSLA Mortgage Loan Trust
1.043%, 03/19/46 (d)	143,548	110,676
GS Mortgage Securities Trust
3.674%, 04/10/47 (144A)	235,000	157,138
4.866%, 04/10/47 (144A)	585,000	552,317
GSR Mortgage Loan Trust
0.652%, 11/25/35 (d)	1,051,172	770,161
2.657%, 01/25/36 (d)	1,293,895	1,199,319
6.000%, 07/25/37	757,649	689,731
IndyMac INDA Mortgage Loan Trust
2.621%, 12/25/36 (d)	953,342	838,760
IndyMac INDX Mortgage Loan Trust
0.552%, 07/25/46 (d)	172,370	91,618
2.653%, 10/25/35 (d)	144,689	125,236
Lehman XS Trust
0.342%, 11/25/46 (d)	1,264,084	1,038,692
0.392%, 06/25/47 (d)	1,257,981	876,528
1.002%, 09/25/47 (d)	1,234,366	1,032,957
Luminent Mortgage Trust
0.352%, 02/25/46 (d)	1,267,381	956,197
0.412%, 11/25/35 (d)	1,264,399	1,139,338
MASTR Adjustable Rate Mortgages Trust
0.392%, 05/25/37 (d)	303,112	208,647
2.126%, 09/25/33 (d)	219,953	219,894
Merrill Lynch Mortgage Investors Trust
2.512%, 07/25/35 (d)	1,302,550	1,123,602
Morgan Stanley Mortgage Loan Trust
2.646%, 05/25/36 (d)	291,946	204,846
Residential Accredit Loans, Inc. Trust
0.372%, 02/25/46 (d)	557,173	272,327
0.923%, 09/25/46 (d)	847,413	581,178
1.421%, 11/25/37 (d)	237,517	148,809

Collateralized Mortgage Obligations—(Continued)
RFMSI Trust
3.040%, 04/25/37 (d)	163,691	143,690
Structured Adjustable Rate Mortgage Loan Trust
0.452%, 09/25/34 (d)	129,266	115,443
WaMu Mortgage Pass-Through Certificates Trust
0.943%, 12/25/46 (d)	167,445	138,870
1.103%, 07/25/46 (d)	146,342	124,790
Wells Fargo Alternative Loan Trust
2.661%, 12/28/37 (d)	46,621	38,279
Wells Fargo Mortgage Backed Securities Trust
2.618%, 10/25/35 (d)	1,541,000	1,458,677
2.666%, 10/25/36 (d)	973,649	911,170

		31,972,242

Commercial Mortgage-Backed Securities—5.8%
Aventura Mall Trust
3.743%, 12/05/32 (144A)	1,595,000	1,691,681
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.347%, 11/10/42 (d)	1,417,068	1,425,031
BB-UBS Trust
3.430%, 11/05/36 (144A)	2,520,000	2,498,386
Bear Stearns Commercial Mortgage Securities Trust
4.871%, 09/11/42	153,056	158,489
5.288%, 10/12/42 (d)	840,000	868,971
5.405%, 12/11/40 (d)	1,130,000	1,175,444
5.449%, 12/11/40 (d)	170,000	179,451
5.537%, 10/12/41	652,292	708,376
5.694%, 06/11/50 (d)	430,170	478,793
CD Mortgage Trust
5.480%, 01/15/46 (d)	690,071	728,360
6.321%, 11/15/44 (d)	80,000	89,288
Citigroup / Deutsche Bank Commercial Mortgage Trust
5.322%, 12/11/49	1,645,000	1,789,665
Citigroup Commercial Mortgage Trust
3.855%, 05/10/47	940,000	980,769
4.023%, 03/10/47	1,065,000	1,126,529
4.131%, 11/10/46	1,275,000	1,363,170
5.277%, 09/10/46 (144A) (d)	150,000	147,495
6.341%, 12/10/49 (d)	765,000	857,521
COBALT CMBS Commercial Mortgage Trust
5.223%, 08/15/48	451,075	481,567
Commercial Mortgage Pass-Through Certificates
3.213%, 03/10/46	660,000	663,489
3.424%, 03/10/31 (144A)	1,305,000	1,325,500
3.961%, 03/10/47	1,300,000	1,369,440
3.977%, 05/10/47	965,000	1,017,458
4.046%, 10/10/46	1,290,000	1,371,688
4.353%, 08/10/30 (144A)	2,040,000	2,207,894
4.378%, 07/10/45 (d)	725,403	787,531
4.402%, 07/10/45 (144A) (d)	255,000	203,517
4.496%, 03/10/46 (144A) (d)	315,000	206,177
6.213%, 12/10/49 (d)	1,825,000	2,010,614

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse First Boston Mortgage Securities Corp.
4.771%, 07/15/37	420,000	$430,955
GMAC Commercial Mortgage Securities, Inc.
5.238%, 11/10/45 (d)	428,974	446,150
GRACE Mortgage Trust
3.369%, 06/10/28 (144A)	965,000	996,235
Greenwich Capital Commercial Mortgage Trust
5.736%, 12/10/49	945,000	1,050,563
GS Mortgage Securities Corp. II
2.954%, 11/05/34 (144A)	1,565,000	1,544,654
GS Mortgage Securities Corp. Trust
2.933%, 06/05/31 (144A)	940,000	972,440
3.551%, 04/10/34 (144A)	1,055,000	1,092,960
3.633%, 06/05/31 (144A)	130,000	134,588
GS Mortgage Securities Trust
1.874%, 08/10/44 (144A) (d) (e)	1,679,508	110,268
3.680%, 04/10/47	635,000	662,344
3.862%, 06/10/47	1,035,000	1,079,934
3.998%, 04/10/47	1,595,000	1,685,936
4.243%, 08/10/46	520,000	561,382
Hilton USA Trust
2.662%, 11/05/30 (144A)	1,900,000	1,924,178
JP Morgan Chase Commercial Mortgage Securities
1.652%, 02/12/51 (d)	697,089	671,736
JP Morgan Chase Commercial Mortgage Securities Corp.
4.573%, 12/15/47 (144A) (d)	245,000	212,239
JP Morgan Chase Commercial Mortgage Securities Trust
2.753%, 10/15/45 (144A) (d)	570,147	433,241
3.905%, 05/05/30 (144A)	905,000	943,248
3.997%, 04/15/47	435,000	459,439
4.166%, 12/15/46	1,195,000	1,283,266
4.199%, 01/15/47	1,280,000	1,376,367
5.399%, 05/15/45	665,078	716,317
5.420%, 01/12/43 (d)	685,000	718,416
5.624%, 12/12/44 (d)	650,000	690,662
5.716%, 02/15/51	510,017	561,612
5.892%, 02/12/49 (d)	955,000	1,053,372
6.057%, 04/15/45 (d)	735,000	790,593
6.068%, 02/12/51	526,374	581,315
LB-UBS Commercial Mortgage Trust
5.858%, 07/15/40 (d)	1,892,003	2,027,270
5.866%, 09/15/45 (d)	429,659	483,142
6.029%, 06/15/38 (d)	838,818	905,639
6.320%, 04/15/41 (d)	460,000	523,338
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700%, 09/12/49	1,630,000	1,810,775
ML-CFC Commercial Mortgage Trust
5.378%, 08/12/48	713,284	769,550
5.419%, 08/12/48	340,000	364,654

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Bank of America Merrill Lynch Trust
4.064%, 02/15/47	1,295,000	1,373,711
Morgan Stanley Capital I Trust
4.989%, 08/13/42	995,000	1,021,968
5.376%, 11/14/42 (d)	322,948	334,914
5.548%, 10/12/52 (144A) (d)	135,000	137,418
5.692%, 04/15/49 (d)	2,185,000	2,409,373
5.809%, 12/12/49	655,000	729,455
5.829%, 10/15/42 (d)	143,552	151,439
Morgan Stanley Re-REMIC Trust
1.000%, 03/27/51 (144A)	380,000	375,725
2.000%, 07/27/49 (144A)	548,230	551,311
5.997%, 08/12/45 (144A) (d)	209,179	231,024
5.997%, 08/15/45 (144A) (d)	692,660	764,078
OBP Depositor LLC Trust
4.646%, 07/15/45 (144A)	1,445,000	1,611,694
UBS-Barclays Commercial Mortgage Trust
3.185%, 03/10/46	2,300,000	2,300,294
4.230%, 03/10/46 (144A) (d)	410,000	374,840
VNO Mortgage Trust
2.996%, 11/15/30 (144A)	1,307,883	1,299,044
Wachovia Bank Commercial Mortgage Trust
4.935%, 04/15/42	700,000	713,616
5.590%, 03/15/42 (144A) (d)	325,000	324,366
Wells Fargo Commercial Mortgage Trust
2.918%, 10/15/45	105,000	104,056
3.817%, 08/15/50	1,045,000	1,085,874
WFRBS Commercial Mortgage Trust
3.995%, 05/15/47	3,475,000	3,661,017
4.101%, 03/15/47	1,285,000	1,366,041
4.375%, 03/15/44 (144A)	470,000	514,375
5.000%, 06/15/44 (144A) (d)	130,000	122,032

		79,538,737

Total Mortgage-Backed Securities (Cost $109,516,419)		111,510,979

Asset-Backed Securities—5.2%

Asset-Backed - Automobile—1.4%
American Credit Acceptance Receivables Trust
1.140%, 03/12/18 (144A)	460,107	460,605
AmeriCredit Automobile Receivables Trust
1.310%, 11/08/17	550,000	553,399
1.520%, 01/08/19	185,000	185,454
1.660%, 09/10/18	1,150,000	1,157,849
1.690%, 11/08/18	325,000	328,236
1.930%, 08/08/18	415,000	421,731
2.290%, 11/08/19	100,000	101,186
2.420%, 05/08/18	440,000	449,863
2.640%, 10/10/17	430,000	440,391
2.720%, 09/09/19	100,000	102,460
3.310%, 10/08/19	245,000	253,922
3.440%, 10/08/17	565,000	580,585

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Credit Acceptance Auto Loan Trust
1.210%, 10/15/20 (144A)	340,000	$340,832
1.500%, 04/15/21 (144A)	330,000	332,378
1.550%, 10/15/21 (144A)	690,000	692,574
DT Auto Owner Trust
3.380%, 10/16/17 (144A)	20,310	20,331
4.940%, 07/16/18 (144A)	565,000	575,994
First Investors Auto Owner Trust
1.490%, 01/15/20 (144A)	395,000	396,173
1.810%, 10/15/18 (144A)	195,000	196,354
Flagship Credit Auto Trust
1.210%, 04/15/19 (144A)	423,836	423,826
Prestige Auto Receivables Trust
1.090%, 02/15/18 (144A)	351,906	352,593
1.330%, 05/15/19 (144A)	330,000	330,967
Santander Drive Auto Receivables Trust
1.590%, 10/15/18	1,245,000	1,251,283
1.780%, 11/15/18 (144A)	2,360,000	2,377,079
1.890%, 10/15/19 (144A)	775,000	785,810
1.940%, 03/15/18	535,000	543,252
2.160%, 01/15/20	610,000	624,728
2.250%, 06/17/19	665,000	671,146
2.360%, 04/15/20	650,000	660,691
2.700%, 08/15/18	350,000	359,780
2.940%, 12/15/17	520,000	532,866
3.120%, 10/15/19 (144A)	300,000	309,671
3.250%, 01/15/20	510,000	532,255
3.780%, 11/15/17	445,000	456,824
3.780%, 10/15/19 (144A)	195,000	205,301
4.670%, 01/15/20 (144A)	1,085,000	1,140,650

		19,149,039

Asset-Backed - Home Equity—0.2%
GSAA Home Equity Trust
0.222%, 12/25/46 (d)	452,435	255,668
0.382%, 04/25/47 (d)	329,473	206,672
0.392%, 11/25/36 (d)	420,405	250,571
5.985%, 06/25/36 (d)	745,295	460,626
Morgan Stanley ABS Capital I, Inc. Trust
0.302%, 06/25/36 (d)	1,505,568	1,116,310

		2,289,847

Asset-Backed - Other—3.6%
AMMC CDO
1.680%, 07/27/26 (144A) (d)	1,340,000	1,337,990
Apidos CDO
1.678%, 01/19/25 (144A) (d)	895,000	894,997
1.710%, 04/17/26 (144A) (d)	1,595,000	1,598,952
ARES CLO, Ltd.
1.018%, 04/20/23 (144A) (d)	1,340,000	1,342,344
1.763%, 04/17/26 (144A) (d)	1,475,000	1,478,937
Atlas Senior Loan Fund V, Ltd.
1.809%, 07/16/26 (144A) (d)	615,000	615,002
Avalon IV Capital, Ltd.
2.076%, 04/17/23 (144A) (d)	585,000	584,998

Asset-Backed - Other—(Continued)
Avery Point CLO, Ltd.
1.758%, 04/25/26 (144A) (d)	1,460,000	1,463,158
Babson CLO, Ltd.
1.720%, 07/12/25 (144A) (d)	340,000	339,858
Battalion CLO, Ltd.
1.628%, 10/22/25 (144A) (d)	615,000	613,617
Benefit Street Partners CLO II, Ltd.
1.427%, 07/15/24 (144A) (d)	320,000	315,848
Carlyle Global Market Strategies CLO, Ltd.
1.618%, 01/20/25 (144A) (d)	1,935,000	1,935,513
Cavalary CLO II
2.226%, 01/17/24 (144A) (d)	990,000	982,496
Cent CLO 19, Ltd.
1.557%, 10/29/25 (144A) (d)	670,000	667,203
Cent CLO 21, Ltd.
1.715%, 07/27/26 (144A) (d)	940,000	940,372
CIFC Funding, Ltd.
1.658%, 04/18/25 (144A) (d)	1,585,000	1,583,199
Dryden Senior Loan Fund
1.703%, 07/15/26 (144A) (d)	1,605,000	1,605,061
Finance America Mortgage Loan Trust
1.202%, 09/25/33 (d)	132,904	125,153
Flatiron CLO, Ltd.
2.127%, 07/17/26 (144A) (d)	330,000	330,000
Ford Credit Floorplan Master Owner Trust
1.400%, 02/15/19	230,000	229,801
2.090%, 09/15/16	535,000	536,362
2.860%, 01/15/19	139,000	144,066
3.500%, 01/15/19	265,000	278,267
Fremont Home Loan Trust
1.202%, 12/25/33 (d)	121,169	114,639
GMACM Home Equity Loan Trust
0.390%, 10/25/34 (144A) (d)	206,286	190,856
GT Loan Financing I, Ltd.
1.498%, 10/28/24 (144A) (d)	680,000	676,012
HLSS Servicer Advance Receivables Backed Notes
1.287%, 09/15/44 (144A)	740,000	740,370
1.495%, 05/16/44 (144A)	140,000	140,084
1.793%, 05/15/46 (144A)	2,210,000	2,186,574
1.979%, 08/15/46 (144A)	385,000	387,002
HLSS Servicer Advance Receivables Trust
1.990%, 10/15/45 (144A)	440,000	443,520
ING Investment Management Co.
1.431%, 03/14/22 (144A) (d)	1,500,000	1,499,997
1.756%, 10/15/22 (144A) (d)	435,000	435,124
2.081%, 03/14/22 (144A) (d)	500,000	499,998
KKR Financial CLO, Corp.
0.976%, 10/15/17 (144A) (d)	550,884	550,661
KKR Financial CLO, Ltd.
1.376%, 07/15/25 (144A) (d)	565,000	557,224
Knollwood CDO, Ltd.
3.430%, 01/10/39 (144A) (d)	548,357	5
Lehman XS Trust
0.412%, 11/25/35 (d)	320,115	231,705

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Limerock CLO
1.735%, 04/18/26 (144A) (d)	1,590,000	$1,593,895
Madison Park Funding, Ltd.
1.723%, 07/20/26 (144A) (d)	1,485,000	1,487,372
Magnetite CLO, Ltd.
1.700%, 07/25/26 (144A) (d)	1,255,000	1,254,372
2.230%, 07/25/26 (144A) (d)	1,010,000	1,010,000
Magnetite VIII, Ltd.
1.708%, 04/15/26 (144A) (d)	970,000	969,338
Neuberger Berman CLO, Ltd.
1.000%, 08/04/25	1,230,000	1,230,000
1.741%, 04/15/26 (144A) (d)	1,170,000	1,167,828
Newcastle Mortgage Securities Trust
0.382%, 04/25/37 (d)	1,550,000	941,163
Oak Hill Credit Partners X, Ltd.
1.621%, 07/20/26 (144A) (d)	455,000	455,000
Octagon Investment Partners XVI, Ltd.
1.346%, 07/17/25 (144A) (d)	720,000	711,076
OHA Loan Funding, Ltd.
1.497%, 08/23/24 (144A) (d)	695,000	691,641
OZLM Funding IV, Ltd.
1.378%, 07/22/25 (144A) (d)	1,205,000	1,189,312
OZLM Funding, Ltd.
1.705%, 10/30/23 (144A) (d)	1,070,000	1,071,203
Securitized Asset Backed Receivables LLC Trust
0.242%, 07/25/36 (d)	626,007	297,246
Seneca Park CLO, Ltd.
1.704%, 07/17/26 (144A) (d)	1,095,000	1,094,885
Shackleton CLO, Ltd.
1.710%, 07/17/26 (144A) (d)	1,105,000	1,098,260
Sound Point CLO, Ltd.
1.598%, 01/21/26 (144A) (d)	260,000	258,373
Springleaf Funding Trust
2.410%, 12/15/22 (144A)	1,140,000	1,142,012
Symphony CLO, Ltd.
1.480%, 07/14/26 (144A) (d)	1,295,000	1,293,726
Vibrant CLO, Ltd.
1.706%, 07/17/24 (144A) (d)	1,920,000	1,918,650
2.626%, 07/17/24 (144A) (d)	500,000	501,250

		49,973,567

Total Asset-Backed Securities (Cost $71,547,956)		71,412,453

Floating Rate Loans (d)—2.4%

Aerospace/Defense—0.0%
Transdigm, Inc.
Term Loan D, 3.750%, 06/04/21	115,000	114,650

Agriculture—0.0%
American Rock Salt Holdings LLC
1st Lien Term Loan, 4.750%, 05/20/21	290,000	290,310

Auto Components—0.1%
Roundy’s Supermarkets, Inc.
Term Loan B, 5.750%, 03/03/21	154,613	155,289
Sedgwick, Inc.
1st Lien Term Loan, 3.750%, 03/01/21	1,511,213	1,491,023
2nd Lien Term Loan, 6.750%, 02/28/22	205,000	205,256

		1,851,568

Auto Manufacturers—0.1%
Chrysler Group LLC
Term Loan B, 3.250%, 12/31/18	887,775	886,204

Chemicals—0.2%
Arysta LifeScience Corp.
1st Lien Term Loan, 4.500%, 05/29/20	358,191	359,534
Ineos U.S. Finance LLC
Term Loan, 3.750%, 05/04/18	1,572,088	1,570,523
Minerals Technologies, Inc.
Term Loan B, 4.000%, 05/09/21	180,000	181,182
Momentive Performance Materials, Inc.
Term Loan B, 4.000%, 04/15/15	170,000	170,691
Nexeo Solutions LLC
Term Loan B3, 5.000%, 09/08/17	771,125	774,981

		3,056,911

Coal—0.0%
Arch Coal, Inc.
Term Loan B, 6.250%, 05/16/18	323,354	318,269

Commercial Services—0.0%
Interactive Data Corp.
Term Loan, 4.750%, 05/02/21	140,000	141,401
Moneygram International, Inc.
Term Loan B, 4.250%, 03/27/20	219,444	216,770

		358,171

Diversified Financial Services—0.1%
Delos Finance S.a.r.l.
Term Loan B, 3.500%, 03/06/21	335,000	335,383
TransUnion LLC
Term Loan, 4.000%, 04/09/21	438,258	439,119

		774,502

Electric—0.2%
Calpine Construction Finance Co. L.P.
Term Loan B2, 3.250%, 01/31/22	1,616,858	1,604,732
Energy Future Intermediate Holding Co. LLC
Term Loan, 4.250%, 06/19/16	100,000	100,705
Texas Competitive Electric Holdings Co. LLC
Delayed Draw Term Loan, 0.000%, 05/05/16 (h) (i)	108,911	109,660
Term Loan, 3.750%, 05/05/16	141,089	142,059

		1,957,156

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Energy Equipment & Services—0.1%
Chief Exploration & Development LLC
2nd Lien Term Loan, 7.500%, 05/12/21	105,000	$107,625
Seadrill Partners Finco LLC
Term Loan B, 4.000%, 02/21/21	686,550	683,859

		791,484

Food—0.1%
Aramark Corp.
Term Loan F, 3.250%, 02/24/21	494,760	492,101
JBS USA Holdings, Inc.
Incremental Term Loan, 3.750%, 09/18/20	578,862	577,658

		1,069,759

Healthcare-Products—0.1%
Mallinckrodt International Finance S.A.
Term Loan B, 3.500%, 03/19/21	778,050	779,143

Healthcare-Services—0.2%
24 Hour Fitness Worldwide, Inc.
Term Loan B, 4.750%, 05/28/21	160,000	161,200
DaVita HealthCare Partners, Inc.
Term Loan B, 0.000%, 06/24/21 (h)	175,000	176,004
IMS Health, Inc.
Term Loan, 3.500%, 03/17/21	957,600	953,741
Medpace, Inc.
1st Lien Term Loan, 5.000%, 04/01/21	290,000	291,330
MPH Acquisition Holdings LLC
Term Loan, 4.000%, 03/31/21	243,182	242,822
Ortho-Clinical Diagnostics, Inc.
Term Loan B, 0.000%, 06/30/21 (h)	240,000	242,166
U.S. Renal Care, Inc.
Term Loan, 4.250%, 07/03/19	378,095	379,808

		2,447,071

Home Furnishings—0.0%
Tempur-Pedic International, Inc.
Term Loan B, 3.500%, 03/18/20	293,300	293,116

Household Products—0.1%
Revlon Consumer Products Corp.
Term Loan B, 3.250%, 11/20/17	950,000	951,188

Insurance—0.1%
Asurion LLC
2nd Lien Term Loan, 8.500%, 03/03/21	285,000	296,222
Term Loan B1, 5.000%, 05/24/19	228,819	230,559
Term Loan B2, 4.250%, 07/08/20	298,492	298,742
Hub International, Ltd.
Term Loan B, 4.250%, 10/02/20	598,500	600,370

		1,425,893

Internet & Catalog Retail—0.0%
Lands’ End, Inc.
Term Loan B, 4.250%, 04/02/21	234,413	234,510

Internet Software & Services—0.0%
Dealertrack Technologies, Inc.
Term Loan B, 3.500%, 02/28/21	539,022	539,135

Leisure Products—0.0%
Bauer Performance Sports, Ltd.
Term Loan B, 4.500%, 04/15/21	124,840	125,191

Lodging—0.1%
Hilton Fort Lauderdale
Mezzanine Term Loan, 7.352%, 02/22/16 (j) (k)	1,000,000	994,200
La Quinta Intermediate Holdings LLC
Term Loan B, 4.000%, 04/14/21	606,000	607,421
Station Casinos LLC
Term Loan B, 4.250%, 03/02/20	313,152	314,456

		1,916,077

Machinery—0.0%
Gates Global, Inc.
Term Loan B, 4.250%, 07/05/21	290,000	289,411

Machinery-Diversified—0.1%
Alliance Laundry Systems LLC
Term Loan, 4.257%, 12/10/18	154,735	155,775
Gardner Denver, Inc.
Term Loan, 4.250%, 07/30/20	572,118	572,501
Interline Brands, Inc.
Term Loan, 4.000%, 03/17/21	773,063	772,421
PRA Holdings, Inc.
1st Lien Term Loan, 4.500%, 09/23/20	323,371	322,360

		1,823,057

Media—0.0%
Acosta, Inc.
Term Loan B, 3.400%, 03/02/18	314,209	316,055
Numericable U.S. LLC
Term Loan B1, 4.500%, 05/21/20	93,827	94,538
Term Loan B2, 4.500%, 05/21/20	81,173	81,789

		492,382

Oil & Gas—0.0%
Fieldwood Energy LLC
1st Lien Term Loan, 3.875%, 09/28/18	507,445	509,772

Packaging & Containers—0.1%
Berry Plastics Holding Corp.
Term Loan D, 3.500%, 02/08/20	298,489	296,421
Caesars Growth Properties Holdings LLC
Term Loan, 6.250%, 05/08/21	215,000	215,426
Signode Industrial Group U.S., Inc.
Term Loan B, 4.000%, 05/01/21	370,000	369,421

		881,268

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.1%
Grifols Worldwide Operations USA, Inc.
Term Loan B, 3.150%, 02/27/21	648,375	$648,433

Pipelines—0.0%
Energy Transfer Equity L.P.
Term Loan, 3.250%, 12/02/19	325,000	322,062

Retail—0.2%
J Crew Group, Inc.
Term Loan B, 4.000%, 03/05/21	900,000	889,452
Michaels Stores, Inc.
Delayed Draw Term Loan B2, 0.000%, 01/28/20 (h)	125,000	125,201
Neiman Marcus Group, Inc. (The)
Term Loan, 4.250%, 10/26/20	643,388	642,892
Party City Holdings, Inc.
Term Loan, 4.000%, 07/27/19	626,850	624,010
Rite Aid Corp.
Term Loan 7, 3.500%, 02/21/20	748,125	748,357

		3,029,912

Semiconductors—0.1%
Avago Technologies Cayman, Ltd.
Term Loan B, 3.750%, 05/06/21	220,000	220,937
Entegris, Inc.
Term Loan B, 3.500%, 04/30/21	490,000	487,092
Freescale Semiconductor, Inc.
Term Loan B4, 4.250%, 02/28/20	348,250	348,759

		1,056,788

Software—0.1%
Infor U.S., Inc.
Term Loan B5, 3.750%, 06/03/20	348,250	346,437
Kronos, Inc.
2nd Lien Term Loan, 9.750%, 04/30/20	155,000	161,781
Incremental Term Loan, 4.500%, 10/30/19	410,000	413,844

		922,062

Telecommunications—0.2%
West Corp.
Term Loan B10, 3.250%, 06/30/18	300,000	298,650
XO Communications LLC
Term Loan, 4.250%, 03/17/21	374,063	376,840
Ziggo B.V.
Term Loan B1A, 3.250%, 01/15/22	536,191	530,891
Term Loan B2A, 3.250%, 01/15/22	345,532	342,116
Term Loan B3, 0.000%, 01/15/22 (h)	568,277	562,660

		2,111,157

Trading Companies & Distributors—0.0%
Neff Rental LLC
2nd Lien Term Loan, 7.250%, 06/09/21	125,000	124,922

Total Floating Rate Loans (Cost $32,303,502)		32,391,534

Foreign Government—1.1%
Security Description	Principal Amount*/ Notional Amount	Value

Sovereign—1.1%
Brazil Notas do Tesouro Nacional
6.000%, 05/15/45 (BRL)	1,606,000	1,742,860
Brazilian Government International Bonds
7.125%, 01/20/37	230,000	290,950
Colombian TES
3.500%, 04/17/19 (COP)	999,647,460	544,357
7.000%, 05/04/22 (COP)	977,500,000	534,176
Japanese Government CPI Linked Bond
0.100%, 09/10/23 (JPY)	553,647,600	5,929,421
Mexican Bonos
8.000%, 12/07/23 (MXN)	6,151,000	553,910
Mexican Udibonos
2.000%, 06/09/22 (MXN)	7,192,127	552,347
Mexico Government International Bonds
4.000%, 10/02/23	324,000	340,524
4.750%, 03/08/44	1,400,000	1,428,000
5.550%, 01/21/45	543,000	617,662
6.750%, 09/27/34	75,000	97,125
Peru Government Bond
8.200%, 08/12/26 (PEN)	2,575,000	1,123,872
Russian Federal Bond
8.150%, 02/03/27 (RUB)	19,700,000	570,445

Total Foreign Government (Cost $13,641,724)		14,325,649

Municipals—0.4%
State of California General Obligation Unlimited, Build America Bonds
4.601%, 05/15/31	1,775,000	1,928,981
7.350%, 11/01/39	1,525,000	2,181,726
7.600%, 11/01/40	1,075,000	1,625,282

Total Municipals (Cost $5,439,037)		5,735,989

Purchased Options—0.1%

Call Options—0.1%
2 Year Interest Rate Swap, Exercise Rate 0.71%, Expires 09/02/16 (Counterparty - JPMorgan Chase Bank N.A.) (k)	18,455,000	27,306
2 Year Interest Rate Swap, Exercise Rate 0.73%, Expires 09/02/16 (Counterparty - JPMorgan Chase Bank N.A.) (k)	20,295,000	35,502
2 Year Interest Rate Swap, Exercise Rate 0.74%, Expires 09/05/14 (Counterparty - Bank of America N.A.) (k)	10,085,000	18,186
30 Year Interest Rate Swap, Exercise Rate 3.94%, Expires 04/19/24 (Counterparty - Deutsche Bank AG) (k)	8,000,000	926,880

		1,007,874

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Purchased Options—(Continued)

Security Description	Shares/ Principal Amount*/ Notional Amount	Value

Put Options—0.0%
10 Year Interest Rate Swap, Exercise Rate 3.50%, Expires 05/01/25 (Counterparty—JPMorgan Chase Bank N.A.) (k)	7,575,000	$54,029
30 Year Interest Rate Swap, Exercise Rate 3.94%, Expires 04/15/24 (Counterparty—Deutsche Bank AG) (k)	8,000,000	786,713

		840,742

Total Purchased Options (Cost $2,055,738)		1,848,616

Short-Term Investments—5.7%

Mutual Fund—4.0%
State Street Navigator Securities Lending MET Portfolio (l)	55,314,046	55,314,046

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $23,730,526 on 07/01/14, collateralized by $24,115,000 Fannie Mae at 0.500% due 09/28/15 with a value of $24,205,431.	23,730,526	23,730,526

Total Short-Term Investments (Cost $79,044,572)		79,044,572

Total Investments—112.2% (Cost $1,451,214,757)		1,540,945,307
Unfunded Loan Commitments—(0.0)% (Cost $(108,911))		(108,911)
Net Investments—112.2% (Cost $1,451,105,846) (m)		1,540,836,396
Other assets and liabilities (net)—(12.2)%		(167,466,555)

Net Assets—100.0%		$1,373,369,841

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $54,246,386 and the collateral received consisted of cash in the amount of $55,314,046 and non-cash collateral with a value of $20,750. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Interest only security.
(f)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2014, the market value of securities pledged was $238,340.
(g)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(h)	This loan will settle after June 30, 2014, at which time the interest rate will be determined.
(i)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2014, these securities represent 0.1% of net assets.
(k)	Illiquid security. As of June 30, 2014, these securities represent 0.2% of net assets.
(l)	Represents investment of cash collateral received from securities lending transactions.
(m)	As of June 30, 2014, the aggregate cost of investments was $1,451,105,846. The aggregate unrealized appreciation and depreciation of investments were $103,454,357 and $(13,723,807), respectively, resulting in net unrealized appreciation of $89,730,550.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the market value of 144A securities was $106,892,417, which is 7.8% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(COP)—	Colombian Peso
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PEN)—	Peruvian Nuevo Sol
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Ruble

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	185,639,000	BNP Paribas	09/17/14	$1,821,741	$11,747
JPY	185,640,000	Bank of America N.A.	09/17/14	1,821,707	11,790
JPY	190,438,000	Barclays Bank plc	09/17/14	1,860,255	20,630

Contracts to Deliver
JPY	1,126,528,000	Commonwealth Bank of Australia	07/31/14	11,057,716	(64,848)
PEN	1,522,000	Citibank N.A.	09/17/14	539,047	(402)
RUB	19,025,000	Bank of America N.A.	09/17/14	541,767	(8,303)

Net Unrealized Depreciation					$(29,386)

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	3.500%	TBA	(2,800,000)	$(2,953,375)	$(2,967,563)
Fannie Mae 15 Yr. Pool	2.500%	TBA	(3,100,000)	(3,126,766)	(3,148,921)
Fannie Mae 15 Yr. Pool	4.500%	TBA	(5,400,000)	(5,727,375)	(5,731,593)
Freddie Mac 30 Yr. Gold Pool	5.500%	TBA	(1,300,000)	(1,443,016)	(1,450,743)
Freddie Mac 30 Yr. Gold Pool	4.000%	TBA	(6,100,000)	(6,423,109)	(6,462,187)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(9,400,000)	(9,203,000)	(9,272,950)
Ginnie Mae I 30 Yr. Pool	5.000%	TBA	(3,200,000)	(3,523,516)	(3,516,082)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(8,800,000)	(9,543,000)	(9,582,717)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(1,200,000)	(1,273,875)	(1,281,750)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(2,700,000)	(2,864,738)	(2,889,422)
Ginnie Mae II 30 Yr. Pool	3.000%	TBA	(5,000,000)	(4,986,719)	(5,046,875)
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	(8,100,000)	(8,410,359)	(8,437,290)

Totals				$(59,478,848)	$(59,788,093)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index Futures	09/19/14	51	USD	4,970,589	$8,032
U.S. Treasury Note 2 Year Futures	09/30/14	95	USD	20,873,434	(12,028)
U.S. Treasury Note 5 Year Futures	09/30/14	338	USD	40,259,279	118,518
U.S. Treasury Ultra Long Bond Futures	09/19/14	37	USD	5,513,738	33,950

Futures Contracts—Short
90 Day EuroDollar Futures	12/19/16	(165)	USD	(40,398,021)	(37,292)
U.S. Treasury Long Bond Futures	09/19/14	(6)	USD	(823,490)	365
U.S. Treasury Note 10 Year Futures	09/19/14	(592)	USD	(73,765,532)	(336,218)

Net Unrealized Depreciation					$(224,673)

Swap Agreements

OTC Inflation swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Receive	CPI-U	2.125%	04/15/19	Deutsche Bank AG	USD	30,425,000	$296,686	$—	$296,686

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Swap Agreements—(Continued)

Centrally cleared Credit Default Swap agreements on credit indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
Markit CDX North America High Yield Index, Series 22	(5.000%	)	06/20/19	3.027%	USD	1,089,000	$68
Markit CDX North America Investment Grade Index, Series 22	(1.000%	)	06/20/19	0.585%	USD	8,100,000	(3,882)
Markit iTraxx Europe Index, Series 21	(1.000%	)	06/20/19	0.622%	EUR	6,580,000	6,829
Markit iTraxx Cross over Index, Series 21	(5.000%	)	06/20/19	2.414%	EUR	3,890,000	(39,501)

Totals							$(36,486)

OTC Credit Default Swaps on credit indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Markit ABX-HE AAA, Series 6, Version 1	(0.180%	)	07/25/45	JPMorgan Chase Bank N.A.	N/A	USD	1,353,834	$35,200	$35,283	$(83)
Markit ABX-HE AAA, Series 6, Version 1	(0.180%	)	07/25/45	JPMorgan Chase Bank N.A.	N/A	USD	31,921	830	803	27
Markit ABX-HE AAA, Series 6, Version 1	(0.180%	)	07/25/45	JPMorgan Chase Bank N.A.	N/A	USD	1,684,312	43,792	42,379	1,413
Markit ABX-HE AAA, Series 6, Version 2	(0.110%	)	05/25/46	JPMorgan Chase Bank N.A.	N/A	USD	2,352,860	467,513	483,446	(15,933)
Markit ABX-HE AAA, Series 6, Version 2	(0.110%	)	05/25/46	Barclays Bank plc	N/A	USD	756,928	150,402	151,676	(1,274)
Markit ABX-HE AAA, Series 6, Version 2	(0.110%	)	05/25/46	Credit Suisse International	N/A	USD	9,120	1,812	1,825	(13)
Markit ABX-HE AAA, Series 6, Version 2	(0.110%	)	05/25/46	JPMorgan Chase Bank N.A.	N/A	USD	351,105	69,765	74,736	(4,971)
Markit ABX-HE PEN AAA, Series 6, Version 2	(0.110%	)	05/25/46	JPMorgan Chase Bank N.A.	N/A	USD	555,383	77,754	77,842	(88)
Markit CDX Emerging Market Index, Series 21	(5.000%	)	06/20/19	BNP Paribas	2.365%	USD	1,175,000	(140,261)	(116,912)	(23,349)
Markit CDX Emerging Market Index, Series 21	(5.000%	)	06/20/19	BNP Paribas	3.027%	USD	2,035,000	(176,897)	(219,780)	42,883
Markit CDX Emerging Market Index, Series 21	(5.000%	)	06/20/19	Barclays Bank plc	2.365%	USD	825,000	(98,481)	(92,565)	(5,916)
Markit CMBX North America A, Series 6	(2.000%	)	05/11/63	Credit Suisse International	N/A	USD	10,000	(210)	(158)	(52)
Markit CMBX North America A, Series 6	(2.000%	)	05/11/63	Credit Suisse International	N/A	USD	400,000	(8,385)	(3,182)	(5,203)
Markit CMBX North America AA, Series 1	(0.250%	)	10/14/52	Credit Suisse International	N/A	USD	2,170,000	292,407	350,809	(58,402)
Markit CMBX North America AA, Series 1	(0.250%	)	10/12/52	Deutsche Bank AG	N/A	USD	30,000	4,042	4,001	41
Markit CMBX North America AA, Series 2	(0.150%	)	03/15/49	Bank of America N.A.	N/A	USD	253,171	72,090	73,104	(1,014)
Markit CMBX North America AA, Series 2	(0.150%	)	03/15/49	Credit Suisse International	N/A	USD	2,044,476	582,165	611,603	(29,438)
Markit CMBX North America AA, Series 2	(0.150%	)	03/15/49	Credit Suisse International	N/A	USD	47,768	13,602	13,641	(39)
Markit CMBX North America AA, Series 7	(1.500%	)	01/17/47	Bank of America N.A.	N/A	USD	160,000	(1,833)	(1,812)	(21)

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreci ation/ (Deprec iation)
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	20,000	$(229)	$(126)	$(103)
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	320,000	(3,666)	(3,623)	(43)
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	370,000	(4,238)	(3,280)	(958)
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	400,000	(4,582)	1,649	(6,231)
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	405,000	(4,639)	(3,797)	(842)
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 2	(0.150%)	03/15/49	Bank of America N.A.	N/A	USD	525,450	149,622	165,512	(15,890)
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 7	(1.000%)	01/17/47	Credit Suisse International	N/A	USD	485,000	801	11,679	(10,878)
Markit CMBX North America AJ, Series 1	(0.840%)	10/12/52	Credit Suisse International	N/A	USD	715,000	16,851	22,579	(5,728)
Markit CMBX North America AJ, Series 1	(0.840%)	10/12/52	Deutsche Bank AG	N/A	USD	15,000	354	339	15
Markit CMBX North America AJ, Series 2	(1.090%)	03/15/49	Credit Suisse International	N/A	USD	1,330,330	102,103	101,478	625
Markit CMBX North America AJ, Series 2	(1.090%)	03/15/49	Credit Suisse International	N/A	USD	124,098	9,524	11,465	(1,941)
Markit CMBX North America AJ, Series 2	(1.090%)	03/15/49	Deutsche Bank AG	N/A	USD	253,160	19,430	19,311	119
Markit CMBX North America AJ, Series 2	(1.090%)	03/15/49	Deutsche Bank AG	N/A	USD	14,892	1,143	1,170	(27)
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Bank of America N.A.	N/A	USD	682,499	122,338	121,055	1,283
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	747,262	133,947	152,182	(18,235)
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	582,864	104,478	112,203	(7,725)
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	249,087	44,649	44,687	(38)
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	JPMorgan Chase Bank N.A.	N/A	USD	39,854	7,144	7,679	(535)
Markit CMBX North America AM, Series 2	(0.500%)	03/15/49	Credit Suisse International	N/A	USD	2,855,000	36,009	41,312	(5,303)
Markit CMBX North America AM, Series 2	(0.500%)	03/15/49	JPMorgan Chase Bank N.A.	N/A	USD	65,000	820	856	(36)
Markit CMBX North America AM, Series 4	(0.500%)	02/17/51	Credit Suisse International	N/A	USD	435,000	19,417	23,564	(4,147)
Markit CMBX North America AM, Series 4	(0.500%)	02/17/51	JPMorgan Chase Bank N.A.	N/A	USD	10,000	446	429	17
Markit CMBX North America AS, Series 6	(1.000%)	05/11/63	Credit Suisse International	N/A	USD	25,000	(21)	110	(131)
Markit CMBX North America AS, Series 6	(1.000%)	05/11/63	Credit Suisse International	N/A	USD	1,085,000	(903)	11,701	(12,604)
Markit CMBX North America AS, Series 7	(1.000%)	01/17/47	Credit Suisse International	N/A	USD	535,000	1,055	8,498	(7,443)
Markit CMBX North America AS, Series 7	(1.000%)	01/17/47	Credit Suisse International	N/A	USD	55,000	108	501	(393)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreci ation/ (Deprec iation)
Markit CMBX North America AS, Series 7	(1.000%)	01/17/47	Credit Suisse International	N/A	USD	10,000	$20	$84	$(64)

Totals							$2,137,288	$2,335,956	$(198,668)

OTC Credit Default Swaps on credit indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appre ciation/ (Depre ciation)
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Credit Suisse International	N/A	USD	185,000	$(2,756)	$(3,637)	$881
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Credit Suisse International	N/A	USD	1,135,000	(16,908)	(22,567)	5,659
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Credit Suisse International	N/A	USD	6,970,000	(103,834)	(146,772)	42,938
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Deutsche Bank AG	N/A	USD	1,115,000	(16,610)	(24,026)	7,416
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	1,342,000	32,105	(13,933)	46,038
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	900,000	21,531	21,976	(445)
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	815,000	19,498	13,988	5,510
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	150,000	3,589	946	2,643
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	60,000	1,435	(1,312)	2,747
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	30,000	718	109	609
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Deutsche Bank AG	N/A	USD	115,000	2,751	1,828	923
Markit CMBX North America BB, Series 7	5.000%	01/17/47	Bank of America N.A.	N/A	USD	405,000	2,608	3,616	(1,008)
Markit CMBX North America BB, Series 7	5.000%	01/17/47	Credit Suisse International	N/A	USD	1,465,000	9,433	(53,594)	63,027
Markit CMBX North America BBB, Series 6	3.000%	05/11/63	Barclays Bank plc	N/A	USD	65,000	1,209	1,209	—
Markit CMBX North America BBB, Series 6	3.000%	05/11/63	Credit Suisse International	N/A	USD	880,000	16,169	(7,504)	23,673
Markit CMBX North America BBB, Series 6	3.000%	05/11/63	Credit Suisse International	N/A	USD	10,000	184	31	153
Markit CMBX North America BBB, Series 7	3.000%	01/17/47	Credit Suisse International	N/A	USD	955,000	905	(30,490)	31,395
Markit PrimeX ARM, Series 2	4.580%	12/25/37	JPMorgan Chase Bank N.A.	N/A	USD	1,020,044	33,163	30,631	2,532
Markit PrimeX ARM, Series 2	4.580%	12/25/37	JPMorgan Chase Bank N.A.	N/A	USD	23,402	746	775	(29)
Markit PrimeX FRM, Series 1	4.420%	07/25/36	JPMorgan Chase Bank N.A.	N/A	USD	130,349	13,400	13,326	74
Markit PrimeX FRM, Series 1	4.420%	07/25/36	JPMorgan Chase Bank N.A.	N/A	USD	3,523	360	360	—

Totals							$19,696	$(215,040)	$234,736

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(ABX-HE)—	Asset-Backed Home Equity Index
(ARM)—	Adjustable Rate Mortgage
(CMBX)—	Commercial Mortgage-Backed Index
(CPI-U)—	Non-revised Consumer Price Index All Urban
(EUR)—	Euro
(FRM)—	Fixed Rate Mortgage
(JPY)—	Japanese Yen
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$823,445,736	$—	$—	$823,445,736
Total U.S. Treasury & Government Agencies*	—	257,033,600	—	257,033,600
Total Corporate Bonds & Notes*	—	144,196,179	—	144,196,179
Total Mortgage-Backed Securities*	—	111,510,979	—	111,510,979
Total Asset-Backed Securities*	—	71,412,453	—	71,412,453
Floating Rate Loans
Aerospace/Defense	—	114,650	—	114,650
Agriculture	—	290,310	—	290,310
Auto Components	—	1,851,568	—	1,851,568
Auto Manufacturers	—	886,204	—	886,204
Chemicals	—	3,056,911	—	3,056,911
Coal	—	318,269	—	318,269

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Commercial Services	$—	$358,171	$—	$358,171
Diversified Financial Services	—	774,502	—	774,502
Electric (Less Unfunded Loan Commitments of $108,911)	—	1,848,245	—	1,848,245
Energy Equipment & Services	—	791,484	—	791,484
Food	—	1,069,759	—	1,069,759
Healthcare-Products	—	779,143	—	779,143
Healthcare-Services	—	2,447,071	—	2,447,071
Home Furnishings	—	293,116	—	293,116
Household Products	—	951,188	—	951,188
Insurance	—	1,425,893	—	1,425,893
Internet & Catalog Retail	—	234,510	—	234,510
Internet Software & Services	—	539,135	—	539,135
Leisure Products	—	125,191	—	125,191
Lodging	—	921,877	994,200	1,916,077
Machinery	—	289,411	—	289,411
Machinery-Diversified	—	1,823,057	—	1,823,057
Media	—	492,382	—	492,382
Oil & Gas	—	509,772	—	509,772
Packaging & Containers	—	881,268	—	881,268
Pharmaceuticals	—	648,433	—	648,433
Pipelines	—	322,062	—	322,062
Retail	—	3,029,912	—	3,029,912
Semiconductors	—	1,056,788	—	1,056,788
Software	—	922,062	—	922,062
Telecommunications	—	2,111,157	—	2,111,157
Trading Companies & Distributors	—	124,922	—	124,922
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	31,288,423	994,200	32,282,623
Total Foreign Government*	—	14,325,649	—	14,325,649
Total Municipals	—	5,735,989	—	5,735,989
Total Purchased Options*	—	1,848,616	—	1,848,616
Short-Term Investments
Mutual Fund	55,314,046	—	—	55,314,046
Repurchase Agreement	—	23,730,526	—	23,730,526
Total Short-Term Investments	55,314,046	23,730,526	—	79,044,572
Total Net Investments	$878,759,782	$661,082,414	$994,200	$1,540,836,396

Collateral for Securities Loaned (Liability)	$—	$(55,314,046)	$—	$(55,314,046)
TBA Forward Sales Commitments	$—	$(59,788,093)	$—	$(59,788,093)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$44,167	$—	$44,167
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(73,553)	—	(73,553)
Total Forward Contracts	$—	$(29,386)	$—	$(29,386)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$160,865	$—	$—	$160,865
Futures Contracts (Unrealized Depreciation)	(385,538)	—	—	(385,538)
Total Futures Contracts	$(224,673)	$—	$—	$(224,673)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$6,897	$—	$6,897
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(43,383)	—	(43,383)
Total Centrally Cleared Swap Contracts	$—	$(36,486)	$—	$(36,486)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,038,123	$—	$3,038,123
OTC Swap Contracts at Value (Liabilities)	—	(584,453)	—	(584,453)
Total OTC Swap Contracts	$—	$2,453,670	$—	$2,453,670

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of June 30, 2014

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts/ (Premiums)	Change in Unrealized Depreciation	Transfers into Level 3	Balance as of June 30, 2014	Change in Unrealized Depreciation from Investments Still Held at June 30, 2014
Floating Rate Loans
Lodging	$—	$897	$(6,697)	$1,000,000	$994,200	$(6,697)

Floating rate loans in the amount of $1,000,000 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

WMC Balanced Portfolio

Statement of Assets and Liabilities

June 30, 2014

Assets
Investments at value (a) (b) (c)	$1,540,836,396
Cash	102,768
Cash denominated in foreign currencies (d)	5,515
Cash collateral (e)	1,420,188
OTC swap contracts at market value (f)	3,038,123
Unrealized appreciation on forward foreign currency exchange contracts	44,167
Receivable for:
Investments sold	16,986,399
TBA securities sold (g)	102,646,012
Fund shares sold	16,562
Principal paydowns	13,513
Dividends and interest	3,817,530
Variation margin on futures contracts	130,269
Interest on OTC swap contracts	12,671
Variation margin on swap contracts	14,275

Total Assets	1,669,084,388
Liabilities
Forward sales commitments, at value	59,788,093
OTC swap contracts at market value (h)	584,453
Cash collateral for swap contracts	4,150,000
Unrealized depreciation on forward foreign currency exchange contracts	73,553
Collateral for securities loaned	55,314,046
Payables for:
Investments purchased	20,947,887
TBA securities purchased (g)	153,442,971
Fund shares redeemed	623,288
Interest on reverse repurchase agreements	52
Interest on OTC swap contracts	10,033
Accrued Expenses:
Management fees	473,867
Distribution and service fees	19,685
Deferred trustees’ fees	56,940
Other expenses	229,679

Total Liabilities	295,714,547

Net Assets	$1,373,369,841

Net Assets Consist of:
Paid in surplus	$1,083,240,612
Undistributed net investment income	12,320,765
Accumulated net realized gain	188,344,100
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	89,464,364

Net Assets	$1,373,369,841

Net Assets
Class A	$1,262,350,766
Class B	74,100,764
Class E	36,918,311
Capital Shares Outstanding*
Class A	58,963,295
Class B	3,475,506
Class E	1,727,014
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.41
Class B	21.32
Class E	21.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,451,105,846.
(b)	Includes securities loaned at value of $54,246,386.
(c)	Investments at value includes unfunded loan commitments of $108,911.
(d)	Identified cost of cash denominated in foreign currencies was $5,991.
(e)	Includes collateral of $906,132 for futures contracts and $514,056 for OTC swap contracts.
(f)	Net premium received on OTC swap contracts was $2,749,693.
(g)	Included within TBA securities sold is $75,810,285 related to TBA forward sale commitments and included within TBA securities purchased is $16,360,738 related to TBA forward sale commitments.
(h)	Net premium received on OTC swap contracts was $628,777.

Statement of Operations

Six Months Ended June 30, 2014

Investment Income
Dividends (a)	$6,764,911
Interest (b)	9,007,485
Securities lending income	131,855

Total investment income	15,904,251
Expenses
Management fees	3,060,174
Administration fees	15,694
Custodian and accounting fees	162,408
Distribution and service fees—Class B	91,130
Distribution and service fees—Class E	27,313
Interest expense	24,964
Audit and tax services	37,653
Legal	16,019
Trustees’ fees and expenses	17,274
Shareholder reporting	118,702
Insurance	4,326
Miscellaneous	6,454

Total expenses	3,582,111
Less management fee waiver	(186,929)
Less broker commission recapture	(6,417)

Net expenses	3,388,765

Net Investment Income	12,515,486

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	211,028,553
Futures contracts	(325,662)
Written options	59,634
Swap contracts	(570,364)
Foreign currency transactions	(84,895)

Net realized gain	210,107,266

Net change in unrealized appreciation (depreciation) on:
Investments	(141,330,577)
Futures contracts	(713,058)
Written options	27,174
Swap contracts	33,117
Foreign currency transactions	26,322

Net change in unrealized depreciation	(141,957,022)

Net realized and unrealized gain	68,150,244

Net Increase in Net Assets From Operations	$80,665,730

(a)	Net of foreign withholding taxes of $46,317.
(b)	Net of foreign withholding taxes of $1,972.

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

WMC Balanced Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,515,486	$24,314,308
Net realized gain	210,107,266	87,149,522
Net change in unrealized appreciation (depreciation)	(141,957,022)	131,318,552

Increase in net assets from operations	80,665,730	242,782,382

From Distributions to Shareholders
Net investment income
Class A	(24,938,092)	(29,469,679)
Class B	(1,292,484)	(1,608,768)
Class E	(686,167)	(844,948)

Total distributions	(26,916,743)	(31,923,395)

Decrease in net assets from capital share transactions	(41,332,928)	(90,973,572)

Total increase in net assets	12,416,059	119,885,415

Net Assets
Beginning of period	1,360,953,782	1,241,068,367

End of period	$1,373,369,841	$1,360,953,782

Undistributed net investment income
End of period	$12,320,765	$26,722,022

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	382,566	$7,945,476	1,816,467	$34,142,526
Reinvestments	1,224,256	24,938,092	1,648,192	29,469,679
Redemptions	(3,307,272)	(68,919,932)	(7,721,804)	(145,181,520)

Net decrease	(1,700,450)	$(36,036,364)	(4,257,145)	$(81,569,315)

Class B
Sales	110,314	$2,295,182	236,375	$4,430,064
Reinvestments	63,669	1,292,484	90,329	1,608,768
Redemptions	(359,666)	(7,449,365)	(609,866)	(11,469,641)

Net decrease	(185,683)	$(3,861,699)	(283,162)	$(5,430,809)

Class E
Sales	30,127	$624,596	56,048	$1,067,699
Reinvestments	33,718	686,167	47,309	844,948
Redemptions	(132,094)	(2,745,628)	(312,756)	(5,886,095)

Net decrease	(68,249)	$(1,434,865)	(209,399)	$(3,973,448)

Decrease derived from capital shares transactions		$(41,332,928)		$(90,973,572)

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

WMC Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014		Year Ended December 31,
			2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.59		$17.52		$15.95	$15.72	$14.61	$13.18

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.36		0.38	0.36	0.33	0.35
Net realized and unrealized gain on investments	1.05		3.18		1.58	0.26	1.06	1.78

Total from investment operations	1.24		3.54		1.96	0.62	1.39	2.13

Less Distributions
Distributions from net investment income	(0.42)		(0.47)		(0.39)	(0.39)	(0.28)	(0.70)

Total distributions	(0.42)		(0.47)		(0.39)	(0.39)	(0.28)	(0.70)

Net Asset Value, End of Period	$21.41		$20.59		$17.52	$15.95	$15.72	$14.61

Total Return (%) (b)	6.14	(c)	20.59	(d)	12.38	3.80	9.65	17.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(e)	0.51		0.52	0.51	0.50	0.52
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	(e)	0.51		0.52	0.51	0.50	0.52
Net ratio of expenses to average net assets (%) (f)	0.49	(e)	0.51		0.52	0.51	0.50	0.52
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.48	(e)	0.51		0.52	0.51	0.50	0.52
Ratio of net investment income to average net assets (%)	1.88	(e)	1.89		2.23	2.23	2.21	2.67
Portfolio turnover rate (%)	260	(c)(g)	340	(g)	494 (g)	942	1,014	611
Net assets, end of period (in millions)	$1,262.4		$1,249.1		$1,137.3	$1,126.6	$1,216.2	$1,256.9

	Class B
	Six Months Ended June 30, 2014		Year Ended December 31,
			2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.48		$17.43		$15.88	$15.65	$14.55	$13.11

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.31		0.33	0.32	0.29	0.32
Net realized and unrealized gain on investments	1.04		3.16		1.57	0.26	1.06	1.77

Total from investment operations	1.21		3.47		1.90	0.58	1.35	2.09

Less Distributions
Distributions from net investment income	(0.37)		(0.42)		(0.35)	(0.35)	(0.25)	(0.65)

Total distributions	(0.37)		(0.42)		(0.35)	(0.35)	(0.25)	(0.65)

Net Asset Value, End of Period	$21.32		$20.48		$17.43	$15.88	$15.65	$14.55

Total Return (%) (b)	6.00	(c)	20.28	(d)	12.11	3.59	9.31	17.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.76		0.77	0.76	0.75	0.77
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	(e)	0.76		0.77	0.76	0.75	0.77
Net ratio of expenses to average net assets (%) (f)	0.74	(e)	0.76		0.77	0.76	0.75	0.77
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.73	(e)	0.76		0.77	0.76	0.75	0.77
Ratio of net investment income to average net assets (%)	1.63	(e)	1.64		1.98	1.98	1.97	2.42
Portfolio turnover rate (%)	260	(c)(g)	340	(g)	494 (g)	942	1,014	611
Net assets, end of period (in millions)	$74.1		$75.0		$68.7	$67.8	$72.4	$70.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

WMC Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014		Year Ended December 31,
			2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.54		$17.48		$15.92	$15.70	$14.59	$13.15

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.33		0.35	0.33	0.31	0.34
Net realized and unrealized gain on investments	1.05		3.17		1.57	0.26	1.06	1.77

Total from investment operations	1.23		3.50		1.92	0.59	1.37	2.11

Less Distributions
Distributions from net investment income	(0.39)		(0.44)		(0.36)	(0.37)	(0.26)	(0.67)

Total distributions	(0.39)		(0.44)		(0.36)	(0.37)	(0.26)	(0.67)

Net Asset Value, End of Period	$21.38		$20.54		$17.48	$15.92	$15.70	$14.59

Total Return (%) (b)	6.09	(c)	20.39	(d)	12.18	3.67	9.45	17.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(e)	0.66		0.67	0.66	0.65	0.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	(e)	0.66		0.67	0.66	0.65	0.67
Net ratio of expenses to average net assets (%) (f)	0.64	(e)	0.66		0.67	0.66	0.65	0.67
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.63	(e)	0.66		0.67	0.66	0.65	0.67
Ratio of net investment income to average net assets (%)	1.73	(e)	1.74		2.08	2.07	2.06	2.54
Portfolio turnover rate (%)	260	(c)(g)	340	(g)	494 (g)	942	1,014	611
Net assets, end of period (in millions)	$36.9		$36.9		$35.0	$35.4	$40.9	$44.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	In 2013, 0.04%, 0.04% and 0.04% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 20.55%, 20.24% and 20.35% for Class A, Class B and Class E, respectively.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 124%, 139% and 243% for the six months ended June 30, 2014 and for the years ended December 31, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—June 30, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Balanced Portfolio (the “Portfolio”), which is diversified. On February 3, 2014, Wellington Management Company, LLP succeeded BlackRock Advisors LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Diversified Portfolio to the WMC Balanced Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-33

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-34

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown reclasses, return of capital dividends, amortization and accretion of debt securities, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $23,730,526, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2014, the Portfolio had an outstanding reverse repurchase agreement balance for 26 days. The average amount of borrowings was $68,781,044 and the weighted average interest rate was (0.54)% during the 26 day period. There were no outstanding reverse repurchase agreements as of June 30, 2014.

MSF-35

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2014, the Portfolio held U.S. Treasury securities purchased through secured borrowing transactions. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed

MSF-36

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2014, the Portfolio had open unfunded loan commitments of $108,911. At June 30, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign

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Notes to Financial Statements—June 30, 2014—(Continued)

currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing

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Notes to Financial Statements—June 30, 2014—(Continued)

sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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WMC Balanced Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same

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Notes to Financial Statements—June 30, 2014—(Continued)

notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At June 30, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$1,848,616
	OTC swap contracts at market value (b)	296,686
	Unrealized appreciation on futures contracts* (c)	152,833	Unrealized depreciation on futures contracts* (c)	$385,538
Credit	OTC swap contracts at market value (b)	2,741,437	OTC swap contracts at market value (b)	584,453
	Unrealized appreciation on centrally cleared swap contracts** (c)	6,897	Unrealized depreciation on centrally cleared swap contracts** (c)	43,383
Equity	Unrealized appreciation on futures contracts* (c)	8,032
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	44,167	Unrealized depreciation on forward foreign currency exchange contracts	73,553

Total		$5,098,668		$1,086,927

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $12,671 and OTC swap interest payable of $10,033.
(c)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$376,634	$(10,136)	$(260,000)	$106,498
Barclays Bank plc	172,241	(98,481)	—	73,760
BNP Paribas	11,747	(11,747)	—	—
Credit Suisse International	1,464,515	(150,371)	(1,040,000)	274,144
Deutsche Bank AG	2,037,999	(16,610)	(1,870,000)	151,389
JPMorgan Chase Bank N.A.	867,770	—	(867,770)	—

	$4,930,906	$(287,345)	$(4,037,770)	$605,791

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Notes to Financial Statements—June 30, 2014—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$10,136	$(10,136)	$—	$—
Barclays Bank plc	98,481	(98,481)	—	—
BNP Paribas	317,158	(11,747)	(305,411)	—
Citibank N.A.	402	—	—	402
Commonwealth Bank of Australia	64,848	—	—	64,848
Credit Suisse International	150,371	(150,371)	—	—
Deutsche Bank AG	16,610	(16,610)	—	—

	$658,006	$(287,345)	$(305,411)	$65,250

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the six months ended June 30, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$(143,575)	$—	$—	$(7,548)	$(151,123)
Forward foreign currency transactions	—	—	—	63,650	63,650
Futures contracts	(331,561)	—	5,899	—	(325,662)
Swap contracts	161,215	(731,579)	—	—	(570,364)
Written options	(2,424)	—	—	62,058	59,634

	$(316,345)	$(731,579)	$5,899	$118,160	$(923,865)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$(275,564)	$—	$—	$(40,749)	$(316,313)
Forward foreign currency transactions	—	—	—	27,158	27,158
Futures contracts	(721,090)	—	8,032	—	(713,058)
Swap contracts	65,000	(31,883)	—	—	33,117
Written options	17,109	—	—	10,065	27,174

	$(914,545)	$(31,883)	$8,032	$(3,526)	$(941,922)

For the six months ended June 30, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$67,184,000
Forward foreign currency transactions	11,464,629
Futures contracts long	52,460,510
Futures contracts short	(47,570,000)
Swap contracts	68,046,506

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

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Notes to Financial Statements—June 30, 2014—(Continued)

The Portfolio transactions in written options during the six months June 30, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	2,260,000	—	8,983
Options written	—	32	39,940
Options bought back	—	(32)	(39,940)
Options exercised	(1,130,000)	—	(4,830)
Options expired	(1,130,000)	—	(4,153)

Options outstanding June 30, 2014	—	—	—

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	1,185,040,000	217	98,906
Options written	24,154,000	32	104,301
Options bought back	(1,209,194,000)	(249)	(203,207)

Options outstanding June 30, 2014	—	—	—

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

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Notes to Financial Statements—June 30, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,402,013,925	$1,330,644,258	$2,319,257,840	$1,477,400,348

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $4,845,559 in sales of investments, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2014 were as follows:

Purchases	Sales
$2,069,793,347	$2,042,956,918

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$3,060,174	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

MSF-44

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective February 3, 2014, Wellington Management Company, LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to February 3, 2014, BlackRock Advisors, LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

The Subadviser has voluntarily agreed, for the period from February 3, 2014 through February 2, 2015, to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $186,929 was waived in the aggregate for the six months ended June 30, 2014 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-45

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$31,923,395	$28,774,954	$—	$—	$31,923,395	$28,774,954

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$26,762,222	$—	$226,055,302	$(16,387,061)	$236,430,463

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $80,924,105.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $16,387,061.

9. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-46

Metropolitan Series Fund

WMC Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Balanced Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Balanced Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of June 30, 2014, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2013, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WMC Balanced Portfolio of the Metropolitan Series Fund as of June 30, 2014, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2013, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 26, 2014

MSF-47

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2014, the Class A, B, and E shares of the WMC Core Equity Opportunities Portfolio returned 3.43%, 3.29%, and 3.34%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 7.27%.

Davis Selected Advisers, L.P. was the Portfolio’s subadviser until February 2, 2014. The following portion of the commentary covers the period from January 1 through February 2, 2014. During that period, the Portfolio’s benchmark was the Standard & Poor’s (“S&P”) 500 Index.2

MARKET ENVIRONMENT / CONDITIONS

During the period from January 1 to February 2, 2014, the S&P 500 Index experienced declines in all sectors but two: Utilities and Health Care. The sectors within the Index that turned in the weakest performance over that period were Energy, Consumer Discretionary, and Consumer Staples.

PORTFOLIO REVIEW / PERIOD ENDING POSITIONING

Financial companies were the most important detractor from the Portfolio’s performance during the year-to-date period through February 2, 2014. The Portfolio’s Financial companies under-performed those of the S&P 500 Index and the Portfolio also suffered from a larger average weighting in this sector. Bank of New York Mellon, American Express, Berkshire Hathaway, Progressive, and Loews were among the most important detractors from performance. Julius Baer (Switzerland) was an important contributor to the Portfolio’s performance.

Consumer Discretionary companies were the second most important detractor to the Portfolio’s performance relative to the S&P 500 Index. The Portfolio’s Consumer Discretionary companies under-performed the corresponding sector within the S&P 500 Index. Bed Bath & Beyond was the most important detractor from the Portfolio’s performance. Netflix was among the Portfolio’s most important contributors to performance.

Information Technology companies were the most important contributor to the Portfolio’s performance relative to the S&P 500 Index. Google, Hewlett Packard, Microsoft, and Twitter were all among the Portfolio’s most important contributors to performance.

Christopher Davis

Portfolio Managers

Davis Selected Advisers, L.P.

Wellington Management Company, LLP became subadviser to the Portfolio on February 3, 2014. The following portion of the commentary covers the period from February 3 through June 30, 2014. The Portfolio’s benchmark changed from the S&P 500 Index to the Russell 1000 Index when Wellington Management Company, LLP became subadviser.

MARKET ENVIRONMENT / CONDITIONS

Equities rebounded from January’s pullback and re-entered positive territory for the year. Further evidence of a eurozone economic recovery and improved sentiment regarding China, led by better-than-expected trade data, helped turn the tide. In the U.S., despite a myriad of adverse weather-influenced economic data, the S&P 500 Index rebounded in February. Despite a defensive, risk-off feel to the month of March, equities eked out a modest gain. Momentum stocks came under heightened scrutiny late in the month, which caused some market participants to question the staying power of the 5-year-old bull market. Overall, the second quarter marked the eighth consecutive quarter in which equities rallied. Robust merger and acquisition activity, along with accommodative monetary policy from central banks around the globe aided bullish sentiment. However, six years after the Global Financial Crisis, it is still hard to get the global credit cycle going. Despite tepid economic data out of Europe, a disappointing negative gross domestic product print in the U.S., and continued risks of a Chinese growth slowdown, investors continued to bid up stocks. Geopolitical clouds also continued to linger. While the worst of the Ukraine crisis appears to be behind us, the outbreak of a civil war in Iraq will likely have detrimental implications for oil prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio trailed its benchmark, the Russell 1000 Index, during the portion of the period Wellington managed the Portfolio (February 3 to June 30, 2014). Stock selection within the Consumer Discretionary, Information Technology, and Consumer Staples sectors detracted from relative performance. This was partially offset by positive stock selection within the Financials and Health Care sectors. Sector positioning, a result of the bottom-up stock selection process, detracted from relative results, driven largely by the Portfolio’s overweight allocation to Industrials and underweight to Utilities. A frictional cash position also weighed on benchmark relative results as equities rose during the period.

Top relative detractors during the period included TJX Cos., Omicom Group, and Cardinal Health. Not owning strong performing benchmark constituent Apple also hurt relative results. Top contributors during the period included BG Group (United Kingdom), Anheuser-Busch InBev (Belgium), and Canadian National Railway (Canada). Not owning Google and Bank of America, both of which trailed the Russell 1000 Index, also aided the Portfolio’s relative returns.

MSF-1

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*—(Continued)

As of the end of the period, the Portfolio remained overweight the Health Care, Industrials, and Consumer Staples sectors relative to the Russell 1000 Index. Exposure to Consumer Discretionary decreased slightly, but the Portfolio maintained an overweight position. The Portfolio was most underweight the Information Technology, Financials, and Telecommunication Services sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company, LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2014 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2014

	6 Month	1 Year	5 Year	10 Year
WMC Core Equity Opportunities Portfolio
Class A	3.43	19.76	15.74	6.65
Class B	3.29	19.44	15.46	6.38
Class E	3.34	19.56	15.57	6.49
Russell 1000 Index	7.27	25.35	19.25	8.19
S&P 500 Index	7.14	24.61	18.83	7.78

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2014

Top Holdings

% of Net Assets
United Parcel Service, Inc. - Class B	3.0
UnitedHealth Group, Inc.	2.9
BG Group plc	2.8
Wal-Mart Stores, Inc.	2.7
Lockheed Martin Corp.	2.7
TJX Cos., Inc. (The)	2.7
Medtronic, Inc.	2.6
Johnson & Johnson	2.5
Chevron Corp.	2.5
Praxair, Inc.	2.5

Top Sectors

% of Net Assets
Health Care	18.5
Industrials	16.0
Consumer Discretionary	13.5
Consumer Staples	13.3
Financials	11.1
Energy	10.7
Information Technology	10.1
Materials	4.3
Utilities	1.0

MSF-3

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period** January 1, 2014 to June 30, 2014
Class A(a)	Actual	0.59%	$1,000.00	$1,034.30	$2.98
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class B(a)	Actual	0.84%	$1,000.00	$1,032.90	$4.23
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

Class E(a)	Actual	0.74%	$1,000.00	$1,033.40	$3.73
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—9.7%
General Dynamics Corp. (a)	428,180	$49,904,379
Honeywell International, Inc.	804,250	74,755,037
Lockheed Martin Corp.	678,496	109,054,662
Northrop Grumman Corp.	582,458	69,679,451
United Technologies Corp.	782,797	90,373,914

		393,767,443

Air Freight & Logistics—3.0%
United Parcel Service, Inc. - Class B	1,205,379	123,744,208

Banks—3.1%
PNC Financial Services Group, Inc. (The)	692,782	61,692,237
Wells Fargo & Co.	1,187,200	62,399,232

		124,091,469

Beverages—5.4%
Anheuser-Busch InBev NV	678,550	77,993,247
Coca-Cola Co. (The)	1,733,700	73,439,532
Diageo plc	2,209,640	70,340,120

		221,772,899

Biotechnology—1.8%
Amgen, Inc.	605,485	71,671,259

Capital Markets—1.8%
BlackRock, Inc.	231,035	73,838,786

Chemicals—4.3%
Ecolab, Inc.	658,805	73,351,349
Praxair, Inc.	773,110	102,699,932

		176,051,281

Electrical Equipment—1.2%
Emerson Electric Co.	757,065	50,238,833

Energy Equipment & Services—1.7%
Schlumberger, Ltd.	569,533	67,176,417

Food & Staples Retailing—4.5%
CVS Caremark Corp.	936,575	70,589,658
Wal-Mart Stores, Inc.	1,475,292	110,750,170

		181,339,828

Health Care Equipment & Supplies—2.6%
Medtronic, Inc.	1,640,616	104,605,676

Health Care Providers & Services—5.2%
Cardinal Health, Inc.	1,407,232	96,479,826
UnitedHealth Group, Inc. (a)	1,425,927	116,569,532

		213,049,358

Hotels, Restaurants & Leisure—2.2%
McDonald’s Corp.	899,390	90,604,549

Household Products—3.4%
Colgate-Palmolive Co.	892,552	60,854,196
Procter & Gamble Co. (The)	999,990	78,589,214

		139,443,410

Insurance—5.0%
ACE, Ltd.	790,570	81,982,109
Chubb Corp. (The)	652,612	60,151,248
Marsh & McLennan Cos., Inc.	1,201,796	62,277,069

		204,410,426

IT Services—5.7%
Accenture plc - Class A (a)	1,148,438	92,839,728
Automatic Data Processing, Inc.	1,236,215	98,007,125
International Business Machines Corp.	222,025	40,246,472

		231,093,325

Leisure Products—1.8%
Mattel, Inc.	1,892,948	73,768,184

Media—2.4%
Omnicom Group, Inc.	576,740	41,075,423
Walt Disney Co. (The)	676,665	58,017,257

		99,092,680

Multi-Utilities—1.0%
Dominion Resources, Inc.	592,333	42,363,656

Oil, Gas & Consumable Fuels—9.0%
BG Group plc	5,338,870	112,870,671
Chevron Corp.	791,412	103,318,837
Enbridge, Inc. (a)	1,491,485	70,800,793
Exxon Mobil Corp.	791,089	79,646,840

		366,637,141

Pharmaceuticals—8.9%
Johnson & Johnson	992,355	103,820,180
Merck & Co., Inc.	1,750,515	101,267,293
Pfizer, Inc.	2,055,215	60,998,781
Roche Holding AG	326,460	97,416,158

		363,502,412

Real Estate Investment Trusts—1.3%
Public Storage	301,565	51,673,163

Road & Rail—2.0%
Canadian National Railway Co.	1,277,410	83,081,631

Software—4.4%
Microsoft Corp.	2,445,844	101,991,695
Oracle Corp.	1,939,375	78,602,869

		180,594,564

Specialty Retail—4.8%
Lowe’s Cos., Inc.	1,786,418	85,730,200

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
TJX Cos., Inc. (The)	2,035,917	$108,208,988

		193,939,188

Textiles, Apparel & Luxury Goods—2.3%
NIKE, Inc. - Class B	1,207,415	93,635,033

Total Common Stocks (Cost $3,693,175,828)		4,015,186,819

Short-Term Investments—3.1%

Mutual Fund—1.6%
State Street Navigator Securities Lending MET Portfolio (b)	67,977,620	67,977,620

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/14 at 0.000% to be repurchased at $60,982,203 on 07/01/14, collateralized by $55,975,000 U.S. Treasury Bond at 11.250% due 02/15/15 with a value of $62,202,219.	60,982,203	60,982,203

Total Short-Term Investments (Cost $128,959,823)		128,959,823

Total Investments—101.6% (Cost $3,822,135,651) (c)		4,144,146,642
Other assets and liabilities (net)—(1.6)%		(66,624,627)

Net Assets—100.0%		$4,077,522,015

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2014, the market value of securities loaned was $66,289,699 and the collateral received consisted of cash in the amount of $67,977,620. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
(c)	As of June 30, 2014, the aggregate cost of investments was $3,822,135,651. The aggregate unrealized appreciation and depreciation of investments were $360,061,763 and $(38,050,772), respectively, resulting in net unrealized appreciation of $322,010,991.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$393,767,443	$—	$—	$393,767,443
Air Freight & Logistics	123,744,208	—	—	123,744,208
Banks	124,091,469	—	—	124,091,469

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2014 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Beverages	$73,439,532	$148,333,367	$—	$221,772,899
Biotechnology	71,671,259	—	—	71,671,259
Capital Markets	73,838,786	—	—	73,838,786
Chemicals	176,051,281	—	—	176,051,281
Electrical Equipment	50,238,833	—	—	50,238,833
Energy Equipment & Services	67,176,417	—	—	67,176,417
Food & Staples Retailing	181,339,828	—	—	181,339,828
Health Care Equipment & Supplies	104,605,676	—	—	104,605,676
Health Care Providers & Services	213,049,358	—	—	213,049,358
Hotels, Restaurants & Leisure	90,604,549	—	—	90,604,549
Household Products	139,443,410	—	—	139,443,410
Insurance	204,410,426	—	—	204,410,426
IT Services	231,093,325	—	—	231,093,325
Leisure Products	73,768,184	—	—	73,768,184
Media	99,092,680	—	—	99,092,680
Multi-Utilities	42,363,656	—	—	42,363,656
Oil, Gas & Consumable Fuels	253,766,470	112,870,671	—	366,637,141
Pharmaceuticals	266,086,254	97,416,158	—	363,502,412
Real Estate Investment Trusts	51,673,163	—	—	51,673,163
Road & Rail	83,081,631	—	—	83,081,631
Software	180,594,564	—	—	180,594,564
Specialty Retail	193,939,188	—	—	193,939,188
Textiles, Apparel & Luxury Goods	93,635,033	—	—	93,635,033
Total Common Stocks	3,656,566,623	358,620,196	—	4,015,186,819
Short-Term Investments
Mutual Fund	67,977,620	—	—	67,977,620
Repurchase Agreement	—	60,982,203	—	60,982,203
Total Short-Term Investments	67,977,620	60,982,203	—	128,959,823
Total Investments	$3,724,544,243	$419,602,399	$—	$4,144,146,642

Collateral for securities loaned (Liability)	$—	$(67,977,620)	$—	$(67,977,620)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value (a) (b)	$4,144,146,642
Cash denominated in foreign currencies (c)	265,246
Receivable for:
Fund shares sold	260,629
Dividends	5,992,053

Total Assets	4,150,664,570
Liabilities
Collateral for securities loaned	67,977,620
Payables for:
Fund shares redeemed	2,780,174
Accrued expenses:
Management fees	1,859,292
Distribution and service fees	269,495
Deferred trustees’ fees	54,996
Other expenses	200,978

Total Liabilities	73,142,555

Net Assets	$4,077,522,015

Net assets consist of:
Paid in surplus	$2,468,509,169
Undistributed net investment income	34,581,969
Accumulated net realized gain	1,252,356,702
Unrealized appreciation on investments and foreign currency transactions	322,074,175

Net Assets	$4,077,522,015

Net Assets
Class A	$2,373,506,137
Class B	709,220,201
Class E	994,795,677
Capital Shares Outstanding*
Class A	58,869,615
Class B	17,707,714
Class E	24,803,410
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$40.32
Class B	40.05
Class E	40.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $66,289,699.
(b)	Identified cost of investments was $3,822,135,651.
(c)	Identified cost of cash denominated in foreign currencies was $265,246.

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (a)	$48,021,299
Securities lending income	218,141

Total investment income	48,239,440
Expenses
Management fees	14,008,156
Administration fees	46,000
Custodian and accounting fees	204,450
Distribution and service fees—Class B	879,673
Distribution and service fees—Class E	738,958
Audit and tax services	16,798
Legal	25,100
Trustees’ fees and expenses	20,028
Shareholder reporting	100,230
Insurance	13,080
Miscellaneous	6,449

Total expenses	16,058,922
Less management fee waiver	(2,582,722)
Less broker commission recapture	(5,683)

Net expenses	13,470,517

Net Investment Income	34,768,923

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,234,533,736
Foreign currency transactions	(62,079)

Net realized gain	1,234,471,657

Net change in unrealized depreciation on:
Investments	(1,136,386,406)
Foreign currency transactions	(10,335)

Net change in unrealized depreciation	(1,136,396,741)

Net realized and unrealized gain	98,074,916

Net Increase in Net Assets From Operations	$132,843,839

(a)	Net of foreign withholding taxes of $889,943.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$34,768,923	$25,872,241
Net realized gain	1,234,471,657	346,285,698
Net change in unrealized appreciation (depreciation)	(1,136,396,741)	760,937,286

Increase in net assets from operations	132,843,839	1,133,095,225

From Distributions to Shareholders
Net investment income
Class A	(16,548,559)	(31,490,128)
Class B	(3,364,228)	(8,152,158)
Class E	(5,632,049)	(12,388,595)
Net realized capital gains
Class A	(197,771,508)	(37,609,908)
Class B	(60,905,856)	(11,674,923)
Class E	(84,758,861)	(16,474,748)

Total distributions	(368,981,061)	(117,790,460)

Increase (decrease) in net assets from capital share transactions	152,000,995	(490,709,115)

Total increase (decrease) in net assets	(84,136,227)	524,595,650

Net Assets
Beginning of period	4,161,658,242	3,637,062,592

End of period	$4,077,522,015	$4,161,658,242

Undistributed net investment income
End of period	$34,581,969	$25,357,882

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	5,026,490	$197,850,265	2,486,744	$92,199,353
Reinvestments	5,529,414	214,320,067	1,979,376	69,100,036
Redemptions	(7,324,238)	(293,794,047)	(12,006,298)	(452,672,435)

Net increase (decrease)	3,231,666	$118,376,285	(7,540,178)	$(291,373,046)

Class B
Sales	156,202	$6,393,506	472,141	$18,005,282
Reinvestments	1,668,486	64,270,084	571,221	19,827,081
Redemptions	(1,415,778)	(57,663,770)	(3,096,663)	(116,991,585)

Net increase (decrease)	408,910	$12,999,820	(2,053,301)	$(79,159,222)

Class E
Sales	434,730	$17,515,650	1,157,229	$43,504,691
Reinvestments	2,343,555	90,390,910	830,600	28,863,343
Redemptions	(2,139,218)	(87,281,670)	(5,090,245)	(192,544,881)

Net increase (decrease)	639,067	$20,624,890	(3,102,416)	$(120,176,847)

Increase (decrease) derived from capital shares transactions		$152,000,995		$(490,709,115)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$42.97		$33.21	$29.67	$31.25	$28.17	$21.72

Income (Loss) from Investment Operations
Net investment income (a)	0.37		0.28	0.48	0.33	0.28	0.25
Net realized and unrealized gain (loss) on investments	0.95		10.64	3.33	(1.56)	3.09	6.57

Total from investment operations	1.32		10.92	3.81	(1.23)	3.37	6.82

Less Distributions
Distributions from net investment income	(0.31)		(0.53)	(0.27)	(0.35)	(0.29)	(0.37)
Distributions from net realized capital gains	(3.66)		(0.63)	0.00	0.00	0.00	0.00

Total distributions	(3.97)		(1.16)	(0.27)	(0.35)	(0.29)	(0.37)

Net Asset Value, End of Period	$40.32		$42.97	$33.21	$29.67	$31.25	$28.17

Total Return (%) (b)	3.43	(c)	33.70	12.86	(4.03)	12.00	31.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.72	0.73	0.73	0.73	0.74
Net ratio of expenses to average net assets (%) (e)(f)	0.59	(d)	0.67	0.68	0.68	0.68	0.69
Ratio of net investment income to average net assets (%)	1.82	(d)	0.74	1.50	1.06	0.99	1.06
Portfolio turnover rate (%)	99	(c)	11	16	19	19	24
Net assets, end of period (in millions)	$2,373.5		$2,391.0	$2,098.2	$2,040.4	$2,412.4	$2,472.8

	Class B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$42.66		$32.98	$29.46	$31.04	$28.00	$21.58

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.18	0.40	0.24	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.93		10.57	3.31	(1.54)	3.06	6.54

Total from investment operations	1.25		10.75	3.71	(1.30)	3.27	6.72

Less Distributions
Distributions from net investment income	(0.20)		(0.44)	(0.19)	(0.28)	(0.23)	(0.30)
Distributions from net realized capital gains	(3.66)		(0.63)	0.00	0.00	0.00	0.00

Total distributions	(3.86)		(1.07)	(0.19)	(0.28)	(0.23)	(0.30)

Net Asset Value, End of Period	$40.05		$42.66	$32.98	$29.46	$31.04	$28.00

Total Return (%) (b)	3.29	(c)	33.36	12.62	(4.27)	11.71	31.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.97	0.98	0.98	0.98	0.99
Net ratio of expenses to average net assets (%) (e)(f)	0.84	(d)	0.92	0.93	0.93	0.93	0.94
Ratio of net investment income to average net assets (%)	1.57	(d)	0.49	1.25	0.80	0.75	0.79
Portfolio turnover rate (%)	99	(c)	11	16	19	19	24
Net assets, end of period (in millions)	$709.2		$738.0	$638.2	$631.4	$593.6	$492.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$42.74		$33.03	$29.51	$31.09	$28.04	$21.61

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.22	0.43	0.28	0.24	0.21
Net realized and unrealized gain (loss) on investments	0.93		10.60	3.31	(1.55)	3.06	6.54

Total from investment operations	1.27		10.82	3.74	(1.27)	3.30	6.75

Less Distributions
Distributions from net investment income	(0.24)		(0.48)	(0.22)	(0.31)	(0.25)	(0.32)
Distributions from net realized capital gains	(3.66)		(0.63)	0.00	0.00	0.00	0.00

Total distributions	(3.90)		(1.11)	(0.22)	(0.31)	(0.25)	(0.32)

Net Asset Value, End of Period	$40.11		$42.74	$33.03	$29.51	$31.09	$28.04

Total Return (%) (b)	3.34	(c)	33.53	12.70	(4.18)	11.82	31.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.88	0.88	0.88	0.89
Net ratio of expenses to average net assets (%) (e)(f)	0.74	(d)	0.82	0.83	0.83	0.83	0.84
Ratio of net investment income to average net assets (%)	1.67	(d)	0.59	1.34	0.90	0.85	0.90
Portfolio turnover rate (%)	99	(c)	11	16	19	19	24
Net assets, end of period (in millions)	$994.8		$1,032.7	$900.7	$935.4	$1,016.6	$887.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waiver was 0.03% for the six months ended June 30, 2014 (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2014 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. On February 3, 2014, Wellington Management Company, LLP succeeded Davis Selected Advisers, L.P. as the subadviser to the Portfolio and the name of the Portfolio was changed from the Davis Venture Value Portfolio to the WMC Core Equity Opportunities Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2014 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2014, the Portfolio had investments in repurchase agreements with a gross value of $60,982,203, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

MSF-14

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$3,914,283,493	$0	$3,964,706,773

During the six months ended June 30, 2014, the Portfolio engaged in security transactions with other affiliated portfolios, these amounted to $6,730,944 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2014	% per annum	Average Daily Net Assets
$14,008,156	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

MSF-15

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective February 3, 2014, Wellington Management Company, LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to February 3, 2014, Davis Selected Advisers, L.P. was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period February 3, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.070%	$3 billion to $4.5 billion
0.095%	Over $4.5 billion

Prior to February 3, 2014 the Adviser had agreed, for the period April 29, 2013 to February 2, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $50 million
0.075%	On the next $450 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

Amounts waived for the six months ended June 30, 2014 amounted to $1,987,266 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed, for the period from February 3, 2014 through February 2, 2015, to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $595,456 was waived in the aggregate for the six months ended June 30, 2014 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-16

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2014—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$52,030,881	$28,577,651	$65,759,579	$—	$117,790,460	$28,577,651

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$39,145,226	$329,496,474	$1,476,563,653	$—	$1,845,205,353

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-17

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: September 4, 2014

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date: September 4, 2014